Annual Report

                                                               February 28, 2002

Franklin Tax-Free Trust

     Franklin Florida Insured Tax-Free Income Fund
     Franklin Insured Tax-Free Income Fund
     Franklin Massachusetts Insured Tax-Free Income Fund
     Franklin Michigan Insured Tax-Free Income Fund
     Franklin Minnesota Insured Tax-Free Income Fund
     Franklin Ohio Insured Tax-Free Income Fund

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS LOGO

  THANK YOU FOR INVESTING WITH
        FRANKLIN TEMPLETON. WE
    ENCOURAGE OUR INVESTORS TO
          MAINTAIN A LONG-TERM
 PERSPECTIVE AND REMEMBER THAT
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  SHARE  PRICES. WE APPRECIATE
    YOUR PAST SUPPORT AND LOOK
       FORWARD TO SERVING YOUR
 INVESTMENT NEEDS IN THE YEARS
                        AHEAD.

[GRAPHIC OMITTED]
PICTURE
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN TAX-FREE TRUST
SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

FRANKLINTEMPLETON.COM
[GRAPHIC OMITTED]
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

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Tax-Free Trust's annual report for the fiscal year ended February 28, 2002.

During the 12 months under review, the U.S. economy weakened further as gross domestic product (GDP) growth declined during the first half of 2001 before contracting at a 1.3% annualized rate in the third quarter. In response to this deteriorating economic activity and the fallout from September 11's tragic events, the Federal Reserve Board (the Fed) continued aggressively cutting interest rates, seeking to lower borrowing costs and stimulate economic growth. Nine interest rate cuts during the 12 months under review reduced the federal funds target rate from 5.50% at the beginning of the period to 1.75% on February 28, 2002, its lowest level in more than 40 years. In November 2001, the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001, ending the longest economic expansion in the nation's history. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with employment, industrial production and consumer and business spending dropping substantially. Consequently, consumer confidence fell to multi-year lows. However, the Fed's efforts and significant government spending contributed to a surprising fourth quarter GDP growth rate of 1.7% annualized.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and declining corporate and economic data. Investors' risk aversion increased, and by the end of third quarter 2001, this sentiment led to significant market volatility. The equity indexes experienced their worst quarterly decline, on a percentage basis, since the quarter that included the crash of 1987. The major stock indexes rebounded significantly in 2001's fourth quarter as indications of a potential economic recovery offered investors some optimism. However, from the end of December 2001 through February 28, 2002, equity markets again experienced volatility and generally fell amid lower corporate earnings announcements and investors' skepticism of corporate integrity following Enron's collapse.


CONTENTS




Shareholder Letter ..............   1

Special Feature:
Making Sense of Dividends .......   4

Fund Reports

 Franklin Florida Insured
 Tax-Free Income Fund ...........   8

 Franklin Insured
 Tax-Free Income Fund ...........  13

 Franklin Massachusetts Insured
 Tax-Free Income Fund ...........  22

 Franklin Michigan Insured
 Tax-Free Income Fund ...........  28

 Franklin Minnesota Insured
 Tax-Free Income Fund ...........  36

 Franklin Ohio Insured
 Tax-Free Income Fund ...........  42

Municipal Bond Ratings ..........  50

Financial Highlights &
Statements of Investments .......  52

Financial Statements ............  99

Notes to Financial Statements ... 106

Independent Auditors' Report .... 112

Tax Designation ................. 113

Board Members and Officers ...... 114


[PYRAMID GRAPHIC OMITTED]
GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME

WHAT DOES
"TAXABLE EQUIVALENT" MEAN FOR YOU?

FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY OF EACH FUND'S REPORT.

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

For much of the year under review, fixed income markets, including municipal bonds, generally performed well, aided primarily by falling interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries outperformed the Standard & Poor's 500 Composite Index, a widely used benchmark of equity market performance, during the period. The bond market's progress was not a steady rise, however, and overall the Treasury yield curve, representing yields of short- to long-term Treasuries, steepened. The 30-year Treasury bond's yield increased slightly from 5.31% at the beginning of the year under review to 5.42% on February 28, 2002. At the same time, the 10-year Treasury note's yield declined from 4.92% to 4.88%, and the 2-year Treasury note's yield fell from 4.39% to 3.06%. Short-term interest rates fell more substantially than long-term rates largely due to the Fed's actions and investors' economic worries.

The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, experienced volatility before ending the period relatively flat, yielding 5.40% at the beginning of the period and 5.25% on February 28, 2002.1 On October 31, 2001, the Fed's announcement to discontinue new issuance of 30-year debt exacerbated the already disconnected relationship between the long-term municipal market and the Treasury market, which resulted from the Fed's early-2000 introduction of its 30-year Treasury bond buyback program. Subsequently, the 30-year Treasury bond's price rose more than five points, its largest one-day point gain since the bond began trading on a regular basis; the 10-year Treasury note gained nearly one full point in response, while municipals increased marginally. Municipal bonds did, however, benefit from robust retail and institutional demand, and held up well despite widening Treasury yield spreads and an increase in new-issue supply. At the end of the reporting period, municipal bonds continued to offer attractive tax-equivalent yields over comparable taxable investments.

Looking forward, we believe the severity and duration of the national economic slowdown will be the key determinants of how state and municipal bond credit quality will fare over the short term. States with broad-based and diversified economies should be best positioned to withstand recessionary pressures that may continue through fiscal year 2002 and that could impact 2003 budget discussions.



1. Source: THE BOND BUYER. The unmanaged Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

However, economic diversity alone may not sustain a state's credit quality. The magnitude of revenue shortfalls will impact financial reserves, and stringent budgetary mechanisms to quickly cut expenditures will also be critical factors for states' credit stability and their underlying municipal bonds. Still, we view the municipal bond market favorably over the long term. Most state and local government finances were very strong through early 2001, allowing greater financial flexibility and cushion to face challenging times.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

We firmly believe that most people benefit from professional financial advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/Sheila Amoroso

Sheila Amoroso


/s/Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

-------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S
SHAREHOLDER REPORT EVERY SIX
MONTHS. TO REDUCE FUND
EXPENSES, WE TRY TO IDENTIFY
RELATED SHAREHOLDERS IN A
HOUSEHOLD AND SEND ONLY ONE
COPY OF THE REPORT. THIS
PROCESS, CALLED
"HOUSEHOLDING," WILL CONTINUE
INDEFINITELY UNLESS YOU
INSTRUCT US OTHERWISE. IF YOU
PREFER NOT TO HAVE THESE
DOCUMENTS HOUSEHOLDED, PLEASE
CALL US AT 1-800/632-2301. AT
ANY TIME YOU MAY VIEW CURRENT
SHAREHOLDER REPORTS ON OUR
WEBSITE.
-------------------------------

Q&A

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS



FREQUENTLY ASKED QUESTIONS ABOUT THE DIVIDEND POLICY OF FRANKLIN TAX-FREE INCOME FUNDS.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

   As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

             ----------------------------------------------------------
                Not FDIC Insured o May LoseValue o No Bank Guarantee
             ----------------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

   Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

   Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.

Q. WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

   Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

   Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.

Q. WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk.



                       NOT PART OF THE SHAREHOLDER REPORT

   However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

   Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.

   Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

   As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 53/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

[Line Graphic Omitted]

MONTHLY YIELDS OF BOND BUYER 40

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph tracks the monthly yields of the Bond Buyer 40 from 1/85 to 2/02.

Date            Bond Buyer 40 Yields
-----------------------------------------
         Jan 85                   10.35%
         Feb 85                   10.20%
         Mar 85                   10.01%
         Apr 85                    9.50%
         May 85                    9.43%
         Jun 85                    9.40%
         Jul 85                    9.45%
         Aug 85                    9.80%
         Sep 85                    9.49%
         Oct 85                    9.24%
         Nov 85                    8.92%
         Dec 85                    8.48%
         Jan 86                    8.04%
         Feb 86                    7.82%
         Mar 86                    7.92%
         Apr 86                    8.14%
         May 86                    7.90%
         Jun 86                    7.96%
         Jul 86                    7.88%
         Aug 86                    7.41%
         Sep 86                    7.56%
         Oct 86                    7.36%
         Nov 86                    7.19%
         Dec 86                    7.18%
         Jan 87                    7.11%
         Feb 87                    7.05%
         Mar 87                    7.18%
         Apr 87                    8.10%
         May 87                    8.29%
         Jun 87                    8.19%
         Jul 87                    8.17%
         Aug 87                    8.16%
         Sep 87                    8.87%
         Oct 87                    8.72%
         Nov 87                    8.62%
         Dec 87                    8.40%
         Jan 88                    7.97%
         Feb 88                    7.85%
         Mar 88                    8.17%
         Apr 88                    8.17%
         May 88                    8.20%
         Jun 88                    8.04%
         Jul 88                    8.05%
         Aug 88                    8.11%
         Sep 88                    7.89%
         Oct 88                    7.73%
         Nov 88                    7.90%
         Dec 88                    7.74%
         Jan 89                    7.66%
         Feb 89                    7.73%
         Mar 89                    7.79%
         Apr 89                    7.58%
         May 89                    7.46%
         Jun 89                    7.29%
         Jul 89                    7.16%
         Aug 89                    7.36%
         Sep 89                    7.47%
         Oct 89                    7.38%
         Nov 89                    7.24%
         Dec 89                    7.25%
         Jan 90                    7.45%
         Feb 90                    7.40%
         Mar 90                    7.52%
         Apr 90                    7.74%
         May 90                    7.53%
         Jun 90                    7.50%
         Jul 90                    7.35%
         Aug 90                    7.64%
         Sep 90                    7.79%
         Oct 90                    7.71%
         Nov 90                    7.47%
         Dec 90                    7.47%
         Jan 91                    7.39%
         Feb 91                    7.36%
         Mar 91                    7.34%
         Apr 91                    7.26%
         May 91                    7.21%
         Jun 91                    7.21%
         Jul 91                    7.11%
         Aug 91                    6.97%
         Sep 91                    6.89%
         Oct 91                    6.85%
         Nov 91                    6.90%
         Dec 91                    6.66%
         Jan 92                    6.72%
         Feb 92                    6.76%
         Mar 92                    6.76%
         Apr 92                    6.74%
         May 92                    6.63%
         Jun 92                    6.49%
         Jul 92                    6.19%
         Aug 92                    6.35%
         Sep 92                    6.39%
         Oct 92                    6.68%
         Nov 92                    6.42%
         Dec 92                    6.39%
         Jan 93                    6.31%
         Feb 93                    6.01%
         Mar 93                    6.04%
         Apr 93                    5.96%
         May 93                    5.89%
         Jun 93                    5.76%
         Jul 93                    5.78%
         Aug 93                    5.60%
         Sep 93                    5.47%
         Oct 93                    5.48%
         Nov 93                    5.65%
         Dec 93                    5.52%
         Jan 94                    5.45%
         Feb 94                    5.77%
         Mar 94                    6.36%
         Apr 94                    6.37%
         May 94                    6.40%
         Jun 94                    6.47%
         Jul 94                    6.33%
         Aug 94                    6.36%
         Sep 94                    6.58%
         Oct 94                    6.85%
         Nov 94                    7.16%
         Dec 94                    6.92%
         Jan 95                    6.66%
         Feb 95                    6.42%
         Mar 95                    6.37%
         Apr 95                    6.35%
         May 95                    6.10%
         Jun 95                    6.28%
         Jul 95                    6.19%
         Aug 95                    6.11%
         Sep 95                    6.07%
         Oct 95                    5.91%
         Nov 95                    5.74%
         Dec 95                    5.56%
         Jan 96                    5.57%
         Feb 96                    5.71%
         Mar 96                    5.96%
         Apr 96                    6.05%
         May 96                    6.09%
         Jun 96                    6.01%
         Jul 96                    5.98%
         Aug 96                    6.02%
         Sep 96                    5.89%
         Oct 96                    5.83%
         Nov 96                    5.66%
         Dec 96                    5.72%
         Jan 97                    5.82%
         Feb 97                    5.76%
         Mar 97                    5.95%
         Apr 97                    5.89%
         May 97                    5.74%
         Jun 97                    5.69%
         Jul 97                    5.40%
         Aug 97                    5.55%
         Sep 97                    5.47%
         Oct 97                    5.40%
         Nov 97                    5.36%
         Dec 97                    5.25%
         Jan 98                    5.19%
         Feb 98                    5.24%
         Mar 98                    5.27%
         Apr 98                    5.39%
         May 98                    5.22%
         Jun 98                    5.22%
         Jul 98                    5.26%
         Aug 98                    5.11%
         Sep 98                    4.99%
         Oct 98                    5.13%
         Nov 98                    5.10%
         Dec 98                    5.16%
         Jan 99                    5.09%
         Feb 99                    5.17%
         Mar 99                    5.23%
         Apr 99                    5.28%
         May 99                    5.37%
         Jun 99                    5.53%
         Jul 99                    5.59%
         Aug 99                    5.78%
         Sep 99                    5.89%
         Oct 99                    6.08%
         Nov 99                    6.12%
         Dec 99                    6.22%
         Jan 00                    6.31%
         Feb 00                    6.17%
         Mar 00                    5.94%
         Apr 00                    6.00%
         May 00                    6.13%
         Jun 00                    5.91%
         Jul 00                    5.79%
         Aug 00                    5.72%
         Sep 00                    5.82%
         Oct 00                    5.74%
         Nov 00                    5.75%
         Dec 00                    5.47%
         Jan 01                    5.45%
         Feb 01                    5.40%
         Mar 01                    5.30%
         Apr 01                    5.49%
         May 01                    5.42%
        June 01                    5.38%
         Jul 01                    5.25%
         Aug 01                    5.12%
         Sep 01                    5.22%
         Oct 01                    5.20%
         Nov 01                    5.30%
         Dec 01                    5.44%
         Jan 02                    5.33%
         Feb 02                    5.25%


Source: S&P Micropal (Bond Buyer 40, as of 2/28/02)
One cannot invest in an index; indexes are unmanaged.


6                      NOT PART OF THE SHAREHOLDER REPORT

   Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q. WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

   While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

   In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.

                                   [FRANKLIN TEMPLETON INVESTMENTS LOGO OMITTED]

                                                 DIVQ INS 04/2002

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED FLORIDA MUNICIPAL BONDS.1 IN ADDITION, THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.
--------------------------------------------------------------------------------



STATE UPDATE

[Florida Map Graphic Omitted]

The national economic recession, exacerbated by the September 11 attacks, negatively impacted Florida's service-based economy. Over the past decade, the state's economy shifted away from manufacturing toward services due to tourism industry and business services sector growth. At year-end 2001, the state's unemployment rate rose to 6.0%, higher than the 5.8% national average.2

Due to Florida's reliance on sales tax to fund 70% of its operations, it suffered from declining consumer confidence and reduced travel and tourism in late 2001. The state's above-average financial reserve levels and strong budget controls should help mitigate these concerns in the near term. Florida's constitutional budget stabilization and working capital reserve balances are projected to be $940 million and $300 million on June 30, 2002.3 In addition, the state already implemented spending reductions that addressed more than half of fiscal year 2002's budget shortfall.

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's, RATINGSDIRECT, 2/1/02. This does not indicate Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 53.

Despite rapidly growing debt levels during the past few years, Florida's tax-supported debt levels remained moderate during the period at $955 per capita and 3.6% of personal income.4 To counter this accelerated debt issuance, Florida introduced a debt affordability model in 1999. The state established a framework for evaluating and limiting future bond programs to an acceptable debt-to-revenue ratio.

Looking forward, Florida's history of conservative fiscal management should help support it during this time of budget stress. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the Sunshine State and maintained its AA+ general obligation rating.3 However, Moody's Investors Service, another independent credit rating agency, revised Florida's outlook to negative from stable. Moody's anticipates the state will continue to experience budget pressures in the near future.5


PORTFOLIO NOTES

The municipal bond market experienced occasional intervals of rising interest rates during the year under review, specifically following the release of stronger-than-expected economic data such as we saw in November and December. Overall, however, yields fell slightly. Because bond prices rise when yields fall, Franklin Florida Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.36 on February 28, 2001, to $10.50 on February 28, 2002.

A low interest rate environment during the year under review helped municipalities to refinance debt, and many refunding deals came to market during the year. With total state municipal bond issuance in 2001 rising 31.8% -- from roughly $10.7 billion to $14.1 billion -- Florida ranked fifth in terms of new bond sales nationwide.6 Although bond supply was up, demand was up as well, which generally supported municipal bond prices. Several new closed-end funds entered the marketplace nationally, and there was solid participation by institutional and retail buyers. Additionally, the market for insured bonds remained strong as the spread, or yield difference, between high-grade and more speculative-grade bonds continued to be comparatively narrow.



4. Source: Standard & Poor's, RATINGSDIRECT, 9/20/01.
5. Source: Moody's Investors Service, FLORIDA (STATE OF), 12/19/01.
6. Source: THE BOND BUYER, 1/2/02.


PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
2/28/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
-----------------------------

Utilities*              26.1%

Other Revenue           15.4%

Subject to Government
Appropriations          13.9%

Prerefunded             12.5%

Tax-Supported           11.4%

Transportation           9.2%

Housing                  7.6%

Higher Education         1.7%

Hospital & Health Care   1.4%

General Obligation       0.8%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Insured
Tax-Free Income Fund - Class A
3/1/01-2/28/02

                     DIVIDEND
MONTH               PER SHARE
-----------------------------

March              4.05 cents

April              4.05 cents

May                4.05 cents

June               4.00 cents

July               4.00 cents

August             4.00 cents

September          4.00 cents

October            4.00 cents

November           4.00 cents

December           4.00 cents

January            4.00 cents

February           4.00 cents

-----------------------------
TOTAL             48.15 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


During the period, we sought to sell prerefunded municipal bonds when interest rates were trending upward, as well as those with relatively low booked yields and shorter call protection. The proceeds from these transactions were used to buy bonds with higher yields and longer call protection. As a result, we improved the portfolio's overall structure and kept the Fund as fully invested as possible. With these strategies in mind, we sold Tampa Water & Sewer and Seminole County Sales Tax revenue bonds. Purchases during the year included Tampa Sales Tax Revenue, Broward County School Board COP and Escambia County Utilities Authority Utility System Revenue bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. The proceeds were reinvested at current, lower interest rates, causing the Fund's dividend distribution to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's distribution rate was 4.38%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.13% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, we are optimistic about the long-term outlook for Florida's economy, its municipal bonds and Franklin Florida Insured Tax-Free Income Fund. The fixed income market should remain relatively stable as we believe the economy will experience a moderate recovery within a benign inflationary environment. Most importantly, we believe municipal bonds, and the Fund, will remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, monthly tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.14        $10.50     $10.36

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.4815



PERFORMANCE

                                                                      INCEPTION
CLASS A                                             1-YEAR   5-YEAR   (4/30/93)
--------------------------------------------------------------------------------

Cumulative Total Return1                            +6.14%   +34.01%   +62.94%

Average Annual Total Return2                        +1.63%    +5.12%    +5.17%

Avg. Ann. Total Return (3/31/02)3                   -1.08%    +5.09%    +4.90%


Distribution Rate4                     4.38%

Taxable Equivalent Distribution Rate5  7.13%

30-Day Standardized Yield6             3.52%

Taxable Equivalent Yield5              5.73%

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND


------------------------------------------
CLASS A: Subject to the current,
maximum 4.25% initial sales charge.
Prior to 7/1/94, Fund shares were
offered at a higher initial sales charge;
thus actual total returns would be
lower. Past expense reductions by
the Fund's manager increased the
Fund's total returns. Without these
reductions, the Fund's total returns
would have been lower.
------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 4.0 cent per share current monthly dividend and the maximum offering price of $10.97 per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC,is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



-------------------------------------
Bond prices, and thus the Fund's
share price, generally move in the
opposite direction from interest
rates. Since markets can go down as
well as up, investment return and
principal value will fluctuate with
market conditions, and you may
have a gain or loss when you sell
your shares.
-------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236. Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                  2/28/02
--------------------------------

1-Year                    +1.63%

5-Year                    +5.12%

Since Inception (4/30/93) +5.17%

[Line Graph Omitted]

CLASS A (4/30/93-2/28/02)

GRAPHICAL MATERIAL (2)

The following line graph compares the performance of the Franklin Florida Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 4/30/93 to 2/28/02.

--------------------------------------------------------------
                    Franklin      Lehman Brothers     CPI
                Florida Insured   Municipal Bond
                Tax-Free Income        Index
                  Fund-Class A
--------------------------------------------------------------
     04/30/1993      $9,579           $10,000         $10,000
     05/31/1993      $9,550           $10,056         $10,014
     06/30/1993      $9,703           $10,224         $10,028
     07/31/1993      $9,736           $10,237         $10,028
     08/31/1993      $9,938           $10,450         $10,056
     09/30/1993     $10,039           $10,569         $10,077
     10/31/1993     $10,072           $10,589         $10,119
     11/30/1993      $9,923           $10,496         $10,126
     12/31/1993     $10,223           $10,718         $10,126
     01/31/1994     $10,335           $10,840         $10,153
     02/28/1994      $9,959           $10,559         $10,187
     03/31/1994      $9,324           $10,129         $10,222
     04/30/1994      $9,396           $10,215         $10,236
     05/31/1994      $9,462           $10,304         $10,244
     06/30/1994      $9,373           $10,241         $10,278
     07/31/1994      $9,648           $10,429         $10,306
     08/31/1994      $9,583           $10,465         $10,347
     09/30/1994      $9,385           $10,312         $10,375
     10/31/1994      $9,072           $10,128         $10,383
     11/30/1994      $8,858           $9,945          $10,396
     12/31/1994      $9,214           $10,163         $10,396
     01/31/1995      $9,616           $10,454         $10,438
     02/28/1995      $9,980           $10,758         $10,479
     03/31/1995     $10,073           $10,882         $10,514
     04/30/1995     $10,084           $10,895         $10,549
     05/31/1995     $10,460           $11,243         $10,570
     06/30/1995     $10,307           $11,145         $10,591
     07/31/1995     $10,376           $11,251         $10,591
     08/31/1995     $10,508           $11,394         $10,618
     09/30/1995     $10,586           $11,465         $10,640
     10/31/1995     $10,789           $11,632         $10,675
     11/30/1995     $11,019           $11,825         $10,667
     12/31/1995     $11,174           $11,938         $10,660
     01/31/1996     $11,202           $12,029         $10,723
     02/29/1996     $11,074           $11,947         $10,757
     03/31/1996     $11,354           $11,794         $10,813
     04/30/1996     $11,305           $11,761         $10,855
     05/31/1996     $11,314           $11,757         $10,876
     06/30/1996     $11,474           $11,885         $10,882
     07/31/1996     $11,594           $11,992         $10,903
     08/31/1996     $11,578           $11,989         $10,924
     09/30/1996     $11,813           $12,157         $10,959
     10/31/1996     $11,910           $12,294         $10,994
     11/30/1996     $12,133           $12,519         $11,015
     12/31/1996     $12,061           $12,467         $11,015
     01/31/1997     $11,522           $12,491         $11,050
     02/28/1997     $11,641           $12,605         $11,084
     03/31/1997     $11,449           $12,438         $11,112
     04/30/1997     $11,568           $12,542         $11,125
     05/31/1997     $11,740           $12,732         $11,119
     06/30/1997     $11,875           $12,868         $11,132
     07/31/1997     $12,269           $13,224         $11,145
     08/31/1997     $12,129           $13,100         $11,166
     09/30/1997     $12,266           $13,256         $11,194
     10/31/1997     $12,383           $13,341         $11,222
     11/30/1997     $12,468           $13,419         $11,216
     12/31/1997     $12,669           $13,615         $11,202
     01/31/1998     $12,809           $13,756         $11,223
     02/28/1998     $12,801           $13,760         $11,245
     03/31/1998     $12,820           $13,772         $11,266
     04/30/1998     $12,783           $13,710         $11,286
     05/31/1998     $12,958           $13,927         $11,307
     06/30/1998     $13,010           $13,981         $11,320
     07/31/1998     $13,068           $14,016         $11,334
     08/31/1998     $13,260           $14,233         $11,347
     09/30/1998     $13,386           $14,411         $11,361
     10/31/1998     $13,407           $14,411         $11,388
     11/30/1998     $13,500           $14,462         $11,388
     12/31/1998     $13,515           $14,498         $11,381
     01/31/1999     $13,634           $14,670         $11,409
     02/28/1999     $13,571           $14,606         $11,422
     03/31/1999     $13,607           $14,626         $11,457
     04/30/1999     $13,620           $14,663         $11,540
     05/31/1999     $13,537           $14,578         $11,540
     06/30/1999     $13,331           $14,368         $11,540
     07/31/1999     $13,354           $14,420         $11,575
     08/31/1999     $13,174           $14,304         $11,603
     09/30/1999     $13,105           $14,310         $11,658
     10/31/1999     $12,876           $14,155         $11,679
     11/30/1999     $13,014           $14,305         $11,686
     12/31/1999     $12,894           $14,198         $11,686
     01/31/2000     $12,826           $14,136         $11,722
     02/29/2000     $12,999           $14,300         $11,791
     03/31/2000     $13,363           $14,611         $11,887
     04/30/2000     $13,240           $14,525         $11,895
     05/31/2000     $13,110           $14,450         $11,909
     06/30/2000     $13,520           $14,833         $11,971
     07/31/2000     $13,754           $15,039         $11,998
     08/31/2000     $13,962           $15,270         $11,998
     09/30/2000     $13,834           $15,191         $12,061
     10/31/2000     $14,019           $15,357         $12,081
     11/30/2000     $14,158           $15,473         $12,088
     12/31/2000     $14,590           $15,855         $12,081
     01/31/2001     $14,622           $16,012         $12,157
     02/28/2001     $14,702           $16,064         $12,206
     03/31/2001     $14,833           $16,208         $12,234
     04/30/2001     $14,637           $16,033         $12,283
     05/31/2001     $14,753           $16,206         $12,338
     06/30/2001     $14,863           $16,315         $12,359
     07/31/2001     $15,143           $16,556         $12,325
     08/31/2001     $15,405           $16,830         $12,325
     09/30/2001     $15,340           $16,772         $12,380
     10/31/2001     $15,535           $16,972         $12,338
     11/30/2001     $15,401           $16,829         $12,317
     12/31/2001     $15,241           $16,669         $12,269
     01/31/2002     $15,448           $16,958         $12,297
     02/28/2002     $15,607           $17,161         $12,346

--------------------------------------------------------------



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN INSURED TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting mainly of insured municipal bonds.1
--------------------------------------------------------------------------------



PORTFOLIO NOTES

The municipal bond market was volatile but overall slightly stronger over the Fund's 12-month reporting period. Municipal debt and other financial markets were driven primarily by governmental responses to the recession and war on terrorism. The bond markets were further affected by the government's October announcement that 30-year Treasury bond issuance would cease, the culmination of an aggressive 30-year Treasury buyback program begun in early 2000. The municipal bond market's historical tendency to trend with government fixed-income securities diverged. After the government announcement, the 30-year Treasury gained more than five points and the 10-year note rose nearly one point while municipal bonds were up only marginally. For the 12 months ended February 28, 2002, the yield on the 30-year Treasury bond rose from 5.31% to 5.42%, while the 10-year Treasury bond yield remained nearly flat, moving from 4.92% to 4.88%. In contrast, municipal bond yields declined moderately, with the Bond Buyer Municipal Bond Index falling from a yield of 5.40% on February 28, 2001, to 5.25% on February 28, 2002.2




1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.


2. Source: THE BOND BUYER, 3/1/02. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 57.

PORTFOLIO BREAKDOWN

Franklin Insured
Tax-Free Income Fund
2/28/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
-----------------------------

Hospital & Health Care  23.9%

Utilities               18.3%

Prerefunded             17.5%

General Obligation      11.4%

Transportation          11.3%

Higher Education         5.6%

Subject to Government
Appropriations           4.0%

Tax-Supported            3.9%

Housing                  2.7%

Other Revenue            1.1%

Corporate-Backed         0.3%


The combination of low interest rates and generally declining tax receipts sparked a significant outbreak of municipal bond activity. Many municipalities took advantage of lower borrowing costs to issue new debt and refinance existing debt from earlier, higher interest rate cycles. The need for capital improvement also contributed to the fervor, and 2001 closed near a record high for new municipal bond issuance, at $286.3 billion.3 As 2002 began, the momentum continued with an unprecedented January issuance of $20.4 billion in long-term bonds.4 The flood of new municipal bonds in the market was well received by institutional and retail buyers, keeping demand buoyant as increasingly cautious investors shifted assets into the perceived safety of municipal bonds and other fixed-income securities.

Municipal bonds endured a series of mild rallies and declines as stock prices suffered through a volatile year. Since the equity markets and economy weakened appreciably overall, municipal bonds kept their edge on stocks due largely to investor uncertainties as to when an economic recovery would occur, a sentiment that typically moves money away from the heightened risks posed by equity securities. With the Standard & Poor's 500 and Nasdaq Composite indexes posting double-digit losses for the 12 months under review, investors were inclined to reallocate into more conservative assets, helping prop up municipal securities' demand.5 Although the weak economic fundamentals hardly changed in the last few months of the reporting period, investors reversed course late in 2001, moving back into the stock market and ending the final government bond rally of the reporting period. Investors viewed the Treasury market as overbought and grew optimistic about an early-2002 economic recovery, bolstered by reports that the nation's inventories and gross domestic product were stabilizing.

Approximately 46% of 2001's new municipal bond issuance was insured. Despite a significant increase in supply, demand for insured bonds remained strong as the spread, or yield difference, between high-grade and more speculative-grade bonds continued to be comparatively narrow. We also saw the emergence of XL Capital,

3. Source: THE BOND BUYER, 1/2/02.

4. Source: THE BOND BUYER, 2/1/02.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group presentation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends.

the country's fifth AAA-rated insurer, into the municipal bond market during 2001. XL Capital is in the process of establishing its business, and we anticipate that until we analyze the company's model, we will only purchase XL Capital insured bonds for the Fund if the underlying credit is of high-grade quality.

As mentioned, municipal bond yields generally decreased during the Fund's fiscal year. Because bond prices rise as yields fall, Franklin Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.98 per share on February 28, 2001, to $12.13 per share on February 28, 2002.

We focused primarily on remaining fully invested throughout the year under review, as the yield spread between short- and long-maturity bonds remained fairly wide. Volatility in the municipal bond marketplace provided us with an opportunity to purchase national trading bonds which, when markets weaken, offer wider yield spreads compared to specialty state bonds. Specialty state bonds generally trade at lower yields than those of other state bonds due to supply/demand characteristics and credit quality. Due to increased demand and positive cash flow into the Fund, sales of portfolio holdings were minimal. Purchases during the 12-month reporting period included Austin, Texas, Water & Wastewater System; Detroit, Michigan, Water Supply System; Harris County, Texas, Houston Sports Authority (stadium); and Michigan State Trunk Line revenue bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.55%, based on an annualization of the current 4.8 cent ($0.048) per share dividend and the maximum offering price of $12.67 on February 28, 2002. This tax-free rate is

DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund
3/1/01-2/28/02

                                                      DIVIDEND PER SHARE
                                           -------------------------------------
MONTH                                         CLASS A     CLASS B      CLASS C
--------------------------------------------------------------------------------
March                                       5.00 cents  4.41 cents   4.41 cents

April                                       5.00 cents  4.41 cents   4.41 cents

May                                         5.00 cents  4.41 cents   4.41 cents

June                                        5.00 cents  4.44 cents   4.46 cents

July                                        5.00 cents  4.44 cents   4.46 cents

August                                      5.00 cents  4.44 cents   4.46 cents

September                                   4.98 cents  4.46 cents   4.42 cents

October                                     4.98 cents  4.46 cents   4.42 cents

November                                    4.98 cents  4.46 cents   4.42 cents

December                                    4.89 cents  4.31 cents   4.30 cents

January                                     4.89 cents  4.31 cents   4.30 cents

February                                    4.89 cents  4.31 cents   4.30 cents
--------------------------------------------------------------------------------
TOTAL                                      59.61 CENTS 52.86 CENTS  52.77 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.41% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Insured Tax-Free Income Fund. Given our income-oriented investment approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for shareholders with long-term investment horizons. It is important to remember that, over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance.

The economy's direction was still uncertain and its fundamentals remained weak at period-end. Nonetheless, we believe the Fund's broad portfolio diversification should help it hold up against any short-term volatility in the municipal bond and other markets. We also expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds, and the Fund, will remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN INSURED
TAX-FREE INCOME FUND


-------------------------------
CLASS A: Subject to the
current, maximum 4.25% initial
sales charge. Prior to 7/1/94,
Fund shares were offered at a
lower initial sales charge;
thus actual total returns may
differ. Effective 5/1/94, the
Fund implemented a Rule 12b-1
plan, which affects subsequent
performance.

CLASS B: Subject to no initial
sales charge, but subject to a
contingent deferred sales
charge (CDSC) declining from
4% to 0% over six years. These
shares have higher annual fees
and expenses than Class A
shares.

CLASS C: Subject to 1% initial
sales charge and 1% CDSC for
shares redeemed within 18
months of investment. These
shares have higher annual fees
and expenses than Class A
shares.
-------------------------------


PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $12.13     $11.98

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5961

CLASS B                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $12.17     $12.00

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5286

CLASS C                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.16        $12.21     $12.05

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5277




18            Past performance does not guarantee future results.

PERFORMANCE


CLASS A                                               1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------

Cumulative Total Return1                              +6.39%   +32.08%  +84.66%

Average Annual Total Return2                          +1.89%    +4.81%   +5.86%

Avg. Ann. Total Return (3/31/02)3                     -0.66%    +4.63%   +5.64%


Distribution Rate4                      4.55%

Taxable Equivalent Distribution Rate5   7.41%

30-Day Standardized Yield6              3.70%

Taxable Equivalent Yield5               6.03%



                                                                      INCEPTION
CLASS B                                                        1-YEAR  (2/1/00)
--------------------------------------------------------------------------------

Cumulative Total Return1                                       +5.96%   +20.01%

Average Annual Total Return2                                   +1.96%    +7.86%

Avg. Ann. Total Return (3/31/02)3                              -0.73%    +6.61%


Distribution Rate4                      4.17%

Taxable Equivalent Distribution Rate5   6.79%

30-Day Standardized Yield6              3.33%

Taxable Equivalent Yield5               5.42%


                                                                      INCEPTION
CLASS C                                               1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------

Cumulative Total Return1                              +5.84%   +28.46%  +43.97%

Average Annual Total Return2                          +3.81%    +4.93%   +5.32%

Avg. Ann. Total Return (3/31/02)3                     +1.13%    +4.77%   +4.98%


Distribution Rate4                      4.13%

Taxable Equivalent Distribution Rate5   6.73%

30-Day Standardized Yield6              3.29%

Taxable Equivalent Yield5               5.36%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



------------------------------
Bond prices, and thus the
Fund's share price, generally
move in the opposite direction
from interest rates. Since
markets can go down as well as
up, investment return and
principal value will fluctuate
with market conditions, and
you may have a gain or loss
when you sell your shares.
------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +1.89%

5-Year                +4.81%

10-Year               +5.86%


[Line Graph Omitted]

CLASS A (3/1/92-2/28/02)

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 3/1/92 to 2/28/02.

--------------------------------------------------------------
Date                 Franklin     Lehman Brothers     CPI
                     Insured       Municipal Bond
                 Tax-Free Income       Index
                   Fund-Class A
--------------------------------------------------------------
      03/01/1992       $9,571       $10,000           $10,000
      03/31/1992       $9,602       $10,003           $10,051
      04/30/1992       $9,677       $10,092           $10,065
      05/31/1992       $9,819       $10,211           $10,079
      06/30/1992       $9,946       $10,383           $10,115
      07/31/1992      $10,310       $10,694           $10,137
      08/31/1992      $10,170       $10,590           $10,165
      09/30/1992      $10,185       $10,659           $10,194
      10/31/1992      $10,018       $10,555           $10,229
      11/30/1992      $10,261       $10,744           $10,244
      12/31/1992      $10,399       $10,853           $10,236
      01/31/1993      $10,537       $10,979           $10,287
      02/28/1993      $10,836       $11,377           $10,323
      03/31/1993      $10,777       $11,256           $10,359
      04/30/1993      $10,851       $11,370           $10,388
      05/31/1993      $10,892       $11,433           $10,402
      06/30/1993      $11,079       $11,624           $10,417
      07/31/1993      $11,098       $11,639           $10,417
      08/31/1993      $11,326       $11,882           $10,446
      09/30/1993      $11,449       $12,017           $10,468
      10/31/1993      $11,464       $12,040           $10,511
      11/30/1993      $11,428       $11,934           $10,518
      12/31/1993      $11,633       $12,186           $10,518
      01/31/1994      $11,743       $12,325           $10,547
      02/28/1994      $11,506       $12,005           $10,582
      03/31/1994      $11,142       $11,517           $10,618
      04/30/1994      $11,187       $11,615           $10,633
      05/31/1994      $11,264       $11,716           $10,641
      06/30/1994      $11,224       $11,644           $10,677
      07/31/1994      $11,401       $11,857           $10,706
      08/31/1994      $11,432       $11,899           $10,749
      09/30/1994      $11,327       $11,724           $10,778
      10/31/1994      $11,182       $11,515           $10,785
      11/30/1994      $10,994       $11,307           $10,799
      12/31/1994      $11,215       $11,556           $10,799
      01/31/1995      $11,478       $11,886           $10,842
      02/28/1995      $11,744       $12,232           $10,886
      03/31/1995      $11,846       $12,373           $10,922
      04/30/1995      $11,869       $12,387           $10,958
      05/31/1995      $12,139       $12,783           $10,980
      06/30/1995      $12,081       $12,671           $11,002
      07/31/1995      $12,141       $12,792           $11,002
      08/31/1995      $12,249       $12,954           $11,030
      09/30/1995      $12,307       $13,036           $11,052
      10/31/1995      $12,462       $13,225           $11,089
      11/30/1995      $12,632       $13,444           $11,081
      12/31/1995      $12,741       $13,573           $11,073
      01/31/1996      $12,815       $13,677           $11,138
      02/29/1996      $12,762       $13,584           $11,174
      03/31/1996      $12,635       $13,410           $11,232
      04/30/1996      $12,602       $13,372           $11,276
      05/31/1996      $12,626       $13,367           $11,297
      06/30/1996      $12,747       $13,513           $11,304
      07/31/1996      $12,833       $13,634           $11,326
      08/31/1996      $12,852       $13,631           $11,347
      09/30/1996      $13,011       $13,822           $11,384
      10/31/1996      $13,126       $13,978           $11,420
      11/30/1996      $13,305       $14,234           $11,442
      12/31/1996      $13,274       $14,175           $11,442
      01/31/1997      $13,291       $14,201           $11,478
      02/28/1997      $13,385       $14,332           $11,514
      03/31/1997      $13,262       $14,141           $11,543
      04/30/1997      $13,355       $14,260           $11,556
      05/31/1997      $13,511       $14,476           $11,550
      06/30/1997      $13,631       $14,630           $11,563
      07/31/1997      $13,952       $15,036           $11,577
      08/31/1997      $13,832       $14,894           $11,599
      09/30/1997      $13,974       $15,072           $11,628
      10/31/1997      $14,064       $15,168           $11,657
      11/30/1997      $14,156       $15,258           $11,650
      12/31/1997      $14,352       $15,480           $11,636
      01/31/1998      $14,475       $15,640           $11,658
      02/28/1998      $14,469       $15,645           $11,681
      03/31/1998      $14,503       $15,659           $11,703
      04/30/1998      $14,458       $15,588           $11,724
      05/31/1998      $14,663       $15,834           $11,745
      06/30/1998      $14,733       $15,896           $11,759
      07/31/1998      $14,779       $15,936           $11,773
      08/31/1998      $14,977       $16,183           $11,787
      09/30/1998      $15,146       $16,385           $11,801
      10/31/1998      $15,154       $16,385           $11,830
      11/30/1998      $15,207       $16,443           $11,830
      12/31/1998      $15,222       $16,484           $11,823
      01/31/1999      $15,361       $16,680           $11,851
      02/28/1999      $15,299       $16,606           $11,865
      03/31/1999      $15,348       $16,630           $11,901
      04/30/1999      $15,374       $16,671           $11,988
      05/31/1999      $15,293       $16,575           $11,988
      06/30/1999      $15,096       $16,336           $11,988
      07/31/1999      $15,118       $16,395           $12,024
      08/31/1999      $14,934       $16,264           $12,053
      09/30/1999      $14,907       $16,270           $12,110
      10/31/1999      $14,697       $16,094           $12,132
      11/30/1999      $14,845       $16,265           $12,140
      12/31/1999      $14,704       $16,143           $12,140
      01/31/2000      $14,613       $16,072           $12,176
      02/29/2000      $14,807       $16,258           $12,248
      03/31/2000      $15,163       $16,613           $12,348
      04/30/2000      $15,069       $16,515           $12,356
      05/31/2000      $14,971       $16,429           $12,370
      06/30/2000      $15,358       $16,864           $12,435
      07/31/2000      $15,601       $17,099           $12,463
      08/31/2000      $15,832       $17,362           $12,463
      09/30/2000      $15,720       $17,272           $12,528
      10/31/2000      $15,902       $17,460           $12,549
      11/30/2000      $16,037       $17,593           $12,557
      12/31/2000      $16,470       $18,027           $12,549
      01/31/2001      $16,571       $18,206           $12,629
      02/28/2001      $16,620       $18,264           $12,679
      03/31/2001      $16,748       $18,428           $12,708
      04/30/2001      $16,556       $18,229           $12,759
      05/31/2001      $16,725       $18,426           $12,816
      06/30/2001      $16,860       $18,550           $12,838
      07/31/2001      $17,108       $18,824           $12,802
      08/31/2001      $17,364       $19,135           $12,802
      09/30/2001      $17,285       $19,070           $12,860
      10/31/2001      $17,492       $19,297           $12,816
      11/30/2001      $17,387       $19,135           $12,794
      12/31/2001      $17,229       $18,953           $12,744
      01/31/2002      $17,487       $19,281           $12,774
      02/28/2002      $17,679       $19,512           $12,825

AVERAGE ANNUAL TOTAL RETURN

CLASS B                  2/28/02
--------------------------------

1-Year                    +1.96%

Since Inception (2/1/00)  +7.86%


CLASS B (2/1/00-2/28/02)

[Line Graph Omitted]

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund - Class B to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 2/1/00 to 2/28/02.

--------------------------------------------------------------
Date            Franklin Insured      Lehman          CPI
                 Tax-Free Income     Brothers
                  Fund-Class B    Municipal Bond
                                       Index
--------------------------------------------------------------
     02/01/2000       $10,000          $10,000        $10,000
     02/29/2000       $10,131          $10,116        $10,059
     03/31/2000       $10,369          $10,337        $10,141
     04/30/2000       $10,309          $10,276        $10,148
     05/31/2000       $10,237          $10,222        $10,160
     06/30/2000       $10,497          $10,493        $10,213
     07/31/2000       $10,657          $10,639        $10,236
     08/31/2000       $10,810          $10,803        $10,236
     09/30/2000       $10,737          $10,747        $10,289
     10/31/2000       $10,847          $10,864        $10,307
     11/30/2000       $10,943          $10,946        $10,313
     12/31/2000       $11,235          $11,217        $10,307
     01/31/2001       $11,297          $11,328        $10,372
     02/28/2001       $11,327          $11,364        $10,413
     03/31/2001       $11,417          $11,466        $10,437
     04/30/2001       $11,282          $11,342        $10,479
     05/31/2001       $11,391          $11,465        $10,526
     06/30/2001       $11,478          $11,542        $10,544
     07/31/2001       $11,650          $11,712        $10,514
     08/31/2001       $11,819          $11,906        $10,514
     09/30/2001       $11,761          $11,865        $10,562
     10/31/2001       $11,895          $12,006        $10,526
     11/30/2001       $11,819          $11,906        $10,508
     12/31/2001       $11,706          $11,792        $10,467
     01/31/2002       $11,876          $11,996        $10,491
     02/28/2002       $11,701          $12,140        $10,533


              Past performance does not guarantee future results.

CLASS C (5/1/95-2/28/02)

[Line Graph Omitted]

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 5/1/95 to 2/28/02.

----------------------------------------------------------------
Date                 Franklin       Lehman           CPI
                     Insured       Brothers
                     Tax-Free      Municipal
                      Income         Bond
                   Fund-Class C      Index
----------------------------------------------------------------
       05/01/1995     $9,901        $10,000        $10,000
       05/31/1995    $10,137        $10,319        $10,020
       06/30/1995    $10,091        $10,229        $10,040
       07/31/1995    $10,136        $10,326        $10,040
       08/31/1995    $10,222        $10,458        $10,066
       09/29/1995    $10,274        $10,523        $10,086
       10/31/1995    $10,397        $10,676        $10,120
       11/30/1995    $10,525        $10,853        $10,112
       12/29/1995    $10,619        $10,957        $10,105
       01/31/1996    $10,674        $11,041        $10,165
       02/29/1996    $10,627        $10,966        $10,198
       03/29/1996    $10,515        $10,825        $10,251
       04/30/1996    $10,492        $10,795        $10,291
       05/31/1996    $10,507        $10,791        $10,310
       06/28/1996    $10,602        $10,908        $10,316
       07/31/1996    $10,678        $11,006        $10,336
       08/30/1996    $10,681        $11,004        $10,356
       09/30/1996    $10,808        $11,158        $10,389
       10/31/1996    $10,898        $11,284        $10,422
       11/29/1996    $11,040        $11,491        $10,442
       12/31/1996    $11,008        $11,443        $10,442
       01/31/1997    $11,017        $11,464        $10,475
       02/28/1997    $11,099        $11,570        $10,508
       03/31/1997    $10,982        $11,416        $10,534
       04/30/1997    $11,062        $11,512        $10,547
       05/31/1997    $11,185        $11,686        $10,540
       06/30/1997    $11,279        $11,811        $10,553
       07/31/1997    $11,537        $12,138        $10,565
       08/31/1997    $11,434        $12,024        $10,586
       09/30/1997    $11,544        $12,167        $10,612
       10/31/1997    $11,613        $12,245        $10,639
       11/30/1997    $11,683        $12,317        $10,632
       12/31/1997    $11,848        $12,497        $10,619
       01/31/1998    $11,935        $12,626        $10,640
       02/28/1998    $11,933        $12,629        $10,660
       03/31/1998    $11,945        $12,641        $10,680
       04/30/1998    $11,902        $12,584        $10,699
       05/31/1998    $12,074        $12,783        $10,719
       06/30/1998    $12,126        $12,832        $10,731
       07/31/1998    $12,157        $12,865        $10,744
       08/31/1998    $12,314        $13,064        $10,757
       09/30/1998    $12,447        $13,227        $10,770
       10/31/1998    $12,447        $13,227        $10,796
       11/30/1998    $12,484        $13,274        $10,796
       12/31/1998    $12,491        $13,307        $10,789
       01/31/1999    $12,598        $13,465        $10,815
       02/28/1999    $12,543        $13,406        $10,828
       03/31/1999    $12,575        $13,425        $10,861
       04/30/1999    $12,590        $13,458        $10,940
       05/31/1999    $12,519        $13,380        $10,940
       06/30/1999    $12,352        $13,187        $10,940
       07/31/1999    $12,366        $13,235        $10,973
       08/31/1999    $12,220        $13,129        $10,999
       09/30/1999    $12,182        $13,134        $11,052
       10/31/1999    $11,995        $12,992        $11,072
       11/30/1999    $12,121        $13,130        $11,079
       12/31/1999    $12,001        $13,032        $11,079
       01/31/2000    $11,922        $12,974        $11,112
       02/29/2000    $12,075        $13,125        $11,177
       03/31/2000    $12,357        $13,411        $11,269
       04/30/2000    $12,276        $13,332        $11,276
       05/31/2000    $12,191        $13,263        $11,289
       06/30/2000    $12,500        $13,614        $11,348
       07/31/2000    $12,690        $13,803        $11,374
       08/31/2000    $12,870        $14,016        $11,374
       09/30/2000    $12,785        $13,943        $11,433
       10/31/2000    $12,915        $14,095        $11,453
       11/30/2000    $13,019        $14,202        $11,460
       12/31/2000    $13,374        $14,553        $11,453
       01/31/2001    $13,437        $14,697        $11,525
       02/28/2001    $13,470        $14,744        $11,571
       03/31/2001    $13,578        $14,877        $11,598
       04/30/2001    $13,417        $14,716        $11,644
       05/31/2001    $13,535        $14,875        $11,696
       06/30/2001    $13,638        $14,974        $11,716
       07/31/2001    $13,841        $15,196        $11,683
       08/31/2001    $14,040        $15,447        $11,683
       09/30/2001    $13,970        $15,394        $11,736
       10/31/2001    $14,129        $15,578        $11,696
       11/30/2001    $14,039        $15,447        $11,676
       12/31/2001    $13,905        $15,300        $11,631
       01/31/2002    $14,118        $15,565        $11,657
       02/28/2002    $14,254        $15,751        $11,704


AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/02
--------------------------------

1-Year                    +3.81%

5-Year                    +4.93%

Since Inception (5/1/95)  +5.32%



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.                           21

FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MASSACHUSETTS STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MASSACHUSETTS MUNICIPAL BONDS.1
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE2

[Massachusetts map graphic omitted]

Massachusetts consistently demonstrated favorable financial performance in recent years, fostered by effective budgetary management, strengthened cash and reserve levels and greatly reduced reliance on short-term borrowing for operations. These prudent practices contributed positively to the commonwealth's ability to maintain fiscal balance while implementing significant necessary spending increases during the current economic downturn. The commonwealth can benefit from its ample reserves to deal with the sharp drop in tax revenues caused by the weakened economy, a trend of increased spending pressure in the area of Medicaid and other health-related programs, emerging pressures in the areas of public assistance and protection, and a relatively high degree of uncertainty regarding the timing and strength of an eventual economic recovery. Every industry in the commonwealth slowed, particularly the manufacturing sector. Also, the commonwealth's previously booming financial services and information technology industries faced large layoffs. Job losses mounted across all industries, and the commonwealth's unemployment rate rose from 2.7% in February 2001 to 4.4% in February 2002; however, it still remained below the 5.5% national rate at period-end, according to the U.S Bureau of Labor Statistics.

Tightening fiscal conditions and a heavy debt load are adding sizable pressures to the commonwealth's waning economy, compounded by revised revenue forecasts which

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.


2. Source: Moody's Investors Service, MASSACHUSETTS (COMMONWEALTH OF), 1/14/02. This does not indicate Moody's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 71.

point to a 7% decline in tax collections and a large $1.4 billion revenue shortfall for fiscal year 2002. Tapping cash reserves and cutting recurring spending for fiscal year 2002 is estimated to reduce the budget gap to $900 million in fiscal year 2003, but many challenges still exist. Among them is the need to begin the fiscal year 2003 budget process immediately amid weaker revenue generation and narrowing reserves; ongoing spending pressures, especially in health care and transportation funding; and the further phase-in of personal state income tax reductions. Furthermore, the commonwealth has significant ongoing debt needs and the third-highest debt levels in the nation, on a per-capita basis and as a percentage of personal income. In 2001, total tax-supported debt amounted to $19 billion or 8.5% of total personal income, well above the 50-state median of 2.1%.

Faced with such challenges, Massachusetts' retained its high investment-grade, Aa2 credit rating according to Moody's, an independent credit rating agency. However, Moody's changed its outlook from stable to negative in the second half of the reporting period, reflecting Massachusetts' new and significant economic uncertainties. Although the slower baseline revenue growth that has emerged will now require greater spending discipline, Massachusetts still has a number of credit strengths to affirm its current, high investment-grade standing: a fundamentally diverse and broad economic base despite the recession; high wealth and income levels, with the nation's fourth-highest per capita state income; and proven long-term financial discipline and flexibility that has produced strong reserves.


PORTFOLIO NOTES

The municipal bond market experienced occasional intervals of rising interest rates during the year under review, specifically following the release of stronger-than-expected economic data such as we saw in November and December. Overall, however, municipal bond yields decreased slightly. Because bond prices rise when yields fall, Franklin Massachusetts Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.54 on February 28, 2001, to $11.64 on February 28, 2002.

New municipal bond issuance in Massachusetts increased 4.4% in 2001 to roughly $9.6 billion, up from about $9.2 billion one year earlier.3 A low interest rate environment during the year under review helped municipalities to refinance debt, and

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
2/28/02

                   % OF TOTAL
                    LONG-TERM
                   INVESTMENTS
------------------------------

Hospital & Health Care   23.4%

Higher Education         19.8%

Transportation           18.3%

General Obligation       12.1%

Utilities                11.4%

Prerefunded               8.0%

Housing                   3.8%

Other Revenue             3.2%

3. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/01-2/28/02

                                                           DIVIDEND PER SHARE
                                                        ------------------------
MONTH                                                      CLASS A     CLASS C
--------------------------------------------------------------------------------
March                                                    4.69 cents  4.15 cents

April                                                    4.69 cents  4.15 cents

May                                                      4.69 cents  4.15 cents

June                                                     4.69 cents  4.16 cents

July                                                     4.69 cents  4.16 cents

August                                                   4.69 cents  4.16 cents

September                                                4.64 cents  4.11 cents

October                                                  4.64 cents  4.11 cents

November                                                 4.64 cents  4.11 cents

December                                                 4.64 cents  4.08 cents

January                                                  4.64 cents  4.08 cents

February                                                 4.64 cents  4.08 cents
--------------------------------------------------------------------------------
TOTAL                                                   55.98 CENTS 49.50 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


many refunding deals came to market during the year, diminishing the impact of new issues on the total outstanding bond supply. Although bond supply was up, demand was up as well, which generally supported municipal bond prices. Several new closed-end funds entered the marketplace nationally, and there was solid participation by institutional and retail buyers. Additionally, the market for insured bonds remained strong as the spread, or yield difference, between high-grade and more speculative-grade bonds continued to be comparatively narrow.

We focused primarily on investing new cash inflows into the portfolio, and attempted to enhance the portfolio's income-producing potential by selling lower coupon and prerefunded bonds and buying higher yielding and longer-term securities. We also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. As a result, we improved the portfolio's overall structure and kept the Fund as fully invested as possible. With these strategies in mind, we bought Massachusetts State Water and Massachusetts Route 3 North Transportation Improvement bonds, among others. Some bonds sold during the reporting period included Winthrop GO, Springfield GO, Massachusetts State Health & Education Authority and Massachusetts State Independent Financial Authority bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.58%, based on an annualization of the current 4.64 cent ($0.0464) per share dividend and the maximum offering price of $12.16 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Massachusetts state personal income tax bracket of 41.85% would need to earn 7.88% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for Massachusetts, its municipal bonds and Franklin Massachusetts Insured Tax-Free Income Fund. The fixed income market should remain healthy for the remainder of 2002 as we believe the economy will continue to recover slowly within a benign inflationary environment. Most importantly, we think municipal bonds will remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MASSACHUSETTS
INSURED TAX-FREE
INCOME FUND




-------------------------------
CLASS A: Subject to the
current, maximum 4.25% initial
sales charge. Prior to 7/1/94,
Fund shares were offered at a
lower initial sales charge;
thus actual total returns may
differ. Effective 5/1/94, the
Fund implemented a Rule 12b-1
plan, which affects subsequent
performance.

CLASS C: Subject to 1% initial
sales charge and 1% contingent
deferred sales charge for
shares redeemed within 18
months of investment. These
shares have higher annual fees
and expenses than Class A
shares.
-------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Massachusetts state personal income tax bracket of 41.85%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.10        $11.64     $11.54

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5598

CLASS C                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.09        $11.70     $11.61

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.4950



PERFORMANCE

CLASS A                                               1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                               +5.87%  +32.12%  +84.60%

Average Annual Total Return2                           +1.39%   +4.82%   +5.86%

Avg. Ann. Total Return (3/31/02)3                      -1.06%   +4.72%   +5.64%


Distribution Rate4                      4.58%

Taxable Equivalent Distribution Rate5   7.88%

30-Day Standardized Yield6              3.68%

Taxable Equivalent Yield5               6.33%


                                                                      INCEPTION
CLASS C                                               1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                              +5.16%   +28.42%  +43.71%

Average Annual Total Return2                          +3.09%    +4.91%   +5.30%

Avg. Ann. Total Return (3/31/02)3                     +0.60%    +4.81%   +4.96%


Distribution Rate4                      4.16%

Taxable Equivalent Distribution Rate5   7.15%

30-Day Standardized Yield6              3.26%

Taxable Equivalent Yield5               5.61%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

26         Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

[Line Graph Omitted]

CLASS A (3/1/92-2/28/02)

The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 3/1/92 to 2/28/02.

--------------------------------------------------------------
Date                  Franklin      Lehman Brothers    CPI
                   Massachusetts    Municipal Bond
                      Insured            Index
                  Tax-Free Income
                    Fund-Class A
--------------------------------------------------------------
       03/01/1992      $9,573       $10,000           $10,000
       03/31/1992      $9,599       $10,003           $10,051
       04/30/1992      $9,680       $10,092           $10,065
       05/31/1992      $9,807       $10,211           $10,079
       06/30/1992      $9,954       $10,383           $10,115
       07/31/1992     $10,282       $10,694           $10,137
       08/31/1992     $10,147       $10,590           $10,165
       09/30/1992     $10,159       $10,659           $10,194
       10/31/1992      $9,969       $10,555           $10,229
       11/30/1992     $10,222       $10,744           $10,244
       12/31/1992     $10,373       $10,853           $10,236
       01/31/1993     $10,513       $10,979           $10,287
       02/28/1993     $10,806       $11,377           $10,323
       03/31/1993     $10,812       $11,256           $10,359
       04/30/1993     $10,894       $11,370           $10,388
       05/31/1993     $10,924       $11,433           $10,402
       06/30/1993     $11,101       $11,624           $10,417
       07/31/1993     $11,127       $11,639           $10,417
       08/31/1993     $11,335       $11,882           $10,446
       09/30/1993     $11,443       $12,017           $10,468
       10/31/1993     $11,464       $12,040           $10,511
       11/30/1993     $11,423       $11,934           $10,518
       12/31/1993     $11,597       $12,186           $10,518
       01/31/1994     $11,720       $12,325           $10,547
       02/28/1994     $11,524       $12,005           $10,582
       03/31/1994     $11,145       $11,517           $10,618
       04/30/1994     $11,168       $11,615           $10,633
       05/31/1994     $11,235       $11,716           $10,641
       06/30/1994     $11,207       $11,644           $10,677
       07/31/1994     $11,370       $11,857           $10,706
       08/31/1994     $11,397       $11,899           $10,749
       09/30/1994     $11,283       $11,724           $10,778
       10/31/1994     $11,158       $11,515           $10,785
       11/30/1994     $10,977       $11,307           $10,799
       12/31/1994     $11,177       $11,556           $10,799
       01/31/1995     $11,462       $11,886           $10,842
       02/28/1995     $11,739       $12,232           $10,886
       03/31/1995     $11,833       $12,373           $10,922
       04/30/1995     $11,876       $12,387           $10,958
       05/31/1995     $12,113       $12,783           $10,980
       06/30/1995     $12,068       $12,671           $11,002
       07/31/1995     $12,149       $12,792           $11,002
       08/31/1995     $12,249       $12,954           $11,030
       09/30/1995     $12,327       $13,036           $11,052
       10/31/1995     $12,475       $13,225           $11,089
       11/30/1995     $12,628       $13,444           $11,081
       12/31/1995     $12,750       $13,573           $11,073
       01/31/1996     $12,812       $13,677           $11,138
       02/29/1996     $12,774       $13,584           $11,174
       03/31/1996     $13,207       $13,410           $11,232
       04/30/1996     $13,159       $13,372           $11,276
       05/31/1996     $13,182       $13,367           $11,297
       06/30/1996     $13,296       $13,513           $11,304
       07/31/1996     $13,395       $13,634           $11,326
       08/31/1996     $13,412       $13,631           $11,347
       09/30/1996     $13,565       $13,822           $11,384
       10/31/1996     $13,682       $13,978           $11,420
       11/30/1996     $13,879       $14,234           $11,442
       12/31/1996     $13,829       $14,175           $11,442
       01/31/1997     $13,267       $14,201           $11,478
       02/28/1997     $13,372       $14,332           $11,514
       03/31/1997     $13,202       $14,141           $11,543
       04/30/1997     $13,305       $14,260           $11,556
       05/31/1997     $13,498       $14,476           $11,550
       06/30/1997     $13,645       $14,630           $11,563
       07/31/1997     $14,012       $15,036           $11,577
       08/31/1997     $13,881       $14,894           $11,599
       09/30/1997     $14,036       $15,072           $11,628
       10/31/1997     $14,113       $15,168           $11,657
       11/30/1997     $14,205       $15,258           $11,650
       12/31/1997     $14,411       $15,480           $11,636
       01/31/1998     $14,510       $15,640           $11,658
       02/28/1998     $14,510       $15,645           $11,681
       03/31/1998     $14,525       $15,659           $11,703
       04/30/1998     $14,494       $15,588           $11,724
       05/31/1998     $14,690       $15,834           $11,745
       06/30/1998     $14,774       $15,896           $11,759
       07/31/1998     $14,803       $15,936           $11,773
       08/31/1998     $14,993       $16,183           $11,787
       09/30/1998     $15,153       $16,385           $11,801
       10/31/1998     $15,105       $16,385           $11,830
       11/30/1998     $15,168       $16,443           $11,830
       12/31/1998     $15,188       $16,484           $11,823
       01/31/1999     $15,317       $16,680           $11,851
       02/28/1999     $15,288       $16,606           $11,865
       03/31/1999     $15,334       $16,630           $11,901
       04/30/1999     $15,369       $16,671           $11,988
       05/31/1999     $15,294       $16,575           $11,988
       06/30/1999     $15,083       $16,336           $11,988
       07/31/1999     $15,102       $16,395           $12,024
       08/31/1999     $14,891       $16,264           $12,053
       09/30/1999     $14,819       $16,270           $12,110
       10/31/1999     $14,596       $16,094           $12,132
       11/30/1999     $14,761       $16,265           $12,140
       12/31/1999     $14,622       $16,143           $12,140
       01/31/2000     $14,536       $16,072           $12,176
       02/29/2000     $14,775       $16,258           $12,248
       03/31/2000     $15,129       $16,613           $12,348
       04/30/2000     $15,014       $16,515           $12,356
       05/31/2000     $14,880       $16,429           $12,370
       06/30/2000     $15,322       $16,864           $12,435
       07/31/2000     $15,599       $17,099           $12,463
       08/31/2000     $15,807       $17,362           $12,463
       09/30/2000     $15,685       $17,272           $12,528
       10/31/2000     $15,898       $17,460           $12,549
       11/30/2000     $16,049       $17,593           $12,557
       12/31/2000     $16,555       $18,027           $12,549
       01/31/2001     $16,626       $18,206           $12,629
       02/28/2001     $16,688       $18,264           $12,679
       03/31/2001     $16,803       $18,428           $12,708
       04/30/2001     $16,569       $18,229           $12,759
       05/31/2001     $16,727       $18,426           $12,816
       06/30/2001     $16,892       $18,550           $12,838
       07/31/2001     $17,146       $18,824           $12,802
       08/31/2001     $17,437       $19,135           $12,802
       09/30/2001     $17,350       $19,070           $12,860
       10/31/2001     $17,560       $19,297           $12,816
       11/30/2001     $17,432       $19,135           $12,794
       12/31/2001     $17,249       $18,953           $12,744
       01/31/2002     $17,485       $19,281           $12,774
       02/28/2002     $17,675       $19,512           $12,825

[Line Graph Omitted]

CLASS C (5/1/95-2/28/02)

The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 5/1/95 to 2/28/02.

------------------------------------------------------------------
Date                  Franklin        Lehman           CPI
                   Massachusetts     Brothers
                      Insured        Municipal
                  Tax-Free Income      Bond
                    Fund-Class C       Index
------------------------------------------------------------------
       05/01/1995      $9,904         $10,000        $10,000
       05/31/1995     $10,114         $10,319        $10,020
       06/30/1995     $10,080         $10,229        $10,040
       07/31/1995     $10,141         $10,326        $10,040
       08/31/1995     $10,227         $10,458        $10,066
       09/29/1995     $10,278         $10,523        $10,086
       10/31/1995     $10,395         $10,676        $10,120
       11/30/1995     $10,528         $10,853        $10,112
       12/29/1995     $10,623         $10,957        $10,105
       01/31/1996     $10,669         $11,041        $10,165
       02/29/1996     $10,633         $10,966        $10,198
       03/29/1996     $10,622         $10,825        $10,251
       04/30/1996     $10,586         $10,795        $10,291
       05/31/1996     $10,607         $10,791        $10,310
       06/28/1996     $10,687         $10,908        $10,316
       07/31/1996     $10,771         $11,006        $10,336
       08/30/1996     $10,771         $11,004        $10,356
       09/30/1996     $10,900         $11,158        $10,389
       10/31/1996     $10,981         $11,284        $10,422
       11/29/1996     $11,128         $11,491        $10,442
       12/31/1996     $11,089         $11,443        $10,442
       01/31/1997     $10,991         $11,464        $10,475
       02/28/1997     $11,082         $11,570        $10,508
       03/31/1997     $10,937         $11,416        $10,534
       04/30/1997     $11,008         $11,512        $10,547
       05/31/1997     $11,162         $11,686        $10,540
       06/30/1997     $11,288         $11,811        $10,553
       07/31/1997     $11,576         $12,138        $10,565
       08/31/1997     $11,462         $12,024        $10,586
       09/30/1997     $11,594         $12,167        $10,612
       10/31/1997     $11,651         $12,245        $10,639
       11/30/1997     $11,721         $12,317        $10,632
       12/31/1997     $11,874         $12,497        $10,619
       01/31/1998     $11,960         $12,626        $10,640
       02/28/1998     $11,954         $12,629        $10,660
       03/31/1998     $11,960         $12,641        $10,680
       04/30/1998     $11,930         $12,584        $10,699
       05/31/1998     $12,085         $12,783        $10,719
       06/30/1998     $12,148         $12,832        $10,731
       07/31/1998     $12,176         $12,865        $10,744
       08/31/1998     $12,315         $13,064        $10,757
       09/30/1998     $12,440         $13,227        $10,770
       10/31/1998     $12,406         $13,227        $10,796
       11/30/1998     $12,442         $13,274        $10,796
       12/31/1998     $12,463         $13,307        $10,789
       01/31/1999     $12,561         $13,465        $10,815
       02/28/1999     $12,521         $13,406        $10,828
       03/31/1999     $12,562         $13,425        $10,861
       04/30/1999     $12,585         $13,458        $10,940
       05/31/1999     $12,518         $13,380        $10,940
       06/30/1999     $12,340         $13,187        $10,940
       07/31/1999     $12,351         $13,235        $10,973
       08/31/1999     $12,174         $13,129        $10,999
       09/30/1999     $12,098         $13,134        $11,052
       10/31/1999     $11,912         $12,992        $11,072
       11/30/1999     $12,050         $13,130        $11,079
       12/31/1999     $11,932         $13,032        $11,079
       01/31/2000     $11,846         $12,974        $11,112
       02/29/2000     $12,046         $13,125        $11,177
       03/31/2000     $12,327         $13,411        $11,269
       04/30/2000     $12,227         $13,332        $11,276
       05/31/2000     $12,112         $13,263        $11,289
       06/30/2000     $12,465         $13,614        $11,348
       07/31/2000     $12,683         $13,803        $11,374
       08/31/2000     $12,845         $14,016        $11,374
       09/30/2000     $12,742         $13,943        $11,433
       10/31/2000     $12,909         $14,095        $11,453
       11/30/2000     $13,025         $14,202        $11,460
       12/31/2000     $13,440         $14,553        $11,453
       01/31/2001     $13,480         $14,697        $11,525
       02/28/2001     $13,537         $14,744        $11,571
       03/31/2001     $13,622         $14,877        $11,598
       04/30/2001     $13,427         $14,716        $11,644
       05/31/2001     $13,547         $14,875        $11,696
       06/30/2001     $13,662         $14,974        $11,716
       07/31/2001     $13,869         $15,196        $11,683
       08/31/2001     $14,086         $15,447        $11,683
       09/30/2001     $14,022         $15,394        $11,736
       10/31/2001     $14,172         $15,578        $11,696
       11/30/2001     $14,076         $15,447        $11,676
       12/31/2001     $13,910         $15,300        $11,631
       01/31/2002     $14,105         $15,565        $11,657
       02/28/2002     $14,233         $15,751        $11,704


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.                           27

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MICHIGAN STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MICHIGAN MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



STATE UPDATE

[Michigan map graphic omitted]

Michigan's financial performance, impressive throughout the 1990s, bodes well for its ability to weather the recent economic malaise. Many of the cost-containment initiatives enacted in the 1990s remain in place today, and provide the state aggressive management controls and conservative fiscal practices. During the year under review, Michigan's economy and budgetary fortitude experienced challenges as state revenues waned substantially.

Michigan is the eighth-largest state in the nation in terms of population and jobs, with manufacturing providing 22% of non-farm employment, sixth highest in the country. Employment growth has stalled and monthly unemployment levels surpassed the national average in 2001 for the first time since the early 1990s.2 The manufacturing sector fell into recession long before the rest of the economy and may remain weak, particularly because low consumer confidence could delay a recovery in durable goods production. Labor contracts have prevented some layoffs, but hours worked have declined, thereby depressing earnings. Fortunately, Michigan is seeing gains in economic diversification, which will reduce the severity of the national economic recession's effect on the state's employment base relative to past recessions.3



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Moody's Investors Service, "RATING UPDATE: MOODY'S REVISES OUTLOOK FOR STATE OF MICHIGAN TO NEGATIVE," 12/19/01.

3. Source: Standard & Poor's, RATINGSDIRECT, 10/4/01. This does not indicate Standard & Poor's rating of the Fund. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 77.

Michigan's government has identified a number of recurring and non-recurring sources to close the budget gaps and achieve balance, including spending cuts via executive order, sale of state land, and a shift from relying on pay-as-you-go financing to bond financing of capital projects. Additionally, plans are in place to use about half of Michigan's rainy day fund, and the state budget director has ordered a hiring freeze and across-the-board spending cuts within state operations. Michigan's debt position is well managed, and the state maintains historically very low debt levels. The state ranks 31st in debt per capita and 33rd in debt as a percentage of personal income.4

Looking forward, Michigan should be able to maintain long-term structural balance and its current credit rating of AAA, according to Standard & Poor's.3 However, independent credit rating agency Moody's revised the state's credit outlook from stable to negative in December 2001. This outlook is based on evidence of serious weakness in the highly cyclical auto manufacturing sector and slowdowns in other state industries, shortfalls in tax revenues and other recessionary drains including rising welfare and Medicaid costs, as well as new spending requirements.2 In its favor, the state is better positioned to meet the difficulties of weaker tax revenue than in the early 1990s due to proportionately larger reserves, improved monitoring of revenues and spending, and the ability and willingness to take swift actions to restore budget balance.

PORTFOLIO NOTES

The municipal bond market experienced occasional intervals of rising interest rates during the year under review, specifically following the release of stronger-than-expected economic data such as we saw in November and December. Overall, however, municipal bond yields decreased. Because bond prices rise when yields fall, Franklin Michigan Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.08 on February 28, 2001, to $12.25 on February 28, 2002.

Michigan's bond supply increased 86.9% in 2001 to roughly $9.9 billion, a substantial increase from one year earlier.5 A low interest rate environment during the year under review helped municipalities to refinance debt, and many refunding deals came to market. Although bond supply was up, demand was up as well, which generally supported municipal bond prices. Several new closed-end funds entered the


4. Source: Moody's Investors Service, MICHIGAN (STATE OF), 10/5/01.
5. Source: THE BOND BUYER, 1/2/02.



PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
2/28/02

                   % OF TOTAL
                   LONG-TERM
                   INVESTMENTS
------------------------------

Prerefunded              34.0%

General Obligation       23.7%

Hospital & Health Care   13.5%

Utilities                12.3%

Transportation            8.6%

Higher Education          2.8%

Subject to Government
Appropriations            1.9%

Other Revenue             1.8%

Tax-Supported             1.2%

Housing                   0.2%

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund
3/1/01-2/28/02

                                                      DIVIDEND PER SHARE
                                           -------------------------------------
MONTH                                         CLASS A     CLASS B      CLASS C
--------------------------------------------------------------------------------
March                                       4.98 cents  4.38 cents   4.40 cents

April                                       4.98 cents  4.38 cents   4.40 cents

May                                         4.98 cents  4.38 cents   4.40 cents

June                                        4.88 cents  4.32 cents   4.32 cents

July                                        4.88 cents  4.32 cents   4.32 cents

August                                      4.88 cents  4.32 cents   4.32 cents

September                                   4.88 cents  4.31 cents   4.32 cents

October                                     4.88 cents  4.31 cents   4.32 cents

November                                    4.88 cents  4.31 cents   4.32 cents

December                                    4.88 cents  4.29 cents   4.30 cents

January                                     4.88 cents  4.29 cents   4.30 cents

February                                    4.88 cents  4.29 cents   4.30 cents
--------------------------------------------------------------------------------
TOTAL                                      58.86 CENTS 51.90 CENTS  52.02 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



marketplace nationally, and there was solid participation by institutional and retail buyers. Additionally, the market for insured bonds remained strong as the spread, or yield difference, between high-grade and more speculative-grade bonds continued to be comparatively narrow.

We focused primarily on a balanced approach of reducing the Fund's percentage of prerefunded bonds and offsetting the gains by selling other bonds with built-in tax losses. Prerefunded bonds tend to experience rapid price declines to their call price as they approach approximately five years to their call date, so we sold bonds close to their call dates and purchased those with longer call dates. Overall, these measures improved the portfolio's structure and income earning potential while helping to protect share value. During the reporting period, we bought Michigan State Trunk Line Revenue, Detroit City School District GO, Detroit Water Supply System Revenue and Detroit Public Improvements GO bonds. Sales consisted primarily of bonds that were refunded.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.58%, based on an annualization of the current 4.88 cent ($0.0488) per share dividend and the maximum offering price of $12.79 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Michigan state personal income tax bracket of 41.18% would need to earn 7.79% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we hold an optimistic outlook for Michigan, its municipal bonds and Franklin Michigan Insured Tax-Free Income Fund. The fixed income market should remain healthy for the remainder of 2002 as we believe the economy will continue to recover slowly within a benign inflationary environment. Most importantly, we think demand for municipal bonds could remain quite strong as investors seek the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND



-------------------------------
CLASS A: Subject to the
current, maximum 4.25% initial
sales charge. Prior to 7/1/94,
Fund shares were offered at a
lower initial sales charge;
thus actual total returns may
differ. Effective 5/1/94, the
Fund implemented a Rule 12b-1
plan, which affects subsequent
performance.

CLASS B: Subject to no initial
sales charge, but subject to a
contingent deferred sales
charge (CDSC) declining from
4% to 0% over six years. These
shares have higher annual fees
and expenses than Class A
shares.

CLASS C: Subject to 1% initial
sales charge and 1% CDSC for
shares redeemed within 18
months of investment. These
shares have higher annual fees
and expenses than Class A
shares.
-------------------------------


PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $12.25     $12.08

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5886

CLASS B                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $12.29     $12.12

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5190

CLASS C                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $12.34     $12.17

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5202


32         Past performance does not guarantee future results.

PERFORMANCE


CLASS A                                               1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                              +6.44%   +33.41%  +87.29%

Average Annual Total Return2                          +1.89%    +5.02%   +6.01%

Avg. Ann. Total Return (3/31/02)3                      -0.95%   +4.88%   +5.77%


Distribution Rate4                      4.58%

Taxable Equivalent Distribution Rate5   7.79%

30-Day Standardized Yield6              3.42%

Taxable Equivalent Yield5               5.81%



                                                                      INCEPTION
CLASS B                                                        1-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return1                                       +5.81%   +19.05%

Average Annual Total Return2                                   +1.81%    +7.43%

Avg. Ann. Total Return (3/31/02)3                              -1.00%    +6.13%


Distribution Rate4                      4.22%

Taxable Equivalent Distribution Rate5   7.17%

30-Day Standardized Yield6              3.06%

Taxable Equivalent Yield5               5.20%



                                                                      INCEPTION
CLASS C                                               1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                               +5.80%   +29.71%  +45.74%

Average Annual Total Return2                           +3.78%    +5.13%   +5.51%

Avg. Ann. Total Return (3/31/02)3                      +0.97%    +5.00%   +5.14%


Distribution Rate4                      4.15%

Taxable Equivalent Distribution Rate5   7.06%

30-Day Standardized Yield6              3.02%

Taxable Equivalent Yield5               5.13%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Michigan state personal income tax bracket of 41.18%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



-------------------------------
Bond prices, and thus the
Fund's share price, generally
move in the opposite direction
from interest rates. Since
markets can go down as well as
up, investment return and
principal value will fluctuate
with market conditions, and
you may have a gain or loss
when you sell your shares.
-------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +1.89%

5-Year                +5.02%

10-Year               +6.01%

[Line Graph Omitted]

CLASS A (3/1/92-2/28/02)

The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 3/1/92 to 2/28/02.

--------------------------------------------------------------
Date                  Franklin         Lehman         CPI
                      Michigan        Brothers
                      Insured        Municipal
                  Tax-Free Income       Bond
                    Fund-Class A       Index
--------------------------------------------------------------
       03/01/1992        $9,572       $10,000         $10,000
       03/31/1992        $9,602       $10,003         $10,051
       04/30/1992        $9,693       $10,092         $10,065
       05/31/1992        $9,844       $10,211         $10,079
       06/30/1992        $9,988       $10,383         $10,115
       07/31/1992       $10,349       $10,694         $10,137
       08/31/1992       $10,212       $10,590         $10,165
       09/30/1992       $10,234       $10,659         $10,194
       10/31/1992       $10,061       $10,555         $10,229
       11/30/1992       $10,299       $10,744         $10,244
       12/31/1992       $10,429       $10,853         $10,236
       01/31/1993       $10,558       $10,979         $10,287
       02/28/1993       $10,852       $11,377         $10,323
       03/31/1993       $10,834       $11,256         $10,359
       04/30/1993       $10,906       $11,370         $10,388
       05/31/1993       $10,965       $11,433         $10,402
       06/30/1993       $11,147       $11,624         $10,417
       07/31/1993       $11,147       $11,639         $10,417
       08/31/1993       $11,369       $11,882         $10,446
       09/30/1993       $11,503       $12,017         $10,468
       10/31/1993       $11,553       $12,040         $10,511
       11/30/1993       $11,496       $11,934         $10,518
       12/31/1993       $11,694       $12,186         $10,518
       01/31/1994       $11,796       $12,325         $10,547
       02/28/1994       $11,552       $12,005         $10,582
       03/31/1994       $11,187       $11,517         $10,618
       04/30/1994       $11,258       $11,615         $10,633
       05/31/1994       $11,316       $11,716         $10,641
       06/30/1994       $11,271       $11,644         $10,677
       07/31/1994       $11,440       $11,857         $10,706
       08/31/1994       $11,469       $11,899         $10,749
       09/30/1994       $11,342       $11,724         $10,778
       10/31/1994       $11,193       $11,515         $10,785
       11/30/1994       $11,011       $11,307         $10,799
       12/31/1994       $11,235       $11,556         $10,799
       01/31/1995       $11,494       $11,886         $10,842
       02/28/1995       $11,773       $12,232         $10,886
       03/31/1995       $11,875       $12,373         $10,922
       04/30/1995       $11,898       $12,387         $10,958
       05/31/1995       $12,180       $12,783         $10,980
       06/30/1995       $12,108       $12,671         $11,002
       07/31/1995       $12,177       $12,792         $11,002
       08/31/1995       $12,286       $12,954         $11,030
       09/30/1995       $12,353       $13,036         $11,052
       10/31/1995       $12,509       $13,225         $11,089
       11/30/1995       $12,691       $13,444         $11,081
       12/31/1995       $12,789       $13,573         $11,073
       01/31/1996       $12,872       $13,677         $11,138
       02/29/1996       $12,816       $13,584         $11,174
       03/31/1996       $13,235       $13,410         $11,232
       04/30/1996       $13,221       $13,372         $11,276
       05/31/1996       $13,211       $13,367         $11,297
       06/30/1996       $13,354       $13,513         $11,304
       07/31/1996       $13,460       $13,634         $11,326
       08/31/1996       $13,446       $13,631         $11,347
       09/30/1996       $13,630       $13,822         $11,384
       10/31/1996       $13,746       $13,978         $11,420
       11/30/1996       $13,972       $14,234         $11,442
       12/31/1996       $13,917       $14,175         $11,442
       01/31/1997       $13,333       $14,201         $11,478
       02/28/1997       $13,437       $14,332         $11,514
       03/31/1997       $13,276       $14,141         $11,543
       04/30/1997       $13,368       $14,260         $11,556
       05/31/1997       $13,547       $14,476         $11,550
       06/30/1997       $13,665       $14,630         $11,563
       07/31/1997       $14,000       $15,036         $11,577
       08/31/1997       $13,864       $14,894         $11,599
       09/30/1997       $14,007       $15,072         $11,628
       10/31/1997       $14,098       $15,168         $11,657
       11/30/1997       $14,179       $15,258         $11,650
       12/31/1997       $14,418       $15,480         $11,636
       01/31/1998       $14,540       $15,640         $11,658
       02/28/1998       $14,566       $15,645         $11,681
       03/31/1998       $14,571       $15,659         $11,703
       04/30/1998       $14,544       $15,588         $11,724
       05/31/1998       $14,748       $15,834         $11,745
       06/30/1998       $14,847       $15,896         $11,759
       07/31/1998       $14,890       $15,936         $11,773
       08/31/1998       $15,076       $16,183         $11,787
       09/30/1998       $15,257       $16,385         $11,801
       10/31/1998       $15,262       $16,385         $11,830
       11/30/1998       $15,326       $16,443         $11,830
       12/31/1998       $15,352       $16,484         $11,823
       01/31/1999       $15,490       $16,680         $11,851
       02/28/1999       $15,476       $16,606         $11,865
       03/31/1999       $15,524       $16,630         $11,901
       04/30/1999       $15,547       $16,671         $11,988
       05/31/1999       $15,463       $16,575         $11,988
       06/30/1999       $15,275       $16,336         $11,988
       07/31/1999       $15,310       $16,395         $12,024
       08/31/1999       $15,147       $16,264         $12,053
       09/30/1999       $15,119       $16,270         $12,110
       10/31/1999       $14,971       $16,094         $12,132
       11/30/1999       $15,107       $16,265         $12,140
       12/31/1999       $15,002       $16,143         $12,140
       01/31/2000       $14,935       $16,072         $12,176
       02/29/2000       $15,077       $16,258         $12,248
       03/31/2000       $15,393       $16,613         $12,348
       04/30/2000       $15,312       $16,515         $12,356
       05/31/2000       $15,240       $16,429         $12,370
       06/30/2000       $15,629       $16,864         $12,435
       07/31/2000       $15,844       $17,099         $12,463
       08/31/2000       $16,076       $17,362         $12,463
       09/30/2000       $15,989       $17,272         $12,528
       10/31/2000       $16,144       $17,460         $12,549
       11/30/2000       $16,252       $17,593         $12,557
       12/31/2000       $16,660       $18,027         $12,549
       01/31/2001       $16,773       $18,206         $12,629
       02/28/2001       $16,850       $18,264         $12,679
       03/31/2001       $17,007       $18,428         $12,708
       04/30/2001       $16,856       $18,229         $12,759
       05/31/2001       $17,011       $18,426         $12,816
       06/30/2001       $17,116       $18,550         $12,838
       07/31/2001       $17,363       $18,824         $12,802
       08/31/2001       $17,604       $19,135         $12,802
       09/30/2001       $17,551       $19,070         $12,860
       10/31/2001       $17,757       $19,297         $12,816
       11/30/2001       $17,622       $19,135         $12,794
       12/31/2001       $17,463       $18,953         $12,744
       01/31/2002       $17,767       $19,281         $12,774
       02/28/2002       $17,928       $19,512         $12,825


AVERAGE ANNUAL TOTAL RETURN

CLASS B                  2/28/02
--------------------------------

1-Year                    +1.81%

Since Inception (2/1/00)  +7.43%

[Line Graph Omitted]

CLASS B (2/1/00-2/28/02)

The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund - Class B to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 2/1/00 to 2/28/02.

--------------------------------------------------------------
Date                 Michigan      Lehman Brothers
                     Insured       Municipal Bond      CPI
                 Tax-Free Income        Index
                   Fund-Class B
--------------------------------------------------------------
      02/01/2000       $10,000         $10,000        $10,000
      02/29/2000       $10,111         $10,116        $10,059
      03/31/2000       $10,309         $10,337        $10,141
      04/30/2000       $10,249         $10,276        $10,148
      05/31/2000       $10,204         $10,222        $10,160
      06/30/2000       $10,459         $10,493        $10,213
      07/31/2000       $10,599         $10,639        $10,236
      08/31/2000       $10,748         $10,803        $10,236
      09/30/2000       $10,694         $10,747        $10,289
      10/31/2000       $10,793         $10,864        $10,307
      11/30/2000       $10,860         $10,946        $10,313
      12/31/2000       $11,127         $11,217        $10,307
      01/31/2001       $11,207         $11,328        $10,372
      02/28/2001       $11,253         $11,364        $10,413
      03/31/2001       $11,342         $11,466        $10,437
      04/30/2001       $11,244         $11,342        $10,479
      05/31/2001       $11,342         $11,465        $10,526
      06/30/2001       $11,408         $11,542        $10,544
      07/31/2001       $11,566         $11,712        $10,514
      08/31/2001       $11,721         $11,906        $10,514
      09/30/2001       $11,691         $11,865        $10,562
      10/31/2001       $11,812         $12,006        $10,526
      11/30/2001       $11,718         $11,906        $10,508
      12/31/2001       $11,607         $11,792        $10,467
      01/31/2002       $11,802         $11,996        $10,491
      02/28/2002       $11,605         $12,140        $10,533



              Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                        2/28/02
--------------------------------------
1-Year                          +3.78%
5-Year                          +5.18%
Since Inception (5/1/95)        +5.51%

[Line Graph Omitted]

CLASS C (5/1/95-2/28/02)

The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 5/1/95 to 2/28/01.

--------------------------------------------------------------------
Date                 Franklin         Lehman             CPI
                     Michigan        Brothers
                      Insured     Municipal Bond
                     Tax-Free          Index
                      Income
                   Fund-Class C
--------------------------------------------------------------------
       05/01/1995     $9,899          $10,000          $10,000
       05/31/1995     $10,154         $10,319          $10,020
       06/30/1995     $10,098         $10,229          $10,040
       07/31/1995     $10,150         $10,326          $10,040
       08/31/1995     $10,235         $10,458          $10,066
       09/29/1995     $10,295         $10,523          $10,086
       10/31/1995     $10,418         $10,676          $10,120
       11/30/1995     $10,564         $10,853          $10,112
       12/29/1995     $10,640         $10,957          $10,105
       01/31/1996     $10,704         $11,041          $10,165
       02/29/1996     $10,649         $10,966          $10,198
       03/29/1996     $10,629         $10,825          $10,251
       04/30/1996     $10,611         $10,795          $10,291
       05/31/1996     $10,507         $10,791          $10,310
       06/28/1996     $10,602         $10,908          $10,316
       07/31/1996     $10,683         $11,006          $10,336
       08/30/1996     $10,683         $11,004          $10,356
       09/30/1996     $10,820         $11,158          $10,389
       10/31/1996     $10,909         $11,284          $10,422
       11/29/1996     $11,079         $11,491          $10,442
       12/31/1996     $11,035         $11,443          $10,442
       01/31/1997     $11,032         $11,464          $10,475
       02/28/1997     $11,121         $11,570          $10,508
       03/31/1997     $10,974         $11,416          $10,534
       04/30/1997     $11,045         $11,512          $10,547
       05/31/1997     $11,187         $11,686          $10,540
       06/30/1997     $11,287         $11,811          $10,553
       07/31/1997     $11,557         $12,138          $10,565
       08/31/1997     $11,431         $12,024          $10,586
       09/30/1997     $11,552         $12,167          $10,612
       10/31/1997     $11,611         $12,245          $10,639
       11/30/1997     $11,682         $12,317          $10,632
       12/31/1997     $11,871         $12,497          $10,619
       01/31/1998     $11,965         $12,626          $10,640
       02/28/1998     $11,981         $12,629          $10,660
       03/31/1998     $11,978         $12,641          $10,680
       04/30/1998     $11,951         $12,584          $10,699
       05/31/1998     $12,112         $12,783          $10,719
       06/30/1998     $12,197         $12,832          $10,731
       07/31/1998     $12,226         $12,865          $10,744
       08/31/1998     $12,371         $13,064          $10,757
       09/30/1998     $12,514         $13,227          $10,770
       10/31/1998     $12,512         $13,227          $10,796
       11/30/1998     $12,559         $13,274          $10,796
       12/31/1998     $12,575         $13,307          $10,789
       01/31/1999     $12,682         $13,465          $10,815
       02/28/1999     $12,666         $13,406          $10,828
       03/31/1999     $12,696         $13,425          $10,861
       04/30/1999     $12,709         $13,458          $10,940
       05/31/1999     $12,635         $13,380          $10,940
       06/30/1999     $12,476         $13,187          $10,940
       07/31/1999     $12,498         $13,235          $10,973
       08/31/1999     $12,361         $13,129          $10,999
       09/30/1999     $12,332         $13,134          $11,052
       10/31/1999     $12,197         $12,992          $11,072
       11/30/1999     $12,311         $13,130          $11,079
       12/31/1999     $12,210         $13,032          $11,079
       01/31/2000     $12,150         $12,974          $11,112
       02/29/2000     $12,271         $13,125          $11,177
       03/31/2000     $12,521         $13,411          $11,269
       04/30/2000     $12,438         $13,332          $11,276
       05/31/2000     $12,385         $13,263          $11,289
       06/30/2000     $12,693         $13,614          $11,348
       07/31/2000     $12,861         $13,803          $11,374
       08/31/2000     $13,041         $14,016          $11,374
       09/30/2000     $12,965         $13,943          $11,433
       10/31/2000     $13,083         $14,095          $11,453
       11/30/2000     $13,175         $14,202          $11,460
       12/31/2000     $13,486         $14,553          $11,453
       01/31/2001     $13,582         $14,697          $11,525
       02/28/2001     $13,637         $14,744          $11,571
       03/31/2001     $13,745         $14,877          $11,598
       04/30/2001     $13,628         $14,716          $11,644
       05/31/2001     $13,734         $14,875          $11,696
       06/30/2001     $13,825         $14,974          $11,716
       07/31/2001     $14,016         $15,196          $11,683
       08/31/2001     $14,202         $15,447          $11,683
       09/30/2001     $14,165         $15,394          $11,736
       10/31/2001     $14,311         $15,578          $11,696
       11/30/2001     $14,197         $15,447          $11,676
       12/31/2001     $14,063         $15,300          $11,631
       01/31/2002     $14,300         $15,565          $11,657
       02/28/2002     $14,427         $15,751          $11,704



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.                           35

FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MINNESOTA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MINNESOTA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------


STATE UPDATE

[Minnesota map graphic omitted]

Even though Minnesota's diverse economy slowed, the state's financial health held up well as the recession took hold over 2001. While many states suffered credit quality downgrades during the year under review as the weak economy strained coffers nationwide, Minnesota retained its AAA rating according to Standard & Poor's, an independent credit rating agency.2 This highest rating reflects the state's strong financial position, the result of moderate debt levels, conservative financial management practices and planning, and a solid economic base diversified among services, trade and manufacturing.

However, the recession began to take effect, with net revenues up 4.3% in fiscal year 2001 compared to 2000 but $36.5 million below forecast.3 The state's softening economy still outperformed the national averages in terms of income growth and unemployment rates, with total Minnesota unemployment ending 2001 at 4.0% amid a tight labor market, still well below the national average of 5.8%.4 Through the 12-month reporting period, the services sector has provided offsetting growth to



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Standard & Poor's, RATINGSDIRECT, 9/27/01. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Moody's Investors Service, MINNESOTA (STATE OF), 10/2/01.

4. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 85.

the lagging manufacturing sector. Over the latter half of 2001, however, the health care industry had setbacks, which in concert with slowing manufacturing production could impede continued economic growth.

As in past years, Minnesota's debt ratios continued to straddle its own historical norms and national medians. For 2001, debt per capita was $546 or 1.8% of personal income, compared with national medians of $541 and 2.1% of personal income.3 Looking ahead, Minnesota appears well-poised to remain insulated from any further cyclical vulnerability, and its outlook is stable. This outlook reflects the expectation of solid economic performance and continued sound financial practices.

PORTFOLIO NOTES

The municipal bond market experienced occasional intervals of rising interest rates during the year under review, specifically following the release of stronger-than-expected economic data such as we saw in November and December. Overall, however, municipal bond yields decreased slightly. Because bond prices rise when yields fall, Franklin Minnesota Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.89 on February 28, 2001, to $11.99 on February 28, 2002.

Minnesota's new municipal bond issuance increased 10.2% in 2001 to $5.1 billion, up from approximately $4.6 billion one year earlier.5 A low interest rate environment during the year helped municipalities to refinance debt, and many refunding deals came to market during the year, diminishing the impact of new issues on the total outstanding bond supply. Although bond supply was up, demand was up as well, which generally supported municipal bond prices. Several new closed-end funds entered the marketplace nationally, and there was solid participation by institutional and retail buyers. Additionally, the market for insured bonds remained strong as the spread, or yield difference, between high-grade and more speculative-grade bonds continued to be comparatively narrow.

We focused primarily on investing new cash inflows into the portfolio, and attempted to enhance the portfolio's income-producing potential by selling lower coupon and prerefunded bonds and buying higher yielding and longer-term securities. Prerefunded bonds tend to experience rapid price declines to their call price as they approach



5. Source: THE BOND BUYER, 1/2/02.


PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/28/02

                    % OF TOTAL
                    LONG-TERM
                   INVESTMENTS
------------------------------

General Obligation       31.8%

Hospital & Health Care   21.1%

Housing                  18.4%

Utilities                10.0%

Prerefunded               6.6%

Transportation            5.3%

Higher Education          2.3%

Tax-Supported             1.8%

Subject to Government
Appropriations            1.6%

Other Revenue             1.1%

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund
3/1/01-2/28/02

                                                            DIVIDEND PER SHARE
                                                       -------------------------

MONTH                                                     CLASS A     CLASS C
--------------------------------------------------------------------------------
March                                                   4.85 cents   4.27 cents

April                                                   4.85 cents   4.27 cents

May                                                     4.85 cents   4.27 cents

June                                                    4.85 cents   4.31 cents

July                                                    4.85 cents   4.31 cents

August                                                  4.85 cents   4.31 cents

September                                               4.78 cents   4.23 cents

October                                                 4.78 cents   4.23 cents

November                                                4.78 cents   4.23 cents

December                                                4.78 cents   4.21 cents

January                                                 4.78 cents   4.21 cents

February                                                4.78 cents   4.21 cents
--------------------------------------------------------------------------------
TOTAL                                                  57.78 CENTS  51.06 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


approximately five years to their call date, so we sold bonds close to their call dates and purchased those with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Overall, these measures improved the portfolio's structure and income earning potential while keeping the Fund as fully invested as possible. During the reporting period, we sold Park Rapids ISD No. 309 GO, Minnesota Agriculture & Economic Development Board Revenue and Minneapolis and St. Paul Housing RDA for Health Care System Revenue bonds. Purchases included Farmington ISD GO, Minnesota State Higher Education Facilities Authority Revenue and Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 40 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.58%, based on an annualization of the current 4.78 cent ($0.0478) per share dividend and the maximum offering price of $12.52 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Minnesota state personal income tax bracket of 43.42% would need to earn 8.09% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we hold an optimistic long-term outlook for Minnesota, its municipal bonds and Franklin Minnesota Insured Tax-Free Income Fund. The fixed income market should remain healthy for the remainder of 2002 as we believe the economy will continue to recover slowly within a benign inflationary environment. Most importantly, we think municipal bonds will remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MINNESOTA
INSURED TAX-FREE
INCOME FUND



-------------------------------
CLASS A: Subject to the
current, maximum 4.25% initial
sales charge. Prior to 7/1/94,
Fund shares were offered at a
lower initial sales charge;
thus actual total returns may
differ. Effective 5/1/94, the
Fund implemented a Rule 12b-1
plan, which affects subsequent
performance.

CLASS C: Subject to 1% initial
sales charge and 1% contingent
deferred sales charge for
shares redeemed within 18
months of investment. These
shares have higher annual fees
and expenses than Class A
shares.
-------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Minnesota state personal income tax bracket of 43.42%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.10        $11.99     $11.89

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5778

CLASS C                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.10        $12.05      $11.95

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5106



PERFORMANCE

CLASS A                                               1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                              +5.84%   +30.08%  +78.19%

Average Annual Total Return2                          +1.32%    +4.49%   +5.49%

Avg. Ann. Total Return (3/31/02)3                     -1.04%    +4.38%   +5.28%


Distribution Rate4                      4.58%

Taxable Equivalent Distribution Rate5   8.09%

30-Day Standardized Yield6              3.79%

Taxable Equivalent Yield5               6.70%


                                                                      INCEPTION
CLASS C                                               1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                              +5.22%   +26.55%  +40.37%

Average Annual Total Return2                          +3.18%    +4.61%   +4.93%

Avg. Ann. Total Return (3/31/02)3                     +0.85%    +4.53%   +4.66%


Distribution Rate4                      4.15%

Taxable Equivalent Distribution Rate5   7.33%

30-Day Standardized Yield6              3.43%

Taxable Equivalent Yield5               6.06%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

40            Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

[Line Graph Omitted]

CLASS A (3/1/92-2/28/02)

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 3/1/92 to 2/28/02.

----------------------------------------------------------------
Date                  Franklin      Lehman Brothers
                 Minnesota Insured   Municipal Bond     CPI
                  Tax-Free Income        Index
                    Fund-Class A
----------------------------------------------------------------
      03/01/1992        $9,573        $10,000           $10,000
      03/31/1992        $9,619        $10,003           $10,051
      04/30/1992        $9,693        $10,092           $10,065
      05/31/1992        $9,834        $10,211           $10,079
      06/30/1992        $9,959        $10,383           $10,115
      07/31/1992       $10,298        $10,694           $10,137
      08/31/1992       $10,149        $10,590           $10,165
      09/30/1992       $10,147        $10,659           $10,194
      10/31/1992        $9,970        $10,555           $10,229
      11/30/1992       $10,212        $10,744           $10,244
      12/31/1992       $10,350        $10,853           $10,236
      01/31/1993       $10,478        $10,979           $10,287
      02/28/1993       $10,758        $11,377           $10,323
      03/31/1993       $10,742        $11,256           $10,359
      04/30/1993       $10,823        $11,370           $10,388
      05/31/1993       $10,870        $11,433           $10,402
      06/30/1993       $11,039        $11,624           $10,417
      07/31/1993       $11,047        $11,639           $10,417
      08/31/1993       $11,236        $11,882           $10,446
      09/30/1993       $11,348        $12,017           $10,468
      10/31/1993       $11,379        $12,040           $10,511
      11/30/1993       $11,323        $11,934           $10,518
      12/31/1993       $11,488        $12,186           $10,518
      01/31/1994       $11,587        $12,325           $10,547
      02/28/1994       $11,367        $12,005           $10,582
      03/31/1994       $11,047        $11,517           $10,618
      04/30/1994       $11,082        $11,615           $10,633
      05/31/1994       $11,167        $11,716           $10,641
      06/30/1994       $11,128        $11,644           $10,677
      07/31/1994       $11,284        $11,857           $10,706
      08/31/1994       $11,321        $11,899           $10,749
      09/30/1994       $11,205        $11,724           $10,778
      10/31/1994       $11,050        $11,515           $10,785
      11/30/1994       $10,861        $11,307           $10,799
      12/31/1994       $11,079        $11,556           $10,799
      01/31/1995       $11,349        $11,886           $10,842
      02/28/1995       $11,611        $12,232           $10,886
      03/31/1995       $11,710        $12,373           $10,922
      04/30/1995       $11,731        $12,387           $10,958
      05/31/1995       $11,976        $12,783           $10,980
      06/30/1995       $11,915        $12,671           $11,002
      07/31/1995       $11,982        $12,792           $11,002
      08/31/1995       $12,088        $12,954           $11,030
      09/30/1995       $12,162        $13,036           $11,052
      10/31/1995       $12,304        $13,225           $11,089
      11/30/1995       $12,450        $13,444           $11,081
      12/31/1995       $12,555        $13,573           $11,073
      01/31/1996       $12,614        $13,677           $11,138
      02/29/1996       $12,548        $13,584           $11,174
      03/31/1996       $12,407        $13,410           $11,232
      04/30/1996       $12,383        $13,372           $11,276
      05/31/1996       $12,393        $13,367           $11,297
      06/30/1996       $12,510        $13,513           $11,304
      07/31/1996       $12,613        $13,634           $11,326
      08/31/1996       $12,598        $13,631           $11,347
      09/30/1996       $12,753        $13,822           $11,384
      10/31/1996       $12,864        $13,978           $11,420
      11/30/1996       $13,028        $14,234           $11,442
      12/31/1996       $12,993        $14,175           $11,442
      01/31/1997       $13,018        $14,201           $11,478
      02/28/1997       $13,118        $14,332           $11,514
      03/31/1997       $12,993        $14,141           $11,543
      04/30/1997       $13,082        $14,260           $11,556
      05/31/1997       $13,233        $14,476           $11,550
      06/30/1997       $13,349        $14,630           $11,563
      07/31/1997       $13,652        $15,036           $11,577
      08/31/1997       $13,564        $14,894           $11,599
      09/30/1997       $13,692        $15,072           $11,628
      10/31/1997       $13,767        $15,168           $11,657
      11/30/1997       $13,846        $15,258           $11,650
      12/31/1997       $13,995        $15,480           $11,636
      01/31/1998       $14,103        $15,640           $11,658
      02/28/1998       $14,117        $15,645           $11,681
      03/31/1998       $14,147        $15,659           $11,703
      04/30/1998       $14,123        $15,588           $11,724
      05/31/1998       $14,299        $15,834           $11,745
      06/30/1998       $14,362        $15,896           $11,759
      07/31/1998       $14,394        $15,936           $11,773
      08/31/1998       $14,550        $16,183           $11,787
      09/30/1998       $14,680        $16,385           $11,801
      10/31/1998       $14,723        $16,385           $11,830
      11/30/1998       $14,773        $16,443           $11,830
      12/31/1998       $14,792        $16,484           $11,823
      01/31/1999       $14,901        $16,680           $11,851
      02/28/1999       $14,851        $16,606           $11,865
      03/31/1999       $14,922        $16,630           $11,901
      04/30/1999       $14,934        $16,671           $11,988
      05/31/1999       $14,877        $16,575           $11,988
      06/30/1999       $14,673        $16,336           $11,988
      07/31/1999       $14,694        $16,395           $12,024
      08/31/1999       $14,498        $16,264           $12,053
      09/30/1999       $14,458        $16,270           $12,110
      10/31/1999       $14,224        $16,094           $12,132
      11/30/1999       $14,380        $16,265           $12,140
      12/31/1999       $14,239        $16,143           $12,140
      01/31/2000       $14,159        $16,072           $12,176
      02/29/2000       $14,360        $16,258           $12,248
      03/31/2000       $14,705        $16,613           $12,348
      04/30/2000       $14,598        $16,515           $12,356
      05/31/2000       $14,474        $16,429           $12,370
      06/30/2000       $14,863        $16,864           $12,435
      07/31/2000       $15,084        $17,099           $12,463
      08/31/2000       $15,333        $17,362           $12,463
      09/30/2000       $15,234        $17,272           $12,528
      10/31/2000       $15,409        $17,460           $12,549
      11/30/2000       $15,538        $17,593           $12,557
      12/31/2000       $15,933        $18,027           $12,549
      01/31/2001       $16,056        $18,206           $12,629
      02/28/2001       $16,130        $18,264           $12,679
      03/31/2001       $16,280        $18,428           $12,708
      04/30/2001       $16,117        $18,229           $12,759
      05/31/2001       $16,267        $18,426           $12,816
      06/30/2001       $16,382        $18,550           $12,838
      07/31/2001       $16,593        $18,824           $12,802
      08/31/2001       $16,814        $19,135           $12,802
      09/30/2001       $16,749        $19,070           $12,860
      10/31/2001       $16,933        $19,297           $12,816
      11/30/2001       $16,843        $19,135           $12,794
      12/31/2001       $16,688        $18,953           $12,744
      01/31/2002       $16,925        $19,281           $12,774
      02/28/2002       $17,060        $19,512           $12,825

[Line Graph Omitted]

CLASS C (5/1/95-2/28/02)

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 5/1/95 to 2/28/02.

-------------------------------------------------------------------
Date                   Franklin         Lehman          CPI
                       Minnesota       Brothers
                   Insured Tax-Free   Municipal
                        Income           Bond
                     Fund-Class C       Index
-------------------------------------------------------------------
        05/01/1995      $9,900         $10,000        $10,000
        05/31/1995      $10,118        $10,319        $10,020
        06/30/1995      $10,061        $10,229        $10,040
        07/31/1995      $10,112        $10,326        $10,040
        08/31/1995      $10,204        $10,458        $10,066
        09/29/1995      $10,254        $10,523        $10,086
        10/31/1995      $10,367        $10,676        $10,120
        11/30/1995      $10,494        $10,853        $10,112
        12/29/1995      $10,577        $10,957        $10,105
        01/31/1996      $10,621        $11,041        $10,165
        02/29/1996      $10,559        $10,966        $10,198
        03/29/1996      $10,437        $10,825        $10,251
        04/30/1996      $10,411        $10,795        $10,291
        05/31/1996      $10,422        $10,791        $10,310
        06/28/1996      $10,508        $10,908        $10,316
        07/31/1996      $10,589        $11,006        $10,336
        08/30/1996      $10,580        $11,004        $10,356
        09/30/1996      $10,697        $11,158        $10,389
        10/31/1996      $10,784        $11,284        $10,422
        11/29/1996      $10,917        $11,491        $10,442
        12/31/1996      $10,882        $11,443        $10,442
        01/31/1997      $10,896        $11,464        $10,475
        02/28/1997      $10,981        $11,570        $10,508
        03/31/1997      $10,870        $11,416        $10,534
        04/30/1997      $10,940        $11,512        $10,547
        05/31/1997      $11,061        $11,686        $10,540
        06/30/1997      $11,162        $11,811        $10,553
        07/31/1997      $11,399        $12,138        $10,565
        08/31/1997      $11,320        $12,024        $10,586
        09/30/1997      $11,421        $12,167        $10,612
        10/31/1997      $11,478        $12,245        $10,639
        11/30/1997      $11,537        $12,317        $10,632
        12/31/1997      $11,666        $12,497        $10,619
        01/31/1998      $11,750        $12,626        $10,640
        02/28/1998      $11,755        $12,629        $10,660
        03/31/1998      $11,774        $12,641        $10,680
        04/30/1998      $11,749        $12,584        $10,699
        05/31/1998      $11,890        $12,783        $10,719
        06/30/1998      $11,937        $12,832        $10,731
        07/31/1998      $11,957        $12,865        $10,744
        08/31/1998      $12,081        $13,064        $10,757
        09/30/1998      $12,183        $13,227        $10,770
        10/31/1998      $12,211        $13,227        $10,796
        11/30/1998      $12,246        $13,274        $10,796
        12/31/1998      $12,266        $13,307        $10,789
        01/31/1999      $12,351        $13,465        $10,815
        02/28/1999      $12,294        $13,406        $10,828
        03/31/1999      $12,345        $13,425        $10,861
        04/30/1999      $12,359        $13,458        $10,940
        05/31/1999      $12,297        $13,380        $10,940
        06/30/1999      $12,124        $13,187        $10,940
        07/31/1999      $12,146        $13,235        $10,973
        08/31/1999      $11,968        $13,129        $10,999
        09/30/1999      $11,929        $13,134        $11,052
        10/31/1999      $11,732        $12,992        $11,072
        11/30/1999      $11,854        $13,130        $11,079
        12/31/1999      $11,733        $13,032        $11,079
        01/31/2000      $11,663        $12,974        $11,112
        02/29/2000      $11,823        $13,125        $11,177
        03/31/2000      $12,111        $13,411        $11,269
        04/30/2000      $12,018        $13,332        $11,276
        05/31/2000      $11,910        $13,263        $11,289
        06/30/2000      $12,212        $13,614        $11,348
        07/31/2000      $12,398        $13,803        $11,374
        08/31/2000      $12,596        $14,016        $11,374
        09/30/2000      $12,509        $13,943        $11,433
        10/31/2000      $12,645        $14,095        $11,453
        11/30/2000      $12,735        $14,202        $11,460
        12/31/2000      $13,063        $14,553        $11,453
        01/31/2001      $13,157        $14,697        $11,525
        02/28/2001      $13,211        $14,744        $11,571
        03/31/2001      $13,327        $14,877        $11,598
        04/30/2001      $13,188        $14,716        $11,644
        05/31/2001      $13,303        $14,875        $11,696
        06/30/2001      $13,392        $14,974        $11,716
        07/31/2001      $13,569        $15,196        $11,683
        08/31/2001      $13,730        $15,447        $11,683
        09/30/2001      $13,671        $15,394        $11,736
        10/31/2001      $13,815        $15,578        $11,696
        11/30/2001      $13,736        $15,447        $11,676
        12/31/2001      $13,603        $15,300        $11,631
        01/31/2002      $13,800        $15,565        $11,657
        02/28/2002      $13,896        $15,751        $11,704

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.                           41

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN OHIO INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND OHIO STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED OHIO MUNICIPAL BONDS.1
--------------------------------------------------------------------------------


STATE UPDATE

[OHIO'S map graphic omitted]

Ohio's long history of prudent and flexible financial management, a consistently healthy balance sheet, an increasingly diverse and stable economy and moderate debt levels boosted the state's ability to remain stable during the national recession. This resiliency, built up throughout the 1990s, was tested in 2001 as the sudden economic stagnation created revenue shortfalls and caused substantial projected budget gaps of more than $700 million each for fiscal years 2002 and 2003.2 The state responded by rearranging priorities and working out a plan to cut spending and restore budget balance. One measure in the Ohio legislature's response was the adoption of a plan that identified roughly $860 million in new revenue enhancements over the current biennium, including closing tax loopholes, using rainy day funds and redirecting a portion of tobacco settlement funds to help close the budget gaps.2 With these and other new challenges in mind, independent credit rating agency Moody's maintained Ohio's solid Aa1 credit rating throughout the year but changed its outlook from stable to negative in December 2001.3

Ohio's slowdown is broad-based, affecting all sectors, although manufacturing and transportation have shed the most jobs. During the year under review, Ohio unemployment rose from 3.8% in February 2001 to 5.0% by February 2002, still below

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.
2. Source: Moody's Investors Service, Ohio (State of), 1/11/02.
3. Source: Moody's Investors Service, Ohio (State of), 12/19/01. This does not indicate Moody's rating of the Fund.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 91.

the 5.5% national unemployment rate at period-end.4 The auto machinery, steel and air transportation industries in particular may not see improvement soon, and job losses in those sectors are likely to have ripple effects for other sectors.

Key economic factors supporting the state include wealth and income levels on par with the national averages, a slowly growing and diversifying employment base and a long trend of strong residential building activity that complements its moderate population growth. Ohio's outstanding state debt per capita fell over 2001, to a modest $576 per capita and 2.0% of annual personal income, very near the national medians of $541 and 2.1%.5 Personal income growth, however, waned over 2001 along with employment growth, which fell to 0.2% for 2001 from 1.4% one year earlier.2

Fortunately, Ohio has enacted proactive planning for fiscal uncertainties through the previous implementation and funding of a budget stabilization fund and other reserve funds. The state is now in a better position to meet the challenges of weaker tax revenue due to proportionately larger reserves, improved monitoring of revenues and spending, and the ability and willingness to take decisive steps to restore budget balance. Looking forward, Ohio appears to have the resources to handle the current environment of economic uncertainty.


PORTFOLIO NOTES

The municipal bond market experienced occasional intervals of rising interest rates during the year under review, specifically following the release of stronger-than-expected economic data such as we saw in November and December. Overall, however, municipal bond yields decreased slightly. Because bond prices rise when yields fall, Franklin Ohio Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.21 on February 28, 2001, to $12.37 on February 28, 2002.

New municipal bond issuance in Ohio increased 73.9% in 2001 to $9.3 billion, up from roughly $5.3 billion one year earlier.6 A low interest rate environment during the year helped municipalities to refinance debt, and many refunding deals came to market during the year, diminishing the impact of new issues on the total outstanding bond supply. Although Ohio's bond supply was up significantly, demand was up as well, which generally supported municipal bond prices. Several new closed-end


4. Source: Bureau of Labor Statistics.
5. Source: Standard & Poor's, RATINGSDIRECT, 2/12/02.
6. Source: THE BOND BUYER, 1/2/02.


PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
2/28/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
-----------------------------

General Obligation     35.6%

Utilities              22.2%

Prerefunded            16.4%

Hospital & Health Care  6.2%

Higher Education        5.5%

Transportation          4.1%

Housing                 3.3%

Corporate-Backed        3.1%

Tax-Supported           2.1%

Subject to Government
Appropriations          0.9%

Other Revenue           0.6%

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund
3/1/01-2/28/02

                                                     DIVIDEND PER SHARE
                                           -------------------------------------

MONTH                                         CLASS A     CLASS B      CLASS C
--------------------------------------------------------------------------------
March                                       5.05 cents  4.45 cents   4.47 cents

April                                       5.05 cents  4.45 cents   4.47 cents

May                                         5.05 cents  4.45 cents   4.47 cents

June                                        5.05 cents  4.49 cents   4.49 cents

July                                        5.05 cents  4.49 cents   4.49 cents

August                                      5.05 cents  4.49 cents   4.49 cents

September                                   5.05 cents  4.49 cents   4.49 cents

October                                     5.05 cents  4.49 cents   4.49 cents

November                                    5.05 cents  4.49 cents   4.49 cents

December                                    4.95 cents  4.35 cents   4.36 cents

January                                     4.95 cents  4.35 cents   4.36 cents

February                                    4.95 cents  4.35 cents   4.36 cents
--------------------------------------------------------------------------------
Total                                      60.30 cents 53.34 cents  53.43 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


funds entered the marketplace nationally, and there was solid participation by institutional and retail buyers. Additionally, the market for insured bonds remained strong as the spread, or yield difference, between high-grade and more speculative-grade bonds continued to be comparatively narrow.

We focused primarily on investing new cash inflows into the portfolio, and attempted to enhance the portfolio's income-producing potential by selling lower coupon and prerefunded bonds and buying higher yielding and longer-term securities. Prerefunded bonds tend to experience rapid price declines to their call price as they approach approximately five years to their call date, so we sold bonds close to their call dates and purchased those with longer call dates to help improve the predictability of the Fund's future dividend payments. We sold certain securities to book tax losses. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Overall, these measures improved the portfolio's structure and income earning potential while keeping the Fund as fully invested as possible. During the reporting period, we bought Hamilton County Sales Tax,

Greene County Water System Revenue, Ohio State Turnpike Commission Turnpike Revenue and Akron Bath Copley Joint Township Hospital District Revenue for Hospital Improvement Children's Hospital Center bonds. Sales included Perrysburg GO, Cleveland Waterworks Revenue, Lake County Hospital Revenue and Lincolnview Local School District bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.60%, based on an annualization of the current 4.95 cent ($0.0495) per share dividend and the maximum offering price of $12.92 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Ohio state personal income tax bracket of 43.21% would need to earn 8.10% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we hold an optimistic long-term outlook for Ohio, its municipal bonds and Franklin Ohio Insured Tax-Free Income Fund. The fixed income market should remain healthy for the remainder of 2002 as we believe the economy will continue to recover slowly within a benign inflationary environment. Most importantly, we think municipal bonds will remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND


-------------------------------
CLASS A: Subject to the
current, maximum 4.25% initial
sales charge. Prior to 7/1/94,
Fund shares were offered at a
lower initial sales charge;
thus actual total returns may
differ. Effective 5/1/94, the
Fund implemented a Rule 12b-1
plan, which affects subsequent
performance.

CLASS B: Subject to no initial
sales charge, but subject to a
contingent deferred sales
charge (CDSC) declining from
4% to 0% over six years. These
shares have higher annual fees
and expenses than Class A
shares.

CLASS C: Subject to 1% initial
sales charge and 1% CDSC for
shares redeemed within 18
months of investment. These
shares have higher annual fees
and expenses than Class A
shares.
-------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.16        $12.37     $12.21

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                 $0.6030

CLASS B                                         Change       2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $12.40     $12.23

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                 $0.5334

CLASS C                                         Change       2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $12.45     $12.28

DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                 $0.5343


46           Past performance does not guarantee future results.

PERFORMANCE


CLASS A                                               1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                              +6.41%   +31.81%  +85.14%

Average Annual Total Return2                          +1.91%    +4.77%   +5.89%

Avg. Ann. Total Return (3/31/02)3                     -0.49%    +4.69%   +5.70%


Distribution Rate4                      4.60%

Taxable Equivalent Distribution Rate5   8.10%

30-Day Standardized Yield6              3.50%

Taxable Equivalent Yield5               6.16%



                                                                       INCEPTION
CLASS B                                                         1-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return1                                       +5.89%   +18.97%

Average Annual Total Return2                                   +1.89%    +7.39%

Avg. Ann. Total Return (3/31/02)3                              -0.49%    +6.32%


Distribution Rate4                      4.24%

Taxable Equivalent Distribution Rate5   7.47%

30-Day Standardized Yield6              3.14%

Taxable Equivalent Yield5               5.53%



                                                                       INCEPTION
CLASS C                                                1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------

Cumulative Total Return1                              +5.87%   +28.32%  +44.47%

Average Annual Total Return2                          +3.86%    +4.91%   +5.38%

Avg. Ann. Total Return (3/31/02)3                     +1.40%    +4.83%   +5.06%


Distribution Rate4                      4.17%

Taxable Equivalent Distribution Rate5   7.34%

30-Day Standardized Yield6              3.09%

Taxable Equivalent Yield5               5.44%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Ohio state personal income tax bracket of 43.21%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


------------------------------
Bond prices, and thus the
Fund's share price, generally
move in the opposite direction
from interest rates. Since
markets can go down as well as
up, investment return and
principal value will fluctuate
with market conditions, and
you may have a gain or loss
when you sell your shares.
------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------
1-Year                +1.91%

5-Year                +4.77%

10-Year               +5.89%

[Line Graph Omitted]

CLASS A (3/1/92-2/28/02)

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 3/1/92 to 2/28/02.

---------------------------------------------------------------
         Date      Franklin Ohio      Lehman              CPI
                       Insured        Brothers
                   Tax-Free Income    Municipal
                     Fund-Class A       Bond
                                        Index
---------------------------------------------------------------
       03/01/1992       $9,576       $10,000           $10,000
       03/31/1992       $9,605       $10,003           $10,051
       04/30/1992       $9,694       $10,092           $10,065
       05/31/1992       $9,827       $10,211           $10,079
       06/30/1992       $9,954       $10,383           $10,115
       07/31/1992      $10,302       $10,694           $10,137
       08/31/1992      $10,166       $10,590           $10,165
       09/30/1992      $10,171       $10,659           $10,194
       10/31/1992      $10,000       $10,555           $10,229
       11/30/1992      $10,251       $10,744           $10,244
       12/31/1992      $10,398       $10,853           $10,236
       01/31/1993      $10,542       $10,979           $10,287
       02/28/1993      $10,860       $11,377           $10,323
       03/31/1993      $10,867       $11,256           $10,359
       04/30/1993      $10,930       $11,370           $10,388
       05/31/1993      $10,979       $11,433           $10,402
       06/30/1993      $11,177       $11,624           $10,417
       07/31/1993      $11,186       $11,639           $10,417
       08/31/1993      $11,396       $11,882           $10,446
       09/30/1993      $11,519       $12,017           $10,468
       10/31/1993      $11,541       $12,040           $10,511
       11/30/1993      $11,494       $11,934           $10,518
       12/31/1993      $11,699       $12,186           $10,518
       01/31/1994      $11,818       $12,325           $10,547
       02/28/1994      $11,548       $12,005           $10,582
       03/31/1994      $11,142       $11,517           $10,618
       04/30/1994      $11,195       $11,615           $10,633
       05/31/1994      $11,282       $11,716           $10,641
       06/30/1994      $11,239       $11,644           $10,677
       07/31/1994      $11,415       $11,857           $10,706
       08/31/1994      $11,444       $11,899           $10,749
       09/30/1994      $11,298       $11,724           $10,778
       10/31/1994      $11,122       $11,515           $10,785
       11/30/1994      $10,942       $11,307           $10,799
       12/31/1994      $11,173       $11,556           $10,799
       01/31/1995      $11,467       $11,886           $10,842
       02/28/1995      $11,752       $12,232           $10,886
       03/31/1995      $11,853       $12,373           $10,922
       04/30/1995      $11,866       $12,387           $10,958
       05/31/1995      $12,165       $12,783           $10,980
       06/30/1995      $12,084       $12,671           $11,002
       07/31/1995      $12,142       $12,792           $11,002
       08/31/1995      $12,269       $12,954           $11,030
       09/30/1995      $12,326       $13,036           $11,052
       10/31/1995      $12,480       $13,225           $11,089
       11/30/1995      $12,660       $13,444           $11,081
       12/31/1995      $12,777       $13,573           $11,073
       01/31/1996      $12,849       $13,677           $11,138
       02/29/1996      $12,772       $13,584           $11,174
       03/31/1996      $12,619       $13,410           $11,232
       04/30/1996      $12,603       $13,372           $11,276
       05/31/1996      $12,634       $13,367           $11,297
       06/30/1996      $12,773       $13,513           $11,304
       07/31/1996      $12,876       $13,634           $11,326
       08/31/1996      $12,871       $13,631           $11,347
       09/30/1996      $13,061       $13,822           $11,384
       10/31/1996      $13,185       $13,978           $11,420
       11/30/1996      $13,396       $14,234           $11,442
       12/31/1996      $13,351       $14,175           $11,442
       01/31/1997      $13,355       $14,201           $11,478
       02/28/1997      $13,458       $14,332           $11,514
       03/31/1997      $13,299       $14,141           $11,543
       04/30/1997      $13,400       $14,260           $11,556
       05/31/1997      $13,577       $14,476           $11,550
       06/30/1997      $13,706       $14,630           $11,563
       07/31/1997      $14,046       $15,036           $11,577
       08/31/1997      $13,912       $14,894           $11,599
       09/30/1997      $14,064       $15,072           $11,628
       10/31/1997      $14,129       $15,168           $11,657
       11/30/1997      $14,219       $15,258           $11,650
       12/31/1997      $14,440       $15,480           $11,636
       01/31/1998      $14,572       $15,640           $11,658
       02/28/1998      $14,564       $15,645           $11,681
       03/31/1998      $14,571       $15,659           $11,703
       04/30/1998      $14,536       $15,588           $11,724
       05/31/1998      $14,738       $15,834           $11,745
       06/30/1998      $14,795       $15,896           $11,759
       07/31/1998      $14,838       $15,936           $11,773
       08/31/1998      $15,008       $16,183           $11,787
       09/30/1998      $15,197       $16,385           $11,801
       10/31/1998      $15,225       $16,385           $11,830
       11/30/1998      $15,276       $16,443           $11,830
       12/31/1998      $15,300       $16,484           $11,823
       01/31/1999      $15,424       $16,680           $11,851
       02/28/1999      $15,387       $16,606           $11,865
       03/31/1999      $15,447       $16,630           $11,901
       04/30/1999      $15,472       $16,671           $11,988
       05/31/1999      $15,379       $16,575           $11,988
       06/30/1999      $15,191       $16,336           $11,988
       07/31/1999      $15,213       $16,395           $12,024
       08/31/1999      $15,030       $16,264           $12,053
       09/30/1999      $15,029       $16,270           $12,110
       10/31/1999      $14,833       $16,094           $12,132
       11/30/1999      $14,967       $16,265           $12,140
       12/31/1999      $14,839       $16,143           $12,140
       01/31/2000      $14,774       $16,072           $12,176
       02/29/2000      $14,953       $16,258           $12,248
       03/31/2000      $15,277       $16,613           $12,348
       04/30/2000      $15,186       $16,515           $12,356
       05/31/2000      $15,130       $16,429           $12,370
       06/30/2000      $15,485       $16,864           $12,435
       07/31/2000      $15,710       $17,099           $12,463
       08/31/2000      $15,936       $17,362           $12,463
       09/30/2000      $15,851       $17,272           $12,528
       10/31/2000      $15,991       $17,460           $12,549
       11/30/2000      $16,124       $17,593           $12,557
       12/31/2000      $16,524       $18,027           $12,549
       01/31/2001      $16,623       $18,206           $12,629
       02/28/2001      $16,671       $18,264           $12,679
       03/31/2001      $16,811       $18,428           $12,708
       04/30/2001      $16,649       $18,229           $12,759
       05/31/2001      $16,789       $18,426           $12,816
       06/30/2001      $16,895       $18,550           $12,838
       07/31/2001      $17,125       $18,824           $12,802
       08/31/2001      $17,378       $19,135           $12,802
       09/30/2001      $17,357       $19,070           $12,860
       10/31/2001      $17,535       $19,297           $12,816
       11/30/2001      $17,447       $19,135           $12,794
       12/31/2001      $17,307       $18,953           $12,744
       01/31/2002      $17,577       $19,281           $12,774
       02/28/2002      $17,731       $19,512           $12,825


AVERAGE ANNUAL TOTAL RETURN

CLASS B              2/28/02
----------------------------

1-Year                +1.89%

Since Inception (2/1/00)+7.39%

[Line Graph Omitted]

CLASS B (2/1/00-2/28/02)

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund - Class B to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 2/1/00 to 2/28/02.

------------------------------------------------------------------
          Date       Franklin Ohio   Lehman Brothers      CPI
                  Insured Tax-Free   Municipal Bond
                       Income            Index
                    Fund-Class B
------------------------------------------------------------------
       02/01/2000        $10,000        $10,000           $10,000
       02/29/2000        $10,119        $10,116           $10,059
       03/31/2000        $10,334        $10,337           $10,141
       04/30/2000        $10,276        $10,276           $10,148
       05/31/2000        $10,231        $10,222           $10,160
       06/30/2000        $10,475        $10,493           $10,213
       07/31/2000        $10,613        $10,639           $10,236
       08/31/2000        $10,770        $10,803           $10,236
       09/30/2000        $10,709        $10,747           $10,289
       10/31/2000        $10,798        $10,864           $10,307
       11/30/2000        $10,892        $10,946           $10,313
       12/31/2000        $11,148        $11,217           $10,307
       01/31/2001        $11,209        $11,328           $10,372
       02/28/2001        $11,237        $11,364           $10,413
       03/31/2001        $11,326        $11,466           $10,437
       04/30/2001        $11,211        $11,342           $10,479
       05/31/2001        $11,309        $11,465           $10,526
       06/30/2001        $11,375        $11,542           $10,544
       07/31/2001        $11,524        $11,712           $10,514
       08/31/2001        $11,688        $11,906           $10,514
       09/30/2001        $11,670        $11,865           $10,562
       10/31/2001        $11,782        $12,006           $10,526
       11/30/2001        $11,718        $11,906           $10,508
       12/31/2001        $11,618        $11,792           $10,467
       01/31/2002        $11,803        $11,996           $10,491
       02/28/2002        $11,597        $12,140           $10,533



48         Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                        2/28/02
--------------------------------------

1-Year                         +3.86%

5-Year                         +4.91%

Since Inception (5/1/95)       +5.38%



[Line Graph Omitted]

CLASS C (5/1/95-2/28/02)

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index7, and to the Consumer Price Index7 based on a $10,000 investment from 5/1/95 to 2/28/02.

--------------------------------------------------------------
          Date      Franklin Ohio      Lehman          CPI
                      Insured        Brothers
                     Tax-Free     Municipal Bond
                      Income           Index
                   Fund-Class C
--------------------------------------------------------------
       05/01/1995     $9,900          $10,000       $10,000
       05/31/1995     $10,152         $10,319       $10,020
       06/30/1995     $10,079         $10,229       $10,040
       07/31/1995     $10,132         $10,326       $10,040
       08/31/1995     $10,233         $10,458       $10,066
       09/29/1995     $10,275         $10,523       $10,086
       10/31/1995     $10,407         $10,676       $10,120
       11/30/1995     $10,551         $10,853       $10,112
       12/29/1995     $10,644         $10,957       $10,105
       01/31/1996     $10,707         $11,041       $10,165
       02/29/1996     $10,637         $10,966       $10,198
       03/29/1996     $10,505         $10,825       $10,251
       04/30/1996     $10,488         $10,795       $10,291
       05/31/1996     $10,507         $10,791       $10,310
       06/28/1996     $10,609         $10,908       $10,316
       07/31/1996     $10,707         $11,006       $10,336
       08/30/1996     $10,697         $11,004       $10,356
       09/30/1996     $10,841         $11,158       $10,389
       10/31/1996     $10,946         $11,284       $10,422
       11/29/1996     $11,114         $11,491       $10,442
       12/31/1996     $11,071         $11,443       $10,442
       01/31/1997     $11,070         $11,464       $10,475
       02/28/1997     $11,150         $11,570       $10,508
       03/31/1997     $11,014         $11,416       $10,534
       04/30/1997     $11,093         $11,512       $10,547
       05/31/1997     $11,233         $11,686       $10,540
       06/30/1997     $11,334         $11,811       $10,553
       07/31/1997     $11,618         $12,138       $10,565
       08/31/1997     $11,503         $12,024       $10,586
       09/30/1997     $11,613         $12,167       $10,612
       10/31/1997     $11,669         $12,245       $10,639
       11/30/1997     $11,739         $12,317       $10,632
       12/31/1997     $11,916         $12,497       $10,619
       01/31/1998     $12,018         $12,626       $10,640
       02/28/1998     $12,006         $12,629       $10,660
       03/31/1998     $12,016         $12,641       $10,680
       04/30/1998     $11,971         $12,584       $10,699
       05/31/1998     $12,130         $12,783       $10,719
       06/30/1998     $12,181         $12,832       $10,731
       07/31/1998     $12,201         $12,865       $10,744
       08/31/1998     $12,344         $13,064       $10,757
       09/30/1998     $12,493         $13,227       $10,770
       10/31/1998     $12,510         $13,227       $10,796
       11/30/1998     $12,545         $13,274       $10,796
       12/31/1998     $12,549         $13,307       $10,789
       01/31/1999     $12,655         $13,465       $10,815
       02/28/1999     $12,618         $13,406       $10,828
       03/31/1999     $12,661         $13,425       $10,861
       04/30/1999     $12,676         $13,458       $10,940
       05/31/1999     $12,595         $13,380       $10,940
       06/30/1999     $12,436         $13,187       $10,940
       07/31/1999     $12,449         $13,235       $10,973
       08/31/1999     $12,293         $13,129       $10,999
       09/30/1999     $12,276         $13,134       $11,052
       10/31/1999     $12,122         $12,992       $11,072
       11/30/1999     $12,224         $13,130       $11,079
       12/31/1999     $12,115         $13,032       $11,079
       01/31/2000     $12,048         $12,974       $11,112
       02/29/2000     $12,187         $13,125       $11,177
       03/31/2000     $12,444         $13,411       $11,269
       04/30/2000     $12,365         $13,332       $11,276
       05/31/2000     $12,313         $13,263       $11,289
       06/30/2000     $12,606         $13,614       $11,348
       07/31/2000     $12,782         $13,803       $11,374
       08/31/2000     $12,960         $14,016       $11,374
       09/30/2000     $12,886         $13,943       $11,433
       10/31/2000     $12,992         $14,095       $11,453
       11/30/2000     $13,093         $14,202       $11,460
       12/31/2000     $13,410         $14,553       $11,453
       01/31/2001     $13,484         $14,697       $11,525
       02/28/2001     $13,517         $14,744       $11,571
       03/31/2001     $13,624         $14,877       $11,598
       04/30/2001     $13,488         $14,716       $11,644
       05/31/2001     $13,605         $14,875       $11,696
       06/30/2001     $13,684         $14,974       $11,716
       07/31/2001     $13,862         $15,196       $11,683
       08/31/2001     $14,059         $15,447       $11,683
       09/30/2001     $14,037         $15,394       $11,736
       10/31/2001     $14,171         $15,578       $11,696
       11/30/2001     $14,095         $15,447       $11,676
       12/31/2001     $13,975         $15,300       $11,631
       01/31/2002     $14,185         $15,565       $11,657
       02/28/2002     $14,303         $15,751       $11,704



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.                           49

MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST

Financial Highlights
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND


                                                                                     YEAR ENDED FEBRUARY 28,
                                                             -----------------------------------------------------------------------
                                                                              2002     2001      2000      1999     1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                                           $10.36   $ 9.61    $10.53    $10.43   $ 9.99
                                                             -----------------------------------------------------------------------
Income from investment operations:
 Net investment incomea                                                         .48      .49       .48       .51      .53
 Net realized and unrealized gains (losses)                                     .14      .74      (.92)      .10      .44
                                                             -----------------------------------------------------------------------
Total from investment operations                                                .62     1.23      (.44)      .61      .97
                                                             -----------------------------------------------------------------------
Less distributions from net investment income                                  (.48)    (.48)     (.48)     (.51)    (.53)
                                                             -----------------------------------------------------------------------
Net asset value, end of year                                                 $10.50   $10.36    $ 9.61    $10.53   $10.43
                                                             =======================================================================
Total returnb                                                                  6.14%   13.10%    (4.22)%    6.01%    9.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                            $127,595 $116,581  $108,831  $124,488 $101,506
Ratios to average net assets:
 Expenses                                                                       .78%     .78%      .76%      .42%     .35%
 Expenses excluding waiver and payments by affiliate                            .78%     .78%      .77%      .79%     .80%
 Net investment income                                                         4.58%    4.87%     4.79%     4.88%    5.16%
Portfolio turnover rate                                                       23.17%   29.18%    23.92%     1.81%    8.08%




aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


52                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                           PRINCIPAL
 FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 95.3%
 Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 ...............................   $2,500,000   $ 2,526,950
 Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 .........................................    1,000,000     1,003,130
 Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured, 5.00%, 10/01/27 ........    1,025,000     1,006,099
 Broward County HFAR, FSA Insured,
    5.65%, 11/01/22 .....................................................................................      405,000       414,882
    5.70%, 11/01/29 .....................................................................................      225,000       228,211
 Broward County School Board COP,
    Series A, FSA Insured, 5.00%, 7/01/26 ...............................................................    2,850,000     2,818,166
    Series B, FSA Insured, 5.00%, 7/01/26 ...............................................................    3,000,000     2,962,350
 Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ...................    1,000,000     1,043,400
 Citrus County PCR, Florida Power Corp., Refunding, MBIA Insured, 6.625%, 1/01/27 .......................    2,435,000     2,491,005
 Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 .................    1,890,000     1,924,757
 Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 ..............................    1,000,000     1,022,520
 Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 ...............    1,950,000     2,032,115
 Escambia County Utilities Authority Utility System Revenue,
    FGIC Insured, 5.00%, 1/01/31 ........................................................................    1,775,000     1,748,215
    Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ...................................................    2,000,000     1,999,860
 Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 .......................    1,600,000     1,696,128
 Florida HFC Revenue,
    Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ..........................    1,205,000     1,268,708
    Marina Bay Apartments, Series S, FSA Insured, 5.85%, 8/01/41 ........................................    1,070,000     1,128,208
 Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured, 5.25%, 7/01/30 ........    2,000,000     2,018,940
 Florida State Department of General Services Division Facilities Management Revenue,
 Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 .........................................      550,000       568,447
 Gulf Breeze Revenue,
    FGIC Insured, 5.80%, 12/01/20 .......................................................................    1,250,000     1,356,775
    Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 ........................................    1,915,000     2,126,703
 Hernando County Water and Sewer Revenue, FGIC Insured,
    6.00%, 6/01/19 ......................................................................................    1,035,000     1,065,698
    Pre-Refunded, 6.00%, 6/01/19 ........................................................................      965,000       995,118
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
    6.25%, 12/01/34 .....................................................................................    1,500,000     1,656,090
 Hillsborough County School Board COP, MBIA Insured, 5.375%, 7/01/26 ....................................    2,000,000     2,033,100
 Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ..............................    1,250,000     1,292,650
 Indian Trail Water Control District Improvement Revenue Bonds, MBIA Insured,
    5.75%, 8/01/16 ......................................................................................    1,090,000     1,169,930
    5.50%, 8/01/22 ......................................................................................      500,000       515,190
 Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 .....................................    2,000,000     1,983,160
 Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 ..............    1,000,000     1,104,050
 Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured,
    5.80%, 10/01/18 .....................................................................................    1,415,000     1,514,064
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
    6.00%, 10/01/17 .....................................................................................      500,000       548,475
 Lee County Airport Revenue, Series B, FSA Insured, 5.75%, 10/01/33 .....................................    4,000,000     4,210,280
 Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured, 6.05%,
    11/01/15 ............................................................................................    2,000,000     2,171,340
    11/01/20 ............................................................................................    1,500,000     1,617,285
 Lynn Haven Capital Improvement Revenue,
    MBIA Insured, 5.50%, 12/01/32 .......................................................................    2,000,000     2,071,520
    Series A, MBIA Insured, 5.75%, 12/01/16 .............................................................    1,000,000     1,078,850
 Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ....................................    1,500,000     1,477,050
 Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, 6.00%, 10/01/24 ..........      215,000       229,669
 Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ...........................    1,000,000     1,113,950
 Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .....................................    3,000,000     2,955,180
 Miami-Dade County Aviation Revenue, Miami International Airport, Series B, FGIC Insured,
    5.75%, 10/01/29 .....................................................................................    2,500,000     2,640,325
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%, 10/01/25 .........    2,000,000     2,246,300
 Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 .................................    5,000,000     4,924,200
 Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ..................................    4,220,000     4,389,982
 Orange County Capital Improvement Revenue,
    AMBAC Insured, Pre-Refunded, 6.00%, 10/01/22 ........................................................      500,000       523,425
    Refunding, AMBAC Insured, 6.00%, 10/01/22 ...........................................................      490,000       511,153

FRANKLIN TAX-FREE TRUST

                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Orange County Health Facilities Authority Revenue,
    MBIA Insured, 6.00%, 11/01/24 .......................................................................    $ 700,000     $ 731,612
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 11/01/24 ...............................................    1,700,000     1,786,241
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ...............................    1,000,000     1,092,760
 Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 ..........................................    1,000,000     1,032,540
 Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%,
    10/01/22 ............................................................................................    1,000,000     1,039,460
    10/01/31 ............................................................................................    2,500,000     2,589,050
 Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
    5.70%, 12/01/17 .....................................................................................      480,000       493,051
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 ...........    1,225,000     1,253,163
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ....................    1,000,000     1,092,310
 Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 .......................    2,000,000     2,062,600
 Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    5.125%, 11/01/30 ....................................................................................    2,000,000     1,989,440
 Palm Beach County School Board COP, Series A,
    AMBAC Insured, 5.125%, 8/01/24 ......................................................................    5,000,000     5,021,800
    FGIC Insured, 6.00%, 8/01/22 ........................................................................    3,000,000     3,481,080
 Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 .....................    1,000,000     1,079,600
 Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ....................................    1,000,000       988,950
 Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22 .................................    1,000,000     1,030,140
 Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/25 ................    1,000,000     1,026,320
 Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ................................      520,000       546,312
 Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%, 7/01/14 ................    1,000,000     1,107,840
 St. Lucie West Services District Special Assessment Revenue, Port St. Lucie,
 Water Management Benefit, Refunding, senior lien,Series A, MBIA Insured, 5.25%, 5/01/25 ................    5,000,000     5,072,250
 St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 ..........    2,240,000     2,471,302
 Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
    6.70%, 10/01/14 .....................................................................................      500,000       537,560
    6.80%, 10/01/24 .....................................................................................      500,000       538,330
 Tampa Sales Tax Revenue, Series A, AMBAC Insured, 5.00%, 10/01/26 ......................................    1,000,000       991,580
 Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ........................................    1,000,000     1,028,850
 Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ........................      490,000       548,271
 Village Center CDD, Recreational Revenue, Refunding, Series A, MBIA Insured, 5.00%, 11/01/21 ...........    1,000,000     1,002,460
 West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured,
    6.75%, 10/01/14 .....................................................................................      500,000       553,590
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $114,663,550) ........................................................                121,612,065
                                                                                                                        ------------
 aSHORT TERM INVESTMENTS 3.4%
 Nassau County Solid Waste System Revenue, Refunding, Weekly VRDN and Put, 1.20%, 7/01/13 ...............      200,000       200,000
 Orange County School Board COP, Series B, Daily VRDN and Put, 1.25%, 8/01/25 ...........................    1,100,000     1,100,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
 Weekly VRDN and Put, .95%, 12/01/15 ....................................................................      500,000       500,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
 Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ...........................................    2,550,000     2,550,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $4,350,000) .........................................................                  4,350,000
                                                                                                                        ------------

 TOTAL INVESTMENTS (COST $119,013,550) 98.7% ............................................................                125,962,065
 OTHER ASSETS, LESS LIABILITIES 1.3% ....................................................................                  1,632,791
                                                                                                                        ------------
 NET ASSETS 100.0% ......................................................................................               $127,594,856
                                                                                                                        ------------



See glossary of terms on page 98.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest as specified dates.



54                                See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights
FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                                             YEAR ENDED FEBRUARY 28,
                                                                             -------------------------------------------------------
CLASS A                                                                           2002        2001      2000C       1999       1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................        $11.98      $11.24     $12.26     $12.31     $12.15
                                                                            --------------------------------------------------------
Income from investment operations:
 Net investment incomea ................................................           .59         .60        .61        .63        .66
 Net realized and unrealized gains (losses) ............................           .16         .74      (1.00)       .06        .29
                                                                            --------------------------------------------------------
Total from investment operations .......................................           .75        1.34       (.39)       .69        .95
                                                                            --------------------------------------------------------
Less distributions from:
 Net investment income .................................................          (.60)       (.60)      (.61)      (.64)      (.67)
 Net realized gains ....................................................            --          --       (.02)      (.10)      (.12)
                                                                            --------------------------------------------------------
Total distributions ....................................................          (.60)       (.60)      (.63)      (.74)      (.79)
                                                                            --------------------------------------------------------
Net asset value, end of year ...........................................        $12.13      $11.98     $11.24     $12.26     $12.31
                                                                            ========================================================

Total returnb ..........................................................         6.39%      12.24%    (3.21)%      5.72%      8.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................    $1,554,245  $1,472,089 $1,445,546 $1,727,014 $1,685,260
Ratios to average net assets:
 Expenses ..............................................................          .63%        .62%       .62%       .62%       .61%
 Net investment income .................................................         4.90%       5.23%      5.23%      5.11%      5.44%
Portfolio turnover rate ................................................         8.48%      10.40%     13.29%     13.16%     27.77%

CLASS B
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................        $12.00      $11.24    $11.14
                                                                            ---------------------------------
Income from investment operations:
 Net investment incomea ................................................           .53         .55        .05
 Net realized and unrealized gains .....................................           .17         .75        .10
                                                                            ---------------------------------
Total from investment operations .......................................           .70        1.30        .15
                                                                            ---------------------------------
Less distributions from net investment income ..........................          (.53)       (.54)      (.05)
                                                                            ---------------------------------
Net asset value, end of year ...........................................        $12.17      $12.00     $11.24
                                                                            =================================

Total returnb ..........................................................         5.96%      11.80%      1.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................       $38,158      $6,291        $63
Ratio to average net assets:
 Expenses ..............................................................         1.18%       1.18%      1.18%d
 Net investment income .................................................         4.35%       4.68%      5.23%d
Portfolio turnover rate ................................................         8.48%      10.40%     13.29%



aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
dAnnualized

FRANKLIN TAX-FREE TRUST

FRANKLIN INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                              YEAR ENDED FEBRUARY 28,
                                                                            --------------------------------------------------------
CLASS C                                                                           2002        2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................        $12.05      $11.31     $12.33     $12.38     $12.21
                                                                            --------------------------------------------------------
Income from investment operations:
 Net investment incomea ................................................           .53         .55        .55        .57        .60
 Net realized and unrealized gains (losses) ............................           .16         .73      (1.00)       .05        .29
                                                                            --------------------------------------------------------
Total from investment operations .......................................           .69        1.28       (.45)       .62        .89
                                                                            --------------------------------------------------------
Less distributions from:
 Net investment income .................................................          (.53)       (.54)      (.55)      (.57)      (.60)
 Net realized gains ....................................................            --          --       (.02)      (.10)      (.12)
                                                                            --------------------------------------------------------
Total distributions ....................................................          (.53)       (.54)      (.57)      (.67)      (.72)
Net asset value, end of year ...........................................        $12.21      $12.05     $11.31     $12.33     $12.38
                                                                            ========================================================

Total returnb ..........................................................         5.84%      11.55%    (3.74)%      5.12%      7.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................       $90,403     $62,212    $56,627    $65,166    $38,057
Ratios to average net assets:
 Expenses ..............................................................         1.18%       1.18%      1.18%      1.18%      1.18%
 Net investment income .................................................         4.35%       4.67%      4.66%      4.54%      4.86%
Portfolio turnover rate ................................................         8.48%      10.40%     13.29%     13.16%     27.77%


aBased on average shares outstanding effective year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

56                           See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                           PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.8%
 BONDS 97.5%
 ALABAMA 3.1%
 Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC Insured,
    5.25%, 8/15/21 ......................................................................................  $ 2,700,000 $   2,748,060
 Alabama State Board Educational Revenue, Southern Union State Junior College, MBIA Insured,
    Pre-Refunded, 6.50%, 7/01/12 ........................................................................    1,000,000     1,034,640
 Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%, 6/01/18 ................    5,000,000     5,100,100
 Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured, 5.25%, 6/01/32 ........    5,000,000     5,019,500
 Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured, 5.50%, 6/01/30 ............    1,670,000     1,717,345
 East Alabama Health Care Authority Health Care Facilities Revenue,
 Tax Anticipation Bond, Series A, MBIA Insured, 5.25%, 9/01/28 ..........................................    7,000,000     6,989,990
 Huntsville Health Care Authority Facilities Revenue, Series A, MBIA Insured, 6.375%, 6/01/22 ...........      300,000       307,962
 Jefferson County Sewer Revenue,
    Capital Improvement wts., Series A, FGIC Insured, 5.125%, 2/01/29 ...................................   12,050,000    11,971,073
    wts., Series D, FGIC Insured, 5.75%, 2/01/22 ........................................................    5,000,000     5,215,850
 Montgomery Medical Clinic Board Health Care Facilities Revenue,
 Jackson Hospital and Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ..................................    4,000,000     4,315,840
 Muscle Shoals GO, Warrants, MBIA Insured, 5.50%, 8/01/30 ...............................................    2,000,000     2,062,240
 University of Alabama University Revenue, FGIC Insured, 5.25%, 10/01/27 ................................    5,975,000     6,028,476
                                                                                                                       -------------
                                                                                                                          52,511,076
                                                                                                                       -------------
 ALASKA 1.1%
 Alaska Energy Authority Power Revenue, Bradley Lake Project, BIG Insured, 6.25%, 7/01/21 ...............        5,000         5,070
 Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ......................    3,000,000     3,072,780
 Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding, Series A,
    MBIA Insured, 6.125%, 4/01/27 .......................................................................    5,000,000     5,418,300
 Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
    6.00%, 6/01/27 ......................................................................................    5,000,000     5,174,250
    5.875%, 12/01/30 ....................................................................................      215,000       219,324
    6.10%, 12/01/37 .....................................................................................    5,000,000     5,158,600
 University of Alaska Revenues, Series B, AMBAC Insured, Pre-Refunded, 6.50%, 10/01/17 ..................      250,000       257,385
                                                                                                                       -------------
                                                                                                                          19,305,709
                                                                                                                       -------------
 ARIZONA 3.0%
 Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM, 7.70%, 8/01/10 ........    6,000,000     7,456,440
 Cochise County USD No. 68, GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 ...................      500,000       624,010
 Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A,
    MBIA Insured, ETM, 7.00%, 12/01/16 ..................................................................      300,000       371,301
 Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25 ......................................................................................   18,000,000    18,965,340
    5.625%, 1/01/29 .....................................................................................   12,655,000    13,185,245
 Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 .................    3,000,000     3,180,210
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 ...................................................    1,150,000     1,174,254
 Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ........................    5,000,000     5,654,050
                                                                                                                       -------------
                                                                                                                          50,610,850
                                                                                                                       -------------
 ARKANSAS .9%
 Arkansas State Development Finance Authority Water Revenue, Refunding, Series A,
    MBIA Insured, 6.50%, 7/01/10 ........................................................................    2,000,000     2,333,880
 Little Rock School District GO,
    Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ....................................................    3,970,000     4,087,671
    Series C, FSA Insured, 5.25%, 2/01/33 ...............................................................    7,790,000     7,877,949
 Paragould Water and Electric Revenue, AMBAC Insured, 5.65%, 12/01/25 ...................................    1,000,000     1,049,090
                                                                                                                       -------------
                                                                                                                          15,348,590
                                                                                                                       -------------
 CALIFORNIA 1.9%
 Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...........................   15,000,000    20,862,900
 Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding, MBIA Insured,
    6.10%, 8/01/19 ......................................................................................    1,515,000     1,563,026
 Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured, 5.50%, 2/01/14 ...      250,000       282,198
 Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ...................    2,750,000     2,819,300
 San Francisco BART, District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 ...........................    1,035,000     1,080,354
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A, MBIA Insured,
    5.25%, 1/15/30 ......................................................................................    4,000,000     4,078,160
 Stockton East Water District COP, 1990 Project, Series A, AMBAC Insured, 6.40%, 4/01/22 ................    1,460,000     1,493,609
                                                                                                                       -------------
                                                                                                                          32,179,547
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST

                                                                                                            PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 COLORADO 4.6%
 Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ..........................................  $ 8,695,000 $   9,082,449
 Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 .........................................................    3,000,000     3,242,250
 Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A, FSA Insured,
    5.125%, 12/01/17 ....................................................................................    5,000,000     5,124,050
 Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program, Series A,
    FSA Insured, 7.25%, 7/15/17 .........................................................................      334,000       341,782
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A, MBIA Insured,
    5.00%, 9/01/21 ......................................................................................    5,000,000     5,021,650
 Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ............................    2,455,000     2,671,286
 Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
    3/01/11 .............................................................................................      350,000       354,295
    3/01/17 .............................................................................................      440,000       445,399
 Colorado Water Resource and Power Development Authority Small Water Resource Revenue, Series A,
    FGIC Insured, 6.70%, 11/01/12 .......................................................................    2,000,000     2,064,180
 Denver City and County Airport Revenue,
    Series C, MBIA Insured, ETM, 6.125%, 11/15/25 .......................................................    8,000,000     8,764,163
    Series E, MBIA Insured, 5.50%, 11/15/25 .............................................................    5,000,000     5,148,000
 Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured,
    6.00%, 10/01/15 .....................................................................................    3,000,000     3,232,170
 Garfield, Pitkin and Eagle Counties Reorganized School District No. 1 GO, MBIA Insured, Pre-Refunded,
    6.60%, 12/15/14 .....................................................................................    3,600,000     3,984,120
 Goldsmith Metropolitan District GO, Refunding, MBIA Insured, 6.125%, 12/01/12 ..........................    2,000,000     2,062,080
 Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08 .........................................    5,000,000     5,273,000
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .............................       50,000        51,060
 La Plata County School District No. R-9 GO, Durango City, FGIC Insured, 6.55%, 11/01/12 ................      490,000       509,698
 Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA Insured,
    5.50%, 6/01/12 ......................................................................................    1,000,000     1,050,570
 Mountain College Residence Hall Authority Revenue, MBIA Insured,
    5.625%, 6/01/12 .....................................................................................    1,900,000     2,028,326
    5.75%, 6/01/23 ......................................................................................    3,000,000     3,144,180
 Post-Secondary Educational Facilities Authority Revenue, University of Denver Project, Refunding,
    Connie Lee Insured, 6.00%, 3/01/10 ..................................................................    1,000,000     1,048,570
 Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 ......................      235,000       244,941
 University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
    5.20%, 11/15/17 .....................................................................................    5,425,000     5,573,374
    5.25%, 11/15/22 .....................................................................................    7,800,000     7,882,992
                                                                                                                       -------------
                                                                                                                          78,344,585
                                                                                                                       -------------
 CONNECTICUT .4%
 Connecticut State Health and Educational Facilities Authority Revenue,
    Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 ............................................      335,000       342,739
    Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ..............................................    2,450,000     2,646,882
    Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ..............................    2,000,000     2,216,640
 New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 ................    2,000,000     2,061,700
                                                                                                                       -------------
                                                                                                                           7,267,961
                                                                                                                       -------------
 DELAWARE .2%
 Delaware State EDA Revenue, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19 ....................    1,000,000     1,027,440
 Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured, Pre-Refunded,
    7.00%, 10/01/15 .....................................................................................    2,900,000     3,182,257
                                                                                                                       -------------
                                                                                                                           4,209,697
                                                                                                                       -------------
 FLORIDA 3.7%
 Cape Coral Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ......................................    1,800,000     1,857,168
 Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ............................    1,000,000     1,038,470
 Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ........................      200,000       248,966
 Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC Insured,
    5.25%, 10/01/28 .....................................................................................    2,500,000     2,508,450
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%, 12/01/34 .....    1,000,000     1,104,060
 Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ..................    3,000,000     3,164,520
 Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 .........................................    5,000,000     4,925,000
 Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 .....................................   11,000,000    11,131,560
 Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding,
 MBIA Insured, 6.05%,
    11/01/15 ............................................................................................    1,000,000     1,085,670
    11/01/20 ............................................................................................    1,000,000     1,078,190
 Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 ..................................    2,000,000     2,079,340
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ...........................    5,000,000     5,723,250
 Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ...................................    1,000,000     1,076,700

FRANKLIN TAX-FREE TRUST

                                                                                                            PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                        AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 FLORIDA (CONT.)
 Orange County Health Facilities Authority Revenue,
    MBIA Insured, 6.00%, 11/01/24 .......................................................................   $  260,000   $   271,742
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 11/01/24 ...............................................      740,000       777,540
 Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%, 10/01/31 ..........................    1,000,000     1,035,620
 Orlando and Orange County Expressway Authority Expressway Revenue, junior lien,
 FGIC Insured, 6.50%,
    7/01/10 .............................................................................................      100,000       117,775
    7/01/12 .............................................................................................      225,000       267,968
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 ...........    1,000,000     1,022,990
 Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 .....................................................................................    4,000,000     3,904,400
 Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ........................      925,000       971,176
 Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ....................................    5,000,000     4,973,350
 Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%, 10/01/19 ..................    3,500,000     3,515,225
 Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%, 11/01/15 .......      250,000       317,910
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ............................    2,000,000     2,042,360
 Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ....................    2,000,000     2,284,560
 Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical University,
 Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 ....................................................    3,500,000     3,607,345
                                                                                                                       -------------
                                                                                                                          62,131,305
                                                                                                                       -------------
 GEORGIA 4.0%
 Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ..................   13,750,000    14,255,863
 Atlanta GO, Refunding, FGIC Insured, 5.00%,
    12/01/20 ............................................................................................    4,775,000     4,801,788
    12/01/23 ............................................................................................    6,000,000     6,002,940
 Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
    5.00%, 11/01/29 .....................................................................................    4,750,000     4,714,470
    Pre-Refunded, 5.00%, 11/01/29 .......................................................................    5,250,000     5,705,385
 Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14 ............    1,535,000     1,781,644
 Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, Refunding,
 2nd Series, AMBAC Insured, 5.25%, 5/01/34 ..............................................................    5,000,000     5,025,550
 Cherokee County Water and Sewage Authority Revenue,
    FGIC Insured, 5.00%, 8/01/27 ........................................................................    1,500,000     1,485,030
    MBIA Insured, 6.90%, 8/01/18 ........................................................................       15,000        15,398
 Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA Insured,
    6.50%, 7/01/24 ......................................................................................      995,000     1,009,835
 Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
  Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ......................................................   15,000,000    15,648,000
 Henry County Water and Sewer Authority Revenue, FGIC Insured, 5.625%, 2/01/30 ..........................    3,500,000     3,676,610
 Macon-Bibb County Urban Development Authority Revenue, MFH, Refunding, Series A, MBIA Insured,
    5.55%, 1/01/24 ......................................................................................    1,590,000     1,619,129
 Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured, 5.375%, 7/01/29 ..    2,300,000     2,360,743
                                                                                                                       -------------
                                                                                                                          68,102,385
                                                                                                                       -------------
 HAWAII 1.3%
 Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
    5/01/12 .............................................................................................    1,000,000     1,112,090
    5/01/13 .............................................................................................    1,000,000     1,106,690
 Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
    Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ...............................    3,000,000     3,158,160
    St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 .................................    4,000,000     4,135,880
 Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric Co. Project,
  Series B, MBIA Insured, 5.875%, 12/01/26 ................................ .............................    2,000,000     2,104,740
 Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
    7/01/05 .............................................................................................      535,000       553,094
    7/01/06 .............................................................................................      605,000       625,461
    7/01/07 .............................................................................................      610,000       630,630
 Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ....................................    6,250,000     6,227,250
 Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 .................................    1,755,000     2,032,501
                                                                                                                       -------------
                                                                                                                          21,686,496
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST

                                                                                                           PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 IDAHO .1%
 Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded, 6.50%, 4/01/19 ...............  $ 1,000,000 $   1,096,170
                                                                                                                       -------------
 ILLINOIS 2.2%
 Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured, 5.25%, 12/01/30 .........    2,000,000     2,006,140
 Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09 ................      320,000       364,850
 Cicero GO, FSA Insured, 6.90%, 12/01/12 ................................................................    1,500,000     1,584,645
 Cook County Community College District No. 508 COP, FGIC Insured, 8.75%, 1/01/05 .......................    5,000,000     5,794,150
 Illinois Health Facilities Authority Revenue,
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 .......................    3,476,000     3,556,296
    Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 ..................................    2,380,000     2,598,341
    Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 .................    5,000,000     4,903,350
    Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 ..............................................      278,000       295,222
    Series 1990, FSA Insured, 7.75%, 8/15/10 ............................................................    2,339,000     2,385,780
    Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 .......................................................       50,000        63,612
    Series B, MBIA Insured, 7.90%, 8/15/03 ..............................................................    1,192,000     1,196,887
 Illinois State COP, FSA Insured, Pre-Refunded, 6.95%, 7/01/13 ..........................................    5,750,000     5,967,868
 Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured, 6.50%, 1/01/06 .........      300,000       335,907
 Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place Expansion
  Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ...........................................    4,225,000     4,242,576
 Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ..........................    2,000,000     2,062,960
 Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ....................      300,000       384,147
                                                                                                                       -------------
                                                                                                                          37,742,731
                                                                                                                       -------------
 INDIANA .2%
 Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital Project,
  Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 ...............................................      250,000       256,645
 Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 6/01/15 ....................      500,000       471,895
 Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured, 7.10%, 7/01/17 ........      500,000       513,310
 Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A, AMBAC Insured,
    Pre-Refunded, 6.45%, 1/01/15 ........................................................................    1,500,000     1,626,195
 Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16 ....................      185,000       191,967
                                                                                                                       -------------
                                                                                                                           3,060,012
                                                                                                                       -------------
 IOWA .1%
 Greater Iowa Housing Assistance Corp. Mortgage Revenue, Logan Park Project, Refunding, Series B,
    MBIA Insured, 6.50%, 1/01/24 ........................................................................    2,085,000     2,115,024
                                                                                                                       -------------
 KANSAS .4%
 Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured, 7.00%, 6/01/31 ...........    3,350,000     3,428,725
 Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 ........................................      455,000       460,642
 Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured, 5.80%, 11/15/21 ......    1,330,000     1,385,208
 Wichita Hospital Revenue, St. Francis, Refunding and Improvement, MBIA Insured, 6.25%, 10/01/10 ........    2,000,000     2,086,800
                                                                                                                       -------------
                                                                                                                           7,361,375
                                                                                                                       -------------
 KENTUCKY 1.0%
 Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
    5.375%, 6/01/22 .....................................................................................    2,000,000     2,044,920
    5.50%, 6/01/28 ......................................................................................      750,000       774,315
 Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., AMBAC Insured,
    6.55%, 5/01/22 ......................................................................................    1,000,000     1,026,810
 Kenton County Water District No. 1 Waterworks Revenue, Series B, FGIC Insured, 5.70%, 2/01/20 ..........    1,250,000     1,308,175
 Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth Medical
  Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ...............................................    2,375,000     2,572,909
 Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
  Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .....................................    1,000,000     1,054,400
 Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
 Series A,
    AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .........................................................    2,000,000     2,272,720
    MBIA Insured, 5.50%, 5/15/3 .........................................................................    5,000,000     5,160,800
                                                                                                                       -------------
                                                                                                                          16,215,049
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST

                                                                                                           PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 LOUISIANA .2%
 Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp. Garage
  Project, Series A, AMBAC Insured, 5.375%, 10/01/31 ....................................................  $ 3,485,000   $ 3,546,162
 New Orleans GO, Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 .........................      500,000       514,930
                                                                                                                       -------------
                                                                                                                           4,061,092
                                                                                                                       -------------
 MAINE .4%
 Maine State Health and Higher Educational Facilities Authority Revenue,
    Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 .................................................    2,000,000     2,252,640
    Series C, FSA Insured, 6.20%, 7/01/25 ...............................................................    2,015,000     2,207,997
 Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%,
    9/01/11 .............................................................................................    1,180,000     1,242,398
    9/01/12 .............................................................................................      535,000       564,853
                                                                                                                       -------------
                                                                                                                           6,267,888
                                                                                                                       -------------
 MARYLAND .6%
 Baltimore Revenue, Wastewater Project, Refunding, Series A, FSA Insured, 5.75%, 7/01/30 ................    5,880,000     6,217,747
 Maryland State CDA,
    Department of Housing and Community Development MFHR, Infrastructure Financing, Series A,
     AMBAC Insured, Pre-Refunded, 6.70%, 6/01/22 ........................................................      820,000       846,953
    Department of Housing and Community Development Revenue, Infrastructure Financing, Series A,
     AMBAC Insured,
       6.625%, 6/01/12 ..................................................................................      245,000       251,088
       Pre-Refunded, 6.625%, 6/01/12 ....................................................................    1,755,000     1,812,370
 Maryland State Health and Higher Educational Facilities Authority Revenue,
  University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ..........................      200,000      246,090
                                                                                                                       -------------
                                                                                                                           9,374,248
                                                                                                                       -------------
 MASSACHUSETTS 5.9%
 Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 .................    1,125,000     1,146,026
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue, Refunding, Series A,
    AMBAC Insured, 6.00%, 7/01/18 .......................................................................    4,455,000     4,522,716
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .....................................   10,000,000    10,833,900
    Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 .............................................    4,250,000     4,141,200
    Caregroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ...............................      750,000       764,903
    Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 .................................    5,000,000     5,010,350
    Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 .......................................    3,000,000     2,957,010
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ................................    1,000,000     1,007,620
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 ...............    9,220,000     9,948,840
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 ..............................    1,085,000     1,125,275
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ....................................    8,500,000     8,893,380
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .................................    9,700,000     9,801,559
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ...........................................    8,000,000     7,993,920
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ...........................................    1,120,000     1,159,155
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 .............................      880,000       912,595
    Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 ................................    2,000,000     2,184,200
 Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ...............................    3,000,000     3,149,070
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 .................    5,000,000     5,418,250
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ...................................................    3,000,000     3,093,510
 Massachusetts State Port Authority Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 ...................................................    4,000,000     4,240,840
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 ..................................    1,590,000     1,633,502
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 ..................................    1,560,000     1,599,827
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 ..................................    2,155,000     2,198,186
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 ..................................    2,910,000     2,961,245
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien, Refunding,
  Series B, MBIA Insured,  5.125%, 1/01/37 ..............................................................    2,100,000     2,064,657
                                                                                                                       -------------
                                                                                                                          98,761,736
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MICHIGAN 7.4%
 Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 ...................................  $ 1,000,000  $    985,850
 Detroit City School District GO, Series A, FSA Insured, 5.125%, 5/01/31 ................................    6,500,000     6,475,170
 Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 ...............................   12,390,000    12,329,289
 Detroit Sewage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 ..........................................    6,000,000     5,902,200
 Detroit Water Supply System Revenue, senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ...............   20,000,000    20,071,600
 Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/27 .........................................    7,250,000     7,460,903
 Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial Hospital, Series A,
    AMBAC Insured, 5.25%, 6/01/17 .......................................................................      500,000       511,435
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ............................................    5,500,000     5,809,760
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 ...............................................    2,000,000     2,150,480
 Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding, Series D,
    FSA Insured, 6.10%, 4/01/19 .........................................................................    5,000,000     5,430,550
 Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured, 5.00%, 10/01/23 ........    5,095,000     5,068,200
 Michigan State Hospital Finance Authority Revenue,
    Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 .....................    2,000,000     2,015,440
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 .........................    6,725,000     6,665,887
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ..........................   10,000,000     9,656,100
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ........................    2,500,000     2,648,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution Project,
  Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 ...................................................      250,000       313,293
 Michigan State Trunk Line, Revenue, Series A, FSA Insured, 5.25%, 11/01/30 .............................   20,000,000    20,164,400
 Saginaw Valley State University Revenue, AMBAC Insured, 5.30%, 7/01/28 .................................    3,400,000     3,445,390
 Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ..........................................    3,845,000     3,899,099
 Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 .....................................    3,180,000     3,206,903
                                                                                                                       -------------
                                                                                                                         124,209,949
                                                                                                                       -------------
 MINNESOTA 5.2%
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ....................    2,000,000     2,088,540
 Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/26 ........................................    2,475,000     2,479,257
 Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series C,
    FGIC Insured, 5.25%, 1/01/26 ........................................................................    8,000,000     8,049,920
 Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue,
    Series C, 5.25%, 1/01/32 ............................................................................    4,500,000     4,515,390
 Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
    4.625%, 2/01/17 .....................................................................................    1,635,000     1,611,554
 Minnesota Agriculture and Economic Development Board Revenue, Health Care System, Fairview Hospital,
  Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ....................................................   12,280,000    12,829,407
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .................    1,750,000     1,813,665
 Northern Municipal Power Agency Electric System Revenue, Refunding, Series B, AMBAC Insured,
 5.50%, 1/01/18 .........................................................................................    2,100,000     2,163,504
 Robbinsdale ISD No. 281, GO, MBIA Insured, 5.00%, 2/01/22 ..............................................    7,340,000     7,339,633
 Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%, 2/01/26 .....................................   11,850,000    12,516,681
 South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%, 2/01/22 ..........................   10,970,000    10,969,452
 Southern Minnesota Municipal Power Agency Power Supply System Revenue, Series A, AMBAC Insured,
    5.75%, 1/01/18 ......................................................................................    2,870,000     3,000,585
 St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
  Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16 .....................................................   6,500,000     6,608,420
 Washington County GO,
    Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ....................    1,200,000     1,274,712
    Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 ........................    2,415,000     2,566,250
 Western Minnesota Municipal Power Agency Power Supply Revenue, Series A, MBIA Insured,
    6.125%, 1/01/16 .....................................................................................    4,125,000     4,180,935
 Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ..................................................    2,915,000     2,978,897
                                                                                                                       -------------
                                                                                                                          86,986,802
                                                                                                                       -------------
 MISSISSIPPI
 Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
  Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 .....................................................      200,000       272,714
                                                                                                                       -------------
 MISSOURI .7%
 Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding, Series A, FNMA Insured,
    5.55%, 8/01/25 ......................................................................................      340,000       347,837
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Heartland Health
  System Project, AMBAC Insured, 6.35%, 11/15/17 ........................................................    1,000,000     1,054,810
 St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured, 6.375%, 3/15/07 ........    2,850,000     2,910,990
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .......................................      150,000       150,830

62


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MISSOURI (CONT.)
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 .............................  $ 2,000,000   $ 2,254,260
    Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ...............................    2,025,000     2,228,938
 St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ..................................    2,950,000     3,073,870
                                                                                                                       -------------
                                                                                                                          12,021,535
                                                                                                                       -------------
 MONTANA 1.0%
 Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 .............    4,475,000     4,575,374
 Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ..........................................      750,000       780,638
 Montana State Board Workers Compensation Investment Program Revenue, MBIA Insured, ETM,
    6.875%, 6/01/20 .....................................................................................    8,500,000     9,925,789
 Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
    Series C, MBIA Insured, 6.00%, 11/15/14 ................................................................   1,000,000   1,003,190
                                                                                                                       -------------
                                                                                                                          16,284,991
                                                                                                                       -------------
 NEBRASKA .6%
 Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, MBIA Insured,
    ETM, 6.70%, 6/01/22 .................................................................................    2,500,000     2,984,675
 Lincoln Hospital Revenue, Lincoln General Hospital, Series A, FSA Insured, Pre-Refunded,
    6.20%, 12/01/14 .....................................................................................    2,000,000     2,111,400
 Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding, Series A,
    AMBAC Insured, 6.00%,
    4/01/15 .............................................................................................    2,000,000     2,123,120
    4/01/17 .............................................................................................    1,350,000     1,380,942
 Nebraska Educational Finance Authority Revenue, Creighton University Project,
    AMBAC Insured, 5.95%, 1/01/11 .......................................................................    1,000,000     1,079,970
                                                                                                                       -------------
                                                                                                                           9,680,107
                                                                                                                       -------------
 NEVADA .7%
 Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ..................................    1,000,000     1,028,290
 Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ...............................................      250,000       300,683
 Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ................................    4,000,000     4,791,400
 Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
 First Tier, AMBAC Insured, 5.625%, 1/01/34 .............................................................    5,000,000     5,180,900
                                                                                                                       -------------
                                                                                                                          11,301,273
                                                                                                                       -------------
 NEW HAMPSHIRE .7%
 New Hampshire Higher Education and Health Facilities Authority Revenue,
    Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 ......................................    6,750,000     7,439,985
    University System, Refunding, MBIA Insured, 6.25%, 7/01/20 ..........................................    4,000,000     4,143,000
                                                                                                                       -------------
                                                                                                                          11,582,985
                                                                                                                       -------------
 NEW JERSEY .7%
 Essex County Improvement Authority Revenue,
    Garden State Cancer Center Project, AMBAC Insured, 6.00%, 12/01/20 ..................................    2,525,000     2,763,411
    Jail and Youth House Projects, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 .........................    3,000,000     3,436,230
 Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 .....................................................    3,575,000     3,636,990
 Mount Laurel Township Municipal Utility Authority, Utility System Revenue,
    Refunding, Series, A, MBIA Insured, 6.00%, 7/01/15 ..................................................      785,000       810,936
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/15 ................................................    1,215,000     1,318,640
 New Jersey State Turnpike Authority Turnpike Revenue, Refunding, Series C, AMBAC Insured,
    6.50%, 1/01/16 ......................................................................................      300,000       364,701
                                                                                                                       -------------
                                                                                                                          12,330,908
                                                                                                                       -------------
 NEW MEXICO .5%
 Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
    6.375%, 12/15/22 ....................................................................................    5,000,000     5,271,500
 Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ........................    2,000,000     2,081,740
 New Mexico Mortgage Finance Authority SFM Program Revenue, Series C, FGIC Insured, 8.625%, 7/01/17 .....      440,000       441,566
                                                                                                                       -------------
                                                                                                                           7,794,806
                                                                                                                       -------------
 NEW YORK 6.8%
 Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/10 ...............................      900,000     1,071,135
 Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
    5.375%, 6/01/27 .....................................................................................    3,945,000     4,009,659
 Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
 FSA Insured, 5.75%, 8/01/29 ............................................................................    5,000,000     5,274,550
 New York City GO, Series C, Sub Series C-1, MBIA Insured, Pre-Refunded, 6.625%, 8/01/12 ................      105,000       108,885

FRANKLIN TAX-FREE TRUST

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ...................................................  $10,405,000  $ 10,487,095
    Series B, AMBAC Insured, 5.25%, 6/15/29 .............................................................    5,000,000     5,039,450
 New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
    5.80%, 7/01/26 ......................................................................................    2,000,000     2,120,680
 New York State Dormitory Authority Revenue,
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ....................................................    4,000,000     4,092,600
    Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%, 8/15/31 ...............   15,000,000    15,088,350
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 .............................    1,500,000     1,535,025
    Pace University, MBIA Insured, 5.70%, 7/01/22 .......................................................    7,500,000     7,878,975
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ............................................    2,500,000     2,659,250
    Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ...............................................      495,000       500,589
    St. John's University, MBIA Insured, 5.70%, 7/01/26 .................................................   15,000,000    15,652,800
    Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ..............................................    4,000,000     4,062,680
 New York State Energy Research and Development Authority PCR,
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 .....................    3,500,000     3,581,760
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 ...............    5,000,000     5,142,600
 Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International Airport,
    Series A, AMBAC Insured, 6.25%, 4/01/24 .............................................................    9,000,000     9,646,560
 Port Authority of New York and New Jersey Revenue, Consolidated, 102nd Series, MBIA Insured,
    5.625%, 10/15/17 ....................................................................................    5,000,000     5,150,400
    5.875%, 10/15/27 ....................................................................................   10,000,000    10,303,500
 Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Refunding,
    Series A, FSA Insured, 5.125%, 10/01/26 .............................................................    1,495,000     1,500,053
                                                                                                                       -------------
                                                                                                                         114,906,596
                                                                                                                       -------------
 NORTH CAROLINA 2.3%
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ...........................................    1,000,000     1,049,080
 Catawba County Hospital Revenue, Catawba Memorial Hospital Project, Refunding, AMBAC Insured,
    5.00%, 10/01/17 .....................................................................................    1,125,000     1,136,903
 New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project, MBIA Insured,
    5.00%, 10/01/28 .....................................................................................    2,000,000     1,962,440
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Series B, MBIA Insured, 5.00%, 10/01/28 ......................................    8,300,000     8,120,554
    Wakemed Project, AMBAC Insured, 5.00%, 10/01/27 .....................................................    6,750,000     6,616,080
 North Carolina Medical Care Commission Hospital Revenue,
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ...............................................    5,000,000     5,063,650
    Wayne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ..........................    5,000,000     4,981,250
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM,
    6.50%, 1/01/10 ......................................................................................       20,000        23,108
 Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/25 ..............    5,000,000     4,992,800
  Raleigh Durham Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 ................................   4,000,000     3,969,160
                                                                                                                       -------------
                                                                                                                          37,915,025
                                                                                                                       -------------
 NORTH DAKOTA .3%
 Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA Insured,
    5.625%, 8/15/27 .....................................................................................    5,390,000     5,529,709
                                                                                                                       -------------
 OHIO 4.8%
 Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%, 9/01/14 ................    2,000,000     2,132,580
 Cleveland Airport System Revenue, Series A, FSA Insured,
    5.00%, 1/01/31 ......................................................................................    7,000,000     6,863,290
    5.125%, 1/01/27 .....................................................................................    4,000,000     3,903,680
 Cleveland Waterworks Revenue, Refunding and Improvement, Series I, FSA Insured,
    5.00%, 1/01/23 ......................................................................................    2,750,000     2,749,808
 Elyria GO, FGIC Insured, 5.40%, 12/01/17 ...............................................................    2,400,000     2,489,568
 Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured,
    5.00%, 12/01/27 .....................................................................................    3,250,000     3,217,240
 Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 .............................    3,015,000     3,104,696
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ..........................    1,750,000     1,788,850
 Licking Heights Local School District GO, School Facilities Construction and Improvements,
 Series A, FGIC Insured, 5.625%, 12/01/28 ...............................................................    3,465,000     3,621,514
 Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding,
    AMBAC Insured, 5.375%, 11/15/29 .....................................................................    5,000,000     5,080,800
 Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 ..........................................    7,500,000     7,580,100
 Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest,
    AMBAC Insured, 5.375%, 2/15/24 ......................................................................    5,500,000     5,678,365
 Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 .............................................    3,230,000     3,246,990
 Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
    5.50%, 2/15/26 ......................................................................................   14,000,000    15,547,140

FRANKLIN TAX-FREE TRUST


                                                                                                           PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 OHIO (CONT.)
 Springfield City School District GO, FGIC Insured, 5.20%, 12/01/23 .....................................  $ 3,860,000   $ 3,927,627
 Streetsboro City School District GO, School Improvement, MBIA Insured, 5.125%, 12/01/21 ................    3,700,000     3,749,284
 University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 .................    2,950,000     2,963,895
 West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 ...................................    3,100,000     3,227,565
                                                                                                                       -------------
                                                                                                                          80,872,992
                                                                                                                       -------------
 OKLAHOMA .5%
 Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 ..............................      230,000       235,808
 McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ......................................      300,000       343,170
 Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, Series A, AMBAC Insured,
  6.00%, 1/01/12 ........................................................................................    2,000,000     2,066,080
 Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage,
  MBIA Insured, 6.20%, 3/01/20 ..........................................................................    1,625,000     1,767,545
 Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured,
  6.95%, 12/01/22 .......................................................................................      135,000       137,604
 Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, Pre-Refunded,
  6.75%, 12/01/14 .......................................................................................    3,270,000     3,721,979
                                                                                                                       -------------
                                                                                                                           8,272,186
                                                                                                                       -------------
 OREGON 1.8%
 Chemeketa Community College District GO, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 ....................    3,000,000     3,347,130
 Clackamas Community College District Revenue, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 ...............    2,500,000     2,774,450
 Deschutes and Jefferson Counties School District No. 2-J GO, Redmond, MBIA Insured,
  5.60%, 6/01/09 ........................................................................................    1,500,000     1,571,745
 Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ................................    5,000,000     5,317,650
 Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured,
  5.625%, 12/01/22 ......................................................................................    1,000,000     1,037,520
 Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%, 11/15/12 .............      700,000       744,786
 Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 ......................    1,500,000     1,560,375
 Oregon State Department of Administrative Services COP, Series A,
    AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 .........................................................    5,000,000     5,620,000
    MBIA Insured, 5.70%, 5/01/17 ........................................................................    1,000,000     1,047,840
 Port of Portland International Airport Revenue, Portland International Airport, Series 11,
  FGIC Insured, 5.625%, 7/01/26 .........................................................................    1,000,000     1,020,410
 Washington County Unified Sewer Agency Revenue, senior lien,
    FGIC Insured, 5.50%, 10/01/16 .......................................................................    1,845,000     1,929,243
    Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .............................................    1,000,000     1,096,820
 Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of
 St. Joseph of Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 .............    3,000,000     3,238,410
                                                                                                                       -------------
                                                                                                                          30,306,379
                                                                                                                       -------------
 PENNSYLVANIA 2.0%
 Allegheny County Hospital Development Authority Revenue, Health System, Series A,
  MBIA Insured, 6.50%, 11/15/30 .........................................................................   10,000,000    11,297,800
 Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ................................    2,000,000     2,246,940
 Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding,
  Series B, Connie Lee Insured, Pre-Refunded, 6.375%, 7/01/18 ...........................................    5,000,000     5,179,600
 Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%, 9/01/19 ..........      500,000       572,245
 Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Refunding,
  Series P, AMBAC Insured, 6.00%, 12/01/17 ...............................................................     500,000       524,930
 Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
  6.10%, 6/15/25 ........................................................................................    4,000,000     4,305,080
 Philadelphia Water and Wastewater Revenue,
    FSA Insured, 5.50%, 6/15/15 .........................................................................      665,000       697,770
    FSA Insured, Pre-Refunded, 5.50%, 6/15/15 ...........................................................      335,000       357,793
    Series A, FGIC Insured, 5.25%, 11/01/24 .............................................................    2,000,000     2,022,640
 Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales Tax,
  AMBAC Insured, 5.25%, 2/01/31 .........................................................................    6,000,000     6,040,200
 Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
    7.25%, 9/01/14 ......................................................................................       90,000       110,214
                                                                                                                       -------------
                                                                                                                          33,355,212
                                                                                                                       -------------
 RHODE ISLAND 1.2%
 Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ....................    2,100,000     2,309,454
 Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 ...................................................    3,000,000     3,153,720
 Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
  MBIA Insured, 5.80%, 9/01/22 ...........................................................................    7,785,000    8,184,915
 Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B,
  AMBAC Insured, Pre-Refunded, 6.75%, 6/01/25 ............................................................    2,000,000    2,234,320
 Rhode Island State GO, Series A, FGIC Insured,
    6.25%, 6/15/07 ......................................................................................      145,000       149,650
    Pre-Refunded, 6.25%, 6/15/07 ........................................................................       30,000        31,007

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 RHODE ISLAND (CONT.)
 Rhode Island State Health and Educational Building Corp. Revenue,
    Higher Educational Facilities, Roger Williams Facility, Connie Lee
       Insured, Pre-Refunded, 7.25%, 11/15/24 ............................................... $ 2,000,000               $  2,298,720
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ..............   1,750,000                  1,844,553
                                                                                                                        ------------
                                                                                                                          20,206,339
                                                                                                                        ------------
 SOUTH CAROLINA .3%
 Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%, 1/01/21 ..     200,000                    232,390
 Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
    Series A, FSA Insured, ETM, 7.125%, 7/01/17 .............................................   3,000,000                  3,729,690
 Spartanburg Sanitation Sewer District Sewer System Revenue, Implementation,
    MBIA Insured, Pre-Refunded, 5.50%, 6/01/27 ..............................................     500,000                    556,965
                                                                                                                       -------------
                                                                                                                           4,519,045
                                                                                                                       -------------
 SOUTH DAKOTA .9%
 Brookings COP, AMBAC Insured, 5.10%, 12/01/18 ..............................................   5,000,000                  5,087,800
 Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ..................................   4,800,000                  5,040,384
 Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ..........................   1,625,000                  1,671,620
 South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .........................   2,720,000                  3,355,120
 South Dakota State University Revenue, Housing and Auxiliary Facilities,
    Refunding, Series A, MBIA Insured, 5.50%, 4/01/17 .......................................      20,000                     20,675
                                                                                                                       -------------
                                                                                                                          15,175,599
                                                                                                                       -------------
 TENNESSEE .8%
 Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A,
    MBIA Insured, 6.00%, 7/01/24 ............................................................   1,370,000                  1,383,892
 Johnson City Health and Educational Facilities Board Hospital Revenue, Series
    2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 .....................................   2,780,000                  2,794,484
 Johnson City Health and Educational Revenue, Medical Center Hospital,
    Refunding and Improvement, MBIA Insured, ETM, 5.25%, 7/01/28 ............................   8,500,000                  8,643,395
                                                                                                                       -------------
                                                                                                                          12,821,771
                                                                                                                       -------------
 TEXAS 13.6%
 Austin Combined Utility System Revenue, BIG Insured,
    Pre-Refunded, 8.625%, 11/15/17 ..........................................................   1,000,000                  1,014,040
 Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
    5.625%, 11/15/21 ........................................................................   2,355,000                  2,455,511
    5.80%, 11/15/29 .........................................................................  13,750,000                 14,453,313
 Austin Utility System Revenue, Refunding, FGIC Insured, 6.00%, 5/15/15 .....................      10,000                     10,015
 Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
    5.125%, 5/15/27 .........................................................................  11,125,000                 11,054,023
    5.25%, 5/15/31 ..........................................................................   5,000,000                  5,017,700
 Bell County Health Facilities Development Corporate Revenue, Hospital Cook
    Children's Medical, Refunding, FSA Insured, 5.30%, 12/01/23 .............................   5,000,000                  5,034,350
 Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22 ...........................   1,735,000                  1,735,850
 Brazos River Authority Revenue, Houston Light and Power Co. Project,
    Refunding, Series A, AMBAC Insured, 6.70%, 3/01/17 ......................................   2,000,000                  2,044,780
 Coastal Bend Health Facilities Development Corp. Revenue, Series B,
    AMBAC Insured, ETM, 6.30%, 1/01/17 ......................................................  12,230,000                 12,868,895
 Dallas-Fort Worth International Airport Revenue,
    Joint Series A, FGIC Insured, 6.00%, 11/01/21 ...........................................   2,210,000                  2,327,439
    Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 ...............  12,000,000                 12,382,440
 Faulkey Gully MUD, GO, AMBAC Insured,
    6.625%, 3/01/07 .........................................................................     295,000                    295,699
    Pre-Refunded, 6.625%, 3/01/07 ...........................................................   1,225,000                  1,225,000
 Fort Bend County Levee ID No. 011, GO, AMBAC Insured, 6.00%,
    9/01/21 .................................................................................   1,395,000                  1,497,226
    9/01/22 .................................................................................   1,495,000                  1,604,554
    9/01/23 .................................................................................   1,610,000                  1,727,980
 Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project,
    Refunding, AMBAC Insured, 6.875%, 11/01/10 ..............................................   2,700,000                  2,746,278
 Harris County Health Facilities Development Corp. Revenue, Christus Health,
    Refunding, Series A, MBIA Insured, 5.375%, 7/01/29 ......................................  22,000,000                 22,093,500
 Harris County Hospital District Mortgage Revenue, AMBAC Insured,
    7.40%, 2/15/10 ..........................................................................   1,330,000                  1,554,837
    ETM, 7.40%, 2/15/10 .....................................................................   1,020,000                  1,177,895
 Harris County Houston Sports Authority Revenue, senior lien, Series G,
    MBIA Insured, 5.25%, 11/15/30 ...........................................................  21,325,000                 21,403,689

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 TEXAS (CONT.)
 Harris County Toll Road Revenue,
    senior lien, Series A, AMBAC Insured, 6.50%, 8/15/17 .................................... $ 1,580,000                $ 1,643,532
    senior lien, Series B, AMBAC Insured, 6.625%, 8/15/17 ...................................     240,000                    244,807
    Series A, FGIC Insured, 6.50%, 8/15/11 ..................................................      35,000                     36,407
 Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 ...........   4,700,000                  4,809,839
 Houston Water and Sewer System Revenue,
    junior lien, Refunding, Series C, MBIA Insured, 5.75%, 12/01/15 .........................     500,000                    526,200
    junior lien, Series B, FGIC Insured, 5.75%, 12/01/30 ....................................  10,000,000                 10,524,900
    junior lien, Series C, FGIC Insured, 5.375%, 12/01/27 ...................................   6,800,000                  6,900,368
    Series A, MBIA Insured, 6.375%, 12/01/22 ................................................   1,840,000                  1,944,843
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 12/01/22                                      4,540,000                  4,798,689
 Lubbock HFC, SFMR, Mortgage Extension Program, Refunding, Series B,
    BIG Insured, 8.875%, 12/01/12 ...........................................................      25,000                     25,018
 Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc.
    Project, Refunding, Series A, MBIA Insured, 5.25%, 11/01/29 .............................   3,185,000                  3,166,368
    Series B, MBIA Insured, 5.15%, 11/01/29 .................................................   2,750,000                  2,713,865
 Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 ......................   6,000,000                  6,900,300
aPflugerville Revenue, Certificates Obligation, FGIC Insured, 5.20%, 8/01/32 ................   3,000,000                  2,995,290
    5.25%, 8/01/27 ..........................................................................   3,320,000                  3,335,704
 Portland Community Center Complex Development Corp. Sales Tax Revenue,
    Refunding, AMBAC Insured, 5.45%, 2/15/25 ................................................   1,450,000                  1,477,927
 San Antonio Water Revenue,
    MBIA Insured, 6.50%, 5/15/10 ............................................................   2,740,000                  2,822,173
    MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ..............................................     180,000                    196,485
    Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 .................................   3,250,000                  3,361,248
 San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured, 5.125%, 8/15/20 .   2,870,000                  2,884,120
 San Patricio County COP, MBIA Insured, Pre-Refunded, 6.60%, 4/01/07 ........................   2,500,000                  2,509,500
 Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A,
     MBIA Insured, 6.40%, 1/01/22 ...........................................................     995,000                  1,045,506
 Southeast HDC, Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 ........   1,080,000                  1,134,140
 Tarrant County Health Facilities Development Corp. Health Systems Revenue,
     Harris Methodist Health, MBIA Insured, ETM, 6.00%, 9/01/24 .............................   3,250,000                  3,681,080
 Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth
    Osteopathic Hospital, MBIA Insured, 5.125%, 5/15/21 .....................................   2,905,000                  2,895,995
 Texas Health Facilities Development Corp. Hospital Revenue, All Saints
    Episcopal Hospitals, Refunding, Series B, MBIA Insured,
    6.25%, 8/15/22 ..........................................................................   2,500,000                  2,690,825
    6.375%, 8/15/23 .........................................................................   4,885,000                  5,266,519
 Texas State Turnpike Authority Revenue, Dallas North Tollway,
    Refunding, AMBAC Insured, 5.00%, 1/01/20 ................................................   7,250,000                  7,232,528
 Tyler Health Facilities Development Corp. Hospital Revenue, East Texas
    Medical Center Project,
    Series B, FSA Insured, 5.50%, 11/01/17 ..................................................   1,000,000                  1,042,390
    Series C, FSA Insured, 5.60%, 11/01/27 ..................................................   1,430,000                  1,468,367
    Series D, FSA Insured, 5.375%, 11/01/27 .................................................   9,700,000                  9,792,247
 United ISD, GO, 5.125%, 8/15/26 ............................................................   3,000,000                  2,981,280
                                                                                                                       -------------
                                                                                                                         228,773,474
                                                                                                                       -------------
 US TERRITORIES
 District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 .................     450,000                    453,375
                                                                                                                       -------------
 UTAH .9%
 Intermountain Power Agency Power Supply Revenue, Refunding, Series B,
    MBIA Insured, 5.75%, 7/01/19 ............................................................   3,250,000                  3,461,153
 Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ...      40,000                     56,642
 Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
    8/15/21 .................................................................................   5,000,000                  5,048,800
    8/15/26 .................................................................................   5,000,000                  5,007,950
 Utah State Board of Regents Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 .   1,080,000                  1,114,787
                                                                                                                       -------------
                                                                                                                          14,689,332
                                                                                                                       -------------
 VERMONT .3%
 Vermont HFAR, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 ..............   4,760,000                  4,835,445
 Vermont Municipal Bond Bank Revenue, Series 2, FSA Insured, 6.25%, 12/01/19 ................   1,000,000                  1,051,680
                                                                                                                       -------------
                                                                                                                           5,887,125
                                                                                                                       -------------

                                                                              67

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 VIRGINIA .8%
 Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake
 Jail Project, MBIA Insured, 6.00%, 6/01/12 ................................................. $ 5,000,000              $   5,461,550
 Danville IDA, Hospital Revenue, Danville Regional Medical Center,
    FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 .............................................   1,000,000                  1,116,930
 Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 ...........   3,850,000                  3,946,943
 Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah
    University Project, MBIA Insured,
    5.00%, 10/01/18 .........................................................................   1,000,000                  1,014,590
    5.25%, 10/01/28 .........................................................................   1,420,000                  1,443,458
                                                                                                                       -------------
                                                                                                                          12,983,471
                                                                                                                       -------------
 WASHINGTON 4.6%
 Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ...........     900,000                    970,407
 King County Public Hospital District No. 1 Hospital Facilities Revenue, Valley
     Medical Center, King County Sewer, MBIA Insured, 6.125%, 1/01/33 .......................   3,000,000                  3,222,000
 Kitsap County School District No. 100-C GO, MBIA Insured, Pre-Refunded, 6.60%, 12/01/08 ....   1,015,000                  1,050,028
 Klickitat County PUD No. 1 Electric Revenue, FGIC Insured,
    5.65%, 10/01/15                                                                             1,000,000                  1,047,740
    5.75%, 10/01/27 .........................................................................   1,000,000                  1,045,610
 Mason County GO, School District No. 402, Pioneer, MBIA Insured,
    Pre-Refunded, 6.60%, 12/01/11 ...........................................................   1,040,000                  1,160,942
 Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 ..........   1,000,000                  1,063,140
 Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 .........................................   2,000,000                  2,155,060
 Seatac Storm Water Revenue, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ....................   2,890,000                  3,177,439
 Seattle Municipality Metropolitan Sewer Revenue, Series W, MBIA Insured,
    Pre-Refunded, 6.30%, 1/01/33 ............................................................  11,000,000                 11,651,640
 Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ................................   2,000,000                  2,067,720
 Snohomish County PUD No. 1, Electric Revenue, Generation System,
    FGIC Insured, ETM, 6.65%, 1/01/16 .......................................................   4,250,000                  4,551,793
 Tacoma Electric System Revenue,
    AMBAC Insured, Pre-Refunded, 6.25%, 1/01/11 .............................................      30,000                     32,174
    Refunding, FGIC Insured, 6.25%, 1/01/15 .................................................   6,190,000                  6,757,623
 Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ........................................   3,400,000                  3,494,350
 Thurston and Pierce Counties Community Schools GO, Series B,
    AMBAC Insured, 6.65%, 12/01/09 ..........................................................   1,305,000                  1,458,480
 Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ................   6,000,000                  6,041,640
 Washington State Health Care Facilities Authority Revenue,
    Providence Services, MBIA Insured, 5.50%, 12/01/26 ......................................   5,000,000                  5,089,800
    Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ......................  13,000,000                 13,232,570
 Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
    Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 .......................................     420,000                    434,259
 Washington State University Revenues, Housing and Dining System, Refunding,
    MBIA Insured, 6.40%, 10/01/24 ...........................................................   6,130,000                  6,828,268
 Western Washington University Revenue, Housing and Dining System,
    MBIA Insured, 6.375%, 10/01/22 ..........................................................      80,000                     82,832
    Refunding, MBIA Insured, 6.375%, 10/01/21 ...............................................     770,000                    771,640
    Refunding, MBIA Insured, 6.70%, 10/01/11 ................................................     235,000                    235,538
 Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ..........     350,000                    374,626
                                                                                                                       -------------
                                                                                                                          77,997,319
                                                                                                                       -------------
 WEST VIRGINIA 1.3%
 Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co.,
    Series C, AMBAC Insured, 6.75%, 8/01/24 .................................................  11,560,000                 12,753,686
 Monongalia County Building Community Hospital Revenue, Monongalia General
    Hospital, Refunding, Series B, MBIA Insured, 6.50%, 7/01/17 .............................   1,000,000                  1,014,100
 West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ............................   5,000,000                  4,993,450
 West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 ...........   2,250,000                  2,388,510
 West Virginia State Water Development Authority Revenue, Loan Program,
    Refunding, Series A, FSA Insured, 7.00%, 11/01/25 .......................................     445,000                    453,900
                                                                                                                       -------------
                                                                                                                          21,603,646
                                                                                                                       -------------
 WISCONSIN .3%
 Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding,
    Series E, FGIC Insured, 6.90%, 8/01/21 ..................................................   3,000,000                  3,750,060
 Wisconsin State Health and Educational Facilities Authority Revenue,
    SSM Health Care, Refunding, Series AA, MBIA Insured, 6.25%, 6/01/20 .....................     500,000                    514,880
 Wisconsin State Health and Educational Revenue, Community Provider Program,
    Series A, FSA Insured, 7.50%, 1/15/04 ...................................................     528,000                    529,954
                                                                                                                       -------------
                                                                                                                           4,794,894
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WYOMING 1.2%
Gillette Health Facilities Revenue, Lutheran Hospital and Home Society,
    Refunding, MBIA Insured, 5.90%, 1/01/16 .................................................  $  500,000             $      522,770
Natrona County Hospital Revenue, Wyoming Medical Center Projects,
    Refunding, AMBAC Insured, 6.00%, 9/15/24 ................................................   9,885,000                 10,587,329
Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 ..................................   6,750,000                  6,900,390
Wyoming Municipal Power Agency Power Supply System Revenue,
    Series A, MBIA Insured, Pre-Refunded, 6.125%, 1/01/16 ...................................   2,000,000                  2,115,120
                                                                                                                      --------------
                                                                                                                          20,125,609
                                                                                                                      --------------
 TOTAL BONDS ................................................................................                          1,641,408,694
                                                                                                                      --------------

 ZERO COUPON BONDS 1.3%
 Kentucky Economic Development Finance Authority Revenue,
    Norton Healthcare Inc., Series C,
    MBIA Insured, zero cpn to 10/01/05, 6.15% thereafter, 10/01/26, .........................  12,195,000                 10,375,018
    zero cpn to 10/01/05, 6.05% thereafter, 10/01/20, MBIA Insured, .........................  12,760,000                 10,872,541
                                                                                                                      --------------
 TOTAL ZERO COUPON BONDS ....................................................................                             21,247,559
                                                                                                                      --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,577,727,192) ..........................................                          1,662,656,253
                                                                                                                      --------------

b SHORT-TERM INVESTMENTS .4%
 MASSACHUSETTS .2%
 Massachusetts Health and Educational Facilities Authority Revenue, Massachusetts
    Institute Technology, Series J-1, Weekly VRDN and
    Put, .90%, 7/01/31 ......................................................................   4,000,000                  4,000,000
                                                                                                                      --------------
 NEW YORK .2%
 New York City GO,
    Fiscal 1994, Series A-4, Daily VRDN and Put, 1.10.%, 8/01/21 ............................     200,000                    200,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.25%, 8/01/23 ............................   2,300,000                  2,300,000
                                                                                                                      --------------
                                                                                                                           2,500,000
                                                                                                                      --------------
 US TERRITORIES
 Puerto Rico Commonwealth Highway and Transportation Authority
    Transportation Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ....     200,000                    200,000
                                                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,700,000) ..............................................                              6,700,000
                                                                                                                      --------------
TOTAL INVESTMENTS (COST $1,584,427,192) 99.2% ...............................................                          1,669,356,253
                                                                                                                      --------------
OTHER ASSETS, LESS LIABILITIES .8% ..........................................................                             13,449,928
                                                                                                                      --------------
NET ASSETS 100.0% ...........................................................................                         $1,682,806,181
                                                                                                                      ==============




See glossary of terms on page 98.

aSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                          See notes to financial statements.                  69


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
                                                                                             YEAR ENDED FEBRUARY 28,
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                                                        2002     2001      2000      1999     1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.54   $10.75    $11.71    $11.75   $11.54
                                                                          ----------------------------------------------------------
Income from investment operations:
 Net investment incomea ..................................................      .55      .57       .58       .59      .61
 Net realized and unrealized gains (losses) ..............................      .11      .79      (.96)      .03      .35
                                                                          ----------------------------------------------------------
Total from investment operations .........................................      .66     1.36      (.38)      .62      .96
                                                                          ----------------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.56)    (.57)     (.58)     (.59)    (.62)
 Net realized gains ......................................................       --       --        --      (.07)    (.13)
                                                                          ----------------------------------------------------------
Total distributions ......................................................     (.56)    (.57)     (.58)     (.66)    (.75)
                                                                          ----------------------------------------------------------
Net asset value, end of year .............................................   $11.64   $11.54    $10.75    $11.71   $11.75
                                                                          ==========================================================
Total returnb ............................................................     5.87%   12.94%    (3.34)%    5.36%    8.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................  $382,300 $327,650  $306,531  $340,109 $328,147
Ratios to average net assets:
 Expenses ................................................................      .69%     .70%      .68%      .68%     .68%
 Net investment income ...................................................     4.79%    5.12%     5.16%     4.99%    5.21%
Portfolio turnover rate ..................................................     6.31%   15.69%    25.75%     6.80%   30.46%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.61   $10.81    $11.76    $11.80   $11.59
                                                                          ----------------------------------------------------------
Income from investment operations:
 Net investment incomea ..................................................      .49      .51       .52       .52      .55
 Net realized and unrealized gains (losses) ..............................      .09      .80      (.96)      .03      .34
                                                                          ----------------------------------------------------------
Total from investment operations .........................................      .58     1.31      (.44)      .55      .89
                                                                          ----------------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.49)    (.51)     (.51)     (.52)    (.55)
 Net realized gains ......................................................    --       --        --         (.07)    (.13)
                                                                          ----------------------------------------------------------
Total distributions ......................................................     (.49)    (.51)     (.51)     (.59)    (.68)
                                                                          ----------------------------------------------------------
Net asset value, end of year .............................................   $11.70   $11.61    $10.81    $11.76   $11.80
                                                                          ==========================================================

Total returnb ............................................................     5.16%   12.35%    (3.78)%    4.74%    7.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................   $32,354  $28,397   $27,253   $26,271  $13,937
Ratios to average net assets:
 Expenses ................................................................     1.24%    1.25%     1.24%     1.24%    1.25%
 Net investment income ...................................................     4.24%    4.57%     4.60%     4.44%    4.59%

Portfolio turnover rate ..................................................     6.31%   15.69%    25.75%     6.80%   30.46%

aBased on average shares outstanding effective year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.
70

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002


                                                                                                  PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                               AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.6%
Ashburnham and Westminister Regional School District GO, MBIA Insured,
    6.00%, 12/15/13 .........................................................................  $ 2,700,000 $  2,938,734
Attleboro GO, AMBAC Insured, Pre-Refunded, 6.00%,
    7/01/11 .................................................................................    1,045,000    1,154,756
    7/01/12 .................................................................................    1,045,000    1,154,756
    7/01/13 .................................................................................      685,000      756,946
    7/01/14 .................................................................................      755,000      834,298
Blackstone-Milville School District GO, AMBAC Insured, Pre-Refunded, 6.50%,
    5/01/08 .................................................................................      705,000      724,789
    5/01/09 .................................................................................      750,000      771,053
    5/01/10 .................................................................................      795,000      817,316
Boston GO,
    MBIA Insured, 5.00%, 2/01/21 ............................................................    3,000,000    3,009,150
    Series A, MBIA Insured, 5.00%, 2/01/22 ..................................................    2,940,000    2,944,410
 Boston Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured, 5.75%, 2/15/23 ....   10,245,000   10,410,764
 Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 .....................    1,750,000    1,802,815
 Dudley Charleston Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ......    3,140,000    3,318,792
 Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 ......................    4,000,000    4,231,600
 Greater Lawrence Sanitary District GO, MBIA Insured, 5.625%, 6/15/20 .......................    1,000,000    1,065,310
 Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 .......    9,805,000    9,667,240
 Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04 ...............    1,000,000    1,048,510
 Hudson GO, MBIA Insured, 6.00%,
    5/15/13 .................................................................................      250,000      272,560
    5/15/14 .................................................................................      240,000      261,658
 Kingston GO, FGIC Insured, 5.50%, 11/15/19 .................................................    2,055,000    2,158,038
 Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 .................................................    1,000,000    1,002,800
 Lenox GO, Refunding, AMBAC Insured,
    6.60%, 10/15/11 .........................................................................    1,000,000    1,025,150
    6.625%, 10/15/15 ........................................................................      500,000      512,590
 Lowell GO,
    FGIC Insured, 5.85%, 2/15/20 ............................................................    1,595,000    1,723,110
    State Qualified, AMBAC Insured, 5.00%, 2/01/21 ..........................................    1,330,000    1,334,376
    State Qualified, AMBAC Insured, 5.00%, 2/01/22 ..........................................    1,405,000    1,407,276
 Ludlow GO, School Project, Limited Tax, MBIA Insured,
    7.30%, 11/01/07 .........................................................................      210,000      251,206
    7.30%, 11/01/08 .........................................................................      210,000      253,949
    7.40%, 11/01/09 .........................................................................      210,000      258,697
 Lynn Water and Sewer Commission General Revenue, Series A, FSA Insured, 5.125%, 12/01/17 ...    3,000,000    3,062,280
 Mansfield GO, Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ........................    1,685,000    1,728,439
 Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12                                          500,000      523,575
 Massachusetts Bay Transportation Authority COP, BIG Insured, 7.75%, 1/15/06 ................    2,500,000    2,732,450
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series C, FGIC Insured, 5.25%, 3/01/15 ..................................................    2,000,000    2,158,600
    Series D, MBIA Insured, 5.00%, 3/01/27 ..................................................    5,000,000    4,922,850
 Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured,
    7.25%, 1/01/09 ..........................................................................    1,045,000    1,058,606
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
    Series D, MBIA Insured, 6.125%, 7/01/19 .................................................    4,395,000    4,551,110
 Massachusetts State College Building Authority Project Revenue, Series 1,
    MBIA Insured, 5.375%, 5/01/23 ..........................................................     5,000,000    5,117,600
 Massachusetts State Development Finance Agency Revenue,
    Series A, GNMA Secured, 6.90%, 10/20/41 .................................................    2,090,000    2,406,050
    Western New England College, AMBAC Insured, 5.25%, 7/01/20 ..............................    1,500,000    1,539,585
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 .............    1,500,000    1,602,555
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .........................    1,500,000    1,625,085
    Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ........................    5,500,000    6,002,425
    Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 ..............    1,720,000    1,727,482
    Boston College, Series J, FGIC Insured, 6.625%, 7/01/21                                         20,000       20,470
    Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 .................    3,000,000    2,895,750
    Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ...............    1,000,000    1,002,960
    Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 ..........................    6,575,000    6,367,427
    Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ................    2,200,000    2,294,864

                                                                         71



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
    Community College Program, Series A, Connie Lee Insured, Pre-Refunded, 6.50%, 10/01/09 ..  $ 1,000,000  $ 1,049,690
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 .....................    3,500,000    3,599,190
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 .....................    7,720,000    7,794,421
    Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 ........    1,000,000    1,083,330
    Harvard University, Refunding, Series DD, 5.00%, 7/15/35 ................................    7,000,000    6,887,860
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ....................   21,730,000   21,895,583
    Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 ......    2,500,000    2,670,925
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 ...    7,000,000    7,553,350
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 ..................    1,280,000    1,327,514
    Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 ...........................    6,500,000    7,129,200
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 .......................    1,300,000    1,412,619
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 .......................    6,750,000    7,321,455
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ........................    3,900,000    4,080,492
    Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ........................    1,250,000    1,226,113
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .....................    5,000,000    5,052,350
    Series I, MBIA Insured, 6.125%, 7/01/17 .................................................      610,000      630,398
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ...............................    1,600,000    1,598,784
    Springfield College, AMBAC Insured, 5.00%, 10/15/27 .....................................    2,500,000    2,460,825
    Stonehill College, MBIA Insured, 6.55%, 7/01/12 .........................................      495,000      512,226
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ...............................    1,550,000    1,604,188
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.55%, 7/01/12 .................      395,000      409,568
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 .................    1,450,000    1,503,708
    Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ..............................    1,690,000    1,759,594
    Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22 ........................    3,000,000    3,100,470
    Tufts University, FGIC Insured, 5.95%, 8/15/18 ..........................................    4,000,000    4,151,160
    Tufts University, Series I, 5.25%, 2/15/30 ..............................................    4,000,000    4,022,560
    University of Massachusetts Project, Series A, FGIC Insured, 5.875%, 10/01/29 ...........    4,000,000    4,298,160
    University of Massachusetts, Worcester Campus, Series B, FGIC Insured, 5.25%, 10/01/31 ..    3,500,000    3,523,415
    Wellesley College, Series F, 5.125%, 7/01/39 ............................................    7,500,000    7,382,850
    Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 ..............................    1,770,000    1,846,287
    Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ................................    2,500,000    2,569,575
 Massachusetts State HFA,
    Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%, 7/01/30 ........................    2,000,000    2,057,840
    MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 ...................      430,000      535,956
    SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 ..........................................    2,335,000    2,408,926
    SFHR, Series 57, MBIA Insured, 5.55%, 6/01/25 ...........................................    4,085,000    4,138,023
    SFHR, Series 59, AMBAC Insured, 5.50%, 12/01/30 .........................................    3,985,000    4,031,983
 Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue,
    Arbors at Taunton Project, GNMA Secured, 5.50%, 6/20/40 .................................    1,985,000    1,992,980
 Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket
    Electric Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ..................................    4,000,000    4,258,400
 Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ...................    3,105,000    3,259,287
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 .....    2,010,000    2,178,137
    Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ......................................    1,560,000    1,601,995
    St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21 ...................................    2,665,000    2,714,756
    Suffolk University, AMBAC Insured, 5.25%, 7/01/27 .......................................    4,000,000    4,031,120
    Trustees Deerfield Academy, 5.25%, 10/01/27 .............................................    2,800,000    2,824,248
    Western New England College, AMBAC Insured, 5.00%, 7/01/28 ..............................    4,000,000    3,930,720
    WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 ...................    2,500,000    2,457,150
    Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 ...............    3,720,000    3,804,667
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 .....    2,000,000    2,073,180
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ....    4,000,000    4,001,200
 Massachusetts State Port Authority Revenue,
    Series A, FSA Insured, 5.125%, 7/01/17 ..................................................    2,000,000    2,022,760
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ......................    2,215,000    2,283,776
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ......................    2,310,000    2,360,497
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 .......................    7,450,000    7,632,451
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 .......................    1,000,000    1,022,670

72

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                               AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Port Authority Revenue, (cont.)
    US Airways Project, MBIA Insured, 6.00%, 9/01/21 ........................................  $ 4,700,000  $ 4,971,895
    US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 .............................    4,500,000    4,665,465
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 ..................................................   10,000,000    9,616,900
    sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ...........................   10,000,000    9,831,700
    sub. lien, Series B, MBIA Insured, 5.25%, 1/01/29 .......................................    5,000,000    5,028,100
 Massachusetts State Water Pollution Abatement Trust Revenue,
    Pool Program Bonds, Series 6, 5.50%, 8/01/30 ............................................    3,695,000    3,823,697
    Pool Program Bonds, Series 7, 5.125%, 2/01/31 ...........................................    6,000,000    5,977,260
    Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 ................    5,000,000    5,279,100
 Massachusetts State Water Resource Authority Revenue, Refunding,
    Series A, FGIC Insured, 5.75%, 8/01/39 ..................................................    9,275,000    9,808,405
    Series B, MBIA Insured, 5.00%, 3/01/22 ..................................................    1,500,000    1,496,235
 Melrose GO, MBIA Insured,
    6.00%, 8/15/11 ..........................................................................      200,000      219,004
    6.05%, 8/15/12 ..........................................................................      200,000      219,488
    6.10%, 8/15/13 ..........................................................................      200,000      219,322
    6.10%, 8/15/14 ..........................................................................      200,000      219,322
 New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 .......................    3,685,000    3,697,271
 Norfolk GO, AMBAC Insured, 6.00%,
    1/15/10 .................................................................................      450,000      476,420
    1/15/11 .................................................................................      425,000      449,952
    1/15/12 .................................................................................      375,000      397,016
    1/15/13                                                                                        300,000      317,613
 Route 3 North Transportation Improvement Association Lease Revenue, MBIA Insured,
    5.375%, 6/15/33 .........................................................................   15,475,000    15,685,151
 Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ......................................    2,075,000    2,092,949
 Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ........    3,000,000    3,010,680
 South Essex Sewer District GO,
    AMBAC Insured, 6.25%, 11/01/11 ..........................................................      330,000      337,095
    Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 ....................................    2,800,000    3,146,556
 Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 .............................................    2,375,000    2,456,320
 Springfield GO, Municipal Purpose Loan,
    FGIC Insured, 5.00%, 8/01/21 ............................................................    5,000,000    5,024,500
    FSA Insured, 5.00%, 11/15/18 ............................................................    1,500,000    1,516,755
 Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, 5.00%, 11/01/21 ...    2,775,000    2,774,806
 Wakefield GO, FGIC Insured, 5.00%, 2/01/21 .................................................    1,070,000    1,073,520
 Whately GO, AMBAC Insured,
    6.20%, 1/15/07 ..........................................................................      215,000      222,597
    6.30%, 1/15/08 ..........................................................................      215,000      222,675
    6.40%, 1/15/10 ..........................................................................      200,000      207,209
 Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ........    1,960,000    1,966,095
 Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ................................................    1,230,000    1,237,477
 Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ...........................    1,335,000    1,464,495
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $389,234,869)                                                            408,686,439
                                                                                                           ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                               AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.1%
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Capital Assets Program,
    Series D, MBIA Insured, Daily VRDN and Put, 1.30%, 1/01/35 ..............................    $ 300,000    $ 300,000
    Series E, Daily VRDN and Put, 1.35%, 1/01/35 ............................................      100,000      100,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, ...................    3,300,000    3,300,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
    Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ...................      900,000      900,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $4,600,000) .............................................                 4,600,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $393,834,869) 99.7% ................................................               413,286,439
 OTHER ASSETS, LESS LIABILITIES .3% .........................................................                 1,367,138
                                                                                                           ------------
 NET ASSETS 100.0% ..........................................................................              $414,653,577
                                                                                                           ============
See glossary of terms on page 98.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
                                                                                           YEAR ENDED FEBRUARY 28,
                                                                          ----------------------------------------------------------
CLASS A                                                                        2002     2001      2000C     1999     1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $12.08      $11.37     $12.28     $12.20     $12.00
                                                                          ----------------------------------------------------------
Income from investment operations:
 Net investment incomea ..................................................      .58         .60        .60        .61        .63
 Net realized and unrealized gains (losses) ..............................      .18         .70       (.91)       .13        .34
                                                                          ----------------------------------------------------------
Total from investment operations .........................................      .76        1.30       (.31)       .74        .97
                                                                          ----------------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.59)       (.59)      (.60)      (.61)      (.64)
 Net realized gains ......................................................       --          --         --d      (.05)      (.13)
                                                                          ----------------------------------------------------------
Total distributions ......................................................     (.59)       (.59)      (.60)      (.66)      (.77)
                                                                          ----------------------------------------------------------
Net asset value, end of year .............................................   $12.25      $12.08     $11.37     $12.28     $12.20
                                                                          ==========================================================
Total returnb ............................................................     6.44%      11.74%     (2.57)%     6.23%      8.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................$1,185,152 $1,084,743 $1,057,787 $1,161,345 $1,142,565
Ratios to average net assets:
 Expenses ................................................................      .64%        .64%       .63%      .63%        .63%
 Net investment income ...................................................     4.81%       5.10%      5.10%     4.98%       5.24%
Portfolio turnover rate ..................................................     8.86%      10.34%     13.73%     7.37%      20.08%

CLASS B
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $12.12   $11.38    $11.31
                                                                          ---------------------------------
Income from investment operations:
 Net investment incomea ..................................................      .52      .54       .05
 Net realized and unrealized gains                                              .17      .73       .07
                                                                          --------------------------------
Total from investment operations .........................................      .69     1.27       .12
                                                                          --------------------------------
Less distributions from net investment income ............................     (.52)    (.53)     (.05)
                                                                          --------------------------------
Net asset value, end of year .............................................   $12.29   $12.12    $11.38
                                                                          ================================
Total returnb ............................................................     5.81%   11.28%     1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................  $30,225   $7,818      $228
Ratio to average net assets:
 Expenses ................................................................     1.19%    1.20%     1.19%e
 Net investment income ...................................................     4.25%    4.52%     4.88%e
Portfolio turnover rate ..................................................     8.86%   10.34%    13.73%

aBased on average  shares  outstanding  effective  year ended  February 29, 2000.
bTotal  return  does not  reflect  sales  commissions  or the  contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
dThe fund made a capital gain distribution of $.0003. eAnnualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                            YEAR ENDED FEBRUARY 28,
                                                                          ---------------------------------------------------------
CLASS C                                                                     2002     2001      2000      1999     1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $12.17   $11.45    $12.36    $12.27   $12.07
                                                                          ---------------------------------------------------------
Income from investment operations:
 Net investment incomea ..................................................      .52      .54       .54       .55      .57
 Net realized and unrealized gains (losses) ..............................      .17      .71      (.92)      .13      .33
                                                                          ---------------------------------------------------------
Total from investment operations .........................................      .69     1.25      (.38)      .68      .90
                                                                          ---------------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.52)    (.53)     (.53)     (.54)    (.57)
 Net realized gains ......................................................       --       --        --c     (.05)    (.13)
                                                                          ----------------------------------------------------------
Total distributions ......................................................     (.52)    (.53)     (.53)     (.59)    (.70)
                                                                          ---------------------------------------------------------
Net asset value, end of year .............................................   $12.34   $12.17    $11.45    $12.36   $12.27
                                                                          ==========================================================

Total returnb ............................................................     5.80%   11.14%    (3.11)%    5.71%    7.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................   $77,514  $53,620   $49,038   $49,970  $32,873
Ratios to average net assets:
 Expenses ................................................................     1.19%    1.20%     1.19%     1.19%    1.20%
 Net investment income ...................................................     4.26%    4.54%     4.54%     4.42%    4.67%
Portfolio turnover rate ..................................................     8.86%   10.34%    13.73%     7.37%   20.08%

aBased on average shares outstanding effective year ended February 29, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe fund made a capital gain distribution of $.0003.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)
OSC (attached)

                                                                                                PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%
Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ....................... $ 4,165,000     $ 4,642,850
Allendale Public School District GO, MBIA Insured,
    5.875%, 5/01/14 .........................................................................   1,335,000       1,418,905
    Pre-Refunded, 6.00%, 5/01/24 ............................................................   3,750,000       4,086,525
Almont Community Schools GO, FGIC Insured, 5.50% 5/01/26 ....................................   1,925,000       1,959,862
Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 .......................   1,665,000       1,846,235
Anchor Bay School District GO,
    MBIA Insured, Pre-Refunded, 5.50%, 5/01/26 ..............................................   7,380,000       8,139,919
    School Building and Site, Series I, FGIC Insured, 6.00%, 5/01/29 ........................   2,000,000       2,282,700
    School Building and Site, Series II, FGIC Insured, 5.70%, 5/01/25 .......................   5,000,000       5,634,450
    School Building and Site, Series II, FGIC Insured, 5.75%, 5/01/30 .......................   3,750,000       4,238,850
Avondale School District GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22.....................   4,000,000       4,458,920
Bath Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/25 .......................   1,625,000       1,797,851
Battle Creek Downtown Development Authority Tax Allocation, Refunding,
MBIA Insured, 5.125%, 5/01/20 ...............................................................   4,500,000       4,533,930
Berkley City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 1/01/19 .................   2,125,000       2,335,758
Brandon School District GO, FGIC Insured, Pre-Refunded, 5.875%,
    5/01/16 .................................................................................   5,540,000       6,208,955
    5/01/26 .................................................................................   7,000,000       7,845,250
 Breitung Township School District GO, Refunding, MBIA Insured, 6.30%, 5/01/15 ..............   2,935,000       3,016,388
 Brown City Community School District GO, Building and Site, FGIC Insured, 5.00%,
    5/01/26 .................................................................................   4,445,000       4,365,212
    5/01/31 .................................................................................   3,200,000       3,137,216
 Byron Center Public Schools GO, Refunding, MBIA Insured, 5.875%, 5/01/24 ...................     135,000         141,689
 Caledonia Community Schools,
    MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ..............................................   4,500,000       5,037,435
    Refunding, AMBAC Insured, 6.625%, 5/01/14 ...............................................   3,750,000       3,852,188
 Calumet, Laurium and Keweenah Public Schools GO, FSA Insured,
 Pre-Refunded, 5.875%, 5/01/20 ..............................................................     875,000         955,413
 Cedar Springs Public School District GO, MBIA Insured, Pre-Refunded, 5.875%,
    5/01/19 .................................................................................   2,425,000       2,647,858
    5/01/24 .................................................................................   3,875,000       4,226,773
 Central Michigan University Revenue, FGIC Insured,
    5.00%, 10/01/27 .........................................................................     500,000         492,880
    Pre-Refunded, 5.625%, 10/01/22 ..........................................................   2,500,000       2,783,100
 Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 ............................   1,400,000       1,507,646
 Charles Stewart Mott Community College GO, FGIC Insured, 5.50%, 5/01/21 ....................   3,550,000       3,689,125
 Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 .........................   5,000,000       5,084,200
 Chelsea School District GO, FGIC Insured, Pre-Refunded, 5.875%, 5/01/25 ....................   3,140,000       3,471,364
 Coldwater Community Schools GO, MBIA Insured, Pre-Refunded,
    6.20%, 5/01/15 ..........................................................................   1,100,000       1,213,828
    6.30%, 5/01/23 ..........................................................................   1,700,000       1,879,469
 De Witt Public Schools GO, AMBAC Insured, Pre-Refunded,
    5.70%, 5/01/21 ..........................................................................   6,905,000       7,680,984
    5.50%, 5/01/26 ..........................................................................   5,500,000       6,066,335
 Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
    Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 .......................................   1,000,000       1,009,030
    Series A, FGIC Insured, 5.75%, 11/15/15 .................................................     100,000         106,465
 Detroit City School District GO, Series A,
    AMBAC Insured, Pre-Refunded, 5.70%, 5/01/25 .............................................  14,000,000      15,719,200
    FSA Insured, 5.125%, 5/01/31 ............................................................  16,280,000      16,217,810
 Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 ...................  10,610,000      10,584,536
 Detroit Sewage Disposal Revenue,
    Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 .......................................  12,585,000      12,717,772
    Series A, MBIA Insured, 5.50%, 7/01/20 ..................................................     215,000         222,523
    Series A, MBIA Insured, 5.00%, 7/01/27 ..................................................  22,000,000      21,656,800
 Detroit Water Supply System Revenue,
    Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 ............................................   5,000,000       5,169,900
    second lien, Series B, FGIC Insured, 5.50%, 7/01/33 .....................................  20,000,000      20,749,800
    senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 .....................................  11,400,000      11,145,780
    senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 .....................................   9,625,000       9,659,458

                                                                              77
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Detroit Water Supply System Revenue, (cont.)
    senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ...................... $ 1,500,000     $ 1,712,340
    Series A, MBIA Insured, 5.00%, 7/01/27 ..................................................   5,750,000       5,644,258
 Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ...............   5,500,000       5,515,510
 Dexter Community Schools GO, Refunding, AMBAC Insured, 5.70%, 5/01/14 ......................   1,050,000       1,109,777
 East Detroit School District GO, FGIC Insured,
    6.10%, 5/01/16 ..........................................................................   1,025,000       1,114,472
    Pre-Refunded, 6.10%, 5/01/16 ............................................................   4,975,000       5,619,163
 East Grand Rapids Public School District GO, FSA Insured, 6.00%, 5/01/29 ...................   4,775,000       5,449,946
 Eastern Michigan University Revenue,
    FGIC Insured, 5.50%, 6/01/27 ............................................................   9,100,000      10,180,898
    Refunding, AMBAC Insured, 6.375%, 6/01/14 ...............................................   1,000,000       1,020,600
 Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/17 .............................   5,000,000       5,234,150
 Farmington Hills EDC Revenue, Botsford Continuing Care, Series A,
    MBIA Insured, 5.75%, 2/15/25 ............................................................     100,000         103,778
 Ferndale School District GO,
    FGIC Insured, 5.50%, 5/01/22 ............................................................   3,000,000       3,308,910
    Refunding, FGIC Insured, 5.375%, 5/01/21 ................................................   3,500,000       3,552,395
 Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
    6.15%, 10/01/14 .........................................................................   1,000,000       1,086,560
    6.25%, 10/01/19 .........................................................................   1,000,000       1,088,110
 Ferris State University Revenue,
    AMBAC Insured, Pre-Refunded, 5.75%, 10/01/17 ............................................   2,500,000       2,803,775
    AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 ............................................   2,500,000       2,815,350
    AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ............................................   6,840,000       7,718,666
    FGIC Insured, 5.25%, 10/01/26 ...........................................................   1,500,000       1,509,615
    FGIC Insured, 5.25%, 10/01/31 ...........................................................   3,255,000       3,273,521
 Fowlerville Community School District GO, MBIA Insured,
    Pre-Refunded, 5.60%, 5/01/21 ............................................................   2,000,000       2,215,340
 Gladstone Area Public Schools GO, AMBAC Insured,
    5.50%, 5/01/26 ..........................................................................     695,000         710,255
    Pre-Refunded, 5.50%, 5/01/26 ............................................................     805,000         887,891
 Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue,
    Refunding, MBIA Insured, 5.95%, 1/01/15 .................................................   1,015,000       1,104,878
 Grand Haven Area Public Schools GO,
    MBIA Insured, Pre-Refunded, 6.05%, 5/01/14 ..............................................   4,540,000       4,856,710
    Refunding, MBIA Insured, 6.05%, 5/01/14 .................................................     460,000         490,043
 Grand Ledge Public School District GO, MBIA Insured,
    Pre-Refunded, 6.60%, 5/01/24 ............................................................  10,000,000      11,118,500
 Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ..........................   2,000,000       2,083,160
 Grand Rapids Downtown Development Authority Tax Increment Revenue,
    MBIA Insured, 6.875%, 6/01/24 ...........................................................   7,500,000       8,309,700
 Grand Traverse County Hospital Revenue, Munson Healthcare, Series A, AMBAC Insured,
    6.25%, 7/01/12 ..........................................................................     815,000         842,034
    6.25%, 7/01/22 ..........................................................................   2,395,000       2,474,442
    Pre-Refunded, 6.25%, 7/01/12 ............................................................   1,685,000       1,745,407
    Pre-Refunded, 6.25%, 7/01/22 ............................................................   5,505,000       5,702,354
 Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 .........   5,250,000       5,914,073
 Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 .............   2,000,000       1,983,980
 Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%, 8/01/47 ...   4,400,000       4,451,876
 Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 .................   4,715,000       5,207,812
 Hartland Consolidated School District GO, FGIC Insured, 6.00%, 5/01/29 .....................  30,000,000      34,431,000
 Haslett Public School District GO,
    MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ..............................................   3,900,000       4,338,282
    Refunding, FSA Insured, 6.625%, 5/01/19 .................................................   3,875,000       3,980,594
 Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 ......................   2,000,000       2,053,740
 Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
    5.70%, 5/01/21 ..........................................................................   2,025,000       2,252,570
    5.70%, 5/01/21 ..........................................................................   1,975,000       2,196,951
    5.50%, 5/01/26 ..........................................................................     505,000         557,000
    5.50%, 5/01/26 ..........................................................................     495,000         545,970
 Houghton-Portage Township School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/14 .....   2,000,000       2,052,580

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Howell Public Schools GO, MBIA Insured,
    5.875%, 5/01/22 ......................................................................... $ 2,000,000     $ 2,267,140
    6.00%, 5/01/25 ..........................................................................   1,600,000       1,802,384
 Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
    6.05%, 5/01/19 ..........................................................................   2,000,000       2,200,680
    6.10%, 5/01/24 ..........................................................................   2,000,000       2,202,760
 Huron Michigan School District GO, FSA Insured,
    5.25%, 5/01/21 ..........................................................................   1,500,000       1,523,865
    5.375%, 5/01/26 .........................................................................   2,500,000       2,547,775
 Huron Valley School District GO,
    FGIC Insured, Pre-Refunded, 5.875%, 5/01/16 .............................................     100,000         112,061
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/22 ..............................................   2,450,000       2,731,089
    Refunding, FGIC Insured, 6.125%, 5/01/20 ................................................  11,535,000      12,298,156
 Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ......................     130,000         145,067
 Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 ..........   4,000,000       3,989,960
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
    Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ...................   3,805,000       4,121,957
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 .....................     250,000         254,983
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 .....................  10,000,000      10,237,500
    Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ....  26,165,000      27,638,613
    Bronson Methodist Hospital, Refunding and Improvement, Series A,
        MBIA Insured, Pre-Refunded, 6.25%, 5/15/12 ..........................................   5,000,000       5,368,850
    Bronson Methodist Hospital, Refunding and Improvement, Series A,
        MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 .........................................   2,460,000       2,645,090
 Kelloggsville Public School District GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/13 ........   1,000,000       1,061,430
 Kenowa Hills Public Schools GO, MBIA Insured, 5.875%,
    5/01/21 .................................................................................   1,510,000       1,583,129
    5/01/26 .................................................................................   7,000,000       7,328,230
 Kent County Building Authority GO, 5.00%, 6/01/26 ..........................................  21,885,000      21,610,781
 Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ..........   2,200,000       2,229,128
 Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%, 5/01/20 ...................   2,000,000       2,054,860
 Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 ..........   1,000,000       1,000,300
 Lake Superior State University Revenue,
    AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 ...........................................   1,500,000       1,691,190
    Refunding, AMBAC Insured, 5.25%, 11/15/31 ...............................................   2,000,000       2,011,920
 Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ..................     100,000         111,473
 Lakewood Public Schools GO, MBIA Insured,
    5.375%, 5/01/20 .........................................................................   2,000,000       2,185,020
    5.75%, 5/01/22 ..........................................................................     800,000         885,648
 Lansing Building Authority Revenue, Refunding, MBIA Insured, 5.60%, 6/01/19 ................   1,470,000       1,524,993
 Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
    Refunding, Series A, AMBAC Insured,
    5.20%, 7/01/19 ..........................................................................   2,115,000       2,141,332
 Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured,
    Pre-Refunded, 6.00%, 5/01/25 ............................................................   3,500,000       3,882,515
 Lincoln Consolidated School District GO,
    FSA Insured, 5.00%, 5/01/28 .............................................................   1,000,000         987,000
    Pre-Refunded, FGIC Insured, 5.85%, 5/01/21 ..............................................     130,000         142,500
    Refunding, FGIC Insured, 5.85%, 5/01/21 .................................................      10,000          10,606
 Lincoln Park School District GO,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/15 ..............................................   2,885,000       3,230,565
    FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 ..............................................   6,050,000       6,786,406
    Refunding, FGIC Insured, 5.00%, 5/01/26 .................................................     400,000         395,000
 Livonia Municipal Building Authority GO, FGIC Insured, 5.25%, 5/01/30 ......................   3,950,000       3,978,361
 Lowell Area Schools GO, FGIC Insured, 5.625%,
    5/01/25 .................................................................................   3,125,000       3,277,719
    5/01/30 .................................................................................   3,250,000       3,395,503
 Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
    Refunding, Series D, FSA Insured,
    5.875%, 4/01/11 .........................................................................   4,525,000       4,910,666
    6.10%, 4/01/19 ..........................................................................   5,225,000       5,674,925
 Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 .........   2,675,000       2,848,180
 Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ...........   4,000,000       4,430,680

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Michigan Higher Education Student Loan Authority Revenue, Series XVII-E,
    AMBAC Insured,
    5.40%, 6/01/19 .......................................................................... $ 5,000,000     $ 5,079,300
    5.50%, 6/01/25 ..........................................................................   5,000,000       5,065,600
 Michigan Municipal Bond Authority Revenue,
    Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ..................   3,790,000       4,148,686
    Series B, AMBAC Insured, 6.75%, 11/01/14 ................................................   1,010,000       1,130,685
    Series B, AMBAC Insured, 6.80%, 11/01/14 ................................................   1,135,000       1,272,063
    Series B, AMBAC Insured, 6.80%, 11/01/23 ................................................     280,000         314,045
    Series G, AMBAC Insured, Pre-Refunded, 6.75%, 11/01/14 ..................................   5,480,000       6,222,978
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/14 ..................................     515,000         585,483
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/23 ..................................     545,000         619,589
 Michigan State Building Authority Revenue, Facilities Program, Refunding,
    Series I, FSA Insured,
    4.75%, 10/15/18 .........................................................................   3,000,000       2,952,450
    5.00%, 10/15/24 .........................................................................   5,000,000       4,959,600
 Michigan State COP, AMBAC Insured, 5.50%, 6/01/27 ..........................................  12,000,000      12,391,920
 Michigan State HDA,
    Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 .........................     200,000         213,930
    SFMR, Refunding, Series B, FHA Insured, 6.20%, 6/01/27 ..................................      25,000          25,738
    SFMR, Refunding, Series E, FHA Insured, 6.20%, 12/01/27 .................................     195,000         201,141
    SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 ...........................................   2,500,000       2,594,875
    SFMR, Series D, FHA Insured, 5.95%, 12/01/16 ............................................     250,000         263,863
 Michigan State Hospital Finance Authority Revenue,
    Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ............  15,175,000      16,145,441
    Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 .............................   1,705,000       1,708,990
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
        5.50%, 8/15/24 ......................................................................  15,000,000      15,367,350
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
        5.25%, 8/15/27 ......................................................................  10,000,000      10,005,800
    Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ................  10,525,000      11,289,010
    Mercy Health Services, Refunding, Series X, MBIA Insured, 6.00%, 8/15/34 ................  11,000,000      11,809,270
    Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 ....................   6,000,000       6,280,620
    Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 ....................   1,750,000       1,831,848
    Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 ....................................     300,000         320,574
    Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 .......................   8,605,000       8,806,873
    Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 ............   4,890,000       5,140,417
    Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 ........   7,500,000       7,586,850
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 .............   7,500,000       7,434,075
    Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 .................................     100,000         106,124
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ............   3,445,000       3,648,944
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ............   9,545,000      10,015,569
    St.John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 ............  14,500,000      14,993,870
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.
    Pollution Project, Refunding,
    Series AA, FGIC Insured, 6.95%, 5/01/11 .................................................   5,000,000       6,061,250
    Series BB, AMBAC Insured, 7.00%, 5/01/21 ................................................   3,000,000       3,759,510
    Series BB, MBIA Insured, 6.05%, 10/01/23 ................................................   1,285,000       1,389,625
    Series BB, MBIA Insured, 6.20%, 8/15/25 .................................................  10,250,000      11,276,538
    Series CC, MBIA Insured, 6.05%, 10/01/23 ................................................   5,825,000       6,299,272
 Michigan State Trunk Line, Revenue,
    Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ......................................   3,300,000       3,177,207
    Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ......................................   3,050,000       3,011,479
    Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 .....................................   1,400,000       1,426,348
    Series A, FGIC Insured, 5.50%, 10/01/21 .................................................     375,000         382,058
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/20 ..................................   2,765,000       3,103,408
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/26 ..................................   8,990,000      10,090,286
    Series A, FSA Insured, 5.00%, 11/01/25 ..................................................  15,000,000      14,814,600
    Series A, FSA Insured, 5.25%, 11/01/30 ..................................................  29,000,000      29,238,380
    Series B-2, MBIA Insured, 5.50%, 10/01/21 ...............................................   1,160,000       1,183,838
 Milan Michigan Area Schools GO, Series A, FGIC Insured, 5.75%, 5/01/24 .....................   3,500,000       3,719,555

80

FRANKLIN TAX-FREE TRUST

                                                                                                PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Monroe County PCR, Detroit Edison Co.,
    Series 1, MBIA Insured, 6.875%, 9/01/22 ................................................. $ 4,000,000     $ 4,173,200
    Series 1-B, MBIA Insured, 6.55%, 9/01/24 ................................................   4,000,000       4,326,600
    Series CC, MBIA Insured, 6.55%, 6/01/24 .................................................   1,150,000       1,232,110
 Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
    5/01/18 .................................................................................   1,900,000       1,937,468
    5/01/21 .................................................................................   2,000,000       2,028,140
 Northview Public Schools District GO,
    MBIA Insured, 5.80%, 5/01/21 ............................................................     235,000         247,213
    MBIA Insured, Pre-Refunded, 5.80%, 5/01/21 ..............................................   4,265,000       4,767,588
    Refunding, FGIC Insured, 5.00%, 5/01/21 .................................................   3,450,000       3,451,587
 Novi Community School District GO,
    Building and Site, FGIC Insured, 5.30%, 5/01/21 .........................................   1,960,000       1,994,182
    FGIC Insured, Pre-Refunded, 6.125%, 5/01/18 .............................................   4,750,000       5,085,398
 Oakland, Washtenaw, etc. Counties Community College District Revenue,
    AMBAC Insured, 6.65%, 5/01/11 ...........................................................   3,500,000       3,598,665
 Oakridge Public Schools GO, FSA Insured,
    5.00%, 5/01/23 ..........................................................................     500,000         498,025
    5.125%, 5/01/28 .........................................................................     500,000         500,880
 Plymouth-Canton Community School District GO,
    Refunding, AMBAC Insured, 5.50%, 5/01/13 ................................................   4,000,000       4,230,520
    Series C, FGIC Insured, Pre-Refunded, 6.50%, 5/01/16 ....................................   3,500,000       3,598,140
    Series C, MBIA Insured, Pre-Refunded, 6.50%, 5/01/16 ....................................   3,000,000       3,084,120
 Port Huron School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/12 ....................   4,500,000       4,617,585
 Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
    6.10%, 10/01/14 .........................................................................     770,000         846,430
    6.20%, 10/01/20 .........................................................................     670,000         740,156
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ............................................................   2,310,000       2,690,873
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series B,
    MBIA Insured, 5.875%, 7/01/35 ...........................................................  25,000,000      27,516,750
 Puerto Rico Electric Power Authority Revenue, Refunding, Series U,
    FSA Insured, 6.00%, 7/01/14 .............................................................   3,400,000       3,720,314
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .................   8,700,000       8,924,460
 Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ................................  14,090,000      15,859,704
 Rockford Public Schools GO, Refunding,
    AMBAC Insured, 5.875%, 5/01/19 ..........................................................   3,900,000       4,005,573
    FGIC Insured, 5.25%, 5/01/22 ............................................................   1,250,000       1,263,400
    FGIC Insured, 5.25%, 5/01/27 ............................................................   3,000,000       3,011,880
    FSA Insured, 5.875%, 5/01/19 ............................................................   3,150,000       3,235,271
    MBIA Insured, 5.875%, 5/01/12 ...........................................................   1,850,000       1,900,080
    MBIA Insured, 5.875%, 5/01/19 ...........................................................   1,925,000       1,977,110
 Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
    5/01/13 .................................................................................     690,000         729,668
    5/01/17 .................................................................................   1,200,000       1,263,312
    5/01/22 .................................................................................   5,435,000       5,699,358
 Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
    MBIA Insured, 5.25%, 11/15/31 ...........................................................   6,500,000       6,499,480
 Saginaw Hospital Finance Authority Revenue,
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19 .............   4,850,000       4,975,518
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24 ..............   1,750,000       1,796,848
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14 .........   5,325,000       5,448,540
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17 ..........   2,000,000       2,046,200
    St. Luke's Hospital Project, Refunding, Series C, MBIA Inusred, 6.00%, 7/01/21 ..........   3,875,000       3,885,075
 Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19 .....................   2,540,000       2,603,475
 Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
    5.75%, 5/01/21 ..........................................................................   2,525,000       2,814,693
    5.75%, 5/01/21 ..........................................................................   1,050,000       1,170,467
    5.375%, 5/01/26 .........................................................................     295,000         323,642
    5.375%, 5/01/26 .........................................................................     705,000         773,448
 South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 .....................   2,000,000       2,037,000
 South Redford School District GO, FGIC Insured, 5.50%, 5/01/22 .............................   3,155,000       3,237,219

FRANKLIN TAX-FREE TRUST

                                                                                                PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 St. Clair County Building Authority GO, MBIA Insured, 5.25%,
    4/01/18 ................................................................................. $ 2,065,000     $ 2,111,194
    4/01/21 .................................................................................   2,400,000       2,434,752
 St. Clair County EDC, PCR, Detroit Edison Co., Refunding,
    Series AA, AMBAC Insured, 6.40%, 8/01/24 ................................................  10,000,000      11,131,900
    Series DD, AMBAC Insured, 6.05%, 8/01/24 ................................................   7,745,000       8,028,699
 Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 .................   1,000,000       1,065,420
 Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ................   2,595,000       2,579,015
 Tecumseh Public Schools GO, FGIC Insured, 5.50%,
    5/01/25 .................................................................................   5,925,000       6,125,028
    5/01/30 .................................................................................   4,500,000       4,636,710
 Three Rivers Community Schools GO, Building and Site, MBIA Insured,
    Pre-Refunded, 6.00%, 5/01/23 ............................................................   2,400,000       2,701,440
 Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
    5/01/12 .................................................................................   2,175,000       2,287,665
    5/01/20 .................................................................................   1,000,000       1,029,920
 Walled Lake Consolidated School District GO, Refunding, MBIA Insured, 5.50%, 5/01/22 .......   3,000,000       3,308,910
 Warren Consolidated School District GO, FSA Insured,
    4.875%, 5/01/22 .........................................................................  11,850,000      11,588,826
    5.00%, 5/01/26 ..........................................................................  14,450,000      14,249,579
 Warren Water and Sewer Revenue, FSA Insured, 5.125%, 11/01/23 ..............................   2,450,000       2,458,159
 Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 ................................   2,000,000       2,263,680
 Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A,
    MBIA Insured,
    5.25%, 12/01/25 .........................................................................  17,000,000      17,053,890
    5.00%, 12/01/30 .........................................................................  10,750,000      10,430,188
 Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County,
    Series A, MBIA Insured, 5.25%, 12/01/18 .................................................   5,500,000       5,549,390
    sub. lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 ...........................   1,000,000       1,035,570
    sub. lien, Series B, MBIA Insured, 6.875%, 12/01/11 .....................................     300,000         306,219
    sub. lien, Series B, MBIA Insured, 6.75%, 12/01/21 ......................................   2,000,000       2,041,460
 Wayne County Airport Revenue, sub. lien, Series B, AMBAC Insured, 6.00%, 12/01/20 ..........  10,585,000      10,600,348
 Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 .............................  16,900,000      16,916,393
 Wayne-Westland Community Schools GO, Refunding, FGIC Insured, 6.10%, 5/01/13 ...............   2,275,000       2,335,151
 West Bloomfield School District GO, FGIC Insured, 6.00%,
    5/01/19 .................................................................................   2,100,000       2,410,170
    5/01/20 .................................................................................   2,000,000       2,295,400
 West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 ................   1,400,000       1,444,128
 West Ottawa Public School District GO,
    FGIC Insured, 5.60%, 5/01/21 ............................................................   2,355,000       2,438,885
    FGIC Insured, 5.60%, 5/01/26 ............................................................  12,100,000      12,492,040
    Refunding, FGIC Insured, 6.00%, 5/01/20 .................................................   6,630,000       6,804,303
 Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20 ........................   1,660,000       1,681,978
 Williamston Community School District GO, Building and Site, MBIA Insured, 5.375%, 5/01/15 .   4,900,000       5,396,615
 Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 ...............................   5,550,000       5,424,681
 Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13 .................   1,800,000       1,898,802
 Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17 .......................   9,980,000      10,424,908
 Yale Public Schools District GO, AMBAC Insured,
    5.375%, 5/01/17 .........................................................................   2,000,000       2,071,520
    5.50%, 5/01/19 ..........................................................................   1,500,000       1,548,300
 Ypsilanti School District GO,
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 ..............................................   4,700,000       5,239,231
    Refunding, FGIC Insured, 5.375%, 5/01/26 ................................................   6,750,000       6,829,718
 Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.10%, 5/01/24 ............   4,000,000       4,405,503
                                                                                                            -------------
 TOTAL LONG TERM INVESTMENTS (COST $1,190,583,426) ..........................................               1,270,376,041
                                                                                                            -------------

FRANKLIN TAX-FREE TRUST

                                                                                                PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS .4%
Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper Project,
 Refunding, Series C, Daily VRDN and Put,
 1.05%, 12/01/23 ............................................................................   $ 700,000       $ 700,000
Farmington Hills Hospital Finance Authority Revenue, Botsford General Hospital,
 Series B, MBIA Insured, DailyVRDN and Put,
 1.20%, 2/15/16 .............................................................................     300,000         300,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
 Weekly VRDN and Put, .88%, 12/01/15 ........................................................   2,600,000       2,600,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
 AMBAC Insured, Weekly VRDN and Put,
 1.00%, 7/01/28 .............................................................................     400,000         400,000
University of Michigan Revenues, Hospital, Refunding, Series A, Daily VRDN and
 Put, 1.35%, 12/01/19 .......................................................................   1,600,000       1,600,000
                                                                                                           --------------
TOTAL SHORT TERM INVESTMENT (COST $5,600,000) ...............................................                  5,600,000
                                                                                                           --------------
TOTAL INVESTMENTS (COST $1,196,183,426) 98.7% ...............................................              1,275,976,041
OTHER ASSETS, LESS LIABILITIES 1.3% .........................................................                 16,914,165
                                                                                                           --------------
NET ASSETS 100.0% ...........................................................................             $1,292,890,206
                                                                                                           --------------

See glossary of terms on page 98.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 28,
                                                                          ------------------------------------------------
CLASS A                                                                        2002     2001      2000      1999     1998
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................      $11.89   $11.13    $12.14    $12.16   $12.01
                                                                          ------------------------------------------------
Income from investment operations:
 Net investment incomea ...............................................         .58      .58       .59       .61      .64
 Net realized and unrealized gains (losses) ...........................         .10      .76      (.99)      .01      .25
                                                                          ------------------------------------------------
Total from investment operations ......................................         .68     1.34      (.40)      .62      .89
                                                                          ------------------------------------------------
Less distributions from:
 Net investment income ................................................        (.58)    (.58)     (.59)     (.62)    (.64)
 Net realized gains ...................................................          --       --      (.02)     (.02)    (.10)
                                                                          ------------------------------------------------
Total distributions ...................................................        (.58)    (.58)     (.61)     (.64)    (.74)
                                                                          ------------------------------------------------
Net asset value, end of year ..........................................      $11.99   $11.89    $11.13    $12.14   $12.16
                                                                          ================================================

Total returnb .........................................................       5.84%   12.31%   (3.30)%     5.18%    7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................    $485,818 $465,758  $451,142  $515,174 $495,315
Ratios to average net assets:
 Expenses .............................................................        .66%     .67%      .66%      .67%     .65%
 Net investment income ................................................       4.81%    5.04%     5.05%     5.01%    5.29%
Portfolio turnover rate ...............................................       4.86%   24.68%    15.79%    16.25%   14.87%

CLASS C
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................      $11.95   $11.18    $12.19    $12.21   $12.05
                                                                          ------------------------------------------------
Income from investment operations:
 Net investment incomea ...............................................         .51      .52       .52       .54      .57
 Net realized and unrealized gains (losses) ...........................         .10      .76      (.98)      .01      .26
                                                                          ------------------------------------------------
Total from investment operations ......................................         .61     1.28      (.46)      .55      .83
                                                                          ------------------------------------------------
Less distributions from:
 Net investment income ................................................        (.51)    (.51)     (.53)     (.55)    (.57)
 Net realized gains ...................................................          --       --      (.02)     (.02)    (.10)
                                                                          ------------------------------------------------
Total distributions ...................................................        (.51)    (.51)     (.55)     (.57)    (.67)
                                                                          ------------------------------------------------
Net asset value, end of year ..........................................      $12.05   $11.95    $11.18    $12.19   $12.21
                                                                          ================================================

Total returnb .........................................................        5.22%   11.74%    (3.84)%    4.58%    7.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................     $39,170  $24,738   $21,828   $20,896  $10,131
Ratios to average net assets:
 Expenses .............................................................       1.22%    1.23%     1.22%     1.23%    1.22%
 Net investment income ................................................       4.26%    4.49%     4.50%     4.44%    4.72%
Portfolio turnover rate ...............................................       4.86%   24.68%    15.79%    16.25%   14.87%



aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

84                                See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                 PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.5%
 BONDS 97.7%
 Albany ISD No. 745, GO, Series A, FSA Insured, 6.00%, 2/01/16 .............................. $ 2,295,000     $ 2,443,073
 Anoka-Hennepin ISD 11, GO, School District Credit Enhancement Program,
   Series A, FSA Insured, 5.00%, 2/01/20 ....................................................   6,130,000       6,151,578
 Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 ................   4,870,000       4,986,150
 Big Lake ISD No. 727, GO, MBIA Insured, 5.70%, 2/01/21 .....................................   3,085,000       3,376,748
 Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 .......   1,045,000       1,062,190
 Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding,
   Series D, MBIA Insured, 5.875%, 2/15/13 ..................................................   3,500.000       3,689,805
 Brooklyn Center ISD, GO, FSA Insured, 5.00%, 2/01/22 .......................................   1,000,000         999,950
 Buffalo GO, AMBAC Insured, 5.55%, 6/01/17 ..................................................   1,000,000       1,033,020
 Buffalo ISD No. 877, GO,
    FSA Insured, 6.15%, 2/01/18 .............................................................   2,800,000       2,908,332
    Refunding, MBIA Insured, 5.00%, 2/01/22 .................................................   4,255,000       4,254,787
 Burnsville ISD No. 191, GO, Series A, FSA Insured, 6.20%, 2/01/17 ..........................   2,105,000       2,292,240
 Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
    5.90%, 9/20/19 ..........................................................................     400,000         423,620
    5.95%, 9/20/29 ..........................................................................   1,275,000       1,332,515
    6.00%, 9/20/34 ..........................................................................   1,000,000       1,045,770
 Caledonia ISD No. 299, GO, MBIA Insured, 5.60%, 2/01/21 ....................................   1,580,000       1,641,241
 Centennial ISD, No. 012, GO, Series A, FSA Insured, 5.00%, 2/01/21 .........................   1,500,000       1,502,250
 Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 ...........................     250,000         255,113
 Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ..................   2,975,000       3,174,028
 Columbia Heights ISD No. 013, GO, FSA Insured, 5.50%, 2/01/23 ..............................   4,500,000       4,598,550
 Dakota County Housing and RDA, Governmental Housing Revenue,
    Eagan Senior Housing Facility, MBIA Insured, 5.40%, 1/01/27 .............................   1,015,000       1,021,506
 Dakota County Housing and Redevelopment Authority MFHR, Dakota Station Project,
    GNMA Secured, 5.65%, 1/20/24 ............................................................   1,500,000       1,545,000
 Dakota County Housing and Redevelopment Authority SFMR, GNMA Secured,
    5.75%, 4/01/18 ..........................................................................   2,485,000       2,569,540
    5.85%, 10/01/30 .........................................................................   4,165,000       4,280,037
 Deer River ISD No. 317, GO, FSA Insured, 6.00%, 2/01/25 ....................................   1,325,000       1,417,724
 Duluth EDA,
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured,
    Pre-Refunded, 6.20%, 11/01/12 ...........................................................   2,880,000       3,029,472
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured,
    Pre-Refunded, 6.30%, 11/01/22 ...........................................................   2,125,000       2,348,465
    Hospital Facilities Revenue, St. Lukes Hospital, Series A,
    Connie Lee Insured, 6.40%, 5/01/12 ......................................................   3,000,000       3,019,920
 Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ..................   3,075,000       3,079,613
 Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
    5.95%, 9/20/29 ..........................................................................   1,700,000       1,776,398
    6.00%, 9/20/34 ..........................................................................   1,480,000       1,547,740
 Eden Prairie ISD No. 272, GO, Series A, FSA Insured, Pre-Refunded,
    5.75%, 2/01/15 ..........................................................................   1,980,000       2,098,582
 Eden Prairie MFHR,
    Lincoln Park Project, Series A-1, GNMA Secured, 6.40%, 12/20/20 .........................   1,500,000       1,600,440
    Lincoln Park Project, Series A-1, GNMA Secured, 6.55%, 12/20/30 .........................   3,350,000       3,541,419
    Lincoln Park Project, Series A-1, GNMA Secured, 6.65%, 6/20/42 ..........................   7,995,000       8,454,872
    Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ........................   2,000,000       2,088,540
    Parkway Apartments Project, Series A, GNMA Secured, 5.80%, 2/20/32 ......................   7,380,000       7,603,393
 Eveleth EDA, GO, Housing Development, MBIA Insured, 5.80%, 7/01/25 .........................   1,000,000       1,032,630
 Faribault ISD No. 656, GO, FSA Insured, 5.75%, 6/01/15 .....................................   1,500,000       1,605,105
 Farmington ISD No.192, GO, MBIA Insured, 5.25%, 2/01/24 ....................................   5,915,000       5,990,239
 Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B,
    MBIA Insured, 6.10%, 1/01/26 ............................................................   2,180,000       2,238,686
 Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured,
    Pre-Refunded, 5.00%, 11/01/25 ...........................................................   8,000,000       8,577,040
 Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A,
    GNMA Secured,
    5.60%, 11/20/17 .........................................................................     750,000         781,350
    5.70%, 11/20/32 .........................................................................   3,000,000       3,072,960
 Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured,
    5.50%, 8/01/27 ..........................................................................   1,085,000       1,115,803
 Kenyon Wanamingo ISD No. 2172, GO, MBIA Insured, 6.00%, 2/01/22 ............................   4,030,000       4,366,223
 Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 .....................................   3,705,000       3,744,199
 Mahtomedi ISD, No. 832 GO, FSA Insured, 5.00%, 2/01/18 .....................................   3,240,000       3,285,360
 Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/29 ............................   2,700,000       2,697,921

FRANKLIN TAX-FREE TRUST

                                                                                                 PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Minneapolis and St. Paul Housing RDA, Health Care System Revenue,
    Children's Health Care, Series A, FSA Insured, 5.70%, 8/15/16 ........................... $ 1,005,000     $ 1,043,954
    Children's Health Care, Series A, FSA Insured, 5.50%, 8/15/25 ...........................   9,000,000       9,066,960
    Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 7.40%, 8/15/11 ........   9,890,000      10,157,722
 Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series A,
    AMBAC Insured, 5.20%, 1/01/24 ...........................................................   5,000,000       5,021,950
    FGIC Insured, 5.125%, 1/01/31 ...........................................................   7,000,000       6,973,330
    FGIC Insured, 5.25%, 1/01/32 ............................................................   7,000,000       7,023,940
 Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C,
    5.25%, 1/01/32 ..........................................................................   6,000,000       6,020,520
 Minneapolis CDA, St. Paul Housing and RDA, Health Care Facilities Revenue,
    Carondelet Community Hospitals Inc., Series B, BIG Insured,
    Pre-Refunded, 8.875%, 11/01/15 ..........................................................     840,000       1,072,798
 Minneapolis GO,
    Sports Arena Project, Refunding, 5.125%, 10/01/20 .......................................   8,340,000       8,432,824
    Sports Arena Project, Refunding, 5.20%, 10/01/24 ........................................   3,750,000       3,782,850
    Various Purpose, 5.125%, 12/01/28 .......................................................   3,000,000       3,019,200
 Minneapolis Hospital Facilities Revenue, Fairview Hospital and Healthcare, Refunding,
    Series A, MBIA Insured, 6.50%, 1/01/11 ..................................................     530,000         542,243
    Series B, MBIA Insured, 6.70%, 1/01/17 ..................................................   7,815,000       7,996,308
 Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 .................   6,320,000       6,153,847
 Minneapolis Revenue, University Gateway Project, Series A, 5.25%, 12/01/24 .................   3,000,000       3,033,780
 Minneapolis Special School District No. 001 COP, Series A, MBIA Insured,
    Pre-Refunded, 5.90%, 2/01/17 ............................................................   5,000,000       5,532,400
 Minnesota Agriculture and Economic Development Board Revenue,
    Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 ..................  11,750,000      11,539,088
    Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 ....   5,180,000       5,205,848
    Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured,
    5.75%, 11/15/26 .........................................................................  18,000,000      18,805,320
 Minnesota State HFA,
    Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 .......................   6,310,000       6,602,279
    Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .......................   2,325,000       2,409,700
    Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .......................   2,725,000       2,824,136
    SFHR, Series D, 5.45%, 1/01/26 ..........................................................   4,840,000       4,906,647
    SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25 ...........................................   8,495,000       8,581,224
    SFMR, Series F, MBIA Insured, 6.30%, 7/01/25 ............................................   1,280,000       1,318,298
    SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26 ...........................................   1,725,000       1,780,752
    SFMR, Series I, MBIA Insured, 6.25%, 1/01/15 ............................................   1,255,000       1,291,684
 Minnesota State Higher Education Facilities Authority Revenue,
    Bethel, Refunding, 5.10%, 4/01/28 .......................................................   7,700,000       7,711,627
    University of St. Thomas, Series 4-A1, MBIA Insured, 5.625%, 10/01/16 ...................   1,000,000       1,047,670
 Minnetonka MFHR,
    Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 ..................   2,720,000       2,845,474
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.90%, 10/20/19 .................   1,750,000       1,853,968
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/29 .................   5,955,000       6,234,349
 Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ....................   1,890,000       1,904,610
 New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
    6.05%, 1/01/17 ..........................................................................     450,000         473,576
    6.20%, 1/01/31 ..........................................................................   5,470,000       5,696,732
 Nobles County Housing and RDA, Public Project Revenue, Annual Appropriate Lease
    Obligation, AMBAC Insured, 5.625%, 2/01/22 ..............................................   1,230,000       1,292,742
 North St. Paul Maplewood ISD No. 622, GO,
    Refunding, Series A, 5.125%, 2/01/25 ....................................................   2,275,000       2,281,234
    Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 ....................................   2,000,000       2,246,060
 Northeast Metropolitan ISD No. 916, GO, FSA Insured, 5.80%, 1/01/16 ........................   5,320,000       5 535,354
 Northern Municipal Power Agency Electric System Revenue,
    Refunding, FSA Insured, 5.00%, 1/01/12 ..................................................   1,030,000       1,079,492
    Series C, AMBAC Insured, 6.125%, 1/01/20 ................................................   8,090,000       8,500,487
aOsseo ISD 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 ....................................   3,000,000       3,011,490
 Park Rapids ISD No. 309, GO, MBIA Insured, 5.00%, 2/01/25 ..................................   4,000,000       3,956,800
 Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
    6.25%, 6/01/16 ..........................................................................   1,600,000       1,743,104
    6.125%, 6/01/24 .........................................................................   1,815,000       1,970,382

FRANKLIN TAX-FREE TRUST

                                                                                                 PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C,
    MBIA Insured, 6.25%, 1/01/21 ............................................................ $ 7,050,000    $  7,198,191
 Princeton ISD No. 477, GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 .................   1,190,000       1,192,749
 Prior Lake ISD No. 719, GO,
    FGIC Insured, 5.125%, 2/01/19 ...........................................................   1,140,000       1,160,782
    FSA Insured, 5.50%, 2/01/20 .............................................................   2,255,000       2,345,696
    FSA Insured, 5.50%, 2/01/21 .............................................................   2,590,000       2,685,571
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .................   1,300,000       1,333,540
 Robbinsdale GO, Housing Development, Senior Housing Project, Series B,
    FGIC Insured, 5.875%, 1/01/31 ...........................................................   2,160,000       2,239,898
 Robbinsdale Hospital Revenue, North Memorial Medical Center Project, Refunding,
    Series A, AMBAC Insured, 5.45%, 5/15/13 .................................................   2,000,000       2,070,560
 Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 .........................   3,000,000       3,033,270
 Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 .......   4,000,000       4,068,240
 Roseville ISD No. 623, GO, Series A, FSA Insured,
    5.80%, 2/01/19 ..........................................................................   1,200,000       1,272,984
    5.85%, 2/01/24 ..........................................................................   2,470,000       2,622,498
    6.00%, 2/01/25 ..........................................................................   4,260,000       4,615,412
 Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%,
    2/01/23 .................................................................................   2,740,000       2,904,290
    2/01/26 .................................................................................   5,000,000       5,281,300
 Scott County Housing and Redevelopment Authority Facilities Lease Revenue,
    AMBAC Insured, 5.70%, 2/01/29 ...........................................................   1,380,000       1,412,527
 Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton
    Apartments Project, AMBAC Insured, 5.70%, 2/01/33 .......................................   2,285,000       2,338,857
 Scott County Housing and Redevelopment Authority Housing Development Revenue GO,
    River City Centre Project, Series A, FSA Insured,
    5.375%, 2/01/27 .........................................................................   1,520,000       1,539,456
 Scott County Housing and Redevelopment Authority MFR, Highview Commons, Series A,
    GNMA Secured,
    6.20%, 1/20/41 ..........................................................................   2,865,000       3,064,490
    6.50%, 7/20/41 ..........................................................................   1,300,000       1,413,698
 Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue,
    River City Centre Project, Series B, AMBAC Insured,
    5.50%, 2/01/27 ..........................................................................     675,000         689,276
 Scott County Housing and Redevelopment Authority Tax Increment Development Revenue,
    River City Centre Project, Series E, FSA Insured,
    5.375%, 2/01/25 .........................................................................   1,170,000       1,184,391
 Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured,
    6.00%, 2/01/28 ..........................................................................   2,530,000       2,691,237
 Southeastern Multi County Housing and RDAR, Housing Development, Goodhue County
    Apartments B, MBIA Insured, 5.75%, 1/01/31 ..............................................   2,415,000       2,493,005
 Southern Minnesota Municipal Power Agency Power Supply System Revenue,
    Refunding, Series A, MBIA Insured, ETM, 5.75%, 1/01/18 ..................................   1,000,000       1,047,700
    Series A, AMBAC Insured, 5.75%, 1/01/18 .................................................   2,250,000       2,352,375
    Series A, FGIC Insured, 5.75%, 1/01/18 ..................................................   1,000,000       1,045,500
    Series A, MBIA Insured, 5.75%, 1/01/18 ..................................................   8,865,000       9,268,358
    Series B, AMBAC Insured, 6.00%, 1/01/16 .................................................   5,000,000       5,259,650
    Series C, AMBAC Insured, 5.00%, 1/01/17 .................................................   1,000,000       1,026,320
 St. Clair ISD No. 75, GO, MBIA Insured, 5.70%, 4/01/22 .....................................   2,250,000       2,352,308
 St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, 5.875%, 5/01/30 .....  17,785,000      18,909,723
 St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A,
    AMBAC Insured, 5.00%, 7/01/15 ...........................................................   1,165,000       1,190,875
 St. Cloud Housing and RDA Sales Tax Revenue, Paramount Theater Project, Refunding,
    Series A, FGIC Insured, 5.00%, 3/01/22 ..................................................   1,000,000         996,240
 St. Francis ISD No. 15, GO, Series A, FSA Insured,
    6.35%, 2/01/13 ..........................................................................   1,500,000       1,672,125
    6.375%, 2/01/16 .........................................................................   5,465,000       6,097,082
 St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
    Refunding, Series A, AMBAC Insured,
    5.20%, 7/01/23 ..........................................................................   6,900,000       6,905,727
aSt. Michael ISD, No. 885, GO, FSA Insured, 5.00%, 2/01/23 ..................................   3,300,000       3,282,906
 St. Paul Housing and Redevelopment Authority Parking Revenue, Series A,
    FSA Insured, 5.75%, 8/01/13 .............................................................   5,105,000       5,461,533
 St. Paul ISD No. 625,
    COP, Series C, MBIA Insured, 6.10%, 2/01/14 .............................................   1,075,000       1,143,445
    COP, Series C, MBIA Insured, 6.10%, 2/01/15 .............................................     500,000         531,740
    GO, Series A, FSA Insured, 5.75%, 2/01/16 ...............................................   3,500,000       3,650,675
    GO, Series C, FSA Insured, 6.00%, 2/01/20 ...............................................   1,600,000       1,719,423
 St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%,
    12/01/02 ................................................................................       5,000           5,040
    12/01/14 ................................................................................     190,000         171,610
 Stillwater ISD No. 834, GO, MBIA Insured, 5.75%, 2/01/15 ...................................   2,990,000       3,218,794

FRANKLIN TAX-FREE TRUST

                                                                                                 PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Todd Morrisson and Stearns Counties ISD No. 2753, GO, MBIA Insured, 5.00%, 4/01/17 ......... $ 1,500,000    $ 1,511,400
 Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26 ..........   2,915,000       3,008,483
 Walker-Hakensack-Akeley ISD No. 113, GO,
    Series A, FSA Insured, 6.00%, 2/01/23 ...................................................   1,160,000       1,244,308
    Series A, FHA Insured, 6.00%, 2/01/25 ...................................................   1,300,000       1,390,973
 Washington County Housing and RDAR, Government Housing, Landfall Terrace Project,
    Refunding,
    5.35%, 2/01/22 ..........................................................................   1,000,000       1,014,140
    5.40%, 8/01/27 ..........................................................................   2,015,000       2,033,881
 Washington County SFMR, Housing and RDA, GNMA Secured, 7.60%, 12/01/11 .....................      55,000          55,045
 Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
    AMBAC Insured, 5.50%, 1/01/12 ...........................................................   2,745,000       2,926,526
    AMBAC Insured, 5.50%, 1/01/13 ...........................................................   4,500,000       4,774,500
    MBIA Insured, 5.50%, 1/01/15 ............................................................   5,425,000       5,429,991
 Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24 ..........................   5,000,000       4,960,300
                                                                                                             -------------
 TOTAL BONDS ................................................................................                 512,736,504
                                                                                                             -------------
 ZERO COUPON BONDS .8%
 Southern Minnesota Municipal Power Agency Power Supply System Revenue, Capital
    Appreciation, Series A, MBIA Insured,
    1/01/19 .................................................................................   5,875,000       2,493,525
    1/01/20 .................................................................................   4,750,000       1,899,334
                                                                                                             -------------
 TOTAL ZERO COUPON BONDS ....................................................................                   4,392,859
                                                                                                             -------------
 TOTAL LONG TERM INVESTMENTS (COST $495,585,374) ............................................                 517,129,363
bSHORT TERM INVESTMENTS 1.8%
 Minneapolis GO,
    Block E Bonds, Series A, Weekly VRDN and Put, 1.05%, 3/01/27 ............................     300,000         300,000
    Convention Center, Weekly VRDN and Put, 1.05%, 12/01/09 .................................   1,500,000       1,500,000
    Convention Center, Weekly VRDN and Put, 1.05%, 12/01/18 .................................   2,350,000       2,350,000
    Judgement, Weekly VRDN and Put, 1.05%, 12/01/10 .........................................     300,000         300,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
    MBIA Insured, Weekly VRDN and Put, .95%, 12/01/15 .......................................   4,400,000       4,400,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and  Put, 1.00%, 7/01/28 ...........................     800,000         800,000
                                                                                                             -------------
 TOTAL SHORT TERM INVESTMENTS (COST $9,650,000) .............................................                   9,650,000
                                                                                                             -------------
 TOTAL INVESTMENTS (COST $505,235,374) 100.3% ...............................................                 526,779,363
 OTHER ASSETS, LESS LIABILITIES (.3)% .......................................................                  (1,790,914)
                                                                                                             -------------
 NET ASSETS 100.0% ..........................................................................                $524,988,449
                                                                                                             -------------

See glossary of terms on page 98.

aSufficient collateral has been segregated for securities traded on a when issued or delayed delivery basis.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


88                         See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND
                                                                                     YEAR ENDED FEBRUARY 28,
                                                                          ------------------------------------------------
CLASS A                                                                     2002     2001      2000C     1999     1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................     $12.21   $11.52    $12.49    $12.45   $12.19
                                                                          ------------------------------------------------
Income from investment operations:
 Net investment incomea ................................................        .60      .61       .61       .62      .64
 Net realized and unrealized gains (losses) ............................        .16      .68      (.95)      .07      .33
                                                                          ------------------------------------------------
Total from investment operations .......................................        .76     1.29      (.34)      .69      .97
                                                                          ------------------------------------------------
Less distributions from:
 Net investment income .................................................       (.60)    (.60)     (.61)     (.62)    (.64)
                                                                          ------------------------------------------------
 Net realized gains ....................................................         --       --      (.02)     (.03)    (.07)
                                                                          ------------------------------------------------
Total distributions ....................................................       (.60)    (.60)     (.63)     (.65)    (.71)
                                                                          ------------------------------------------------
Net asset value, end of year ...........................................     $12.37   $12.21    $11.52    $12.49   $12.45
                                                                          ================================================
Total returnb ..........................................................      6.41%   11.48%    (2.80)%    5.63%    8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................   $752,423 $698,853  $689,084  $776,592 $741,079
Ratios to average net assets:
 Expenses ..............................................................       .65%     .66%      .64%      .65%     .64%
 Net investment income .................................................      4.86%    5.10%     5.07%     4.98%    5.24%
Portfolio turnover rate ................................................      9.62%   16.45%     9.61%     6.56%   12.84%

CLASS B
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................     $12.23   $11.52    $11.43
                                                                          -------------------------------
Income from investment operations:
 Net investment incomea ................................................        .53      .55       .05
 Net realized and unrealized gains .....................................        .17      .70       .09
                                                                          -------------------------------
Total from investment operations .......................................        .70     1.25       .14
                                                                          -------------------------------
Less distributions from net investment income ..........................       (.53)    (.54)     (.05)
                                                                          -------------------------------
Net asset value, end of year ...........................................     $12.40   $12.23    $11.52
                                                                          ===============================

Total returnb ..........................................................      5.89%   11.04%     1.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................     16,629   $3,649       $76
Ratio to average net assets:
 Expenses ..............................................................      1.20%    1.22%     1.20%d
 Net investment income .................................................      4.31%    4.53%     5.02%d
Portfolio turnover rate ................................................      9.62%   16.45%     9.61%



aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
dAnnualized

FRANKLIN TAX-FREE TRUST

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONT.)
                                                                                       YEAR ENDED FEBRUARY 28,
                                                                          ------------------------------------------------
CLASS C                                                                        2002     2001      2000      1999     1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................     $12.28   $11.58    $12.56    $12.51   $12.24
                                                                          ------------------------------------------------
Income from investment operations:
 Net investment incomea ................................................        .53      .54       .54       .55      .58
 Net realized and unrealized gains (losses) ............................        .17      .69      (.96)      .08      .34
                                                                          ------------------------------------------------
Total from investment operations .......................................        .70     1.23      (.42)      .63      .92
                                                                          ------------------------------------------------
Less distributions from:
 Net investment income .................................................       (.53)    (.53)     (.54)     (.55)    (.58)
 Net realized gains ....................................................         --       --      (.02)     (.03)    (.07)
                                                                          ------------------------------------------------
Total distributions ....................................................       (.53)    (.53)     (.56)     (.58)    (.65)
                                                                          ------------------------------------------------
Net asset value, end of year ...........................................     $12.45   $12.28    $11.58    $12.56   $12.51
                                                                          ================================================

Total returnb ..........................................................      5.87%   10.90%   (3.41)%     5.10%    7.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................    $59,305  $42,072   $40,181   $42,258  $28,178
Ratios to average net assets:
 Expenses ..............................................................      1.20%    1.22%     1.20%     1.21%    1.20%
 Net investment income .................................................      4.31%    4.55%     4.52%     4.42%    4.67%
Portfolio turnover rate ................................................      9.62%   16.45%     9.61%     6.56%   12.84%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



90                                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                 PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.3%
 BONDS 98.2%
 Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
    Childrens Hospital Center, FSA Insured,
    5.00%, 11/15/22 ......................................................................... $ 5,000,000     $ 4,955,100
 Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ........................................     500,000         576,695
 Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .......................   3,660,000       3,844,647
 Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 ...............   1,000,000       1,082,850
 Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 ..................................   1,200,000       1,257,204
 Anthony Wayne Local School District GO,
    Refunding, FSA Insured, 5.00%, 12/01/24 .................................................   3,200,000       3,191,136
    School Facilities Construction and Improvement, FSA Insured, 5.65%, 12/01/21 ............   2,490,000       2,652,921
    School Facilities Construction and Improvement, FSA Insured, 5.70%, 12/01/25 ............   2,335,000       2,487,405
    School Facilities Construction and Improvement, FSA Insured, 5.125%, 12/01/30 ...........   2,535,000       2,539,614
 Archbold Area Local School District GO,
    AMBAC Insured, 6.00%, 12/01/21 ..........................................................   2,000,000       2,179,620
    Refunding, MBIA Insured, 5.90%, 12/01/11 ................................................     600,000         605,712
 Athens City School District GO, School Facilities Construction and Improvement,
    FSA Insured, 6.00%, 12/01/24 ............................................................   2,345,000       2,599,995
 Aurora City School District COP, MBIA Insured,
    6.10%, 12/01/19 .........................................................................   1,825,000       2,030,623
    6.15%, 12/01/24 .........................................................................   1,670,000       1,852,013
 Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 ...   1,075,000       1,153,819
 Avon Lake City School District GO, FGIC Insured, 5.50%, 12/01/26 ...........................   4,000,000       4,164,920
 Avon Lake Water System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 ...................   2,020,000       2,152,027
 Avon Local School District GO, AMBAC Insured, 6.00%, 12/01/20 ..............................   2,500,000       2,722,000
 Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ........................   8,125,000       8,499,806
 Bluffton Exempted Village School District GO, Improvement, AMBAC Insured, 5.50%, 12/01/28 ..   1,190,000       1,290,079
 Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%, 9/20/36 ..   2,940,000       2,912,658
 Buckeye Local School District GO, Construction and Improvement Bonds,
    FGIC Insured, 5.50%, 12/01/25 ...........................................................     750,000         778,913
 Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ...........................................   1,000,000       1,067,890
 Butler County Hospital Facilities Revenue, Middletown Regional  Hospital,
    Refunding and Improvement, FGIC Insured, 6.75%, 11/15/10 ................................   2,150,000       2,193,516
 Butler County Waterworks Revenue, AMBAC Insured, Pre-Refunded,
    6.35%, 12/01/08 .........................................................................     790,000         827,225
    6.40%, 12/01/12 .........................................................................     500,000         523,745
 Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 .......   1,555,000       1,678,778
 Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ................................     675,000         702,243
 Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ............   2,035,000       2,170,918
 Clermont County Hospital Facilities Revenue, Mercy Health System, Refunding,
    Series B, AMBAC Insured, 6.00%, 9/01/19 .................................................   1,750,000       1,880,218
 Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ..............  11,000,000      11,736,120
 Cleveland Airport Systems Revenue,
    Series A, FGIC Insured, 6.25%, 1/01/20 ..................................................   3,000,000       3,207,180
    Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 ....................................   1,450,000       1,579,108
 Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 .....................   2,000,000       2,271,820
 Cleveland Waterworks Revenue,
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ........................  11,500,000      11,367,635
    Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 ....................................  17,400,000      19,432,320
 Columbus City School District GO, Linden Elementary Construction, FSA Insured,
    5.00%, 12/01/28 .........................................................................     900,000         889,461
 Columbus GO, Limited Tax, FGIC Insured, 9.50%,  4/15/03 ....................................     975,000       1,058,665
 Columbus Municipal Airport Authority Revenue, Airport  Improvement, Port Columbus
    International, Series B, AMBAC Insured, 5.00%,  1/01/18 .................................   3,565,000       3,599,224
 Columbus Tax Increment Financing Revenue, Easton  Project, AMBAC Insured, 5.30%, 12/01/19 ..   1,500,000       1,543,230
 Coshocton Sewer System GO, AMBAC Insured, Pre-Refunded, 6.50%, 12/01/12 ....................   1,530,000       1,618,939
 Crestview Local School District GO, Construction and Improvement, AMBAC Insured,
    6.65%, 12/01/14 .........................................................................   1,650,000       1,747,730
 Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ............................     100,000         117,130
 Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
    5.40%, 1/15/19 ..........................................................................   1,500,000       1,539,810
    5.50%, 1/15/30 ..........................................................................   1,760,000       1,805,179
 Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%, 1/20/29 .....   1,000,000       1,025,060

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Cuyahoga County Utility System Revenue,
    AMBAC Insured, 5.125%, 2/15/28 .......................................................... $ 1,000,000     $ 1,002,880
    Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ...........   2,945,000       3,202,422
 Danville Local School District GO, School Improvement, AMBAC Insured, 5.75%, 12/01/23 ......   1,180,000       1,271,061
 Defiance GO, MBIA Insured,
    6.10%, 12/01/14 .........................................................................   1,000,000       1,104,060
    6.20%, 12/01/20 .........................................................................     750,000         829,170
 Delaware City School District GO, FGIC Insured, 5.75%, 12/01/15 ............................   1,640,000       1,763,443
 Dover City School District GO, AMBAC Insured, 6.25%, 12/01/16 ..............................   2,000,000       2,083,640
 Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 .....................   1,625,000       1,767,269
 Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ...........................   1,100,000       1,211,595
 Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 .......................   1,390,000       1,462,850
 Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 ...........................   1,000,000       1,115,810
 Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 .........................   1,980,000       2,116,541
 Fostoria City School District GO, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/16 .............   2,500,000       2,649,000
 Franklin County Hospital Revenue,
    Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/21 ...............................   3,365,000       3,497,480
    Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/28 ...............................   4,265,000       4,388,386
    Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 ...............................   2,500,000       2,647,600
 Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A,
    MBIA Insured, 5.125%, 12/01/21 ..........................................................   1,750,000       1,773,310
 Green Local School District GO, Summit County, FGIC Insured, Pre-Refunded,
    5.875%, 12/01/14 ........................................................................   2,800,000       3,124,688
    5.90%, 12/01/19 .........................................................................   5,150,000       5,750,593
 Greene County GO, AMBAC Insured, 5.00%,
    12/01/22 ................................................................................   1,475,000       1,478,540
    12/01/28 ................................................................................   2,620,000       2,589,320
 Greene County Sewer System Revenue, Governmental Enterprise,
    AMBAC Insured, 5.625%, 12/01/25 .........................................................   1,890,000       1,994,952
    MBIA Insured, 5.25%, 12/01/25 ...........................................................   5,000,000       5,069,550
 Greene County Water System Revenue,
    Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 ..................................   5,400,000       5,533,272
    Series A, FGIC Insured, 6.125%, 12/01/21 ................................................   2,100,000       2,320,143
 Hamilton City Electric System Mortgage Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 10/15/23 ......................................  11,450,000      11,962,159
    Series B, FGIC Insured, 6.30%, 10/15/25 .................................................   2,340,000       2,448,904
 Hamilton County Hospital Facilities Revenue, Bethesda Hospital, Refunding,
    Series A, AMBAC Insured, 6.25%, 1/01/12 .................................................   3,650,000       3,840,749
 Hamilton County Sales Tax, Series B, AMBAC Insured,
    5.60%, 12/01/32 .........................................................................   1,200,000       1,250,376
    Pre-Refunded, 5.25%, 12/01/32 ...........................................................   6,170,000       6,234,106
 Hamilton County Sewer System Revenue, Refunding,
    MBIA Insured, 5.25%, 12/01/21 ...........................................................   1,000,000       1,022,880
    Series A, FGIC Insured, 6.05%, 12/01/15 .................................................   3,010,000       3,309,405
 Hamilton GO, One Renaissance Center, Series A,
    AMBAC Insured, 5.25%, 11/01/18 ..........................................................   1,010,000       1,047,501
    AMBAC Insured, 5.25%, 11/01/19 ..........................................................   1,015,000       1,046,698
    AMBAC Insured, 5.25%, 11/01/20 ..........................................................   1,120,000       1,150,285
    AMBAC Insured, 5.25%, 11/01/21 ..........................................................   1,180,000       1,208,957
 Hamilton Wastewater System Revenue, Series A, FSA Insured,
    5.90%, 10/15/21 .........................................................................   3,040,000       3,220,515
    5.20%, 10/15/23 .........................................................................   7,275,000       7,365,792
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ..............   4,665,000       4,768,563
 Heath City School District GO, School Improvement, Series A, FGIC Insured,
    5.60%, 12/01/21 .........................................................................   1,000,000       1,056,470
    5.50%, 12/01/27 .........................................................................   1,170,000       1,213,430
 Highland Local School District GO, School Improvement, FSA Insured, 5.00%,
    12/01/23 ................................................................................   3,680,000       3,753,379
    12/01/26 ................................................................................   3,675,000       3,721,783

92

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                        AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Hilliard School District GO,
    Refunding, FGIC Insured, 6.55%, 12/01/05 ................................................   $ 500,000       $ 565,525
    School Improvement, FGIC Insured, 5.75%, 12/01/28 .......................................   4,000,000       4,285,840
    School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 .............................   3,010,000       3,051,719
 Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 ..................   2,750,000       2,935,350
 Jackson Center Local School District Shelby County GO, Facilities Construction
    and Improvements, MBIA Insured,
    4.90%, 12/01/20 .........................................................................   1,165,000       1,155,039
    5.00%, 12/01/28 .........................................................................   1,175,000       1,161,241
 Jackson Local School District GO, Stark and Summit Counties Local School District,
    FSA Insured, 5.50%, 12/01/20 ............................................................   4,000,000       4,177,280
    FSA Insured, 5.625%, 12/01/25 ...........................................................   3,500,000       3,678,325
    MBIA Insured, 5.50%, 12/01/21 ...........................................................   3,060,000       3,172,914
 Kent State University Revenues, General Receipts, AMBAC Insured, Pre-Refunded,
    6.45%, 5/01/12 ..........................................................................   1,195,000       1,228,412
 Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
    5.00%, 8/15/23 ..........................................................................   2,930,000       2,891,969
 Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09 ................   1,000,000       1,061,550
 Lake Ohio Local School District GO, MBIA Insured,
    5.30%, 12/01/21 .........................................................................   1,575,000       1,620,360
    5.375%, 12/01/25 ........................................................................   1,900,000       1,955,309
 Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ....................   3,200,000       3,584,704
 Lebanon City School District GO, FSA Insured, 5.00%, 12/01/29 ..............................   3,000,000       2,959,890
 Licking Heights Local School District GO, School Facilities Construction and
    Improvements, Series A, FGIC Insured, 5.625%, 12/01/28 ..................................   4,000,000       4,180,680
 Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured, 5.00%,
    12/01/22 ................................................................................   1,200,000       1,202,664
    12/01/29 ................................................................................   1,000,000         986,630
 London City School District GO, School Facilities Construction and Improvement,
    FGIC Insured, 5.00%,
    12/01/22 ................................................................................     700,000         701,554
    12/01/29 ................................................................................   1,500,000       1,479,945
 Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 ..................   1,640,000       1,657,548
 Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A,
    AMBAC Insured, 5.50%, 9/01/29 ...........................................................   6,250,000       6,417,250
 Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B,
    MBIA Insured, 5.50%, 9/01/27 ............................................................   5,000,000       5,116,950
 Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ....................................   1,050,000       1,106,753
 Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ..........................   3,500,000       3,490,305
 Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 .......   4,000,000       3,988,920
 Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
    12/01/06 ................................................................................     120,000         145,308
    12/01/08 ................................................................................     110,000         137,379
    12/01/09 ................................................................................     120,000         151,758
    12/01/10 ................................................................................     220,000         282,091
 Lucas County Hospital Revenue,
    Promedica Healthcare Obligation Group, MBIA Insured, 5.75%, 11/15/14 ....................     300,000         325,212
    Promedica Healthcare Obligation Group, Refunding, AMBAC Insured, 5.375%, 11/15/29 .......     750,000         762,120
    Promedica Healthcare Obligation Group, Refunding, MBIA Insured, ETM, 5.75%, 11/15/14 ....   4,460,000       4,911,263
    St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 ...........   3,500,000       3,630,865
 Madison Local School District Butler County GO,
    MBIA Insured, 5.75%, 12/01/26 ...........................................................   1,000,000       1,066,340
    School Improvement, FGIC Insured, 5.60%, 12/01/26 .......................................   1,120,000       1,174,746
 Mahoning County Hospital Facilities Revenue,
    Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25 ................................   4,750,000       5,021,653
    Youngstown Hospital Inc. Project, Series B, MBIA Insured, Pre-Refunded, 7.00%, 10/15/08 .   2,000,000       2,069,500
 Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ......................   1,905,000       1,993,792
 Marietta City School District GO, Series B, AMBAC Insured, 5.75%, 12/01/07 .................   1,000,000       1,048,030
 Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 .....................................   3,875,000       4,117,885
 Marion County City School District GO, School Facilities Construction and
    Improvement Project, FSA Insured,
    5.55%, 12/01/20 .........................................................................   1,000,000       1,056,130
    5.625%, 12/01/22 ........................................................................   1,100,000       1,163,712
 Marion County GO, AMBAC Insured, 5.05%, 12/01/31 ...........................................   1,500,000       1,488,465


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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Marysville Exempted Village School District GO,
    FSA Insured, 5.30%, 12/01/21 ............................................................ $ 2,000,000     $ 2,053,420
    FSA Insured, 5.35%, 12/01/25 ............................................................   2,010,000       2,055,768
    FSA Insured, 5.375%, 12/01/29 ...........................................................   2,465,000       2,523,914
    School Improvement, AMBAC Insured, 6.00%, 12/01/29 ......................................   2,890,000       3,188,855
 Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 .................................   1,935,000       2,119,831
 Maumee Hospital Revenue, St. Luke's Hospital Project, Refunding, AMBAC Insured,
    5.80%, 12/01/14 .........................................................................   2,755,000       2,954,793
 Milford Exempted Village School District GO, School Improvement, FSA Insured,
    5.00%, 12/01/22 .........................................................................   2,000,000       2,004,440
    5.00%, 12/01/23 .........................................................................   1,030,000       1,029,918
    5.125%, 12/01/30 ........................................................................   7,325,000       7,338,332
 Minster School District School Facilities and Construction GO, FSA Insured,
    5.70%, 12/01/23 .........................................................................   3,190,000       3,411,003
    5.75%, 12/01/27 .........................................................................   3,260,000       3,493,155
 Montgomery County Revenue,
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 ..............   1,600,000       1,677,360
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 ..............   3,250,000       3,407,138
    Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 .................     450,000         458,703
 Muskingum County GO,
    County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 ......................     925,000         935,036
    Justice Center Improvement, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ...............   1,695,000       1,791,971
 New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
    AMBAC Insured,
    5.125%, 10/01/21 ........................................................................   3,000,000       3,041,130
    5.20%, 10/01/24 .........................................................................   5,000,000       5,070,300
 New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A,
    MBIA Insured, 5.85%, 1/01/21 ............................................................     990,000       1,027,927
 New Philadelphia City School District GO, School Improvement,
    AMBAC Insured, 6.25%, 12/01/17 ..........................................................   2,000,000       2,083,640
 New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09 ...........   1,500,000       1,538,175
 Nordonia Hills Local School District GO, School Improvement,
    AMBAC Insured, 5.45%, 12/01/25 ..........................................................   3,035,000       3,142,075
 North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 ...........................................   3,800,000       4,021,160
 North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 ..................   2,900,000       3,064,314
 Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ..........................   5,000,000       5,155,800
 Obetz GO, Limited Tax, Government Center, MBIA Insured, 5.25%, 12/01/22 ....................   1,000,000       1,023,000
 Ohio Capital Corp. HMR,
    Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 .......................................   2,000,000       2,101,020
    Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 .......................................   4,215,000       4,236,707
    Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 .......................................   2,000,000       2,008,700
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 .................   1,625,000       1,703,764
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ..................   2,565,000       2,670,575
 Ohio HFA,
    MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 .............................     735,000         778,424
    MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ..............   2,035,000       2,068,944
    RMR, Series C, GNMA Secured, 5.75%, 9/01/30 .............................................   6,035,000       6,168,132
 Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest,
    AMBAC Insured, 5.625%, 2/15/16 ..........................................................  12,000,000      12,561,240
 Ohio State Air Quality Development Authority Revenue,
    Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ..........   3,500,000       3,567,305
    Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 ...................   4,000,000       4,210,400
    JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 .................................   6,875,000       7,119,750
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 .......................   1,230,000       1,349,298
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 .......................  15,245,000      16,723,613
    Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ......................   9,075,000       9,133,625
    PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 ..................   5,400,000       5,578,254
    PCR, Pennsylvania Power Co., Refunding, Series A, AMBAC Insured, 6.45%, 5/01/27 .........   7,000,000       7,188,860
 Ohio State Building Authority Revenue, Adult Correctional Facilities, Series A,
    AMBAC Insured, 5.60%, 4/01/16 ...........................................................   2,000,000       2,110,940
    MBIA Insured, 6.125%, 10/01/13 ..........................................................  13,000,000      14,514,760
 Ohio State Department of Transportation COP, Panhandle Rail Line Project,
    FSA Insured, 6.50%, 4/15/12 .............................................................   1,100,000       1,127,544
 Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ..............   5,000,000       5,218,000


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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                        AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Ohio State Higher Educational Facility Commission Revenue,
    Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 ............. $ 8,000,000     $ 7,932,640
    University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ................................   1,300,000       1,409,928
    University Dayton Project, FGIC Insured, 6.75%, 12/01/15 ................................   1,725,000       1,828,431
    Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ............   3,500,000       3,590,965
 Ohio State Turnpike Commission Turnpike Revenue,
    AMBAC Insured, 5.25%, 2/15/31 ...........................................................  13,975,000      14,123,554
    Series A, FGIC Insured, Pre-Refunded, 5.75%, 2/15/24 ....................................   1,000,000       1,086,970
 Ohio State University General Receipts Athens Revenue, FSA Insured, 5.00%, 12/01/24 ........   3,025,000       3,016,621
 Ohio State Water Development Authority PCR, Facilities Revenue,
    Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ................   3,420,000       3,751,124
    Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ............   5,000,000       5,081,000
 Ohio State Water Development Authority Revenue,
    Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ........................   5,000,000       5,198,850
    Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 .....................................   8,750,000       9,767,013
    Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ...................   1,000,000       1,046,210
    Pure Water, Refunding and Improvement, AMBAC Insured, ETM, 5.50%, 12/01/18 ..............   4,450,000       4,608,509
    Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ...............................   2,000,000       2,342,300
 Olentangy Local School District GO,
    BIG Insured, 7.75%, 12/01/08 ............................................................     375,000         463,811
    BIG Insured, 7.75%, 12/01/09 ............................................................     375,000         469,189
    BIG Insured, 7.75%, 12/01/10 ............................................................     375,000         474,964
    FSA Insured, 5.00%, 12/01/25 ............................................................   1,715,000       1,703,081
    FSA Insured, 5.00%, 12/01/30 ............................................................   4,000,000       3,939,720
    School Facilities Construction and Improvement, FSA Insured, 5.625%, 12/01/27 ...........   4,500,000       4,722,750
 Olmsted Falls Local School District GO, FGIC Insured, 5.85%, 12/15/17 ......................   1,500,000       1,622,190
 Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 .................   1,150,000       1,268,163
 Ottawa County Sewer System Revenue, Danbury Project, Refunding,
    AMBAC Insured, 5.50%, 10/01/14 ..........................................................   1,950,000       2,028,663
 Painesville Township Local School District GO, Lake County, FGIC Insured,
    5.625%, 12/01/09 ........................................................................   3,240,000       3,485,333
    5.65%, 12/01/15 .........................................................................   4,490,000       4,760,927
 Perrysburg Exempted Village School District GO,
    AMBAC Insured, 6.00%, 12/01/15 ..........................................................   2,000,000       2,119,440
    Series B, FSA Insured, 5.00%, 12/01/25 ..................................................   5,000,000       4,965,250
 Pickerington Local School District GO,
    AMBAC Insured, 5.00%, 12/01/25 ..........................................................   7,835,000       7,780,547
    School Facilities Construction and Improvement, FGIC Insured, 5.00%, 12/01/28 ...........   3,000,000       2,964,870
 Plain Local School District GO, FGIC Insured, 6.00%, 12/01/25 ..............................   4,500,000       4,948,785
 Puerto Rico Commonwealth GO, Refunding, MBIA Insured, 5.75%, 7/01/24 .......................   2,000,000       2,239,000
 Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/21 ....   4,000,000       4,131,760
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .................  11,000,000      11,139,370
 Revere Local School District GO, AMBAC Insured, 6.00%, 12/01/16 ............................   1,600,000       1,739,120
 Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
    6.00%, 12/01/24 .........................................................................   1,730,000       1,918,120
 Riverdale Local School District GO, Improvement, FGIC Insured, 5.20%, 12/01/23 .............   1,195,000       1,215,936
 Riverside Local School District GO, School Facilities Construction and Improvement,
    MBIA Insured, 5.75%, 12/01/22 ...........................................................   1,000,000       1,079,600
 Rural Lorain County Water Authority, Water Resource Revenue Improvement,
    AMBAC Insured, 5.875%, 10/01/24 .........................................................   3,100,000       3,347,411
 Salem GO, AMBAC Insured, 6.50%, 12/01/06 ...................................................   2,000,000       2,292,680
 Sidney City School District GO, School Improvement, Refunding, Series B,
    FGIC Insured, 5.25%, 12/01/23 ...........................................................   1,780,000       1,816,490
 South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ........................     700,000         762,650
 Southwest Regional Water District Revenue, MBIA Insured, 6.00%,
    12/01/15 ................................................................................   1,000,000       1,094,520
    12/01/20 ................................................................................     700,000         760,256
 South-Western City School District of Ohio Franklin and Pickway Counties GO,
    FGIC Insured, ETM, 7.875%,
    12/01/04 ................................................................................     550,000         631,703
    12/01/06 ................................................................................     600,000         727,092
    12/01/07 ................................................................................     600,000         740,280
 St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 .............   1,515,000       1,635,594

FRANKLIN TAX-FREE TRUST

                                                                                                 PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                        AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ................  $  600,000      $  612,456
 St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ..............................     750,000         765,570
 Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 .................................   2,775,000       2,939,558
 Steubenville City School District GO,
    School Facilities and Implementation, MBIA Insured, 5.60%, 12/01/22 .....................   1,500,000       1,586,910
    Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17 ..................................   2,075,000       2,270,776
 Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/25 .....   2,500,000       2,482,625
 Struthers City School District GO,
    AMBAC Insured, 6.50%, 12/01/14 ..........................................................   1,750,000       1,843,643
    Refunding, AMBAC Insured, 5.50%, 12/01/22 ...............................................   1,950,000       2,036,522
 Summit County GO,
    Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 .........................     400,000         412,128
    Sanitary Sewer System Improvement, FGIC Insured, 5.25%, 12/01/21 ........................   4,505,000       4,616,183
 Swanton Local School District GO, School Improvement, FGIC Insured, 5.25%, 12/01/25 ........   1,895,000       1,925,964
 Sycamore Community City School District COP, Blue Ash Elementary School Project,
    AMBAC Insured, 5.125%, 12/01/25 .........................................................   1,000,000       1,005,630
 Sylvania City School District GO,
    FGIC Insured, 5.75%, 12/01/22 ...........................................................   1,500,000       1,674,030
    Refunding, FGIC Insured, 5.00%, 12/01/22 ................................................   1,550,000       1,553,720
    Various Purpose, FGIC Insured, 5.30%, 12/01/20 ..........................................   2,225,000       2,294,709
 Toledo GO, Limited Tax,
    AMBAC Insured, 5.95%, 12/01/15 ..........................................................   3,715,000       4,034,862
    AMBAC Insured, 6.00%, 12/01/16 ..........................................................   1,000,000       1,109,870
    FGIC Insured, 7.375%, 12/01/02 ..........................................................     400,000         416,672
    FGIC Insured, 7.375%, 12/01/03 ..........................................................     650,000         709,976
    FGIC Insured, 7.375%, 12/01/04 ..........................................................     650,000         734,819
    FGIC Insured, 7.375%, 12/01/05 ..........................................................     650,000         751,823
    FGIC Insured, 7.375%, 12/01/06 ..........................................................     625,000         737,044
 Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 ...............................   1,475,000       1,511,388
 Trumbull County Hospital Revenue, Refunding and Improvement,
    Series A, FGIC Insured, Pre-Refunded, 6.25%, 11/15/12 ...................................   1,000,000       1,073,900
    Series B, FGIC Insured, Pre-Refunded, 6.90%, 11/15/12 ...................................   2,000,000       2,163,440
 Twinsburg GO,
    Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 ...................................   1,000,000       1,003,750
    Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ...............................   1,000,000       1,003,750
 Union Scioto Local School District GO, Classroom Facilities, FSA Insured, 5.50%, 12/01/22 ..   2,600,000       2,715,362
 University of Akron General Receipts Revenue, FGIC Insured,
    5.70%, 1/01/24 ..........................................................................   7,050,000       7,491,048
    5.75%, 1/01/29 ..........................................................................   1,500,000       1,591,425
 University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28   4,900,000       4,914,994
 University of Cincinnati General Receipt,
    Series AD, MBIA Insured, 5.125%, 6/01/20 ................................................   1,500,000       1,513,935
    Series W, MBIA Insured, 5.85%, 6/01/16 ..................................................   1,630,000       1,737,825
 University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .................   6,000,000       6,073,440
 University of Toledo General Receipt, Refunding, Series A, FGIC Insured, 5.90%, 6/01/20 ....   5,500,000       5,770,215
 Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 ...................   5,000,000       5,068,750
 Urbana Wastewater Treatment Plant GO, Improvement, AMBAC Insured, 7.05%, 12/01/11 ..........   1,000,000       1,057,520
 Valley Local School District GO, AMBAC Insured, 7.00%, 12/01/13 ............................   1,400,000       1,545,516
 Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 ...........................   1,200,000       1,291,632
 Warren GO, MBIA Insured, Pre-Refunded, 6.65%, 11/01/12 .....................................   2,415,000       2,652,008
 Warrensville Heights City School District GO, School Improvement, FGIC Insured,
    5.625%, 12/01/20 ........................................................................   3,500,000       3,716,650
    5.75%, 12/01/24 .........................................................................   2,750,000       2,957,763
aWaterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 ....................................   1,085,000       1,083,394
 Wausen Exempted Village School District GO, Refunding and School Improvements,
    MBIA Insured, 5.50%, 12/01/17 ...........................................................   1,800,000       1,886,130
 Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 ..............   1,800,000       1,972,404
 Western Reserve Local School District GO, MBIA Insured, 5.75%, 12/01/23 ....................   1,825,000       1,976,986
 Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue,
    St. Ann's Hospital, Refunding, Series B, AMBAC Insured, ETM, 7.00%, 9/15/12 .............   5,000,000       5,107,300

FRANKLIN TAX-FREE TRUST

                                                                                                  PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Westfall Local School District GO, School Facilities Construction Improvement,
    FGIC Insured, 6.00%, 12/01/22 ........................................................... $ 2,850,000    $  3,126,963
 Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
    6.00%, 6/15/21 ..........................................................................   2,510,000       2,706,056
    5.25%, 6/15/29 ..........................................................................   3,320,000       3,355,258
 Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ...............     500,000         538,970
 Wooster City School District GO, AMBAC Insured, Pre-Refunded, 6.50%, 12/01/17 ..............   8,700,000       9,205,731
 Worthington City School District GO, Refunding, FGIC Insured, 6.375%, 12/01/12 .............   2,350,000       2,425,313
 Youngstown State University General Receipts, AMBAC Insured, Pre-Refunded, 6.00%, 12/15/16 .   2,250,000       2,521,410
                                                                                                             -------------
 TOTAL BONDS                                                                                                  813,643,412
                                                                                                             -------------
aZERO COUPON BONDS .1%
 Marysville Ohio Exempted Village School District
    12/01/20 ................................................................................   1,000,000         376,970
    12/01/21 ................................................................................   1,000,000         355,770
                                                                                                             -------------
 TOTAL ZERO COUPON BONDS ....................................................................                     732,740
                                                                                                             -------------
 TOTAL LONG TERM INVESTMENTS (COST $769,666,721) ............................................                 814,376,152
                                                                                                             -------------
bSHORT TERM INVESTMENTS .5%
 Cuyahoga County Hospital Revenue, University Hospitals of Cleveland, Daily VRDN
    and Put, 1.35%, 1/01/16 .................................................................     830,000         830,000
 Ohio State Air Quality Development Authority Revenue, Cincinnati Gas and Electric,
    Refunding, Series A, Daily VRDN and Put, 1.35%, 9/01/30 .................................     300,000         300,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
    MBIA Insured, Weekly VRDN and Put, .95%, 12/01/15 .......................................   1,065,000       1,065,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ............................   1,500,000       1,500,000
                                                                                                             -------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,695,000) .............................................                   3,695,000
                                                                                                             -------------
 TOTAL INVESTMENTS (COST $773,361,721) 98.8% ................................................                 818,071,152
 OTHER ASSETS, LESS LIABILITIES 1.2% ........................................................                  10,285,577
                                                                                                             -------------
 NET ASSETS 100.0% ..........................................................................                $828,356,729
                                                                                                             =============


See glossary of terms on page 98.

aSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                          See notes to financial statements.                  97

FRANKLIN TAX-FREE TRUST

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC  - American Municipal Bond Assurance Corp.
BART   - Bay Area Rapid Transit
BIG    - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA    - Community Development Authority/Agency
CDD    - Community Development District
COP    - Certificate of Participation
EDA    - Economic Development Authority
EDC    - Economic Development Corp.
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FHA    - Federal Housing Authority/Agency
FSA    - Financial Security Assistance
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDA    - Housing Development Authority/Agency
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
HFAR   - Housing Finance Authority Revenue
HFC    - Housing Finance Corp.
HMR    - Home Mortgage Revenue
IDA    - Industrial Development Authority/Agency
IDAR   - Industrial Development Authority/Agency Revenue
IDR    - Industrial Development Revenue
ISD    - Independent School District
LTD.   - Limited
MBIA   - Municipal Bond Investors Assurance Corp.
MFH    - Multi-Family Housing
MFHR   - Multi-Family Housing Revenue
MFMR   - Multi-Family Mortgage Revenue
MFR    - Multi-Family Revenue
MUD    - Municipal Utility District
PBA    - Public Building Authority
PCR    - Pollution Control Revenue
PUD    - Public Utility District
RDA    - Redevelopment Authority/Agency
RDAR   - Redevelopment Authority/Agency Revenue
RMR    - Residential Mortgage Revenue
SFHR   - Single Family Housing Revenue
SFM    - Single Family Mortgage
SFMR   - Single Family Mortgage Revenue
USD    - Unified School District
VRDN   - Variable Rate Demand Notes

FRANKLIN TAX-FREE TRUST

Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002

                                                                                                 FRANKLIN              FRANKLIN
                                                          FRANKLIN FLORIDA      FRANKLIN       MASSACHUSETTS           MICHIGAN
                                                          INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE     INSURED TAX-FREE
                                                             INCOME FUND      INCOME FUND       INCOME FUND           INCOME FUND
                                                          --------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .................................................    $119,013,550      $1,584,427,192    $393,834,869         $1,196,183,426
                                                          ==========================================================================
  Value ................................................     125,962,065       1,669,356,253     413,286,439          1,275,976,041
Cash ...................................................          59,622              22,613          24,119                 57,884
Receivables:
  Capital shares sold ..................................         356,401           3,172,308         790,768              1,714,730
  Interest .............................................       1,934,167          21,765,285       5,020,013             19,199,305
                                                          --------------------------------------------------------------------------
      Total assets .....................................     128,312,255       1,694,316,459     419,121,339          1,296,947,960
                                                          --------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ......................             --            6,290,071       3,015,910                     --
  Capital shares redeemed ..............................         384,640             878,729         400,903                972,541
  Affiliates ...........................................          76,057             867,539         232,010                694,061
  Shareholders .........................................          86,009           1,253,097         258,026                670,206
 Distributions to shareholders .........................         154,349           2,112,256         524,153              1,635,727
 Other liabilities .....................................          16,344             108,586          36,760                 85,219
                                                          --------------------------------------------------------------------------
      Total liabilities ................................         717,399          11,510,278       4,467,762              4,057,754
                                                          --------------------------------------------------------------------------
       Net assets, at value ............................    $127,594,856      $1,682,806,181    $414,653,577         $1,292,890,206
                                                          ==========================================================================
Net assets consist of:
 Undistributed net investment income ...................        $ 13,166        $ (1,691,886)     $ (141,776)            $ (807,019)
 Net unrealized appreciation ...........................       6,948,515          84,929,061      19,451,570             79,792,615
 Accumulated net realized gain (loss) ..................      (2,568,657)         (3,409,788)     (1,661,241)             1,174,191
 Capital shares ........................................     123,201,832       1,602,978,794     397,005,024          1,212,730,419
                                                          --------------------------------------------------------------------------
       Net assets, at value ............................    $127,594,856      $1,682,806,181    $414,653,577         $1,292,890,206
                                                          ==========================================================================
CLASS A:
 Net assets, at value ..................................    $127,594,856      $1,554,245,256    $382,299,739         $1,185,151,603
                                                          ==========================================================================
 Shares outstanding ....................................      12,157,633         128,165,945      32,855,189             96,753,600
                                                          ==========================================================================
 Net asset value per sharea ............................          $10.50              $12.13          $11.64                 $12.25
                                                          ==========================================================================
 Maximum offering price per share
    (net asset value per share / 95.75%) ...............          $10.97              $12.67          $12.16                 $12.79
                                                          ==========================================================================
CLASS B:
 Net assets, at value ..................................              --        $ 38,158,324              --           $ 30,224,870
                                                          ==========================================================================
 Shares outstanding ....................................              --           3,135,728              --              2,458,403
                                                          ==========================================================================
 Net asset value and maximum offering price per sharea .              --              $12.17              --                 $12.29
                                                          ==========================================================================
CLASS C:
 Net assets, at value ..................................              --        $ 90,402,601    $ 32,353,838           $ 77,513,733
                                                          ==========================================================================
 Shares outstanding ....................................              --           7,403,003       2,764,292              6,279,946
                                                          ==========================================================================
 Net asset value per sharea ............................              --              $12.21          $11.70                 $12.34
                                                          ==========================================================================
 Maximum offering price per share
    (net asset value per share / 99%) ..................              --              $12.33          $11.82                 $12.46
                                                          ==========================================================================


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                     See notes to financial statements.                       99

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2002

                                                                                             FRANKLIN
                                                                                            MINNESOTA             FRANKLIN OHIO
                                                                                         INSURED TAX-FREE        INSURED TAX-FREE
                                                                                             INCOME FUND            INCOME FUND
                                                                                         -----------------------------------------
Assets:
 Investments in securities:
  Cost ................................................................................     $505,235,374           $773,361,721
                                                                                         =========================================
  Value ...............................................................................      526,779,363            818,071,152
 Cash .................................................................................           14,695                 89,298
 Receivables:
  Capital shares sold .................................................................        1,296,163              3,174,260
  Interest ............................................................................        4,928,547             11,626,362
                                                                                         -----------------------------------------
     Total assets .....................................................................      533,018,768            832,961,072
                                                                                         -----------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................        6,257,327              1,818,414
  Capital shares redeemed .............................................................          458,156                796,256
  Affiliates ..........................................................................          287,430                454,027
  Shareholders ........................................................................          321,288                404,500
 Distributions to shareholders ........................................................          662,404              1,046,313
 Other liabilities ....................................................................           43,714                 84,833
                                                                                         -----------------------------------------
      Total liabilities ...............................................................        8,030,319              4,604,343
                                                                                         -----------------------------------------
       Net assets, at value ...........................................................     $524,988,449           $828,356,729
                                                                                         =========================================
Net assets consist of:
 Undistributed net investment income ..................................................       $ (376,011)            $ (276,849)
 Net unrealized appreciation ..........................................................       21,543,989             44,709,431
 Accumulated net realized loss ........................................................       (4,466,584)            (3,465,951)
 Capital shares .......................................................................      508,287,055            787,390,098
                                                                                         -----------------------------------------
       Net assets, at value ...........................................................     $524,988,449           $828,356,729
                                                                                         =========================================
CLASS A:
 Net assets, at value .................................................................     $485,818,327           $752,422,883
                                                                                         =========================================
 Shares outstanding ...................................................................       40,532,705             60,822,051
                                                                                         =========================================
 Net asset value per sharea ...........................................................           $11.99                 $12.37
                                                                                         =========================================
 Maximum offering price per share (net asset value per share / 95.75%) ................           $12.52                 $12.92
                                                                                         =========================================
CLASS B:
 Net assets, at value .................................................................               --           $ 16,628,770
                                                                                         =========================================
 Shares outstanding ...................................................................               --              1,340,622
                                                                                         =========================================
 Net asset value and maximum offering price per sharea ................................               --                 $12.40
                                                                                         =========================================
CLASS C:
 Net assets, at value .................................................................     $ 39,170,122           $ 59,305,076
                                                                                         =========================================
 Shares outstanding ...................................................................        3,250,170              4,763,033
                                                                                         =========================================
 Net asset value per sharea ...........................................................           $12.05                 $12.45
                                                                                         =========================================
 Maximum offering price per share (net asset value per share / 99%) ...................           $12.17                 $12.58
                                                                                         =========================================


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.


100                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2002

                                                                                    FRANKLIN         FRANKLIN
                                                              FRANKLIN FLORIDA      INSURED        MASSACHUSETTS   FRANKLIN MICHIGAN
                                                              INSURED TAX-FREE      TAX-FREE     INSURED TAX-FREE  INSURED TAX-FREE
                                                                 INCOME FUND       INCOME FUND      INCOME FUND          INCOME FUND
                                                              ----------------------------------------------------------------------

Investment income:
 Interest ..................................................     $6,552,105        $88,923,365       $20,996,654        $66,722,299
                                                              ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................        739,161          7,511,494         1,987,065          5,792,905
 Distribution fees (Note 3)
  Class A ..................................................        122,272          1,401,888           343,250          1,085,373
  Class B ..................................................             --            138,120                --            128,349
  Class C ..................................................             --            481,106           191,601            415,165
 Transfer agent fees (Note 3) ..............................         49,798            743,473           171,019            652,778
 Custodian fees ............................................          1,225             16,059             3,821             12,204
 Reports to shareholders ...................................          7,201             79,266            20,476             69,655
 Registration and filing fees ..............................          5,092            104,125            16,584             24,582
 Professional fees .........................................         14,368             31,692            16,476             30,270
 Trustees' fees and expenses ...............................          1,288             16,927             4,007             12,824
 Other .....................................................         11,045             89,950            24,235             49,934
                                                              ----------------------------------------------------------------------
      Total expenses .......................................        951,450         10,614,100         2,778,534          8,274,039
                                                              ----------------------------------------------------------------------
       Net investment income ...............................      5,600,655         78,309,265        18,218,120         58,448,260
                                                              ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .................       (104,869)         1,601,265           187,266          3,045,611
 Net unrealized appreciation on investments ................      1,713,127         19,285,155         2,950,145         14,451,636
                                                              ----------------------------------------------------------------------
Net realized and unrealized gain ...........................      1,608,258         20,886,420         3,137,411         17,497,247
                                                              ----------------------------------------------------------------------
Net increase in net assets resulting from operations .......     $7,208,913        $99,195,685       $21,355,531        $75,945,507
                                                              ======================================================================


                     See notes to financial statements.                      101

FRANKLIN TAX-FREE TRUST

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2002

                                                                                              FRANKLIN
                                                                                              MINNESOTA          FRANKLIN OHIO
                                                                                           INSURED TAX-FREE    INSURED TAX-FREE
                                                                                             INCOME FUND          INCOME FUND
                                                                                           -------------------------------------

Investment income:
 Interest ...............................................................................     $27,897,792         $43,032,040
                                                                                           -------------------------------------
Expenses:
 Management fees (Note 3) ...............................................................       2,548,817           3,779,150
 Distribution fees (Note 3)
  Class A ...............................................................................         453,757             704,643
  Class B ...............................................................................              --              62,452
  Class C ...............................................................................         193,534             319,828
 Transfer agent fees (Note 3) ...........................................................         261,109             401,861
 Custodian fees .........................................................................           5,080               7,733
 Reports to shareholders ................................................................          31,059              45,702
 Registration and filing fees ...........................................................          14,784              18,643
 Professional fees ......................................................................          17,779              28,993
 Trustees' fees and expenses ............................................................           5,376               8,203
 Other ..................................................................................          25,555              41,739
                                                                                           -------------------------------------
      Total expenses ....................................................................       3,556,850           5,418,947
                                                                                           -------------------------------------
       Net investment income ............................................................      24,340,942          37,613,093
                                                                                           -------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments .....................................................          97,505              94,804
 Net unrealized appreciation on investments .............................................       3,995,823          10,998,040
                                                                                           -------------------------------------
Net realized and unrealized gain ........................................................       4,093,328          11,092,844
                                                                                           -------------------------------------
Net increase in net assets resulting from operations ....................................     $28,434,270         $48,705,937
                                                                                           =====================================

102                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                           FRANKLIN FLORIDA INSURED          FRANKLIN INSURED
                                                                            TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                                     --------------------------------------------------------------
                                                                          2002            2001              2002           2001
                                                                     --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................  $  5,600,655  $  5,346,541     $   78,309,265  $   77,899,113
  Net realized gain (loss) from investments .......................      (104,869)     (653,712)         1,601,265        (475,525)
  Net unrealized appreciation on investments ......................     1,713,127     8,821,512         19,285,155      94,546,935
                                                                     --------------------------------------------------------------
      Net increase in net assets resulting from operations ........     7,208,913    13,514,341         99,195,685     171,970,523
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................................    (5,657,998)   (5,285,246)       (74,995,218)    (74,803,497)
   Class B ........................................................            --            --           (910,449)        (69,273)
   Class C ........................................................            --            --         (3,224,863)     (2,565,333)
                                                                     --------------------------------------------------------------
 Total distributions to shareholders ..............................    (5,657,998)   (5,285,246)       (79,130,530)    (77,438,103)
 Capital share transactions: (Note 2)
   Class A ........................................................     9,462,927      (479,381)        63,368,441     (64,392,458)
   Class B ........................................................            --            --         31,563,478       6,142,910
   Class C ........................................................            --            --         27,216,744       2,073,737
                                                                     --------------------------------------------------------------

 Total capital share transactions .................................     9,462,927      (479,381)       122,148,663     (56,175,811)
      Net increase in net assets ..................................    11,013,842     7,749,714        142,213,818      38,356,609
Net assets:
 Beginning of year ................................................   116,581,014   108,831,300      1,540,592,363   1,502,235,754
                                                                     --------------------------------------------------------------
 End of year ......................................................  $127,594,856  $116,581,014     $1,682,806,181  $1,540,592,363
                                                                     ==============================================================
Undistributed net investment income included in net assets:
 End of year ......................................................  $     13,166  $     69,168     $   (1,691,886) $   (1,402,559)
                                                                     ==============================================================


                     See notes to financial statements.                      103

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                      FRANKLIN MASSACHUSETTS INSURED     FRANKLIN MICHIGAN INSURED
                                                                         TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                                     --------------------------------------------------------------
                                                                          2002            2001              2002           2001
                                                                     --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................  $ 18,218,120  $ 17,179,225     $   58,448,260  $   56,155,230
  Net realized gain (loss) from investments .......................       187,266      (465,128)         3,045,611        (490,045)
  Net unrealized appreciation on investments ......................     2,950,145    24,369,861         14,451,636      66,898,360
                                                                     --------------------------------------------------------------
      Net increase in net assets resulting from operations ........    21,355,531    41,083,958         75,945,507     122,563,545
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................................   (17,126,179)  (15,887,604)       (55,343,998)    (53,459,066)
   Class B ........................................................            --            --           (829,559)       (124,442)
   Class C ........................................................    (1,257,386)   (1,220,582)        (2,718,321)     (2,181,898)
                                                                     --------------------------------------------------------------
 Total distributions to shareholders ..............................   (18,383,565)  (17,108,186)       (58,891,878)    (55,765,406)
 Capital share transactions: (Note 2)
   Class A ........................................................    51,896,159      (904,760)        84,602,241     (36,699,951)
   Class B ........................................................            --            --         22,108,918       7,409,101
   Class C ........................................................     3,738,134      (807,109)        22,944,215       1,621,257
                                                                     --------------------------------------------------------------
 Total capital share transactions .................................    55,634,293    (1,711,869)       129,655,374     (27,669,593)
      Net increase in net assets ..................................    58,606,259    22,263,903        146,709,003      39,128,546
Net assets:
 Beginning of year ................................................   356,047,318   333,783,415      1,146,181,203   1,107,052,657
                                                                     --------------------------------------------------------------
 End of year ......................................................  $414,653,577  $356,047,318     $1,292,890,206  $1,146,181,203
                                                                     ==============================================================
Undistributed net investment income included in net assets:
 End of year ......................................................  $   (141,776) $    (67,524)    $     (807,019) $     (466,418)
                                                                     ==============================================================

104                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                     FRANKLIN MINNESOTA INSURED           FRANKLIN OHIO INSURED
                                                                         TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                     -------------------------------------------------------------
                                                                          2002            2001              2002           2001
                                                                     -------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................  $ 24,340,942  $ 23,860,011       $ 37,613,093   $ 36,836,263
  Net realized gain (loss) from investments .......................        97,505    (3,186,214)            94,804     (2,272,686)
  Net unrealized appreciation on investments ......................     3,995,823    34,513,019         10,998,040     44,062,488
                                                                     -------------------------------------------------------------
      Net increase in net assets resulting from operations ........    28,434,270    55,186,816         48,705,937     78,626,065
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................................   (23,247,919)  (22,758,162)       (35,527,889)   (34,715,424)
   Class B ........................................................            --            --           (411,120)       (61,315)
   Class C ........................................................    (1,265,988)   (1,010,156)        (2,130,271)    (1,818,624)
                                                                     -------------------------------------------------------------
 Total distributions to shareholders ..............................   (24,513,907)  (23,768,318)       (38,069,280)   (36,595,363)
 Capital share transactions: (Note 2)
   Class A ........................................................    16,379,979   (15,306,119)        43,772,379    (29,839,813)
   Class B ........................................................            --            --         12,822,961      3,490,517
   Class C ........................................................    14,191,507     1,413,796         16,551,370       (448,940)
                                                                     -------------------------------------------------------------
 Total capital share transactions .................................    30,571,486   (13,892,323)        73,146,710    (26,798,236)
      Net increase in net assets ..................................    34,491,849    17,526,175         83,783,367     15,232,466
Net assets:
 Beginning of year ................................................   490,496,600   472,970,425        744,573,362    729,340,896
                                                                     -------------------------------------------------------------
 End of year ......................................................  $524,988,449  $490,496,600       $828,356,729   $744,573,362
                                                                     =============================================================
Undistributed net investment income included in net assets:
 End of year ......................................................  $   (376,011) $   (284,111)      $   (276,849)  $     80,164
                                                                     =============================================================


                     See notes to financial statements.                      105

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Florida Insured Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy or a secondary insurance policy. Some municipal securities in the Trust are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. Prior to March 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

                                                                          FRANKLIN         FRANKLIN        FRANKLIN      FRANKLIN
                                    FRANKLIN FLORIDA     FRANKLIN       MASSACHUSETTS      MICHIGAN        MINNESOTA   OHIO INSURED
                                    INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE TAX-FREE
                                      INCOME FUND       INCOME FUND      INCOME FUND     INCOME FUND      INCOME FUND   INCOME FUND
                                    ------------------------------------------------------------------------------------------------
Increase in cost of investments ..      $1,167           $582,851         $98,755         $113,550         $94,375       $104,453

The effect of this change for the year ended February 28, 2002 was as listed below:

                                                                          FRANKLIN         FRANKLIN        FRANKLIN      FRANKLIN
                                    FRANKLIN FLORIDA     FRANKLIN       MASSACHUSETTS      MICHIGAN        MINNESOTA   OHIO INSURED
                                    INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE TAX-FREE
                                      INCOME FUND       INCOME FUND      INCOME FUND      INCOME FUND     INCOME FUND   INCOME FUND
                                    ------------------------------------------------------------------------------------------------
Increase (decrease) in net investment
  income .........................        $520          $(131,580)        $33,560          $27,254         $22,948        $20,760
Increase (decrease) in unrealized gains   (694)           182,493         (25,998)         (16,721)         (9,638)       (15,481)
Increase (decrease) in realized gains      174            (50,913)         (7,562)         (10,533)        (13,310)        (5,279)

The per share effect of this change for the year ended February 28, 2002 was less than $.005 for each Fund.

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                               CLASS A & CLASS C                              CLASS A, CLASS B, & CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Franklin Florida Insured Tax-Free     Franklin Massachusetts Insured Tax-Free        Franklin Insured Tax-Free
   Income Fund                          Income Fund                                     Income Fund
                                      Franklin Minnesota Insured Tax-Free            Franklin Michigan Insured Tax-Free Income Fund
                                        Income Fund                                  Franklin Ohio Insured Tax-Free Income Fund

At February 28, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                  FRANKLIN FLORIDA INSURED                FRANKLIN INSURED
                                                                    TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------------------
CLASS A SHARES:                                                      SHARES      AMOUNT                 SHARES        AMOUNT
                                                                 -------------------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................   2,557,416   $ 26,662,110            16,833,979   $ 202,407,491
 Shares issued in reinvestment of distributions ...............     244,438      2,549,200             2,790,550      33,584,610
 Shares redeemed ..............................................  (1,897,313)   (19,748,383)          (14,349,903)   (172,623,660)
                                                                 -------------------------------------------------------------------
Net increase ..................................................     904,541   $  9,462,927             5,274,626   $  63,368,441
                                                                 ===================================================================
Year ended February 28, 2001
 Shares sold ..................................................   1,614,142   $ 16,308,931             9,385,439   $ 109,765,798
 Shares issued in reinvestment of distributions ...............     211,980      2,118,259             2,839,500     32,960,360
 Shares redeemed ..............................................  (1,897,552)   (18,906,571)          (17,897,910)   (207,118,616)
                                                                 -------------------------------------------------------------------
Net decrease ..................................................     (71,430)  $   (479,381)           (5,672,971)  $ (64,392,458)
                                                                 ===================================================================


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                    FRANKLIN INSURED
                                                                                                  TAX-FREE INCOME FUND
                                                                                              ----------------------------
                                                                                                  SHARES        AMOUNT
CLASS B SHARES:                                                                               ----------------------------
Year ended February 28, 2002
 Shares sold ...............................................................................    2,763,589   $ 33,398,365
 Shares issued in reinvestment of distributions ............................................       45,528        550,595
 Shares redeemed ...........................................................................     (197,498)    (2,385,482)
                                                                                              ----------------------------
Net increase ...............................................................................    2,611,619   $ 31,563,478
                                                                                              ============================
Year ended February 28, 2001
 Shares sold ...............................................................................      524,141   $  6,210,205
 Shares issued in reinvestment of distributions ............................................        3,528         41,646
 Shares redeemed ...........................................................................       (9,186)      (108,941)
                                                                                              ----------------------------
Net increase ...............................................................................      518,483   $  6,142,910
                                                                                              ============================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ...............................................................................    2,930,627   $ 35,537,518
 Shares issued in reinvestment of distributions ............................................      156,179      1,892,530
 Shares redeemed ...........................................................................     (844,569)   (10,213,304)
                                                                                              ----------------------------
Net increase ...............................................................................    2,242,237   $ 27,216,744
                                                                                              ============================
Year ended February 28, 2001
 Shares sold ...............................................................................    1,163,676   $ 13,782,001
 Shares issued in reinvestment of distributions ............................................      125,690      1,468,509
 Shares redeemed ...........................................................................   (1,134,535)   (13,176,773)
                                                                                              ----------------------------
Net increase ...............................................................................      154,831   $  2,073,737
                                                                                              ============================


                                                                          FRANKLIN
                                                                    MASSACHUSETTS INSURED       FRANKLIN MICHIGAN INSURED
                                                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                                ----------------------------------------------------------
CLASS A SHARES:                                                      SHARES      AMOUNT          SHARES        AMOUNT
                                                                ----------------------------------------------------------
Year ended February 28, 2002
 Shares sold .................................................    6,667,872  $ 77,240,450      13,042,912  $ 158,406,247
 Shares issued in reinvestment of distributions ..............      721,830     8,354,231       2,374,547     28,873,533
 Shares redeemed .............................................   (2,922,702)  (33,698,522)     (8,447,157)  (102,677,539)
                                                                ----------------------------------------------------------
Net increase .................................................    4,467,000  $ 51,896,159       6,970,302  $  84,602,241
                                                                ==========================================================
Year ended February 28, 2001

 Shares sold .................................................    2,507,175  $ 28,085,379       5,928,104  $  69,912,103
 Shares issued in reinvestment of distributions ..............      686,324     7,635,474       2,342,227     27,438,964
 Shares redeemed .............................................   (3,317,090)  (36,625,613)    (11,487,789)  (134,051,018)
                                                                ----------------------------------------------------------
Net decrease .................................................     (123,591) $   (904,760)     (3,217,458) $ (36,699,951)
                                                                ==========================================================
CLASS B SHARES:
Year ended February 28, 2002
 Shares sold ...............................................................................    1,833,326  $  22,353,029
 Shares issued in reinvestment of distributions ............................................       44,277        540,839
 Shares redeemed ...........................................................................      (64,486)      (784,950)
                                                                                              ----------------------------
Net increase ...............................................................................    1,813,117  $  22,108,918
                                                                                              ============================

Year ended February 28, 2001
 Shares sold ...............................................................................      633,064  $   7,497,511
 Shares issued in reinvestment of distributions ............................................        6,012         71,652
 Shares redeemed ...........................................................................      (13,826)      (160,062)
                                                                                              ----------------------------
Net increase ...............................................................................      625,250  $   7,409,101
                                                                                              ============================

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                          FRANKLIN
                                                                    MASSACHUSETTS INSURED       FRANKLIN MICHIGAN INSURED
                                                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                                ----------------------------------------------------------
CLASS C SHARES:                                                      SHARES      AMOUNT          SHARES        AMOUNT
                                                                ----------------------------------------------------------
Year ended February 28, 2002
 Shares sold .................................................      847,308   $ 9,880,628       2,311,583   $ 28,306,118
 Shares issued in reinvestment of distributions ..............       73,481       855,041         145,879      1,787,347
 Shares redeemed .............................................     (603,298)   (6,997,535)       (584,374)    (7,149,250)
                                                                ----------------------------------------------------------
Net increase .................................................      317,491   $ 3,738,134       1,873,088   $ 22,944,215
                                                                ==========================================================
Year ended February 28, 2001

 Shares sold .................................................      428,505   $ 4,808,613         875,356   $ 10,418,338
 Shares issued in reinvestment of distributions ..............       74,932       838,012         121,327      1,431,944
 Shares redeemed .............................................     (578,232)   (6,453,734)       (872,402)   (10,229,025)
                                                                ----------------------------------------------------------
Net increase (decrease) ......................................      (74,795)  $  (807,109)        124,281   $  1,621,257
                                                                ==========================================================


                                                                   FRANKLIN MINNESOTA INSURED      FRANKLIN OHIO INSURED
                                                                      TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                ----------------------------------------------------------
CLASS A SHARES:                                                        SHARES      AMOUNT          SHARES      AMOUNT
                                                                ----------------------------------------------------------
Year ended February 28, 2002
 Shares sold .................................................    4,855,921   $57,927,992       7,349,999    $90,221,895
 Shares issued in reinvestment of distributions ..............    1,041,503    12,442,171       1,460,571     17,926,475
 Shares redeemed .............................................   (4,531,166)  (53,990,184)     (5,246,223)   (64,375,991)
                                                                ----------------------------------------------------------
Net increase .................................................    1,366,258   $16,379,979       3,564,347    $43,772,379
                                                                ==========================================================
Year ended February 28, 2001
 Shares sold .................................................    2,452,226   $28,465,039       3,974,378    $47,372,116
 Shares issued in reinvestment of distributions ..............    1,073,063    12,334,571       1,482,671     17,592,772
 Shares redeemed .............................................   (4,898,395)  (56,105,729)     (8,023,102)   (94,804,701)
                                                                ----------------------------------------------------------
Net decrease .................................................   (1,373,106) $(15,306,119)     (2,566,053)  $(29,839,813)
                                                                ==========================================================
CLASS B SHARES:
Year ended February 28, 2002
 Shares sold ...............................................................................    1,079,786   $ 13,286,628
 Shares issued in reinvestment of distributions ............................................       21,747        267,985
 Shares redeemed ...........................................................................      (59,286)      (731,652)
                                                                                              ----------------------------
Net increase ...............................................................................    1,042,247   $ 12,822,961
                                                                                              ============================
Year ended February 28, 2001
 Shares sold ...............................................................................      288,351   $  3,449,200
 Shares issued in reinvestment of distributions ............................................        3,437         41,317
                                                                                              ----------------------------
Net increase ...............................................................................      291,788   $  3,490,517
                                                                                              ============================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold .................................................    1,412,309   $16,980,707       1,725,320   $ 21,331,886
 Shares issued in reinvestment of distributions ..............       75,200       903,217         108,112      1,335,244
 Shares redeemed .............................................     (307,307)   (3,692,417)       (496,900)    (6,115,760)
                                                                ----------------------------------------------------------
Net increase .................................................    1,180,202   $14,191,507       1,336,532   $ 16,551,370
                                                                ==========================================================
Year ended February 28, 2001
 Shares sold .................................................      377,632   $ 4,380,966         525,831   $  6,315,062
 Shares issued in reinvestment of distributions ..............       63,645       735,338         103,662      1,236,128
 Shares redeemed .............................................     (323,446)  (3,702,508)        (671,869)    (8,000,130)
                                                                ----------------------------------------------------------
Net increase (decrease) ......................................      117,831   $ 1,413,796         (42,376)  $   (448,940)
                                                                ==========================================================

FRANKLIN TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

     ANNUALIZED FEE RATE     MONTH-END NET ASSETS
     ---------------------------------------------------------------------------
             .625%           First $100 million
             .500%           Over $100 million, up to and including $250 million
             .450%           In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                          FRANKLIN         FRANKLIN        FRANKLIN      FRANKLIN
                                    FRANKLIN FLORIDA     FRANKLIN       MASSACHUSETTS      MICHIGAN        MINNESOTA   OHIO INSURED
                                    INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE TAX-FREE
                                      INCOME FUND       INCOME FUND      INCOME FUND     INCOME FUND      INCOME FUND   INCOME FUND
                                    ------------------------------------------------------------------------------------------------
Net commissions paid ..............     $14,977        $1,323,522         $154,979        $1,158,010       $188,996     $548,373

Contingent deferred sales charges .     $    --        $   57,337         $  8,018        $   64,135       $  8,414     $ 35,839

The Funds paid transfer agent fees of $2,280,038 of which $1,661,501 was paid to Investor Services.


4. INCOME TAXES

At February 28, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                          FRANKLIN        FRANKLIN      FRANKLIN
                                                    FRANKLIN FLORIDA     FRANKLIN       MASSACHUSETTS     MINNESOTA   OHIO INSURED
                                                    INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE TAX-FREE
                                                      INCOME FUND       INCOME FUND      INCOME FUND     INCOME FUND   INCOME FUND
                                                    --------------------------------------------------------------------------------
Capital loss carryovers expiring in:
2003 ..............................................    $1,100,392       $       --        $       --     $       --   $       --
2005 ..............................................       167,156               --                --             --           --
2008 ..............................................       497,948        1,881,009         1,052,269      1,391,185    1,196,416
2009 ..............................................       546,752        1,525,660           608,972      2,286,638    1,741,823
2010 ..............................................       256,409               --                --        788,761      527,712
                                                    --------------------------------------------------------------------------------
                                                       $2,568,657       $3,406,669        $1,661,241     $4,466,584   $3,465,951
                                                    ================================================================================

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts.

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (CONT.)

For the Funds, the tax characters of distributions paid during the year ended February 28, 2002, were the same for financial statement and tax purposes.

At February 28, 2002, the cost of investments, net unrealized appreciation, undistributed tax-exempt income and undistributed short-term and long-term capital gains for income tax purposes were as follows:

                                                                          FRANKLIN         FRANKLIN        FRANKLIN      FRANKLIN
                                    FRANKLIN FLORIDA     FRANKLIN       MASSACHUSETTS      MICHIGAN        MINNESOTA   OHIO INSURED
                                    INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE TAX-FREE
                                      INCOME FUND       INCOME FUND      INCOME FUND     INCOME FUND      INCOME FUND   INCOME FUND
                                    ------------------------------------------------------------------------------------------------
Investments at cost ...............   $119,011,689   $1,584,029,953     $393,710,116    $1,196,053,155   $505,131,361  $773,241,787
                                    ================================================================================================
Unrealized appreciation ...........   $  6,951,787   $   85,818,153     $ 19,710,992    $   80,348,233   $ 22,136,335  $ 45,047,004
Unrealized depreciation ...........         (1,411)        (491,853)        (134,669)         (425,347)      (488,333)     (217,639)
                                    ------------------------------------------------------------------------------------------------
Net unrealized appreciation .......   $  6,950,376   $   85,326,300     $ 19,576,323    $   79,922,886   $ 21,648,002  $ 44,829,365
                                    ================================================================================================

Undistributed tax-exempt income ...   $    165,653   $       20,012     $    257,625    $      698,437   $    182,380  $    649,529
Undistributed short-term capital gains          --               --               --                --             --            --
Undistributed long-term capital gains           --               --               --         1,174,191             --            --
                                    ------------------------------------------------------------------------------------------------
Distributable earnings ............   $    165,653   $       20,012     $    257,625    $    1,872,628   $    182,380  $    649,529
                                    ================================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2002 were as follows:

                                                                          FRANKLIN         FRANKLIN        FRANKLIN      FRANKLIN
                                    FRANKLIN FLORIDA     FRANKLIN       MASSACHUSETTS      MICHIGAN        MINNESOTA   OHIO INSURED
                                    INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE TAX-FREE
                                      INCOME FUND       INCOME FUND      INCOME FUND     INCOME FUND      INCOME FUND   INCOME FUND
                                    ------------------------------------------------------------------------------------------------
Purchases ........................     $32,543,450     $253,993,215      $78,100,466      $246,042,083    $48,987,023  $144,030,719
Sales ............................     $27,655,338     $133,983,746      $23,723,831      $106,721,068    $24,359,735  $ 73,983,071


6. MERGER

On March 8, 2001, the Franklin Arizona Tax-Free Income Fund acquired the net assets of Franklin Arizona Insured Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Arizona Insured Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 6,843,792 Class A shares of the Franklin Arizona Tax-Free Income Fund (valued at $10.85) for the net assets of the Franklin Arizona Insured Tax-Free Income Fund which aggregated $74,255,143, including $3,467,723 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Arizona Tax-Free Income Fund immediately after the merger were $880,243,633.

FRANKLIN TAX-FREE TRUST

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting a part of the Franklin Tax-Free Trust (hereafter referred to as the "Trust") at February 28, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 8, 2002

FRANKLIN TAX-FREE TRUST
Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2002.

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Franklin Michigan Insured Tax-Free Income Fund hereby designates $1,174,191 as capital gain dividend for the fiscal year ended February 28, 2002.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                             LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80)    Trustee         Since 1984        108              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated
(gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)        Trustee         Since 1984        139              Director, RBC Holdings, Inc. (bank holding company)
One Franklin Parkway                                                            and Bar-S Foods (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)     Trustee         Since 1989        140              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)        Trustee         Since 1998        85               Director, Amerada Hess Corporation (exploration and
One Franklin Parkway                                                            refining of oil and gas); Hercules Incorporated
San Mateo, CA 94403-1906                                                        (chemicals, fibers and resins); Beverly Enterprises,
                                                                                Inc. (health care); H.J. Heinz Company (processed
                                                                                foods and allied products); RTI International
                                                                                Metals, Inc. (manufacture and distribution of
                                                                                titanium); Digex Incorporated (web hosting
                                                                                provider); and Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)       Trustee         Since 1984        108              Director, The California Center for Land Recycling
One Franklin Parkway                                                            (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)       Trustee         Since 1992        139              Director, Martek Biosciences Corporation; WorldCom,
One Franklin Parkway                                                            Inc. (communications services); MedImmune, Inc.
San Mateo, CA 94403-1906                                                        (biotechnology); Overstock.com (Internet services);
                                                                                and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President,
National Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                             LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)    Chairman of     Since 1984        139              None
One Franklin Parkway         the Board
San Mateo, CA 94403-1906     and Trustee

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)President and   Since 1984        120              None
One Franklin Parkway         Trustee
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (42)          Vice President  Since 2000        Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)         Vice President  Since 1986        Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (37)   Vice President  Since 2000        Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)      Vice President  Since 1995        Not Applicable   None
One Franklin Parkway         and Chief
San Mateo, CA 94403-1906     Financial
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)           Vice President  Since 2000        Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------



                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                             LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)        Vice President  Since 2000        Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)         Vice President  Since 1985        Not Applicable   None
26335 Carmel Rancho Blvd.
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services,
Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)    Treasurer and   Since 2000        Not Applicable   None
One Franklin Parkway         Principal
San Mateo, CA 94403-1906     Accounting
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)       Vice President  Since 2000        Not Applicable   None
One Franklin Parkway         and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (40)            Vice President  Since 2000        Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.



--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------
116

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton at 1-800/DIAL BEN(REGISTRATION MARK) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund(1)
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small Cap Growth Fund II(2)
Franklin Small-Mid Cap
 Growth Fund(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Growth and Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(4)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(6)
Franklin Short-Intermediate
 U.S. Government Securities Fund(5)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(5)
Franklin Federal Money Fund(5)
Franklin Money Fund(5)

TAX-FREE INCOME(7)
Double Tax-Free Income Fund(8)
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund
Tax-Exempt Money Fund(5)

STATE-SPECIFIC
TAX-FREE INCOME(7)
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

1. On 9/1/01, the fund reopened to new investors. The fund will close again when assets reach $2 billion.

2. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.

3. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.

4.  Formerly Franklin Value Fund. Effective 11/1/01, the fund's name changed.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. For investors subject to federal or state alternative minimum tax, all or a portion of the dividend income may be subject to such tax, depending on the fund. Distributions of capital gains and ordinary income from accrued market discount, if any, are generally taxable.

8. Formerly Franklin Puerto Rico Tax-Free Income Fund. Effective 12/1/01, the fund's name changed. Its investment goal and strategy remained the same. The fund continues to invest in municipal bonds issued by U.S. territories, including Puerto Rico.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

10. Portfolio of insured municipal securities.

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           02/02

[GRAPHIC OMITTED]                                           PRESORTED STANDARD
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One Franklin Parkway                                              PAID
San Mateo, CA  94403-1906                                       BELL CA
                                                             PERMIT NO. 75

ANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(REGISTRATION MARK)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 A2002 04/02   PRINTED ON RECYCLED PAPER
















Annual Report

                                                               February 28, 2002

Franklin Tax-Free Trust

     Franklin Alabama Tax-Free Income Fund
     Franklin Florida Tax-Free Income Fund
     Franklin Georgia Tax-Free Income Fund
     Franklin Kentucky Tax-Free Income Fund
     Franklin Louisiana Tax-Free Income Fund
     Franklin Maryland Tax-Free Income Fund
     Franklin Missouri Tax-Free Income Fund
     Franklin North Carolina Tax-Free Income Fund
     Franklin Texas Tax-Free Income Fund
     Franklin Virginia Tax-Free Income Fund

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS LOGO

          THANK YOU FOR INVESTING WITH
      FRANKLIN TEMPLETON. WE ENCOURAGE
 OUR INVESTORS TO MAINTAIN A LONG-TERM
     PERSPECTIVE AND REMEMBER THAT ALL
   SECURITIES MARKETS MOVE BOTH UP AND
 DOWN, AS DO MUTUAL FUND SHARE PRICES.
       WE APPRECIATE YOUR PAST SUPPORT
      AND LOOK FORWARD TO SERVING YOUR
  INVESTMENT NEEDS IN THE YEARS AHEAD.

[GRAPHIC OMITTED]
PICTURE
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN TAX-FREE TRUST
SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

FRANKLINTEMPLETON.COM
[GRAPHIC OMITTED]
Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER


Dear Shareholder:

We are pleased to bring you Franklin Tax-Free Trust's annual report for the fiscal year ended February 28, 2002.

During the 12 months under review, the U.S. economy weakened further as gross domestic product (GDP) growth declined during the first half of 2001 before contracting at a 1.3% annualized rate in the third quarter. In response to this deteriorating economic activity and the fallout from September 11's tragic events, the Federal Reserve Board (the Fed) continued aggressively cutting interest rates, seeking to lower borrowing costs and stimulate economic growth. Nine interest rate cuts during the 12 months under review reduced the federal funds target rate from 5.50% at the beginning of the period to 1.75% on February 28, 2002, its lowest level in more than 40 years. In November 2001, the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001, ending the longest economic expansion in the nation's history. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with employment, industrial production and consumer and business spending dropping substantially. Consequently, consumer confidence fell to multi-year lows. However, the Fed's efforts and significant government spending contributed to a surprising fourth quarter GDP growth rate of 1.7% annualized.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and declining corporate and economic data. Investors' risk aversion increased, and by the end of third quarter 2001, this sentiment led to significant market volatility. The equity indexes experienced their worst quarterly decline, on a percentage basis, since the quarter that included the crash of 1987. The major stock indexes rebounded significantly in 2001's fourth quarter as indications of a potential economic recovery offered investors some optimism. However, from the end of December 2001 through February 28, 2002, equity markets again experienced volatility and generally fell amid lower corporate earnings announcements and investors' skepticism of corporate integrity following Enron's collapse.




CONTENTS


Shareholder Letter ..........................    1
Special Feature:
Making Sense of Dividends ...................    4
Fund Reports
 Franklin Alabama
Tax-Free Income Fund ........................    8
 Franklin Florida
Tax-Free Income Fund ........................   14
 Franklin Georgia
Tax-Free Income Fund ........................   22
 Franklin Kentucky
Tax-Free Income Fund ........................   28
 Franklin Louisiana
Tax-Free Income Fund ........................   33
 Franklin Maryland
Tax-Free Income Fund ........................   39
 Franklin Missouri
Tax-Free Income Fund ........................   45
 Franklin North Carolina
Tax-Free Income Fund ........................   51
 Franklin Texas
Tax-Free Income Fund ........................   57
 Franklin Virginia
Tax-Free Income Fund ........................   63
Municipal Bond Ratings ......................   69
Financial Highlights &
Statements of Investments ...................   71
Financial Statements ........................  119
Notes to Financial Statements ...............  130
Independent Auditors' Report ................  138
Tax Designation .............................  139
Board Members and Officers ..................  140


[GRAPHIC OF PYRAMID OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY THAT FOLLOWS YOUR FUND'S REPORT.

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.




For much of the year under review, fixed income markets, including municipal bonds, generally performed well, aided primarily by falling interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries outperformed the Standard & Poor's 500 Composite Index, a widely used benchmark for equity market performance, during the period. The bond market's progress was not a steady rise, however, and overall the Treasury yield curve, representing yields of short- to long-term Treasuries, steepened. The 30-year Treasury bond's yield increased slightly from 5.31% at the beginning of the year under review to 5.42% on February 28, 2002. At the same time, the 10-year Treasury note's yield declined from 4.92% to 4.88%, and the 2-year Treasury note's yield fell from 4.39% to 3.06%. Short-term interest rates fell more substantially than long-term rates largely due to the Fed's actions and investors' economic worries.

The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, experienced volatility before ending the period relatively flat, yielding 5.40% at the beginning of the period and 5.25% on February 28, 2002. 1 On October 31, 2001, the Fed's announcement to discontinue new issuance of 30-year debt exacerbated the already disconnected relationship between the long-term municipal market and the Treasury market, which resulted from the Fed's early-2000 introduction of its 30-year Treasury bond buyback program. Subsequently, the 30-year Treasury bond's price rose more than five points, its largest one-day point gain since the bond began trading on a regular basis; the 10-year Treasury note gained nearly one full point in response, while municipals increased marginally. Municipal bonds did, however, benefit from robust retail and institutional demand, and held up well despite widening Treasury yield spreads and an increase in new-issue supply. At the end of the reporting period, municipal bonds continued to offer attractive tax-equivalent yields over comparable taxable investments.

Looking forward, we believe the severity and duration of the national economic slowdown will be the key determinants of how state and municipal bond credit quality will fare over the short term. States with broad-based and diversified economies should be best positioned to withstand recessionary pressures that may continue through fiscal year 2002 and that could impact 2003 budget discussions. However, economic diversity alone may not sustain a state's credit quality. The magnitude of revenue short-


1. Source: THE BOND BUYER. The unmanaged Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

falls will impact financial reserves, and stringent budgetary mechanisms to quickly cut expenditures will also be critical factors for states' credit stability and their underlying municipal bonds. Still, we view the municipal bond market favorably over the long term. Most state and local government finances were very strong through early 2001, allowing greater financial flexibility and cushion to face challenging times.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

We firmly believe that most people benefit from professional financial advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin Tax-Free Trust

/S/SIGNATURE
Sheila Amoroso

/S/SIGNATURE
Rafael R. Costas Jr.


Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department




--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

Q
  &
    A




SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS




FREQUENTLY ASKED QUESTIONS ABOUT THE DIVIDEND POLICY OF FRANKLIN TAX-FREE INCOME FUNDS.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.


Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

    As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.


Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.


--------------------------------------------------------------------------------
              NOT FDIC INSURED O MAY LOSE VALUE O NO BANK GUARANTEE
--------------------------------------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

    Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

    Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.


Q.  WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

    Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

    Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.


Q.  WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk.


                       NOT PART OF THE SHAREHOLDER REPORT

    However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

    Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.


Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.

    Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 53/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.




[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

 Date              Bond Buyer 40 Yields
 Jan 85                  10.35%
 Feb 85                  10.20%
 Mar 85                  10.01%
 Apr 85                   9.50%
 May 85                   9.43%
 Jun 85                   9.40%
 Jul 85                   9.45%
 Aug 85                   9.80%
 Sep 85                   9.49%
 Oct 85                   9.24%
 Nov 85                   8.92%
 Dec 85                   8.48%
 Jan 86                   8.04%
 Feb 86                   7.82%
 Mar 86                   7.92%
 Apr 86                   8.14%
 May 86                   7.90%
 Jun 86                   7.96%
 Jul 86                   7.88%
 Aug 86                   7.41%
 Sep 86                   7.56%
 Oct 86                   7.36%
 Nov 86                   7.19%
 Dec 86                   7.18%
 Jan 87                   7.11%
 Feb 87                   7.05%
 Mar 87                   7.18%
 Apr 87                   8.10%
 May 87                   8.29%
 Jun 87                   8.19%
 Jul 87                   8.17%
 Aug 87                   8.16%
 Sep 87                   8.87%
 Oct 87                   8.72%
 Nov 87                   8.62%
 Dec 87                   8.40%
 Jan 88                   7.97%
 Feb 88                   7.85%
 Mar 88                   8.17%
 Apr 88                   8.17%
 May 88                   8.20%
 Jun 88                   8.04%
 Jul 88                   8.05%
 Aug 88                   8.11%
 Sep 88                   7.89%
 Oct 88                   7.73%
 Nov 88                   7.90%
 Dec 88                   7.74%
 Jan 89                   7.66%
 Feb 89                   7.73%
 Mar 89                   7.79%
 Apr 89                   7.58%
 May 89                   7.46%
 Jun 89                   7.29%
 Jul 89                   7.16%
 Aug 89                   7.36%
 Sep 89                   7.47%
 Oct 89                   7.38%
 Nov 89                   7.24%
 Dec 89                   7.25%
 Jan 90                   7.45%
 Feb 90                   7.40%
 Mar 90                   7.52%
 Apr 90                   7.74%
 May 90                   7.53%
 Jun 90                   7.50%
 Jul 90                   7.35%
 Aug 90                   7.64%
 Sep 90                   7.79%
 Oct 90                   7.71%
 Nov 90                   7.47%
 Dec 90                   7.47%
 Jan 91                   7.39%
 Feb 91                   7.36%
 Mar 91                   7.34%
 Apr 91                   7.26%
 May 91                   7.21%
 Jun 91                   7.21%
 Jul 91                   7.11%
 Aug 91                   6.97%
 Sep 91                   6.89%
 Oct 91                   6.85%
 Nov 91                   6.90%
 Dec 91                   6.66%
 Jan 92                   6.72%
 Feb 92                   6.76%
 Mar 92                   6.76%
 Apr 92                   6.74%
 May 92                   6.63%
 Jun 92                   6.49%
 Jul 92                   6.19%
 Aug 92                   6.35%
 Sep 92                   6.39%
 Oct 92                   6.68%
 Nov 92                   6.42%
 Dec 92                   6.39%
 Jan 93                   6.31%
 Feb 93                   6.01%
 Mar 93                   6.04%
 Apr 93                   5.96%
 May 93                   5.89%
 Jun 93                   5.76%
 Jul 93                   5.78%
 Aug 93                   5.60%
 Sep 93                   5.47%
 Oct 93                   5.48%
 Nov 93                   5.65%
 Dec 93                   5.52%
 Jan 94                   5.45%
 Feb 94                   5.77%
 Mar 94                   6.36%
 Apr 94                   6.37%
 May 94                   6.40%
 Jun 94                   6.47%
 Jul 94                   6.33%
 Aug 94                   6.36%
 Sep 94                   6.58%
 Oct 94                   6.85%
 Nov 94                   7.16%
 Dec 94                   6.92%
 Jan 95                   6.66%
 Feb 95                   6.42%
 Mar 95                   6.37%
 Apr 95                   6.35%
 May 95                   6.10%
 Jun 95                   6.28%
 Jul 95                   6.19%
 Aug 95                   6.11%
 Sep 95                   6.07%
 Oct 95                   5.91%
 Nov 95                   5.74%
 Dec 95                   5.56%
 Jan 96                   5.57%
 Feb 96                   5.71%
 Mar 96                   5.96%
 Apr 96                   6.05%
 May 96                   6.09%
 Jun 96                   6.01%
 Jul 96                   5.98%
 Aug 96                   6.02%
 Sep 96                   5.89%
 Oct 96                   5.83%
 Nov 96                   5.66%
 Dec 96                   5.72%
 Jan 97                   5.82%
 Feb 97                   5.76%
 Mar 97                   5.95%
 Apr 97                   5.89%
 May 97                   5.74%
 Jun 97                   5.69%
 Jul 97                   5.40%
 Aug 97                   5.55%
 Sep 97                   5.47%
 Oct 97                   5.40%
 Nov 97                   5.36%
 Dec 97                   5.25%
 Jan 98                   5.19%
 Feb 98                   5.24%
 Mar 98                   5.27%
 Apr 98                   5.39%
 May 98                   5.22%
 Jun 98                   5.22%
 Jul 98                   5.26%
 Aug 98                   5.11%
 Sep 98                   4.99%
 Oct 98                   5.13%
 Nov 98                   5.10%
 Dec 98                   5.16%
 Jan 99                   5.09%
 Feb 99                   5.17%
 Mar 99                   5.23%
 Apr 99                   5.28%
 May 99                   5.37%
 Jun 99                   5.53%
 Jul 99                   5.59%
 Aug 99                   5.78%
 Sep 99                   5.89%
 Oct 99                   6.08%
 Nov 99                   6.12%
 Dec 99                   6.22%
 Jan 00                   6.31%
 Feb 00                   6.17%
 Mar 00                   5.94%
 Apr 00                   6.00%
 May 00                   6.13%
 Jun 00                   5.91%
 Jul 00                   5.79%
 Aug 00                   5.72%
 Sep 00                   5.82%
 Oct 00                   5.74%
 Nov 00                   5.75%
 Dec 00                   5.47%
 Jan 01                   5.45%
 Feb 01                   5.40%
 Mar 01                   5.30%
 Apr 01                   5.49%
 May 01                   5.42%
 June 01                  5.38%
 Jul 01                   5.25%
 Aug 01                   5.12%
Sep-01                    5.22%
Oct-01                    5.20%
Nov-01                    5.30%
Dec-01                    5.44%
Jan-02                    5.33%
Feb-02                    5.25%

Source: S&P Micropal (Bond Buyer 40, as of 2/28/02)
One cannot invest in an index; indexes are unmanaged.

                       NOT PART OF THE SHAREHOLDER REPORT

    Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q.  WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

    While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

    In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.





                                   [FRANKLIN TEMPLETON INVESTMENTS LOGO OMITTED]
                                            FRANKLIN(R) TEMPLETON(R) INVESTMENTS
                                                                DIVQ INS 04/2002


                       NOT PART OF THE SHAREHOLDER REPORT

[GRAPHIC OMITTED]
CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
AAA -- 67.9%
AA  --  0.9%
A   --  4.4%
BBB -- 24.8%
Below Investment Grade -- 2.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.





FRANKLIN ALABAMA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN ALABAMA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ALABAMA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF ALABAMA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF ALABAMA GRAPHIC OMITTED]

Over the past decade, Alabama's economic base expanded and diversified, led by the services, trade and finance sectors. Unlike in previous years, however, these gains failed to offset losses in the state's traditional manufacturing sector for the 12 months ended September 30, 2001. Alabama's overall employment declined 1.2% for the same period while its unemployment rate rose from 4.6% to 5.0%. Similarly, the state's personal income growth rate dramatically slowed in 2000 to 2.2%, below the national average of 4.0%. 2

In 2001, after five years of rising general fund revenues that consistently outpaced estimates, Alabama's governor announced lower expected revenue collections from state and income taxes. State law requires that when actual revenues fall short of estimates, the governor must cut spending allocations through proration. The state implemented spending reductions of $266 million, including the first proration of its Education Trust Fund since 1992. 2 Alabama's prompt reaction to revenue shortfalls helped it maintain adequate fiscal operations.

Throughout the 1990s, Alabama's debt ratios improved considerably. In 2001, the state's debt ratios remained fairly stable, with net tax-supported debt as a percentage of personal income declining slightly to 2.2%, and debt per capita rising to $506, compared with the national medians of 2.1% and $541. 2,3





1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investors Service, ALABAMA (STATE OF), 11/5/01. This does not indicate Moody's rating of the Fund.
3. Source: Moody's Investors Service, MINNESOTA (STATE OF), 10/2/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 72.

Looking forward, economic growth prospects for Alabama remain relatively positive, bolstered by several new factories, most notably Mercedes-Benz and Honda. The near-term credit outlook for Alabama's general obligation (GO) bonds is stable, reflecting the state's conservative fiscal and debt management policies. Moody's Investors Service, an independent credit rating agency, retained the state's solid Aa3 general obligation rating. 2 A moderate yet slightly increasing debt load, along with state budgetary spending restrictions, should enable the state's municipal bonds to perform well in the future.


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Alabama Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.08 on February 28, 2001, to $11.22 on February 28, 2002.

We focused primarily on remaining fully invested throughout the period, as the yield spread between short- and long-maturity bonds remained fairly wide. Market volatility afforded us the opportunity to purchase bonds at attractive prices. Thus, we attempted to be more active when the market declined and yields increased. Notable purchases include Madison GO, Muscle Shoals GO and Troy State University Student Fee revenue bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 12 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.69%, based on an annualization of the current 4.58 cent ($0.0458) per share dividend and the maximum offering price of $11.72 on February 28, 2002. This tax-free rate is generally higher than the




PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
2/28/02

                         % OF TOTAL
                          LONG-TERM
                         INVESTMENTS
------------------------------------

Hospital & Health Care         24.1%

General Obligation             22.4%

Utilities                      19.5%

Corporate-Backed               16.7%

Transportation                  3.6%

Higher Education                3.4%

Housing                         3.3%

Prerefunded                     3.0%

Subject to Government
Appropriations                  2.2%

Tax-Supported                   1.8%

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/01-2/28/02

                                            DIVIDEND PER SHARE
                                           ---------------------

MONTH                                      CLASS A      CLASS C
----------------------------------------------------------------

March                                     4.75 cents  4.22 cents

April                                     4.75 cents  4.22 cents

May                                       4.75 cents  4.22 cents

June                                      4.73 cents  4.24 cents

July                                      4.73 cents  4.24 cents

August                                    4.73 cents  4.24 cents

September                                 4.73 cents  4.21 cents

October                                   4.73 cents  4.21 cents

November                                  4.73 cents  4.21 cents

December                                  4.48 cents  3.95 cents

January                                   4.48 cents  3.95 cents

February                                  4.48 cents  3.95 cents

----------------------------------------------------------------
TOTAL                                    56.07 CENTS 49.86 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.





after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Alabama state personal income tax bracket of 41.67% would need to earn 8.04% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Alabama Tax-Free Income Fund. With our income-oriented approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ALABAMA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Alabama state personal income tax bracket of 41.67%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.14        $11.22     $11.08
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5607

CLASS C                                        CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $11.29     $11.14
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.4986





PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.49%   +26.47%  +79.88%
Average Annual Total Return 2                        +1.98%    +3.90%   +5.59%
Avg. Ann. Total Return (3/31/02) 3                   -0.23%    +3.77%   +5.40%
Distribution Rate 4                       4.69%
Taxable Equivalent Distribution Rate 5    8.04%
30-Day Standardized Yield 6               4.15%
Taxable Equivalent Yield 5                7.11%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.96%   +23.06%  +39.94%
Average Annual Total Return 2                        +3.93%    +4.03%   +4.89%
Avg. Ann. Total Return (3/31/02) 3                   +1.67%    +3.88%   +4.59%
Distribution Rate 4                       4.27%
Taxable Equivalent Distribution Rate 5    7.32%
30-Day Standardized Yield 6               3.77%
Taxable Equivalent Yield 5                6.46%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



              Past performance does not guarantee future results.
12

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Alabama  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
03/01/1992              $9,573            $10,000           $10,000
03/31/1992              $9,589            $10,003           $10,051
04/30/1992              $9,676            $10,092           $10,065
05/31/1992              $9,804            $10,211           $10,079
06/30/1992              $9,943            $10,383           $10,115
07/31/1992              $10,263           $10,694           $10,137
08/31/1992              $10,144           $10,590           $10,165
09/30/1992              $10,169           $10,659           $10,194
10/31/1992              $9,996            $10,555           $10,229
11/30/1992              $10,230           $10,744           $10,244
12/31/1992              $10,386           $10,853           $10,236
01/31/1993              $10,507           $10,979           $10,287
02/28/1993              $10,829           $11,377           $10,323
03/31/1993              $10,787           $11,256           $10,359
04/30/1993              $10,869           $11,370           $10,388
05/31/1993              $10,918           $11,433           $10,402
06/30/1993              $11,076           $11,624           $10,417
07/31/1993              $11,080           $11,639           $10,417
08/31/1993              $11,286           $11,882           $10,446
09/30/1993              $11,434           $12,017           $10,468
10/31/1993              $11,473           $12,040           $10,511
11/30/1993              $11,438           $11,934           $10,518
12/31/1993              $11,658           $12,186           $10,518
01/31/1994              $11,770           $12,325           $10,547
02/28/1994              $11,543           $12,005           $10,582
03/31/1994              $11,150           $11,517           $10,618
04/30/1994              $11,190           $11,615           $10,633
05/31/1994              $11,264           $11,716           $10,641
06/30/1994              $11,228           $11,644           $10,677
07/31/1994              $11,410           $11,857           $10,706
08/31/1994              $11,456           $11,899           $10,749
09/30/1994              $11,331           $11,724           $10,778
10/31/1994              $11,134           $11,515           $10,785
11/30/1994              $10,901           $11,307           $10,799
12/31/1994              $11,140           $11,556           $10,799
01/31/1995              $11,443           $11,886           $10,842
02/28/1995              $11,723           $12,232           $10,886
03/31/1995              $11,837           $12,373           $10,922
04/30/1995              $11,889           $12,387           $10,958
05/31/1995              $12,167           $12,783           $10,980
06/30/1995              $12,110           $12,671           $11,002
07/31/1995              $12,179           $12,792           $11,002
08/31/1995              $12,289           $12,954           $11,030
09/30/1995              $12,365           $13,036           $11,052
10/31/1995              $12,521           $13,225           $11,089
11/30/1995              $12,721           $13,444           $11,081
12/31/1995              $12,842           $13,573           $11,073
01/31/1996              $12,903           $13,677           $11,138
02/29/1996              $12,865           $13,584           $11,174
03/31/1996              $12,736           $13,410           $11,232
04/30/1996              $12,731           $13,372           $11,276
05/31/1996              $12,751           $13,367           $11,297
06/30/1996              $12,886           $13,513           $11,304
07/31/1996              $12,983           $13,634           $11,326
08/31/1996              $12,999           $13,631           $11,347
09/30/1996              $13,162           $13,822           $11,384
10/31/1996              $13,309           $13,978           $11,420
11/30/1996              $13,506           $14,234           $11,442
12/31/1996              $13,479           $14,175           $11,442
01/31/1997              $13,511           $14,201           $11,478
02/28/1997              $13,619           $14,332           $11,514
03/31/1997              $13,499           $14,141           $11,543
04/30/1997              $13,606           $14,260           $11,556
05/31/1997              $13,757           $14,476           $11,550
06/30/1997              $13,903           $14,630           $11,563
07/31/1997              $14,238           $15,036           $11,577
08/31/1997              $14,134           $14,894           $11,599
09/30/1997              $14,308           $15,072           $11,628
10/31/1997              $14,403           $15,168           $11,657
11/30/1997              $14,501           $15,258           $11,650
12/31/1997              $14,699           $15,480           $11,636
01/31/1998              $14,813           $15,640           $11,658
02/28/1998              $14,816           $15,645           $11,681
03/31/1998              $14,849           $15,659           $11,703
04/30/1998              $14,824           $15,588           $11,724
05/31/1998              $14,776           $15,834           $11,745
06/30/1998              $14,758           $15,896           $11,759
07/31/1998              $14,807           $15,936           $11,773
08/31/1998              $14,989           $16,183           $11,787
09/30/1998              $15,127           $16,385           $11,801
10/30/1998              $15,121           $16,385           $11,830
11/30/1998              $15,175           $16,443           $11,830
12/31/1998              $15,201           $16,484           $11,823
01/31/1999              $15,332           $16,680           $11,851
02/28/1999              $15,292           $16,606           $11,865
03/31/1999              $15,353           $16,630           $11,901
04/30/1999              $15,378           $16,671           $11,988
05/31/1999              $15,321           $16,575           $11,988
06/30/1999              $15,136           $16,336           $11,988
07/31/1999              $15,158           $16,395           $12,024
08/31/1999              $14,949           $16,264           $12,053
09/30/1999              $14,946           $16,270           $12,110
10/31/1999              $14,741           $16,094           $12,132
11/30/1999              $14,815           $16,265           $12,140
12/31/1999              $14,652           $16,143           $12,140
01/31/2000              $14,514           $16,072           $12,176
02/29/2000              $14,691           $16,258           $12,248
03/31/2000              $15,037           $16,613           $12,348
04/30/2000              $14,952           $16,515           $12,356
05/31/2000              $14,890           $16,429           $12,370
06/30/2000              $15,241           $16,864           $12,435
07/31/2000              $15,415           $17,099           $12,463
08/31/2000              $15,643           $17,362           $12,463
09/30/2000              $15,526           $17,272           $12,528
10/31/2000              $15,681           $17,460           $12,549
11/30/2000              $15,805           $17,593           $12,557
12/31/2000              $16,086           $18,027           $12,549
01/31/2001              $16,113           $18,206           $12,629
02/28/2001              $16,180           $18,264           $12,679
03/31/2001              $16,281           $18,428           $12,708
04/30/2001              $16,119           $18,229           $12,759
05/31/2001              $16,277           $18,426           $12,816
06/30/2001              $16,433           $18,550           $12,838
07/31/2001              $16,688           $18,824           $12,802
08/31/2001              $16,983           $19,135           $12,802
09/30/2001              $16,913           $19,070           $12,860
10/31/2001              $17,126           $19,297           $12,816
11/30/2001              $17,027           $19,135           $12,794
12/31/2001              $16,852           $18,953           $12,744
01/31/2002              $17,040           $19,281           $12,774
02/28/2002              $17,221           $19,512           $12,825

Total Return            72.21%            95.12%            28.25%


CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Alabama  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
05/01/1995              $9,904            $10,000           $10,000
05/31/1995              $10,139           $10,319           $10,020
06/30/1995              $10,094           $10,229           $10,040
07/31/1995              $10,155           $10,326           $10,040
08/31/1995              $10,231           $10,458           $10,066
09/29/1995              $10,298           $10,523           $10,086
10/31/1995              $10,423           $10,676           $10,120
11/30/1995              $10,585           $10,853           $10,112
12/29/1995              $10,689           $10,957           $10,105
01/31/1996              $10,735           $11,041           $10,165
02/29/1996              $10,698           $10,966           $10,198
03/29/1996              $10,586           $10,825           $10,251
04/30/1996              $10,577           $10,795           $10,291
05/31/1996              $10,589           $10,791           $10,310
06/28/1996              $10,696           $10,908           $10,316
07/31/1996              $10,770           $11,006           $10,336
08/30/1996              $10,778           $11,004           $10,356
09/30/1996              $10,907           $11,158           $10,389
10/31/1996              $11,022           $11,284           $10,422
11/29/1996              $11,178           $11,491           $10,442
12/31/1996              $11,150           $11,443           $10,442
01/31/1997              $11,170           $11,464           $10,475
02/28/1997              $11,264           $11,570           $10,508
03/31/1997              $11,159           $11,416           $10,534
04/30/1997              $11,242           $11,512           $10,547
05/31/1997              $11,360           $11,686           $10,540
06/30/1997              $11,475           $11,811           $10,553
07/31/1997              $11,746           $12,138           $10,565
08/31/1997              $11,655           $12,024           $10,586
09/30/1997              $11,793           $12,167           $10,612
10/31/1997              $11,865           $12,245           $10,639
11/30/1997              $11,939           $12,317           $10,632
12/31/1997              $12,105           $12,497           $10,619
01/31/1998              $12,184           $12,626           $10,640
02/28/1998              $12,191           $12,629           $10,660
03/31/1998              $12,202           $12,641           $10,680
04/30/1998              $12,186           $12,584           $10,699
05/31/1998              $12,132           $12,783           $10,719
06/30/1998              $12,122           $12,832           $10,731
07/31/1998              $12,155           $12,865           $10,744
08/31/1998              $12,297           $13,064           $10,757
09/30/1998              $12,404           $13,227           $10,770
10/31/1998              $12,393           $13,227           $10,796
11/30/1998              $12,431           $13,274           $10,796
12/31/1998              $12,446           $13,307           $10,789
01/31/1999              $12,547           $13,465           $10,815
02/28/1999              $12,509           $13,406           $10,828
03/31/1999              $12,552           $13,425           $10,861
04/30/1999              $12,577           $13,458           $10,940
05/31/1999              $12,514           $13,380           $10,940
06/30/1999              $12,368           $13,187           $10,940
07/31/1999              $12,370           $13,235           $10,973
08/31/1999              $12,193           $13,129           $10,999
09/30/1999              $12,197           $13,134           $11,052
10/31/1999              $12,003           $12,992           $11,072
11/30/1999              $12,068           $13,130           $11,079
12/31/1999              $11,930           $13,032           $11,079
01/31/2000              $11,813           $12,974           $11,112
02/29/2000              $11,951           $13,125           $11,177
03/31/2000              $12,225           $13,411           $11,269
04/30/2000              $12,152           $13,332           $11,276
05/31/2000              $12,096           $13,263           $11,289
06/30/2000              $12,374           $13,614           $11,348
07/31/2000              $12,519           $13,803           $11,374
08/31/2000              $12,687           $14,016           $11,374
09/30/2000              $12,586           $13,943           $11,433
10/31/2000              $12,706           $14,095           $11,453
11/30/2000              $12,800           $14,202           $11,460
12/31/2000              $13,033           $14,553           $11,453
01/31/2001              $13,037           $14,697           $11,525
02/28/2001              $13,084           $14,744           $11,571
03/31/2001              $13,160           $14,877           $11,598
04/30/2001              $13,021           $14,716           $11,644
05/31/2001              $13,154           $14,875           $11,696
06/30/2001              $13,262           $14,974           $11,716
07/31/2001              $13,472           $15,196           $11,683
08/31/2001              $13,702           $15,447           $11,683
09/30/2001              $13,640           $15,394           $11,736
10/31/2001              $13,805           $15,578           $11,696
11/30/2001              $13,720           $15,447           $11,676
12/31/2001              $13,561           $15,300           $11,631
01/31/2002              $13,718           $15,565           $11,657
02/28/2002              $13,860           $15,751           $11,704

Total Return            38.60%            57.51%            17.04%



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 67.7%
AA  --  7.6%
A   -- 16.4%
BBB --  8.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.





FRANKLIN FLORIDA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FLORIDA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF FLORIDA MUNICIPAL BONDS. 1 IN ADDITION, THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.
--------------------------------------------------------------------------------




STATE UPDATE

[STATE OF FLORIDA GRAPHIC OMITTED]

The national economic recession, exacerbated by the September 11 attacks, negatively impacted Florida's service-based economy. Over the past decade, the state's economy shifted away from manufacturing toward services due to tourism industry and business services sector growth. As of February 28, 2002, the state's unemployment rate rose to 5.5%, the same as the national average. 2

Due to Florida's reliance on sales tax to fund 70% of its operations, it suffered from declining consumer confidence and reduced travel and tourism in late 2001. The state's above-average financial reserve levels and strong budget controls should help mitigate these concerns in the near term. Florida's constitutional budget stabilization and working capital reserve balances are projected to be $940 million and $300 million on June 30, 2002. 3 In addition, the state already implemented spending reductions that addressed more than half of fiscal year 2002's budget shortfall.

Despite rapidly growing debt levels during the past few years, Florida's tax-supported debt levels remained moderate during the period at $955 per capita and 3.6% of personal income. 4 To counter this accelerated debt issuance, Florida introduced a debt affordability model in 1999. The state established a framework for evaluating and limiting future bond programs to an acceptable debt-to-revenue ratio.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Bureau of Labor Statistics, 3/28/02.
3. Source: Standard & Poor's, RATINGSDIRECT, 2/1/02. This does not indicate Standard & Poor's rating of the Fund.
4. Source: Standard & Poor's, RATINGSDIRECT, 9/20/01. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 77.

Looking forward, Florida's history of conservative fiscal management should help support it during this time of budget stress. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the state and maintained its AA+ general obligation rating. 3 However, Moody's Investors Service, another independent credit rating agency, revised the state's outlook to negative from stable. Moody's anticipates the state will continue to experience budget pressures in the near future. 5


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Florida Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.54 on February 28, 2001, to $11.71 on February 28, 2002.

As interest rates remained low during the 12 months under review, many municipalities were motivated to borrow, and issuers continued to take advantage of inexpensive borrowing costs. The low interest rate environment, in conjunction with declining tax receipts, sparked a significant outbreak of municipal bond activity. The need for capital improvement also contributed to the fervor, and 2001 closed as the year with the second highest amount of national issuance at $286.6 billion. 6 As 2002 began, the momentum continued with a record January issuance of $20.4 billion in long-term bonds. 7

Issuance increased dramatically in many states. For the year 2001, the supply of Florida bonds was up 31.8%. Additionally, Puerto Rico experienced a tremendous year, closing with $5.9 billion of issuance. 6 These Puerto Rico bonds offered many attractive investment opportunities for Franklin Florida Tax-Free Income Fund as well. As a result, we increased our holdings in territorial securities. It is important to note that Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

Notable purchases during the reporting period included Florida State Board of Education Capital Outlay GO bonds, and Puerto Rico PBA, South Broward Hospital District, Hillsborough County School Board Sales Tax, and Puerto Rico Commonwealth Highway


5. Source: Moody's Investors Service, FLORIDA (STATE OF), 12/19/01.
6. Source: THE BOND BUYER, 1/2/02.
7. Source: THE BOND BUYER, 2/1/02.




PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
2/28/02

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------

Hospital & Health Care          18.3%

Utilities                       17.4%

Prerefunded                     15.2%

Transportation                  13.2%

Tax-Supported                    9.8%

Housing                          8.0%

General Obligation               5.5%

Subject to Government
Appropriations                   5.0%

Other Revenue                    4.9%

Higher Education                 2.4%

Corporate-Backed                 0.3%

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/01-2/28/02

                                                  DIVIDEND PER SHARE
                                         ----------------------------------

MONTH                                    CLASS A     CLASS B      CLASS C
---------------------------------------------------------------------------

March                                   5.05 cents   4.46 cents  4.50 cents

April                                   5.05 cents   4.46 cents  4.50 cents

May                                     5.05 cents   4.46 cents  4.50 cents

June                                    5.00 cents   4.50 cents  4.47 cents

July                                    5.00 cents   4.50 cents  4.47 cents

August                                  5.00 cents   4.50 cents  4.47 cents

September                               4.97 cents   4.44 cents  4.44 cents

October                                 4.97 cents   4.44 cents  4.44 cents

November                                4.97 cents   4.44 cents  4.44 cents

December                                4.90 cents   4.33 cents  4.35 cents

January                                 4.90 cents   4.33 cents  4.35 cents

February                                4.90 cents   4.33 cents  4.35 cents
---------------------------------------------------------------------------
TOTAL                                  59.76 CENTS  53.19 CENTS 53.28 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



and Transportation Authority Transportation revenue bonds. During the 12 months under review, sales included revenue bonds issued by Clearwater MFR, Pinellas County HFA, Tampa Water and Sewer, Florida Municipal Loan Council and Hillsborough County Capital Improvement.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.74%, based on an annualization of the current 4.83 cent ($0.0483) per share dividend and the maximum offering price of $12.23 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.72% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Florida Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.17        $11.71     $11.54
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5976

CLASS B                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.19        $11.77     $11.58
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5319

CLASS C                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.18        $11.83     $11.65
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5328





              Past performance does not guarantee future results.
18

PERFORMANCE

CLASS A                                            1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.83%   +31.98%  +87.17%
Average Annual Total Return 2                       +2.30%    +4.80%   +6.01%
Avg. Ann. Total Return (3/31/02) 3                  -0.34%    +4.66%   +5.79%
Distribution Rate 4                      4.74%
Taxable Equivalent Distribution Rate 5   7.72%
30-Day Standardized Yield 6              3.99%
Taxable Equivalent Yield 5               6.50%


                                                                    INCEPTION
CLASS B                                                     1-YEAR  (2/1/00)
-----------------------------------------------------------------------------
Cumulative Total Return 1                                    +6.38%   +19.80%
Average Annual Total Return 2                                +2.38%    +7.76%
Avg. Ann. Total Return (3/31/02) 3                           -0.42%    +6.49%
Distribution Rate 4                      4.34%
Taxable Equivalent Distribution Rate 5   7.07%
30-Day Standardized Yield 6              3.65%
Taxable Equivalent Yield 5               5.94%


                                                                    INCEPTION
CLASS C                                            1-YEAR   5-YEAR  (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.26%   +28.54%  +45.36%
Average Annual Total Return 2                       +4.19%    +4.93%   +5.48%
Avg. Ann. Total Return (3/31/02) 3                  +1.41%    +4.79%   +5.12%
Distribution Rate 4                      4.31%
Taxable Equivalent Distribution Rate 5   7.02%
30-Day Standardized Yield 6              3.59%
Taxable Equivalent Yield 5               5.85%




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +2.30%

5-Year                +4.80%

10-Year               +6.01%



AVERAGE ANNUAL TOTAL RETURN

CLASS B                  2/28/02
--------------------------------

1-Year                    +2.38%

Since Inception (2/1/00)  +7.76%





TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Florida  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
03/01/1992              $9,573            $10,000           $10,000
03/31/1992              $9,601            $10,003           $10,051
04/30/1992              $9,689            $10,092           $10,065
05/31/1992              $9,811            $10,211           $10,079
06/30/1992              $9,926            $10,383           $10,115
07/31/1992              $10,282           $10,694           $10,137
08/31/1992              $10,175           $10,590           $10,165
09/30/1992              $10,176           $10,659           $10,194
10/31/1992              $10,016           $10,555           $10,229
11/30/1992              $10,224           $10,744           $10,244
12/31/1992              $10,381           $10,853           $10,236
01/31/1993              $10,515           $10,979           $10,287
02/28/1993              $10,792           $11,377           $10,323
03/31/1993              $10,763           $11,256           $10,359
04/30/1993              $10,856           $11,370           $10,388
05/31/1993              $10,936           $11,433           $10,402
06/30/1993              $11,095           $11,624           $10,417
07/31/1993              $11,112           $11,639           $10,417
08/31/1993              $11,282           $11,882           $10,446
09/30/1993              $11,405           $12,017           $10,468
10/31/1993              $11,486           $12,040           $10,511
11/30/1993              $11,435           $11,934           $10,518
12/31/1993              $11,627           $12,186           $10,518
01/31/1994              $11,750           $12,325           $10,547
02/28/1994              $11,532           $12,005           $10,582
03/31/1994              $11,180           $11,517           $10,618
04/30/1994              $11,232           $11,615           $10,633
05/31/1994              $11,297           $11,716           $10,641
06/30/1994              $11,283           $11,644           $10,677
07/31/1994              $11,448           $11,857           $10,706
08/31/1994              $11,477           $11,899           $10,749
09/30/1994              $11,374           $11,724           $10,778
10/31/1994              $11,238           $11,515           $10,785
11/30/1994              $11,027           $11,307           $10,799
12/31/1994              $11,239           $11,556           $10,799
01/31/1995              $11,535           $11,886           $10,842
02/28/1995              $11,809           $12,232           $10,886
03/31/1995              $11,906           $12,373           $10,922
04/30/1995              $11,951           $12,387           $10,958
05/31/1995              $12,234           $12,783           $10,980
06/30/1995              $12,212           $12,671           $11,002
07/31/1995              $12,284           $12,792           $11,002
08/31/1995              $12,386           $12,954           $11,030
09/30/1995              $12,455           $13,036           $11,052
10/31/1995              $12,605           $13,225           $11,089
11/30/1995              $12,776           $13,444           $11,081
12/31/1995              $12,890           $13,573           $11,073
01/31/1996              $12,954           $13,677           $11,138
02/29/1996              $12,906           $13,584           $11,174
03/31/1996              $12,802           $13,410           $11,232
04/30/1996              $12,776           $13,372           $11,276
05/31/1996              $12,788           $13,367           $11,297
06/30/1996              $12,937           $13,513           $11,304
07/31/1996              $13,015           $13,634           $11,326
08/31/1996              $13,010           $13,631           $11,347
09/30/1996              $13,188           $13,822           $11,384
10/31/1996              $13,303           $13,978           $11,420
11/30/1996              $13,492           $14,234           $11,442
12/31/1996              $13,455           $14,175           $11,442
01/31/1997              $13,466           $14,201           $11,478
02/28/1997              $13,578           $14,332           $11,514
03/31/1997              $13,424           $14,141           $11,543
04/30/1997              $13,545           $14,260           $11,556
05/31/1997              $13,700           $14,476           $11,550
06/30/1997              $13,839           $14,630           $11,563
07/31/1997              $14,167           $15,036           $11,577
08/31/1997              $14,064           $14,894           $11,599
09/30/1997              $14,165           $15,072           $11,628
10/31/1997              $14,260           $15,168           $11,657
11/30/1997              $14,346           $15,258           $11,650
12/31/1997              $14,547           $15,480           $11,636
01/31/1998              $14,699           $15,640           $11,658
02/28/1998              $14,715           $15,645           $11,681
03/31/1998              $14,746           $15,659           $11,703
04/30/1998              $14,720           $15,588           $11,724
05/31/1998              $14,895           $15,834           $11,745
06/30/1998              $14,946           $15,896           $11,759
07/31/1998              $15,005           $15,936           $11,773
08/31/1998              $15,199           $16,183           $11,787
09/30/1998              $15,337           $16,385           $11,801
10/31/1998              $15,357           $16,385           $11,830
11/30/1998              $15,425           $16,443           $11,830
12/31/1998              $15,473           $16,484           $11,823
01/31/1999              $15,590           $16,680           $11,851
02/28/1999              $15,564           $16,606           $11,865
03/31/1999              $15,585           $16,630           $11,901
04/30/1999              $15,623           $16,671           $11,988
05/31/1999              $15,540           $16,575           $11,988
06/30/1999              $15,347           $16,336           $11,988
07/31/1999              $15,357           $16,395           $12,024
08/31/1999              $15,228           $16,264           $12,053
09/30/1999              $15,171           $16,270           $12,110
10/31/1999              $14,953           $16,094           $12,132
11/30/1999              $15,081           $16,265           $12,140
12/31/1999              $14,961           $16,143           $12,140
01/31/2000              $14,863           $16,072           $12,176
02/29/2000              $15,012           $16,258           $12,248
03/31/2000              $15,341           $16,613           $12,348
04/30/2000              $15,256           $16,515           $12,356
05/31/2000              $15,166           $16,429           $12,370
06/30/2000              $15,543           $16,864           $12,435
07/31/2000              $15,770           $17,099           $12,463
08/31/2000              $15,982           $17,362           $12,463
09/30/2000              $15,907           $17,272           $12,528
10/31/2000              $16,068           $17,460           $12,549
11/30/2000              $16,195           $17,593           $12,557
12/31/2000              $16,593           $18,027           $12,549
01/31/2001              $16,696           $18,206           $12,629
02/28/2001              $16,780           $18,264           $12,679
03/31/2001              $16,929           $18,428           $12,708
04/30/2001              $16,772           $18,229           $12,759
05/31/2001              $16,934           $18,426           $12,816
06/30/2001              $17,049           $18,550           $12,838
07/31/2001              $17,338           $18,824           $12,802
08/31/2001              $17,620           $19,135           $12,802
09/30/2001              $17,569           $19,070           $12,860
10/31/2001              $17,801           $19,297           $12,816
11/30/2001              $17,646           $19,135           $12,794
12/31/2001              $17,478           $18,953           $12,744
01/31/2002              $17,748           $19,281           $12,774
02/28/2002              $17,922           $19,512           $12,825

Total Return            79.22%            95.12%            28.25%



CLASS B (2/1/00-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Florida  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
02/01/2000              $10,000           $10,000           $10,000
02/29/2000              $10,107           $10,116           $10,059
03/31/2000              $10,333           $10,337           $10,141
04/30/2000              $10,272           $10,276           $10,148
05/31/2000              $10,207           $10,222           $10,160
06/30/2000              $10,464           $10,493           $10,213
07/31/2000              $10,611           $10,639           $10,236
08/31/2000              $10,749           $10,803           $10,236
09/30/2000              $10,695           $10,747           $10,289
10/31/2000              $10,797           $10,864           $10,307
11/30/2000              $10,887           $10,946           $10,313
12/31/2000              $11,139           $11,217           $10,307
01/31/2001              $11,213           $11,328           $10,372
02/28/2001              $11,265           $11,364           $10,413
03/31/2001              $11,359           $11,466           $10,437
04/30/2001              $11,257           $11,342           $10,479
05/31/2001              $11,350           $11,465           $10,526
06/30/2001              $11,422           $11,542           $10,544
07/31/2001              $11,618           $11,712           $10,514
08/31/2001              $11,802           $11,906           $10,514
09/30/2001              $11,763           $11,865           $10,562
10/31/2001              $11,902           $12,006           $10,526
11/30/2001              $11,814           $11,906           $10,508
12/31/2001              $11,697           $11,792           $10,467
01/31/2002              $11,871           $11,996           $10,491
02/28/2002              $11,680           $12,140           $10,533

Total Return            16.80%            21.40%            5.33%

              Past performance does not guarantee future results.
20

CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Florida  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
05/01/1995              $9,904            $10,000           $10,000
05/31/1995              $10,176           $10,319           $10,020
06/30/1995              $10,161           $10,229           $10,040
07/31/1995              $10,207           $10,326           $10,040
08/31/1995              $10,295           $10,458           $10,066
09/29/1995              $10,355           $10,523           $10,086
10/31/1995              $10,464           $10,676           $10,120
11/30/1995              $10,610           $10,853           $10,112
12/29/1995              $10,698           $10,957           $10,105
01/31/1996              $10,746           $11,041           $10,165
02/29/1996              $10,702           $10,966           $10,198
03/29/1996              $10,601           $10,825           $10,251
04/30/1996              $10,575           $10,795           $10,291
05/31/1996              $10,579           $10,791           $10,310
06/28/1996              $10,706           $10,908           $10,316
07/31/1996              $10,754           $11,006           $10,336
08/30/1996              $10,744           $11,004           $10,356
09/30/1996              $10,895           $11,158           $10,389
10/31/1996              $10,993           $11,284           $10,422
11/29/1996              $11,142           $11,491           $10,442
12/31/1996              $11,107           $11,443           $10,442
01/31/1997              $11,111           $11,464           $10,475
02/28/1997              $11,200           $11,570           $10,508
03/31/1997              $11,069           $11,416           $10,534
04/30/1997              $11,164           $11,512           $10,547
05/31/1997              $11,286           $11,686           $10,540
06/30/1997              $11,395           $11,811           $10,553
07/31/1997              $11,668           $12,138           $10,565
08/31/1997              $11,568           $12,024           $10,586
09/30/1997              $11,655           $12,167           $10,612
10/31/1997              $11,726           $12,245           $10,639
11/30/1997              $11,791           $12,317           $10,632
12/31/1997              $11,949           $12,497           $10,619
01/31/1998              $12,067           $12,626           $10,640
02/28/1998              $12,074           $12,629           $10,660
03/31/1998              $12,094           $12,641           $10,680
04/30/1998              $12,067           $12,584           $10,699
05/31/1998              $12,205           $12,783           $10,719
06/30/1998              $12,250           $12,832           $10,731
07/31/1998              $12,282           $12,865           $10,744
08/31/1998              $12,444           $13,064           $10,757
09/30/1998              $12,539           $13,227           $10,770
10/31/1998              $12,549           $13,227           $10,796
11/30/1998              $12,608           $13,274           $10,796
12/31/1998              $12,631           $13,307           $10,789
01/31/1999              $12,731           $13,465           $10,815
02/28/1999              $12,703           $13,406           $10,828
03/31/1999              $12,714           $13,425           $10,861
04/30/1999              $12,740           $13,458           $10,940
05/31/1999              $12,667           $13,380           $10,940
06/30/1999              $12,505           $13,187           $10,940
07/31/1999              $12,508           $13,235           $10,973
08/31/1999              $12,386           $13,129           $10,999
09/30/1999              $12,335           $13,134           $11,052
10/31/1999              $12,154           $12,992           $11,072
11/30/1999              $12,262           $13,130           $11,079
12/31/1999              $12,159           $13,032           $11,079
01/31/2000              $12,064           $12,974           $11,112
02/29/2000              $12,179           $13,125           $11,177
03/31/2000              $12,449           $13,411           $11,269
04/30/2000              $12,365           $13,332           $11,276
05/31/2000              $12,286           $13,263           $11,289
06/30/2000              $12,594           $13,614           $11,348
07/31/2000              $12,770           $13,803           $11,374
08/31/2000              $12,935           $14,016           $11,374
09/30/2000              $12,869           $13,943           $11,433
10/31/2000              $12,991           $14,095           $11,453
11/30/2000              $13,099           $14,202           $11,460
12/31/2000              $13,402           $14,553           $11,453
01/31/2001              $13,490           $14,697           $11,525
02/28/2001              $13,551           $14,744           $11,571
03/31/2001              $13,663           $14,877           $11,598
04/30/2001              $13,531           $14,716           $11,644
05/31/2001              $13,642           $14,875           $11,696
06/30/2001              $13,739           $14,974           $11,716
07/31/2001              $13,961           $15,196           $11,683
08/31/2001              $14,180           $15,447           $11,683
09/30/2001              $14,134           $15,394           $11,736
10/31/2001              $14,312           $15,578           $11,696
11/30/2001              $14,194           $15,447           $11,676
12/31/2001              $14,042           $15,300           $11,631
01/31/2002              $14,263           $15,565           $11,657
02/28/2002              $14,397           $15,751           $11,704

Total Return            43.97%            57.51%            17.04%



AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/02
--------------------------------

1-Year                    +4.19%

5-Year                    +4.93%

Since Inception (5/1/95)  +5.48%




7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 52.8%
AA  -- 21.7%
A   -- 10.3%
BBB --  8.4%
Below Investment Grade -- 1.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.




FRANKLIN GEORGIA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN GEORGIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND GEORGIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF GEORGIA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF GEORGIA GRAPHIC OMITTED]

Owing to a vibrant, expanding economy, low debt burdens and strong financial management, Georgia remains one of the country's most sound economies and a leading producer of new jobs. With a low average cost of living and extensive, modern infrastructure, it is no wonder the state is home to a number of major corporate headquarters. Although the recession has hurt the manufacturing sector, service sector job creation has more than made up for the industrial losses. With a gain of almost 3% in employment growth in 2000, Georgia easily surpassed the national average for the sixth time in the last seven years. 2 As a result of such a stellar performance, Georgia's unemployment stood at 4.5% in December 2001, well below the nation's 5.8% level. 3

Likewise, Georgia is in very sound fiscal condition. The state recorded strong revenue growth of 6.4% in fiscal year 2001, giving Georgia a general fund surplus of $973 million for the year. Debt per capita recently stood at $679, while debt to personal income was 2.6%. 2 Although both of these figures are a bit higher than the national medians, they represent an improvement from where the state was two years ago.

Yet, like many states, Georgia is feeling the effects of the national recession, which has produced lower-than-projected revenue collections. Through the first quarter of fiscal year 2002, revenue collections were down 6.3%, as personal income tax receipts fell 2.1% and sales tax collections fell 6.0%. Hit hard by the economic slump, corporate profits in particular suffered and corporate income taxes were down more than 60%. 2


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investors Service, GEORGIA (STATE OF), 10/29/01.
3. Source: Bureau of Labor Statistics, 2/4/02.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 85.

Looking forward, Georgia seems to be taking the needed steps to solve the problem. The Office of Planning along with the governor have ordered all state agencies to reduce expenditures by 2.5% in fiscal year 2002 and a full 5% in 2003. It is largely proactive management such as this that has convinced Standard & Poor's, an independent credit rating agency, to assign the state's general obligation debt its highest rating, AAA. 4


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Georgia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.73 on February 28, 2001, to $11.86 on February 28, 2002.

Retail and institutional demand remained extremely strong throughout the year. Demand significantly outpaced supply in Georgia, even as new issue supply increased 5.8% in 2001 versus 2000. 5 The robust demand gave us the opportunity to sell bonds at relatively high retail prices. Notable sales included Atlanta GO, Georgia State GO and Clarke County Hospital Authority Revenue Certificates - Athens Regional Medical Center Project.

Franklin Georgia Tax-Free Income Fund is the largest Georgia municipal bond fund. Our size and leverage in the market allowed us to get the first look at primary and secondary market offerings. Subsequently, we were able to invest the proceeds in mostly AAA-rated bonds with good call protection at institutional, or wholesale, prices. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments throughout the 12 months were in A-rated or higher bonds. We found particular value in insured, AAA-rated hospital revenue bonds and multifamily housing revenue bonds. At period-end, 79.9% of the Fund's total long-term investments were rated AA or higher.

Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, hospital & health care represented the Fund's largest weighting, 18.3% of total long-term investments, followed by housing at 16.7%. Important purchases included revenue bonds for Albany Sewer System, DeKalb Water & Sewer, Gainesville &



4. Source: Standard & Poor's, RATINGSDIRECT, 9/15/01. This does not indicate Standard & Poor's rating of the Fund.
5. Source: THE BOND BUYER, 1/2/02.



PORTFOLIO BREAKDOWN
Franklin Georgia
Tax-Free Income Fund
2/28/02

                                  % OF TOTAL
                                   LONG-TERM
                                  INVESTMENTS
---------------------------------------------

Hospital & Health Care                  18.3%

Housing                                 16.7%

Higher Education                        14.3%

Utilities                               13.7%

Prerefunded                              8.7%

Corporate-Backed                         6.5%

Transportation                           6.1%

General Obligation                       5.7%

Other Revenue                            5.3%

Tax-Supported                            2.7%

Subject to Government
Appropriations                           2.0%

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund
3/1/01-2/28/02

                                                 DIVIDEND PER SHARE
                                         ----------------------------------

MONTH                                    CLASS A                   CLASS C
---------------------------------------------------------------------------

March                                  4.83 cents                4.25 cents

April                                  4.83 cents                4.25 cents

May                                    4.83 cents                4.25 cents

June                                   4.83 cents                4.30 cents

July                                   4.83 cents                4.30 cents

August                                 4.83 cents                4.30 cents

September                              4.78 cents                4.24 cents

October                                4.78 cents                4.24 cents

November                               4.78 cents                4.24 cents

December                               4.70 cents                4.14 cents

January                                4.70 cents                4.14 cents

February                               4.70 cents                4.14 cents

---------------------------------------------------------------------------
TOTAL                                 57.42 CENTS               50.79 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Hall County Hospital Authority for the Northeast Health System Inc., Valdosta and Lowndes County Hospital Authority for South Georgia Medical Center, and Clayton County MFHR for Southlake Cove and Vineyard Pointe.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields. 1 The Performance Summary beginning on page 26 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.55%, based on an annualization of the current 4.7 cent ($0.047) per share dividend and the maximum offering price of $12.39 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Georgia state personal income tax bracket of 42.28% would need to earn 7.88% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, new issue supply should remain relatively high because of low interest rates. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GEORGIA
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Georgia state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.13        $11.86     $11.73
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5742

CLASS C                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.13        $11.94     $11.81
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5079



PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                             +6.15%   +29.71%  +82.51%
Average Annual Total Return 2                         +1.65%    +4.42%   +5.74%
Avg. Ann. Total Return (3/31/02) 3                    -1.01%    +4.25%   +5.54%
Distribution Rate 4                       4.55%
Taxable Equivalent Distribution Rate 5    7.88%
30-Day Standardized Yield 6               4.04%
Taxable Equivalent Yield 5                7.00%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.52%   +26.18%  +42.25%
Average Annual Total Return 2                        +3.47%    +4.55%   +5.13%
Avg. Ann. Total Return (3/31/02) 3                   +0.76%    +4.37%   +4.80%
Distribution Rate 4                       4.13%
Taxable Equivalent Distribution Rate 5    7.16%
30-Day Standardized Yield 6               3.63%
Taxable Equivalent Yiel 5                 6.29%




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

              Past performance does not guarantee future results.
26

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Georgia  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
03/01/1992              $9,571            $10,000           $10,000
03/31/1992              $9,589            $10,003           $10,051
04/30/1992              $9,679            $10,092           $10,065
05/31/1992              $9,805            $10,211           $10,079
06/30/1992              $9,934            $10,383           $10,115
07/31/1992              $10,265           $10,694           $10,137
08/31/1992              $10,149           $10,590           $10,165
09/30/1992              $10,179           $10,659           $10,194
10/31/1992              $9,999            $10,555           $10,229
11/30/1992              $10,228           $10,744           $10,244
12/31/1992              $10,384           $10,853           $10,236
01/31/1993              $10,466           $10,979           $10,287
02/28/1993              $10,754           $11,377           $10,323
03/31/1993              $10,712           $11,256           $10,359
04/30/1993              $10,837           $11,370           $10,388
05/31/1993              $10,902           $11,433           $10,402
06/30/1993              $11,093           $11,624           $10,417
07/31/1993              $11,099           $11,639           $10,417
08/31/1993              $11,293           $11,882           $10,446
09/30/1993              $11,435           $12,017           $10,468
10/31/1993              $11,474           $12,040           $10,511
11/30/1993              $11,432           $11,934           $10,518
12/31/1993              $11,620           $12,186           $10,518
01/31/1994              $11,759           $12,325           $10,547
02/28/1994              $11,508           $12,005           $10,582
03/31/1994              $11,125           $11,517           $10,618
04/30/1994              $11,167           $11,615           $10,633
05/31/1994              $11,243           $11,716           $10,641
06/30/1994              $11,196           $11,644           $10,677
07/31/1994              $11,385           $11,857           $10,706
08/31/1994              $11,432           $11,899           $10,749
09/30/1994              $11,320           $11,724           $10,778
10/31/1994              $11,147           $11,515           $10,785
11/30/1994              $10,929           $11,307           $10,799
12/31/1994              $11,185           $11,556           $10,799
01/31/1995              $11,485           $11,886           $10,842
02/28/1995              $11,727           $12,232           $10,886
03/31/1995              $11,840           $12,373           $10,922
04/30/1995              $11,872           $12,387           $10,958
05/31/1995              $12,146           $12,783           $10,980
06/30/1995              $12,101           $12,671           $11,002
07/31/1995              $12,159           $12,792           $11,002
08/31/1995              $12,277           $12,954           $11,030
09/30/1995              $12,322           $13,036           $11,052
10/31/1995              $12,479           $13,225           $11,089
11/30/1995              $12,640           $13,444           $11,081
12/31/1995              $12,759           $13,573           $11,073
01/31/1996              $12,808           $13,677           $11,138
02/29/1996              $12,771           $13,584           $11,174
03/31/1996              $12,656           $13,410           $11,232
04/30/1996              $12,661           $13,372           $11,276
05/31/1996              $12,693           $13,367           $11,297
06/30/1996              $12,815           $13,513           $11,304
07/31/1996              $12,888           $13,634           $11,326
08/31/1996              $12,903           $13,631           $11,347
09/30/1996              $13,063           $13,822           $11,384
10/31/1996              $13,177           $13,978           $11,420
11/30/1996              $13,347           $14,234           $11,442
12/31/1996              $13,354           $14,175           $11,442
01/31/1997              $13,379           $14,201           $11,478
02/28/1997              $13,471           $14,332           $11,514
03/31/1997              $13,351           $14,141           $11,543
04/30/1997              $13,454           $14,260           $11,556
05/31/1997              $13,600           $14,476           $11,550
06/30/1997              $13,719           $14,630           $11,563
07/31/1997              $14,010           $15,036           $11,577
08/31/1997              $13,918           $14,894           $11,599
09/30/1997              $14,061           $15,072           $11,628
10/31/1997              $14,140           $15,168           $11,657
11/30/1997              $14,233           $15,258           $11,650
12/31/1997              $14,404           $15,480           $11,636
01/31/1998              $14,516           $15,640           $11,658
02/28/1998              $14,519           $15,645           $11,681
03/31/1998              $14,550           $15,659           $11,703
04/30/1998              $14,536           $15,588           $11,724
05/31/1998              $14,718           $15,834           $11,745
06/30/1998              $14,761           $15,896           $11,759
07/31/1998              $14,793           $15,936           $11,773
08/31/1998              $14,968           $16,183           $11,787
09/30/1998              $15,137           $16,385           $11,801
10/31/1998              $15,105           $16,385           $11,830
11/30/1998              $15,169           $16,443           $11,830
12/31/1998              $15,217           $16,484           $11,823
01/31/1999              $15,330           $16,680           $11,851
02/28/1999              $15,278           $16,606           $11,865
03/31/1999              $15,313           $16,630           $11,901
04/30/1999              $15,362           $16,671           $11,988
05/31/1999              $15,277           $16,575           $11,988
06/30/1999              $15,077           $16,336           $11,988
07/31/1999              $15,086           $16,395           $12,024
08/31/1999              $14,911           $16,264           $12,053
09/30/1999              $14,870           $16,270           $12,110
10/31/1999              $14,655           $16,094           $12,132
11/30/1999              $14,765           $16,265           $12,140
12/31/1999              $14,634           $16,143           $12,140
01/31/2000              $14,501           $16,072           $12,176
02/29/2000              $14,710           $16,258           $12,248
03/31/2000              $15,054           $16,613           $12,348
04/30/2000              $14,984           $16,515           $12,356
05/31/2000              $14,898           $16,429           $12,370
06/30/2000              $15,288           $16,864           $12,435
07/31/2000              $15,464           $17,099           $12,463
08/31/2000              $15,708           $17,362           $12,463
09/30/2000              $15,592           $17,272           $12,528
10/31/2000              $15,787           $17,460           $12,549
11/30/2000              $15,921           $17,593           $12,557
12/31/2000              $16,301           $18,027           $12,549
01/31/2001              $16,401           $18,206           $12,629
02/28/2001              $16,463           $18,264           $12,679
03/31/2001              $16,618           $18,428           $12,708
04/30/2001              $16,450           $18,229           $12,759
05/31/2001              $16,590           $18,426           $12,816
06/30/2001              $16,724           $18,550           $12,838
07/31/2001              $16,972           $18,824           $12,802
08/31/2001              $17,242           $19,135           $12,802
09/30/2001              $17,116           $19,070           $12,860
10/31/2001              $17,366           $19,297           $12,816
11/30/2001              $17,228           $19,135           $12,794
12/31/2001              $17,067           $18,953           $12,744
01/31/2002              $17,282           $19,281           $12,774
02/28/2002              $17,470           $19,512           $12,825

Total Return            74.70%            95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Georgia  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
05/01/1995              $9,897            $10,000           $10,000
05/31/1995              $10,129           $10,319           $10,020
06/30/1995              $10,103           $10,229           $10,040
07/31/1995              $10,155           $10,326           $10,040
08/31/1995              $10,240           $10,458           $10,066
09/29/1995              $10,282           $10,523           $10,086
10/31/1995              $10,397           $10,676           $10,120
11/30/1995              $10,536           $10,853           $10,112
12/29/1995              $10,629           $10,957           $10,105
01/31/1996              $10,665           $11,041           $10,165
02/29/1996              $10,630           $10,966           $10,198
03/29/1996              $10,530           $10,825           $10,251
04/30/1996              $10,530           $10,795           $10,291
05/31/1996              $10,550           $10,791           $10,310
06/28/1996              $10,645           $10,908           $10,316
07/31/1996              $10,707           $11,006           $10,336
08/30/1996              $10,712           $11,004           $10,356
09/30/1996              $10,847           $11,158           $10,389
10/31/1996              $10,936           $11,284           $10,422
11/29/1996              $11,062           $11,491           $10,442
12/31/1996              $11,072           $11,443           $10,442
01/31/1997              $11,079           $11,464           $10,475
02/28/1997              $11,160           $11,570           $10,508
03/31/1997              $11,056           $11,416           $10,534
04/30/1997              $11,125           $11,512           $10,547
05/31/1997              $11,248           $11,686           $10,540
06/30/1997              $11,340           $11,811           $10,553
07/31/1997              $11,574           $12,138           $10,565
08/31/1997              $11,493           $12,024           $10,586
09/30/1997              $11,605           $12,167           $10,612
10/31/1997              $11,663           $12,245           $10,639
11/30/1997              $11,734           $12,317           $10,632
12/31/1997              $11,879           $12,497           $10,619
01/31/1998              $11,955           $12,626           $10,640
02/28/1998              $11,962           $12,629           $10,660
03/31/1998              $11,970           $12,641           $10,680
04/30/1998              $11,954           $12,584           $10,699
05/31/1998              $12,097           $12,783           $10,719
06/30/1998              $12,137           $12,832           $10,731
07/31/1998              $12,158           $12,865           $10,744
08/31/1998              $12,295           $13,064           $10,757
09/30/1998              $12,428           $13,227           $10,770
10/31/1998              $12,395           $13,227           $10,796
11/30/1998              $12,441           $13,274           $10,796
12/31/1998              $12,475           $13,307           $10,789
01/31/1999              $12,572           $13,465           $10,815
02/28/1999              $12,524           $13,406           $10,828
03/31/1999              $12,547           $13,425           $10,861
04/30/1999              $12,572           $13,458           $10,940
05/31/1999              $12,499           $13,380           $10,940
06/30/1999              $12,330           $13,187           $10,940
07/31/1999              $12,333           $13,235           $10,973
08/31/1999              $12,184           $13,129           $10,999
09/30/1999              $12,143           $13,134           $11,052
10/31/1999              $11,964           $12,992           $11,072
11/30/1999              $12,057           $13,130           $11,079
12/31/1999              $11,934           $13,032           $11,079
01/31/2000              $11,821           $12,974           $11,112
02/29/2000              $11,985           $13,125           $11,177
03/31/2000              $12,259           $13,411           $11,269
04/30/2000              $12,198           $13,332           $11,276
05/31/2000              $12,122           $13,263           $11,289
06/30/2000              $12,433           $13,614           $11,348
07/31/2000              $12,581           $13,803           $11,374
08/31/2000              $12,762           $14,016           $11,374
09/30/2000              $12,664           $13,943           $11,433
10/31/2000              $12,816           $14,095           $11,453
11/30/2000              $12,919           $14,202           $11,460
12/31/2000              $13,232           $14,553           $11,453
01/31/2001              $13,305           $14,697           $11,525
02/28/2001              $13,349           $14,744           $11,571
03/31/2001              $13,466           $14,877           $11,598
04/30/2001              $13,313           $14,716           $11,644
05/31/2001              $13,430           $14,875           $11,696
06/30/2001              $13,532           $14,974           $11,716
07/31/2001              $13,724           $15,196           $11,683
08/31/2001              $13,935           $15,447           $11,683
09/30/2001              $13,828           $15,394           $11,736
10/31/2001              $14,022           $15,578           $11,696
11/30/2001              $13,905           $15,447           $11,676
12/31/2001              $13,769           $15,300           $11,631
01/31/2002              $13,936           $15,565           $11,657
02/28/2002              $14,079           $15,751           $11,704

Total Return            40.79%            57.51%            17.04%



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 52.2%
AA  -- 26.5%
A   -- 11.5%
BBB --  5.6%
Below Investment Grade -- 4.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.





FRANKLIN KENTUCKY TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN KENTUCKY TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND KENTUCKY STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF KENTUCKY MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



COMMONWEALTH UPDATE 2

[STATE OF KENTUCKY GRAPHIC OMITTED]

During the recent, slowing economic times, Kentucky's efforts to diversify its economy have resulted in a more stable economic base, providing for more reliable, steady sources of government income. Although manufacturing and total employment are projected to remain flat in 2002, personal income growth is expected to grow slightly, a positive sign that workers are earning more. Furthermore, sales and use tax collections are expected to grow, albeit at a slower rate than in the past, helping to fill the government's coffers. In addition, debt levels remain manageable, and per capita and based on percent of income are quite moderate.

These developments should help Kentucky manage its budgetary challenges. After growing by leaps and bounds throughout the 1990s, Kentucky's economy slowed substantially in the first two years of the new millennium, causing budget shortfalls for fiscal years 2001 and 2002. The commonwealth rallied to pay fiscal year 2001's $159 million deficit, partly with $23 million in budgetary reserves, only to address fiscal year 2002's $290 million shortfall in September 2001. Governor Paul Patton solved the problem by once again dipping into budget reserves, as well as using unneeded appropriations. In October, another shortfall, $171 million, was announced. Additional rounds of spending cuts were implemented to tackle the latest deficit, including deductions in Medicaid and health services, postsecondary education and community-based family and children's services.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 2/4/02. This does not indicate Standard & Poor's rating of the Fund.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 89.

Kentucky's outlook is a bit uncertain. The budget deficits have caused a significant reduction in the commonwealth's liquidity. Additional shortfalls in the coming year are likely, and if Kentucky continues to use onetime measures to address these problems, its liquidity will be adversely affected. It is becoming imperative that the commonwealth establish a structural balance by the next biennial budget to preserve its credit profile. Nevertheless, Kentucky's general obligation debt still garners an AA rating, one of the highest from Standard & Poor's, an independent credit rating agency.


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Kentucky Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.03 on February 28, 2001, to $11.13 on February 28, 2002.

Retail and institutional demand remained extremely strong throughout the year. Demand significantly outpaced supply in Kentucky, even as new issue supply increased 36.5% in 2001 versus 2000, as issuers took advantage of the relatively low rates to issue municipal bonds. 3 The robust demand gave us opportunities to sell bonds at relatively high retail prices. Notable sales included Madison County Utility District Revenue, Oldham County School District Finance Corp., Louisville and Jefferson County Regional Airport Authority Airport Systems Revenue and Louisville and Jefferson County Metropolitan Sewer District and Drain System Revenue.

Subsequently, we invested the proceeds in mostly AAA-rated bonds with good call protection at institutional, or wholesale, prices. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for taking on the added risk of investing in lower-rated securities. Hence, the majority of our investments throughout the 12 months were in A-rated or higher bonds. We found particular value in insured, AAA-rated water revenue bonds and A-rated Commonwealth of Puerto Rico bonds. To remain fully invested, the Fund invested in Puerto Rico bonds, which are highly liquid and tax-free in many states.

Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, utilities represented the Fund's largest weighting, 21.9% of total long-term investments, followed by other revenue bonds, at 18.4%. Important purchases


3. Source: THE BOND BUYER, 1/2/02.




PORTFOLIO BREAKDOWN
Franklin Kentucky
Tax-Free Income Fund
2/28/02

                               % OF TOTAL
                                LONG-TERM
                               INVESTMENTS
------------------------------------------

Utilities                            21.9%

Other Revenue                        18.4%

Subject to Government
Appropriations                       17.0%

Hospital & Health Care               10.7%

General Obligation                    8.9%

Housing                               7.2%

Prerefunded                           5.8%

Transportation                        4.4%

Corporate-Backed                      3.5%

Tax-Supported                         2.2%

DIVIDEND DISTRIBUTIONS*
Franklin Kentucky
Tax-Free Income Fund - Class A
3/1/01-2/28/02

                   DIVIDEND
MONTH              PER SHARE
-----------------------------

March              4.76 cents

April              4.76 cents

May                4.76 cents

June               4.71 cents

July               4.71 cents

August             4.71 cents

September          4.71 cents

October            4.71 cents

November           4.71 cents

December           4.30 cents

January            4.30 cents

February           4.30 cents

-----------------------------
TOTAL             55.44 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




included Puerto Rico Commonwealth GO and revenue bonds for Boone Florence Water Commission Water Supply Systems, Puerto Rico Public Building Authority, Campbell and Kenton Counties Sanitation District and Kentucky Infrastructure Authority.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 31 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.54%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Kentucky state personal income tax bracket of 42.28% would need to earn 7.87% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, new issue supply should remain relatively high because of low interest rates. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.10        $11.13     $11.03
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.5544



PERFORMANCE

CLASS A                                         1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------
Cumulative Total Return 1                        +6.08%   +31.05%  +88.53%
Average Annual Total Return 2                    +1.57%    +4.65%   +6.08%
Avg. Ann. Total Return (3/31/02) 3               -1.01%    +4.59%   +5.88%
Distribution Rate 4                       4.54%
Taxable Equivalent Distribution Rate 5    7.87%
30-Day Standardized Yield 6               4.22%
Taxable Equivalent Yield 5                7.31%



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




FRANKLIN KENTUCKY
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.96%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.62 on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Kentucky state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.





Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +1.57%

5-Year                +4.65%

10-Year               +6.08%




TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                  Franklin Kentucky  Lehman Brothers   CPI 7
                      Tax-Free           Municipal Bond
                      Income Fund        Index 7
03/01/1992            $9,579             $10,000           $10,000
03/31/1992            $9,603             $10,003           $10,051
04/30/1992            $9,683             $10,092           $10,065
05/31/1992            $9,827             $10,211           $10,079
06/30/1992            $9,964             $10,383           $10,115
07/31/1992            $10,368            $10,694           $10,137
08/31/1992            $10,191            $10,590           $10,165
09/30/1992            $10,215            $10,659           $10,194
10/31/1992            $10,047            $10,555           $10,229
11/30/1992            $10,332            $10,744           $10,244
12/31/1992            $10,486            $10,853           $10,236
01/31/1993            $10,605            $10,979           $10,287
02/28/1993            $10,928            $11,377           $10,323
03/31/1993            $10,862            $11,256           $10,359
04/30/1993            $10,979            $11,370           $10,388
05/31/1993            $11,060            $11,433           $10,402
06/30/1993            $11,288            $11,624           $10,417
07/31/1993            $11,323            $11,639           $10,417
08/31/1993            $11,552            $11,882           $10,446
09/30/1993            $11,722            $12,017           $10,468
10/31/1993            $11,796            $12,040           $10,511
11/30/1993            $11,668            $11,934           $10,518
12/31/1993            $11,945            $12,186           $10,518
01/31/1994            $12,077            $12,325           $10,547
02/28/1994            $11,729            $12,005           $10,582
03/31/1994            $11,067            $11,517           $10,618
04/30/1994            $11,154            $11,615           $10,633
05/31/1994            $11,276            $11,716           $10,641
06/30/1994            $11,170            $11,644           $10,677
07/31/1994            $11,427            $11,857           $10,706
08/31/1994            $11,463            $11,899           $10,749
09/30/1994            $11,196            $11,724           $10,778
10/31/1994            $10,871            $11,515           $10,785
11/30/1994            $10,596            $11,307           $10,799
12/31/1994            $10,925            $11,556           $10,799
01/31/1995            $11,358            $11,886           $10,842
02/28/1995            $11,756            $12,232           $10,886
03/31/1995            $11,885            $12,373           $10,922
04/30/1995            $11,893            $12,387           $10,958
05/31/1995            $12,324            $12,783           $10,980
06/30/1995            $12,145            $12,671           $11,002
07/31/1995            $12,216            $12,792           $11,002
08/31/1995            $12,376            $12,954           $11,030
09/30/1995            $12,477            $13,036           $11,052
10/31/1995            $12,699            $13,225           $11,089
11/30/1995            $12,945            $13,444           $11,081
12/31/1995            $13,094            $13,573           $11,073
01/31/1996            $13,156            $13,677           $11,138
02/29/1996            $13,016            $13,584           $11,174
03/31/1996            $12,828            $13,410           $11,232
04/30/1996            $12,817            $13,372           $11,276
05/31/1996            $12,834            $13,367           $11,297
06/30/1996            $13,000            $13,513           $11,304
07/31/1996            $13,087            $13,634           $11,326
08/31/1996            $13,087            $13,631           $11,347
09/30/1996            $13,294            $13,822           $11,384
10/31/1996            $13,457            $13,978           $11,420
11/30/1996            $13,688            $14,234           $11,442
12/31/1996            $13,654            $14,175           $11,442
01/31/1997            $13,658            $14,201           $11,478
02/28/1997            $13,783            $14,332           $11,514
03/31/1997            $13,599            $14,141           $11,543
04/30/1997            $13,722            $14,260           $11,556
05/31/1997            $13,917            $14,476           $11,550
06/30/1997            $14,070            $14,630           $11,563
07/31/1997            $14,450            $15,036           $11,577
08/31/1997            $14,347            $14,894           $11,599
09/30/1997            $14,515            $15,072           $11,628
10/31/1997            $14,599            $15,168           $11,657
11/30/1997            $14,713            $15,258           $11,650
12/31/1997            $14,935            $15,480           $11,636
01/31/1998            $15,066            $15,640           $11,658
02/28/1998            $15,080            $15,645           $11,681
03/31/1998            $15,124            $15,659           $11,703
04/30/1998            $15,066            $15,588           $11,724
05/31/1998            $15,304            $15,834           $11,745
06/30/1998            $15,369            $15,896           $11,759
07/31/1998            $15,402            $15,936           $11,773
08/31/1998            $15,620            $16,183           $11,787
09/30/1998            $15,791            $16,385           $11,801
10/31/1998            $15,755            $16,385           $11,830
11/30/1998            $15,810            $16,443           $11,830
12/31/1998            $15,848            $16,484           $11,823
01/31/1999            $16,000            $16,680           $11,851
02/28/1999            $15,916            $16,606           $11,865
03/31/1999            $15,965            $16,630           $11,901
04/30/1999            $15,989            $16,671           $11,988
05/31/1999            $15,898            $16,575           $11,988
06/30/1999            $15,675            $16,336           $11,988
07/31/1999            $15,683            $16,395           $12,024
08/31/1999            $15,487            $16,264           $12,053
09/30/1999            $15,453            $16,270           $12,110
10/31/1999            $15,206            $16,094           $12,132
11/30/1999            $15,324            $16,265           $12,140
12/31/1999            $15,179            $16,143           $12,140
01/31/2000            $15,044            $16,072           $12,176
02/29/2000            $15,257            $16,258           $12,248
03/31/2000            $15,634            $16,613           $12,348
04/30/2000            $15,468            $16,515           $12,356
05/31/2000            $15,295            $16,429           $12,370
06/30/2000            $15,722            $16,864           $12,435
07/31/2000            $15,991            $17,099           $12,463
08/31/2000            $16,258            $17,362           $12,463
09/30/2000            $16,129            $17,272           $12,528
10/31/2000            $16,326            $17,460           $12,549
11/30/2000            $16,473            $17,593           $12,557
12/31/2000            $16,924            $18,027           $12,549
01/31/2001            $17,000            $18,206           $12,629
02/28/2001            $17,040            $18,264           $12,679
03/31/2001            $17,210            $18,428           $12,708
04/30/2001            $16,991            $18,229           $12,759
05/31/2001            $17,175            $18,426           $12,816
06/30/2001            $17,340            $18,550           $12,838
07/31/2001            $17,609            $18,824           $12,802
08/31/2001            $17,873            $19,135           $12,802
09/30/2001            $17,672            $19,070           $12,860
10/31/2001            $17,930            $19,297           $12,816
11/30/2001            $17,792            $19,135           $12,794
12/31/2001            $17,604            $18,953           $12,744
01/31/2002            $17,864            $19,281           $12,774
02/28/2002            $18,047            $19,512           $12,825

Total Return          80.47%             95.12%            28.25%




7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
32

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN LOUISIANA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND LOUISIANA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF LOUISIANA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF LOUISIANA GRAPHIC OMITTED]

Louisiana's commitment to improve its financial structure through reduced borrowing and the adoption of debt limitation measures is beginning to pay solid dividends. The state has sharply curtailed its onetime ballooning debt burden, and is well on its way to reducing debt service to 6% of general state receipts by fiscal year 2004, from the substantial 12.9% incurred in fiscal year 1994. 2 Since the 1980s, Louisiana has ranked near the top nationally in terms of debt per capita and debt as a percentage of personal income. Yet, in fiscal year 2001, these levels declined so considerably that the state's net tax-supported debt was $565 versus the $541 national median and net tax-supported debt as a percentage of personal income was 2.5% compared with the 2.1% median. 3 Furthermore, many analysts expect these levels to fall further.

Over the past several years, Louisiana has enacted a number of changes to improve its credit profile. In particular, the state has established measures to control and reduce Medicaid spending, which brought on a financial crisis in fiscal years 1995 and 1996, and limited future increases to grow only slightly. The fiscal year 2001 budget projected Medicaid spending to grow by less than 1%. 3 Other cost-cutting initiatives include matching recurring expenses with recurring revenues to limit future budget shortfalls as well as reducing government head count. Finally, Louisiana has committed to using any budget surplus since 1996 to prepay outstanding debt, paving the way to a more steady fiscal position. However, due to this, the state's general fund reserves remain rather low, a potential problem if the national economy continues to languish.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 6/5/01. This does not indicate Standard & Poor's rating of the Fund.
3. Source: Moody's Investors Service, LOUISIANA (STATE OF), 6/4/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 93.




CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 69.1%
AA  --  0.4%
A   --  7.1%
BBB -- 19.7%
Below Investment Grade -- 3.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Louisiana
Tax-Free Income Fund
2/28/02

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------

Utilities                       17.9%

Higher Education                17.5%

Hospital & Health Care          12.4%

Tax-Supported                   11.0%

Corporate-Backed                 9.0%

Housing                          8.7%

Prerefunded                      6.2%

Subject to Government
Appropriations                   6.2%

Other Revenue                    5.6%

General Obligation               4.9%

Transportation                   0.6%





The outlook for Louisiana is stable. The state will most likely remain on a track of tight fiscal management in both good times and bad. A stronger financial profile should allow the state to weather future economic downturns. Largely due to these factors, Standard & Poor's, an independent credit rating agency, has assigned Louisiana's general obligation debt an A rating, one of the agency's highest grades. 2


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Louisiana Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.22 on February 28, 2001, to $11.38 on February 28, 2002.

Retail and institutional demand remained extremely strong throughout the year. Demand significantly outpaced supply in Louisiana, even as new issue supply increased 51.3% in 2001 versus 2000, as issuers took advantage of the relatively low rates to issue municipal bonds. 4 The robust demand gave us the opportunity to sell bonds at relatively high retail prices. Notable sales included Lake Charles Nonprofit HDC, Louisiana Public Facilities Authority Revenue for Dillard University project and De Soto Parish Environmental Improvement Revenue for International Paper Co.

Franklin Louisiana Tax-Free Income Fund is the largest Louisiana municipal bond fund. Our size and leverage in the market allowed us to get the first look at primary and secondary market offerings. Subsequently, we were able to invest the proceeds in mostly AAA-rated bonds with good call protection at institutional, or wholesale, prices. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments throughout the 12 months were in A-rated or better bonds. We found particular value in insured, AAA-rated sales tax revenue and higher education revenue bonds. At period-end, 69.5% of the Fund's total long-term investments were rated AA or higher.

Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, utilities represented the Fund's largest weighting, 17.9% of total long-term investments, followed by higher education, at 17.5%. Important purchases



4. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund
3/1/01-2/28/02

                                     DIVIDEND PER SHARE
                             ---------------------------------

MONTH                        CLASS A                   CLASS C
--------------------------------------------------------------

March                        4.80 cents             4.25 cents

April                        4.80 cents             4.25 cents

May                          4.80 cents             4.25 cents

June                         4.70 cents             4.20 cents

July                         4.70 cents             4.20 cents

August                       4.70 cents             4.20 cents

September                    4.70 cents             4.18 cents

October                      4.70 cents             4.18 cents

November                     4.70 cents             4.18 cents

December                     4.65 cents             4.11 cents

January                      4.65 cents             4.11 cents

February                     4.65 cents             4.11 cents

--------------------------------------------------------------
TOTAL                       56.55 CENTS            50.22 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




included revenue bonds issued by Jefferson Sales Tax District Special Sales Tax, East Baton Rouge Parish Sales and Use Tax and Louisiana Public Facilities Authority for Tulane University.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 37 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.64%, based on an annualization of the current 4.6 cent ($0.046) per share dividend and the maximum offering price of $11.89 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Louisiana state personal income tax bracket of 42.28% would need to earn 8.04% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, new issue supply should remain relatively high because of low interest rates. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE        2/28/02    2/28/01
---------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.16        $11.38     $11.22
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                            $0.5655

CLASS C                                    CHANGE        2/28/02    2/28/01
---------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.18        $11.47     $11.29
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                            $0.5022



PERFORMANCE

CLASS A                                            1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.73%   +31.11%  +82.64%
Average Annual Total Return 2                       +2.17%    +4.66%   +5.75%
Avg. Ann. Total Return (3/31/02) 3                  -0.27%    +4.48%   +5.55%
Distribution Rate 4                       4.64%
Taxable Equivalent Distribution Rate 5    8.04%
30-Day Standardized Yield 6               4.19%
Taxable Equivalent Yield 5                7.26%


                                                                    INCEPTION
CLASS C                                            1-YEAR    5-YEAR  (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.18%   +27.77%  +44.95%
Average Annual Total Return 2                       +4.17%    +4.82%   +5.43%
Avg. Ann. Total Return (3/31/02) 3                  -1.67%    +4.64%   +5.11%
Distribution Rate 4                       4.21%
Taxable Equivalent Distribution Rate 5    7.29%
30-Day Standardized Yield 6               3.79%
Taxable Equivalent Yield 5                6.57%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




FRANKLIN LOUISIANA
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Louisiana state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------






Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +2.17%

5-Year                +4.66%

10-Year               +5.75%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +4.17%

5-Year                   +4.82%

Since Inception (5/1/95) +5.43%





TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Louisiana  Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
03/01/1992              $9,578              $10,000           $10,000
03/31/1992              $9,604              $10,003           $10,051
04/30/1992              $9,682              $10,092           $10,065
05/31/1992              $9,803              $10,211           $10,079
06/30/1992              $9,925              $10,383           $10,115
07/31/1992              $10,292             $10,694           $10,137
08/31/1992              $10,164             $10,590           $10,165
09/30/1992              $10,181             $10,659           $10,194
10/31/1992              $10,024             $10,555           $10,229
11/30/1992              $10,233             $10,744           $10,244
12/31/1992              $10,400             $10,853           $10,236
01/31/1993              $10,515             $10,979           $10,287
02/28/1993              $10,814             $11,377           $10,323
03/31/1993              $10,765             $11,256           $10,359
04/30/1993              $10,840             $11,370           $10,388
05/31/1993              $10,882             $11,433           $10,402
06/30/1993              $11,089             $11,624           $10,417
07/31/1993              $11,104             $11,639           $10,417
08/31/1993              $11,274             $11,882           $10,446
09/30/1993              $11,386             $12,017           $10,468
10/31/1993              $11,399             $12,040           $10,511
11/30/1993              $11,375             $11,934           $10,518
12/31/1993              $11,557             $12,186           $10,518
01/31/1994              $11,649             $12,325           $10,547
02/28/1994              $11,448             $12,005           $10,582
03/31/1994              $11,040             $11,517           $10,618
04/30/1994              $11,050             $11,615           $10,633
05/31/1994              $11,144             $11,716           $10,641
06/30/1994              $11,097             $11,644           $10,677
07/31/1994              $11,281             $11,857           $10,706
08/31/1994              $11,315             $11,899           $10,749
09/30/1994              $11,218             $11,724           $10,778
10/31/1994              $11,048             $11,515           $10,785
11/30/1994              $10,790             $11,307           $10,799
12/31/1994              $11,001             $11,556           $10,799
01/31/1995              $11,319             $11,886           $10,842
02/28/1995              $11,581             $12,232           $10,886
03/31/1995              $11,644             $12,373           $10,922
04/30/1995              $11,675             $12,387           $10,958
05/31/1995              $11,958             $12,783           $10,980
06/30/1995              $11,879             $12,671           $11,002
07/31/1995              $11,960             $12,792           $11,002
08/31/1995              $12,070             $12,954           $11,030
09/30/1995              $12,158             $13,036           $11,052
10/31/1995              $12,316             $13,225           $11,089
11/30/1995              $12,497             $13,444           $11,081
12/31/1995              $12,608             $13,573           $11,073
01/31/1996              $12,658             $13,677           $11,138
02/29/1996              $12,596             $13,584           $11,174
03/31/1996              $12,488             $13,410           $11,232
04/30/1996              $12,471             $13,372           $11,276
05/31/1996              $12,513             $13,367           $11,297
06/30/1996              $12,638             $13,513           $11,304
07/31/1996              $12,735             $13,634           $11,326
08/31/1996              $12,772             $13,631           $11,347
09/30/1996              $12,926             $13,822           $11,384
10/31/1996              $13,050             $13,978           $11,420
11/30/1996              $13,248             $14,234           $11,442
12/31/1996              $13,219             $14,175           $11,442
01/31/1997              $13,239             $14,201           $11,478
02/28/1997              $13,347             $14,332           $11,514
03/31/1997              $13,237             $14,141           $11,543
04/30/1997              $13,320             $14,260           $11,556
05/31/1997              $13,472             $14,476           $11,550
06/30/1997              $13,621             $14,630           $11,563
07/31/1997              $13,924             $15,036           $11,577
08/31/1997              $13,842             $14,894           $11,599
09/30/1997              $14,003             $15,072           $11,628
10/31/1997              $14,097             $15,168           $11,657
11/30/1997              $14,182             $15,258           $11,650
12/31/1997              $14,385             $15,480           $11,636
01/31/1998              $14,488             $15,640           $11,658
02/28/1998              $14,480             $15,645           $11,681
03/31/1998              $14,511             $15,659           $11,703
04/30/1998              $14,472             $15,588           $11,724
05/31/1998              $14,662             $15,834           $11,745
06/30/1998              $14,712             $15,896           $11,759
07/31/1998              $14,734             $15,936           $11,773
08/31/1998              $14,928             $16,183           $11,787
09/30/1998              $15,091             $16,385           $11,801
10/30/1998              $15,058             $16,385           $11,830
11/30/1998              $15,112             $16,443           $11,830
12/31/1998              $15,160             $16,484           $11,823
01/31/1999              $15,291             $16,680           $11,851
02/28/1999              $15,236             $16,606           $11,865
03/31/1999              $15,283             $16,630           $11,901
04/30/1999              $15,320             $16,671           $11,988
05/31/1999              $15,234             $16,575           $11,988
06/30/1999              $15,037             $16,336           $11,988
07/31/1999              $15,033             $16,395           $12,024
08/31/1999              $14,834             $16,264           $12,053
09/30/1999              $14,817             $16,270           $12,110
10/31/1999              $14,582             $16,094           $12,132
11/30/1999              $14,709             $16,265           $12,140
12/31/1999              $14,572             $16,143           $12,140
01/31/2000              $14,446             $16,072           $12,176
02/29/2000              $14,635             $16,258           $12,248
03/31/2000              $14,992             $16,613           $12,348
04/30/2000              $14,892             $16,515           $12,356
05/31/2000              $14,799             $16,429           $12,370
06/30/2000              $15,177             $16,864           $12,435
07/31/2000              $15,375             $17,099           $12,463
08/31/2000              $15,615             $17,362           $12,463
09/30/2000              $15,537             $17,272           $12,528
10/31/2000              $15,724             $17,460           $12,549
11/30/2000              $15,892             $17,593           $12,557
12/31/2000              $16,277             $18,027           $12,549
01/31/2001              $16,348             $18,206           $12,629
02/28/2001              $16,400             $18,264           $12,679
03/31/2001              $16,533             $18,428           $12,708
04/30/2001              $16,370             $18,229           $12,759
05/31/2001              $16,543             $18,426           $12,816
06/30/2001              $16,639             $18,550           $12,838
07/31/2001              $16,924             $18,824           $12,802
08/31/2001              $17,174             $19,135           $12,802
09/30/2001              $17,104             $19,070           $12,860
10/31/2001              $17,377             $19,297           $12,816
11/30/2001              $17,264             $19,135           $12,794
12/31/2001              $17,076             $18,953           $12,744
01/31/2002              $17,314             $19,281           $12,774
02/28/2002              $17,494             $19,512           $12,825

Total Return            74.94%              95.12%            28.25%





CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Louisiana  Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
05/01/1995              $9,901              $10,000           $10,000
05/31/1995              $10,144             $10,319           $10,020
06/30/1995              $10,080             $10,229           $10,040
07/31/1995              $10,160             $10,326           $10,040
08/31/1995              $10,249             $10,458           $10,066
09/29/1995              $10,309             $10,523           $10,086
10/31/1995              $10,446             $10,676           $10,120
11/30/1995              $10,594             $10,853           $10,112
12/29/1995              $10,691             $10,957           $10,105
01/31/1996              $10,728             $11,041           $10,165
02/29/1996              $10,671             $10,966           $10,198
03/29/1996              $10,565             $10,825           $10,251
04/30/1996              $10,554             $10,795           $10,291
05/31/1996              $10,584             $10,791           $10,310
06/28/1996              $10,675             $10,908           $10,316
07/31/1996              $10,761             $11,006           $10,336
08/30/1996              $10,788             $11,004           $10,356
09/30/1996              $10,912             $11,158           $10,389
10/31/1996              $11,009             $11,284           $10,422
11/29/1996              $11,170             $11,491           $10,442
12/31/1996              $11,139             $11,443           $10,442
01/31/1997              $11,158             $11,464           $10,475
02/28/1997              $11,233             $11,570           $10,508
03/31/1997              $11,144             $11,416           $10,534
04/30/1997              $11,208             $11,512           $10,547
05/31/1997              $11,340             $11,686           $10,540
06/30/1997              $11,450             $11,811           $10,553
07/31/1997              $11,708             $12,138           $10,565
08/31/1997              $11,636             $12,024           $10,586
09/30/1997              $11,756             $12,167           $10,612
10/31/1997              $11,829             $12,245           $10,639
11/30/1997              $11,895             $12,317           $10,632
12/31/1997              $12,058             $12,497           $10,619
01/31/1998              $12,139             $12,626           $10,640
02/28/1998              $12,136             $12,629           $10,660
03/31/1998              $12,146             $12,641           $10,680
04/30/1998              $12,108             $12,584           $10,699
05/31/1998              $12,270             $12,783           $10,719
06/30/1998              $12,307             $12,832           $10,731
07/31/1998              $12,318             $12,865           $10,744
08/31/1998              $12,473             $13,064           $10,757
09/30/1998              $12,593             $13,227           $10,770
10/31/1998              $12,571             $13,227           $10,796
11/30/1998              $12,610             $13,274           $10,796
12/31/1998              $12,634             $13,307           $10,789
01/31/1999              $12,747             $13,465           $10,815
02/28/1999              $12,696             $13,406           $10,828
03/31/1999              $12,739             $13,425           $10,861
04/30/1999              $12,753             $13,458           $10,940
05/31/1999              $12,677             $13,380           $10,940
06/30/1999              $12,507             $13,187           $10,940
07/31/1999              $12,497             $13,235           $10,973
08/31/1999              $12,327             $13,129           $10,999
09/30/1999              $12,307             $13,134           $11,052
10/31/1999              $12,109             $12,992           $11,072
11/30/1999              $12,208             $13,130           $11,079
12/31/1999              $12,090             $13,032           $11,079
01/31/2000              $11,981             $12,974           $11,112
02/29/2000              $12,132             $13,125           $11,177
03/31/2000              $12,421             $13,411           $11,269
04/30/2000              $12,333             $13,332           $11,276
05/31/2000              $12,250             $13,263           $11,289
06/30/2000              $12,555             $13,614           $11,348
07/31/2000              $12,712             $13,803           $11,374
08/31/2000              $12,915             $14,016           $11,374
09/30/2000              $12,834             $13,943           $11,433
10/31/2000              $12,982             $14,095           $11,453
11/30/2000              $13,114             $14,202           $11,460
12/31/2000              $13,435             $14,553           $11,453
01/31/2001              $13,488             $14,697           $11,525
02/28/2001              $13,524             $14,744           $11,571
03/31/2001              $13,626             $14,877           $11,598
04/30/2001              $13,485             $14,716           $11,644
05/31/2001              $13,622             $14,875           $11,696
06/30/2001              $13,706             $14,974           $11,716
07/31/2001              $13,920             $15,196           $11,683
08/31/2001              $14,130             $15,447           $11,683
09/30/2001              $14,055             $15,394           $11,736
10/31/2001              $14,272             $15,578           $11,696
11/30/2001              $14,184             $15,447           $11,676
12/31/2001              $14,013             $15,300           $11,631
01/31/2002              $14,199             $15,565           $11,657
02/28/2002              $14,352             $15,751           $11,704

Total Return            43.52%              57.51%            17.04%





7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
38

FRANKLIN MARYLAND TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MARYLAND TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MARYLAND STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MARYLAND MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------

[STATE OF MARYLAND GRAPHIC OMITTED]

STATE UPDATE
Maryland is a wealthy state and its per capita personal income levels remained the fifth highest at 113% of the national average. 2 After a slow recovery from the early 1990s' recession, Maryland's economy rebounded over the past several years and has shown fewer signs of decelerating than other manufacturing-heavy states. The state's broad-based economy was well-balanced and its labor force was stable. Leading employment sectors included services (36.0%), trade (22.2%), government (18.2%) and manufacturing (7.0%). 2 In the aftermath of September 11's tragic events, Maryland's economy was still strong but unemployment applications increased 21% in the three weeks after the attacks. 3

Economic growth helped Maryland build up its reserves, while maintaining prudent budgetary and debt management policies. Each of the past seven years generated operating surpluses. Following September 11, however, the state's legislators expressed deep concerns about the future. The latest estimates show an $83.8 million revenue shortfall during the first two months of Maryland's current fiscal year. 3 The temporary closing of the Baltimore-Washington International Airport contributed to declining revenues. Placing additional pressure on the state's $21 billion budget are the governor's plans for increased security spending.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 7/10/01.
3. Source: Moody's Investors Service, RESEARCH: THE STATE OF THE STATES,
10/18/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 97.





CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 55.5%
AA  -- 18.9
A   -- 16.4%
BBB -- 9.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Maryland
Tax-Free Income Fund
2/28/02

                             % OF TOTAL
                              LONG-TERM
                             INVESTMENTS
----------------------------------------

Hospital & Health Care             24.0%

Utilities                          21.1%

Housing                            14.6%

General Obligation                 11.6%

Prerefunded                        10.5%

Subject to Government
Appropriations                      7.2%

Transportation                      4.7%

Higher Education                    3.7%

Tax-Supported                       1.7%

Corporate-Backed                    0.6%

Other Revenue                       0.3%






Looking forward, Maryland's diversified economic base and conservative financial management policies bode well for the state's economic and fiscal future. The state's debt levels were moderate at $899 per capita and 2.6% of personal income, compared with the $541 and 2.1% 2001 national averages. 2,4 Consequently, Moody's Investors Service, an independent credit rating agency, expects Maryland's credit outlook to remain stable and maintained its highest-possible Aaa general obligation bond rating. 5


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Maryland Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.36 on February 28, 2001, to $11.52 on February 28, 2002.

We focused primarily on remaining fully invested throughout the period, as the yield spread between short- and long-maturity bonds remained fairly wide. Maryland municipal bond market activity continued to be light due to the state's low municipal bond supply levels compared with other states. As a result, Maryland issues traded at lower yields than nationally-traded state bonds. Notable purchases during the 12-month period include revenue bonds issued by Puerto Rico Electric Power Authority, Maryland State Transportation Facilities Authority and Maryland State Health and Higher Education Facilities Authority - Mercy Medical Center. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")



4. Source: Moody's Investors Service, MINNESOTA (STATE OF), 10/2/01.
5. Source: Moody's Investors Service, OUTLOOK FOR STATE SECTOR IS NEGATIVE, 12/01. This does not indicate Moody's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund
3/1/01-2/28/02

                                        DIVIDEND PER SHARE
                                 ---------------------------------

MONTH                            CLASS A                  CLASS C
------------------------------------------------------------------

March                            4.70 cents             4.12 cents

April                            4.70 cents             4.12 cents

May                              4.70 cents             4.12 cents

June                             4.62 cents             4.11 cents

July                             4.62 cents             4.11 cents

August                           4.62 cents             4.11 cents

September                        4.62 cents             4.10 cents

October                          4.62 cents             4.10 cents

November                         4.62 cents             4.10 cents
December                         4.52 cents             3.98 cents

January                          4.52 cents             3.98 cents

February                         4.52 cents             3.98 cents

------------------------------------------------------------------
TOTAL                           55.38 CENTS            48.93 CENTS




*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 43 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.51%, based on an annualization of the current 4.52 cent ($0.0452) per share dividend and the maximum offering price of $12.03 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Maryland state and local personal income tax bracket of 43.44% would need to earn 7.97% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Maryland Tax-Free Income Fund. With our income-oriented approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.16        $11.52     $11.36
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.5538

CLASS C                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.17        $11.63     $11.46
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.4893



PERFORMANCE

CLASS A                                            1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.44%   +31.60%  +87.06%
Average Annual Total Return 2                       +1.95%    +4.74%   +6.00%
Avg. Ann. Total Return (3/31/02) 3                  -0.54%    +4.63%   +5.80%
Distribution Rate 4                       4.51%
Taxable Equivalent Distribution Rate 5    7.97%
30-Day Standardized Yield 6               3.85%
Taxable Equivalent Yield 5                6.81%


                                                                    INCEPTION
CLASS C                                            1-YEAR    5-YEAR  (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +5.88%   +28.18%  +46.34%
Average Annual Total Return 2                       +3.79%    +4.87%   +5.58%
Avg. Ann. Total Return (3/31/02) 3                  +1.25%    +4.78%   +5.24%
Distribution Rate 4                       4.06%
Taxable Equivalent Distribution Rate 5    7.18%
30-Day Standardized Yield 6               3.45%
Taxable Equivalent Yield 5                6.10%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




FRANKLIN MARYLAND
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Maryland state and local personal income tax bracket of 43.44%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +1.95%

5-Year                +4.74%

10-Year               +6.00%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +3.79%

5-Year                   +4.87%

Since Inception (5/1/95) +5.58%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Maryland   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
03/01/1992              $9,575              $10,000           $10,000
03/31/1992              $9,589              $10,003           $10,051
04/30/1992              $9,676              $10,092           $10,065
05/31/1992              $9,806              $10,211           $10,079
06/30/1992              $9,930              $10,383           $10,115
07/31/1992              $10,240             $10,694           $10,137
08/31/1992              $10,132             $10,590           $10,165
09/30/1992              $10,155             $10,659           $10,194
                        $9,992              $10,555           $10,229
11/30/1992              $10,222             $10,744           $10,244
12/31/1992              $10,381             $10,853           $10,236
01/31/1993              $10,507             $10,979           $10,287
02/28/1993              $10,810             $11,377           $10,323
03/31/1993              $10,766             $11,256           $10,359
04/30/1993              $10,860             $11,370           $10,388
05/31/1993              $10,900             $11,433           $10,402
06/30/1993              $11,101             $11,624           $10,417
07/31/1993              $11,132             $11,639           $10,417
08/31/1993              $11,313             $11,882           $10,446
09/30/1993              $11,376             $12,017           $10,468
10/31/1993              $11,425             $12,040           $10,511
11/30/1993              $11,388             $11,934           $10,518
12/31/1993              $11,643             $12,186           $10,518
01/31/1994              $11,745             $12,325           $10,547
02/28/1994              $11,527             $12,005           $10,582
03/31/1994              $11,086             $11,517           $10,618
04/30/1994              $11,095             $11,615           $10,633
05/31/1994              $11,200             $11,716           $10,641
06/30/1994              $11,149             $11,644           $10,677
07/31/1994              $11,345             $11,857           $10,706
08/31/1994              $11,390             $11,899           $10,749
09/30/1994              $11,246             $11,724           $10,778
10/31/1994              $11,028             $11,515           $10,785
11/30/1994              $10,762             $11,307           $10,799
12/31/1994              $11,050             $11,556           $10,799
01/31/1995              $11,394             $11,886           $10,842
02/28/1995              $11,736             $12,232           $10,886
03/31/1995              $11,851             $12,373           $10,922
04/30/1995              $11,859             $12,387           $10,958
05/31/1995              $12,178             $12,783           $10,980
06/30/1995              $12,085             $12,671           $11,002
07/31/1995              $12,253             $12,792           $11,002
08/31/1995              $12,397             $12,954           $11,030
09/30/1995              $12,496             $13,036           $11,052
10/31/1995              $12,645             $13,225           $11,089
11/30/1995              $12,839             $13,444           $11,081
12/31/1995              $12,961             $13,573           $11,073
01/31/1996              $13,010             $13,677           $11,138
02/29/1996              $12,933             $13,584           $11,174
03/31/1996              $12,786             $13,410           $11,232
04/30/1996              $12,777             $13,372           $11,276
05/31/1996              $12,783             $13,367           $11,297
06/30/1996              $12,908             $13,513           $11,304
07/31/1996              $13,017             $13,634           $11,326
08/31/1996              $13,006             $13,631           $11,347
09/30/1996              $13,195             $13,822           $11,384
10/31/1996              $13,319             $13,978           $11,420
11/30/1996              $13,531             $14,234           $11,442
12/31/1996              $13,475             $14,175           $11,442
01/31/1997              $13,493             $14,201           $11,478
02/28/1997              $13,613             $14,332           $11,514
03/31/1997              $13,450             $14,141           $11,543
04/30/1997              $13,556             $14,260           $11,556
05/31/1997              $13,731             $14,476           $11,550
06/30/1997              $13,865             $14,630           $11,563
07/31/1997              $14,205             $15,036           $11,577
08/31/1997              $14,104             $14,894           $11,599
09/30/1997              $14,265             $15,072           $11,628
10/31/1997              $14,343             $15,168           $11,657
11/30/1997              $14,438             $15,258           $11,650
12/31/1997              $14,626             $15,480           $11,636
01/31/1998              $14,738             $15,640           $11,658
02/28/1998              $14,737             $15,645           $11,681
03/31/1998              $14,765             $15,659           $11,703
04/30/1998              $14,747             $15,588           $11,724
05/31/1998              $14,949             $15,834           $11,745
06/30/1998              $15,015             $15,896           $11,759
07/31/1998              $15,058             $15,936           $11,773
08/31/1998              $15,253             $16,183           $11,787
09/30/1998              $15,404             $16,385           $11,801
10/31/1998              $15,419             $16,385           $11,830
11/30/1998              $15,458             $16,443           $11,830
12/31/1998              $15,489             $16,484           $11,823
01/31/1999              $15,617             $16,680           $11,851
02/28/1999              $15,572             $16,606           $11,865
03/31/1999              $15,601             $16,630           $11,901
04/30/1999              $15,662             $16,671           $11,988
05/31/1999              $15,585             $16,575           $11,988
06/30/1999              $15,367             $16,336           $11,988
07/31/1999              $15,400             $16,395           $12,024
08/31/1999              $15,165             $16,264           $12,053
09/30/1999              $15,131             $16,270           $12,110
10/31/1999              $14,889             $16,094           $12,132
11/30/1999              $15,042             $16,265           $12,140
12/31/1999              $14,899             $16,143           $12,140
01/31/2000              $14,795             $16,072           $12,176
02/29/2000              $14,969             $16,258           $12,248
03/31/2000              $15,315             $16,613           $12,348
04/30/2000              $15,266             $16,515           $12,356
05/31/2000              $15,141             $16,429           $12,370
06/30/2000              $15,521             $16,864           $12,435
07/31/2000              $15,763             $17,099           $12,463
08/31/2000              $16,033             $17,362           $12,463
09/30/2000              $15,980             $17,272           $12,528
10/31/2000              $16,138             $17,460           $12,549
11/30/2000              $16,277             $17,593           $12,557
12/31/2000              $16,635             $18,027           $12,549
01/31/2001              $16,736             $18,206           $12,629
02/28/2001              $16,832             $18,264           $12,679
03/31/2001              $16,949             $18,428           $12,708
04/30/2001              $16,812             $18,229           $12,759
05/31/2001              $16,957             $18,426           $12,816
06/30/2001              $17,097             $18,550           $12,838
07/31/2001              $17,339             $18,824           $12,802
08/31/2001              $17,606             $19,135           $12,802
09/30/2001              $17,549             $19,070           $12,860
10/31/2001              $17,763             $19,297           $12,816
11/30/2001              $17,646             $19,135           $12,794
12/31/2001              $17,485             $18,953           $12,744
01/31/2002              $17,723             $19,281           $12,774
02/28/2002              $17,912             $19,512           $12,825

Total Return            79.12%              95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Maryland   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
05/01/1995              $9,900              $10,000           $10,000
05/31/1995              $10,178             $10,319           $10,020
06/30/1995              $10,094             $10,229           $10,040
07/31/1995              $10,237             $10,326           $10,040
08/31/1995              $10,352             $10,458           $10,066
09/29/1995              $10,420             $10,523           $10,086
10/31/1995              $10,557             $10,676           $10,120
11/30/1995              $10,712             $10,853           $10,112
12/29/1995              $10,808             $10,957           $10,105
01/31/1996              $10,852             $11,041           $10,165
02/29/1996              $10,797             $10,966           $10,198
03/29/1996              $10,679             $10,825           $10,251
04/30/1996              $10,657             $10,795           $10,291
05/31/1996              $10,665             $10,791           $10,310
06/28/1996              $10,755             $10,908           $10,316
07/31/1996              $10,839             $11,006           $10,336
08/30/1996              $10,835             $11,004           $10,356
09/30/1996              $10,977             $11,158           $10,389
10/31/1996              $11,083             $11,284           $10,422
11/29/1996              $11,244             $11,491           $10,442
12/31/1996              $11,202             $11,443           $10,442
01/31/1997              $11,210             $11,464           $10,475
02/28/1997              $11,303             $11,570           $10,508
03/31/1997              $11,162             $11,416           $10,534
04/30/1997              $11,244             $11,512           $10,547
05/31/1997              $11,394             $11,686           $10,540
06/30/1997              $11,500             $11,811           $10,553
07/31/1997              $11,775             $12,138           $10,565
08/31/1997              $11,686             $12,024           $10,586
09/30/1997              $11,813             $12,167           $10,612
10/31/1997              $11,872             $12,245           $10,639
11/30/1997              $11,944             $12,317           $10,632
12/31/1997              $12,103             $12,497           $10,619
01/31/1998              $12,179             $12,626           $10,640
02/28/1998              $12,172             $12,629           $10,660
03/31/1998              $12,200             $12,641           $10,680
04/30/1998              $12,169             $12,584           $10,699
05/31/1998              $12,340             $12,783           $10,719
06/30/1998              $12,388             $12,832           $10,731
07/31/1998              $12,418             $12,865           $10,744
08/31/1998              $12,570             $13,064           $10,757
09/30/1998              $12,688             $13,227           $10,770
10/31/1998              $12,695             $13,227           $10,796
11/30/1998              $12,720             $13,274           $10,796
12/31/1998              $12,741             $13,307           $10,789
01/31/1999              $12,840             $13,465           $10,815
02/28/1999              $12,796             $13,406           $10,828
03/31/1999              $12,824             $13,425           $10,861
04/30/1999              $12,857             $13,458           $10,940
05/31/1999              $12,788             $13,380           $10,940
06/30/1999              $12,605             $13,187           $10,940
07/31/1999              $12,626             $13,235           $10,973
08/31/1999              $12,430             $13,129           $10,999
09/30/1999              $12,395             $13,134           $11,052
10/31/1999              $12,193             $12,992           $11,072
11/30/1999              $12,311             $13,130           $11,079
12/31/1999              $12,190             $13,032           $11,079
01/31/2000              $12,101             $12,974           $11,112
02/29/2000              $12,237             $13,125           $11,177
03/31/2000              $12,524             $13,411           $11,269
04/30/2000              $12,467             $13,332           $11,276
05/31/2000              $12,371             $13,263           $11,289
06/30/2000              $12,673             $13,614           $11,348
07/31/2000              $12,852             $13,803           $11,374
08/31/2000              $13,065             $14,016           $11,374
09/30/2000              $13,017             $13,943           $11,433
10/31/2000              $13,151             $14,095           $11,453
11/30/2000              $13,257             $14,202           $11,460
12/31/2000              $13,540             $14,553           $11,453
01/31/2001              $13,614             $14,697           $11,525
02/28/2001              $13,685             $14,744           $11,571
03/31/2001              $13,785             $14,877           $11,598
04/30/2001              $13,655             $14,716           $11,644
05/31/2001              $13,777             $14,875           $11,696
06/30/2001              $13,884             $14,974           $11,716
07/31/2001              $14,072             $15,196           $11,683
08/31/2001              $14,280             $15,447           $11,683
09/30/2001              $14,229             $15,394           $11,736
10/31/2001              $14,394             $15,578           $11,696
11/30/2001              $14,294             $15,447           $11,676
12/31/2001              $14,159             $15,300           $11,631
01/31/2002              $14,343             $15,565           $11,657
02/28/2002              $14,488             $15,751           $11,704

Total Return            44.88%              57.51%            17.04%



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
44

FRANKLIN MISSOURI TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MISSOURI TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MISSOURI STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MISSOURI MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------


STATE UPDATE

[STATE OF MISSOURI GRAPHIC OMITTED]

Missouri appears well prepared for the current economic slowdown. Through sound financial management, the state was able to build up budget reserve levels during the strong, late-1990s' economy. Because of its focus on responding quickly to fiscal challenges, the state has been able to maintain balanced budgets through the years by adjusting revenues and expenditures as needed. It finished fiscal year 2001 without incurring a deficit despite a significant drop in revenue growth due to the slowing economy, tax cuts and the state's new prescription drug credit for senior citizens. Responding aggressively to the revenue shortfall, Governor Holden announced a 5% budget cut for all state departments as well as transferred $127 million from tobacco settlement proceeds. 2

The fiscal year 2002 budget stipulates that "core" budget growth should be only slightly positive, a move that has called for the elimination of 472 state employee positions. Analysts recently reduced revenue growth projections to 2.9% over 2001 actual collections from 5.6%. 2 Responding to the lower-than-expected collections, the governor once again implemented spending cuts in all state departments. However, health care costs are expected to rise, with pharmacy expenditures projected to double over the next five years, significantly adding to spending pressures.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, FISCAL 2002 ARRIVES WITH U.S. STATE BUDGETS UNDER PRESSURE, 8/16/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 101.





CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 58.7%
AA  -- 14.4%
A   -- 13.8%
BBB -- 11.1%
Below Investment Grade -- 2.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
2/28/02

                                % OF TOTAL
                                 LONG-TERM
                                INVESTMENTS
-------------------------------------------

Hospital & Health Care                23.8%

Higher Education                      11.1%

Prerefunded                           10.8%

Transportation                        10.8%

Subject to Government
Appropriations                         9.1%

Housing                                8.7%

Utilities                              7.2%

Tax-Supported                          5.5%

Other Revenue                          5.3%

Corporate-Backed                       4.0%

General Obligation                     3.7%





Debt levels remain low as Missouri has followed a conservative approach to issuing debt. The Missouri Constitution requires that a majority of voters approve a general obligation bond before it is issued. As a result, Missouri's debt burden stood at $274 per capita versus the $541 state median and debt as a percentage of personal income was only 1.1% compared with the 2.1% state median. 3,4 Debt levels are expected to rise somewhat over the next five years principally due to the $2.25 billion authorization for highway purposes. 4

Missouri's outlook is likewise favorable. Moody's and Standard & Poor's, independent credit rating agencies, consider the state's credit profile stable. As a result, Moody's has assigned Missouri's general obligation debt an Aaa rating, one of its highest marks. 4


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Missouri Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.77 on February 28, 2001, to $12.00 on February 28, 2002.

The supply of Missouri bonds was up 91.9% in 2001 versus 2000, as many municipalities took advantage of the low interest rate environment to refinance debt and issue new bonds. 5 Although new municipal bond supply increased significantly, demand was up as well, a constructive environment for municipal bond prices. Several new closed-end mutual funds recently have entered the marketplace, and there was strong participation by institutional and retail buyers.

Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, hospital & health care represented the Fund's largest weighting, 23.8% of total long-term investments, followed by higher education at 11.1%. Notable purchases during the period included revenue bonds issued by St. Louis Airport, Kansas City Airport, Missouri State Health - University of Missouri, Missouri Development Finance Board Cultural Facilities - Nelson Gallery Foundation and Educational Facilities Authority Health Facilities
- SSM Health Care and Washington University.







3. Source: Standard & Poor's, RATINGSDIRECT, 11/9/01.
4. Source: Moody's Investors Service, 5/24/01. This does not indicate Moody's rating of the Fund.
5. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/01-2/28/02

                                           DIVIDEND PER SHARE
                                    ---------------------------------

MONTH                               CLASS A                   CLASS C
---------------------------------------------------------------------

March                               4.95 cents             4.38 cents

April                               4.95 cents             4.38 cents

May                                 4.95 cents             4.38 cents

June                                4.95 cents             4.44 cents

July                                4.95 cents             4.44 cents

August                              4.95 cents             4.44 cents

September                           4.85 cents             4.31 cents

October                             4.85 cents             4.31 cents

November                            4.85 cents             4.31 cents

December                            4.85 cents             4.30 cents

January                             4.85 cents             4.30 cents

February                            4.85 cents             4.30 cents

---------------------------------------------------------------------
TOTAL                              58.80 CENTS            52.29 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 49 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.64%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $12.53 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Missouri state personal income tax bracket of 42.28% would need to earn 8.04% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Missouri Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.23        $12.00     $11.77
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.5880

CLASS C                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.24        $12.06     $11.82
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.5229



PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +7.13%   +32.22%  +88.27%
Average Annual Total Return 2                        +2.60%    +4.82%   +6.07%
Avg. Ann. Total Return (3/31/02) 3                   -0.24%    +4.60%   +5.83%
Distribution Rate 4                       4.64%
Taxable Equivalent Distribution Rate 5    8.04%
30-Day Standardized Yield 6               4.00%
Taxable Equivalent Yield 5                6.93%


                                                                     INCEPTION
CLASS C                                             1-YEAR    5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.61%   +28.90%  +46.12%
Average Annual Total Return 2                        +4.54%    +5.00%   +5.55%
Avg. Ann. Total Return (3/31/02) 3                   +1.55%    +4.76%   +5.16%
Distribution Rate 4                       4.21%
Taxable Equivalent Distribution Rate 5    7.29%
30-Day Standardized Yield 6               3.60%
Taxable Equivalent Yield 5                6.24%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.





FRANKLIN MISSOURI
TAX-FREE INCOME FUND






--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Missouri state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +2.60%

5-Year                +4.82%

10-Year               +6.07%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +4.54%

5-Year                   +5.00%

Since Inception (5/1/95) +5.55%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Missouri   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
03/01/1992              $9,572              $10,000           $10,000
03/31/1992              $9,596              $10,003           $10,051
04/30/1992              $9,680              $10,092           $10,065
05/31/1992              $9,790              $10,211           $10,079
06/30/1992              $9,901              $10,383           $10,115
07/31/1992              $10,244             $10,694           $10,137
08/31/1992              $10,116             $10,590           $10,165
09/30/1992              $10,149             $10,659           $10,194
10/31/1992              $9,968              $10,555           $10,229
11/30/1992              $10,208             $10,744           $10,244
12/31/1992              $10,371             $10,853           $10,236
01/31/1993              $10,493             $10,979           $10,287
02/28/1993              $10,784             $11,377           $10,323
03/31/1993              $10,763             $11,256           $10,359
04/30/1993              $10,836             $11,370           $10,388
05/31/1993              $10,894             $11,433           $10,402
06/30/1993              $11,088             $11,624           $10,417
07/31/1993              $11,140             $11,639           $10,417
08/31/1993              $11,355             $11,882           $10,446
09/30/1993              $11,513             $12,017           $10,468
10/31/1993              $11,534             $12,040           $10,511
11/30/1993              $11,472             $11,934           $10,518
12/31/1993              $11,748             $12,186           $10,518
01/31/1994              $11,860             $12,325           $10,547
02/28/1994              $11,596             $12,005           $10,582
03/31/1994              $11,179             $11,517           $10,618
04/30/1994              $11,210             $11,615           $10,633
05/31/1994              $11,304             $11,716           $10,641
06/30/1994              $11,260             $11,644           $10,677
07/31/1994              $11,433             $11,857           $10,706
08/31/1994              $11,478             $11,899           $10,749
09/30/1994              $11,323             $11,724           $10,778
10/31/1994              $11,137             $11,515           $10,785
11/30/1994              $10,915             $11,307           $10,799
12/31/1994              $11,151             $11,556           $10,799
01/31/1995              $11,471             $11,886           $10,842
02/28/1995              $11,768             $12,232           $10,886
03/31/1995              $11,869             $12,373           $10,922
04/30/1995              $11,909             $12,387           $10,958
05/31/1995              $12,226             $12,783           $10,980
06/30/1995              $12,158             $12,671           $11,002
07/31/1995              $12,225             $12,792           $11,002
08/31/1995              $12,353             $12,954           $11,030
09/30/1995              $12,406             $13,036           $11,052
10/31/1995              $12,560             $13,225           $11,089
11/30/1995              $12,758             $13,444           $11,081
12/31/1995              $12,899             $13,573           $11,073
01/31/1996              $13,024             $13,677           $11,138
02/29/1996              $12,974             $13,584           $11,174
03/31/1996              $12,813             $13,410           $11,232
04/30/1996              $12,785             $13,372           $11,276
05/31/1996              $12,783             $13,367           $11,297
06/30/1996              $12,916             $13,513           $11,304
07/31/1996              $13,010             $13,634           $11,326
08/31/1996              $13,035             $13,631           $11,347
09/30/1996              $13,217             $13,822           $11,384
10/31/1996              $13,349             $13,978           $11,420
11/30/1996              $13,543             $14,234           $11,442
12/31/1996              $13,506             $14,175           $11,442
01/31/1997              $13,525             $14,201           $11,478
02/28/1997              $13,632             $14,332           $11,514
03/31/1997              $13,501             $14,141           $11,543
04/30/1997              $13,640             $14,260           $11,556
05/31/1997              $13,812             $14,476           $11,550
06/30/1997              $13,945             $14,630           $11,563
07/31/1997              $14,275             $15,036           $11,577
08/31/1997              $14,171             $14,894           $11,599
09/30/1997              $14,354             $15,072           $11,628
10/31/1997              $14,434             $15,168           $11,657
11/30/1997              $14,529             $15,258           $11,650
12/31/1997              $14,743             $15,480           $11,636
01/31/1998              $14,855             $15,640           $11,658
02/28/1998              $14,919             $15,645           $11,681
03/31/1998              $14,938             $15,659           $11,703
04/30/1998              $14,899             $15,588           $11,724
05/31/1998              $15,098             $15,834           $11,745
06/30/1998              $15,147             $15,896           $11,759
07/31/1998              $15,169             $15,936           $11,773
08/31/1998              $15,360             $16,183           $11,787
09/30/1998              $15,533             $16,385           $11,801
10/31/1998              $15,502             $16,385           $11,830
11/30/1998              $15,544             $16,443           $11,830
12/31/1998              $15,594             $16,484           $11,823
01/31/1999              $15,736             $16,680           $11,851
02/28/1999              $15,684             $16,606           $11,865
03/31/1999              $15,731             $16,630           $11,901
04/30/1999              $15,756             $16,671           $11,988
05/31/1999              $15,662             $16,575           $11,988
06/30/1999              $15,422             $16,336           $11,988
07/31/1999              $15,445             $16,395           $12,024
08/31/1999              $15,226             $16,264           $12,053
09/30/1999              $15,197             $16,270           $12,110
10/31/1999              $14,943             $16,094           $12,132
11/30/1999              $15,095             $16,265           $12,140
12/31/1999              $14,922             $16,143           $12,140
01/31/2000              $14,773             $16,072           $12,176
02/29/2000              $14,959             $16,258           $12,248
03/31/2000              $15,337             $16,613           $12,348
04/30/2000              $15,241             $16,515           $12,356
05/31/2000              $15,137             $16,429           $12,370
06/30/2000              $15,549             $16,864           $12,435
07/31/2000              $15,773             $17,099           $12,463
08/31/2000              $16,050             $17,362           $12,463
09/30/2000              $15,947             $17,272           $12,528
10/31/2000              $16,118             $17,460           $12,549
11/30/2000              $16,257             $17,593           $12,557
12/31/2000              $16,662             $18,027           $12,549
01/31/2001              $16,763             $18,206           $12,629
02/28/2001              $16,830             $18,264           $12,679
03/31/2001              $16,961             $18,428           $12,708
04/30/2001              $16,804             $18,229           $12,759
05/31/2001              $16,962             $18,426           $12,816
06/30/2001              $17,087             $18,550           $12,838
07/31/2001              $17,369             $18,824           $12,802
08/31/2001              $17,734             $19,135           $12,802
09/30/2001              $17,638             $19,070           $12,860
10/31/2001              $17,878             $19,297           $12,816
11/30/2001              $17,724             $19,135           $12,794
12/31/2001              $17,499             $18,953           $12,744
01/31/2002              $17,839             $19,281           $12,774
02/28/2002              $18,029             $19,512           $12,825

Total Return            80.29%              95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Missouri   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
05/01/1995              $9,896              $10,000           $10,000
05/31/1995              $10,170             $10,319           $10,020
06/30/1995              $10,108             $10,229           $10,040
07/31/1995              $10,159             $10,326           $10,040
08/31/1995              $10,260             $10,458           $10,066
09/29/1995              $10,308             $10,523           $10,086
10/31/1995              $10,430             $10,676           $10,120
11/30/1995              $10,589             $10,853           $10,112
12/29/1995              $10,700             $10,957           $10,105
01/31/1996              $10,797             $11,041           $10,165
02/29/1996              $10,753             $10,966           $10,198
03/29/1996              $10,607             $10,825           $10,251
04/30/1996              $10,586             $10,795           $10,291
05/31/1996              $10,579             $10,791           $10,310
06/28/1996              $10,684             $10,908           $10,316
07/31/1996              $10,758             $11,006           $10,336
08/30/1996              $10,774             $11,004           $10,356
09/30/1996              $10,910             $11,158           $10,389
10/31/1996              $11,022             $11,284           $10,422
11/29/1996              $11,175             $11,491           $10,442
12/31/1996              $11,120             $11,443           $10,442
01/31/1997              $11,130             $11,464           $10,475
02/28/1997              $11,218             $11,570           $10,508
03/31/1997              $11,114             $11,416           $10,534
04/30/1997              $11,223             $11,512           $10,547
05/31/1997              $11,357             $11,686           $10,540
06/30/1997              $11,461             $11,811           $10,553
07/31/1997              $11,737             $12,138           $10,565
08/31/1997              $11,647             $12,024           $10,586
09/30/1997              $11,791             $12,167           $10,612
10/31/1997              $11,851             $12,245           $10,639
11/30/1997              $11,925             $12,317           $10,632
12/31/1997              $12,093             $12,497           $10,619
01/31/1998              $12,179             $12,626           $10,640
02/28/1998              $12,225             $12,629           $10,660
03/31/1998              $12,235             $12,641           $10,680
04/30/1998              $12,198             $12,584           $10,699
05/31/1998              $12,354             $12,783           $10,719
06/30/1998              $12,400             $12,832           $10,731
07/31/1998              $12,411             $12,865           $10,744
08/31/1998              $12,561             $13,064           $10,757
09/30/1998              $12,687             $13,227           $10,770
10/31/1998              $12,655             $13,227           $10,796
11/30/1998              $12,693             $13,274           $10,796
12/31/1998              $12,717             $13,307           $10,789
01/31/1999              $12,827             $13,465           $10,815
02/28/1999              $12,788             $13,406           $10,828
03/31/1999              $12,820             $13,425           $10,861
04/30/1999              $12,824             $13,458           $10,940
05/31/1999              $12,752             $13,380           $10,940
06/30/1999              $12,542             $13,187           $10,940
07/31/1999              $12,554             $13,235           $10,973
08/31/1999              $12,381             $13,129           $10,999
09/30/1999              $12,341             $13,134           $11,052
10/31/1999              $12,141             $12,992           $11,072
11/30/1999              $12,248             $13,130           $11,079
12/31/1999              $12,102             $13,032           $11,079
01/31/2000              $11,977             $12,974           $11,112
02/29/2000              $12,123             $13,125           $11,177
03/31/2000              $12,423             $13,411           $11,269
04/30/2000              $12,340             $13,332           $11,276
05/31/2000              $12,262             $13,263           $11,289
06/30/2000              $12,578             $13,614           $11,348
07/31/2000              $12,762             $13,803           $11,374
08/31/2000              $12,969             $14,016           $11,374
09/30/2000              $12,893             $13,943           $11,433
10/31/2000              $13,024             $14,095           $11,453
11/30/2000              $13,130             $14,202           $11,460
12/31/2000              $13,450             $14,553           $11,453
01/31/2001              $13,525             $14,697           $11,525
02/28/2001              $13,574             $14,744           $11,571
03/31/2001              $13,684             $14,877           $11,598
04/30/2001              $13,540             $14,716           $11,644
05/31/2001              $13,661             $14,875           $11,696
06/30/2001              $13,756             $14,974           $11,716
07/31/2001              $13,975             $15,196           $11,683
08/31/2001              $14,260             $15,447           $11,683
09/30/2001              $14,189             $15,394           $11,736
10/31/2001              $14,375             $15,578           $11,696
11/30/2001              $14,245             $15,447           $11,676
12/31/2001              $14,059             $15,300           $11,631
01/31/2002              $14,312             $15,565           $11,657
02/28/2002              $14,461             $15,751           $11,704

Total Return            44.61%              57.51%            17.04%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
50

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NORTH CAROLINA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF NORTH CAROLINA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF NORTH CAROLINA GRAPHIC OMITTED]

North Carolina's economy has broadened and now includes concentrations, not only in manufacturing, but in finance, services and trade as well. However, North Carolina was not immune to the domestic economic slowdown that began in 2000. Consequently, employment growth slowed and the unemployment rate rose for the first time since 1993. September 11's tragic events further weakened the state's already fragile economy.

Despite slower economic growth and revenue growth below budgeted estimates, North Carolina's commitment toward fiscal integrity helped it retain the AAA and Aaa general obligation (GO) ratings by independent credit rating agencies Standard & Poor's and Moody's Investors Service. 2,3 Standard & Poor's holds a stable outlook for the state due to recently enacted revenue enhancements, cost-cutting measures and reserve fund restoration. On the other hand, Moody's placed the state's GO debt on negative CreditWatch and continues to monitor the state's efforts to restore budget balance and fiscal flexibility.

Looking forward, one factor in North Carolina's favor is that much of recent years' decline in reserves can be attributed to one-time expenses. Another positive factor is that the state's per-capita debt levels remained very low at about $387. 4 Continued conservative budget practices and prudent financial management should enable North Carolina municipal obligations to perform well in the future.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 10/19/01. This does not indicate Standard & Poor's rating of the Fund.
3. Source: Moody's Investors Service, NORTH CAROLINA (STATE OF), 7/13/01. This does not indicate Moody's rating of the Fund.
4. Source: Standard & Poor's, RATINGSDIRECT, 3/1/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 106.




CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 56.4%
AA  -- 14.3%
A   -- 15.0%
BBB -- 14.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
2/28/02

                         % OF TOTAL
                          LONG-TERM
                         INVESTMENTS
------------------------------------

Utilities                      22.1%

Hospital & Health Care         17.7%

Prerefunded                    13.5%

Subject to Government
Appropriations                 10.9%

Transportation                  9.5%

Housing                         8.0%

Corporate-Backed                5.7%

General Obligation              4.6%

Higher Education                3.6%

Other Revenue                   2.3%

Tax-Supported                   2.1%






PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin North Carolina Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.78 on February 28, 2001, to $11.96 on February 28, 2002.

As interest rates remained low during the 12 months under review, many municipalities were motivated to borrow, and issuers continued to take advantage of inexpensive borrowing costs. The low interest rate environment, in conjunction with declining tax receipts, sparked a significant outbreak of municipal bond activity. The need for capital improvement also contributed to the fervor, and 2001 closed as the year with the second highest amount of national issuance at $286.6 billion. 5 As 2002 began, the momentum continued with a record January issuance of $20.4 billion in long-term bonds. 6

Issuance increased dramatically in many states. For the year 2001, the supply of North Carolina bonds was up 48.3%. Additionally, Puerto Rico experienced a tremendous year, closing with $5.9 billion of issuance. 5 These Puerto Rico bonds offered many attractive investment opportunities for Franklin North Carolina Tax-Free Income Fund as well. As a result, we increased our holdings in territorial securities. It is important to note that Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

Notable purchases during the reporting period included Puerto Rico PBA; Charlotte Storm Water Fee, Puerto Rico Public Finance Corp., Puerto Rico Commonwealth Highway and Transportation Authority Transportation, and Wake County Industrial Facilities and PCFA - Carolina Power and Light Company Project revenue bonds. During the 12 months under review, sales included Puerto Rico Electric Power Authority, Puerto Rico Commonwealth Infrastructure Financing Authority, New Hanover County Hospital - New Hanover Regional Medical Center Project and North Carolina Medical Care Commission Health System Revenue - Catholic Health East Project revenue bonds.




5. Source: THE BOND BUYER, 1/2/02.
6. Source: THE BOND BUYER, 2/1/02.

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/01-2/28/02

                                        DIVIDEND PER SHARE
                                 -------------------------------

MONTH                            CLASS A                CLASS C
----------------------------------------------------------------

March                            5.02 cents           4.43 cents

April                            5.02 cents           4.43 cents

May                              5.02 cents           4.43 cents

June                             5.02 cents           4.48 cents

July                             5.02 cents           4.48 cents

August                           5.02 cents           4.48 cents

September                        4.92 cents           4.37 cents

October                          4.92 cents           4.37 cents

November                         4.92 cents           4.37 cents

December                         4.80 cents           4.24 cents

January                          4.80 cents           4.24 cents

February                         4.80 cents           4.24 cents

----------------------------------------------------------------
TOTAL                           59.28 CENTS          52.56 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.





The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 55 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.54%, based on an annualization of the current 4.73 cent ($0.0473) per share dividend and the maximum offering price of $12.49 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and North Carolina state personal income tax bracket of

43.67% would need to earn 8.06% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin North Carolina Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                CHANGE        2/28/02    2/28/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.18        $11.96     $11.78
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                        $0.5928

CLASS C                                CHANGE        2/28/02    2/28/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.18        $12.05     $11.87
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                        $0.5256



PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.74%   +31.70%  +84.04%
Average Annual Total Return 2                        +2.22%    +4.75%   +5.83%
Avg. Ann. Total Return (3/31/02) 3                   -0.46%    +4.55%   +5.62%
Distribution Rate 4                       4.54%
Taxable Equivalent Distribution Rate 5    8.06%
30-Day Standardized Yield 6               4.05%
Taxable Equivalent Yield 5                7.19%


                                                                     INCEPTION
CLASS C                                             1-YEAR    5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.09%   +28.21%  +44.84%
Average Annual Total Return 2                        +4.03%    +4.88%   +5.41%
Avg. Ann. Total Return (3/31/02) 3                   +1.31%    +4.68%   +5.05%
Distribution Rate 4                       4.12%
Taxable Equivalent Distribution Rate 5    7.31%
30-Day Standardized Yield 6               3.67%
Taxable Equivalent Yield 5                6.52%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.





FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and North Carolina state personal income tax bracket of 43.67%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +2.22%

5-Year                +4.75%

10-Year               +5.83%





AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +4.03%

5-Year                   +4.88%

Since Inception (5/1/95) +5.41%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin North Carolina   Lehman Brothers   CPI 7
                        Tax-Free                  Municipal Bond
                        Income Fund               Index 7
03/01/1992              $9,577                    $10,000           $10,000
03/31/1992              $9,591                    $10,003           $10,051
04/30/1992              $9,666                    $10,092           $10,065
05/31/1992              $9,774                    $10,211           $10,079
06/30/1992              $9,902                    $10,383           $10,115
07/31/1992              $10,259                   $10,694           $10,137
08/31/1992              $10,140                   $10,590           $10,165
09/30/1992              $10,172                   $10,659           $10,194
10/31/1992              $10,044                   $10,555           $10,229
11/30/1992              $10,264                   $10,744           $10,244
12/31/1992              $10,417                   $10,853           $10,236
01/31/1993              $10,546                   $10,979           $10,287
02/28/1993              $10,845                   $11,377           $10,323
03/31/1993              $10,813                   $11,256           $10,359
04/30/1993              $10,894                   $11,370           $10,388
05/31/1993              $10,934                   $11,433           $10,402
06/30/1993              $11,107                   $11,624           $10,417
07/31/1993              $11,112                   $11,639           $10,417
08/31/1993              $11,343                   $11,882           $10,446
09/30/1993              $11,470                   $12,017           $10,468
10/31/1993              $11,499                   $12,040           $10,511
11/30/1993              $11,437                   $11,934           $10,518
12/31/1993              $11,635                   $12,186           $10,518
01/31/1994              $11,745                   $12,325           $10,547
02/28/1994              $11,501                   $12,005           $10,582
03/31/1994              $11,056                   $11,517           $10,618
04/30/1994              $11,115                   $11,615           $10,633
05/31/1994              $11,199                   $11,716           $10,641
06/30/1994              $11,115                   $11,644           $10,677
07/31/1994              $11,314                   $11,857           $10,706
08/31/1994              $11,359                   $11,899           $10,749
09/30/1994              $11,206                   $11,724           $10,778
10/31/1994              $10,990                   $11,515           $10,785
11/30/1994              $10,710                   $11,307           $10,799
12/31/1994              $10,965                   $11,556           $10,799
01/31/1995              $11,305                   $11,886           $10,842
02/28/1995              $11,622                   $12,232           $10,886
03/31/1995              $11,765                   $12,373           $10,922
04/30/1995              $11,775                   $12,387           $10,958
05/31/1995              $12,080                   $12,783           $10,980
06/30/1995              $11,993                   $12,671           $11,002
07/31/1995              $12,051                   $12,792           $11,002
08/31/1995              $12,169                   $12,954           $11,030
09/30/1995              $12,233                   $13,036           $11,052
10/31/1995              $12,419                   $13,225           $11,089
11/30/1995              $12,617                   $13,444           $11,081
12/31/1995              $12,735                   $13,573           $11,073
01/31/1996              $12,795                   $13,677           $11,138
02/29/1996              $12,703                   $13,584           $11,174
03/31/1996              $12,576                   $13,410           $11,232
04/30/1996              $12,570                   $13,372           $11,276
05/31/1996              $12,589                   $13,367           $11,297
06/30/1996              $12,719                   $13,513           $11,304
07/31/1996              $12,811                   $13,634           $11,326
08/31/1996              $12,812                   $13,631           $11,347
09/30/1996              $12,981                   $13,822           $11,384
10/31/1996              $13,110                   $13,978           $11,420
11/30/1996              $13,290                   $14,234           $11,442
12/31/1996              $13,259                   $14,175           $11,442
01/31/1997              $13,275                   $14,201           $11,478
02/28/1997              $13,389                   $14,332           $11,514
03/31/1997              $13,267                   $14,141           $11,543
04/30/1997              $13,380                   $14,260           $11,556
05/31/1997              $13,535                   $14,476           $11,550
06/30/1997              $13,677                   $14,630           $11,563
07/31/1997              $13,980                   $15,036           $11,577
08/31/1997              $13,899                   $14,894           $11,599
09/30/1997              $14,042                   $15,072           $11,628
10/31/1997              $14,143                   $15,168           $11,657
11/30/1997              $14,236                   $15,258           $11,650
12/31/1997              $14,443                   $15,480           $11,636
01/31/1998              $14,565                   $15,640           $11,658
02/28/1998              $14,567                   $15,645           $11,681
03/31/1998              $14,596                   $15,659           $11,703
04/30/1998              $14,568                   $15,588           $11,724
05/31/1998              $14,762                   $15,834           $11,745
06/30/1998              $14,821                   $15,896           $11,759
07/31/1998              $14,865                   $15,936           $11,773
08/31/1998              $15,053                   $16,183           $11,787
09/30/1998              $15,235                   $16,385           $11,801
10/31/1998              $15,227                   $16,385           $11,830
11/30/1998              $15,267                   $16,443           $11,830
12/31/1998              $15,302                   $16,484           $11,823
01/31/1999              $15,440                   $16,680           $11,851
02/28/1999              $15,375                   $16,606           $11,865
03/31/1999              $15,409                   $16,630           $11,901
04/30/1999              $15,432                   $16,671           $11,988
05/31/1999              $15,350                   $16,575           $11,988
06/30/1999              $15,111                   $16,336           $11,988
07/31/1999              $15,120                   $16,395           $12,024
08/31/1999              $14,955                   $16,264           $12,053
09/30/1999              $14,925                   $16,270           $12,110
10/31/1999              $14,701                   $16,094           $12,132
11/30/1999              $14,824                   $16,265           $12,140
12/31/1999              $14,654                   $16,143           $12,140
01/31/2000              $14,534                   $16,072           $12,176
02/29/2000              $14,704                   $16,258           $12,248
03/31/2000              $15,061                   $16,613           $12,348
04/30/2000              $14,965                   $16,515           $12,356
05/31/2000              $14,890                   $16,429           $12,370
06/30/2000              $15,267                   $16,864           $12,435
07/31/2000              $15,499                   $17,099           $12,463
08/31/2000              $15,731                   $17,362           $12,463
09/30/2000              $15,645                   $17,272           $12,528
10/31/2000              $15,826                   $17,460           $12,549
11/30/2000              $15,962                   $17,593           $12,557
12/31/2000              $16,347                   $18,027           $12,549
01/31/2001              $16,460                   $18,206           $12,629
02/28/2001              $16,527                   $18,264           $12,679
03/31/2001              $16,658                   $18,428           $12,708
04/30/2001              $16,463                   $18,229           $12,759
05/31/2001              $16,619                   $18,426           $12,816
06/30/2001              $16,759                   $18,550           $12,838
07/31/2001              $17,079                   $18,824           $12,802
08/31/2001              $17,337                   $19,135           $12,802
09/30/2001              $17,243                   $19,070           $12,860
10/31/2001              $17,466                   $19,297           $12,816
11/30/2001              $17,345                   $19,135           $12,794
12/31/2001              $17,153                   $18,953           $12,744
01/31/2002              $17,425                   $19,281           $12,774
02/28/2002              $17,627                   $19,512           $12,825

Total Return            76.27%                    95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin North Carolina   Lehman Brothers   CPI 7
                        Tax-Free                  Municipal Bond
                        Income Fund               Index 7
05/01/1995              $9,896                    $10,000           $10,000
05/31/1995              $10,155                   $10,319           $10,020
06/30/1995              $10,094                   $10,229           $10,040
07/31/1995              $10,146                   $10,326           $10,040
08/31/1995              $10,240                   $10,458           $10,066
09/29/1995              $10,299                   $10,523           $10,086
10/31/1995              $10,449                   $10,676           $10,120
11/30/1995              $10,609                   $10,853           $10,112
12/29/1995              $10,712                   $10,957           $10,105
01/31/1996              $10,747                   $11,041           $10,165
02/29/1996              $10,666                   $10,966           $10,198
03/29/1996              $10,555                   $10,825           $10,251
04/30/1996              $10,545                   $10,795           $10,291
05/31/1996              $10,554                   $10,791           $10,310
06/28/1996              $10,667                   $10,908           $10,316
07/31/1996              $10,730                   $11,006           $10,336
08/30/1996              $10,726                   $11,004           $10,356
09/30/1996              $10,871                   $11,158           $10,389
10/31/1996              $10,963                   $11,284           $10,422
11/29/1996              $11,117                   $11,491           $10,442
12/31/1996              $11,086                   $11,443           $10,442
01/31/1997              $11,093                   $11,464           $10,475
02/28/1997              $11,182                   $11,570           $10,508
03/31/1997              $11,076                   $11,416           $10,534
04/30/1997              $11,164                   $11,512           $10,547
05/31/1997              $11,298                   $11,686           $10,540
06/30/1997              $11,401                   $11,811           $10,553
07/31/1997              $11,657                   $12,138           $10,565
08/31/1997              $11,574                   $12,024           $10,586
09/30/1997              $11,697                   $12,167           $10,612
10/31/1997              $11,764                   $12,245           $10,639
11/30/1997              $11,846                   $12,317           $10,632
12/31/1997              $12,001                   $12,497           $10,619
01/31/1998              $12,106                   $12,626           $10,640
02/28/1998              $12,103                   $12,629           $10,660
03/31/1998              $12,121                   $12,641           $10,680
04/30/1998              $12,093                   $12,584           $10,699
05/31/1998              $12,257                   $12,783           $10,719
06/30/1998              $12,300                   $12,832           $10,731
07/31/1998              $12,331                   $12,865           $10,744
08/31/1998              $12,479                   $13,064           $10,757
09/30/1998              $12,614                   $13,227           $10,770
10/31/1998              $12,603                   $13,227           $10,796
11/30/1998              $12,639                   $13,274           $10,796
12/31/1998              $12,662                   $13,307           $10,789
01/31/1999              $12,769                   $13,465           $10,815
02/28/1999              $12,711                   $13,406           $10,828
03/31/1999              $12,731                   $13,425           $10,861
04/30/1999              $12,744                   $13,458           $10,940
05/31/1999              $12,671                   $13,380           $10,940
06/30/1999              $12,457                   $13,187           $10,940
07/31/1999              $12,469                   $13,235           $10,973
08/31/1999              $12,319                   $13,129           $10,999
09/30/1999              $12,300                   $13,134           $11,052
10/31/1999              $12,101                   $12,992           $11,072
11/30/1999              $12,195                   $13,130           $11,079
12/31/1999              $12,050                   $13,032           $11,079
01/31/2000              $11,946                   $12,974           $11,112
02/29/2000              $12,090                   $13,125           $11,177
03/31/2000              $12,376                   $13,411           $11,269
04/30/2000              $12,293                   $13,332           $11,276
05/31/2000              $12,216                   $13,263           $11,289
06/30/2000              $12,529                   $13,614           $11,348
07/31/2000              $12,712                   $13,803           $11,374
08/31/2000              $12,895                   $14,016           $11,374
09/30/2000              $12,819                   $13,943           $11,433
10/31/2000              $12,961                   $14,095           $11,453
11/30/2000              $13,066                   $14,202           $11,460
12/31/2000              $13,373                   $14,553           $11,453
01/31/2001              $13,471                   $14,697           $11,525
02/28/2001              $13,511                   $14,744           $11,571
03/31/2001              $13,610                   $14,877           $11,598
04/30/2001              $13,433                   $14,716           $11,644
05/31/2001              $13,564                   $14,875           $11,696
06/30/2001              $13,672                   $14,974           $11,716
07/31/2001              $13,924                   $15,196           $11,683
08/31/2001              $14,126                   $15,447           $11,683
09/30/2001              $14,046                   $15,394           $11,736
10/31/2001              $14,219                   $15,578           $11,696
11/30/2001              $14,115                   $15,447           $11,676
12/31/2001              $13,952                   $15,300           $11,631
01/31/2002              $14,178                   $15,565           $11,657
02/28/2002              $14,334                   $15,751           $11,704

Total Return            43.34%                    57.51%            17.04%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


              Past performance does not guarantee future results.
56

FRANKLIN TEXAS TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN TEXAS TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF TEXAS MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF TEXAS GRAPHIC OMITTED]

The Lone Star State is a shining example of economic progress. Adding almost one million new jobs in the past five years, Texas easily surpassed the national economy in job creation. Simultaneously, the state has diversified its economy to be less dependent on the volatile energy sector, where employment has fallen to 12% of the total economy in 2001, compared with 24% in 1980. 2 Most remarkable has been the growth in the high technology sector, which recently ranked second only to California in total jobs. The state's low-cost business environment, educated workforce and presence of technology supply firms gives it an advantage over other technology hubs in attracting and maintaining high-tech companies. Principal tech centers include Austin, Dallas and Houston.

Meanwhile, the state's solid economic fundamentals have attracted job seekers as well as those seeking to make investments. According to the 2000 U.S. census, Texas' population ballooned by 22% since 1990, making it the second most populous state. American and foreign investors alike poured money into the state, as they attempted to take advantage of the relatively low cost, educated workforce.

With strong job growth and an unemployment rate of 5.7% as of December 2001, Texas will most likely continue to attract new residents. 3 Although the state projects that gross state product growth will slow from the 6% rate it has enjoyed over the past



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 12/5/01. This does not indicate Standard & Poor's rating of the Fund.
3. Source: Bureau of Labor Statistics, 2/7/02.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 111.






CREDIT QUALITY BREAKDOWN*
Franklin Texas Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 73.0%
AA  -- 4.6%
A   -- 0.2%
BBB -- 16.6%
Below Investment Grade -- 5.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Texas
Tax-Free Income Fund
2/28/02

                              % OF TOTAL
                               LONG-TERM
                              INVESTMENTS
-----------------------------------------

General Obligation                  34.6%

Utilities                           17.4%

Hospital & Health Care              12.5%

Corporate-Backed                     9.8%

Prerefunded                          9.3%

Transportation                       7.5%

Housing                              5.0%

Tax-Supported                        1.9%

Higher Education                     1.0%

Other Revenue                        1.0%





three years to 4% growth through 2003, it still should surpass the national economy's growth. 4 Employment and the labor force are estimated to grow by 2.0% annually over the next five years while the population as a whole is expected to grow by 1.5% annually. 2

However, this type of population growth rate combined with a slowing economy will cause some pressure on public services. The state will have to find ways to address its budgetary needs, especially for education, corrections, Medicaid and transportation. A more lackluster economy would also hamper sales tax collections, which account for more than half of the state's tax revenues.

Texas has clearly managed its economy admirably. Accordingly, Standard & Poor's, an independent credit rating agency, assigned the state's general obligation debt an AA rating, one of its highest. 2


PORTFOLIO NOTES
Retail and institutional demand for municipal bonds remained extremely strong throughout the year. Demand significantly outpaced supply in Texas, even as new issue supply increased 67.1% in 2001 versus 2000, as issuers took advantage of the relatively low rates to issue municipal bonds. 5 The robust demand gave us opportunities to sell bonds at relatively high retail prices. Notable sales included Brazos River Authority PCR for Texas Utilities Electric Co., Sabine River Authority PCR for Texas Utilities Electric Co. Project and Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue for American Airlines.

Franklin Texas Tax-Free Income Fund is the largest Texas municipal bond fund. Our size and leverage in the market allowed us to get the first look at primary and secondary market offerings. Subsequently, we were able to invest the proceeds in mostly AAA-rated bonds with good call protection at institutional, or wholesale, prices. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments throughout the six months were in A-rated or higher bonds. We found particular value in AAA-rated school district GOs and water utility revenue bonds. At period-end, 77.6% of the Fund's total long-term investments were rated AA or higher.



4. Source: Moody's Investors Service, TEXAS (STATE OF), 11/29/01.
5. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/01-2/28/02

                                          DIVIDEND PER SHARE
                                    -------------------------------

MONTH                               CLASS A                CLASS C
-------------------------------------------------------------------

March                               4.75 cents           4.22 cents

April                               4.75 cents           4.22 cents

May                                 4.75 cents           4.22 cents

June                                4.75 cents           4.27 cents

July                                4.75 cents           4.27 cents

August                              4.75 cents           4.27 cents

September                           4.60 cents           4.10 cents

October                             4.60 cents           4.10 cents

November                            4.60 cents           4.10 cents

December                            4.10 cents           3.59 cents

January                             4.10 cents           3.59 cents

February                            4.10 cents           3.59 cents

-------------------------------------------------------------------
TOTAL                              54.60 CENTS          48.54 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, general obligation bonds represented the Fund's largest weighting, at 34.6% of total long-term investments, followed by utilities at 17.4%. Important purchases included GO bonds for Onalaska ISD, Bridge City ISD and Duncanville ISD as well as revenue bonds for Lower Colorado River Authority and Harris County Houston Sport Authority.

The Fund's performance was adversely affected primarily by the negative price return of one position, Asarco Inc., which guarantees $6.0 million of Nueces County, Texas, industrial development bonds held by the Fund. In November 1999, Grupo Mexico SA (Grupo), a publicly traded Mexican industrial conglomerate, purchased Asarco. Grupo's leveraged buyout of Asarco and combination of mining assets created a large, low-cost copper producer, but it also greatly increased the company's total debt. The increased debt, combined with the weak global economy and historically low copper prices, led to downgrades in the corporate credit ratings of all bonds backed by Asarco. On February 28, 2002, our Nueces County IDA holding represented 1.8% of the Fund's total long-term investments. We continue to monitor the situation very closely and stay in direct contact with company officials.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 61 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.70%, based on an annualization of the current 4.3 cent ($0.043) per share dividend and the maximum offering price of $10.97 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal income tax bracket of 38.6% would need to earn 7.65% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, new issue supply should remain relatively high because of low interest rates. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE        2/28/02    2/28/01
------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.10        $10.50     $10.60
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                         $0.5460

CLASS C                                 CHANGE        2/28/02    2/28/01
------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.09        $10.66     $10.75
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                         $0.4854





PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +4.30%   +23.65%  +74.44%
Average Annual Total Return 2                        -0.12%    +3.44%   +5.26%
Avg. Ann. Total Return (3/31/02) 3                   -2.73%    +3.19%   +5.02%
Distribution Rate 4                       4.70%
Taxable Equivalent Distribution Rate 5    7.65%
30-Day Standardized Yield 6               4.36%
Taxable Equivalent Yield 5                7.10%


                                                                     INCEPTION
CLASS C                                             1-YEAR    5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.75%   +20.38%  +37.42%
Average Annual Total Return 2                        +1.72%    +3.56%   +4.61%
Avg. Ann. Total Return (3/31/02) 3                   -0.99%    +3.36%   +4.25%
Distribution Rate 4                       4.25%
Taxable Equivalent Distribution Rate 5    6.92%
30-Day Standardized Yield 6               3.98%
Taxable Equivalent Yield 5                6.48%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.






FRANKLIN TEXAS
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                -0.12%

5-Year                +3.44%

10-Year               +5.26%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +1.72%

5-Year                   +3.56%

Since Inception (5/1/95) +4.61%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Texas   Lehman Brothers   CPI 7
                        Tax-Free         Municipal Bond
                        Income Fund      Index 7
03/01/1992              $9,573           $10,000           $10,000
03/31/1992              $9,599           $10,003           $10,051
04/30/1992              $9,677           $10,092           $10,065
05/31/1992              $9,797           $10,211           $10,079
06/30/1992              $9,928           $10,383           $10,115
07/31/1992              $10,255          $10,694           $10,137
08/31/1992              $10,111          $10,590           $10,165
09/30/1992              $10,136          $10,659           $10,194
10/31/1992              $9,982           $10,555           $10,229
11/30/1992              $10,197          $10,744           $10,244
12/31/1992              $10,353          $10,853           $10,236
01/31/1993              $10,467          $10,979           $10,287
02/28/1993              $10,789          $11,377           $10,323
03/31/1993              $10,722          $11,256           $10,359
04/30/1993              $10,787          $11,370           $10,388
05/31/1993              $10,828          $11,433           $10,402
06/30/1993              $11,006          $11,624           $10,417
07/31/1993              $11,021          $11,639           $10,417
08/31/1993              $11,200          $11,882           $10,446
09/30/1993              $11,322          $12,017           $10,468
10/31/1993              $11,345          $12,040           $10,511
11/30/1993              $11,380          $11,934           $10,518
12/31/1993              $11,555          $12,186           $10,518
01/31/1994              $11,650          $12,325           $10,547
02/28/1994              $11,474          $12,005           $10,582
03/31/1994              $11,153          $11,517           $10,618
04/30/1994              $11,204          $11,615           $10,633
05/31/1994              $11,289          $11,716           $10,641
06/30/1994              $11,274          $11,644           $10,677
07/31/1994              $11,418          $11,857           $10,706
08/31/1994              $11,454          $11,899           $10,749
09/30/1994              $11,371          $11,724           $10,778
10/31/1994              $11,255          $11,515           $10,785
11/30/1994              $11,063          $11,307           $10,799
12/31/1994              $11,231          $11,556           $10,799
01/31/1995              $11,454          $11,886           $10,842
02/28/1995              $11,684          $12,232           $10,886
03/31/1995              $11,789          $12,373           $10,922
04/30/1995              $11,822          $12,387           $10,958
05/31/1995              $12,082          $12,783           $10,980
06/30/1995              $12,080          $12,671           $11,002
07/31/1995              $12,151          $12,792           $11,002
08/31/1995              $12,273          $12,954           $11,030
09/30/1995              $12,362          $13,036           $11,052
10/31/1995              $12,488          $13,225           $11,089
11/30/1995              $12,637          $13,444           $11,081
12/31/1995              $12,727          $13,573           $11,073
01/31/1996              $12,801          $13,677           $11,138
02/29/1996              $12,763          $13,584           $11,174
03/31/1996              $12,702          $13,410           $11,232
04/30/1996              $12,708          $13,372           $11,276
05/31/1996              $12,742          $13,367           $11,297
06/30/1996              $12,856          $13,513           $11,304
07/31/1996              $12,944          $13,634           $11,326
08/31/1996              $12,949          $13,631           $11,347
09/30/1996              $13,125          $13,822           $11,384
10/31/1996              $13,238          $13,978           $11,420
11/30/1996              $13,402          $14,234           $11,442
12/31/1996              $13,385          $14,175           $11,442
01/31/1997              $13,406          $14,201           $11,478
02/28/1997              $13,505          $14,332           $11,514
03/31/1997              $13,396          $14,141           $11,543
04/30/1997              $13,506          $14,260           $11,556
05/31/1997              $13,660          $14,476           $11,550
06/30/1997              $13,798          $14,630           $11,563
07/31/1997              $14,102          $15,036           $11,577
08/31/1997              $14,007          $14,894           $11,599
09/30/1997              $14,145          $15,072           $11,628
10/31/1997              $14,314          $15,168           $11,657
11/30/1997              $14,399          $15,258           $11,650
12/31/1997              $14,602          $15,480           $11,636
01/31/1998              $14,706          $15,640           $11,658
02/28/1998              $14,708          $15,645           $11,681
03/31/1998              $14,725          $15,659           $11,703
04/30/1998              $14,684          $15,588           $11,724
05/31/1998              $14,873          $15,834           $11,745
06/30/1998              $14,934          $15,896           $11,759
07/31/1998              $14,967          $15,936           $11,773
08/31/1998              $15,151          $16,183           $11,787
09/30/1998              $15,304          $16,385           $11,801
10/31/1998              $15,255          $16,385           $11,830
11/30/1998              $15,309          $16,443           $11,830
12/31/1998              $15,347          $16,484           $11,823
01/31/1999              $15,481          $16,680           $11,851
02/28/1999              $15,423          $16,606           $11,865
03/31/1999              $15,471          $16,630           $11,901
04/30/1999              $15,494          $16,671           $11,988
05/31/1999              $15,446          $16,575           $11,988
06/30/1999              $15,242          $16,336           $11,988
07/31/1999              $15,250          $16,395           $12,024
08/31/1999              $15,072          $16,264           $12,053
09/30/1999              $15,038          $16,270           $12,110
10/31/1999              $14,768          $16,094           $12,132
11/30/1999              $14,855          $16,265           $12,140
12/31/1999              $14,656          $16,143           $12,140
01/31/2000              $14,454          $16,072           $12,176
02/29/2000              $14,620          $16,258           $12,248
03/31/2000              $14,901          $16,613           $12,348
04/30/2000              $14,825          $16,515           $12,356
05/31/2000              $14,741          $16,429           $12,370
06/30/2000              $15,085          $16,864           $12,435
07/31/2000              $15,260          $17,099           $12,463
08/31/2000              $15,477          $17,362           $12,463
09/30/2000              $15,410          $17,272           $12,528
10/31/2000              $15,543          $17,460           $12,549
11/30/2000              $15,597          $17,593           $12,557
12/31/2000              $15,903          $18,027           $12,549
01/31/2001              $15,946          $18,206           $12,629
02/28/2001              $16,014          $18,264           $12,679
03/31/2001              $16,120          $18,428           $12,708
04/30/2001              $15,981          $18,229           $12,759
05/31/2001              $16,146          $18,426           $12,816
06/30/2001              $16,277          $18,550           $12,838
07/31/2001              $16,540          $18,824           $12,802
08/31/2001              $16,752          $19,135           $12,802
09/30/2001              $16,523          $19,070           $12,860
10/31/2001              $16,665          $19,297           $12,816
11/30/2001              $16,528          $19,135           $12,794
12/31/2001              $16,325          $18,953           $12,744
01/31/2002              $16,514          $19,281           $12,774
02/28/2002              $16,702          $19,512           $12,825

Total Return            67.02%           95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Texas   Lehman Brothers   CPI 7
                        Tax-Free         Municipal Bond
                        Income Fund      Index 7
05/01/1995              $9,903           $10,000           $10,000
05/31/1995              $10,133          $10,319           $10,020
06/30/1995              $10,126          $10,229           $10,040
07/31/1995              $10,180          $10,326           $10,040
08/31/1995              $10,304          $10,458           $10,066
09/29/1995              $10,373          $10,523           $10,086
10/31/1995              $10,472          $10,676           $10,120
11/30/1995              $10,627          $10,853           $10,112
12/29/1995              $10,706          $10,957           $10,105
01/31/1996              $10,762          $11,041           $10,165
02/29/1996              $10,718          $10,966           $10,198
03/29/1996              $10,671          $10,825           $10,251
04/30/1996              $10,671          $10,795           $10,291
05/31/1996              $10,694          $10,791           $10,310
06/28/1996              $10,793          $10,908           $10,316
07/31/1996              $10,860          $11,006           $10,336
08/30/1996              $10,859          $11,004           $10,356
09/30/1996              $11,001          $11,158           $10,389
10/31/1996              $11,091          $11,284           $10,422
11/29/1996              $11,224          $11,491           $10,442
12/31/1996              $11,206          $11,443           $10,442
01/31/1997              $11,229          $11,464           $10,475
02/28/1997              $11,305          $11,570           $10,508
03/31/1997              $11,199          $11,416           $10,534
04/30/1997              $11,295          $11,512           $10,547
05/31/1997              $11,418          $11,686           $10,540
06/30/1997              $11,528          $11,811           $10,553
07/31/1997              $11,775          $12,138           $10,565
08/31/1997              $11,690          $12,024           $10,586
09/30/1997              $11,799          $12,167           $10,612
10/31/1997              $11,932          $12,245           $10,639
11/30/1997              $11,998          $12,317           $10,632
12/31/1997              $12,169          $12,497           $10,619
01/31/1998              $12,248          $12,626           $10,640
02/28/1998              $12,243          $12,629           $10,660
03/31/1998              $12,252          $12,641           $10,680
04/30/1998              $12,213          $12,584           $10,699
05/31/1998              $12,374          $12,783           $10,719
06/30/1998              $12,407          $12,832           $10,731
07/31/1998              $12,438          $12,865           $10,744
08/31/1998              $12,583          $13,064           $10,757
09/30/1998              $12,702          $13,227           $10,770
10/31/1998              $12,656          $13,227           $10,796
11/30/1998              $12,694          $13,274           $10,796
12/31/1998              $12,720          $13,307           $10,789
01/31/1999              $12,834          $13,465           $10,815
02/28/1999              $12,782          $13,406           $10,828
03/31/1999              $12,802          $13,425           $10,861
04/30/1999              $12,826          $13,458           $10,940
05/31/1999              $12,770          $13,380           $10,940
06/30/1999              $12,596          $13,187           $10,940
07/31/1999              $12,596          $13,235           $10,973
08/31/1999              $12,445          $13,129           $10,999
09/30/1999              $12,413          $13,134           $11,052
10/31/1999              $12,187          $12,992           $11,072
11/30/1999              $12,241          $13,130           $11,079
12/31/1999              $12,084          $13,032           $11,079
01/31/2000              $11,901          $12,974           $11,112
02/29/2000              $12,042          $13,125           $11,177
03/31/2000              $12,265          $13,411           $11,269
04/30/2000              $12,197          $13,332           $11,276
05/31/2000              $12,112          $13,263           $11,289
06/30/2000              $12,409          $13,614           $11,348
07/31/2000              $12,544          $13,803           $11,374
08/31/2000              $12,702          $14,016           $11,374
09/30/2000              $12,642          $13,943           $11,433
10/31/2000              $12,743          $14,095           $11,453
11/30/2000              $12,793          $14,202           $11,460
12/31/2000              $13,035          $14,553           $11,453
01/31/2001              $13,063          $14,697           $11,525
02/28/2001              $13,113          $14,744           $11,571
03/31/2001              $13,204          $14,877           $11,598
04/30/2001              $13,073          $14,716           $11,644
05/31/2001              $13,198          $14,875           $11,696
06/30/2001              $13,311          $14,974           $11,716
07/31/2001              $13,504          $15,196           $11,683
08/31/2001              $13,680          $15,447           $11,683
09/30/2001              $13,478          $15,394           $11,736
10/31/2001              $13,598          $15,578           $11,696
11/30/2001              $13,481          $15,447           $11,676
12/31/2001              $13,299          $15,300           $11,631
01/31/2002              $13,445          $15,565           $11,657
02/28/2002              $13,610          $15,751           $11,704

Total Return            36.10%           57.51%            17.04%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
62

FRANKLIN VIRGINIA TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN VIRGINIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND VIRGINIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF VIRGINIA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



COMMONWEALTH UPDATE

[STATE OF VIRGINIA GRAPHIC OMITTED]

Virginia experienced strong job and earnings growth, particularly in business services and retail trade, prior to the national economic slowdown and September 11's tragic events. However, the slowing U.S. economy negatively impacted the commonwealth's high-technology industry. The terrorist attack on the Pentagon and the subsequent closing of Reagan National Airport resulted in the loss of 2,000 jobs and $330 million in direct economic activity. 2 In particular, Virginia's tourism and hospitality industries suffered after September 11. Unemployment claims increased through September 2001 and job growth slowed but still ranked eighth among the states.

The commonwealth experienced slower revenue growth during 2001 after several years of consistent over-performance. Sales tax and individual income tax collections came in below expectations. Virginia anticipates a $1.3 billion revenue shortfall for fiscal year 2002. 3 Legislators have proposed spending cuts, a freeze on the car tax phase-out plan and dipping into the rainy day fund as priorities have shifted to more urgent needs such as public safety.

Looking forward, Virginia's low debt burden, significant financial cushion and long history of strong fiscal management could help quickly restore and retain budget balance as the domestic economy recovers. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the commonwealth and maintained its AAA general obligation rating. 4 However, Moody's Investors Service, another independent



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 10/18/01.
3. Source: Moody's Investors Service, VIRGINIA (COMMONWEALTH OF), 12/19/01.
4. Source: Standard & Poor's, RATINGSDIRECT, 10/12/01. This does not indicate Standard & Poor's rating of the Fund.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 114.




CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 46.8%
AA  -- 22.9%
A   -- 17.3%
BBB -- 12.1%
Below Investment Grade -- 0.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Virginia
Tax-Free Income Fund
2/28/02

                         % OF TOTAL
                          LONG-TERM
                         INVESTMENTS
------------------------------------

Utilities                      18.5%

Transportation                 16.5%

Hospital & Health Care         11.8%

General Obligation             11.0%

Housing                        10.0%

Corporate-Backed                8.3%

Prerefunded                     6.5%

Tax-Supported                   5.0%

Subject to Government
Appropriations                  4.6%

Higher Education                4.3%

Other Revenue                   3.5%





credit rating agency, revised Virginia's outlook to negative from stable. 3 Moody's anticipates the commonwealth's budget to experience ongoing near-term financial stress.


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Virginia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.45 on February 28, 2001, to $11.52 on February 28, 2002.

As interest rates remained low during the 12 months under review, many municipalities were motivated to borrow, and issuers continued to take advantage of inexpensive borrowing costs. The low interest rate environment, in conjunction with declining tax receipts, sparked a significant outbreak of municipal bond activity. The need for capital improvement also contributed to the fervor, and 2001 closed as the year with the second highest amount of national issuance at $286.6 billion. 5 As 2002 began, the momentum continued with a record January issuance of $20.4 billion in long-term bonds. 6

Issuance increased dramatically in many states. For the year 2001, the supply of Virginia bonds was up 60.0%. Additionally, Puerto Rico experienced a tremendous year, closing with $5.9 billion of issuance. 5 These Puerto Rico bonds offered many attractive investment opportunities for Franklin Virginia Tax-Free Income Fund as well. As a result, we increased our holdings in territorial securities. It is important to note that Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

Notable purchases during the reporting period included Bristol GO - Public Improvement bonds and Puerto Rico PBA, Puerto Rico Public Finance Corp., Virginia Commonwealth Transportation Board Transportation and Puerto Rico Commonwealth Highway and Transportation Authority Transportation revenue bonds. During the 12 months under review, sales included West Point IDA - Solid Waste Disposal Revenue; Virginia State Public School Authority GO; and Metropolitan Washington, D.C., Airport Authority System Revenue bonds.



5. Source: THE BOND BUYER, 1/2/02.
6. Source: THE BOND BUYER, 2/1/02.

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/01-2/28/02

                                              DIVIDEND PER SHARE
----------------------------------------------------------------------

MONTH                                  CLASS A                 CLASS C
----------------------------------------------------------------------

March                                  4.87 cents           4.33 cents

April                                  4.87 cents           4.33 cents

May                                    4.87 cents           4.33 cents

June                                   4.85 cents           4.32 cents

July                                   4.85 cents           4.32 cents

August                                 4.85 cents           4.32 cents

September                              4.72 cents           4.18 cents

October                                4.72 cents           4.18 cents

November                               4.72 cents           4.18 cents

December                               4.56 cents           4.03 cents

January                                4.56 cents           4.03 cents

February                               4.56 cents           4.03 cents

----------------------------------------------------------------------
TOTAL                                 57.00 CENTS          50.58 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Our Metropolitan Washington, D.C., Airport holding initially declined in value after September 11's events. The revenue flow interruption from Reagan National Airport's temporary closure led to investor concerns regarding this credit's viability. However, the airport has since reopened and the debt is also supported by revenues from Dulles Airport. Our research staff will continue to carefully monitor this uninsured security, which comprised 2.18% of the Fund's total long-term investments on February 28, 2002.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 67 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.55%, based on an annualization of the current 4.56 cent ($0.0456) per share dividend and the maximum offering price of $12.03 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Virginia state personal income tax bracket of 42.13% would need to earn 7.86% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Virginia Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                CHANGE        2/28/02    2/28/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.07        $11.52     $11.45
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                        $0.5700

CLASS C                                CHANGE        2/28/02    2/28/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.09        $11.62     $11.53
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                        $0.5058




PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.73%   +29.38%  +82.80%
Average Annual Total Return 2                        +1.22%    +4.37%   +5.76%
Avg. Ann. Total Return (3/31/02) 3                    -1.35%   +4.22%   +5.56%
Distribution Rate 4                       4.55%
Taxable Equivalent Distribution Rate 5    7.86%
30-Day Standardized Yield 6               4.06%
Taxable Equivalent Yield 5                7.02%


                                                                     INCEPTION
CLASS C                                             1-YEAR    5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.28%   +26.08%  +42.53%
Average Annual Total Return 2                        +3.21%    +4.53%   +5.17%
Avg. Ann. Total Return (3/31/02) 3                   +0.42%    +4.34%   +4.83%
Distribution Rate 4                       4.12%
Taxable Equivalent Distribution Rate 5    7.12%
30-Day Standardized Yield 6               3.66%
Taxable Equivalent Yield 5                6.32%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




FRANKLIN VIRGINIA
TAX-FREE INCOME FUND





--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Virginia state personal income tax bracket of 42.13%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +1.22%

5-Year                +4.37%

10-Year               +5.76%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +3.21%

5-Year                   +4.53%

Since Inception (5/1/95) +5.17%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Virginia   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
03/01/1992              $9,579              $10,000           $10,000
03/31/1992              $9,594              $10,003           $10,051
04/30/1992              $9,679              $10,092           $10,065
05/31/1992              $9,788              $10,211           $10,079
06/30/1992              $9,926              $10,383           $10,115
07/31/1992              $10,271             $10,694           $10,137
08/31/1992              $10,168             $10,590           $10,165
09/30/1992              $10,200             $10,659           $10,194
10/31/1992              $10,025             $10,555           $10,229
11/30/1992              $10,249             $10,744           $10,244
12/31/1992              $10,403             $10,853           $10,236
01/31/1993              $10,525             $10,979           $10,287
02/28/1993              $10,819             $11,377           $10,323
03/31/1993              $10,786             $11,256           $10,359
04/30/1993              $10,868             $11,370           $10,388
05/31/1993              $10,927             $11,433           $10,402
06/30/1993              $11,121             $11,624           $10,417
07/31/1993              $11,126             $11,639           $10,417
08/31/1993              $11,332             $11,882           $10,446
09/30/1993              $11,463             $12,017           $10,468
10/31/1993              $11,523             $12,040           $10,511
11/30/1993              $11,500             $11,934           $10,518
12/31/1993              $11,693             $12,186           $10,518
01/31/1994              $11,806             $12,325           $10,547
02/28/1994              $11,580             $12,005           $10,582
03/31/1994              $11,188             $11,517           $10,618
04/30/1994              $11,228             $11,615           $10,633
05/31/1994              $11,292             $11,716           $10,641
06/30/1994              $11,227             $11,644           $10,677
07/31/1994              $11,409             $11,857           $10,706
08/31/1994              $11,465             $11,899           $10,749
09/30/1994              $11,329             $11,724           $10,778
10/31/1994              $11,131             $11,515           $10,785
11/30/1994              $10,877             $11,307           $10,799
12/31/1994              $11,147             $11,556           $10,799
01/31/1995              $11,482             $11,886           $10,842
02/28/1995              $11,762             $12,232           $10,886
03/31/1995              $11,876             $12,373           $10,922
04/30/1995              $11,897             $12,387           $10,958
05/31/1995              $12,186             $12,783           $10,980
06/30/1995              $12,129             $12,671           $11,002
07/31/1995              $12,230             $12,792           $11,002
08/31/1995              $12,350             $12,954           $11,030
09/30/1995              $12,415             $13,036           $11,052
10/31/1995              $12,571             $13,225           $11,089
11/30/1995              $12,750             $13,444           $11,081
12/31/1995              $12,870             $13,573           $11,073
01/31/1996              $12,930             $13,677           $11,138
02/29/1996              $12,869             $13,584           $11,174
03/31/1996              $12,751             $13,410           $11,232
04/30/1996              $12,755             $13,372           $11,276
05/31/1996              $12,774             $13,367           $11,297
06/30/1996              $12,898             $13,513           $11,304
07/31/1996              $12,982             $13,634           $11,326
08/31/1996              $12,984             $13,631           $11,347
09/30/1996              $13,147             $13,822           $11,384
10/31/1996              $13,257             $13,978           $11,420
11/30/1996              $13,441             $14,234           $11,442
12/31/1996              $13,406             $14,175           $11,442
01/31/1997              $13,425             $14,201           $11,478
02/28/1997              $13,533             $14,332           $11,514
03/31/1997              $13,400             $14,141           $11,543
04/30/1997              $13,506             $14,260           $11,556
05/31/1997              $13,679             $14,476           $11,550
06/30/1997              $13,794             $14,630           $11,563
07/31/1997              $14,116             $15,036           $11,577
08/31/1997              $13,999             $14,894           $11,599
09/30/1997              $14,157             $15,072           $11,628
10/31/1997              $14,249             $15,168           $11,657
11/30/1997              $14,356             $15,258           $11,650
12/31/1997              $14,550             $15,480           $11,636
01/31/1998              $14,677             $15,640           $11,658
02/28/1998              $14,691             $15,645           $11,681
03/31/1998              $14,722             $15,659           $11,703
04/30/1998              $14,657             $15,588           $11,724
05/31/1998              $14,882             $15,834           $11,745
06/30/1998              $14,953             $15,896           $11,759
07/31/1998              $14,998             $15,936           $11,773
08/31/1998              $15,190             $16,183           $11,787
09/30/1998              $15,351             $16,385           $11,801
10/31/1998              $15,317             $16,385           $11,830
11/30/1998              $15,369             $16,443           $11,830
12/31/1998              $15,402             $16,484           $11,823
01/31/1999              $15,543             $16,680           $11,851
02/28/1999              $15,489             $16,606           $11,865
03/31/1999              $15,521             $16,630           $11,901
04/30/1999              $15,545             $16,671           $11,988
05/31/1999              $15,473             $16,575           $11,988
06/30/1999              $15,238             $16,336           $11,988
07/31/1999              $15,259             $16,395           $12,024
08/31/1999              $15,049             $16,264           $12,053
09/30/1999              $15,031             $16,270           $12,110
10/31/1999              $14,784             $16,094           $12,132
11/30/1999              $14,923             $16,265           $12,140
12/31/1999              $14,772             $16,143           $12,140
01/31/2000              $14,634             $16,072           $12,176
02/29/2000              $14,821             $16,258           $12,248
03/31/2000              $15,243             $16,613           $12,348
04/30/2000              $15,143             $16,515           $12,356
05/31/2000              $15,037             $16,429           $12,370
06/30/2000              $15,438             $16,864           $12,435
07/31/2000              $15,634             $17,099           $12,463
08/31/2000              $15,886             $17,362           $12,463
09/30/2000              $15,781             $17,272           $12,528
10/31/2000              $15,953             $17,460           $12,549
11/30/2000              $16,020             $17,593           $12,557
12/31/2000              $16,358             $18,027           $12,549
01/31/2001              $16,460             $18,206           $12,629
02/28/2001              $16,570             $18,264           $12,679
03/31/2001              $16,716             $18,428           $12,708
04/30/2001              $16,542             $18,229           $12,759
05/31/2001              $16,701             $18,426           $12,816
06/30/2001              $16,813             $18,550           $12,838
07/31/2001              $17,066             $18,824           $12,802
08/31/2001              $17,300             $19,135           $12,802
09/30/2001              $17,186             $19,070           $12,860
10/31/2001              $17,413             $19,297           $12,816
11/30/2001              $17,315             $19,135           $12,794
12/31/2001              $17,083             $18,953           $12,744
01/31/2002              $17,346             $19,281           $12,774
02/28/2002              $17,500             $19,512           $12,825

Total Return            75.00%              95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Virginia   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
05/01/1995              $9,904              $10,000           $10,000
05/31/1995              $10,174             $10,319           $10,020
06/30/1995              $10,130             $10,229           $10,040
07/31/1995              $10,200             $10,326           $10,040
08/31/1995              $10,303             $10,458           $10,066
09/29/1995              $10,352             $10,523           $10,086
10/31/1995              $10,476             $10,676           $10,120
11/30/1995              $10,619             $10,853           $10,112
12/29/1995              $10,713             $10,957           $10,105
01/31/1996              $10,758             $11,041           $10,165
02/29/1996              $10,702             $10,966           $10,198
03/29/1996              $10,608             $10,825           $10,251
04/30/1996              $10,597             $10,795           $10,291
05/31/1996              $10,608             $10,791           $10,310
06/28/1996              $10,706             $10,908           $10,316
07/31/1996              $10,780             $11,006           $10,336
08/30/1996              $10,768             $11,004           $10,356
09/30/1996              $10,905             $11,158           $10,389
10/31/1996              $10,991             $11,284           $10,422
11/29/1996              $11,138             $11,491           $10,442
12/31/1996              $11,103             $11,443           $10,442
01/31/1997              $11,113             $11,464           $10,475
02/28/1997              $11,197             $11,570           $10,508
03/31/1997              $11,091             $11,416           $10,534
04/30/1997              $11,173             $11,512           $10,547
05/31/1997              $11,311             $11,686           $10,540
06/30/1997              $11,390             $11,811           $10,553
07/31/1997              $11,659             $12,138           $10,565
08/31/1997              $11,557             $12,024           $10,586
09/30/1997              $11,672             $12,167           $10,612
10/31/1997              $11,751             $12,245           $10,639
11/30/1997              $11,833             $12,317           $10,632
12/31/1997              $11,986             $12,497           $10,619
01/31/1998              $12,084             $12,626           $10,640
02/28/1998              $12,090             $12,629           $10,660
03/31/1998              $12,110             $12,641           $10,680
04/30/1998              $12,052             $12,584           $10,699
05/31/1998              $12,240             $12,783           $10,719
06/30/1998              $12,292             $12,832           $10,731
07/31/1998              $12,313             $12,865           $10,744
08/31/1998              $12,463             $13,064           $10,757
09/30/1998              $12,599             $13,227           $10,770
10/31/1998              $12,565             $13,227           $10,796
11/30/1998              $12,602             $13,274           $10,796
12/31/1998              $12,622             $13,307           $10,789
01/31/1999              $12,730             $13,465           $10,815
02/28/1999              $12,669             $13,406           $10,828
03/31/1999              $12,700             $13,425           $10,861
04/30/1999              $12,723             $13,458           $10,940
05/31/1999              $12,648             $13,380           $10,940
06/30/1999              $12,450             $13,187           $10,940
07/31/1999              $12,461             $13,235           $10,973
08/31/1999              $12,284             $13,129           $10,999
09/30/1999              $12,254             $13,134           $11,052
10/31/1999              $12,060             $12,992           $11,072
11/30/1999              $12,166             $13,130           $11,079
12/31/1999              $12,029             $13,032           $11,079
01/31/2000              $11,922             $12,974           $11,112
02/29/2000              $12,056             $13,125           $11,177
03/31/2000              $12,404             $13,411           $11,269
04/30/2000              $12,318             $13,332           $11,276
05/31/2000              $12,227             $13,263           $11,289
06/30/2000              $12,545             $13,614           $11,348
07/31/2000              $12,698             $13,803           $11,374
08/31/2000              $12,896             $14,016           $11,374
09/30/2000              $12,806             $13,943           $11,433
10/31/2000              $12,939             $14,095           $11,453
11/30/2000              $12,988             $14,202           $11,460
12/31/2000              $13,254             $14,553           $11,453
01/31/2001              $13,330             $14,697           $11,525
02/28/2001              $13,414             $14,744           $11,571
03/31/2001              $13,536             $14,877           $11,598
04/30/2001              $13,390             $14,716           $11,644
05/31/2001              $13,500             $14,875           $11,696
06/30/2001              $13,595             $14,974           $11,716
07/31/2001              $13,792             $15,196           $11,683
08/31/2001              $13,962             $15,447           $11,683
09/30/2001              $13,877             $15,394           $11,736
10/31/2001              $14,052             $15,578           $11,696
11/30/2001              $13,968             $15,447           $11,676
12/31/2001              $13,775             $15,300           $11,631
01/31/2002              $13,979             $15,565           $11,657
02/28/2002              $14,116             $15,751           $11,704

Total Return            41.16%              57.51%            17.04%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.
68

MUNICIPAL BOND RATINGS





MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN ALABAMA TAX-FREE INCOME FUND
                                                                                      YEAR ENDED FEBRUARY 28,
------------------------------------------------------------------------------------------------------------------------
CLASS A                                                                   2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                                        $11.08   $10.62    $11.68    $11.98    $11.73
                                                                        ------------------------------------------------
Income from investment operations:
 Net investment income a                                                     .56      .58       .61       .62       .64
 Net realized and unrealized gains (losses)                                  .14      .47     (1.06)     (.25)      .36
                                                                        ------------------------------------------------
Total from investment operations                                             .70     1.05      (.45)      .37      1.00
Less distributions from:
 Net investment income                                                      (.56)    (.59)     (.60)     (.62)     (.65)
 Net realized gains                                                           --       --      (.01)     (.05)     (.10)
                                                                        ------------------------------------------------
Total distributions                                                         (.56)    (.59)     (.61)     (.67)     (.75)
                                                                        ------------------------------------------------
Net asset value, end of year                                              $11.22   $11.08    $10.62    $11.68    $11.98
                                                                        ================================================

Total return b                                                             6.49%   10.11%   (3.92)%     3.21%     8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                         $215,649 $210,198  $203,256  $238,670  $216,982
Ratios to average net assets:
 Expenses                                                                   .73%     .73%      .72%      .71%      .72%
 Net investment income                                                     5.05%    5.32%     5.46%     5.23%     5.39%
Portfolio turnover rate                                                    9.94%   11.12%    20.99%     8.67%    10.44%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $11.14   $10.68    $11.74    $12.04    $11.78
                                                                        ------------------------------------------------
Income from investment operations:
 Net investment income a ..............................................      .50      .52       .55       .56       .58
 Net realized and unrealized gains (losses) ...........................      .15      .47     (1.06)     (.25)      .36
                                                                        ------------------------------------------------
Total from investment operations ......................................      .65      .99      (.51)      .31       .94
Less distributions from:
 Net investment income ................................................     (.50)    (.53)     (.54)     (.56)     (.58)
 Net realized gains ...................................................       --       --      (.01)     (.05)     (.10)
                                                                        ------------------------------------------------
Total distributions ...................................................     (.50)    (.53)     (.55)     (.61)     (.68)
                                                                        ------------------------------------------------
Net asset value, end of year ..........................................   $11.29   $11.14    $10.68    $11.74    $12.04
                                                                        ================================================

Total return b ........................................................    5.96%    9.46%    (4.46)%    2.62%     8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $18,462  $14,475   $14,056   $14,895    $9,469
Ratios to average net assets:
 Expenses .............................................................    1.28%    1.28%     1.27%     1.27%     1.29%
 Net investment income ................................................    4.50%    4.77%     4.91%     4.67%     4.80%
Portfolio turnover rate ...............................................    9.94%   11.12%    20.99%     8.67%    10.44%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                                    PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 96.6%
 Alabama Building Renovation Finance Authority Revenue, Refunding,
  AMBAC Insured, 5.625%, 9/01/24 ..................................................................$ 2,500,000 $  2,588,250
 Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
  AMBAC Insured, 5.25%, 8/15/24 ...................................................................  1,805,000    1,825,848
 Alabama HFA, SFMR,
    Series A-1, GNMA Secured, 6.50%, 4/01/17 ......................................................  2,790,000    2,869,599
    Series A-2, GNMA Secured, 6.80%, 4/01/25 ......................................................  1,130,000    1,175,370
    Series D-2, GNMA Secured, 5.75%, 10/01/23 .....................................................  1,775,000    1,819,766
 Alabama State Docks Department Docks Facilities Revenue,
    MBIA Insured, 6.30%, 10/01/21 .................................................................  4,500,000    4,969,620
    Refunding, MBIA Insured, 5.50%, 10/01/22 ......................................................  1,000,000    1,031,660
 Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 ............  2,000,000    1,995,120
 Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 .............................  2,215,000    2,442,414
 Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 .....................  2,000,000    2,167,500
 Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 ......................................  1,000,000    1,086,330
 Athens Water and Sewer Revenue, wts., AMBAC Insured, 6.10%, 8/01/18 ..............................  1,500,000    1,555,245
 Auburn GO, FSA Insured, 5.00%, 1/01/24 ...........................................................  1,500,000    1,480,275
 Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 ..............  1,000,000      895,320
 Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A,
  MBIA Insured, 7.25%, 4/01/15 ....................................................................  1,000,000    1,006,470
 Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
  Baptist Health System Inc., Refunding, MBIA Insured, 5.875%,
    11/15/19 ......................................................................................  3,500,000    3,702,720
    11/15/26 ......................................................................................  2,000,000    2,094,880
 Birmingham GO, Refunding, Series B, 6.25%, 4/01/16 ...............................................  1,000,000    1,023,530
 Birmingham Southern College Private Educational Building Authority Tuition Revenue,
  Refunding, 5.35%, 12/01/19 ......................................................................  1,000,000    1,015,160
 Birmingham Special Care Facilities Financing Authority Revenue, Health Care,
  Medical Center East, MBIA Insured, 7.00%, 7/01/12 ...............................................  1,200,000    1,228,080
 Birmingham-Jefferson Civic Center Authority Special Tax, Capital Outlay,
    7.40%, 1/01/08 ................................................................................    285,000      285,527
    7.25%, 1/01/12 ................................................................................    640,000      641,152
 Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding,
  Series A, 7.75%, 5/01/09 ........................................................................  3,250,000    3,300,798
 Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 .................  4,000,000    4,266,920
 Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 ...........................  1,000,000    1,107,920
 Colbert County Health Care Authority Revenue, Helen Keller Hospital,
  Refunding, 8.75%, 6/01/09 .......................................................................  1,605,000    1,631,178
 Courtland IDBR,
    Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ............................  4,000,000    4,141,480
    Environmental Improvement Revenue, Champion International Corp. Project,
    Refunding, 6.40%, 11/01/26 ....................................................................  2,000,000    2,057,520
    Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%, 9/01/25 ..  5,000,000    5,131,850
 Culman and Jefferson County Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ...............  2,000,000    2,125,660
 Fairfield GO, wts., AMBAC Insured, Pre-Refunded, 6.30%, 6/01/22 ..................................  1,750,000    1,805,633
 Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
    5.45%, 9/01/14 ................................................................................  2,000,000    1,980,360
    Series A, 6.70%, 12/01/24 .....................................................................  3,500,000    3,623,095
 Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 .....................................  1,415,000    1,444,276
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ........................................  1,000,000    1,031,330
 Gulf Shores GO, wts., Refunding, AMBAC Insured, 6.00%, 9/01/21 ...................................  1,935,000    2,098,953
 Houston County Health Care Authority Revenue,
    AMBAC Insured, 6.125%, 10/01/25 ...............................................................  1,000,000    1,069,700
    AMBAC Insured, 6.250%, 10/01/30 ...............................................................  3,150,000    3,406,883
    Southeast Medical Center, MBIA Insured, 6.125%, 10/01/12 ......................................  2,070,000    2,117,320
 Jackson IDBR, Solid Waste, Boise Cascade, Refunding, 5.70%, 12/01/27 .............................  4,150,000    3,770,773
 Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14 ..  1,000,000    1,094,860
 Jefferson County Sewer Revenue,
    Capital Improvement wts., Series A, FGIC Insured, 5.00%, 2/01/33 ..............................  5,000,000    4,854,300
    Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 .............................  6,000,000    6,065,280
    wts., ETM, 7.50%, 9/01/13 .....................................................................    200,000      205,574
    wts., Series D, FGIC Insured, 5.75%, 2/01/27 ..................................................  6,000,000    6,243,060

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                    PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group,
  Series A, MBIA Insured,
    5.625%, 7/01/21 .............................................................................  $ 3,000,000 $  3,139,650
    5.375%, 7/01/29 .............................................................................    5,000,000    5,071,000
 Madison GO, wts.,
    AMBAC Insured, 5.35%, 2/01/26 ...............................................................    2,410,000    2,454,392
    MBIA Insured, 6.00%, 4/01/23 ................................................................    2,000,000    2,165,660
    Series B, MBIA Insured, 6.25%, 2/01/15 ......................................................    1,560,000    1,694,846
 Marshall County Health Care Authority Hospital Revenue,
    Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 ..................................   10,810,000   10,872,158
    Guntersville-Arab Medical Center, Refunding, 7.60%, 10/01/07 ................................    2,530,000    2,585,103
 McIntosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding,
  Series C, 5.375%, 6/01/28 .....................................................................    3,000,000    2,939,790
 Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ................................    1,000,000    1,014,820
 Mobile County Board School Commissioners GO, Capital Outlay Warrants, Series B, AMBAC Insured,
    5.10%, 3/01/22 ..............................................................................    2,265,000    2,274,717
    5.125%, 3/01/31 .............................................................................    3,500,000    3,513,160
 Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 ........    1,325,000    1,333,507
 Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
  Refunding, AMBAC Insured, 6.00%, 3/01/26 ......................................................    6,000,000    6,473,760
 Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital,
  Refunding, Connie Lee Insured, 6.375%, 3/01/24 ................................................    5,750,000    6,240,878
 Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 ...............................    1,500,000    1,512,135
 Muscle Shoals GO, Refunding, wts., MBIA Insured,
    5.80%, 8/01/16 ..............................................................................    1,725,000    1,829,587
    5.90%, 8/01/25 ..............................................................................    7,000,000    7,332,920
    5.50%, 8/01/30 ..............................................................................    2,150,000    2,216,908
 Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 ..........................      230,000      258,614
 Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 ..........................................    4,275,000    4,616,102
 Phoenix County IDB, Environmental Improvement Revenue, Mead Coated Board Project,
  Refunding, Series A, 5.30%, 4/01/27 ...........................................................    8,300,000    8,053,324
 Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 ......................................      780,000      793,221
 Puerto Rico Commonwealth GO, Public Improvement,
    Refunding, FSA Insured, 5.25%, 7/01/27 ......................................................    2,500,000    2,566,550
    Series A, 5.125%, 7/01/31 ...................................................................    5,000,000    4,928,700
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
  Series A, 7.90%, 7/01/07 ......................................................................        5,000        5,021
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
  Refunding, 7.875%, 10/01/04 ...................................................................      145,000      145,973
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
    5.00%, 6/01/26 ..............................................................................    1,000,000      956,610
    MBIA Insured, 5.00%, 8/01/31 ................................................................    2,000,000    1,990,740
 Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ................................    2,500,000    2,607,400
 St. Clair County Board of Education, School Tax Anticipation wts., Series C, FSA
  Insured, 5.85%, 2/01/29 .......................................................................    4,815,000    5,065,332
 Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 ..............................................    1,700,000    1,752,207
 Tallassee GO, Water, Gas and Sewer wts., AMBAC Insured, 5.25%, 5/01/31 .........................    1,135,000    1,140,244
 Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 .......................    2,215,000    2,209,352
 University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ......    4,395,000    4,572,600
 Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital,
  Series A, 5.65%, 11/01/22 .....................................................................    3,465,000    3,012,091
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ....................................................................................    1,700,000    1,785,645
    10/01/22 ....................................................................................    2,300,000    2,313,935
 Warrior River Water Authority Water Revenue, FSA Insured,
    5.40%, 8/01/29 ..............................................................................    4,250,000    4,327,945
    5.50%, 8/01/34 ..............................................................................    4,735,000    4,848,545
                                                                                                               ------------
 TOTAL LONG TERM INVESTMENTS (COST $217,935,215) ................................................               226,089,701
                                                                                                               ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                    PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
a SHORT TERM INVESTMENTS 1.9%
  McIntosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series D,
   Daily VRDN and Put, 1.40%, 7/01/28 .............................................................$ 1,200,000 $  1,200,000
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
   AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .............................................  1,700,000    1,700,000
  West Jefferson IDB, PCR, Alabama Power Co. Project, Refunding, Daily VRDN and
   Put, 1.40%, 6/01/28 ............................................................................  1,500,000    1,500,000
                                                                                                               ------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,400,000) ..................................................               4,400,000
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $222,335,215) 98.5% .....................................................             230,489,701
  OTHER ASSETS, LESS LIABILITIES 1.5% .............................................................               3,620,965
                                                                                                               ------------
  NET ASSETS 100.0% ...............................................................................            $234,110,666
                                                                                                               ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                                          YEAR ENDED FEBRUARY 28,
                                                                     ------------------------------------------------------------
CLASS A                                                                 2002        2001        2000 D       1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................       $11.54      $10.89       $11.91      $11.87      $11.59
                                                                     ------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................          .59         .61          .61         .62         .64
 Net realized and unrealized gains (losses) ......................          .18         .64        (1.02)        .05         .30
                                                                     ------------------------------------------------------------
Total from investment operations .................................          .77        1.25         (.41)        .67         .94
                                                                     ------------------------------------------------------------
Less distributions from:
 Net investment income ...........................................         (.60)       (.60)        (.61)       (.62)       (.65)
 Net realized gains ..............................................           --          --           -- e      (.01)       (.01)
                                                                     ------------------------------------------------------------
Total distributions ..............................................         (.60)       (.60)        (.61)       (.63)       (.66)
                                                                     ------------------------------------------------------------
Net asset value, end of year .....................................       $11.71      $11.54       $10.89      $11.91      $11.87
                                                                     ============================================================

Total return b ...................................................        6.83%      11.77%      (3.54)%       5.75%       8.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $1,609,946  $1,538,593   $1,509,624  $1,785,720  $1,650,068
Ratios to average net assets:
 Expenses ........................................................         .62%        .62%         .62%        .61%        .61%
 Net investment income ...........................................        5.05%       5.41%        5.37%       5.19%       5.45%
Portfolio turnover rate ..........................................       13.91%      12.05%       26.39%       7.66%       5.60%

CLASS B
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................       $11.58      $10.90       $10.83
                                                                     ------------------------------------
Income from investment operations:
 Net investment income a .........................................          .52         .55          .05
 Net realized and unrealized gains ...............................          .20         .67          .07
                                                                     ------------------------------------
Total from investment operations .................................          .72        1.22          .12
                                                                     ------------------------------------
Less distributions from net investment income ....................         (.53)       (.54)        (.05)
                                                                     ------------------------------------
Net asset value, end of year .....................................       $11.77      $11.58       $10.90
                                                                     ====================================

Total return b ...................................................        6.38%      11.42%        1.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................      $30,875      $7,412         $304
Ratios to average net assets:
 Expenses ........................................................        1.17%       1.17%        1.17% c
 Net investment income ...........................................        4.50%       4.81%        5.32% c
Portfolio turnover rate ..........................................       13.91%      12.05%       26.39%




a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
e The fund made a capital gain distribution of $.0009.

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)


FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONT.)

                                                                                    YEAR ENDED FEBRUARY 28,
                                                                     ---------------------------------------------------
CLASS C                                                                 2002      2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $11.65    $10.98     $12.01     $11.96     $11.67
                                                                     ---------------------------------------------------
Income from investment operations:
 Net investment income a ..........................................      .53       .55        .55        .55        .60
 Net realized and unrealized gains (losses) .......................      .18       .66      (1.04)       .06        .29
                                                                     ---------------------------------------------------
Total from investment operations ..................................      .71      1.21       (.49)       .61        .89
                                                                     ---------------------------------------------------
Less distributions from:
 Net investment income ............................................     (.53)     (.54)      (.54)      (.55)      (.59)
 Net realized gains ...............................................       --        --         -- c     (.01)      (.01)
                                                                     ---------------------------------------------------
Total distributions ...............................................     (.53)     (.54)      (.54)      (.56)      (.60)
                                                                     ---------------------------------------------------
Net asset value, end of year ......................................   $11.83    $11.65     $10.98     $12.01     $11.96
                                                                     ===================================================

Total return b ....................................................    6.26%    11.26%     (4.14)%     5.21%      7.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................  $90,895   $74,194    $72,135    $82,596    $56,027
Ratios to average net assets:
 Expenses .........................................................    1.17%     1.17%      1.17%      1.17%      1.17%
 Net investment income ............................................    4.51%     4.86%      4.83%      4.63%      4.88%
Portfolio turnover rate ...........................................   13.91%    12.05%     26.39%      7.66%      5.60%




a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The fund made a capital gain distribution of $.0009.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.3%
 BONDS 91.8%
 Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
  MBIA Insured, 5.80%, 12/01/26 .................................................................  $10,000,000 $  10,613,300
 Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .................................    2,000,000     2,003,060
 Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%, 10/01/12 ..   10,130,000    11,453,485
 Bay County Resource Recovery Revenue,
    Series A, MBIA Insured, Pre-Refunded, 6.60%, 7/01/11 ........................................    3,710,000     3,847,418
    Series B, MBIA Insured, Pre-Refunded, 6.60%, 7/01/12 ........................................   18,150,000    18,822,276
 Bay County Water System Revenue, AMBAC Insured, Pre-Refunded,
    6.50%, 9/01/07 ..............................................................................      525,000       548,825
    6.60%, 9/01/11 ..............................................................................      675,000       705,962
 Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
  Project, MBIA Insured, 5.00%, 4/01/26 .........................................................    5,000,000     4,917,300
 Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital, Series B,
  Pre-Refunded, 7.20%, 4/01/13 ..................................................................    5,000,000     5,120,850
 Brevard County HFA, SFMR,
    Multi-County Program, GNMA Secured, 6.40%, 9/01/30 ..........................................    2,970,000     3,096,106
    Refunding, Series B, FSA Insured, 7.00%, 3/01/13 ............................................      380,000       388,801
 Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ............    4,415,000     4,844,933
 Broward County Educational Facilities Authority Revenue, Nova Southeastern University
  Project, Refunding, Connie Lee Insured, 6.125%, 4/01/17 .......................................    2,250,000     2,446,335
 Broward County Health Facilities Authority Revenue, Catholic Health Services,
  Refunding, 5.50%, 8/15/20 .....................................................................    9,360,000     9,849,809
 Broward County HFA, MFHR,
    Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 .............................    3,000,000     2,855,340
    Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ....................................    1,995,000     1,994,900
    Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 .....................................    5,795,000     5,785,960
    Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 .....................................    1,000,000       948,930
    Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ......................................    2,000,000     1,884,320
 Broward County HFAR, Series D,
    6.90%, 6/01/09 ..............................................................................      155,000       158,615
    7.375%, 6/01/21 .............................................................................      515,000       525,439
 Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A,
  MBIA Insured,
    5.750%, 9/01/21 .............................................................................    5,000,000     5,273,650
    5.625%, 9/01/28 .............................................................................   10,000,000    10,340,300
 Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .........................   21,500,000    21,259,845
 Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ........................    3,500,000     3,422,300
 Celebration CDD, Special Assessment,
    MBIA Insured, 6.00%, 5/01/10 ................................................................    3,640,000     3,932,074
    MBIA Insured, 6.10%, 5/01/16 ................................................................    2,645,000     2,862,763
    Series A, MBIA Insured, 5.50%, 5/01/18 ......................................................    1,470,000     1,531,328
 Citrus County PCR, Florida Power Corp., Crystal River, Refunding,
    Series A, 6.625%, 1/01/27 ...................................................................   11,100,000    11,365,623
    Series B, 6.35%, 2/01/22 ....................................................................   20,400,000    20,896,128
 Clay County Housing Finance Authority Revenue, SFM Multi County Program, GNMA Secured,
  5.30%, 10/01/29 ...............................................................................    4,625,000     4,661,029
 Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
  6.50%, 10/01/25 ...............................................................................    2,700,000     2,769,687
 Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 .....................    5,000,000     5,080,200
 Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples
  Project, MBIA Insured, 7.15%, 10/01/11 ........................................................       80,000        80,061
 Crossing At Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
  MBIA Insured, 5.80%, 5/01/16 ..................................................................    5,980,000     6,572,797
 Dade County Aviation Revenue, Miami International Airport,
    Series B, FSA Insured, 5.125%, 10/01/22 .....................................................    4,750,000     4,705,113
    Series C, FSA Insured, 5.125%, 10/01/27 .....................................................    9,550,000     9,462,236
 Dade County HFA, SFMR, Refunding,
    Series D, FSA Insured, 6.95%, 12/15/12 ......................................................       95,000        97,356
    Series E, FNMA Insured, GNMA Secured, 7.00%, 3/01/24 ........................................      210,000       212,407
 Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%,
  2/01/23 .......................................................................................    5,695,000     5,790,163
 Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 ........    5,000,000     5,589,950
 Dade County Water and Sewer System Revenue, FGIC Insured,
    5.75%, 10/01/22 .............................................................................    5,000,000     5,294,350
    5.50%, 10/01/25 .............................................................................   11,500,000    11,737,015
    5.25%, 10/01/26 .............................................................................   13,000,000    13,153,270


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                               AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)


 Dovera CDD, Special Assessment Revenue,
    7.625%, 5/01/03 .............................................................................  $   105,000 $     107,167
    7.875%, 5/01/12 .............................................................................      715,000       730,894
 Duval County HFA,
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ..................    1,000,000     1,034,830
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ..................    2,000,000     2,042,840
    SFMR, GNMA Secured, 5.20%, 10/01/19 .........................................................    2,995,000     3,030,311
    SFMR, GNMA Secured, 5.30%, 4/01/31 ..........................................................    1,680,000     1,681,882
    SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 ...........................................       15,000        15,585
 Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ..........................    3,000,000     3,113,370
 Escambia County Health Facilities Authority Health Facility Revenue,
    Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ........................................    8,750,000     8,168,125
    Baptist Hospital and Baptist Manor, Pre-Refunded, 6.75%, 10/01/14 ...........................    3,415,000     3,740,552
    Baptist Hospital and Baptist Manor, Refunding, 6.75%, 10/01/14 ..............................      410,000       425,818
    Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ................   10,000,000    11,117,600
 Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
  Series A-2, AMBAC Insured, 5.75%, 11/15/29 ....................................................   25,000,000    26,433,250
 Escambia County HFA, SFMR,
    Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 ...............................    9,785,000    10,197,046
    Multi-County Program, MBIA Insured, 5.20%, 4/01/32 ..........................................    7,245,000     7,168,565
    Multi-County Program, Series C, GNMA Secured, 5.80%, 10/01/19 ...............................    1,285,000     1,323,075
 Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ..................    2,210,000     2,258,532
 Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12 .................................    1,210,000     1,211,198
 First Florida Governmental Financing Commission Revenue, AMBAC Insured, 5.75%, 7/01/16 .........    3,700,000     4,146,738
 Florida Board of Education Capital Outlay GO, Public Education, Refunding, Series G,
  FGIC Insured, 5.00%, 6/01/31 ..................................................................   10,000,000     9,848,100
 Florida HFA,
    MFHR, Refunding, Series A, 6.95%, 10/01/21 ..................................................    2,900,000     2,902,784
    SFMR, Series A, 8.60%, 7/01/16 ..............................................................      140,000       140,167
 Florida HFAR,
    General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .......................................    2,980,000     3,068,059
    Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .................................    4,830,000     5,048,944
    MFH, Citrus Meadows Apartments Project, Series Q, 7.65%, 6/20/31 ............................    4,000,000     4,035,840
    MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ...................................    3,400,000     3,413,668
    Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ................................    5,000,000     5,086,300
    Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..............................    2,000,000     2,035,800
    Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ..............................    1,300,000     1,367,379
 Florida HFC Revenue,
    Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .........................    5,000,000     5,153,300
    Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...................................    5,600,000     5,852,728
    Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ..................    1,250,000     1,302,150
    Housing Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 .....................    3,505,000     3,661,323
    Housing Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .........................    3,000,000     3,202,500
 Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
    5.00%, 2/01/21 ..............................................................................    1,355,000     1,358,970
    5.125%, 2/01/31 .............................................................................    5,000,000     4,996,000
 Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29 ................    1,500,000     1,591,125
 Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal Program,
  FGIC Insured, 5.50%, 10/01/23 .................................................................    7,000,000     7,231,140
 Florida State Board of Education Capital Outlay GO, Public Education,
    Refunding, Series D, 5.75%, 6/01/22 .........................................................   25,900,000    27,816,600
    Refunding, Series D, 6.00%, 6/01/23 .........................................................   15,000,000    17,183,250
    Refunding, Series G, FGIC Insured, 5.00%, 6/01/27 ...........................................    7,500,000     7,425,150
    Series B, Pre-Refunded, 5.875%, 6/01/24 .....................................................    5,000,000     5,534,750
    Series C, FGIC Insured, 5.75%, 6/01/29 ......................................................    5,000,000     5,289,500
    Series F, FGIC Insured, 5.50%, 6/01/26 ......................................................   10,000,000    10,236,400




78

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Florida State Board Regent Housing Revenue,
    University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 ...............................  $ 8,650,000 $   9,171,682
    University of Florida, FGIC Insured, 5.75%, 7/01/25 .........................................    3,400,000     3,627,052
    University of Florida, FGIC Insured, 5.25%, 7/01/30 .........................................    2,060,000     2,079,508
 Florida State Community Services Corp. Walton County Water and Sewer Revenue,
    7.00%, 3/01/18 ..............................................................................    2,045,000     2,135,307
    Pre-Refunded, 7.00%, 3/01/18 ................................................................      505,000       529,144
 Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
  MBIA Insured, 6.00%, 8/01/15 ..................................................................    6,000,000     6,648,060
 Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC
  Insured, 6.25%, 3/01/15 .......................................................................    2,960,000     3,234,481
 Florida State Department of General Services Division Facilities Management Revenue,
  Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ................................   10,000,000    10,335,400
 Florida State Mid-Bay Bridge Authority Revenue,
    Exchangeable, 6.05%, 10/01/22 ...............................................................    7,000,000     7,173,530
    Exchangeable, Series A, 5.95%, 10/01/13 .....................................................   13,505,000    14,332,046
    Exchangeable, Series D, 6.10%, 10/01/22 .....................................................   17,240,000    17,725,134
    Series A, ETM, 6.875%, 10/01/22 .............................................................    6,000,000     7,458,600
 Florida State Turnpike Authority Turnpike Revenue, Department of Transportation,
    Series A, FGIC Insured, 5.50%, 7/01/21 ......................................................    5,000,000     5,130,850
    Series B, 5.00%, 7/01/30 ....................................................................    3,455,000     3,382,998
 Gainesville Utilities Systems Revenue,
    Series A, 5.20%, 10/01/26 ...................................................................    7,590,000     7,627,419
    Series B, 6.00%, 10/01/17 ...................................................................    3,500,000     3,579,800
 Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ......    5,395,000     5,759,756
 Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
  5.30%, 12/20/18 ...............................................................................    1,240,000     1,273,864
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
    5.25%, 11/15/20 .............................................................................   11,000,000    10,556,370
    Refunding, 5.25%, 11/15/28 ..................................................................    2,750,000     2,581,095
    Series A, 6.00%, 11/15/31 ...................................................................   16,000,000    16,376,640
 Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured,
  5.125%, 3/01/20 ...............................................................................    1,000,000     1,011,610
 Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B,
  FGIC Insured, 5.875%, 10/01/23 ................................................................    5,000,000     5,262,300
 Hillsborough County Capital Improvement Revenue, County Center Project, Second Series,
  Pre-Refunded, 6.75%, 7/01/22 ..................................................................    1,250,000     1,296,688
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 5.875%, 4/01/30 ..........    5,000,000     5,146,900
 Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ......................    5,300,000     5,477,550
 Hillsborough County School Board COP,
    Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 ...............................    5,000,000     5,160,350
    Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ................................    5,000,000     5,087,300
    MBIA Insured, 5.375%, 7/01/26 ...............................................................    8,000,000     8,132,400
    Series B, MBIA Insured, 5.125%, 7/01/26 .....................................................    5,000,000     5,001,600
 Hillsborough County School Board Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/26 .............   14,000,000    13,882,120
 Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 .........    1,000,000     1,077,880
 Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, AMBAC Insured,
  5.875%, 10/01/25 ..............................................................................    5,000,000     5,299,250
 Jacksonville Electric Authority Revenue, Water and Sewer,
    Series A, 6.125%, 10/01/39 ..................................................................   20,330,000    22,347,346
    Series B, FGIC Insured, 5.40%, 10/01/20 .....................................................    3,000,000     3,098,820
 Jacksonville Health Facilities Authority IDR, National Benevolent-Cypress Village, Series A,
    7.05%, 3/01/24 ..............................................................................      500,000       527,190
    7.10%, 3/01/30 ..............................................................................    1,220,000     1,290,479
 Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
    6.60%, 2/01/21 ..............................................................................    1,750,000     1,786,488
 Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .................................    5,000,000     5,003,600
 Jacksonville Transportation Revenue, MBIA Insured,
    5.25%, 10/01/29 .............................................................................   17,955,000    18,169,742
    5.00%, 10/01/31 .............................................................................   25,000,000    24,619,500
 Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ...................    5,000,000     5,200,800
 Lakeland Hospital System Revenue, Lakeland Regional Health System, Series A, MBIA
  Insured, 5.50%, 11/15/26 ......................................................................   10,000,000    10,340,800
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
  6.00%, 10/01/17           4,500,000    4,936,275
 Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 .............................   11,405,000    12,218,861



                                                                              79
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System, Series A,
  MBIA Insured, 5.875%, 4/01/24 .................................................................  $18,000,000 $  19,081,620
 Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
    Refunding, Series A, 5.50%, 11/15/29 ........................................................    4,000,000     3,535,360
    Series A, 5.50%, 11/15/21 ...................................................................    7,500,000     6,788,400
 Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 ....................    5,000,000     5,299,450
 Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
    Capital Improvement, Series A, Pre-Refunded, 7.375%, 7/01/11 ................................    1,250,000     1,299,200
    Capital Improvement, Series A, Pre-Refunded, 7.50%, 7/01/21 .................................    2,115,000     2,199,092
    Refunding, Series A, 6.125%, 7/01/18 ........................................................    7,000,000     7,126,280
 Manatee County HFA, SFMR, Series A, GNMA Secured, 6.85%, 11/01/23 ..............................    2,865,000     2,909,723
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ...................    5,575,000     6,381,424
 Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ............................    5,000,000     4,923,500
 Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, 6.00%, 10/01/24 ..      735,000       785,149
 Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 ...............................    6,000,000     6,067,260
 Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ..............    1,795,000     1,817,958
 Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .............................    7,000,000     6,895,420
 Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
  5.75%, 4/01/29 ................................................................................   10,000,000    10,642,100
 Miami-Dade County HFA,
    MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 ...................................    2,015,000     2,023,705
    MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 ...................................      430,000       419,861
    MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 ...................................    1,500,000     1,436,490
 Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 .............    4,500,000     4,814,730
 Miami-Dade County School Board COP, Series A, MBIA Insured, 5.00%, 5/01/31 .....................   10,000,000     9,818,600
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%,
  10/01/25 ......................................................................................    6,500,000     7,300,475
 Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ........................    5,000,000     5,089,050
 North Broward Hospital District Revenue,
    Improvement, 6.00%, 1/15/31 .................................................................   25,530,000    26,196,333
    Refunding and Improvement, MBIA Insured, 5.375%, 1/15/24 ....................................   10,000,000    10,156,900
    Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 .....................................   19,370,000    20,149,643
 North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation
  Group, 6.00%,
    8/15/16 .....................................................................................    2,000,000     2,121,580
    8/15/24 .....................................................................................    1,750,000     1,811,250
 North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ......................    1,500,000     1,572,405
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31, Project 2,
    6.75%, 11/01/07 .............................................................................      725,000       796,318
    6.625%, 11/01/13 ............................................................................    1,470,000     1,611,635
 Orange County HFAR,
    Adventist Health System, 6.375%, 11/15/20 ...................................................    3,000,000     3,182,940
    Adventist Health System, 6.50%, 11/15/30 ....................................................   10,750,000    11,405,535
    Mayflower Retirement Project, Refunding, Asset Guaranteed, 5.25%, 6/01/29 ...................    4,000,000     3,988,160
    MBIA Insured, 6.00%, 11/01/24 ...............................................................      285,000       297,871
    Regional Healthcare System, Series E, 6.00%, 10/01/26 .......................................   12,000,000    12,423,240
 Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .................    2,240,000     2,286,794
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .......................    5,050,000     5,518,438
 Orange County Tourist Development Tax Revenue,
    AMBAC Insured, 5.50%, 10/01/31 ..............................................................   10,500,000    10,874,010
    Refunding, MBIA Insured, 5.125%, 10/01/20 ...................................................   10,000,000    10,080,000
 Orlando and Orange County Expressway Authority Expressway Revenue,
    junior lien, FGIC Insured, 5.00%, 7/01/28 ...................................................   18,500,000    18,285,215
    senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ............................................      265,000       307,458
 Orlando Community RDA, Tax Increment Revenue, Series A,
    6.50%, 10/01/11 .............................................................................    2,155,000     2,204,996
    6.75%, 10/01/16 .............................................................................    2,585,000     2,645,489
 Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured, 6.00%, 4/01/13 ........    3,500,000     3,715,460
 Osceola County IDAR, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.75%, 7/01/10 .......................................................    3,931,000     3,995,311
    Series C, FSA Insured, 7.60%, 7/01/10 .......................................................      750,000       760,665




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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ..................................  $10,000,000  $  9,946,700
 Pace Property Finance Authority Inc. Utility Systems Revenue, Refunding and Improvement,
  AMBAC Insured,
    6.125%, 9/01/07 .............................................................................      270,000       273,213
    6.250%, 9/01/13 .............................................................................      685,000       693,357
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ............    5,000,000     5,461,550
 Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project, Series A,
  5.90%, 6/01/38 ................................................................................    1,000,000     1,003,770
 Palm Beach County HFA, SFM Purchase Revenue, Series B, GNMA Secured, 7.60%, 3/01/23 ............    2,565,000     2,604,219
 Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 .....................    3,650,000     3,344,897
 Palm Beach County IDR,
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.55%, 12/01/16 ...............    1,755,000     1,865,249
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.625%, 12/01/26 ..............    4,000,000     4,223,640
    South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ...................................    5,000,000     5,156,500
 Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
  5.125%, 11/01/30 ..............................................................................   10,000,000     9,947,200
 Palm Beach County School Board COP, Series A,
    AMBAC Insured, 5.125%, 8/01/24 ..............................................................   15,000,000    15,065,400
    FGIC Insured, 6.00%, 8/01/22 ................................................................    5,000,000     5,801,800
 Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 .............................    5,615,000     5,863,127
 Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA Secured,
  6.40%, 7/15/23 ................................................................................      930,000       942,332
 Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
  5.00%, 11/15/30 ...............................................................................   11,500,000    11,225,150
 Pinellas County PCR, Florida Power and Light Co., Refunding, 7.20%, 12/01/14 ...................   12,200,000    12,422,162
 Plantation Health Facilities Authority Revenue, Covenant Retirement Community Inc.,
  Pre-Refunded,
    7.625%, 12/01/12 ............................................................................    1,500,000     1,599,210
    7.750%, 12/01/22 ............................................................................    3,000,000     3,201,180
 Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 .............    2,350,000     2,537,060
 Polk County HFAR, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ............................    2,035,000     2,061,048
 Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%, 12/01/30 ...   20,500,000    21,188,595
 Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 ..........      575,000       651,412
 Port St. Lucie Special Assessment Revenue, Utility Service Area 5, 6, and 7A, MBIA Insured,
  5.00%, 9/01/21 ................................................................................   10,000,000    10,032,300
 Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.125%, 7/01/31 .....................   11,150,000    10,991,001
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 ......................................................   12,800,000    12,735,360
    Series B, 6.00%, 7/01/39 ....................................................................    5,000,000     5,846,000
    Series D, 5.375%, 7/01/36 ...................................................................    5,000,000     5,052,900
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ..................   15,000,000    15,011,550
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Revenue, Cogen Facilities, 6.625%, 6/01/26 ....................................................    6,000,000     6,340,740
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ..........    5,000,000     5,052,900
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc.,
  Series A, 6.20%, 10/01/14 .....................................................................   14,350,000    14,619,924
 Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ..........    4,290,000     4,450,961
 Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 .....................    5,250,000     5,563,688
 Sarasota County Utilities System Revenue, FGIC Insured,
    5.75%, 10/01/27 .............................................................................   18,000,000    18,910,800
    Refunding, Series A, 5.25%, 10/01/25 ........................................................    9,000,000     9,099,270
 Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 .........    5,000,000     5,533,900
 South Broward Hospital District Revenue, 5.625%, 5/01/32 .......................................   15,000,000    15,054,300
 South Florida Water Management District Special Obligation, Land Acquisition Bonds,
  AMBAC Insured, 6.00%, 10/01/15 ................................................................    1,000,000     1,076,350
 St. John's County IDA, IDR, Professional Golf Hall of Fame Project, MBIA Insured,
  Pre-Refunded, 5.80%, 9/01/16 ..................................................................    4,660,000     5,251,214
 St. Lucie West Services District Capital Improvement Revenue, Lake Charles Project, Refunding,
  7.50%, 8/01/04 ................................................................................       95,000        96,993
 St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 ..   10,000,000    11,032,600
 Sunrise Lakes Recreation District GO, Phase 4,
    Refunding, AMBAC Insured, 5.25%, 8/01/24 ....................................................    4,320,000     4,371,278
    Series A, Pre-Refunded, 6.75%, 8/01/15 ......................................................    3,080,000     3,528,479
    Series A, Pre-Refunded, 6.75%, 8/01/24 ......................................................    6,120,000     7,011,133
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ....................    2,550,000     2,604,009
 Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ..................    3,400,000     3,698,044
 Tallahassee Health Facilities Revenue, Tallahassee Memorial Healthcare Project,
  6.375%, 12/01/30 ..............................................................................    2,500,000     2,619,875

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded, 6.50%, 12/01/23 .  $ 7,000,000  $   7,931,420
 Tampa Bay Water Utility System Revenue,
    FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .................................................   25,000,000     28,557,000
    Series B, FGIC Insured, 5.00%, 10/01/26 .....................................................    5,000,000      4,957,900
    Series B, FGIC Insured, 5.00%, 10/01/31 .....................................................   16,000,000     15,756,480
 Tampa Florida Sports Authority Revenue, Sales Tax Payments, Stadium Project, 5.25%, 1/01/27 ....    5,860,000      5,919,772
 Tampa Sports Authority Revenue,
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ..................    1,000,000      1,155,500
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ..................    1,715,000      1,976,469
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ..................    2,695,000      3,128,464
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ................    6,800,000      7,618,040
 Tampa Water and Sewer Revenue,
    5.50%, 10/01/29 .............................................................................   14,490,000     16,297,917
    sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 .........................................    1,330,000      1,335,107
 Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 ..........    5,000,000      4,999,650
 Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ................    6,000,000      6,713,520
 Viera East CDD Revenue, Special Assessment, Series B,
    6.75%, 5/01/14 ..............................................................................      300,000        302,430
    ETM, 6.75%, 5/01/14 .........................................................................    7,190,000      8,268,141
 Viera East CDD,
    Special Assessment, 8.625%, 5/01/14 .........................................................   10,640,000     11,349,369
    Special Assessment, ETM, 7.50%, 5/01/03 .....................................................      770,000        789,281
    Special Assessment, Pre-Refunded, 8.50%, 5/01/04 ............................................      655,000        685,890
    Special Assessment, Pre-Refunded, 7.50%, 5/01/12 ............................................    5,225,000      5,378,876
    Special Assessment, Refunding, 6.30%, 5/01/26 ...............................................    7,355,000      7,708,114
    Special Assessment, Refunding, Series A, 6.00%, 5/01/14 .....................................   11,295,000     11,455,615
    Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 ...................   11,340,000     11,562,944
    Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ..............................      465,000        474,216
    Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ..............................    4,580,000      4,670,043
    Water and Sewer Revenue, 7.875%, 5/01/03 ....................................................    1,770,000      1,801,276
    Water and Sewer Revenue, 6.75%, 5/01/09 .....................................................    2,850,000      2,959,839
 Village Center CDD, Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ..............   10,000,000     10,080,700
 Volusia County Educational Facility Authority Revenue,
    Educational Facilities, Embry Riddle University, Refunding, Series B, AMBAC Insured,
    5.25%, 10/15/22 .............................................................................    2,000,000      2,037,340
    Educational Facilities, Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ......    5,000,000      5,052,900
    Embry Riddle Aeronautical University, Connie Lee Insured, Pre-Refunded, 6.625%, 10/15/22 ....      500,000        526,225
 Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 .............    5,000,000      5,183,500
 West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ........................    1,950,000      2,120,820
 West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ..............................    6,450,000      6,503,148
 West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ..........................    5,000,000      5,135,550
                                                                                                               --------------
 TOTAL BONDS ....................................................................................               1,589,825,788
                                                                                                               --------------
 ZERO COUPON BONDS 6.5%
 Broward County HFAR, SFMR, Refunding, Series B, FHA Insured, 4/01/29 ...........................    7,185,000      1,103,975
 Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, 10/01/08 ...    3,670,000      2,847,223
 Clay County Housing Finance Authority Revenue, SFMR, GNMA Secured, 4/01/33 .....................    3,980,000        491,769
 Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded,
  8/01/18 .......................................................................................   17,020,000      6,052,993
 Duval County Housing Finance Authority SFMR, Capital Appreciation, GNMA Secured, 10/01/32 ......    3,850,000        489,874
 Florida HFC Revenue,
    Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/30 ....................   10,000,000      1,479,700
    Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/17 ......................    3,005,000      1,340,861
    Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/29 ......................   48,595,000     10,430,431
 Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
    10/01/25 ....................................................................................    9,845,000      2,702,649
    10/01/26 ....................................................................................    2,500,000        648,125


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT
 ZERO COUPON BONDS (CONT.)
 Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
    10/01/20 ...................................................................................   $ 3,090,000 $    1,188,816
    10/01/21 ...................................................................................     2,585,000        948,281
    10/01/22 ...................................................................................     3,090,000      1,068,306
    10/01/23 ...................................................................................     3,060,000        998,386
    10/01/24 ...................................................................................     2,560,000        782,592
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 4/01/32 .................     3,170,000        501,843
 Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 ......................     5,770,000      3,233,393
 Melbourne Water and Sewer Revenue, Capital Appreciation, FGIC Insured, ETM, 10/01/26 ..........     1,500,000        408,900
 Miami-Dade County Special Obligation,
    sub. lien, Refunding, Series A, MBIA Insured, 10/01/25 .....................................    22,365,000      6,111,235
    Sub Series B, MBIA Insured, 10/01/36 .......................................................     5,635,000        801,917
    Sub Series C, MBIA Insured, 10/01/28 .......................................................     8,305,000      1,890,384
 Palm Beach County HFAR, Capital Appreciation, Refunding, Series A-1, FNMA Insured, 4/01/32 ....     5,655,000        815,790
 Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, 9/01/31 ...........................     2,525,000        374,483
 Port Everglades Authority Port Improvement Revenue,
    Capital Appreciation, 9/01/10 ..............................................................    24,525,000     16,949,470
    Capital Appreciation, ETM, 9/01/10 .........................................................    25,475,000     17,826,640
    Refunding, Series A, 9/01/02 ...............................................................    10,575,000     10,485,324
    Refunding, Series A, 9/01/03 ...............................................................     9,075,000      8,800,935
    Refunding, Series A, 9/01/04 ...............................................................     3,550,000      3,328,940
 Port St. Lucie Utility Revenue, MBIA Insured, 9/01/29 .........................................    20,000,000      4,084,200
 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
    11/01/09 ...................................................................................     1,365,000        995,208
    11/01/12 ...................................................................................     1,780,000      1,106,695
    11/01/15 ...................................................................................     2,180,000      1,134,580
                                                                                                               --------------
 TOTAL ZERO COUPON BONDS .......................................................................                  111,423,918
                                                                                                               --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,604,021,985) .............................................                1,701,249,706
                                                                                                               --------------
a SHORT TERM INVESTMENTS .3%
 Jacksonville Revenue, YMCA Florida First Coast Project, Weekly VRDN and Put, 1.20%, 3/01/18 ...       120,000        120,000
 Orange County School Board COP, Series B, Daily VRDN and Put, 1.25%, 8/01/25 ..................     5,300,000      5,300,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put,
  .95%, 12/01/15 ...............................................................................       135,000        135,000
                                                                                                               --------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,555,000) ................................................                    5,555,000
                                                                                                               --------------
 TOTAL INVESTMENTS (COST $1,609,576,985) 98.6% .................................................                1,706,804,706
 OTHER ASSETS, LESS LIABILITIES 1.4% ...........................................................                   24,911,787
                                                                                                               --------------
 NET ASSETS 100.0% .............................................................................               $1,731,716,493
                                                                                                               ==============






See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.73   $11.03    $12.07    $12.12    $11.86
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a ............................................        .57      .59       .59       .61       .63
 Net realized and unrealized gains (losses) .........................        .14      .70     (1.03)      .01       .27
                                                                      --------------------------------------------------
Total from investment operations ....................................        .71     1.29      (.44)      .62       .90
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ..............................................       (.58)    (.59)     (.60)     (.61)     (.64)
 Net realized gains .................................................         --       --        -- c    (.06)       --
                                                                      --------------------------------------------------
Total distributions .................................................       (.58)    (.59)     (.60)     (.67)     (.64)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.86   $11.73    $11.03    $12.07    $12.12
                                                                      ==================================================

Total return b ......................................................      6.15%   11.93%    (3.71)%    5.22%     7.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................   $169,489 $163,352  $151,670  $164,669  $149,642
Ratios to average net assets:
 Expenses ...........................................................       .75%     .76%      .75%      .76%      .76%
 Net investment income ..............................................      4.83%    5.15%     5.14%     5.00%     5.28%
Portfolio turnover rate .............................................     19.66%   18.67%    46.90%    12.84%    14.77%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.81   $11.10    $12.15    $12.19    $11.92
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment incomea .............................................        .51      .53       .53       .54       .57
 Net realized and unrealized gains (losses) .........................        .13      .71     (1.05)      .02       .27
                                                                      --------------------------------------------------
Total from investment operations ....................................        .64     1.24      (.52)      .56       .84
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ..............................................       (.51)    (.53)     (.53)     (.54)     (.57)
 Net realized gains .................................................         --       --        -- c    (.06)       --
                                                                      --------------------------------------------------
Total distributions .................................................       (.51)    (.53)     (.53)     (.60)     (.57)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.94   $11.81    $11.10    $12.15    $12.19
                                                                      ==================================================

Total returnb .......................................................      5.52%   11.36%   (4.32)%     4.70%     7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $24,672  $16,780   $14,811   $17,277    $9,107
Ratios to average net assets:
 Expenses ...........................................................      1.30%    1.31%     1.30%     1.31%     1.32%
 Net investment income ..............................................      4.29%    4.60%     4.58%     4.45%     4.72%
Portfolio turnover rate .............................................     19.66%   18.67%    46.90%    12.84%    14.77%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The fund made a capital gain distribution of $.002.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                  PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.8%
 Albany Sewer System Revenue, MBIA Insured, 5.00%, 7/01/22 ......................................   $ 2,035,000  $ 2,041,838
 Atlanta Airport Facilities Revenue,
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ...........................................     5,000,000    5,183,950
    Refunding, Series A, FGIC Insured, 5.60%, 1/01/30 ...........................................     5,000,000    5,183,050
    Series B, AMBAC Insured, 6.00%, 1/01/21 .....................................................       575,000      609,558
    Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/21 .......................................       525,000      578,655
 Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 .........     1,500,000    1,580,715
 Atlanta Development Authority Revenue, Yamacraw Design Center Project, Series A, MBIA
  Insured, 5.125%, 1/01/23 ......................................................................     4,150,000    4,248,231
 Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
  6.25%, 10/01/16 ...............................................................................     2,000,000    2,087,980
 Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 ...........................................     2,000,000    2,245,140
 Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured,
  6.375%, 3/01/23 ...............................................................................     1,480,000    1,523,527
 Atlanta Urban Residential Finance Authority MFHR,
    Defoors Ferry Manor Project, 5.90%, 10/01/18 ................................................     1,700,000    1,782,790
    Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ............................................     1,040,000    1,097,054
    Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ...........................................     1,560,000    1,615,349
 Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
    5.00%, 11/01/29 .............................................................................       905,000      898,231
    Pre-Refunded, 5.00%, 11/01/29 ...............................................................     1,095,000    1,189,980
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
    5.25%, 12/01/22 .............................................................................     2,500,000    2,169,500
    5.375%, 12/01/28 ............................................................................     2,000,000    1,725,560
 Barnesville Water and Sewer Revenue, 6.85%, 9/01/17 ............................................     1,000,000    1,026,520
 Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project, Refunding,
  5.55%, 3/01/26 ................................................................................     4,000,000    3,416,680
 Carroll City County Hospital Authority Revenue Anticipation Certificate, Tanner Medical Center
  Inc. Project, AMBAC Insured, 5.00%, 7/01/28 ...................................................     1,000,000      985,530
 Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ...............        10,000       10,266
 Clayton County Development Authority Revenue, Gateway Village Project, Series A,
  6.00%, 8/01/23 ................................................................................     3,500,000    3,817,415
 Clayton County Housing Authority MFHR,
   (b)Southlake Cove Project A, GNMA Collateral, 5.60%, 12/20/24 ................................     2,000,000    2,047,180
    Vineyard Pointe, Series A, GNMA Secured, 5.50%, 10/20/32 ....................................     1,485,000    1,507,884
 Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ..............       995,000    1,025,507
 Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%, 2/01/07 .        85,000       96,047
 College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 ............     2,000,000    2,155,140
 Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 .......................     2,000,000    1,986,740
 Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 ..................     1,000,000    1,100,210
 De Kalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA Insured, 5.40%,
  2/20/29 .......................................................................................     3,065,000    3,056,725
 De Kalb County Water and Sewer Revenue, 5.125%, 10/01/31 .......................................     5,000,000    5,009,150
 Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%,
    6/01/26 .....................................................................................     3,000,000    2,983,080
    6/01/30 .....................................................................................     3,000,000    2,963,970
 Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A,
  MBIA Insured, 6.50%, 7/01/24 ..................................................................       910,000      923,568
 Forsyth County GO, 5.75%, 2/01/19 ..............................................................     1,500,000    1,609,995
 Fulton County Building Authority Revenue,
    Human Resources and Government Facilities Program, 7.10%, 1/01/15 ...........................       750,000      758,430
    Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 ...............................     1,000,000    1,014,910
 Fulton County Development Authority Revenue, Georgia Tech Foundation, Sac II Project,
  Series A 5.25%, 11/01/30 ......................................................................     5,000,000    5,037,300
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
  5.45%, 5/01/23 ................................................................................     1,000,000      788,560
 Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast
  Health System Inc. Project, Refunding, 5.50%, 5/15/31 .........................................     2,500,000    2,442,950
 Georgia Municipal Association Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
  12/01/26 ......................................................................................     2,000,000    2,032,100
 Georgia Municipal Electric Authority Power Revenue, Series W,
    6.60%, 1/01/18 ..............................................................................       955,000    1,148,703
    Pre-Refunded, 6.60%, 1/01/18 ................................................................        45,000       54,296
 Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%,
  6/01/24 .......................................................................................     1,000,000      997,260
 Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing
  Corp. Project, Series A, 6.00%, 6/01/24 .......................................................     2,550,000    2,540,412


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Georgia State HFAR,
    Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ...............................   $ 2,140,000  $   2,188,214
    Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ................................       320,000        329,312
    MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ......................     1,000,000      1,162,530
    MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ....................     1,000,000      1,038,460
    SF, Sub Series C-2, 5.95%, 12/01/31 .........................................................     4,975,000      5,121,215
    SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ..............................................     1,000,000      1,027,460
    SFM, Sub Series B-2, 5.85%, 12/01/28 ........................................................     2,820,000      2,900,032
 Gwinnett County Hospital Authority Revenue Anticipation Certificates, Gwinnett Hospital
  Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ..................................     3,750,000      3,750,000
 Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
  AMBAC Insured, 6.00%, 7/01/29 .................................................................     5,000,000      5,424,150
 Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,
  6.00%, 10/01/23                                                                                     3,300,000      3,784,737
 Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
    Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ............................................     1,800,000      1,913,544
    Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ............................................     1,100,000      1,163,426
    Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ............................................     1,000,000      1,065,800
    Series B, FSA Insured, 5.75%, 9/01/14 .......................................................       800,000        851,000
 Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
  Healthcare System, MBIA Insured, 5.50%, 8/01/25 ...............................................     7,000,000      7,238,490
 Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%, 10/01/26 .......     1,000,000      1,059,870
 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured,
  Pre-Refunded, 6.90%, 7/01/20 ..................................................................     5,930,000      6,670,064
 Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding,
  Series A, 6.80%, 1/01/12 ......................................................................     1,500,000      1,779,210
 Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC
  Insured, 6.10%, 2/01/24 .......................................................................     4,500,000      4,899,375
 Private Colleges and Universities Authority Revenue,
    Emory University Project, Series A, 5.50%, 11/01/25 .........................................    10,000,000     10,375,600
    Mercer University Project, Refunding, Series A, 5.25%, 10/01/25 .............................     2,500,000      2,496,550
    Mercer University Project, Series A, AMBAC Insured, 5.375%, 10/01/29 ........................     2,000,000      2,012,560
 Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25 ....................     2,000,000      2,017,780
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ..............................................................................        15,000         15,062
    7.50%, 7/01/09 ..............................................................................         5,000          5,015
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 .........................................................     1,000,000      1,060,960
    Series T, 6.00%, 7/01/16 ....................................................................     1,000,000      1,057,520
 Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
  Project, 5.80%, 12/01/20 ......................................................................     1,500,000      1,503,555
 Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
  5.375%, 7/01/29 ...............................................................................     5,000,000      5,132,050
 Savannah EDA, IDR, Hershey Foods Corp. Project, Refunding, 6.60%, 6/01/12 ......................     1,000,000      1,025,500
 Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded, 6.20%,
  7/01/23 .......................................................................................     2,000,000      2,156,240
 Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 .........     4,600,000      4,631,555
 St. Mary's Housing Authority MFMR,
    Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22 ...............       500,000        502,960
    Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22 .....................................       700,000        702,912
 Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 .......................     1,550,000      1,568,630
 Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
  Center Project, AMBAC Insured, 5.25%, 10/01/27 ................................................     3,000,000      3,020,580
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 .............................................................................       850,000        897,932
    5.50%, 10/01/22 .............................................................................     1,200,000      1,207,272
    5.625%, 10/01/25 ............................................................................     1,530,000      1,556,454
 Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured,
  Pre-Refunded, 7.00%, 10/01/10 .................................................................     1,500,000      1,536,045
 Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
  6.00%, 2/01/21 ................................................................................        50,000        812,295
 Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%,
  3/01/25 .......................................................................................     3,000,000      3,037,470
 White County IDAR, Springs Industries Inc., Refunding, 6.85%, 6/01/10 ..........................     1,780,000      1,823,895
                                                                                                                 -------------
 TOTAL LONG TERM INVESTMENTS (COST $183,712,943)                                                                   191,820,917
                                                                                                                 -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS .9%
 Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 1.25%,
  11/01/41 .....................................................................................   $ 1,200,000  $  1,200,000
 Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 1st Series, Daily
  VRDN and Put, 1.40%, 4/01/32 .................................................................       300,000       300,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put, .95%, 12/01/15 .................................................................       200,000       200,000
                                                                                                                ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,700,000) ................................................                   1,700,000
                                                                                                                ------------
 TOTAL INVESTMENTS (COST $185,412,943) 99.7% ...................................................                 193,520,917
 OTHER ASSETS, LESS LIABILITIES .3% ............................................................                     640,385
                                                                                                                ------------
 NET ASSETS 100.0% .............................................................................                $194,161,302
                                                                                                                ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN KENTUCKY TAX-FREE INCOME FUND
                                                                                             YEAR ENDED FEBRUARY 28,
                                                                      ------------------------------------------------------
                                                                           2002     2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................      $11.03   $10.42    $11.47    $11.45    $11.05
                                                                      ------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................................         .55      .57       .58       .59       .61
 Net realized and unrealized gains (losses) ........................         .10      .61     (1.04)      .03       .40
                                                                      ------------------------------------------------------
Total from investment operations ...................................         .65     1.18      (.46)      .62      1.01
                                                                      ------------------------------------------------------
Less distributions from net investment income ......................        (.55)    (.57)     (.59)     (.60)     (.61)
                                                                      ------------------------------------------------------
Net asset value, end of year .......................................      $11.13   $11.03    $10.42    $11.47    $11.45
                                                                      ======================================================

Total return b .....................................................       6.08%   11.65%   (4.13)%     5.51%     9.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................     $96,299  $76,369   $63,964   $64,516   $54,211
Ratios to average net assets:
 Expenses ..........................................................        .52%     .45%      .45%      .42%      .35%
 Expenses excluding waiver and payments by affiliates ..............        .82%     .82%      .81%      .81%      .81%
 Net investment income .............................................       4.96%    5.34%     5.31%     5.12%     5.40%
Portfolio turnover rate ............................................       6.07%   12.80%    16.31%    10.49%    26.61%




a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                      PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                 AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.8%
 BONDS 96.6%
 Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ................................    $  700,000  $  719,810
 Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ..........................     1,000,000   1,012,220
 Boone County PCR, Dayton Power and Light Co., Collateralized, Refunding, Series A, 6.50%,
  11/15/22 .......................................................................................       710,000     730,093
 Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured, 5.00%,
  12/01/22 .......................................................................................     1,200,000   1,199,904
 Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 ........................     1,140,000   1,216,220
 Campbell and Kenton Counties Sanitation, District No., Sanitation District Revenue, Series A,
  FSA Insured, 5.00%,
    8/01/19 ......................................................................................     1,500,000   1,514,475
    8/01/24 ......................................................................................     2,000,000   1,978,640
 Carroll County PCR, Kentucky Utilities Co. Project, Collateralized, Series B, 6.25%, 2/01/18 ....       325,000     331,806
 Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 .......     1,000,000   1,026,840
 Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
  5.125%, 8/01/20 ................................................................................     1,015,000   1,028,439
 Danville Multi-City Lease Revenue,
    Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 .......................................     1,500,000   1,643,850
    Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ..........................................       100,000     103,528
 Daviess County Hospital Revenue, Odch Inc., Series A, MBIA Insured, 6.25%,
    8/01/12 ......................................................................................       100,000     103,983
    8/01/22 ......................................................................................       210,000     218,364
 Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office
  of the Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .......................     2,000,000   2,024,880
 Fayette County School District Finance Corp. School Building Revenue,
    5.50%, 9/01/18 ...............................................................................     2,500,000   2,629,725
    Series A, AMBAC Insured, 5.25%, 4/01/20 ......................................................     2,160,000   2,216,506
 Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
  Refunding, Series A, MBIA Insured,
  6.10%, 1/01/24 .................................................................................     1,805,000   1,816,733
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .......................................       400,000     412,532
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/22 ...........................       225,000     235,924
 Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%,
  5/01/26 ........................................................................................     1,000,000   1,054,030
 Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 .............     1,500,000   1,602,045
 Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%,
  1/01/31 ........................................................................................     2,620,000   2,568,831
 Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 ........     2,035,000   1,924,866
 Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured, 6.625%, 11/15/11 ..       125,000     127,875
 Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
    AMBAC Insured, 6.50%, 5/01/15 ................................................................       750,000     770,048
    AMBAC Insured, 6.55%, 5/01/22 ................................................................       720,000     739,303
    Refunding, AMBAC Insured, 5.75%, 1/01/26 .....................................................     1,000,000   1,049,300
 Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 .............     1,930,000   2,011,002
 Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ..........................................       450,000     475,079
 Jefferson County School District Financial Corp. School Building Revenue, Series A, FSA Insured,
  5.25%, 7/01/18 .................................................................................     1,500,000   1,552,260
 Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ..........     2,500,000   2,592,175
 Kenton County Airport Board Revenue,
 Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 ......     1,230,000   1,304,772
  Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 ......................       445,000     441,493
  Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 .....................       325,000     313,391
  Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 ......................       445,000     438,970
 Kentucky Area Development Districts Financing Trust Lease Program Revenue,
    City of Ewing, Series C, 6.00%, 6/01/30 ......................................................     1,285,000   1,331,607
    City of Ewing, Series E, 5.70%, 6/01/22 ......................................................     1,000,000   1,053,020
    Ewing Acquisition, 6.00%, 6/01/30 ............................................................     2,000,000   2,072,540
 Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center,
  Refunding and Improvement, Series A,FGIC Insured, 6.00%, 11/01/10 ..............................       750,000     754,523
 Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth
  Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ................................       625,000     677,081
 Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional
  Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ............................     2,000,000   1,582,840
 Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital
  Corp., Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .......................       500,000     527,200

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                   PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 Kentucky Economic Development Finance Authority Revenue, Catholic Health Project, Refunding
  and Improvement, Series A, 5.00%, 12/01/18 .....................................................    $2,000,000 $ 1,938,100
 Kentucky HFC Revenue,
    Refunding, Series A, 6.375%, 7/01/28 .........................................................       555,000     575,191
    Series B, 6.25%, 7/01/28 .....................................................................     1,280,000   1,323,443
    Series C, FHA Insured, 6.40%, 1/01/17 ........................................................       910,000     950,277
    SFMR, Series A, 6.60%, 7/01/11 ...............................................................        20,000      20,505
    SFMR, Series B, 6.60%, 7/01/11 ...............................................................       150,000     153,785
    SFMR, Series D, FHA Insured, 7.45%, 1/01/23 ..................................................         5,000       5,063
 Kentucky Infrastructure Authority Revenue,
    Infrastructure Revolving Fund Program, Series J, Pre-Refunded, 6.375%, 6/01/14 ...............       500,000     564,925
    Series A, 5.00%, 6/01/19 .....................................................................     1,140,000   1,147,456
    Series A, 5.00%, 6/01/20 .....................................................................     1,250,000   1,253,575
    Series A, 5.00%, 6/01/21 .....................................................................     1,190,000   1,188,453
 Kentucky Rural Water Finance Corp. Public Project Revenue, Flexible Term Program, Series A,
  5.00%, 2/01/26 .................................................................................     1,055,000   1,041,907
 Kentucky State Property and Buildings Commission Revenues,
    Project No. 56, Pre-Refunded, 6.00%, 9/01/14 .................................................       700,000     776,797
    Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 .......................................     3,540,000   3,653,280
    Project No. 64, MBIA Insured, 5.50%, 5/01/17 .................................................     1,535,000   1,612,088
    Refunding, Project No. 69, Series A, FSA Insured, 5.00%, 8/01/21 .............................     2,300,000   2,305,037
 Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
  MBIA Insured, Pre-Refunded,
    6.625%, 11/01/13 .............................................................................       500,000     565,765
    6.75%, 11/01/24 ..............................................................................       750,000     851,055
 Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
    Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ........................................       300,000     340,908
    FGIC Insured, 5.00%, 5/15/30 .................................................................     2,750,000   2,700,830
 Louisville Waterworks Board Water System Revenue, Louisville Water Co.,
    FSA Insured, 5.50%, 11/15/25 .................................................................     2,000,000   2,065,380
    Refunding, FSA Insured, 5.25%, 11/15/24 ......................................................     2,500,000   2,529,375
 McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
  6.40%, 11/01/07 ................................................................................       500,000     554,750
 Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 .................     1,270,000   1,257,224
 Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing
  Trust, Series A, 6.50%, 3/01/19 ................................................................     1,050,000   1,086,141
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 .................................................................       430,000     480,085
    Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ..................................     2,000,000   2,021,280
    Public Improvement, Series A, 5.125%, 7/01/31 ................................................     5,000,000   4,928,700
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
  Authority Revenue, Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 ....     1,480,000   1,220,052
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/36 ............     1,450,000   1,451,030
 Russell Health System Revenue,
    Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 .........................................       800,000     880,720
    Pre-Refunded, 8.10%, 7/01/15 .................................................................       205,000     242,132
    Pre-Refunded, 8.10%, 7/01/15 .................................................................       145,000     176,184
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ........     2,000,000   2,034,580
                                                                                                                 -----------
TOTAL BONDS ......................................................................................                93,024,796
                                                                                                                 -----------
 ZERO COUPON BONDS 1.2%
 Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    MBIA Insured, Series C, zero cpn to 10/01/05, 6.15% thereafter, 10/01/24 .....................       405,000     344,200
    Series C, MBIA Insured, zero cpn to 10/01/05, 6.15% thereafter, 10/01/25 .....................       935,000     795,460
                                                                                                                 -----------
 TOTAL ZERO COUPON BONDS .........................................................................                 1,139,660
                                                                                                                 -----------
 TOTAL LONG TERM INVESTMENTS (COST $91,739,563) ..................................................                94,164,456
                                                                                                                 -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                   PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS .8%
 Kentucky Area Development Districts Financing Trust Lease Program Revenue, Ewing Acquisition
  Project, Weekly VRDN and Put, 1.30%, 6/01/33 ..................................................  $  200,000 $   200,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put, .95%, 12/01/15 ..................................................................     200,000     200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ............................................     400,000     400,000
                                                                                                              -----------
 TOTAL SHORT TERM INVESTMENTS (COST $800,000) ...................................................                 800,000
                                                                                                              -----------
 TOTAL INVESTMENTS (COST $92,539,563) 98.6% .....................................................              94,964,456
 OTHER ASSETS, LESS LIABILITIES 1.4% ............................................................               1,334,468
                                                                                                              -----------
 NET ASSETS 100.0% ..............................................................................             $96,298,924
                                                                                                              ===========





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN LOUISIANA TAX-FREE INCOME FUND
                                                                                      YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.22   $10.55    $11.59    $11.61    $11.32
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a ............................................        .56      .58       .58       .60       .63
 Net realized and unrealized gains (losses) .........................        .16      .67     (1.03)     (.01)      .30
                                                                      --------------------------------------------------
Total from investment operations ....................................        .72     1.25      (.45)      .59       .93
                                                                      --------------------------------------------------
Less distributions from net investment income .......................       (.56)    (.58)     (.59)     (.61)     (.64)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.38   $11.22    $10.55    $11.59    $11.61
                                                                      ==================================================

Total return b ......................................................      6.73%   12.05%   (3.93)%     5.23%     8.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................   $167,909 $154,750  $144,299  $158,099  $134,922
Ratios to average net assets:
 Expenses ...........................................................       .74%     .74%      .74%      .75%      .76%
 Net investment income ..............................................      4.99%    5.32%     5.29%     5.14%     5.50%
Portfolio turnover rate .............................................     10.05%    8.63%    27.31%    14.99%    15.26%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.29   $10.62    $11.66    $11.68    $11.37
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a ............................................        .51      .52       .53       .54       .57
 Net realized and unrealized gains (losses) .........................        .17      .67     (1.04)     (.01)      .32
                                                                      --------------------------------------------------
Total from investment operations ....................................        .68     1.19      (.51)      .53       .89
                                                                      --------------------------------------------------
Less distributions from net investment income .......................       (.50)    (.52)     (.53)     (.55)     (.58)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.47   $11.29    $10.62    $11.66    $11.68
                                                                      ==================================================

Total return b ......................................................      6.18%   11.46%   (4.45)%     4.61%     8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $16,047  $12,424   $10,730    $9,982    $4,469
Ratios to average net assets:
 Expenses ...........................................................      1.29%    1.29%     1.29%     1.31%     1.32%
 Net investment income ..............................................      4.44%    4.77%     4.74%     4.58%     4.95%
Portfolio turnover rate .............................................     10.05%    8.63%    27.31%    14.99%    15.26%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                  PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.0%
 BONDS 96.6%
 Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ..................... $   500,000  $   510,000
 Bossier City Public Improvement Sales and Use Tax Revenue,
    FGIC Insured, 5.00%, 12/01/19 ............................................................   1,145,000    1,151,355
    Refunding, FGIC Insured, 5.00%, 12/01/21 .................................................   1,875,000    1,874,850
    Refunding, FGIC Insured, 5.00%, 12/01/22 .................................................   1,515,000    1,512,940
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
    Series A, 7.75%, 6/01/12 .................................................................     180,000      183,983
    Series B, 6.875%, 11/01/12 ...............................................................     430,000      445,566
 Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 ........     225,000      233,125
 Calcasieu Parish Public Trust Authority Student Lease Revenue, McNesse Student Housing
  Project, MBIA Insured, 5.25%,
    5/01/21 ..................................................................................   1,505,000    1,534,573
    5/01/33 ..................................................................................   2,500,000    2,523,350
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
    7.70%, 11/01/18 ..........................................................................   1,500,000    1,612,500
    5.65%, 12/01/21 ..........................................................................   1,000,000      972,110
 De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%,
  9/01/29 ....................................................................................  11,500,000   12,288,670
 Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA Insured,
  ETM, 7.20%, 8/01/10 ........................................................................   1,380,000    1,687,009
 East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
  6.10%, 10/01/29 ............................................................................     925,000      956,765
 East Baton Rouge Parish PCR, Georgia-Pacific Corp. Project, Refunding, 5.50%, 4/01/09 .......   2,000,000    1,972,320
 East Baton Rouge Parish Sales and Use Tax Revenue,
    Public Improvement, Series ST, FGIC Insured, 5.00%, 2/01/20 ..............................   1,000,000    1,003,290
    Series ST, FGIC Insured, 5.90%, 2/01/18 ..................................................     750,000      791,933
 Jefferson Parish School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/01/03 ......     500,000      525,825
 Jefferson Sales Tax District Special Sales Tax Revenue,
    Refunding, FSA Insured, 5.00%, 12/01/22 ..................................................   4,500,000    4,493,880
    Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 .........................................   4,195,000    4,207,501
 Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ..............      30,000       36,858
 Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ..........................      90,000      103,564
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental Petroleum Corp.,
  Refunding, 7.20%, 12/01/20 .................................................................   3,000,000    3,106,830
 Louisiana HFA, Mortgage Revenue,
    MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 .....................................   2,795,000    2,806,236
    MF, Westview Project, 7.80%, 4/01/30 .....................................................     750,000      765,518
    SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ............................................   1,850,000    1,882,079
 Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp.
  Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 ..................................   2,000,000    2,042,680
 Louisiana Local Government Environmental Facilities CDAR,
    Delgado Community College Foundation Project, MBIA Insured, 6.00%, 10/01/29 ..............   1,000,000    1,088,690
    Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ..........................   2,715,000    2,714,973
 Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A,
  MBIA Insured, 6.375%, 1/01/30 ..............................................................   4,265,000    4,558,261
 Louisiana Public Facilities Authority Hospital Revenue,
    Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ..........................   3,750,000    3,741,113
    Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ..................................   5,000,000    3,344,600
    Touro Infirmary Project, Series A, 5.625%, 8/15/29 .......................................   6,000,000    5,706,540
 Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project,
  FSA Insured, 5.65%, 6/15/11 ................................................................   1,230,000    1,319,925
 Louisiana Public Facilities Authority Revenue,
    Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 .........     930,000      956,431
    Centenary College Project, Pre-Refunded, 5.90%, 2/01/17 ..................................   1,000,000    1,123,760
    Centenary College Project, Refunding, 5.75%, 2/01/29 .....................................   7,300,000    7,230,504
    Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 .....................   1,500,000    1,514,565
    HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 .....................................   1,200,000    1,228,212
    MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 ....................   1,900,000    1,983,524
    SFM Purchase, Series C, 8.45%, 12/01/12 ..................................................     461,245      474,631
    Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 .....................................     955,000      983,497
    Tulane University, AMBAC Insured, 6.05%, 10/01/25 ........................................   5,500,000    5,988,400
   (b)Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 .................   2,000,000    2,003,820
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ..........   1,000,000    1,029,920
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ..........   6,015,000    6,070,518


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                    PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)


 Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
    AMBAC Insured, 5.00%, 5/01/21 ............................................................   $ 2,500,000   $  2,499,825
    Series A, MBIA Insured, 5.375%, 3/01/19 ..................................................     3,000,000      3,093,240
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
    Loop Inc. Project, First Stage, Refunding, Series B, 7.20%, 9/01/08 ......................     1,000,000      1,021,660
    Series E, 7.60%, 9/01/10 .................................................................       480,000        488,702
 Louisiana State University Agricultural and Mechanical College University Revenues, Auxiliary,
  MBIA Insured, 5.50%, 7/01/26 ...............................................................     1,500,000      1,547,490
 Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 .................................     1,050,000      1,090,772
 New Orleans GO,
    Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ............................................     1,000,000      1,008,460
    Public Improvement, FGIC Insured, 5.125%, 12/01/26 .......................................     2,000,000      2,005,160
 New Roads Electric System Revenue, 7.00%, 7/01/17 ...........................................     1,000,000      1,037,650
 Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ..................       805,000        873,006
 Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%,
  9/01/20 ....................................................................................     1,000,000      1,030,290
 Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ....................     1,950,000      1,982,487
 Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
  Refunding, FSA Insured, 5.75%, 5/15/21 .....................................................     2,500,000      2,629,750
 Ouachita Parish La West Ouachita Parish School District Sales and Use Tax, FGIC Insured,
  5.75%, 9/01/24 .............................................................................     1,410,000      1,495,911
 Puerto Rico Commonwealth GO, Public Improvement,
    MBIA Insured, 5.75%, 7/01/26 .............................................................     4,500,000      5,165,775
    Series A, 5.125%, 7/01/31 ................................................................     2,000,000      1,971,480
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...........................................................................       120,000        120,492
    7.75%, 7/01/08 ...........................................................................        50,000         50,195
 Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29 ..     1,000,000      1,016,880
 Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
  ETM, 7.25%, 8/01/10 ........................................................................     1,180,000      1,354,840
 Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
  10/01/16 ...................................................................................     1,000,000      1,025,980
 Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 .................     3,500,000      3,732,365
 St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%, 9/01/10        435,000        545,455
 St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ......     1,500,000      1,558,320
 St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 ........      152,754         154,443
 St. Charles Parish PCR,
    Louisiana Power and Light Co. Project, 7.50%, 6/01/21 ....................................     2,500,000      2,557,975
    Union Carbide Corp. Project, Refunding, 5.10%, 1/01/12 ...................................     3,000,000      3,081,450
 St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
    7.05%, 4/01/22 ...........................................................................     1,500,000      1,524,315
    Series A, 7.00%, 12/01/22 ................................................................       750,000        776,303
 St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ................     2,500,000      2,504,500
 St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
    7/01/10 ..................................................................................       120,000        136,534
    7/01/11 ..................................................................................        50,000         62,124
 State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
  Cajundome, MBIA Insured, 5.65%, 9/01/26 ....................................................     3,080,000      3,221,372
 Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured,
  6.25%, 2/01/24 .............................................................................     5,500,000      5,931,365
 Tobacco Settlement Financing Corp. Revenue, Series 2001B, 5.875%, 5/15/39 ...................     3,000,000      2,944,110
 University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome Convention,
  MBIA Insured, 6.25%, 9/01/29 ...............................................................     1,200,000      1,324,390
 University System Board of Supervisors Revenue, Northwestern State University Wellness,
  AMBAC Insured, 5.10%, 4/01/24 ..............................................................     1,000,000      1,002,120
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .....     3,000,000      3,073,980
 West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ..................     6,500,000      6,731,790
                                                                                                               ------------
 TOTAL BONDS                                                                                                    177,660,150
                                                                                                               ------------
 ZERO COUPON BONDS 1.4%
 Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured,12/01/11 ..............     5,000,000      2,673,050
                                                                                                               ------------
 TOTAL LONG TERM INVESTMENTS (COST $174,048,376) .............................................                  180,333,200
                                                                                                               ------------



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.4%
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project, First
  Stage, ACES, Refunding, Daily VRDN and Put, 1.30%, 9/01/06 .....................................$  600,000 $    600,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
  Put, .95%, 12/01/15 ............................................................................ 1,400,000    1,400,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .............................................   500,000      500,000
                                                                                                             ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,500,000) ..................................................              2,500,000
                                                                                                             ------------
 TOTAL INVESTMENTS (COST $176,548,376) 99.4% .....................................................            182,833,200
 OTHER ASSETS, LESS LIABILITIES .6% ..............................................................              1,123,015
                                                                                                             ------------
 NET ASSETS 100.0% ...............................................................................           $183,956,215
                                                                                                             ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MARYLAND TAX-FREE INCOME FUND
                                                                                            YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.36   $10.63    $11.66    $11.64    $11.33
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment incomea .............................................        .55      .57       .56       .58       .59
 Net realized and unrealized gains (losses) .........................        .17      .72     (1.00)      .06       .32
                                                                      --------------------------------------------------
Total from investment operations ....................................        .72     1.29      (.44)      .64       .91
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ..............................................       (.56)    (.56)     (.56)     (.58)     (.60)
 Net realized gains .................................................         --       --      (.03)     (.04)       --
                                                                      --------------------------------------------------
Total distributions .................................................       (.56)    (.56)     (.59)     (.62)     (.60)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.52   $11.36    $10.63    $11.66    $11.64
                                                                      ==================================================

Total return b ......................................................      6.44%   12.44%   (3.86)%     5.64%     8.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................   $281,141 $248,964  $221,176  $253,014  $213,005
Ratios to average net assets:
 Expenses ...........................................................       .72%     .73%      .72%      .74%      .74%
 Net investment income ..............................................      4.81%    5.16%     5.07%     4.91%     5.20%
Portfolio turnover rate .............................................      6.39%   13.01%    11.78%     6.02%     3.19%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.46   $10.72    $11.75    $11.72    $11.40
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a ............................................        .49      .51       .51       .51       .54
 Net realized and unrealized gains (losses) .........................        .17      .73     (1.01)      .07       .31
                                                                      --------------------------------------------------
Total from investment operations ....................................        .66     1.24      (.50)      .58       .85
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ..............................................       (.49)    (.50)     (.50)     (.51)     (.53)
 Net realized gains .................................................         --       --      (.03)     (.04)       --
                                                                      --------------------------------------------------
Total distributions .................................................       (.49)    (.50)     (.53)     (.55)     (.53)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.63   $11.46    $10.72    $11.75    $11.72
                                                                      ==================================================

Total return b ......................................................      5.88%   11.83%   (4.37)%     5.11%     7.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $33,257  $22,547   $17,298   $16,826   $10,515
Ratios to average net assets:
 Expenses ...........................................................      1.27%    1.28%     1.27%     1.29%     1.30%
 Net investment income ..............................................      4.26%    4.61%     4.53%     4.35%     4.63%
Portfolio turnover rate .............................................      6.39%   13.01%    11.78%     6.02%     3.19%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                  PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.1%
 Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 ......$ 1,650,000  $ 1,691,679
 Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24 ...  9,500,000    9,806,850
 Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ..............  4,250,000    4,656,598
 Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A, MBIA
  Insured,
    7.00%, 7/01/16 ............................................................................  1,000,000    1,059,490
    7.125%, 1/01/27 ...........................................................................  3,000,000    3,165,570
 Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
    6.75%, 8/01/02 ............................................................................    235,000      238,936
    7.00%, 8/01/11 ............................................................................  3,225,000    3,380,026
 Baltimore GO, Consolidated Public Improvement,
    Series A, FGIC Insured, 5.30%, 10/15/17 ...................................................  1,500,000    1,566,705
    Series A, FSA Insured, 5.25%, 10/15/17 ....................................................  3,300,000    3,454,506
    Series B, 7.15%, 10/15/08 .................................................................  1,000,000    1,205,850
 Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ........  1,850,000    1,909,348
 Baltimore Project Revenue, Wastewater Project, Refunding, Series B, FGIC Insured, 5.00%,
    7/01/18 ...................................................................................  1,000,000    1,018,330
    7/01/28 ...................................................................................  4,000,000    3,993,920
 Baltimore Revenue, Wastewater Project, Refunding, Series A,
    FGIC Insured, 5.80%, 7/01/15 ..............................................................  5,000,000    5,379,300
    FSA Insured, 5.75%, 7/01/30 ............................................................... 10,000,000   10,574,400
 Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guaranteed,
    5.375%, 1/01/16 ...........................................................................  2,000,000    2,097,220
    5.50%, 1/01/19 ............................................................................  1,000,000    1,040,370
    5.625%, 1/01/25 ...........................................................................  2,000,000    2,087,980
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
  Improvement, FSA Insured, 6.00%, 9/01/21 ....................................................  8,000,000    8,699,280
 Harford County GO, Consolidated Public Improvement,
    4.35%, 1/15/14 ............................................................................  1,300,000    1,301,053
    4.40%, 1/15/15 ............................................................................  1,450,000    1,442,881
    4.40%, 1/15/16 ............................................................................  1,420,000    1,398,203
    4.45%, 1/15/17 ............................................................................  1,125,000    1,104,548
 Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
  6.50%, 11/01/26 .............................................................................  3,000,000    3,153,060
 Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
  FHA Insured, 6.10%, 7/01/25 .................................................................  2,000,000    2,072,880
 Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ....  1,900,000    1,939,463
 Maryland Local Government Insurance Trust Capitalization Program COP, Series A, 7.125%,
  8/01/09 .....................................................................................    650,000      661,492
 Maryland State CDA, Department of Housing and Community Development MFHR, Series A, 6.85%,
  5/15/33 .....................................................................................  1,120,000    1,145,211
 Maryland State CDA, Department of Housing and Community Development Revenue,
    Housing, Series A, 6.00%, 7/01/32 .........................................................  4,000,000    4,133,360
    Residential, Series D, 5.25%, 9/01/29 .....................................................  4,695,000    4,647,768
    Series B, 5.35%, 9/01/30 ..................................................................  2,910,000    2,924,987
    SF Program, First Series, 5.00%, 4/01/17 ..................................................  2,045,000    2,059,090
    SF Program, Second Series, 5.00%, 4/01/17 .................................................  3,000,000    3,023,850
 Maryland State EDC,
    Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 .........................    850,000      880,515
    Utility Infrastructure Revenue, University College Park Project, AMBAC Insured,
     5.00%, 7/01/19 ...........................................................................  1,710,000    1,731,495
 Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited
  Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16 ....................................  3,000,000    3,222,120
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 .................................  8,365,000    8,384,072
    Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ....................................  2,920,000    3,131,437
    Catholic Health Initiatives, Series A, 6.00%, 12/01/24 ....................................  2,025,000    2,162,376
    Charity Obligation Group, Seriies A, 5.00%, 11/01/19 ......................................  1,515,000    1,518,924
    Charity Obligation Group, Series A, 5.00%, 11/01/29 .......................................  2,250,000    2,206,868
    Doctors Community Hospital, Refunding, 5.75%, 7/01/13 .....................................  3,000,000    2,832,780
    Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 .................................... 11,000,000   10,921,130
    Johns Hopkins University Issue, 6.00%, 7/01/39 ............................................  5,000,000    5,766,200
    Johns Hopkins, AMBAC Insured, 5.00%, 7/01/27 ..............................................    655,000      652,157
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 .......................................  1,700,000    1,850,212
    Maryland Institue College of Art, 5.625%, 6/01/36 .........................................  3,600,000    3,580,668

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
    Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ..................... $ 1,500,000 $  1,570,140
    Mercy Medical Center, Refunding, 5.625%, 1/01/31 .........................................   5,500,000    5,394,950
    North Arundel Hospital, 6.50%, 7/01/31 ...................................................   1,320,000    1,399,332
    North Arundel Hospital, 6.50%, 7/01/26 ...................................................   1,000,000    1,063,080
    Roland Park Place Project, Refunding, 5.625%, 7/01/18 ....................................   2,500,000    2,400,525
    Roland Park Place Project, Refunding, 5.625%, 7/01/24 ....................................   2,680,000    2,534,985
    University of Maryland Medical System, 6.75%, 7/01/30 ....................................  11,000,000   11,870,210
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 .......................   5,000,000    5,078,000
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 .......................   7,100,000    7,109,585
 Maryland State Health and Higher Revenue, John Hopkins University, Series A, 5.00%, 7/01/32 .   3,000,000    2,949,180
 Maryland State Industrial Development Financing Authority Revenue, American Center Physics
  Headquarters, 6.625%, 1/01/17 ..............................................................   6,000,000    6,369,720
 Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
  5.875%, 12/15/14 ...........................................................................   4,655,000    5,074,974
 Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
    5.75%, 3/01/22 ...........................................................................   5,000,000    5,215,250
    5.80%, 3/01/26 ...........................................................................   2,045,000    2,131,994
 Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992, 5.75%,
  7/01/13 ....................................................................................   5,400,000    5,442,120
(b)Maryland Transportation Authority Revenue, AMBAC Insured, 5.00%, 3/01/27 ..................   8,000,000    7,999,920
 Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A, 6.55%,
  9/01/14 ....................................................................................   1,000,000    1,032,080
 Montgomery County GO, 4.75%, 2/01/17 ........................................................   5,000,000    5,063,550
 Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured, 6.00%, 7/01/37  2,500,000    2,596,825
 Montgomery County Housing Opportunities Commission MFMR, Series A, 7.00%, 7/01/23 ...........   2,410,000    2,469,623
 Montgomery County Housing Opportunities Commission SFMR, Series A, 6.80%, 7/01/17 ...........     850,000      861,620
 Montgomery County Revenue Authority Golf Course System Revenue, Series A, 6.125%, 10/01/22 ..   1,000,000    1,005,040
 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources Recreation
  Project, Series A,
    6.20%, 7/01/10 ...........................................................................   3,100,000    3,272,081
    6.30%, 7/01/16 ...........................................................................   6,000,000    6,286,260
 Ocean City GO, Refunding, MBIA Insured, 5.75%,
    3/15/12 ..................................................................................   1,880,000    2,018,293
    3/15/13 ..................................................................................   1,120,000    1,201,234
    3/15/14 ..................................................................................   1,180,000    1,262,435
 Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured,
  6.00%, 9/15/14 .............................................................................   2,050,000    2,245,632
 Prince George's County GO, Consolidated Public Improvement, MBIA Insured, 5.00%, 4/15/18 ....   2,100,000    2,137,716
 Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded, 7.00%, 7/01/22  1,000,000    1,038,320
 Prince George's County Housing Authority MFHR, Emerson House Project, Series A, 7.00%, 4/15/19  5,500,000    5,801,400
 Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments Project,
  Refunding, Series A, MBIA Insured, 6.80%, 7/01/25 ..........................................   2,900,000    2,969,919
 Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center
 Project, MBIA Insured, 5.80%, 6/30/14 .......................................................   2,750,000    2,917,943
 Prince George's County Parking Authority Revenue, Justice Center Facilities Project, Refunding,
  6.45%, 5/01/05 .............................................................................     500,000      508,425
 Prince George's County PCR, Potomac Electric Project, Refunding,
    6.00%, 9/01/22 ...........................................................................   1,200,000    1,223,256
    6.375%, 1/15/23 ..........................................................................   2,975,000    3,065,351
 Puerto Rico Commonwealth GO, Public Improvement, Refunding,
    5.75%, 7/01/17 ...........................................................................   3,000,000    3,431,730
    FSA Insured, 5.125%, 7/01/30 .............................................................   7,230,000    7,306,927
    FSA Insured, 5.25%, 7/01/27 ..............................................................   2,535,000    2,602,482
 Puerto Rico Electric Power Authority Power Revenue,
    Series HH, FSA Insured, 5.25%, 7/01/29 ...................................................  10,780,000   10,961,966
    Series II, 5.25%, 7/01/31 ................................................................   3,000,000    3,002,310
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/36 ........   2,000,000    2,001,420
 Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A, MBIA Insured,
  5.70%, 1/01/26 .............................................................................   1,145,000    1,166,102
 St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC Insured,
  5.55%, 9/01/30 .............................................................................   2,000,000    2,071,520
 University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A, 5.60%,
  4/01/16 ....................................................................................   1,000,000    1,055,450
 Virgin Islands PFAR, senior lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ....................................   1,700,000    1,741,921
    Refunding, Series A, 5.50%, 10/01/14 .....................................................   3,300,000    3,456,715
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $295,642,432) .............................................              308,254,669
                                                                                                           ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS .2%
 Community Development Administration MF Development Revenue, Avalon Ridge Apartments Project,
  Refunding, FNMA Insured, Weekly VRDN and Put, 1.10%, 6/15/26 ................................ $  200,000 $    200,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put, .95%, 12/01/15 ................................................................    100,000      100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ..........................................    400,000      400,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $700,000) .................................................                 700,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $296,342,432) 98.3% ..................................................             308,954,669
 OTHER ASSETS, LESS LIABILITIES 1.7% ..........................................................               5,444,168
                                                                                                           ------------
 NET ASSETS 100.0% ............................................................................            $314,398,837
                                                                                                           ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN MISSOURI TAX-FREE INCOME FUND
                                                                                            YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.77   $11.02    $12.19    $12.23    $11.83
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .58      .60       .60       .61       .64
 Net realized and unrealized gains (losses) ..........................       .24      .75     (1.15)       --       .44
                                                                      --------------------------------------------------
Total from investment operations .....................................       .82     1.35      (.55)      .61      1.08
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.59)    (.60)     (.61)     (.62)     (.64)
 Net realized gains ..................................................        --       --      (.01)     (.03)     (.04)
                                                                      --------------------------------------------------
Total distributions ..................................................      (.59)    (.60)     (.62)     (.65)     (.68)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $12.00   $11.77    $11.02    $12.19    $12.23
                                                                      ==================================================

Total return b .......................................................     7.13%   12.50%   (4.62)%     5.12%     9.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $425,795 $373,190  $346,649  $386,948  $308,045
Ratios to average net assets:
 Expenses ............................................................      .68%     .69%      .69%      .70%      .71%
 Net investment income ...............................................     4.91%    5.22%     5.16%     4.99%     5.32%
Portfolio turnover rate ..............................................    22.80%   38.38%    18.43%    15.21%    14.30%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.82   $11.06    $12.24    $12.27    $11.85
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment incomea ..............................................       .52      .54       .53       .54       .58
 Net realized and unrealized gains (losses) ..........................       .24      .75     (1.16)      .01       .45
                                                                      --------------------------------------------------
Total from investment operations .....................................       .76     1.29      (.63)      .55      1.03
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.52)    (.53)     (.54)     (.55)     (.57)
 Net realized gains ..................................................        --       --      (.01)     (.03)     (.04)
                                                                      --------------------------------------------------
Total distributions ..................................................      (.52)    (.53)     (.55)     (.58)     (.61)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $12.06   $11.82    $11.06    $12.24    $12.27
                                                                      --------------------------------------------------

Total return b .......................................................     6.61%   11.94%   (5.21)%     4.58%     8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $41,013  $28,695   $23,537   $20,396   $10,045
Ratios to average net assets:
 Expenses ............................................................     1.23%    1.24%     1.24%     1.25%     1.27%
 Net investment income ...............................................     4.36%    4.67%     4.62%     4.44%     4.75%
Portfolio turnover rate ..............................................    22.80%   38.38%    18.43%    15.21%    14.30%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                     PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.7%
 Belton School District No. 124, GO, Improvement Direct Deposit Program, Refunding, FSA
  Insured, 5.00%, 3/01/21 ........................................................................ $ 2,205,000     $  2,212,916
 Bi-State Development Agency Missouri Illinois Metropolitan District, St. Clair County
  Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ....................................   1,750,000        1,729,683
 Boone County IDA, Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%,
  10/20/22 .......................................................................................   1,520,000        1,599,222
 Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
  5.30%, 5/15/28 .................................................................................   6,875,000        6,816,700
 Cass County COP, FGIC Insured, 5.00%, 4/01/25 ...................................................   2,500,000        2,482,975
 Childrens Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 .................................   2,785,000        2,941,433
 Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 ..............................   2,250,000        2,226,015
 Guam Airport Authority Revenue,
    Series A, 6.50%, 10/01/23 ....................................................................   1,075,000        1,108,680
    Series B, 6.60%, 10/01/10 ....................................................................     500,000          519,330
    Series B, 6.70%, 10/01/23 ....................................................................   4,000,000        4,131,320
 Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured, 6.10%,
  9/20/26 ........................................................................................   1,745,000        1,811,519
 Hickory County School District R-1 Skyline GO, 6.05%, 3/01/20 ...................................   1,100,000        1,191,102
 High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 ...........................   1,000,000        1,022,160
 Howard Bend Levee District Special Tax,
    5.65%, 3/01/13 ...............................................................................   1,000,000        1,045,050
    5.85%, 3/01/19 ...............................................................................   4,000,000        4,123,360
 Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%, 3/01/20 ....   2,000,000        2,038,820
 Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 .............   3,000,000        3,101,910
 Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%, 3/01/20 ....   1,025,000        1,150,593
 Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded, 6.875%,
  9/01/12 ........................................................................................     605,000          678,864
 Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 ..........   3,345,000        3,501,212
 Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal Auditorium and
  Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 .......................................   5,000,000        5,344,150
 Kansas City MAC Revenue,
    Leasehold Improvement, Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 ........   7,790,000        8,346,907
    Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 ......................  10,000,000       10,046,500
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 ................................................................   2,000,000        2,320,740
    Pre-Refunded, 6.40%, 12/01/25 ................................................................   7,000,000        8,151,710
    Refunding, 5.25%, 12/01/14 ...................................................................   1,000,000          957,800
    Refunding, 5.25%, 12/01/26 ...................................................................   1,000,000          918,310
 Lee's Summit IDA, MFHR, Crossroads Apartment Project, Series A, FSA Insured, 6.15%, 10/01/29 ....   2,695,000        2,805,549
 Lee's Summit IDAR, John Knox Village Project,
    6.55%, 8/15/10 ...............................................................................   1,000,000        1,057,170
    6.625%, 8/15/13 ..............................................................................   2,000,000        2,113,160
 Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
  Series A, MBIA Insured, 5.00%, 12/01/30 ........................................................  11,500,000       11,377,985
 Missouri School Board Association COP, Pooled Finance Program,
    Series A-3, BIG Insured, 7.875%, 3/01/06 .....................................................       5,000            5,095
    Series A-5, BIG Insured, 7.375%, 3/01/06 .....................................................      20,000           20,533
 Missouri School Board Association Lease COP, Republic R-3 School District Project, Refunding,
  FSA Insured, 6.00%, 3/01/16 ....................................................................   2,220,000        2,388,964
 Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA
  Insured, 5.50%, 4/01/23 ........................................................................   1,200,000        1,239,744
 Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
  Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 ..................................  10,000,000       10,636,100
 Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St. Louis
  Project, Series A, 5.40%, 9/01/18 ..............................................................   7,420,000        7,611,584
 Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
  Paper Product, 5.20%, 3/15/29 ..................................................................   3,000,000        2,978,430
 Missouri State Environmental Improvement and Energy Resources Authority PCR, National Rural
  Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 .......................   2,100,000        2,258,193
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
    Revolving Fund Program, Series A, 7.00%, 10/01/10 ............................................     940,000          954,683
    Revolving Fund Program, Series A, Prerefunded, 6.55%, 7/01/14 ................................   3,610,000        3,742,920
    Revolving Fund Program, Series B, 7.125%, 12/01/10 ...........................................     390,000          398,724
    Revolving Fund Program, Series B, Prerefunded, 7.20%, 7/01/16 ................................   1,155,000        1,306,952
    State Revolving , Series A, 6.55%, 7/01/14 ...................................................     890,000          920,972
    State Revolving Fund Program, Series B, 6.05%, 7/01/16 .......................................     485,000          518,455
    State Revolving Fund Program, Series B, FSA Insured, Prerefunded, 6.05%, 7/01/16 .............     515,000          569,420

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR, (cont.)
    State Revolving Fund, Series A, 5.75%, 1/01/16 ............................................ $  150,000   $  157,880
    State Revolving Funds Program, Series B, 5.50%, 7/01/21 ...................................  1,440,000    1,503,922
    State Revolving, Series B, 5.80%, 1/01/15 .................................................    125,000      133,141
    State Revolving, Series B, 7.20%, 7/01/16 .................................................    845,000      944,642
 Missouri State GO,
    State Water Pollution Control, Series A, 5.00%, 6/01/26 ...................................  3,785,000    3,787,498
    Stormwater Control, Series A, 5.00%, 6/01/26 ..............................................  1,895,000    1,896,251
 Missouri State HDC,
    MFHR, FHA Insured, 8.50%, 12/01/29 ........................................................     80,000       80,174
    Mortgage Revenue, Series B, GNMA Secured, 6.40%, 12/01/24 .................................  1,795,000    1,832,623
    SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 .............................  1,435,000    1,475,453
    SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 ..............................................  1,290,000    1,345,444
    SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ..............................................  1,160,000    1,204,718
    SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 ..............................................    720,000      735,372
 Missouri State Health and Educational Facilites Authority Health Facilities Revenue, St.
  Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 .......................  4,500,000    4,527,945
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    Maryville University of St. Louis Project, 6.75%, 6/15/30 .................................  4,500,000    4,699,215
    Maryville University of St. Louis Project, 6.50%, 6/15/22 .................................  1,750,000    1,821,278
    Washington University, 5.00%, 11/15/37 .................................................... 11,150,000   10,895,111
    Washington University, Refunding, Series B, 5.00%, 3/01/30 ................................ 15,500,000   15,270,135
    Washington University, Series B, 6.00%, 3/01/30 ........................................... 13,550,000   15,616,782
    Webster University, MBIA Insured, 5.30%, 4/01/27 ..........................................  8,000,000    8,126,320
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Children's Mercy Hospital, 5.30%, 5/15/28 ................................................. 12,420,000   12,297,415
    Freeman Health Systems Project, 5.25%, 2/15/28 ............................................  2,750,000    2,569,215
    Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ....................................  5,000,000    5,107,800
    Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ....................................    700,000      761,306
    Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 ....................................  1,990,000    2,167,070
    Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 ....................................  1,100,000    1,123,672
    Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ...........................  2,745,000    2,895,453
    Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ...............................  4,000,000    4,124,560
    Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ...............................  3,250,000    3,339,440
    Lake of the Ozarks General Hospital, 6.25%, 2/15/11 .......................................    410,000      430,475
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 .........................    840,000      954,416
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 .........................    670,000      768,792
    Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ............................    330,000      340,458
    Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ......................................  1,000,000    1,004,720
    Lutheran Senior Services, Series A, 6.375%, 2/01/27 .......................................  4,000,000    4,089,320
    SSM Health Care, Refunding, Series A, MBIA Insured, 6.25%, 6/01/16 ........................    795,000      818,659
 Missouri State Health and Educational Facilities Revenue, SSM Healthcare System,
  Series A, AMBAC Insured, 5.25%, 6/01/28 ..................................................... 16,385,000   16,525,747
 Missouri State Housing Development Commission Revenue, SF, Homeown Loan C-1, GNMA Secured,
    5.90%, 9/01/25 ............................................................................  8,265,000    8,549,068
    5.95%, 3/01/28 ............................................................................  5,835,000    6,035,141
 Monarch-Chesterfield Levee District, MBIA Insured, 5.75%, 3/01/19 ............................  1,920,000    2,056,243
 Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
  AMBAC Insured, 5.80%, 6/01/15 ...............................................................  1,000,000    1,053,790
 Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured,
  6.00%, 5/15/13 ..............................................................................  5,000,000    5,221,400
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
  Pre-Refunded, 9.00%, 7/01/09 ................................................................     40,000       46,595
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,
  7/01/36 ..................................................................................... 11,750,000   12,174,175
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D, 5.375%, 7/01/36 .................................................................  2,500,000    2,526,450
  (b)5.25%, 7/01/38                 4,500,000    4,503,195
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ............................................................................     50,000       50,205
    7.75%, 7/01/08 ............................................................................    475,000      476,853
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ................ 10,000,000   10,007,700

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ......................... $   265,000 $    265,382
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 .....   2,500,000    2,503,075
 Puerto Rico PBA Revenue Guaranteed, Government Facilities, Series D, 5.125%, 7/01/22 ........   1,000,000    1,000,320
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
    5.25%, 7/01/27 ...........................................................................   3,000,000    3,011,640
    5.375%, 7/01/33 ..........................................................................   3,785,000    3,825,045
 Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ........   1,600,000    1,669,120
 Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 .......................................   1,000,000    1,037,970
 Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 ..........................................................................   3,000,000    2,616,540
    5.70%, 8/15/28 ...........................................................................   5,250,000    4,405,328
 Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational, Series B,
  AMBAC Insured,
    6.125%, 6/01/21 ..........................................................................   3,230,000    3,504,389
    6.15%, 6/01/25 ...........................................................................   3,645,000    3,978,882
 Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 ....   1,500,000    1,601,430
 St. Louis Airport Revenue,
    Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 ......................   4,000,000    3,966,360
    Airport Development Program, Series A, MBIA Insured, 5.25%, 7/01/31 ......................  18,835,000   19,054,993
    Lambert-St. Louis International Airport, Refunding and Improvement, FGIC Insured, 6.125%,
    7/01/15 ..................................................................................      75,000       77,471
 St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14 ...........................................................................   1,000,000    1,016,990
    6.65%, 3/01/20 ...........................................................................   2,750,000    2,902,323
 St. Louis County IDA,
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 .............   1,000,000    1,066,930
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 .............   1,000,000    1,054,200
    Health Facilities Revenue, GNMA Secured, 5.375%, 9/20/31 .................................   3,310,000    3,359,948
    Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.40%, 2/20/31 ........   1,000,000    1,016,250
    Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.50%, 2/20/36 ........  10,460,000   10,761,980
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/19 ........   3,000,000    2,547,870
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/29 ........   3,250,000    2,624,570
    Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ........   1,895,000    2,027,423
    MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ...........................   1,095,000    1,090,062
    MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 .........   1,250,000    1,302,588
 St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ....................   1,500,000    1,309,635
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ............................      20,000       20,111
 St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention and
  Sports Project, Refunding, Series B, 5.75%, 8/15/21 ........................................   5,565,000    5,854,491
 St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
  5.875%, 11/01/26 ...........................................................................   1,100,000    1,139,699
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center Improvement, Series A, AMBAC Insured, 6.00%, 2/15/19 .................   5,370,000    6,062,623
    City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 .............................   1,000,000    1,094,330
    Refunding, Series A, 6.00%, 7/15/13 ......................................................  10,000,000   10,726,000
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ........................     430,000      456,096
 St. Louis Regional Convention and Sports Complex Authority Revenue, Series C,
    7.90%, 8/15/21 ...........................................................................     555,000      572,992
    Pre-Refunded, 7.90%, 8/15/21 .............................................................   4,000,000    4,355,320
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.30%, 5/15/18 ...........................................................................   3,000,000    2,855,670
    5.40%, 5/15/28 ...........................................................................   1,500,000    1,408,050
 University of Missouri Revenues, System Facilities,
    5.80%, 11/01/27 ..........................................................................   1,000,000    1,132,960
    Refunding, Series B, 5.00%, 11/01/27 .....................................................   7,865,000    7,785,955
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ..........................................................................   2,500,000    2,640,975
    5.50%, 10/01/22 ..........................................................................   2,500,000    2,515,150


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding,
    5.50%, 11/15/12 .......................................................................... $ 1,000,000 $    960,090
    5.60%, 11/15/17 ..........................................................................   1,700,000    1,560,072
    5.65%, 11/15/22 ..........................................................................   1,500,000    1,337,145
 West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 .......................   1,250,000    1,321,150
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $444,042,229) .............................................              460,894,444
                                                                                                           ------------
aSHORT TERM INVESTMENTS .8%
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
  Refunding, Hannibal-Lagrange College, Weekly VRDN and Put, 1.45%, 7/01/31 ..................     535,000      535,000
 Missouri State Health and Educational Facilities Authority Revenue, Christian Health Services,
  Series A, Weekly VRDN and Put, 1.15%, 11/01/19 .............................................   1,385,000    1,385,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .........................................   1,700,000    1,700,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,620,000) ..............................................                3,620,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $447,662,229) 99.5% .................................................              464,514,444
 OTHER ASSETS, LESS LIABILITIES .5% ..........................................................                2,293,953
                                                                                                           ------------
 NET ASSETS 100.0% ...........................................................................             $466,808,397
                                                                                                           ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
                                                                                            YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.78   $11.04    $12.16    $12.11    $11.73
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .58      .60       .60       .60       .62
 Net realized and unrealized gains (losses) ..........................       .19      .73     (1.12)      .06       .38
                                                                      --------------------------------------------------
Total from investment operations .....................................       .77     1.33      (.52)      .66      1.00
                                                                      --------------------------------------------------
Less distributions from net investment income ........................      (.59)    (.59)     (.60)     (.61)     (.62)
Net asset value, end of year .........................................    $11.96   $11.78    $11.04    $12.16    $12.11
                                                                      ==================================================

Total return b .......................................................     6.74%   12.38%   (4.37)%     5.54%     8.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $388,400 $342,402  $315,101  $349,419  $297,406
Ratios to average net assets:
 Expenses ............................................................      .69%     .69%      .68%      .70%      .70%
 Net investment income ...............................................     4.89%    5.25%     5.18%     4.95%     5.24%
Portfolio turnover rate ..............................................    10.85%    9.61%    21.07%     5.44%     9.95%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.87   $11.12    $12.24    $12.18    $11.79
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .52      .54       .54       .54       .56
 Net realized and unrealized gains (losses) ..........................       .19      .74     (1.13)      .06       .39
                                                                      --------------------------------------------------
Total from investment operations .....................................       .71     1.28      (.59)      .60       .95
                                                                      --------------------------------------------------
Less distributions from net investment income ........................      (.53)    (.53)     (.53)     (.54)     (.56)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $12.05   $11.87    $11.12    $12.24    $12.18
                                                                      ==================================================

Total return b .......................................................     6.09%   11.79%   (4.88)%     5.02%     8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $57,881  $43,476   $38,577   $38,171   $20,043
Ratios to average net assets:
 Expenses ............................................................     1.24%    1.24%     1.23%     1.25%     1.26%
 Net investment income ...............................................     4.34%    4.70%     4.63%     4.40%     4.69%
Portfolio turnover rate ..............................................    10.85%    9.61%    21.07%     5.44%     9.95%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                  PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%
 Appalachian State University Revenue, Teachers College Utility System,
    MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ............................................... $ 1,075,000  $ 1,186,015
    Refunding, MBIA Insured, 5.00%, 5/15/24 ..................................................   3,000,000    2,999,790
 Asheville Water System Revenue,
    FGIC Insured, 5.70%, 8/01/25 .............................................................   4,000,000    4,196,320
    FSA Insured, 5.00%, 8/01/25 ..............................................................   1,000,000      997,220
 Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 .............   1,000,000    1,025,650
 Buncombe County Metropolitan Sewer District Sewer System Revenue,
    FSA Insured, 5.00%, 7/01/29 ..............................................................   5,000,000    4,962,800
    MBIA Insured, 5.00%, 7/01/26 .............................................................   1,000,000      998,530
    Series B, Pre-Refunded, 6.75%, 7/01/16 ...................................................      10,000       10,374
 Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 .........   5,115,000    5,202,415
 Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
    7/01/24 ..................................................................................   4,000,000    4,288,080
    7/01/28 ..................................................................................   6,300,000    6,745,725
 Charlotte COP, Convention Facility Project, 5.625%, 12/01/25 ................................   7,230,000    7,551,735
 Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 ................................   1,000,000      995,840
 Charlotte Water and Sewer GO, 5.00%, 2/01/21 ................................................   4,000,000    4,048,760
 Charlotte Water and Sewer System Revenue,
    5.25%, 6/01/24 ...........................................................................   3,000,000    3,061,380
    5.25%, 6/01/25 ...........................................................................   3,950,000    4,022,048
    5.125%, 6/01/26 ..........................................................................   6,000,000    6,044,700
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 ...........................................................................   3,465,000    3,680,592
    Carolinas Healthcare System, Refunding, Series A, 5.00%, 1/15/31 .........................   5,000,000    4,851,100
    Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ...................................   8,000,000    7,857,680
 Coastal Solid Waste Disposal System Authority Revenue, Regional Solid Waste Management,
  Pre-Refunded, 6.50%, 6/01/08 ...............................................................   3,100,000    3,200,037
 Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
  Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 ....................................   1,450,000    1,482,480
 Concord COP, Series B, MBIA Insured,
    5.75%, 6/01/16 ...........................................................................   1,475,000    1,580,404
    6.125%, 6/01/21 ..........................................................................   2,180,000    2,383,132
 Cumberland County COP, Civic Center Project,
    Refunding, AMBAC Insured, 5.00%, 12/01/18 ................................................   3,000,000    3,042,210
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ...................................   3,500,000    3,956,435
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ...................................   3,765,000    4,255,994
 Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental
  Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 .........................................   5,000,000    5,556,850
 Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
  Refunding, 5.25%, 10/01/29 .................................................................   5,250,000    4,986,135
 Dare County COP, AMBAC Insured, 5.125%, 6/01/21 .............................................     650,000      660,790
 Duplin County COP, Social Service Administrative Building, Solid Waste Project, FGIC Insured,
  6.75%, 9/01/12 .............................................................................   2,000,000    2,043,860
 Fayetteville Public Works Commission Revenue, Series A, FSA Insured, 6.00%, 3/01/16 .........   2,000,000    2,040,000
 Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ..........................................   1,250,000    1,246,500
 Gastonia Combined Utilities System Revenue,
    FSA Insured, 5.00%, 5/01/25 ..............................................................   1,000,000      997,210
    MBIA Insured, 5.625%, 5/01/19 ............................................................   1,000,000    1,064,290
 Greensboro Enterprise System Revenue, Series A, 5.125%, 6/01/22 .............................     350,000      354,004
 Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 .........   1,320,000    1,354,822
 Greensboro North Carolina Enterprise Systems Revenue, Series A, 5.125%, 6/01/21 .............     390,000      395,402
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 ......................   1,000,000    1,048,380
 Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
    5.45%, 11/01/33 ..........................................................................   4,000,000    3,808,920
    Refunding, 6.45%, 11/01/29 ...............................................................   3,900,000    4,084,665
 Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
  International Project, 6.25%, 9/01/25 ......................................................   2,000,000    2,038,960
 Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 ........   1,000,000    1,005,880
 Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%, 12/01/18  3,155,000    3,295,745


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Martin County Industrial Facilities and PCFA Revenue,
    Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 .................. $ 3,000,000  $ 3,090,330
    Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ...................................   2,000,000    1,970,280
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ...................................   5,400,000    5,458,698
 Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 .......................   1,000,000    1,045,150
 New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 .........   5,000,000    4,993,200
 New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 ........   1,000,000    1,021,790
 North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Meredith
  College, AMBAC Insured,
    5.00%, 6/01/31 ...........................................................................     750,000      738,608
    4.875%, 6/01/24 ..........................................................................   1,000,000      981,940
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 5.75%, 1/01/26 ......................................................  10,000,000    9,909,400
    Refunding, Series A, 6.50%, 1/01/17 ......................................................   9,000,000    9,231,030
    Refunding, Series A, 6.50%, 1/01/18 ......................................................   3,000,000    3,361,440
    Refunding, Series D, 6.75%, 1/01/26 ......................................................   5,000,000    5,398,700
    Series B, MBIA Insured, 5.875%, 1/01/21 ..................................................   5,000,000    5,334,900
 North Carolina HFA,
    MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ........................   2,500,000    2,575,000
    MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ...................................   2,780,000    2,887,530
    MF, Refunding, Series J, 5.45%, 7/01/17 ..................................................   2,175,000    2,246,775
    MFR, Refunding, Series B, 6.90%, 7/01/24 .................................................   2,925,000    3,000,787
    Refunding, Series F, 6.70%, 1/01/27 ......................................................   4,855,000    5,204,220
    SF, Refunding, Series DD, 6.20%, 9/01/27 .................................................   2,430,000    2,493,739
    SF, Series JJ, 6.45%, 9/01/27 ............................................................   3,970,000    4,119,272
    SFR, Refunding, Series S, 6.95%, 3/01/17 .................................................     925,000      925,000
    SFR, Series AA, 6.25%, 3/01/17 ...........................................................     765,000      796,832
    SFR, Series RR, 5.85%, 9/01/28 ...........................................................   3,500,000    3,584,525
    SFR, Series X, 6.65%, 9/01/19 ............................................................   1,485,000    1,547,118
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ................   1,000,000    1,006,890
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ................   5,500,000    5,426,520
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 ....................     630,000      644,660
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 ....................   1,220,000    1,231,566
    Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 ..........................................   4,205,000    4,114,593
 North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
  Series C, AMBAC Insured, 5.00%, 11/15/18 ...................................................   2,500,000    2,517,350
 North Carolina Medical Care Commission Hospital Revenue,
    Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 ..........................   1,940,000    2,101,738
    Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 .........................   1,920,000    2,026,541
    Halifax Memorial Hospital Project, Pre-Refunded, 6.75%, 8/15/24 ..........................   3,500,000    3,653,825
    Halifax Regional Medical Center Project, 5.00%, 8/15/18 ..................................   1,500,000    1,344,015
    Halifax Regional Medical Center Project, 5.00%, 8/15/24 ..................................   2,800,000    2,433,788
    High Point Regional Health System, AMBAC Insured, 5.00%, 10/01/29 ........................   1,500,000    1,462,695
    Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ...............   5,000,000    4,981,800
    North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 ............   4,830,000    4,939,544
    Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 .................................   1,580,000    1,631,255
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ....................................   2,780,000    2,815,389
    Southeastern Regional Medical Center, 6.25%, 6/01/29 .....................................   4,000,000    4,179,280
    Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 .................   1,090,000      992,303
    Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ......................  10,825,000   10,989,215
    Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 .............   5,000,000    5,214,400
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    Refunding, 6.25%, 1/01/17 ................................................................   6,820,000    6,999,707
    Series A, MBIA Insured, 5.00%, 1/01/20 ...................................................   2,000,000    2,012,720
 North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan,
  sub. lien,
    Series A, 6.05%, 7/01/10 .................................................................   3,310,000    3,498,240
    Series A, 6.30%, 7/01/15 .................................................................   1,500,000    1,578,675
    Series C, 6.35%, 7/01/16 .................................................................   4,500,000    4,762,530


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 .............. $ 2,000,000  $ 2,181,860
 Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured, 6.00%,
  7/01/24 ....................................................................................   5,745,000    6,195,465
 Pitt County COP,
    FGIC Insured, 6.00%, 4/01/12 .............................................................     750,000      767,190
    MBIA Insured, 5.85%, 4/01/17 .............................................................   5,055,000    5,509,343
    School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 .........................   1,670,000    1,694,733
    School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 .........................   1,000,000    1,042,930
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 .............................................................   8,050,000    8,987,664
    Public Improvement, Series A, 5.125%, 7/01/31 ............................................   5,000,000    4,928,700
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 ...................................................   2,000,000    1,989,900
    Series D, 5.375%, 7/01/36 ................................................................   5,000,000    5,052,900
   (b)Series D, 5.25%, 7/01/38 ...............................................................   3,000,000    3,002,130
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08 ...........................................................................     100,000      100,390
    7.50%, 7/01/09 ...........................................................................      25,000       25,090
    AMBAC Insured, 5.00%, 7/01/28 ............................................................  10,000,000    9,984,800
 Puerto Rico Electric Power Authority Power Revenue,
    Series II, 5.25%, 7/01/31 ................................................................   6,000,000    6,004,620
    Series T, Pre-Refunded, 6.375%, 7/01/24 ..................................................   1,000,000    1,119,560
 Puerto Rico Electric Power Authority Revenue, Series X, Pre-Refunded, 6.125%, 7/01/21 .......   4,000,000    4,544,040
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .........................     335,000      335,482
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 .......   5,000,000    5,052,900
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%, 8/01/25  5,000,000    5,166,650
 Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 ..........   1,375,000    1,398,801
 Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/25 ...   6,480,000    6,470,669
 Raleigh Durham Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 .....................   8,000,000    7,938,320
 Randolph County COP, FSA Insured, 5.75%, 6/01/22 ............................................   5,500,000    5,847,820
 Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project,
  Refunding, 6.40%, 12/01/06 .................................................................   1,750,000    1,972,985
 Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 ..............   1,850,000    2,023,530
 Stokes County COP, MBIA Insured, 7.00%, 3/01/06 .............................................   1,000,000    1,039,710
 University of Greensboro Revenue, Housing and Dining System, Series G, MBIA Insured,
  6.00%, 4/01/26 .............................................................................   2,040,000    2,217,480
 University of North Carolina Greensboro Revenue, Series A, FSA Insured, 5.00%, 4/01/26 ......   4,940,000    4,919,252
 University of North Carolina Revenue, Series A, 5.00%, 12/01/25 .............................   4,000,000    3,983,160
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ..........................................................................   2,000,000    2,049,320
    5.625%, 10/01/25 .........................................................................   1,575,000    1,602,232
 Wake County Industrial Facilities and PCFA Revenue,
                                                 Carolina Power and Light Co., 6.90%, 4/01/09   10,000,000   10,150,000
    Carolina Power and Light Company Project, Refunding, 5.375%, 2/01/17 .....................   8,000,000    8,101,440
 Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ...............   1,000,000    1,036,360
 Winston-Salem SFMR, 8.00%, 9/01/07 ..........................................................     170,000      172,154
 Winston-Salem Water and Sewer System Revenue,
    Refunding, 5.125%, 6/01/20 ...............................................................   2,500,000    2,538,625
    Refunding, 5.125%, 6/01/28 ...............................................................   2,000,000    2,010,120
    Series B, 5.70%, 6/01/17 .................................................................   2,250,000    2,499,141
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $419,312,937)                                                            436,742,828
                                                                                                           ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.4%
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B, Weekly VRDN and
  Put, 1.15%, 1/15/26 ......................................................................... $ 1,700,000 $  1,700,000
 North Carolina Medical Care Commission Health Care Facilities Revenue, The Givens Estates Inc.
  Project, Daily VRDN and Put, 1.30%, 12/01/26 ................................................     200,000      200,000
 North Carolina Medical Care Commission Hospital Revenue, Angel Medical Center Inc. Project,
  Weekly VRDN and Put, 1.20%, 10/01/16 ........................................................     345,000      345,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put, .95%, 12/01/15 ................................................................   1,800,000    1,800,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ..........................................   2,450,000    2,450,000
                                                                                                            ------------
 TOTAL SHORT TERM INVESTMENTS (COST $6,495,000) ...............................................                6,495,000
                                                                                                            ------------
 TOTAL INVESTMENTS (COST $425,807,937) 99.3% ..................................................              443,237,828
 OTHER ASSETS, LESS LIABILITIES .7% ...........................................................                3,043,402
                                                                                                            ------------
 NET ASSETS 100.0% ............................................................................             $446,281,230
                                                                                                            ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN TEXAS TAX-FREE INCOME FUND
                                                                                            YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $10.60   $10.22    $11.42    $11.68    $11.37
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment incomea ..............................................       .54      .58       .58       .60       .62
 Net realized and unrealized gains (losses) ..........................      (.09)     .37     (1.16)     (.05)      .36
                                                                      --------------------------------------------------
Total from investment operations .....................................       .45      .95      (.58)      .55       .98
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.55)    (.57)     (.58)     (.60)     (.64)
 Net realized gains ..................................................        --       --      (.04)     (.21)     (.03)
                                                                      --------------------------------------------------
Total distributions ..................................................      (.55)    (.57)     (.62)     (.81)     (.67)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $10.50   $10.60    $10.22    $11.42    $11.68
                                                                      ==================================================

Total return b .......................................................     4.30%    9.53%   (5.21)%     4.86%     8.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $104,617 $103,010  $104,433  $127,739  $130,578
Ratios to average net assets:
 Expenses ............................................................      .82%     .81%      .78%      .77%      .76%
 Net investment income ...............................................     5.15%    5.53%     5.35%     5.17%     5.44%
Portfolio turnover rate ..............................................    30.75%   14.02%    20.93%    25.26%    34.52%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $10.75   $10.36    $11.57    $11.81    $11.49
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .49      .53       .53       .53       .58
 Net realized and unrealized gains (losses) ..........................      (.09)     .37     (1.18)     (.03)      .35
                                                                      --------------------------------------------------
Total from investment operations .....................................       .40      .90      (.65)      .50       .93
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.49)    (.51)     (.52)     (.53)     (.58)
 Net realized gains ..................................................        --       --      (.04)     (.21)     (.03)
                                                                      --------------------------------------------------
Total distributions ..................................................      (.49)    (.51)     (.56)     (.74)     (.61)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $10.66   $10.75    $10.36    $11.57    $11.81
                                                                      ==================================================

Total return b .......................................................     3.75%    8.90%   (5.77)%     4.40%     8.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................    $4,441   $4,486    $4,650    $5,229    $2,076
Ratios to average net assets:
 Expenses ............................................................     1.37%    1.36%     1.34%     1.33%     1.33%
 Net investment income ...............................................     4.59%    4.97%     4.79%     4.61%     4.79%
Portfolio turnover rate ..............................................    30.75%   14.02%    20.93%    25.26%    34.52%




a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                   PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.0%
 Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project, 7.00%,
  12/01/11 ...................................................................................... $2,250,000 $  2,045,655
 Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured, 5.25%, 5/15/31 ...  1,000,000    1,003,540
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
  Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ..................................................  3,000,000    3,271,740
 Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 .........................................     65,000       65,995
 Bexar County HFC, MFHR, Honey Creek Apartments Project, Series A, MBIA Insured,
    6.125%, 4/01/20 .............................................................................  1,000,000    1,053,330
    6.20%, 4/01/30 ..............................................................................  2,845,000    2,965,998
 Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured,
  6.35%, 5/01/25 ................................................................................  1,890,000    2,078,584
 Brazos Higher Education Authority Revenue, Student Loan Inc., Refunding, Series A-2, 6.80%,
  12/01/04 ......................................................................................    825,000      880,102
 Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ................................................  2,005,000    2,032,649
 Cameron County HFC Revenue, Collateralized Mortgage Obligation, Refunding, Series B,
  FGIC Insured, 7.85%, 3/01/24 ..................................................................     70,000       71,070
 Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ........................................  1,000,000    1,021,630
 Castleberry ISD, Refunding, 6.00%, 8/15/25 .....................................................    175,000      187,353
 Comal County Health Facilities Development Corp. Revenue, McKenna Memorial Hospital, Refunding,
  FHA Insured, 7.375%, 1/15/21 ..................................................................  1,360,000    1,389,607
 Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 ....................    415,000      423,528
 Dallas Area Rapid Transportation, senior lien, AMBAC Insured, 5.00%, 12/01/26 ..................  2,000,000    1,955,420
 Dallas Housing Corp. Capital Projects Revenue, Section 8, Assisted Projects, Refunding, 7.70%,
  8/01/05 .......................................................................................    415,000      419,092
 Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue, Delta Airlines
  Inc., 7.625%, 11/01/21 ........................................................................  2,000,000    2,004,140
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ..........................  4,235,000    3,771,310
 Duncanville ISD, GO, Refunding, Series B, 5.25%, 2/15/32 .......................................  5,000,000    5,019,050
 Edcouch Elsa ISD, GO, 5.50%, 2/15/30 ...........................................................  2,000,000    2,056,920
 Fort Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11 ......................................    355,000      366,136
 Gulf Coast Waste Disposal Authority Revenue,
    Champion International Corp., Series A, 6.875%, 12/01/28 ....................................  1,000,000    1,024,100
    Valero Energy Corp. Project, 5.70%, 4/01/32 .................................................  3,000,000    2,887,290
 Harlingen Construction ISD, GO, 5.00%, 8/15/26 .................................................  1,000,000      976,530
 Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured, 5.25%,
  11/15/30 ......................................................................................  2,000,000    2,007,380
 Hidalgo County GO, Certificates Obligation, FSA Insured, 5.25%, 8/15/21 ........................  2,500,000    2,542,750
 Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 ...............  2,000,000    2,046,740
 Keller ISD, GO, Refunding, 5.375%, 8/15/25 .....................................................  1,500,000    1,527,975
 Laredo ISD, GO, 5.25%, 8/01/24 .................................................................  4,000,000    4,033,960
 Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 .....................  2,000,000    2,047,200
 Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ....................  2,130,000    2,255,414
 Lower Colorado River Authority Revenue, Refunding and Improvement, Series A, MBIA Insured,
  5.00%, 5/15/26 ................................................................................  2,500,000    2,444,900
 Mesquite Health Facilities Development Corp. Revenue, Retirement Facility, Christian Care
  Centers Inc., Refunding, Series A, 6.40%,
    2/15/16 .....................................................................................  1,000,000    1,006,320
    2/15/20 .....................................................................................  2,000,000    1,993,560
 Montgomery County Texas GO, Library, Refunding, FGIC Insured, 6.75%,
    9/01/10 .....................................................................................    495,000      506,697
    9/01/11 .....................................................................................    530,000      542,524
 Northside ISD, GO, Refunding, 5.00%, 2/15/26 ...................................................  2,500,000    2,441,925
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
  5.60%, 1/01/27 ................................................................................  6,000,000    1,920,000
 Onalaska ISD, GO, 5.375%, 2/15/32 ..............................................................  2,840,000    2,862,748
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 ...  2,000,000    1,926,540
 Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
  Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ..........................  7,000,000    7,610,050
 Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ............  2,500,000    2,641,750
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%,
  4/01/18 .......................................................................................  5,000,000    5,479,850
 San Antonio ISD, Building, Series A, 5.00%, 8/15/26 ............................................  5,000,000    4,882,650
 Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
  Health, FGIC Insured, ETM, 6.00%, 9/01/24 .....................................................  4,000,000    4,530,560
 Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers, Series C,
  5.75%,
    8/15/18 .....................................................................................  1,570,000    1,388,382
    8/15/28 .....................................................................................  3,900,000    3,295,773
 Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
  10/01/20 ......................................................................................    500,000      623,680
 Texas State Department of Housing and Community Affairs HMR, Refunding, Series A, GNMA Secured,
  6.95%, 7/01/23 ................................................................................  1,375,000    1,406,763
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .................  1,000,000    1,033,500
 Texas State Higher Education Coordinating Board College Student Loan Revenue, senior lien,
  7.70%, 10/01/25 ...............................................................................    185,000      187,964


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                 AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
University of Texas University Revenues, Financing System, Refunding, Series A, 5.70%, 8/15/20 ...$1,000,000 $  1,053,830
 Waco Health Facilities Development Corp. Hospital Revenue, Hillcrest Baptist Medical Center
 Project, MBIA Insured, 7.125%, 9/01/14 ..........................................................   500,000      506,500
 Wylie ISD, GO,
    Pre-Refunded, 7.00%, 8/15/24 .................................................................   210,000      259,143
    Pre-Refunded, 7.00%, 8/15/24 .................................................................   450,000      555,305
    Refunding, 7.00%, 8/15/24 ....................................................................   340,000      398,228
                                                                                                             ------------
 TOTAL LONG TERM INVESTMENTS (COST $107,931,735) .................................................            106,931,330
                                                                                                             ------------
aSHORT TERM INVESTMENTS .9%
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
  Put, .95%, 12/01/15 ............................................................................   300,000      300,000
 Brazos River Harbor Naval District, Brazoria County Revenue, Dow Chemical Company Project,
  Refunding, Series A, Daily VRDN and Put, 1.65%, 8/01/22 ........................................   600,000      600,000
                                                                                                             ------------
 TOTAL SHORT TERM INVESTMENTS (COST $900,000) ....................................................                900,000
                                                                                                             ------------
 TOTAL INVESTMENTS (COST $108,831,735) 98.9% .....................................................            107,831,330
 OTHER ASSETS, LESS LIABILITIES 1.1% .............................................................              1,227,277
                                                                                                             ------------
 NET ASSETS 100.0% ...............................................................................           $109,058,607
                                                                                                             ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                                                      YEAR ENDED FEBRUARY 28,
                                                                        -------------------------------------------------
CLASS A                                                                    2002     2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.45    $10.79  $11.88    $11.88    $11.65
                                                                        -------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .56       .59       .59       .60       .62
 Net realized and unrealized gains (losses) ..........................       .08       .65        (1.09)   .03       .35
                                                                        -------------------------------------------------
Total from investment operations .....................................       .64      1.24   (.50)      .63       .97
                                                                        -------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.57)     (.58)     (.59)     (.60)     (.64)
 Net realized gains ..................................................        --        --        --      (.03)     (.10)
                                                                        -------------------------------------------------
Total distributions ..................................................      (.57)     (.58)     (.59)     (.63)     (.74)
                                                                        -------------------------------------------------
Net asset value, end of year .........................................    $11.52    $11.45    $10.79    $11.88    $11.88
                                                                        =================================================

Total return b .......................................................     5.73%    11.80%    (4.31)%    5.40%     8.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $395,579  $356,599  $327,235  $379,670  $332,199
Ratios to average net assets:
 Expenses ............................................................      .69%      .70%      .68%      .68%      .69%
 Net investment income ...............................................     4.88%     5.27%     5.19%     4.98%     5.29%
Portfolio turnover rate ..............................................    15.36%     8.89%    22.53%     8.90%    12.90%

CLASS C
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.53    $10.86    $11.95    $11.95    $11.71
                                                                        -------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .50       .53       .53       .53       .57
 Net realized and unrealized gains (losses) ..........................       .09       .66     (1.09)      .03       .34
                                                                        -------------------------------------------------
Total from investment operations .....................................       .59      1.19      (.56)      .56       .91
Less distributions from:
 Net investment income ...............................................      (.50)     (.52)     (.53)     (.53)     (.57)
 Net realized gains ..................................................        --        --        --      (.03)     (.10)
                                                                        -------------------------------------------------
Total distributions ..................................................      (.50)     (.52)     (.53)     (.56)     (.67)
                                                                        -------------------------------------------------
Net asset value, end of year .........................................    $11.62    $11.53    $10.86    $11.95    $11.95
                                                                        =================================================

Total return b .......................................................     5.28%    11.23%   (4.82)%     4.78%     7.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $33,992   $24,766   $21,454   $22,796   $13,186
Ratios to average net assets:
 Expenses ............................................................     1.24%     1.24%     1.23%     1.24%     1.25%
 Net investment income ...............................................     4.34%     4.72%     4.64%     4.42%     4.72%
Portfolio turnover rate ..............................................    15.36%     8.89%    22.53%     8.90%    12.90%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002


                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
 Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital,
    Refunding, 5.375%, 7/01/28 ............................................................... $ 5,000,000  $ 4,920,000
 Albermarle County IDAR,
    Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ...................................   5,000,000    5,164,400
    University of Virginia Health Services Foundation, Pre-Refunded, 6.50%, 10/01/22 .........   1,125,000    1,180,226
 Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ......   2,500,000    2,616,225
 Augusta County Service Authority Water and Sewer Revenue, MBIA Insured, 5.00%, 11/01/24 .....   2,250,000    2,251,260
    6.30%, 12/01/25 ..........................................................................   2,000,000    1,903,040
    5.60%, 12/01/25 ..........................................................................   7,650,000    6,583,131
    Series A, 6.55%, 12/01/25 ................................................................   5,000,000    4,887,600
 Bristol GO, Public Improvement, Refunding, FSA Insured, 5.00%, 11/01/22 .....................   1,005,000    1,007,744
 Bristol Utility System Revenue, Refunding, FSA Insured, 5.00%, 7/15/21 ......................   1,245,000    1,257,836
 Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project,
    MBIA Insured, 6.00%, 6/01/12 .............................................................   3,940,000    4,303,701
 Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
    7/15/19 ..................................................................................   3,250,000    3,326,928
    7/15/32 ..................................................................................   8,000,000    7,958,960
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ......   5,000,000    5,237,250
 Danville IDA,
    Hospital Revenue, Danville Regional Medical Center, FGIC Insured,
    Pre-Refunded, 6.50%, 10/01/24 ............................................................   5,000,000    5,584,650
    Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 ....................     500,000      514,970
 Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 .....   8,000,000    8,188,720
 Fairfax County IDAR, Health Care,
    Inova Health System Project, 6.00%, 8/15/26 ..............................................   5,000,000    5,188,800
    Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 .........................   5,000,000    4,911,800
    Inova Health, Refunding, Series A, 5.00%, 8/15/18 ........................................   2,100,000    2,115,855
 Fairfax County Redevelopment and Housing Authority MFHR,
    Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ....................................   4,700,000    4,914,978
    Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 .....................   1,000,000    1,059,300
    Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 ....................   1,000,000    1,046,640
 Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 .................................   5,000,000    5,345,350
 Fairfax County Water Authority Revenue, Refunding, 5.00%, 4/01/29 ...........................   1,000,000      991,170
 Frederick County IDA, Lease Revenue, Government Complex Facilities Project,
    MBIA Insured, 6.50%, 12/01/09 ............................................................   2,040,000    2,311,442
 Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation,
    Refunding, AMBAC Insured, 5.25%, 6/15/23 .................................................  10,000,000   10,125,800
 Gloucester County IDA, Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 .....   1,715,000    1,787,922
 Greater Richmond Convention Center Authority Hotel Tax Revenue,
    Convention Center Expansion Project,
    6.125%, 6/15/29 ..........................................................................   8,000,000    8,639,440
    6.25%, 6/15/32 ...........................................................................   8,175,000    8,891,130
 Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ....................................................     830,000      861,855
    Series A, 6.50%, 10/01/23 ................................................................   1,000,000    1,031,330
 Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative Project,
    6.50%, 12/01/12 ..........................................................................   3,000,000    3,099,810
 Hampton Redevelopment and Housing Authority Senior Living Association Revenue,
    Refunding, Series A, GNMA Secured, 6.00%, 1/20/26 ........................................   1,060,000    1,105,315
 Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A,
    MBIA Insured, 5.00%, 7/01/28 .............................................................  10,000,000    9,955,800
 Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 .................   4,175,000    4,227,605
 Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ...............................................   1,000,000    1,070,240
 Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc.,
    Series A, 5.875%, 3/01/17 ................................................................   1,000,000      948,940
 Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry,
    Refunding, 6.00%, 1/01/27 ................................................................   1,250,000    1,291,563
 Isle Wight County IDA, Environmental Improvement Revenue, International Paper
    Company Project, Series A, 6.60%, 5/01/24 ................................................   2,000,000    2,103,180
 Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 ...........   4,155,000    4,216,785
 Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 .................   3,750,000    3,791,925
 Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%, 6/01/26 ..   3,000,000    3,140,100
 Loudoun County Sanitation Authority Water and Sewer Revenue,
    Refunding, FGIC Insured, 5.125%, 1/01/26 .................................................   3,795,000    3,817,504
    Refunding, FGIC Insured, 5.125%, 1/01/30 .................................................   5,250,000    5,272,103
    Series 96, FGIC Insured, 5.25%, 1/01/26 ..................................................   6,500,000    6,592,495
    Series 96, FGIC Insured, 5.25%, 1/01/30 ..................................................   1,000,000    1,009,620

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)


                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ......  $8,000,000   $8,004,480
 Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III, Refunding,
    Series A, GNMA Secured, 6.20%, 7/20/27 ...................................................   1,000,000    1,047,380
 Metropolitan Washington D.C. Airports Authority General Airport Revenue,
    Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 .......................................   5,000,000    4,873,050
    Series A, 5.375%, 10/01/23 ...............................................................   3,000,000    3,021,180
    Series B, 5.75%, 10/01/20 ................................................................   6,000,000    6,196,560
 Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
    5.875%, 8/01/21 ..........................................................................   1,420,000    1,539,678
    6.10%, 8/01/26 ...........................................................................   1,725,000    1,887,564
 Montgomery County IDA, Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 ...............   1,000,000    1,047,690
 Newport News GO, 4.75%, 8/15/20 .............................................................   3,905,000    3,852,946
 Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A,
    GNMA Secured, 6.25%, 8/01/36 .............................................................   2,965,000    3,131,781
 Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A,
    GNMA Secured, 5.85%, 12/20/30 ............................................................   4,060,000    4,208,515
 Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ..................   1,440,000    1,423,728
 Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 .......   3,000,000    3,023,790
 Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 ................................   2,000,000    2,074,100
 Norfolk Water Revenue,
    MBIA Insured, 5.90%, 11/01/25 ............................................................   5,000,000    5,377,950
    Refunding, FGIC Insured, 4.75%, 11/01/20 .................................................   1,250,000    1,227,163
 Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project,
    Refunding, 7.375%, 6/01/20 ...............................................................   5,480,000    5,623,192
 Peninsula Ports Authority Health System Revenue, Riverside Health System Project,
    Series A, Pre-Refunded, 6.625%, 7/01/18 ..................................................   6,000,000    6,221,700
 Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
    Refunding, FHA Insured, 8.70%, 8/01/23 ...................................................      50,000       61,270
 Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
    6.00%, 12/01/33 ..........................................................................   2,340,000    2,420,075
 Prince William County Service Authority Water and Sewer Systems Revenue,
    FGIC Insured, 5.50%, 7/01/29 .............................................................   5,000,000    5,191,650
 Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.125%, 7/01/31 ..................   5,000,000    4,928,700
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
    5.50%, 7/01/36 ...........................................................................   4,500,000    4,662,450
    Pre-Refunded, 6.00%, 7/01/22 .............................................................   2,000,000    2,295,060
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D,
    5.375%, 7/01/36 ..........................................................................   5,000,000    5,052,900
    5.25%, 7/01/38 ...........................................................................   3,000,000    3,002,130
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...........................................................................     100,000      100,410
    7.75%, 7/01/08 ...........................................................................     350,000      351,365
    AMBAC Insured, 5.00%, 7/01/28 ............................................................   5,000,000    4,992,400
 Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29 ..   5,910,000    6,009,761
 Puerto Rico Electric Power Authority Revenue, Refunding, Series Z, 5.25%, 7/01/21 ...........   1,500,000    1,508,055
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...............................................   1,810,000    1,812,606
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ...................      20,000       23,782
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 .......   5,000,000    5,052,900
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    5.70%, 8/01/25 ...........................................................................   1,000,000    1,033,330
 Richmond GO,
    FGIC Insured, 5.00%, 7/15/19 .............................................................   3,690,000    3,728,450
    Refunding and Improvement, Series A, FSA Insured, 5.125%, 1/15/24 ........................   2,000,000    2,019,020
 Richmond IDA, Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 ....   3,400,000    3,471,842
 Richmond Metropolitan Authority Expressway Revenue,
    Refunding, Series B, FGIC Insured, 6.25%, 7/15/22 ........................................   4,030,000    4,173,146
    Series A, FGIC Insured, Pre-Refunded, 6.375%, 7/15/16 ....................................   1,500,000    1,557,435
    Series B, FGIC Insured, Pre-Refunded, 6.25%, 7/15/22 .....................................     970,000    1,006,715
 Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured,
    5.00%, 8/01/22 ...........................................................................   2,000,000    2,008,840
 Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
    5.25%, 6/01/22 ...........................................................................   6,500,000    6,609,005
    5.40%, 6/01/27 ...........................................................................   6,800,000    6,971,224
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 .................................................................................   1,500,000    1,566,060
    10/01/18 .................................................................................   1,500,000    1,536,990

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)


                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ...................................... $ 1,865,000 $  1,905,582
 Virginia College Building Authority Educational Facilities Revenue GO,
    Regent University Project, MBIA Insured, 5.125%, 10/01/21 ................................   5,000,000    5,077,300
 Virginia College Building Authority Educational Facilities Revenue,
    21st Century College Program, 5.00%, 2/01/21 .............................................   1,375,000    1,382,411
    Hampton University Project, 6.00%, 4/01/20 ...............................................   1,500,000    1,626,315
    Marymount University Project, Pre-Refunded, 7.00%, 7/01/22 ...............................   1,750,000    1,816,483
    Washington and Lee University, 5.75%, 1/01/19 ............................................      50,000       52,632
 Virginia College Building Authority Virginia Educational Facilities Revenue GO,
    Regent University Project, MBIA Insured, 5.125%, 10/01/31 ................................   3,000,000    3,016,800
 Virginia Commonwealth Transportation Board Transportation Revenue,
    U.S. Route 58 Corridor Development Program, Series B, 5.00%, 5/15/24 .....................   2,000,000    1,999,860
 Virginia State Commonwealth Transportation Board Transportation Revenue,
    US Route 58 Corridor Development Project, Series B, 5.00%, 5/15/26 .......................  10,000,000    9,957,500
 Virginia State HDA Commonwealth Mortgage Revenue, Series J, Sub
    Series J-1, MBIA Insured, 5.20%, 7/01/19 .................................................   5,000,000    5,062,250
 Virginia State HDA,
    Commonwealth Mortgage, Series A, Sub Series A-1, 8.10%, 1/01/17 ..........................       5,000        5,019
    Commonwealth Mortgage, Series B, Sub Series B-3, 7.375%, 7/01/17 .........................      45,000       45,125
    Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 ..........................   2,000,000    2,096,060
    Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 ..........................     400,000      414,784
    Commonwealth Mortgage, Series D, Sub Series D-2, 7.35%, 7/01/17 ..........................     155,000      155,076
    MFH, Series C, 5.30%, 11/01/16 ...........................................................   1,000,000    1,024,330
    MFH, Series F, 7.10%, 5/01/13 ............................................................   8,460,000    8,570,826
    MFH, Series H, 5.55%, 5/01/15 ............................................................   1,000,000    1,039,860
    Rental Housing, Series J, 5.80%, 2/01/19 .................................................   2,000,000    2,083,440
    Rental Housing, Series L, 5.75%, 2/01/15 .................................................   1,000,000    1,057,790
    SFHR, Series B, Subseries B-1, 5.95%, 7/01/18 ............................................   2,000,000    2,109,800
 Virginia State Public School Authority GO, School Financing, Series A, 5.00%,
    8/01/20 ..................................................................................   3,000,000    3,015,420
    8/01/21 ..................................................................................   4,000,000    4,006,720
 Virginia State Public School Authority Revenue, School Financing, Series C, 5.00%,
    8/01/22 ..................................................................................   2,000,000    2,001,620
    8/01/26 ..................................................................................  10,925,000   10,818,044
 Virginia State Resource Authority Airport Revenue, Revolving Fund,
    Series A, 5.00%, 8/01/27 .................................................................   3,000,000    2,940,660
 Virginia State Resources Authority Water and Sewer System Revenue,
    Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ......................................      45,000       47,007
    Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ......................................      10,000       10,568
    Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ....................................   1,610,000    1,661,568
 Virginia State Resources Authority Water System Revenue, Refunding,
    Series A, 6.125%, 4/01/19 ................................................................   1,000,000    1,003,490
 Virginia State Transportation Board Transportation Contract Revenue,
    U.S. Route 28 Project, Refunding, 6.50%, 4/01/18 .........................................   9,000,000    9,208,800
 Washington County IDA,
    College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 .............   3,295,000    3,354,837
    Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital,
    Pre-Refunded, 7.00%, 7/01/22 .............................................................   3,000,000    3,114,450
 West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project,
    Refunding, Series B, 6.25%, 3/01/19 ......................................................   3,300,000    2,977,557
 Winchester IDA, Educational Facilities Revenue, First Mortgage,
    Shenandoah University Project, Asset Guaranteed,
    6.80%, 10/01/24 ..........................................................................     185,000      205,944
    Pre-Refunded, 6.80%, 10/01/24 ............................................................   1,000,000    1,133,850
 York County Sewer Revenue, 5.875%,
    6/01/24 ..................................................................................     500,000      533,835
    6/01/29 ..................................................................................   1,500,000    1,595,834
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $408,470,237) .............................................              422,811,903
                                                                                                           ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)


                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
a SHORT TERM INVESTMENTS 1.0%
     Petersburg VA Hospital Authority Revenue Southside Regional Hospital Facility
     1.30%, 7/01/17 .......................................................................... $  700,000  $    700,000
  Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
     MBIA Insured, Weekly VRDN and Put, .95%, 12/01/15 .......................................     300,000      300,000
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured,
  Weekly VRDN and Put, 1.00%, 7/01/28 ........................................................   3,300,000    3,300,000
                                                                                                           ------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,300,000) .............................................                4,300,000
                                                                                                           ------------
  TOTAL INVESTMENTS (COST $412,770,237) 99.4% ................................................              427,111,903
  OTHER ASSETS, LESS LIABILITIES .6% .........................................................                2,458,695
                                                                                                           ------------
  NET ASSETS 100.0% ..........................................................................             $429,570,598
                                                                                                           ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------
ACES        -     Adjustable Convertible Exempt Securities
AMBAC       -     American Municipal Bond Assurance Corp.
BIG         -     Bond Investors Guaranty Insurance Co. (acquired by MBIA in
                    1989 and no longer does business under this name).
CDA         -     Community Development Authority/Agency
CDAR        -     Community Development Authority/Agency Revenue
CDD         -     Community Development District
COP         -     Certificate of Participation
EDA         -     Economic Development Authority
EDC         -     Economic Development Corp.
EDR         -     Economic Development Revenue
ETM         -     Escrow to Maturity
FGIC        -     Financial Guaranty Insurance Co.
FHA         -     Federal Housing Authority/Agency
FNMA        -     Federal National Mortgage Association
FSA         -     Financial Security Assistance
GNMA        -     Government National Mortgage Association
GO          -     General Obligation
HDA         -     Housing Development Authority/Agency
HFA         -     Housing Finance Authority/Agency
HFAR        -     Housing Finance Authority Revenue
HFC         -     Housing Finance Corp.
IDA         -     Industrial Development Authority/Agency
IDAR        -     Industrial Development Authority/Agency Revenue
IDB         -     Industrial Development Board
IDBR        -     Industrial Development Board Revenue
IDC         -     Industrial Development Corp.
IDR         -     Industrial Development Revenue
ISD         -     Independent School District
LLC         -     Limited Liability Corporation
MAC         -     Municipal Assistance Corporation
MBIA        -     Municipal Bond Investors Assurance Corp.
MF          -     Multi-Family
MFH         -     Multi-Family Housing
MFHR        -     Multi-Family Housing Revenue
MFMR        -     Multi-Family Mortgage Revenue
MFR         -     Multi-Family Revenue
PBA         -     Public Building Authority
PCR         -     Pollution Control Revenue
PFAR        -     Public Financing Authority Revenue
RDA         -     Redevelopment Authority/Agency
SF          -     Single Family
SFHR        -     Single Family Housing Revenue
SFM         -     Single Family Mortgage
SFMR        -     Single Family Mortgage Revenue
SFR         -     Single Family Revenue
VHA         -     Veterans Administration
VRDN        -     Variable Rate Demand Note
ZERO CPN.   -     zero coupon

FRANKLIN TAX-FREE TRUST
Financial Statements



STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002

                                                              FRANKLIN          FRANKLIN           FRANKLIN            FRANKLIN
                                                          ALABAMA TAX-FREE  FLORIDA TAX-FREE   GEORGIA TAX-FREE    KENTUCKY TAX-FREE
                                                             INCOME FUND       INCOME FUND       INCOME FUND          INCOME FUND
                                                          --------------------------------------------------------------------------
Assets:
 Investments in securities:
Cost ....................................................   $222,335,215    $1,609,576,985       $185,412,943         $92,539,563
                                                          ==========================================================================
Value ...................................................    230,489,701     1,706,804,706        193,520,917          94,964,456
 Cash ...................................................         88,310           103,368            134,797              30,835
 Receivables:
Capital shares sold .....................................        617,722         3,916,391            466,520             250,963
Interest ................................................      3,672,742        26,648,370          2,650,127           1,285,611
                                                          --------------------------------------------------------------------------
Total assets ............................................    234,868,475     1,737,472,835        196,772,361          96,531,865
                                                          --------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased .........................             --                --          2,054,756                  --
Capital shares redeemed .................................        245,275         1,783,337            105,485              19,892
Affiliates ..............................................        156,769           959,365            138,985              41,500
Shareholders ............................................         74,214           914,383             53,243              49,170
 Distributions to shareholders ..........................        268,894         2,016,948            242,834             108,465
 Other liabilities ......................................         12,657            82,309             15,756              13,914
                                                          --------------------------------------------------------------------------
Total liabilities .......................................        757,809         5,756,342          2,611,059             232,941
                                                          --------------------------------------------------------------------------
 Net assets, at value ...................................   $234,110,666    $1,731,716,493       $194,161,302         $96,298,924
                                                          ==========================================================================
Net assets consist of:
 Undistributed net investment income ....................   $   (171,230)   $   (1,137,364)      $   (189,869)        $   (66,737)
 Net unrealized appreciation ............................      8,154,486        97,227,721          8,107,974           2,424,893
 Accumulated net realized loss ..........................     (9,312,435)      (13,044,146)        (2,305,373)         (1,520,685)
 Capital shares .........................................    235,439,845     1,648,670,282        188,548,570          95,461,453
                                                          --------------------------------------------------------------------------
 Net assets, at value ...................................   $234,110,666    $1,731,716,493       $194,161,302         $96,298,924
                                                          ==========================================================================
CLASS A:
 Net assets, at value ...................................   $215,648,502    $1,609,945,794       $169,488,812         $96,298,924
                                                          ==========================================================================
 Shares outstanding .....................................     19,225,422       137,434,801         14,292,449           8,654,218
                                                          ==========================================================================
 Net asset value per share a ............................         $11.22            $11.71             $11.86              $11.13
                                                          ==========================================================================
 Maximum offering price per share
   (net asset value per share / 95.75%) .................         $11.72           $12.23             $12.39               $11.62
                                                          ==========================================================================
CLASS B:
 Net assets, at value ...................................             --    $   30,875,227                 --                  --
                                                          ==========================================================================
 Shares outstanding .....................................             --         2,623,104                 --                  --
                                                          ==========================================================================
 Net asset value and maximum offering price per share a .             --            $11.77                 --                  --
                                                          ==========================================================================
CLASS C:
 Net assets, at value ...................................   $ 18,462,164    $   90,895,472       $ 24,672,490                  --
                                                          ==========================================================================
 Shares outstanding .....................................      1,635,644         7,684,029          2,065,769                  --
                                                          ==========================================================================
 Net asset value per share a ............................         $11.29            $11.83             $11.94                  --
                                                          ==========================================================================
 Maximum offering price per share
   (net asset value per share / 99%) ....................         $11.40            $11.95             $12.06                  --
                                                          ==========================================================================


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2002


                                                                                                                    FRANKLIN
                                                              FRANKLIN         FRANKLIN              FRANKLIN     NORTH CAROLINA
                                                         LOUISIANA TAX-FREE  MARYLAND TAX-FREE  MISSOURI TAX-FREE   TAX-FREE
                                                             INCOME FUND      INCOME FUND         INCOME FUND      INCOME FUND
                                                         -----------------------------------------------------------------------
Assets:
 Investments in securities:
Cost ...................................................    $176,548,376       $296,342,432       $447,662,229     $425,807,937
                                                         =======================================================================
Value ..................................................     182,833,200        308,954,669        464,514,444      443,237,828
 Cash ..................................................          17,240          1,498,491             54,815           25,795
 Receivables:
Investment securities sold .............................              --          8,091,147                 --               --
Capital shares sold ....................................         690,824            473,069          1,252,743        1,049,441
Interest ...............................................       2,864,370          4,150,891          6,985,802        6,128,645
                                                         -----------------------------------------------------------------------
Total assets ...........................................     186,405,634        323,168,267        472,807,804      450,441,709
                                                         -----------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ........................       1,965,040          7,914,258          4,514,906        3,008,812
Capital shares redeemed ................................          39,452            176,503            441,448          176,589
Affiliates .............................................         121,403            208,593            291,735          282,899
Shareholders ...........................................         100,565            108,752            198,752          162,884
 Distributions to shareholders .........................         209,153            346,837            529,821          493,443
 Other liabilities .....................................          13,806             14,487             22,745           35,852
                                                         -----------------------------------------------------------------------
Total liabilities ......................................       2,449,419          8,769,430          5,999,407        4,160,479
                                                         -----------------------------------------------------------------------
 Net assets, at value ..................................    $183,956,215       $314,398,837       $466,808,397     $446,281,230
                                                         =======================================================================
Net assets consist of:
 Undistributed net investment income ...................    $   (150,792)      $     69,193       $   (112,414)    $   (139,006)
 Net unrealized appreciation ...........................       6,284,824         12,612,237         16,852,215       17,429,891
 Accumulated net realized loss .........................      (1,579,822)        (2,058,989)        (1,738,726)      (4,006,853)
 Capital shares ........................................     179,402,005        303,776,396        451,807,322      432,997,198
                                                         -----------------------------------------------------------------------
 Net assets, at value ..................................    $183,956,215       $314,398,837       $466,808,397     $446,281,230
                                                         =======================================================================
CLASS A:
 Net assets, at value ..................................    $167,908,984       $281,141,409       $425,795,422     $388,400,224
                                                         =======================================================================
 Shares outstanding ....................................      14,749,560         24,414,076         35,483,374       32,473,342
                                                         =======================================================================
 Net asset value per share a ...........................          $11.38             $11.52             $12.00           $11.96
                                                         =======================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%) ..................          $11.89             $12.03             $12.53           $12.49
                                                         =======================================================================
CLASS C:
 Net assets, at value ..................................    $ 16,047,231       $ 33,257,428       $ 41,012,975     $ 57,881,006
                                                         =======================================================================
 Shares outstanding ....................................       1,398,992          2,860,438          3,401,957        4,801,606
                                                         =======================================================================
 Net asset value per share a ...........................          $11.47             $11.63             $12.06           $12.05
                                                         =======================================================================
 Maximum offering price per share
   (net asset value per share / 99%) ...................          $11.59             $11.75             $12.18           $12.17
                                                         =======================================================================


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2002


                                                 FRANKLIN         FRANKLIN
                                              TEXAS TAX-FREE  VIRGINIA TAX-FREE
                                                INCOME FUND      INCOME FUND
                                              ----------------------------------
Assets:
 Investments in securities:
Cost ........................................  $108,831,735     $412,770,237
                                              ==================================
Value .......................................   107,831,330      427,111,903
 Cash .......................................        23,033           79,064
 Receivables:
Capital shares sold .........................        25,653          788,340
Interest ....................................     1,466,446        5,717,867
                                              ----------------------------------
Total assets ................................   109,346,462      433,697,174
                                              ----------------------------------
Liabilities:
 Payables:
Investment securities purchased .............            --        3,008,812
Capital shares redeemed .....................            --          163,735
Affiliates ..................................        82,231          257,875
Shareholders ................................        64,735          197,299
 Distributions to shareholders ..............       126,169          478,551
 Other liabilities ..........................        14,720           20,304
                                              ----------------------------------
Total liabilities ...........................       287,855        4,126,576
                                              ----------------------------------
 Net assets, at value .......................  $109,058,607     $429,570,598
                                              ==================================
Net assets consist of:
 Undistributed net investment income ........  $   (112,477)    $   (196,746)
 Net unrealized appreciation (depreciation) .    (1,000,405)      14,341,666
 Accumulated net realized loss ..............    (1,871,634)      (4,895,408)
 Capital shares .............................   112,043,123      420,321,086
                                              ----------------------------------
 Net assets, at value .......................  $109,058,607     $429,570,598
                                              ==================================
CLASS A:
 Net assets, at value .......................  $104,617,384     $395,579,066
                                              ==================================
 Shares outstanding .........................     9,965,063       34,326,891
                                              ==================================
 Net asset value per share a ................        $10.50           $11.52
                                              ==================================
 Maximum offering price per share
   (net asset value per share / 95.75%) .....        $10.97           $12.03
                                              ==================================
CLASS C:
 Net assets, at value .......................  $  4,441,223     $ 33,991,532
                                              ==================================
 Shares outstanding .........................       416,789        2,926,446
                                              ==================================
 Net asset value per share a ................        $10.66           $11.62
                                              ==================================
 Maximum offering price per share
   (net asset value per share / 99%) ........        $10.77           $11.74
                                              ==================================



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2002

                                                              FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                          ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE  KENTUCKY TAX-FREE
                                                             INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                          -----------------------------------------------------------------------
Investment income:
 Interest ...............................................    $13,181,063      $ 94,851,040       $10,457,899        $4,730,906
                                                          -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...............................      1,267,908         7,791,826         1,063,682           543,717
 Distribution fees (Note 3)
Class A .................................................        212,410         1,568,093           166,385            86,297
Class B .................................................             --           121,300                --                --
Class C .................................................        102,709           532,181           133,366                --
 Transfer agent fees (Note 3) ...........................        111,235           657,363           103,914            36,926
 Custodian fees .........................................          2,271            16,591             1,892               934
 Reports to shareholders ................................         15,659           110,178            13,768             6,401
 Registration and filing fees ...........................          6,443            20,144             5,621             1,920
 Professional fees ......................................         15,540            35,635            17,208            16,203
 Trustees' fees and expenses ............................          2,418            17,636             1,968               892
 Other ..................................................         14,777            63,234            16,008            12,519
                                                          -----------------------------------------------------------------------
Total expenses ..........................................      1,751,370        10,934,181         1,523,812           705,809
Expenses waived/paid by affiliate (Note 3) ..............             --                --                --          (253,075)
                                                          -----------------------------------------------------------------------
 Net expenses ...........................................      1,751,370        10,934,181         1,523,812           452,734
                                                          -----------------------------------------------------------------------
Net investment income ...................................     11,429,693        83,916,859         8,934,087         4,278,172
                                                          -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..............         45,720          (152,470)          369,743          (401,781)
 Net unrealized appreciation on investments .............      2,751,996        27,147,509         1,716,012         1,181,237
                                                          -----------------------------------------------------------------------
Net realized and unrealized gain ........................      2,797,716        26,995,039         2,085,755           779,456
                                                          -----------------------------------------------------------------------
Net increase in net assets resulting from operations ....    $14,227,409      $110,911,898       $11,019,842        $5,057,628
                                                          =======================================================================






                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2002

                                                                                                                        FRANKLIN
                                                                FRANKLIN            FRANKLIN          FRANKLIN       NORTH CAROLINA
                                                           LOUISIANA TAX-FREE  MARYLAND TAX-FREE  MISSOURI TAX-FREE     TAX-FREE
                                                               INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND
                                                           ------------------------------------------------------------------------
Investment income:
 Interest .................................................    $10,057,280        $16,155,644        $24,205,970       $23,154,796
                                                           ------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .................................      1,004,401          1,573,898          2,210,623         2,128,574
 Distribution fees (Note 3)
Class A ...................................................        160,623            264,932            398,537           365,439
Class C ...................................................         95,036            177,674            223,730           321,116
 Transfer agent fees (Note 3) .............................         75,018            164,353            220,551           207,890
 Custodian fees ...........................................          1,709              2,917              4,755             4,319
 Reports to shareholders ..................................         15,144             21,608             28,233            32,983
 Registration and filing fees .............................          3,563              7,382              8,386             5,743
 Professional fees ........................................         13,959             17,729             20,565            21,086
 Trustees' fees and expenses ..............................          1,996              3,049              4,455             4,332
 Other ....................................................         13,305             14,781             26,174            32,153
                                                           ------------------------------------------------------------------------
Total expenses ............................................      1,384,754          2,248,323          3,146,009         3,123,635
                                                           ------------------------------------------------------------------------
 Net investment income ....................................      8,672,526         13,907,321         21,059,961        20,031,161
                                                           ------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ................         96,862             (4,838)         1,674,887           616,785
 Net unrealized appreciation on investments ...............      2,541,561          4,043,121          6,906,721          6,184,485
                                                           ------------------------------------------------------------------------
Net realized and unrealized gain ..........................      2,638,423          4,038,283          8,581,608         6,801,270
                                                           ------------------------------------------------------------------------
Net increase in net assets resulting from operations ......    $11,310,949        $17,945,604        $29,641,569       $26,832,431
                                                           ========================================================================






                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2002


                                                                       FRANKLIN         FRANKLIN
                                                                    TEXAS TAX-FREE  VIRGINIA TAX-FREE
                                                                      INCOME FUND      INCOME FUND
                                                                    ---------------------------------
Investment income:
 Interest .........................................................  $ 6,508,714       $22,655,951
                                                                    ---------------------------------
Expenses:
 Management fees (Note 3) .........................................      670,672         2,090,157
 Distribution fees (Note 3)
Class A ...........................................................       92,426           376,962
Class C ...........................................................       29,047           192,385
 Transfer agent fees (Note 3) .....................................       64,699           202,789
 Custodian fees ...................................................        1,178             4,460
 Reports to shareholders ..........................................        9,946            26,648
 Registration and filing fees .....................................       18,829             7,265
 Professional fees ................................................       17,631            21,493
 Trustees' fees and expenses ......................................        1,156             4,260
 Other ............................................................       10,967            23,832
                                                                    ---------------------------------
Total expenses ....................................................      916,551         2,950,251
                                                                    ---------------------------------
 Net investment income ............................................    5,592,163        19,705,700
                                                                    ---------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ........................     (280,834)          347,704
 Net unrealized appreciation (depreciation) on investments ........     (797,341)        2,572,509
                                                                    ---------------------------------
Net realized and unrealized gain (loss) ...........................   (1,078,175)        2,920,213
                                                                    ---------------------------------
Net increase in net assets resulting from operations ..............  $ 4,513,988       $22,625,913
                                                                    =================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                               FRANKLIN ALABAMA                 FRANKLIN FLORIDA
                                                             TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                         ---------------------------------------------------------------
                                                              2002          2001              2002            2001
                                                         ---------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income .................................. $ 11,429,693  $ 11,645,243      $   83,916,859  $   84,651,526
Net realized gain (loss) from investments ..............       45,720    (7,423,932)           (152,470)      3,411,816
Net unrealized appreciation on investments .............    2,751,996    16,719,660          27,147,509      87,282,257
                                                         ---------------------------------------------------------------
Net increase in net assets resulting from operations ...   14,227,409    20,940,971         110,911,898     175,345,599
 Distributions to shareholders from:
Net investment income:
 Class A ...............................................  (10,700,336)  (11,146,297)        (80,840,667)    (80,262,897)
 Class B ...............................................           --            --            (828,398)       (132,061)
 Class C ...............................................     (703,000)     (674,065)         (3,731,440)     (3,372,889)
                                                         ---------------------------------------------------------------
 Total distributions to shareholders ...................  (11,403,336)  (11,820,362)        (85,400,505)    (83,767,847)
 Capital share transactions: (Note 2)
 Class A ...............................................    2,823,374    (1,604,562)         47,425,161     (58,291,448)
 Class B ...............................................           --            --          23,155,744       6,931,249
 Class C ...............................................    3,790,063      (155,394)         15,424,527      (2,081,139)
                                                         ---------------------------------------------------------------
 Total capital share transactions ......................    6,613,437    (1,759,956)         86,005,432     (53,441,338)
Net increase in net assets .............................    9,437,510     7,360,653         111,516,825      38,136,414
Net assets
 Beginning of year .....................................  224,673,156   217,312,503       1,620,199,668   1,582,063,254
                                                         ---------------------------------------------------------------
 End of year ........................................... $234,110,666  $224,673,156      $1,731,716,493  $1,620,199,668
                                                         ===============================================================
Undistributed net investment income
  included in net assets:
 End of year ........................................... $   (171,230) $   (220,851)     $   (1,137,364) $      172,120
                                                         ===============================================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                    FRANKLIN GEORGIA               FRANKLIN KENTUCKY
                                                                  TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                         ------------------------------------------------------------
                                                              2002         2001                 2002        2001
                                                         ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income .................................. $  8,934,087  $  8,580,779         $ 4,278,172  $ 3,684,780
Net realized gain (loss) from investments ..............      369,743      (546,218)           (401,781)       7,239
Net unrealized appreciation on investments .............    1,716,012    10,916,871           1,181,237    3,894,477
                                                         ------------------------------------------------------------
Net increase in net assets resulting from operations ...   11,019,842    18,951,432           5,057,628    7,586,496
 Distributions to shareholders from:
Net investment income:
 Class A ...............................................   (8,112,422)   (7,871,554)         (4,305,155)  (3,681,807)
 Class C ...............................................     (876,577)     (677,364)                 --           --
                                                         ------------------------------------------------------------
 Total distributions to shareholders ...................   (8,988,999)   (8,548,918)         (4,305,155)  (3,681,807)
 Capital share transactions: (Note 2)
 Class A ...............................................    4,313,986     2,202,729          19,177,584    8,499,832
 Class C ...............................................    7,683,794     1,046,745                  --           --
                                                         ------------------------------------------------------------
 Total capital share transactions ......................   11,997,780     3,249,474          19,177,584    8,499,832
Net increase in net assets .............................   14,028,623    13,651,988          19,930,057   12,404,521
Net assets
 Beginning of year .....................................  180,132,679   166,480,691          76,368,867   63,964,346
                                                         ------------------------------------------------------------
 End of year ........................................... $194,161,302  $180,132,679         $96,298,924  $76,368,867
                                                         ============================================================
Undistributed net investment income
  included in net assets:
 End of year ........................................... $ (189,869)   $   (148,402)        $   (66,737) $   (50,920)
                                                         ============================================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                FRANKLIN LOUISIANA               FRANKLIN MARYLAND
                                                               TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                            -----------------------------------------------------------
                                                                2002          2001              2002          2001
                                                            -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................... $  8,672,526  $  8,561,164      $ 13,907,321  $ 12,795,397
Net realized gain (loss) from investments .................       96,862        19,586            (4,838)     (796,712)
Net unrealized appreciation on investments ................    2,541,561     9,892,466         4,043,121    17,083,330
                                                            -----------------------------------------------------------
Net increase in net assets resulting from operations ......   11,310,949    18,473,216        17,945,604    29,082,015
 Distributions to shareholders from:
Net investment income:
 Class A ..................................................   (8,055,779)   (8,028,418)      (12,838,697)  (11,797,081)
 Class C ..................................................     (647,018)     (545,107)       (1,158,737)     (838,103)
                                                            -----------------------------------------------------------
 Total distributions to shareholders ......................   (8,702,797)   (8,573,525)      (13,997,434)  (12,635,184)
 Capital share transactions: (Note 2)
 Class A ..................................................   10,775,720     1,244,874        28,610,176    12,559,463
 Class C ..................................................    3,398,647       999,650        10,329,515     4,030,737
                                                            -----------------------------------------------------------
 Total capital share transactions .........................   14,174,367     2,244,524        38,939,691    16,590,200
Net increase in net assets ................................   16,782,519    12,144,215        42,887,861    33,037,031
Net assets
 Beginning of year ........................................  167,173,696   155,029,481       271,510,976   238,473,945
                                                            -----------------------------------------------------------
 End of year .............................................. $183,956,215  $167,173,696      $314,398,837  $271,510,976
                                                            ===========================================================
Undistributed net investment income
 included in net assets:
 End of year .............................................. $   (150,792) $   (154,574)     $     69,193  $    140,927
                                                            ===========================================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                FRANKLIN MISSOURI            FRANKLIN NORTH CAROLINA
                                                               TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                            -----------------------------------------------------------
                                                                2002         2001               2002          2001
                                                            -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................... $ 21,059,961  $ 19,755,062      $ 20,031,161  $ 18,959,550
Net realized gain (loss) from investments .................    1,674,887    (2,131,097)          616,785       409,042
Net unrealized appreciation on investments ................    6,906,721    27,260,826         6,184,485    23,088,641
                                                            -----------------------------------------------------------
Net increase in net assets resulting from operations ......   29,641,569    44,884,791        26,832,431    42,457,233
 Distributions to shareholders from:
Net investment income:
 Class A ..................................................  (19,746,184)  (18,553,419)      (18,279,079)  (16,903,219)
 Class C ..................................................   (1,508,866)   (1,181,171)       (2,178,794)   (1,878,565)
                                                            -----------------------------------------------------------
 Total distributions to shareholders ......................  (21,255,050)  (19,734,590)      (20,457,873)  (18,781,784)
 Capital share transactions: (Note 2)
 Class A ..................................................   44,906,663     3,070,959        40,469,665     6,250,078
 Class C ..................................................   11,630,382     3,477,960        13,558,636     2,275,480
                                                            -----------------------------------------------------------
 Total capital share transactions .........................   56,537,045     6,548,919        54,028,301     8,525,558
Net increase in net assets ................................   64,923,564    31,699,120        60,402,859    32,201,007
Net assets
 Beginning of year ........................................  401,884,833   370,185,713       385,878,371   353,677,364
                                                            -----------------------------------------------------------
 End of year .............................................. $466,808,397  $401,884,833      $446,281,230  $385,878,371
                                                            ===========================================================
Undistributed net investment income
 included in net assets:
 End of year .............................................. $   (112,414) $     35,992      $   (139,006) $    266,458
                                                            ===========================================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                  FRANKLIN TEXAS                 FRANKLIN VIRGINIA
                                                               TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                            -----------------------------------------------------------
                                                                2002         2001               2002          2001
                                                            -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................... $  5,592,163  $  5,907,626      $ 19,705,700  $ 18,897,827
Net realized gain (loss) from investments .................     (280,834)     (469,778)          347,704    (1,474,571)
Net unrealized appreciation (depreciation) on investments .     (797,341)    4,404,326         2,572,509    22,818,280
                                                            -----------------------------------------------------------
Net increase in net assets resulting from operations ......    4,513,988     9,842,174        22,625,913    40,241,536
 Distributions to shareholders from:
Net investment income:
 Class A ..................................................   (5,401,583)   (5,631,249)      (18,699,913)  (17,724,089)
 Class C ..................................................     (203,796)     (219,287)       (1,296,345)   (1,062,786)
                                                            -----------------------------------------------------------
 Total distributions to shareholders ......................   (5,605,379)   (5,850,536)      (19,996,258)  (18,786,875)
 Capital share transactions: (Note 2)
 Class A ..................................................    2,659,947    (5,241,232)       36,567,051     9,261,246
 Class C ..................................................       (6,028)     (336,614)        9,008,872     1,960,015
                                                            -----------------------------------------------------------
 Total capital share transactions .........................    2,653,919    (5,577,846)       45,575,923    11,221,261
Net increase (decrease) in net assets .....................    1,562,528    (1,586,208)       48,205,578    32,675,922
Net assets
 Beginning of year ........................................  107,496,079   109,082,287       381,365,020   348,689,098
                                                            -----------------------------------------------------------
 End of year .............................................. $109,058,607  $107,496,079      $429,570,598  $381,365,020
                                                            ===========================================================
Undistributed net investment income
 included in net assets:
 End of year .............................................. $   (112,477) $   (101,977)     $   (196,746) $     78,178
                                                            ===========================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except for the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION
Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES
No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E. AUDIT GUIDE
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to March 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. AUDIT GUIDE (CONT.)

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Increase in cost of investments ..................     $30,787      $329,342        $23,380        $11,618       $39,951

                                                    FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI   NORTH CAROLINA       TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Increase in cost of investments ..................     $18,690       $59,691        $32,748         $4,590       $23,811


The effect of this change for the period ended February 28, 2002 was as listed below:

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Increase in net investment income ................     $ 9,627     $  78,029        $ 6,609        $ 4,589       $ 7,566
Increase (decrease) in unrealized gains ..........      (2,103)       77,151          3,326         (4,138)       (1,668)
Decrease in realized gains .......................      (7,524)     (155,180)        (9,935)          (451)       (5,898)

                                                    FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI   NORTH CAROLINA       TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Increase in net investment income ................     $ 4,602      $ 26,125       $  7,719        $ 1,174       $ 5,667
Increase (decrease) in unrealized gains ..........      (4,292)      (13,118)         3,780            700         2,509
Decrease in realized gains .......................        (310)      (13,007)       (11,499)        (1,874)       (8,176)

The per share effect of this change for the year ended February 28, 2002 was less than $.005 for each Fund.

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                       CLASS A & CLASS C                               CLASS A, CLASS B, & CLASS C
---------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free Income Fund        Franklin Alabama Tax-Free Income Fund           Franklin Florida Tax-Free
Income Fund                                   Franklin Georgia Tax-Free Income
                                              Fund Franklin Louisiana Tax-Free
                                              Income Fund Franklin Maryland
                                              Tax-Free Income Fund Franklin
                                              Missouri Tax-Free Income Fund
                                              Franklin North Carolina Tax-Free
                                              Income Fund Franklin Texas
                                              Tax-Free Income Fund Franklin
                                              Virginia Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                     FRANKLIN ALABAMA             FRANKLIN FLORIDA
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                   SHARES       AMOUNT          SHARES        AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ...................................................  1,903,329  $ 21,219,760      17,886,258  $207,704,465
 Shares issued in reinvestment of distributions ................    391,557     4,362,372       2,049,033    23,818,937
 Shares redeemed ............................................... (2,046,047)  (22,758,758)    (15,830,793) (184,098,241)
                                                                 -------------------------------------------------------
 Net increase ..................................................    248,839  $  2,823,374       4,104,498  $ 47,425,161
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................  1,699,250  $ 18,558,365      13,516,364  $152,681,503
 Shares issued in reinvestment of distributions ................    439,721     4,787,730       2,126,502    23,842,084
 Shares redeemed ............................................... (2,295,699)  (24,950,657)    (21,000,488) (234,815,035)
                                                                 -------------------------------------------------------
 Net decrease ..................................................   (156,728) $ (1,604,562)     (5,357,622) $(58,291,448)
                                                                 =======================================================
CLASS B SHARES:
Year ended February 28, 2002
 Shares sold ...................................................                                2,057,412  $ 24,027,874
 Shares issued in reinvestment of distributions ................                                   38,691       452,438
 Shares redeemed ...............................................                                 (113,302)   (1,324,568)
                                                                                             ---------------------------
 Net increase ..................................................                                1,982,801  $ 23,155,744
                                                                                             ===========================
Year ended February 28, 2001
 Shares sold ...................................................                                  635,467  $  7,194,817
 Shares issued in reinvestment of distributions ................                                    7,269        82,639
 Shares redeemed ...............................................                                  (30,279)     (346,207)
                                                                                             ---------------------------
 Net increase ..................................................                                  612,457  $  6,931,249
                                                                                             ===========================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ...................................................    517,391  $  5,806,178       2,227,645  $ 26,173,881
 Shares issued in reinvestment of distributions ................     28,344       317,846         135,605     1,591,562
 Shares redeemed ...............................................   (209,353)   (2,333,961)     (1,050,393)  (12,340,916)
                                                                 -------------------------------------------------------
 Net increase ..................................................    336,382  $  3,790,063       1,312,857  $ 15,424,527
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................    203,091  $  2,235,446         886,491  $ 10,140,209
 Shares issued in reinvestment of distributions ................     32,695       357,967         134,612     1,522,130
 Shares redeemed ...............................................   (252,329)   (2,748,807)     (1,219,271)  (13,743,478)
                                                                 -------------------------------------------------------
 Net decrease ..................................................    (16,543) $   (155,394)       (198,168) $ (2,081,139)
                                                                 =======================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                     FRANKLIN GEORGIA             FRANKLIN KENTUCKY
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                   SHARES       AMOUNT          SHARES        AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ...................................................  1,901,825  $ 22,414,349       2,088,267  $ 23,133,241
 Shares issued in reinvestment of distributions ................    356,854     4,209,728         179,503     1,987,550
 Shares redeemed ............................................... (1,888,765)  (22,310,091)       (536,963)   (5,943,207)
                                                                 -------------------------------------------------------
 Net increase ..................................................    369,914  $  4,313,986       1,730,807  $ 19,177,584
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................  1,878,459  $ 21,588,508       1,780,794  $ 19,162,623
 Shares issued in reinvestment of distributions ................    336,577     3,832,474         164,838     1,768,573
 Shares redeemed ............................................... (2,048,684)  (23,218,253)     (1,158,948)  (12,431,364)
                                                                 -------------------------------------------------------
 Net increase ..................................................    166,352  $  2,202,729         786,684  $  8,499,832
                                                                 =======================================================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ...................................................    831,761  $  9,898,043
 Shares issued in reinvestment of distributions ................     40,162       477,352
 Shares redeemed ...............................................   (226,796)   (2,691,601)
                                                                 -------------------------
 Net increase ..................................................    645,127  $  7,683,794
                                                                 =========================
Year ended February 28, 2001
 Shares sold ...................................................    286,581  $  3,320,411
 Shares issued in reinvestment of distributions ................     33,273       381,064
 Shares redeemed ...............................................   (233,927)   (2,654,730)
                                                                 -------------------------
 Net increase ..................................................     85,927  $  1,046,745
                                                                 =========================

                                                                    FRANKLIN LOUISIANA            FRANKLIN MARYLAND
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                   SHARES       AMOUNT          SHARES        AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ...................................................  2,562,858  $ 28,906,767       4,608,486  $ 52,739,853
 Shares issued in reinvestment of distributions ................    322,698     3,643,943         618,246     7,068,450
 Shares redeemed ............................................... (1,933,588)  (21,774,990)     (2,731,713)  (31,198,127)
                                                                 -------------------------------------------------------
 Net increase ..................................................    951,968  $ 10,775,720       2,495,019  $ 28,610,176
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................  2,002,163  $ 21,614,833       3,194,752  $ 35,363,663
 Shares issued in reinvestment of distributions ................    319,609     3,479,719         587,544     6,468,081
 Shares redeemed ............................................... (2,200,167)  (23,849,678)     (2,670,163)  (29,272,281)
                                                                 -------------------------------------------------------
 Net increase ..................................................    121,605  $  1,244,874       1,112,133  $ 12,559,463
                                                                 =======================================================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ...................................................    392,037  $  4,458,059       1,107,623  $ 12,800,821
 Shares issued in reinvestment of distributions ................     27,257       310,124          68,404       789,391
 Shares redeemed ...............................................   (120,390)   (1,369,536)       (283,146)   (3,260,697)
                                                                 -------------------------------------------------------
 Net increase ..................................................    298,904  $  3,398,647         892,881  $ 10,329,515
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................    233,029  $  2,559,444         643,623  $  7,223,802
 Shares issued in reinvestment of distributions ................     26,231       287,374          55,701       618,835
 Shares redeemed ...............................................   (169,443)   (1,847,168)       (345,310)   (3,811,900)
                                                                 -------------------------------------------------------
 Net increase ..................................................     89,817     $ 999,650         354,014  $  4,030,737
                                                                 =======================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                     FRANKLIN MISSOURI         FRANKLIN NORTH CAROLINA
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                     SHARES      AMOUNT           SHARES      AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold                                                      6,106,029  $ 72,567,433       5,920,326  $ 70,188,417
 Shares issued in reinvestment of distributions                     775,306     9,207,621         804,765     9,534,609
 Shares redeemed                                                 (3,103,953)  (36,868,391)     (3,312,035)  (39,253,361)
                                                                 -------------------------------------------------------
 Net increase                                                     3,777,382  $ 44,906,663       3,413,056  $ 40,469,665
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold                                                      3,998,638  $ 45,719,470       3,505,979  $ 40,156,254
 Shares issued in reinvestment of distributions                     754,157     8,602,801         755,015     8,624,439
 Shares redeemed                                                 (4,511,489)  (51,251,312)     (3,732,478)  (42,530,615)
                                                                 -------------------------------------------------------
 Net increase                                                       241,306  $  3,070,959         528,516  $  6,250,078
                                                                 =======================================================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold                                                      1,094,685  $ 13,069,392       1,683,998  $ 20,097,897
 Shares issued in reinvestment of distributions                      80,109       955,934         114,967     1,372,578
 Shares redeemed                                                   (200,165)   (2,394,944)       (661,037)   (7,911,839)
                                                                 -------------------------------------------------------
 Net increase                                                       974,629  $ 11,630,382       1,137,928  $ 13,558,636
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold                                                        575,054  $  6,622,149         783,086  $  9,097,718
 Shares issued in reinvestment of distributions                      70,965       813,253         106,739     1,227,846
 Shares redeemed                                                   (346,432)   (3,957,442)       (695,566)   (8,050,084)
                                                                 -------------------------------------------------------
 Net increase                                                       299,587  $  3,477,960         194,259  $  2,275,480
                                                                 =======================================================

                                                                      FRANKLIN TEXAS              FRANKLIN VIRGINIA
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                     SHARES      AMOUNT           SHARES      AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ...................................................  1,253,755  $ 13,258,083       5,387,624  $ 61,924,622
 Shares issued in reinvestment of distributions ................    216,787     2,290,452         810,410     9,304,109
 Shares redeemed ............................................... (1,220,244)  (12,888,588)     (3,016,599)  (34,661,680)
                                                                 -------------------------------------------------------
 Net increase ..................................................    250,298  $  2,659,947       3,181,435  $ 36,567,051
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................    545,300  $  5,712,481       3,580,780  $ 40,088,537
 Shares issued in reinvestment of distributions ................    218,572     2,279,436         793,219     8,848,814
 Shares redeemed ............................................... (1,269,617)  (13,233,149)     (3,568,364)  (39,676,105)
                                                                 -------------------------------------------------------
 Net increase (decrease) .......................................   (505,745) $ (5,241,232)        805,635  $  9,261,246
                                                                 =======================================================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ...................................................    112,161  $  1,203,823         986,580  $ 11,408,657
 Shares issued in reinvestment of distributions ................     12,801       137,274          65,672       759,900
 Shares redeemed ...............................................   (125,368)   (1,347,125)       (273,035)   (3,159,685)
                                                                 -------------------------------------------------------
 Net increase (decrease) .......................................       (406) $     (6,028)        779,217  $  9,008,872
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................     95,134  $  1,013,703         590,276  $  6,639,551
 Shares issued in reinvestment of distributions ................     13,483       142,582          57,367       644,661
 Shares redeemed ...............................................   (140,416)   (1,492,899)       (475,419)   (5,324,197)
                                                                 -------------------------------------------------------
 Net increase (decrease) .......................................    (31,799) $   (336,614)        172,224  $  1,960,015
                                                                 =======================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

      ANNUALIZED
       FEE RATE   MONTH-END NET ASSETS
      -----------------------------------------------------------------
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid (received) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ----------------------------------------------------------------------
Net commissions paid (received) ..................     $59,340    $1,141,144        $67,847       $(27,592)      $26,950
Contingent deferred sales charges ................     $ 6,171    $   67,102        $ 5,319       $     69       $ 7,680

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI    NORTH CAROLINA      TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ----------------------------------------------------------------------
Net commissions paid .............................     $73,166       $86,741       $176,161        $35,097       $71,981
Contingent deferred sales charges ................     $24,275       $ 5,332       $ 19,713        $ 3,929       $ 4,807


The Funds paid transfer agent fees of $1,844,737 of which $1,262,819 was paid to Investor Services.


4. INCOME TAXES

At February 28, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 ............................................  $       --   $        --     $       --     $  441,699    $  860,446
 2004 ............................................          --            --             --         65,389            --
 2005 ............................................          --            --             --        294,278            --
 2008 ............................................   1,941,746     5,064,848      1,458,712        305,529       545,898
 2009 ............................................     135,955     7,733,926        833,999             --       171,149
 2010 ............................................   7,179,861       245,369             --        413,791            --
                                                   ---------------------------------------------------------------------
                                                    $9,257,562   $13,044,143     $2,292,711     $1,520,686    $1,577,493
                                                   =====================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES (CONT.)

                                                    FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI   NORTH CAROLINA       TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Capital loss carryovers expiring in:
 2008 ............................................  $  558,734       $    --     $  397,992     $  839,227    $2,299,181
 2009 ............................................   1,288,544     1,738,727      3,608,862        753,447     1,407,973
 2010 ............................................     119,821            --             --        278,960     1,188,255
                                                   ---------------------------------------------------------------------
 .................................................  $1,967,099    $1,738,727     $4,006,854     $1,871,634    $4,895,409
                                                   =====================================================================

At February 28, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending February 28, 2003.

        FRANKLIN               FRANKLIN              FRANKLIN
         ALABAMA               LOUISIANA             MARYLAND
        TAX-FREE               TAX-FREE              TAX-FREE
       INCOME FUND            INCOME FUND           INCOME FUND
       --------------------------------------------------------
         $54,872                $2,329                $91,891

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discount and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond workout costs and bond discount and premiums.

At February 28, 2002, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                    FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA         FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                  -------------------------------------------------------------------------
Investments at cost ............................. $222,302,325  $1,609,324,794   $185,405,549    $92,523,807  $176,506,757
                                                  =========================================================================
Unrealized appreciation .........................  9,385,075       100,756,266      9,363,573      3,224,259     8,036,518
Unrealized depreciation .........................   (1,197,699)     (3,276,354)    (1,248,205)      (783,610)   (1,710,075)
                                                  -------------------------------------------------------------------------
Net unrealized appreciation .....................  $ 8,187,376  $   97,479,912   $  8,115,368    $ 2,440,649  $  6,326,443
                                                  =========================================================================
Distributable earnings - ordinary income ........ $   64,774    $      627,393   $     32,911    $    25,972  $     16,742
                                                  =========================================================================

                                                    FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                    MARYLAND        MISSOURI     NORTH CAROLINA    TEXAS        VIRGINIA
                                                    TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                  -------------------------------------------------------------------------
Investments at cost ............................. $296,319,450    $447,589,420   $425,778,968   $108,827,845  $412,748,935
                                                  =========================================================================
Unrealized appreciation .........................   13,006,293      20,042,203     18,311,838      4,391,617    16,178,859
Unrealized depreciation .........................     (371,074)     (3,117,179)      (852,978)    (5,388,132)   (1,815,891)
                                                  -------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ...... $ 12,635,219    $ 16,925,024   $ 17,458,860   $   (996,515) $  14,362,968
                                                  =========================================================================
Distributable earnings - ordinary income ........ $    393,048    $    344,598   $    325,469   $      9,802  $    260,503
                                                  =========================================================================


For the Trust, the tax characters of distributions paid during the year ended February 28, 2002, were the same for financial statement and tax purposes.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2002 were as follows:

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Purchases ........................................ $27,231,877  $323,343,149    $48,917,448    $23,654,723   $30,784,723
Sales ............................................ $22,222,502  $227,079,244    $36,144,459    $ 5,088,580   $17,247,925

                                                    FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI    NORTH CAROLINA      TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Purchases ........................................ $59,276,301  $152,358,502    $92,717,428    $37,501,432  $103,319,397
Sales ............................................ $18,260,130  $ 97,478,323    $44,391,088    $32,740,901  $ 57,023,175

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Tax-Free Trust (hereafter referred to as the "Funds") at February 28, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 4, 2002

FRANKLIN TAX-FREE TRUST
Tax Designation


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2002.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                       NUMBER OF
                                                            PORTFOLIOS IN FUND
                                            LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION         TIME SERVED      BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80)  Trustee          Since 1984             108          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)      Trustee          Since 1984             139          Director, RBC Holdings, Inc. (bank holding company)
One Franklin Parkway                                                            and Bar-S Foods (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)   Trustee          Since 1989             140          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)      Trustee          Since 1998              85          Director, Amerada Hess Corporation (exploration and
One Franklin Parkway                                                            refining of oil and gas); Hercules Incorporated
San Mateo, CA 94403-1906                                                        (chemicals, fibers and resins); Beverly Enterprises,
                                                                                Inc. (health care); H.J. Heinz Company (processed
                                                                                foods and allied products); RTI International
                                                                                Metals, Inc. (manufacture and distribution of
                                                                                titanium); Digex Incorporated (web hosting
                                                                                provider); and Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)     Trustee          Since 1984             108          Director, The California Center for Land Recycling
One Franklin Parkway                                                            (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)     Trustee          Since 1992             139          Director, Martek Biosciences Corporation; WorldCom,
One Franklin Parkway                                                            Inc. (communications services); MedImmune, Inc.
San Mateo, CA 94403-1906                                                        (biotechnology); Overstock.com (Internet services);
                                                                                and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                            NUMBER OF
                                                            PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION        TIME SERVED   BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)     Chairman         Since 1984          139          None
One Franklin Parkway          of the Board
San Mateo, CA 94403-1906      and Trustee

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61) President        Since 1984          120          None
One Franklin Parkway          and Trustee
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (42)           Vice President   Since 2000     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)          Vice President   Since 1986     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (37)    Vice President   Since 2000     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)       Vice President   Since 1995     Not Applicable    None
One Franklin Parkway          and Chief
San Mateo, CA 94403-1906      Financial
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)            Vice President   Since 2000     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                            LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION         TIME SERVED      BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)      Vice President   Since 2000        Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)       Vice President   Since 1985        Not Applicable    None
26335 Carmel Rancho Blvd.
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services,
Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)  Treasurer        Since 2000        Not Applicable    None
One Franklin Parkway       and Principal
San Mateo, CA 94403-1906   Accounting
                           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)     Vice President   Since 2000        Not Applicable    None
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (40)          Vice President   Since 2000        Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers. **Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.





--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton at 1-800/DIAL BEN(REGISTRATION MARK) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund(1)
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small Cap Growth Fund II(2)
Franklin Small-Mid Cap
 Growth Fund(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Growth and Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(4)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(6)
Franklin Short-Intermediate
 U.S. Government Securities Fund(5)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(5)
Franklin Federal Money Fund(5)
Franklin Money Fund(5)

TAX-FREE INCOME(7)
Double Tax-Free Income Fund(8)
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund
Tax-Exempt Money Fund(5)

STATE-SPECIFIC
TAX-FREE INCOME(7)
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

1. On 9/1/01, the fund reopened to new investors. The fund will close again when assets reach $2 billion.

2. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.

3. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.

4.  Formerly Franklin Value Fund. Effective 11/1/01, the fund's name changed.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. For investors subject to federal or state alternative minimum tax, all or a portion of the dividend income may be subject to such tax, depending on the fund. Distributions of capital gains and ordinary income from accrued market discount, if any, are generally taxable.

8. Formerly Franklin Puerto Rico Tax-Free Income Fund. Effective 12/1/01, the fund's name changed. Its investment goal and strategy remained the same. The fund continues to invest in municipal bonds issued by U.S. territories, including Puerto Rico.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

10. Portfolio of insured municipal securities.

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           02/02

[GRAPHIC OMITTED]                                          PRESORTED STANDARD
FRANKLIN TEMPLETON INVESTMENTS LOGO                            US POSTAGE
One Franklin Parkway                                              PAID
San Mateo, CA  94403-1906                                       BELL CA
                                                             PERMIT NO. 75

ANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(REGISTRATION MARK)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 A2002 04/02    PRINTED ON RECYCLED PAPER
















Annual Report

                                                               February 28, 2002

Franklin Tax-Free Trust

     Franklin Arizona Tax-Free Income Fund
     Franklin Colorado Tax-Free Income Fund
     Franklin Connecticut Tax-Free Income Fund
     Franklin Double Tax-Free Income Fund
      (formerly Franklin Puerto Rico Tax-Free Income Fund)
     Franklin Federal Intermediate-Term Tax-Free Income Fund
     Franklin High Yield Tax-Free Income Fund
     Franklin New Jersey Tax-Free Income Fund
     Franklin Oregon Tax-Free Income Fund
     Franklin Pennsylvania Tax-Free Income Fund

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS LOGO

          THANK YOU FOR INVESTING WITH
      FRANKLIN TEMPLETON. WE ENCOURAGE
 OUR INVESTORS TO MAINTAIN A LONG-TERM
     PERSPECTIVE AND REMEMBER THAT ALL
   SECURITIES MARKETS MOVE BOTH UP AND
 DOWN, AS DO MUTUAL FUND SHARE PRICES.
       WE APPRECIATE YOUR PAST SUPPORT
      AND LOOK FORWARD TO SERVING YOUR
  INVESTMENT NEEDS IN THE YEARS AHEAD.

[GRAPHIC OMITTED]
PICTURE
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN TAX-FREE TRUST
SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

FRANKLINTEMPLETON.COM
[GRAPHIC OMITTED]
Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER


Dear Shareholder:

We are pleased to bring you Franklin Tax-Free Trust's annual report for the fiscal year ended February 28, 2002.

During the 12 months under review, the U.S. economy weakened further as gross domestic product (GDP) growth declined during the first half of 2001 before contracting at a 1.3% annualized rate in the third quarter. In response to this deteriorating economic activity and the fallout from September 11's tragic events, the Federal Reserve Board (the Fed) continued aggressively cutting interest rates, seeking to lower borrowing costs and stimulate economic growth. Nine interest rate cuts during the 12 months under review reduced the federal funds target rate from 5.50% at the beginning of the period to 1.75% on February 28, 2002, its lowest level in more than 40 years. In November 2001, the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001, ending the longest economic expansion in the nation's history. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with employment, industrial production and consumer and business spending dropping substantially. Consequently, consumer confidence fell to multi-year lows. However, the Fed's efforts and significant government spending contributed to a surprising fourth quarter GDP growth rate of 1.7% annualized.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and declining corporate and economic data. Investors' risk aversion increased, and by the end of third quarter 2001, this sentiment led to significant market volatility. The equity indexes experienced their worst quarterly decline, on a percentage basis, since the quarter that included the crash of 1987. The major stock indexes rebounded significantly in 2001's fourth quarter as indications of a potential economic recovery offered investors some optimism. However, from the end of December 2001 through February 28, 2002, equity markets again experienced volatility and generally fell amid lower corporate earnings announcements and investors' skepticism of corporate integrity following Enron's collapse.



CONTENTS

Shareholder Letter ..............  1

Special Feature:
Making Sense of Dividends .......  4

Fund Reports

 Franklin Arizona
 Tax-Free Income Fund ...........  8

 Franklin Colorado
 Tax-Free Income Fund ........... 16

 Franklin Connecticut
 Tax-Free Income Fund ........... 22

 Franklin Double
 Tax-Free Income Fund ........... 28

 Franklin Federal
 Intermediate-Term
 Tax-Free Income Fund ........... 34

 Franklin High Yield
 Tax-Free Income Fund ........... 40

 Franklin New Jersey
 Tax-Free Income Fund ........... 48

 Franklin Oregon
 Tax-Free Income Fund ........... 56

 Franklin Pennsylvania
 Tax-Free Income Fund ........... 62

Municipal Bond Ratings .......... 70

Financial Highlights &
Statements of Investments ....... 72

Financial Statements ............138

Notes to Financial Statements ...149

Independent Auditors' Report ....157

Tax Designation .................158

Board Members and Officers ......159




[GRAPHIC OF PYRAMID OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY THAT FOLLOWS YOUR FUND'S REPORT.


*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.




For much of the year under review, fixed income markets, including municipal bonds, generally performed well, aided primarily by falling interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries outperformed the Standard & Poor's 500 Composite Index, a widely used benchmark of equity market performance, during the period. The bond market's progress was not a steady rise, however, and overall the Treasury yield curve, representing yields of short- to long-term Treasuries, steepened. The 30-year Treasury bond's yield increased slightly from 5.31% at the beginning of the year under review to 5.42% on February 28, 2002. At the same time, the 10-year Treasury note's yield declined from 4.92% to 4.88%, and the 2-year Treasury note's yield fell from 4.39% to 3.06%. Short-term interest rates fell more substantially than long-term rates largely due to the Fed's actions and investors' economic worries.

The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, experienced volatility before ending the period lower, yielding 5.40% at the beginning of the period and 5.25% on February 28, 2002.1 On October 31, 2001, the Fed's announcement to discontinue new issuance of 30-year debt exacerbated the already disconnected relationship between the long-term municipal market and the Treasury market, which resulted from the Fed's early-2000 introduction of its 30-year Treasury bond buyback program. Subsequently, the 30-year Treasury bond's price rose more than five points, its largest one-day point gain since the bond began trading on a regular basis; the 10-year Treasury note gained nearly one full point in response, while municipals increased marginally. Municipal bonds did, however, benefit from robust retail and institutional demand, and held up well despite widening Treasury yield spreads and an increase in new-issue supply. At the end of the reporting period, municipal bonds continued to offer attractive tax-equivalent yields over comparable taxable investments.

Looking forward, we believe the severity and duration of the national economic slowdown will be the key determinants of how state and municipal bond credit quality will fare over the short term. States with broad-based and diversified economies should be best positioned to withstand recessionary pressures that may continue through fiscal year 2002 and that could impact 2003 budget discussions. However, economic











1. Source: THE BOND BUYER. The unmanaged Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

diversity alone may not sustain a state's credit quality. The magnitude of revenue shortfalls will impact financial reserves, and stringent budgetary mechanisms to quickly cut expenditures will also be critical factors for states' credit stability and their underlying municipal bonds. Still, we view the municipal bond market favorably over the long term. Most state and local government finances were very strong through early 2001, allowing greater financial flexibility and cushion to face challenging times.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

We firmly believe that most people benefit from professional financial advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.


Sincerely,

/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/S/SIGNATURE
Sheila Amoroso


/S/SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department



--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS
ON OUR WEBSITE.
--------------------------------------------------------------------------------

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Q & A



FREQUENTLY ASKED QUESTIONS ABOUT THE DIVIDEND POLICY OF FRANKLIN TAX-FREE INCOME FUNDS.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.


Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

     As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.


Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.




--------------------------------------------------------------------------------
              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
--------------------------------------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

     Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

     Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.


Q.   WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

     Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

     Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.


Q.   WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk.



                       NOT PART OF THE SHAREHOLDER REPORT

     However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

     Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.


Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.

     Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

     As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 53/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.



MONTHLY YIELDS OF BOND BUYER 40
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
The following line graph tracks the monthly yields of the Bond Buyer 40 from 1/85 to 2/02.

         Date            Bond Buyer 40 Yields
----------------------------------------------
         Jan 85                   10.35%
         Feb 85                   10.20%
         Mar 85                   10.01%
         Apr 85                    9.50%
         May 85                    9.43%
         Jun 85                    9.40%
         Jul 85                    9.45%
         Aug 85                    9.80%
         Sep 85                    9.49%
         Oct 85                    9.24%
         Nov 85                    8.92%
         Dec 85                    8.48%
         Jan 86                    8.04%
         Feb 86                    7.82%
         Mar 86                    7.92%
         Apr 86                    8.14%
         May 86                    7.90%
         Jun 86                    7.96%
         Jul 86                    7.88%
         Aug 86                    7.41%
         Sep 86                    7.56%
         Oct 86                    7.36%
         Nov 86                    7.19%
         Dec 86                    7.18%
         Jan 87                    7.11%
         Feb 87                    7.05%
         Mar 87                    7.18%
         Apr 87                    8.10%
         May 87                    8.29%
         Jun 87                    8.19%
         Jul 87                    8.17%
         Aug 87                    8.16%
         Sep 87                    8.87%
         Oct 87                    8.72%
         Nov 87                    8.62%
         Dec 87                    8.40%
         Jan 88                    7.97%
         Feb 88                    7.85%
         Mar 88                    8.17%
         Apr 88                    8.17%
         May 88                    8.20%
         Jun 88                    8.04%
         Jul 88                    8.05%
         Aug 88                    8.11%
         Sep 88                    7.89%
         Oct 88                    7.73%
         Nov 88                    7.90%
         Dec 88                    7.74%
         Jan 89                    7.66%
         Feb 89                    7.73%
         Mar 89                    7.79%
         Apr 89                    7.58%
         May 89                    7.46%
         Jun 89                    7.29%
         Jul 89                    7.16%
         Aug 89                    7.36%
         Sep 89                    7.47%
         Oct 89                    7.38%
         Nov 89                    7.24%
         Dec 89                    7.25%
         Jan 90                    7.45%
         Feb 90                    7.40%
         Mar 90                    7.52%
         Apr 90                    7.74%
         May 90                    7.53%
         Jun 90                    7.50%
         Jul 90                    7.35%
         Aug 90                    7.64%
         Sep 90                    7.79%
         Oct 90                    7.71%
         Nov 90                    7.47%
         Dec 90                    7.47%
         Jan 91                    7.39%
         Feb 91                    7.36%
         Mar 91                    7.34%
         Apr 91                    7.26%
         May 91                    7.21%
         Jun 91                    7.21%
         Jul 91                    7.11%
         Aug 91                    6.97%
         Sep 91                    6.89%
         Oct 91                    6.85%
         Nov 91                    6.90%
         Dec 91                    6.66%
         Jan 92                    6.72%
         Feb 92                    6.76%
         Mar 92                    6.76%
         Apr 92                    6.74%
         May 92                    6.63%
         Jun 92                    6.49%
         Jul 92                    6.19%
         Aug 92                    6.35%
         Sep 92                    6.39%
         Oct 92                    6.68%
         Nov 92                    6.42%
         Dec 92                    6.39%
         Jan 93                    6.31%
         Feb 93                    6.01%
         Mar 93                    6.04%
         Apr 93                    5.96%
         May 93                    5.89%
         Jun 93                    5.76%
         Jul 93                    5.78%
         Aug 93                    5.60%
         Sep 93                    5.47%
         Oct 93                    5.48%
         Nov 93                    5.65%
         Dec 93                    5.52%
         Jan 94                    5.45%
         Feb 94                    5.77%
         Mar 94                    6.36%
         Apr 94                    6.37%
         May 94                    6.40%
         Jun 94                    6.47%
         Jul 94                    6.33%
         Aug 94                    6.36%
         Sep 94                    6.58%
         Oct 94                    6.85%
         Nov 94                    7.16%
         Dec 94                    6.92%
         Jan 95                    6.66%
         Feb 95                    6.42%
         Mar 95                    6.37%
         Apr 95                    6.35%
         May 95                    6.10%
         Jun 95                    6.28%
         Jul 95                    6.19%
         Aug 95                    6.11%
         Sep 95                    6.07%
         Oct 95                    5.91%
         Nov 95                    5.74%
         Dec 95                    5.56%
         Jan 96                    5.57%
         Feb 96                    5.71%
         Mar 96                    5.96%
         Apr 96                    6.05%
         May 96                    6.09%
         Jun 96                    6.01%
         Jul 96                    5.98%
         Aug 96                    6.02%
         Sep 96                    5.89%
         Oct 96                    5.83%
         Nov 96                    5.66%
         Dec 96                    5.72%
         Jan 97                    5.82%
         Feb 97                    5.76%
         Mar 97                    5.95%
         Apr 97                    5.89%
         May 97                    5.74%
         Jun 97                    5.69%
         Jul 97                    5.40%
         Aug 97                    5.55%
         Sep 97                    5.47%
         Oct 97                    5.40%
         Nov 97                    5.36%
         Dec 97                    5.25%
         Jan 98                    5.19%
         Feb 98                    5.24%
         Mar 98                    5.27%
         Apr 98                    5.39%
         May 98                    5.22%
         Jun 98                    5.22%
         Jul 98                    5.26%
         Aug 98                    5.11%
         Sep 98                    4.99%
         Oct 98                    5.13%
         Nov 98                    5.10%
         Dec 98                    5.16%
         Jan 99                    5.09%
         Feb 99                    5.17%
         Mar 99                    5.23%
         Apr 99                    5.28%
         May 99                    5.37%
         Jun 99                    5.53%
         Jul 99                    5.59%
         Aug 99                    5.78%
         Sep 99                    5.89%
         Oct 99                    6.08%
         Nov 99                    6.12%
         Dec 99                    6.22%
         Jan 00                    6.31%
         Feb 00                    6.17%
         Mar 00                    5.94%
         Apr 00                    6.00%
         May 00                    6.13%
         Jun 00                    5.91%
         Jul 00                    5.79%
         Aug 00                    5.72%
         Sep 00                    5.82%
         Oct 00                    5.74%
         Nov 00                    5.75%
         Dec 00                    5.47%
         Jan 01                    5.45%
         Feb 01                    5.40%
         Mar 01                    5.30%
         Apr 01                    5.49%
         May 01                    5.42%
        June 01                    5.38%
         Jul 01                    5.25%
         Aug 01                    5.12%
         Sep-01                    5.22%
         Oct-01                    5.20%
         Nov-01                    5.30%
         Dec-01                    5.44%
         Jan-02                    5.33%
         Feb-02                    5.25%



Source: S&P Micropal (Bond Buyer 40, as of 2/28/02).
One cannot invest in an index; indexes are unmanaged.



                       NOT PART OF THE SHAREHOLDER REPORT

     Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q.   WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

     While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

     In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.




                                                             [GRAPHIC OMITTED]
                                                            FRANKLIN TEMPLETON
                                                                INVESTMENTS

                                                              DIVQ INS 04/2002


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN ARIZONA TAX-FREE INCOME FUND


[GRAPHIC OMITTED]
CREDIT QUALITY BREAKDOWN*
FRANKLIN ARIZONA TAX-FREE INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/02

AAA - 50.2%
AA -  12.1%
A -   20.6%
BBB - 15.5%
Below Investment Grade - 1.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN ARIZONA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ARIZONA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF ARIZONA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------


STATE UPDATE
[GRAPHIC OF ARIZONA OMITTED]
Arizona has a diverse and expanding economy with rapid population growth. During the past decade, the state was the second-fastest in population growth and is now home to more than 5 million people. The state's economy boasts a balanced mix of employment in the trade, services, finance, utilities and transportation sectors. In particular, growth was driven by the high-technology sector and relatively inexpensive land and housing costs, especially in relation to neighboring southern California. Sales tax collections grew with the population influx, averaging more than 8% annual growth in the past three years.2 However, Arizona is feeling the impact of the general economic slowdown on its revenues, as well as expenditure pressures related to health and education. During the year under review, the state's unemployment rate increased to 6.0% by February 2002, up from 3.8% in February 2001.3

Arizona's general fund finances have been strong since the early 1990s. The state's economy and financial operations experienced large operating surpluses in recent years, but they tightened considerably, while the state has maintained healthy budget reserves that offer a cushion in the face of potential economic volatility. In 1999, Arizona increased the funding level of its rainy day reserve fund to 7.1% of general fund revenues. The state's 2002 general fund budget includes a voter-approved 0.6% sales





1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RATINGSDIRECT, 10/11/01.

3. Source: Bureau of Labor Statistics, 3/26/02. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 74.

tax increase for educational programs, known as Proposition 301, which was expected to add $486 million in new revenues in fiscal year 2002. Based on preliminary data, however, collections are below budgeted expectations, and the governor is forecasting a shortfall for the biennium. To address this revenue shortfall, the state is considering a reduction in state revenue-sharing programs with cities and counties, the passage of revenue bonds up to $200 million annually over the biennium, and the possible use of up to $300 million of the rainy day fund.2

Arizona's outlook is stable, reflecting expectations of continued, though slower, economic growth and action to address the current budgetary shortfall. The state is facing expenditure pressures; however, Arizona's resources and active fiscal management should enable the state to accommodate these spending needs and maintain long-term financial stability.


PORTFOLIO NOTES
Arizona bond supply increased more than 100% in 2001 to $4.95 billion, up from $2.45 billion a year earlier.4 A low interest rate environment during the year helped municipalities to refinance debt, and many refunding deals came to market during the year. Although bond supply was up, demand was up as well, which generally supported municipal bond prices. Several new closed-end funds entered the marketplace nationally, and there was strong participation by institutional and retail buyers.

At the end of the year under review, Franklin Arizona Tax-Free Income Fund held $45.9 million par value in Gila County, Arizona, industrial development bonds backed by Asarco Inc. This position represented 1.60% of the Fund's total long-term investments on February 28, 2002, and was rated Ca by Moody's Investors Service and B+ by Standard & Poor's. Grupo Mexico SA, a publicly traded Mexican industrial conglomerate, purchased Asarco in late 1999 and is in the process of combining its Mexican mining operations with those of Asarco and its majority-owned subsidiary, Southern Peru Copper Corp. When this combination is complete, the new company will be the world's fourth-largest copper producer and third-largest holder of copper reserves. Grupo also owns 76% of the largest and most profitable railroad in Mexico,



PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
2/28/02

                     % OF TOTAL
                      LONG-TERM
                    INVESTMENTS
---------------------------------

Utilities                 24.9%

Hospital & Health Care    20.7%

Prerefunded               14.8%

Transportation             7.3%

Subject to Government
Appropriations             7.2%

General Obligation         6.7%

Housing                    5.0%

Tax-Supported              4.3%

Other Revenue              4.0%

Higher Education           3.2%

Corporate-Backed           1.9%





4. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund
2/28/02

                                                 DIVIDEND PER SHARE
                                       --------------------------------------
MONTH                                  CLASS A       CLASS B        CLASS C
-----------------------------------------------------------------------------
March                                  4.73 cents    4.20 cents    4.21 cents

April                                  4.73 cents    4.20 cents    4.21 cents

May                                    4.73 cents    4.20 cents    4.21 cents

June                                   4.73 cents    4.23 cents    4.24 cents

July                                   4.73 cents    4.23 cents    4.24 cents

August                                 4.73 cents    4.23 cents    4.24 cents

September                              4.60 cents    4.10 cents    4.10 cents

October                                4.60 cents    4.10 cents    4.10 cents

November                               4.60 cents    4.10 cents    4.10 cents

December                               4.60 cents    4.09 cents    4.09 cents

January                                4.60 cents    4.09 cents    4.09 cents

February                               4.60 cents    4.09 cents    4.09 cents
-----------------------------------------------------------------------------
TOTAL                                 55.98 CENTS   49.86 CENTS   49.92 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




and its leveraged buyout of Asarco and combination of mining assets creates a large, low-cost copper producer. However, it also greatly increased the company's total debt, which, combined with the weak global economy and historically low copper prices, led to downgrades in the corporate credit ratings of all bonds backed by Asarco. Franklin Arizona Tax-Free Income Fund's performance was adversely affected primarily due to the decline in this position's value. We continue to monitor the situation very closely and stay in direct contact with company officials.

We focused primarily on remaining fully invested throughout the period. Notable purchases during the period included Phoenix Civic Improvement Corp. Wastewater System, Scottsdale IDA Hospital, and Salt River Project Arizona Agricultural Improvement and Power District Electric Systems revenue bonds. The utilities and hospital & health care sectors represented the Fund's largest weightings at period-end, comprising 24.9% and 20.7% of total long-term investments.

The Fund was subject to bond calls during the 12-month period as municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of overall high credit quality with tax-free yields.1 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.86%, based on an annualization of the current 4.55 cent ($0.0455) per share dividend and the maximum offering price of $11.24 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Arizona state personal income tax bracket of 41.69% would need to earn 8.34% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Arizona Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ARIZONA
TAX-FREE INCOME FUND




PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        2/28/02    2/28/01
------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.07        $10.76     $10.83
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                              $0.5598

CLASS B                                      CHANGE        2/28/02    2/28/01
------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.05        $10.81     $10.86
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                              $0.4986

CLASS C                                      CHANGE        2/28/02    2/28/01
------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.05        $10.85     $10.90
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                              $0.4992



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return1                            +4.63%   +26.37%  +78.00%
Average Annual Total Return2                        +0.19%    +3.88%   +5.48%
Avg. Ann. Total Return (3/31/02)3                   -2.34%    +3.74%   +5.27%

Distribution Rate4                     4.86%
Taxable Equivalent Distribution Rate5  8.34%
30-Day Standardized Yield6             4.26%
Taxable Equivalent Yield5              7.31%


                                                                    INCEPTION
CLASS B                                                      1-YEAR  (2/1/00)
------------------------------------------------------------------------------
Cumulative Total Return1                                     +4.22%   +16.41%
Average Annual Total Return2                                 +0.24%    +6.25%
Avg. Ann. Total Return (3/31/02)3                            -2.47%    +5.00%

Distribution Rate4                     4.51%
Taxable Equivalent Distribution Rate5  7.74%
30-Day Standardized Yield6             3.90%
Taxable Equivalent Yield5              6.69%


                                                                    INCEPTION
CLASS C                                             1-YEAR   5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return1                            +4.21%   +23.16%  +39.00%
Average Annual Total Return2                        +2.18%    +4.05%   +4.79%
Avg. Ann. Total Return (3/31/02)3                   -0.56%    +3.87%   +4.43%

Distribution Rate4                     4.43%
Taxable Equivalent Distribution Rate5  7.60%
30-Day Standardized Yield6             3.86%
Taxable Equivalent Yield5              6.62%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Arizona state personal income tax bracket of 41.69%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



              Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




AVERAGE ANNUAL TOTAL RETURN
CLASS A            2/28/02
----------------------------
1-Year             +0.19%

5-Year             +3.88%

10-Year            +5.48%


CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
----------------------------------------------------------------------------
            Date       Franklin Arizona   Lehman Brothers            CPI7
                        Tax-Free Income    Municipal Bond
                         Fund-Class A          Index7
----------------------------------------------------------------------------
            03/01/1992      $9,574            $10,000               $10,000
            03/31/1992      $9,582            $10,003               $10,051
            04/30/1992      $9,655            $10,092               $10,065
            05/31/1992      $9,775            $10,211               $10,079
            06/30/1992      $9,897            $10,383               $10,115
            07/31/1992      $10,258           $10,694               $10,137
            08/31/1992      $10,146           $10,590               $10,165
            09/30/1992      $10,222           $10,659               $10,194
            10/31/1992      $10,109           $10,555               $10,229
            11/30/1992      $10,347           $10,744               $10,244
            12/31/1992      $10,482           $10,853               $10,236
            01/31/1993      $10,615           $10,979               $10,287
            02/28/1993      $10,866           $11,377               $10,323
            03/31/1993      $10,815           $11,256               $10,359
            04/30/1993      $10,879           $11,370               $10,388
            05/31/1993      $10,938           $11,433               $10,402
            06/30/1993      $11,117           $11,624               $10,417
            07/31/1993      $11,114           $11,639               $10,417
            08/31/1993      $11,335           $11,882               $10,446
            09/30/1993      $11,454           $12,017               $10,468
            10/31/1993      $11,485           $12,040               $10,511
            11/30/1993      $11,431           $11,934               $10,518
            12/31/1993      $11,656           $12,186               $10,518
            01/31/1994      $11,770           $12,325               $10,547
            02/28/1994      $11,521           $12,005               $10,582
            03/31/1994      $11,152           $11,517               $10,618
            04/30/1994      $11,205           $11,615               $10,633
            05/31/1994      $11,261           $11,716               $10,641
            06/30/1994      $11,230           $11,644               $10,677
            07/31/1994      $11,404           $11,857               $10,706
            08/31/1994      $11,450           $11,899               $10,749
            09/30/1994      $11,342           $11,724               $10,778
            10/31/1994      $11,181           $11,515               $10,785
            11/30/1994      $10,974           $11,307               $10,799
            12/31/1994      $11,186           $11,556               $10,799
            01/31/1995      $11,432           $11,886               $10,842
            02/28/1995      $11,713           $12,232               $10,886
            03/31/1995      $11,839           $12,373               $10,922
            04/30/1995      $11,871           $12,387               $10,958
            05/31/1995      $12,165           $12,783               $10,980
            06/30/1995      $12,086           $12,671               $11,002
            07/31/1995      $12,167           $12,792               $11,002
            08/31/1995      $12,289           $12,954               $11,030
            09/30/1995      $12,345           $13,036               $11,052
            10/31/1995      $12,517           $13,225               $11,089
            11/30/1995      $12,706           $13,444               $11,081
            12/31/1995      $12,819           $13,573               $11,073
            01/31/1996      $12,882           $13,677               $11,138
            02/29/1996      $12,797           $13,584               $11,174
            03/31/1996      $12,652           $13,410               $11,232
            04/30/1996      $12,634           $13,372               $11,276
            05/31/1996      $12,655           $13,367               $11,297
            06/30/1996      $12,804           $13,513               $11,304
            07/31/1996      $12,891           $13,634               $11,326
            08/31/1996      $12,901           $13,631               $11,347
            09/30/1996      $13,081           $13,822               $11,384
            10/31/1996      $13,200           $13,978               $11,420
            11/30/1996      $13,388           $14,234               $11,442
            12/31/1996      $13,359           $14,175               $11,442
            01/31/1997      $13,384           $14,201               $11,478
            02/28/1997      $13,493           $14,332               $11,514
            03/31/1997      $13,342           $14,141               $11,543
            04/30/1997      $13,448           $14,260               $11,556
            05/31/1997      $13,612           $14,476               $11,550
            06/30/1997      $13,739           $14,630               $11,563
            07/31/1997      $14,056           $15,036               $11,577
            08/31/1997      $13,958           $14,894               $11,599
            09/30/1997      $14,109           $15,072               $11,628
            10/31/1997      $14,191           $15,168               $11,657
            11/30/1997      $14,276           $15,258               $11,650
            12/31/1997      $14,461           $15,480               $11,636
            01/31/1998      $14,578           $15,640               $11,658
            02/28/1998      $14,593           $15,645               $11,681
            03/31/1998      $14,597           $15,659               $11,703
            04/30/1998      $14,568           $15,588               $11,724
            05/31/1998      $14,746           $15,834               $11,745
            06/30/1998      $14,789           $15,896               $11,759
            07/31/1998      $14,835           $15,936               $11,773
            08/31/1998      $15,017           $16,183               $11,787
            09/30/1998      $15,194           $16,385               $11,801
            10/31/1998      $15,182           $16,385               $11,830
            11/30/1998      $15,234           $16,443               $11,830
            12/31/1998      $15,249           $16,484               $11,823
            01/31/1999      $15,408           $16,680               $11,851
            02/28/1999      $15,349           $16,606               $11,865
            03/31/1999      $15,410           $16,630               $11,901
            04/30/1999      $15,433           $16,671               $11,988
            05/31/1999      $15,369           $16,575               $11,988
            06/30/1999      $15,143           $16,336               $11,988
            07/31/1999      $15,178           $16,395               $12,024
            08/31/1999      $14,986           $16,264               $12,053
            09/30/1999      $14,967           $16,270               $12,110
            10/31/1999      $14,693           $16,094               $12,132
            11/30/1999      $14,808           $16,265               $12,140
            12/31/1999      $14,664           $16,143               $12,140
            01/31/2000      $14,547           $16,072               $12,176
            02/29/2000      $14,711           $16,258               $12,248
            03/31/2000      $15,063           $16,613               $12,348
            04/30/2000      $14,972           $16,515               $12,356
            05/31/2000      $14,891           $16,429               $12,370
            06/30/2000      $15,249           $16,864               $12,435
            07/31/2000      $15,464           $17,099               $12,463
            08/31/2000      $15,710           $17,362               $12,463
            09/30/2000      $15,628           $17,272               $12,528
            10/31/2000      $15,792           $17,460               $12,549
            11/30/2000      $15,890           $17,593               $12,557
            12/31/2000      $16,178           $18,027               $12,549
            01/31/2001      $16,252           $18,206               $12,629
            02/28/2001      $16,302           $18,264               $12,679
            03/31/2001      $16,421           $18,428               $12,708
            04/30/2001      $16,269           $18,229               $12,759
            05/31/2001      $16,402           $18,426               $12,816
            06/30/2001      $16,559           $18,550               $12,838
            07/31/2001      $16,854           $18,824               $12,802
            08/31/2001      $17,065           $19,135               $12,802
            09/30/2001      $16,973           $19,070               $12,860
            10/31/2001      $17,051           $19,297               $12,816
            11/30/2001      $16,807           $19,135               $12,794
            12/31/2001      $16,662           $18,953               $12,744
            01/31/2002      $16,846           $19,281               $12,774
            02/28/2002      $17,044           $19,512               $12,825



AVERAGE ANNUAL TOTAL RETURN
CLASS B                 2/28/02
-------------------------------
1-Year                   +0.24%

Since Inception (2/1/00) +6.25%


CLASS B (2/1/00-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------------
     Date         Franklin Arizona          Lehman Brothers             CPI7
                   Tax-Free Income          Municipal Bond
                     Fund-Class B               Index7
--------------------------------------------------------------------------------
    02/01/2000         $10,000                 $10,000               $10,000
    02/29/2000         $10,121                 $10,116               $10,059
    03/31/2000         $10,359                 $10,337               $10,141
    04/30/2000         $10,302                 $10,276               $10,148
    05/31/2000         $10,240                 $10,222               $10,160
    06/30/2000         $10,481                 $10,493               $10,213
    07/31/2000         $10,633                 $10,639               $10,236
    08/31/2000         $10,795                 $10,803               $10,236
    09/30/2000         $10,735                 $10,747               $10,289
    10/31/2000         $10,841                 $10,864               $10,307
    11/30/2000         $10,914                 $10,946               $10,313
    12/31/2000         $11,096                 $11,217               $10,307
    01/31/2001         $11,142                 $11,328               $10,372
    02/28/2001         $11,171                 $11,364               $10,413
    03/31/2001         $11,257                 $11,466               $10,437
    04/30/2001         $11,136                 $11,342               $10,479
    05/31/2001         $11,232                 $11,465               $10,526
    06/30/2001         $11,335                 $11,542               $10,544
    07/31/2001         $11,530                 $11,712               $10,514
    08/31/2001         $11,669                 $11,906               $10,514
    09/30/2001         $11,601                 $11,865               $10,562
    10/31/2001         $11,648                 $12,006               $10,526
    11/30/2001         $11,489                 $11,906               $10,508
    12/31/2001         $11,374                 $11,792               $10,467
    01/31/2002         $11,492                 $11,996               $10,491
    02/28/2002         $11,341                 $12,140               $10,533


               Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
CLASS C                   2/28/02
---------------------------------
1-Year                    +2.18%

5-Year                    +4.05%

Since Inception (5/1/95)  +4.79%


CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------------
          Date        Franklin Arizona      Lehman Brothers           CPI7
                       Tax-Free Income      Municipal Bond
                        Fund-Class C             Index7
--------------------------------------------------------------------------------
          05/01/1995       $9,902               $10,000             $10,000
          05/31/1995       $10,167              $10,319             $10,020
          06/30/1995       $10,095              $10,229             $10,040
          07/31/1995       $10,157              $10,326             $10,040
          08/31/1995       $10,262              $10,458             $10,066
          09/29/1995       $10,314              $10,523             $10,086
          10/31/1995       $10,442              $10,676             $10,120
          11/30/1995       $10,602              $10,853             $10,112
          12/29/1995       $10,682              $10,957             $10,105
          01/31/1996       $10,737              $11,041             $10,165
          02/29/1996       $10,654              $10,966             $10,198
          03/29/1996       $10,539              $10,825             $10,251
          04/30/1996       $10,519              $10,795             $10,291
          05/31/1996       $10,529              $10,791             $10,310
          06/28/1996       $10,639              $10,908             $10,316
          07/31/1996       $10,714              $11,006             $10,336
          08/30/1996       $10,716              $11,004             $10,356
          09/30/1996       $10,859              $11,158             $10,389
          10/31/1996       $10,961              $11,284             $10,422
          11/29/1996       $11,111              $11,491             $10,442
          12/31/1996       $11,081              $11,443             $10,442
          01/31/1997       $11,088              $11,464             $10,475
          02/28/1997       $11,175              $11,570             $10,508
          03/31/1997       $11,056              $11,416             $10,534
          04/30/1997       $11,139              $11,512             $10,547
          05/31/1997       $11,268              $11,686             $10,540
          06/30/1997       $11,357              $11,811             $10,553
          07/31/1997       $11,614              $12,138             $10,565
          08/31/1997       $11,538              $12,024             $10,586
          09/30/1997       $11,656              $12,167             $10,612
          10/31/1997       $11,716              $12,245             $10,639
          11/30/1997       $11,781              $12,317             $10,632
          12/31/1997       $11,927              $12,497             $10,619
          01/31/1998       $12,028              $12,626             $10,640
          02/28/1998       $12,034              $12,629             $10,660
          03/31/1998       $12,032              $12,641             $10,680
          04/30/1998       $11,992              $12,584             $10,699
          05/31/1998       $12,132              $12,783             $10,719
          06/30/1998       $12,173              $12,832             $10,731
          07/31/1998       $12,192              $12,865             $10,744
          08/31/1998       $12,347              $13,064             $10,757
          09/30/1998       $12,497              $13,227             $10,770
          10/31/1998       $12,470              $13,227             $10,796
          11/30/1998       $12,505              $13,274             $10,796
          12/31/1998       $12,511              $13,307             $10,789
          01/31/1999       $12,634              $13,465             $10,815
          02/28/1999       $12,581              $13,406             $10,828
          03/31/1999       $12,635              $13,425             $10,861
          04/30/1999       $12,647              $13,458             $10,940
          05/31/1999       $12,579              $13,380             $10,940
          06/30/1999       $12,390              $13,187             $10,940
          07/31/1999       $12,413              $13,235             $10,973
          08/31/1999       $12,251              $13,129             $10,999
          09/30/1999       $12,231              $13,134             $11,052
          10/31/1999       $12,003              $12,992             $11,072
          11/30/1999       $12,089              $13,130             $11,079
          12/31/1999       $11,967              $13,032             $11,079
          01/31/2000       $11,867              $12,974             $11,112
          02/29/2000       $11,995              $13,125             $11,177
          03/31/2000       $12,275              $13,411             $11,269
          04/30/2000       $12,196              $13,332             $11,276
          05/31/2000       $12,124              $13,263             $11,289
          06/30/2000       $12,408              $13,614             $11,348
          07/31/2000       $12,575              $13,803             $11,374
          08/31/2000       $12,768              $14,016             $11,374
          09/30/2000       $12,708              $13,943             $11,433
          10/31/2000       $12,822              $14,095             $11,453
          11/30/2000       $12,908              $14,202             $11,460
          12/31/2000       $13,135              $14,553             $11,453
          01/31/2001       $13,177              $14,697             $11,525
          02/28/2001       $13,208              $14,744             $11,571
          03/31/2001       $13,310              $14,877             $11,598
          04/30/2001       $13,169              $14,716             $11,644
          05/31/2001       $13,282              $14,875             $11,696
          06/30/2001       $13,403              $14,974             $11,716
          07/31/2001       $13,633              $15,196             $11,683
          08/31/2001       $13,797              $15,447             $11,683
          09/30/2001       $13,718              $15,394             $11,736
          10/31/2001       $13,774              $15,578             $11,696
          11/30/2001       $13,573              $15,447             $11,676
          12/31/2001       $13,451              $15,300             $11,631
          01/31/2002       $13,591              $15,565             $11,657
          02/28/2002       $13,764              $15,751             $11,704


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

FRANKLIN COLORADO TAX-FREE INCOME FUND




CREDIT QUALITY BREAKDOWN*
FRANKLIN COLORADO TAX-FREE INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/02

[PIE CHART OMITTED]
AAA - 67.9%
AA - 7.7%
A - 11.4%
BBB - 12.1%
Below Investment Grade - 0.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN COLORADO TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF COLORADO MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



STATE UPDATE
[GRAPHIC OF COLORADO OMITTED]
Colorado has a record of solid financial performance during the past several years, driven by a trend of strong economic expansion. The state has enjoyed significant growth in population, employment and personal income, leading to impressive increases in state tax revenues over the past five years and enabling the state to refund substantial amounts of surplus revenue to residents each year. In addition, Colorado has implemented moderate permanent tax cuts and maintained general fund reserves well in excess of the statutory minimum of 4% of appropriations. The state projects a small cash deficit of $95 million in the general fund for its fiscal year ending June 30, 2002, due in large part to the national economic slowdown.2 However, there are substantial balances in other state funds and accounts, estimated at more than $2 billion, that may be borrowed by the state treasurer if necessary.3 Slower job growth in the state reflects layoffs in technology and other sectors.

A number of statutory and constitutional limits and requirements affecting spending and revenue growth strongly influence Colorado's finances. The Taxpayer Bill of Rights (TABOR) limits state revenue and expenditure growth to the population growth rate plus the inflation rate. Revenues exceeding this limit must be refunded, unless voters approve otherwise. TABOR also requires voter approval for any new tax or tax rate







1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RATINGSDIRECT, 10/8/01.

3. Source: Moody's Investors Service, COLORADO (STATE OF), 9/27/01. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 80.

increase. The state expects reserves to begin to recover in 2003, partially due to a census population revision, 3% higher than previously estimated, which increases the amount of revenue that may be retained as opposed to refunded each year in accordance with TABOR.

The outlook for Colorado is stable. Although the state's 2002 budget, even after anticipated revisions, remains vulnerable to further economic slowing, as well as possibly lower capital gains income, the state may rely on other available funds. In addition, despite the drop in projected cash balances, Colorado anticipated collecting $93.2 million in excess 2002 revenues under the state's constitutional revenue limit, which will have to be rebated to taxpayers in fiscal year 2003.3 The state expects to end fiscal year 2002 with a modest general fund reserve.


PORTFOLIO NOTES
Colorado bond supply increased 33.8% in 2001 to $6.04 billion, up from $4.51 billion a year earlier.4 A low interest rate environment during the year helped municipalities to refinance debt, and many refunding deals came to market during the year. Although bond supply was up, demand was up as well, which generally supported municipal bond prices. Several new closed-end funds entered the marketplace nationally, and there was strong participation by institutional and retail buyers.

Municipal bond yields generally decreased over the 12-month reporting period. Because bond prices rise as yields fall, the Fund's Class A share price, as measured by net asset value, increased from $11.64 on February 28, 2001, to $11.79 on February 28, 2002.

Unfortunately, the Fund was subject to calls as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher coupon bonds. We could reinvest the proceeds only at current, lower rates, causing the Fund's dividend distribution to decline during the 12-month period. (Please read our special feature, "Making Sense of Dividends.") We focused primarily on remaining fully invested throughout the period, as the yield spread between short- and long-maturity bonds remained fairly wide. Market volatility afforded us the opportunity to purchase bonds at attractive prices. Thus, we attempted




PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
2/28/02

                      % OF TOTAL
                       LONG-TERM
                     INVESTMENTS
--------------------------------

Hospital & Health Care    21.5%

Transportation            20.2%

Subject to Government
Appropriations            10.8%

Housing                   10.2%

Prerefunded                9.3%

Utilities                  9.1%

Tax-Supported              7.6%

General Obligation         4.0%

Higher Education           3.2%

Corporate-Backed           2.8%

Other Revenue              1.3%





4. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
2/28/02

                                                 DIVIDEND PER SHARE
-----------------------------------------------------------------------
MONTH                                         CLASS A        CLASS C
-----------------------------------------------------------------------

March                                         4.93 cents    4.38 cents

April                                         4.93 cents    4.38 cents

May                                           4.93 cents    4.38 cents

June                                          4.93 cents    4.40 cents

July                                          4.93 cents    4.40 cents

August                                        4.93 cents    4.40 cents

September                                     4.85 cents    4.32 cents

October                                       4.85 cents    4.32 cents

November                                      4.85 cents    4.32 cents

December                                      4.85 cents    4.29 cents

January                                       4.85 cents    4.29 cents

February                                      4.85 cents    4.29 cents
-----------------------------------------------------------------------
TOTAL                                        58.68 CENTS   52.17 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




to be more active when the market declined and yields increased. Purchases during the reporting period included Northwest Parkway Public Highway, Denver Health and Hospital Authority, Broomfield Sales and Use Tax, and Broomfield Sewer Activity Enterprise Sewer and Wastewater revenue bonds. The hospital & health care and transportation sectors represented the Fund's largest weightings at period-end, comprising 21.5% and 20.2% of total long-term investments.

Keep in mind that your Fund combines the advantage of overall high credit quality with tax-free yields.1 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.73%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $12.31 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Arizona state personal income tax bracket of 41.44% would need to earn 8.08% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Colorado Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN COLORADO
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.15        $11.79     $11.64
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                               $0.5868

CLASS C                                       CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.16        $11.86     $11.70
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                               $0.5217




PERFORMANCE

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return1                            +6.48%   +30.96%  +87.90%
Average Annual Total Return2                        +1.93%    +4.64%   +6.05%
Avg. Ann. Total Return (3/31/02)3                   -0.25%    +4.57%   +5.87%

Distribution Rate4                     4.73%
Taxable Equivalent Distribution Rate5  8.08%
30-Day Standardized Yield6             3.93%
Taxable Equivalent Yield5              6.71%


                                                                     INCEPTION
CLASS C                                             1-YEAR   5-YEAR  (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return1                            +5.95%   +27.54%  +45.30%
Average Annual Total Return2                        +3.88%    +4.77%   +5.46%
Avg. Ann. Total Return (3/31/02)3                   +1.48%    +4.70%   +5.16%

Distribution Rate4                     4.31%
Taxable Equivalent Distribution Rate5  7.36%
30-Day Standardized Yield6             3.53%
Taxable Equivalent Yield5              6.03%


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Colorado state personal income tax bracket of 41.44%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------------
           Date           Franklin        Lehman Brothers                CPI7
                          Colorado         Municipal Bond
                       Tax-Free Income         Index7
                        Fund-Class A
--------------------------------------------------------------------------------
           03/01/1992      $9,579             $10,000                   $10,000
           03/31/1992      $9,606             $10,003                   $10,051
           04/30/1992      $9,688             $10,092                   $10,065
           05/31/1992      $9,826             $10,211                   $10,079
           06/30/1992      $9,958             $10,383                   $10,115
           07/31/1992      $10,333            $10,694                   $10,137
           08/31/1992      $10,226            $10,590                   $10,165
           09/30/1992      $10,249            $10,659                   $10,194
           10/31/1992      $10,078            $10,555                   $10,229
           11/30/1992      $10,351            $10,744                   $10,244
           12/31/1992      $10,505            $10,853                   $10,236
           01/31/1993      $10,621            $10,979                   $10,287
           02/28/1993      $10,972            $11,377                   $10,323
           03/31/1993      $10,915            $11,256                   $10,359
           04/30/1993      $11,001            $11,370                   $10,388
           05/31/1993      $11,052            $11,433                   $10,402
           06/30/1993      $11,221            $11,624                   $10,417
           07/31/1993      $11,247            $11,639                   $10,417
           08/31/1993      $11,475            $11,882                   $10,446
           09/30/1993      $11,613            $12,017                   $10,468
           10/31/1993      $11,655            $12,040                   $10,511
           11/30/1993      $11,623            $11,934                   $10,518
           12/31/1993      $11,845            $12,186                   $10,518
           01/31/1994      $11,967            $12,325                   $10,547
           02/28/1994      $11,711            $12,005                   $10,582
           03/31/1994      $11,251            $11,517                   $10,618
           04/30/1994      $11,275            $11,615                   $10,633
           05/31/1994      $11,353            $11,716                   $10,641
           06/30/1994      $11,274            $11,644                   $10,677
           07/31/1994      $11,487            $11,857                   $10,706
           08/31/1994      $11,515            $11,899                   $10,749
           09/30/1994      $11,370            $11,724                   $10,778
           10/31/1994      $11,182            $11,515                   $10,785
           11/30/1994      $10,970            $11,307                   $10,799
           12/31/1994      $11,201            $11,556                   $10,799
           01/31/1995      $11,550            $11,886                   $10,842
           02/28/1995      $11,838            $12,232                   $10,886
           03/31/1995      $11,942            $12,373                   $10,922
           04/30/1995      $11,975            $12,387                   $10,958
           05/31/1995      $12,287            $12,783                   $10,980
           06/30/1995      $12,210            $12,671                   $11,002
           07/31/1995      $12,279            $12,792                   $11,002
           08/31/1995      $12,454            $12,954                   $11,030
           09/30/1995      $12,511            $13,036                   $11,052
           10/31/1995      $12,681            $13,225                   $11,089
           11/30/1995      $12,879            $13,444                   $11,081
           12/31/1995      $13,000            $13,573                   $11,073
           01/31/1996      $13,063            $13,677                   $11,138
           02/29/1996      $13,035            $13,584                   $11,174
           03/31/1996      $12,918            $13,410                   $11,232
           04/30/1996      $12,913            $13,372                   $11,276
           05/31/1996      $12,922            $13,367                   $11,297
           06/30/1996      $13,035            $13,513                   $11,304
           07/31/1996      $13,133            $13,634                   $11,326
           08/31/1996      $13,138            $13,631                   $11,347
           09/30/1996      $13,316            $13,822                   $11,384
           10/31/1996      $13,446            $13,978                   $11,420
           11/30/1996      $13,645            $14,234                   $11,442
           12/31/1996      $13,621            $14,175                   $11,442
           01/31/1997      $13,637            $14,201                   $11,478
           02/28/1997      $13,746            $14,332                   $11,514
           03/31/1997      $13,591            $14,141                   $11,543
           04/30/1997      $13,698            $14,260                   $11,556
           05/31/1997      $13,861            $14,476                   $11,550
           06/30/1997      $14,009            $14,630                   $11,563
           07/31/1997      $14,357            $15,036                   $11,577
           08/31/1997      $14,228            $14,894                   $11,599
           09/30/1997      $14,423            $15,072                   $11,628
           10/31/1997      $14,513            $15,168                   $11,657
           11/30/1997      $14,608            $15,258                   $11,650
           12/31/1997      $14,824            $15,480                   $11,636
           01/31/1998      $14,975            $15,640                   $11,658
           02/28/1998      $14,965            $15,645                   $11,681
           03/31/1998      $14,996            $15,659                   $11,703
           04/30/1998      $14,945            $15,588                   $11,724
           05/31/1998      $15,169            $15,834                   $11,745
           06/30/1998      $15,229            $15,896                   $11,759
           07/31/1998      $15,261            $15,936                   $11,773
           08/31/1998      $15,451            $16,183                   $11,787
           09/30/1998      $15,626            $16,385                   $11,801
           10/31/1998      $15,591            $16,385                   $11,830
           11/30/1998      $15,657            $16,443                   $11,830
           12/31/1998      $15,676            $16,484                   $11,823
           01/31/1999      $15,818            $16,680                   $11,851
           02/28/1999      $15,752            $16,606                   $11,865
           03/31/1999      $15,813            $16,630                   $11,901
           04/30/1999      $15,824            $16,671                   $11,988
           05/31/1999      $15,725            $16,575                   $11,988
           06/30/1999      $15,505            $16,336                   $11,988
           07/31/1999      $15,514            $16,395                   $12,024
           08/31/1999      $15,306            $16,264                   $12,053
           09/30/1999      $15,277            $16,270                   $12,110
           10/31/1999      $15,002            $16,094                   $12,132
           11/30/1999      $15,157            $16,265                   $12,140
           12/31/1999      $14,979            $16,143                   $12,140
           01/31/2000      $14,828            $16,072                   $12,176
           02/29/2000      $15,030            $16,258                   $12,248
           03/31/2000      $15,428            $16,613                   $12,348
           04/30/2000      $15,329            $16,515                   $12,356
           05/31/2000      $15,225            $16,429                   $12,370
           06/30/2000      $15,628            $16,864                   $12,435
           07/31/2000      $15,824            $17,099                   $12,463
           08/31/2000      $16,077            $17,362                   $12,463
           09/30/2000      $15,958            $17,272                   $12,528
           10/31/2000      $16,148            $17,460                   $12,549
           11/30/2000      $16,274            $17,593                   $12,557
           12/31/2000      $16,711            $18,027                   $12,549
           01/31/2001      $16,844            $18,206                   $12,629
           02/28/2001      $16,909            $18,264                   $12,679
           03/31/2001      $17,043            $18,428                   $12,708
           04/30/2001      $16,929            $18,229                   $12,759
           05/31/2001      $17,076            $18,426                   $12,816
           06/30/2001      $17,276            $18,550                   $12,838
           07/31/2001      $17,562            $18,824                   $12,802
           08/31/2001      $17,859            $19,135                   $12,802
           09/30/2001      $17,715            $19,070                   $12,860
           10/31/2001      $17,915            $19,297                   $12,816
           11/30/2001      $17,775            $19,135                   $12,794
           12/31/2001      $17,563            $18,953                   $12,744
           01/31/2002      $17,850            $19,281                   $12,774
           02/28/2002      $17,989            $19,512                   $12,825


CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------------
           Date       Franklin Colorado     Lehman Brothers          CPI7
                       Tax-Free Income      Municipal Bond
                         Fund-Class C            Index7
--------------------------------------------------------------------------------
           05/01/1995       $9,896              $10,000            $10,000
           05/31/1995      $10,157              $10,319            $10,020
           06/30/1995      $10,096              $10,229            $10,040
           07/31/1995      $10,149              $10,326            $10,040
           08/31/1995      $10,288              $10,458            $10,066
           09/29/1995      $10,330              $10,523            $10,086
           10/31/1995      $10,474              $10,676            $10,120
           11/30/1995      $10,632              $10,853            $10,112
           12/29/1995      $10,726              $10,957            $10,105
           01/31/1996      $10,773              $11,041            $10,165
           02/29/1996      $10,745              $10,966            $10,198
           03/29/1996      $10,642              $10,825            $10,251
           04/30/1996      $10,633              $10,795            $10,291
           05/31/1996      $10,635              $10,791            $10,310
           06/28/1996      $10,733              $10,908            $10,316
           07/31/1996      $10,798              $11,006            $10,336
           08/30/1996      $10,808              $11,004            $10,356
           09/30/1996      $10,949              $11,158            $10,389
           10/31/1996      $11,050              $11,284            $10,422
           11/29/1996      $11,208              $11,491            $10,442
           12/31/1996      $11,183              $11,443            $10,442
           01/31/1997      $11,190              $11,464            $10,475
           02/28/1997      $11,274              $11,570            $10,508
           03/31/1997      $11,141              $11,416            $10,534
           04/30/1997      $11,224              $11,512            $10,547
           05/31/1997      $11,351              $11,686            $10,540
           06/30/1997      $11,475              $11,811            $10,553
           07/31/1997      $11,744              $12,138            $10,565
           08/31/1997      $11,644              $12,024            $10,586
           09/30/1997      $11,787              $12,167            $10,612
           10/31/1997      $11,856              $12,245            $10,639
           11/30/1997      $11,938              $12,317            $10,632
           12/31/1997      $12,108              $12,497            $10,619
           01/31/1998      $12,224              $12,626            $10,640
           02/28/1998      $12,221              $12,629            $10,660
           03/31/1998      $12,229              $12,641            $10,680
           04/30/1998      $12,183              $12,584            $10,699
           05/31/1998      $12,360              $12,783            $10,719
           06/30/1998      $12,402              $12,832            $10,731
           07/31/1998      $12,430              $12,865            $10,744
           08/31/1998      $12,579              $13,064            $10,757
           09/30/1998      $12,715              $13,227            $10,770
           10/31/1998      $12,681              $13,227            $10,796
           11/30/1998      $12,728              $13,274            $10,796
           12/31/1998      $12,738              $13,307            $10,789
           01/31/1999      $12,847              $13,465            $10,815
           02/28/1999      $12,787              $13,406            $10,828
           03/31/1999      $12,831              $13,425            $10,861
           04/30/1999      $12,834              $13,458            $10,940
           05/31/1999      $12,759              $13,380            $10,940
           06/30/1999      $12,565              $13,187            $10,940
           07/31/1999      $12,567              $13,235            $10,973
           08/31/1999      $12,393              $13,129            $10,999
           09/30/1999      $12,353              $13,134            $11,052
           10/31/1999      $12,126              $12,992            $11,072
           11/30/1999      $12,243              $13,130            $11,079
           12/31/1999      $12,106              $13,032            $11,079
           01/31/2000      $11,979              $12,974            $11,112
           02/29/2000      $12,136              $13,125            $11,177
           03/31/2000      $12,439              $13,411            $11,269
           04/30/2000      $12,355              $13,332            $11,276
           05/31/2000      $12,277              $13,263            $11,289
           06/30/2000      $12,595              $13,614            $11,348
           07/31/2000      $12,746              $13,803            $11,374
           08/31/2000      $12,944              $14,016            $11,374
           09/30/2000      $12,843              $13,943            $11,433
           10/31/2000      $12,988              $14,095            $11,453
           11/30/2000      $13,094              $14,202            $11,460
           12/31/2000      $13,439              $14,553            $11,453
           01/31/2001      $13,538              $14,697            $11,525
           02/28/2001      $13,572              $14,744            $11,571
           03/31/2001      $13,683              $14,877            $11,598
           04/30/2001      $13,574              $14,716            $11,644
           05/31/2001      $13,684              $14,875            $11,696
           06/30/2001      $13,848              $14,974            $11,716
           07/31/2001      $14,071              $15,196            $11,683
           08/31/2001      $14,300              $15,447            $11,683
           09/30/2001      $14,167              $15,394            $11,736
           10/31/2001      $14,332              $15,578            $11,696
           11/30/2001      $14,201              $15,447            $11,676
           12/31/2001      $14,038              $15,300            $11,631
           01/31/2002      $14,258              $15,565            $11,657
           02/28/2002      $14,379              $15,751            $11,704


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN CONNECTICUT TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND CONNECTICUT STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF CONNECTICUT MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



STATE UPDATE
[GRAPHIC OF CONNECTICUT OMITTED]
Connecticut's ability to plan and then adjust has helped the state cope with the negative effects of a slowing national economy. Conservative financial management in the midst of the 1990s' bull market helped produce budget surpluses, which were largely due to capital gains taxes. However, Connecticut remained cautious and wisely planned to treat these as non-recurring revenues to avoid spending commitments. When the country entered a recession in March, Connecticut's economy held up relatively well with moderate growth. Still, no state was completely immune from the national economy's ills, and Connecticut's budget faced a $302 million operating deficit for fiscal year 2002.2 The state responded quickly to projected revenue reductions resulting from weakness in personal income tax, sales and use tax, and inheritance and estate tax collections. In mid-November, a special legislative session convened to enact budget reductions and lower expenditure appropriations. Along with the governor's allotment modifications, these adjustments brought the revised deficit to a more manageable shortfall of less than 1% of general fund expenditures.3



CREDIT QUALITY BREAKDOWN*
FRANKLIN CONNECTICUT TAX-FREE
INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/02

[PIE CHART OMITTED]
AAA - 50.2%
AA - 15.4%
A - 14.7%
BBB - 19.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with a broader geographical diversification.

2. Source: Standard & Poor's, RATINGSDIRECT, 12/4/01. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Moody's Investors Service, CONNECTICUT (STATE OF), 11/30/01. This does not indicate Moody's rating of the Fund. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 84.

Although Connecticut's borrowing rate relative to the rest of the nation remains high, the state's ratio of debt to personal income has fallen slightly. The state boasts of consistently strong resident wealth levels and the nation's highest per-capita income, while maintaining an unemployment rate well below the national average. Steady growth for highly skilled and well-paid jobs in the financial services and high-tech industries has helped offset some of Connecticut's manufacturing losses.

Careful and responsive budgeting should enable Connecticut's economy to remain flexible. Surpluses have been safely tucked into the state's rainy day reserve fund, which is fully funded at approximately $595 million.2 Although the duration and depth of any economic downturn is difficult to predict, Connecticut seems well-positioned to weather the current cycle. With its diverse and high wealth economy, the state maintains a stable outlook. Standard & Poor's and Moody's, two independent credit rating agencies, assigned Connecticut's general obligation debt their higher ratings of AA and Aa2.2, 3


PORTFOLIO NOTES
Municipal bond yields generally declined during the year under review. Because bond prices rise when yields fall, Franklin Connecticut Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.63 on February 28, 2001, to $10.88 on February 28, 2002.

As interest rates remained low during the 12 months under review, many municipalities were motivated to borrow, and issuers continued to take advantage of inexpensive borrowing costs. The low interest rate environment, in conjunction with declining tax receipts, sparked a significant outbreak of municipal bond activity. The need for capital improvement also contributed to the fervor, and 2001 closed as the year with the second highest amount of national issuance for the past decade at $286.6 billion.4 As 2002 began, the momentum continued with a record January issuance of $20.4 billion in long-term bonds.5




PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
2/28/02

                     % OF TOTAL
                      LONG-TERM
                    INVESTMENTS
-------------------------------
Hospital & Health Care*  25.1%

Higher Education         20.6%

General Obligation       12.6%

Utilities                11.7%

Housing                   8.5%

Prerefunded               7.6%

Subject to Government
Appropriations            5.3%

Other Revenue             3.9%

Transportation            2.3%

Tax-Supported             1.7%

Corporate-Backed          0.7%


*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospital & health care. A change that affects one project may affect all similar projects, thereby increasing market risk.






4. Source: THE BOND BUYER, 1/2/02.

5. Source: THE BOND BUYER, 2/1/02.

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/01-2/28/02

                                                       DIVIDEND PER SHARE
                                                -----------------------------
MONTH                                               CLASS A        CLASS C
-----------------------------------------------------------------------------
March                                               4.56 cents    4.05 cents

April                                               4.56 cents    4.05 cents

May                                                 4.56 cents    4.05 cents

June                                                4.46 cents    3.97 cents

July                                                4.46 cents    3.97 cents

August                                              4.46 cents    3.97 cents

September                                           4.40 cents    3.91 cents

October                                             4.40 cents    3.91 cents

November                                            4.40 cents    3.91 cents

December                                            4.30 cents    3.79 cents

January                                             4.30 cents    3.79 cents

February                                            4.30 cents    3.79 cents
-----------------------------------------------------------------------------
TOTAL                                              53.16 CENTS   47.16 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Issuance increased dramatically in many states. For the year 2001, the supply of Connecticut bonds was up 66.8%. Additionally, Puerto Rico experienced a tremendous year, closing with $5.9 billion of issuance.4 These Puerto Rico bonds offered many attractive investment opportunities for Franklin Connecticut Tax-Free Income Fund as well. As a result, we increased our holdings in territorial securities. Notable purchases during the reporting period included Puerto Rico PBA, Puerto Rico Public Finance Corp. and Puerto Rico Electric Power Authority Power revenue bonds. It is important to note that Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states. We also purchased University of Connecticut Revenue bonds.

During the 12 months under review, sales included New Haven GO, Connecticut State Airport Revenue and Puerto Rico Municipal Finance Agency Revenue bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.54%, based on an annualization of the current 4.3 cent ($0.043) per share dividend and the maximum offering price of $11.36 on February 28, 2002. An investor in the maximum combined federal and Connecticut state personal income tax bracket of 41.36% would need to earn 7.74% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

The Fund was subject to bond calls during the 12-month reporting period. Many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. The Fund could reinvest the proceeds only at current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Connecticut Tax-Free Income Fund. We believe our broad portfolio diversification should help cushion the Fund from volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.25        $10.88     $10.63
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                               $0.5316

CLASS C                                       CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.26        $10.92     $10.66
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                               $0.4716



PERFORMANCE

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return1                            +7.53%   +29.35%  +79.46%
Average Annual Total Return2                        +2.98%    +4.38%   +5.56%
Avg. Ann. Total Return (3/31/02)3                   +0.02%    +4.13%   +5.35%

Distribution Rate4                     4.54%
Taxable Equivalent Distribution Rate5  7.74%
30-Day Standardized Yield6             4.20%
Taxable Equivalent Yield5              7.16%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                             +7.01%   +25.96%  +42.18%
Average Annual Total Return2                         +4.93%    +4.51%   +5.13%
Avg. Ann. Total Return (3/31/02)3                    +1.88%    +4.28%   +4.76%

Distribution Rate4                     4.12%
Taxable Equivalent Distribution Rate5  7.03%
30-Day Standardized Yield6             3.81%
Taxable Equivalent Yield5              6.50%



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Connecticut state personal income tax bracket of 41.36%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------------
           Date             Franklin         Lehman Brothers         CPI7
                          Connecticut       Municipal Bond
                        Tax-Free Income          Index7
                         Fund-Class A
--------------------------------------------------------------------------------
           03/01/1992       $9,574              10,000             10,000
           03/31/1992       $9,587              10,003             10,051
           04/30/1992       $9,655              10,092             10,065
           05/31/1992       $9,795              10,211             10,079
           06/30/1992       $9,910              10,383             10,115
           07/31/1992       $10,231             10,694             10,137
           08/31/1992       $10,103             10,590             10,165
           09/30/1992       $10,126             10,659             10,194
           10/31/1992       $9,968              10,555             10,229
           11/30/1992       $10,198             10,744             10,244
           12/31/1992       $10,366             10,853             10,236
           01/31/1993       $10,501             10,979             10,287
           02/28/1993       $10,805             11,377             10,323
           03/31/1993       $10,759             11,256             10,359
           04/30/1993       $10,842             11,370             10,388
           05/31/1993       $10,881             11,433             10,402
           06/30/1993       $11,072             11,624             10,417
           07/31/1993       $11,074             11,639             10,417
           08/31/1993       $11,317             11,882             10,446
           09/30/1993       $11,451             12,017             10,468
           10/31/1993       $11,478             12,040             10,511
           11/30/1993       $11,429             11,934             10,518
           12/31/1993       $11,646             12,186             10,518
           01/31/1994       $11,749             12,325             10,547
           02/28/1994       $11,498             12,005             10,582
           03/31/1994       $11,094             11,517             10,618
           04/30/1994       $11,082             11,615             10,633
           05/31/1994       $11,188             11,716             10,641
           06/30/1994       $11,116             11,644             10,677
           07/31/1994       $11,314             11,857             10,706
           08/31/1994       $11,338             11,899             10,749
           09/30/1994       $11,204             11,724             10,778
           10/31/1994       $10,994             11,515             10,785
           11/30/1994       $10,715             11,307             10,799
           12/31/1994       $11,015             11,556             10,799
           01/31/1995       $11,297             11,886             10,842
           02/28/1995       $11,543             12,232             10,886
           03/31/1995       $11,625             12,373             10,922
           04/30/1995       $11,666             12,387             10,958
           05/31/1995       $11,944             12,783             10,980
           06/30/1995       $11,847             12,671             11,002
           07/31/1995       $11,916             12,792             11,002
           08/31/1995       $12,070             12,954             11,030
           09/30/1995       $12,169             13,036             11,052
           10/31/1995       $12,318             13,225             11,089
           11/30/1995       $12,479             13,444             11,081
           12/31/1995       $12,592             13,573             11,073
           01/31/1996       $12,653             13,677             11,138
           02/29/1996       $12,586             13,584             11,174
           03/31/1996       $12,472             13,410             11,232
           04/30/1996       $12,485             13,372             11,276
           05/31/1996       $12,515             13,367             11,297
           06/30/1996       $12,642             13,513             11,304
           07/31/1996       $12,728             13,634             11,326
           08/31/1996       $12,763             13,631             11,347
           09/30/1996       $12,895             13,822             11,384
           10/31/1996       $12,995             13,978             11,420
           11/30/1996       $13,162             14,234             11,442
           12/31/1996       $13,154             14,175             11,442
           01/31/1997       $13,183             14,201             11,478
           02/28/1997       $13,280             14,332             11,514
           03/31/1997       $13,175             14,141             11,543
           04/30/1997       $13,258             14,260             11,556
           05/31/1997       $13,436             14,476             11,550
           06/30/1997       $13,560             14,630             11,563
           07/31/1997       $13,866             15,036             11,577
           08/31/1997       $13,777             14,894             11,599
           09/30/1997       $13,928             15,072             11,628
           10/31/1997       $13,994             15,168             11,657
           11/30/1997       $14,091             15,258             11,650
           12/31/1997       $14,270             15,480             11,636
           01/31/1998       $14,386             15,640             11,658
           02/28/1998       $14,423             15,645             11,681
           03/31/1998       $14,439             15,659             11,703
           04/30/1998       $14,446             15,588             11,724
           05/31/1998       $14,624             15,834             11,745
           06/30/1998       $14,684             15,896             11,759
           07/31/1998       $14,739             15,936             11,773
           08/31/1998       $14,896             16,183             11,787
           09/30/1998       $15,034             16,385             11,801
           10/31/1998       $15,022             16,385             11,830
           11/30/1998       $15,073             16,443             11,830
           12/31/1998       $15,122             16,484             11,823
           01/31/1999       $15,280             16,680             11,851
           02/28/1999       $15,234             16,606             11,865
           03/31/1999       $15,279             16,630             11,901
           04/30/1999       $15,273             16,671             11,988
           05/31/1999       $15,208             16,575             11,988
           06/30/1999       $14,960             16,336             11,988
           07/31/1999       $14,993             16,395             12,024
           08/31/1999       $14,771             16,264             12,053
           09/30/1999       $14,736             16,270             12,110
           10/31/1999       $14,463             16,094             12,132
           11/30/1999       $14,576             16,265             12,140
           12/31/1999       $14,390             16,143             12,140
           01/31/2000       $14,214             16,072             12,176
           02/29/2000       $14,334             16,258             12,248
           03/31/2000       $14,710             16,613             12,348
           04/30/2000       $14,603             16,515             12,356
           05/31/2000       $14,504             16,429             12,370
           06/30/2000       $14,874             16,864             12,435
           07/31/2000       $15,074             17,099             12,463
           08/31/2000       $15,317             17,362             12,463
           09/30/2000       $15,234             17,272             12,528
           10/31/2000       $15,394             17,460             12,549
           11/30/2000       $15,505             17,593             12,557
           12/31/2000       $15,808             18,027             12,549
           01/31/2001       $15,893             18,206             12,629
           02/28/2001       $15,974             18,264             12,679
           03/31/2001       $16,135             18,428             12,708
           04/30/2001       $15,964             18,229             12,759
           05/31/2001       $16,154             18,426             12,816
           06/30/2001       $16,280             18,550             12,838
           07/31/2001       $16,599             18,824             12,802
           08/31/2001       $16,898             19,135             12,802
           09/30/2001       $16,775             19,070             12,860
           10/31/2001       $17,035             19,297             12,816
           11/30/2001       $16,866             19,135             12,794
           12/31/2001       $16,699             18,953             12,744
           01/31/2002       $16,968             19,281             12,774
           02/28/2002       $17,176             19,512             12,825


CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------------
           Date            Franklin         Lehman Brothers            CPI7
                         Connecticut     Municipal Bond Index7
                       Tax-Free Income
                         Fund-Class C
--------------------------------------------------------------------------------
           05/01/1995       $9,898              $10,000            $10,000
           05/31/1995      $10,137              $10,319            $10,020
           06/30/1995      $10,058              $10,229            $10,040
           07/31/1995      $10,111              $10,326            $10,040
           08/31/1995      $10,246              $10,458            $10,066
           09/29/1995      $10,334              $10,523            $10,086
           10/31/1995      $10,454              $10,676            $10,120
           11/30/1995      $10,585              $10,853            $10,112
           12/29/1995      $10,655              $10,957            $10,105
           01/31/1996      $10,701              $11,041            $10,165
           02/29/1996      $10,635              $10,966            $10,198
           03/29/1996      $10,533              $10,825            $10,251
           04/30/1996      $10,549              $10,795            $10,291
           05/31/1996      $10,568              $10,791            $10,310
           06/28/1996      $10,641              $10,908            $10,316
           07/31/1996      $10,719              $11,006            $10,336
           08/30/1996      $10,765              $11,004            $10,356
           09/30/1996      $10,871              $11,158            $10,389
           10/31/1996      $10,951              $11,284            $10,422
           11/29/1996      $11,085              $11,491            $10,442
           12/31/1996      $11,063              $11,443            $10,442
           01/31/1997      $11,082              $11,464            $10,475
           02/28/1997      $11,171              $11,570            $10,508
           03/31/1997      $11,077              $11,416            $10,534
           04/30/1997      $11,142              $11,512            $10,547
           05/31/1997      $11,286              $11,686            $10,540
           06/30/1997      $11,395              $11,811            $10,553
           07/31/1997      $11,637              $12,138            $10,565
           08/31/1997      $11,557              $12,024            $10,586
           09/30/1997      $11,687              $12,167            $10,612
           10/31/1997      $11,727              $12,245            $10,639
           11/30/1997      $11,814              $12,317            $10,632
           12/31/1997      $11,958              $12,497            $10,619
           01/31/1998      $12,049              $12,626            $10,640
           02/28/1998      $12,075              $12,629            $10,660
           03/31/1998      $12,083              $12,641            $10,680
           04/30/1998      $12,084              $12,584            $10,699
           05/31/1998      $12,226              $12,783            $10,719
           06/30/1998      $12,270              $12,832            $10,731
           07/31/1998      $12,311              $12,865            $10,744
           08/31/1998      $12,435              $13,064            $10,757
           09/30/1998      $12,545              $13,227            $10,770
           10/31/1998      $12,528              $13,227            $10,796
           11/30/1998      $12,565              $13,274            $10,796
           12/31/1998      $12,599              $13,307            $10,789
           01/31/1999      $12,725              $13,465            $10,815
           02/28/1999      $12,681              $13,406            $10,828
           03/31/1999      $12,712              $13,425            $10,861
           04/30/1999      $12,712              $13,458            $10,940
           05/31/1999      $12,642              $13,380            $10,940
           06/30/1999      $12,431              $13,187            $10,940
           07/31/1999      $12,464              $13,235            $10,973
           08/31/1999      $12,264              $13,129            $10,999
           09/30/1999      $12,229              $13,134            $11,052
           10/31/1999      $11,999              $12,992            $11,072
           11/30/1999      $12,087              $13,130            $11,079
           12/31/1999      $11,927              $13,032            $11,079
           01/31/2000      $11,777              $12,974            $11,112
           02/29/2000      $11,883              $13,125            $11,177
           03/31/2000      $12,190              $13,411            $11,269
           04/30/2000      $12,096              $13,332            $11,276
           05/31/2000      $11,995              $13,263            $11,289
           06/30/2000      $12,294              $13,614            $11,348
           07/31/2000      $12,454              $13,803            $11,374
           08/31/2000      $12,648              $14,016            $11,374
           09/30/2000      $12,575              $13,943            $11,433
           10/31/2000      $12,701              $14,095            $11,453
           11/30/2000      $12,786              $14,202            $11,460
           12/31/2000      $13,029              $14,553            $11,453
           01/31/2001      $13,094              $14,697            $11,525
           02/28/2001      $13,151              $14,744            $11,571
           03/31/2001      $13,277              $14,877            $11,598
           04/30/2001      $13,130              $14,716            $11,644
           05/31/2001      $13,291              $14,875            $11,696
           06/30/2001      $13,388              $14,974            $11,716
           07/31/2001      $13,643              $15,196            $11,683
           08/31/2001      $13,882              $15,447            $11,683
           09/30/2001      $13,776              $15,394            $11,736
           10/31/2001      $13,983              $15,578            $11,696
           11/30/2001      $13,839              $15,447            $11,676
           12/31/2001      $13,696              $15,300            $11,631
           01/31/2002      $13,910              $15,565            $11,657
           02/28/2002      $14,073              $15,751            $11,704


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN DOUBLE TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
FRANKLIN DOUBLE TAX-FREE INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/02

[PIE CHART OMITTED]
AAA - 37.8%
AA - 3.8%
A - 29.6%
BBB - 28.8%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN DOUBLE TAX-FREE INCOME FUND (FORMERLY FRANKLIN PUERTO RICO TAX-FREE INCOME FUND) SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MANY STATES' PERSONAL INCOME TAXES THROUGH A PORTFOLIO OF MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



PORTFOLIO NOTES
On February 28, 2002, Franklin Double Tax-Free Income Fund was well diversified, and issuers represented in the portfolio included Puerto Rico (78% of the Fund's total long-term investments), Guam (11%), Virgin Islands (8%) and Mariana Islands (3%). At the end of the period, the entire portfolio was investment-grade quality, with AAA-rated securities representing 37.8% of the Fund's total long-term investments.

Municipal bond issuance in Puerto Rico was strong during the past several years, as the commonwealth aggressively refinanced its debt and passed along savings to their issuers as interest rates declined. This benefited Franklin Double Tax-Free Income Fund during the 12 months under review because the value of these prerefunded bonds increased substantially, contributing to the Fund's performance. The Fund's Class A share price, as measured by net asset value, increased from $11.55 on February 28, 2001, to $11.68 on February 28, 2002.

Puerto Rico has an established political and economic link with the U.S., which has been the foundation for economic expansion and consistent growth in real income over the past two decades. Aided by the robust U.S. economy of the late 1990s, the



--------------------------------------------------------------------------------
EFFECTIVE DECEMBER 1, 2001, FRANKLIN PUERTO RICO TAX-FREE INCOME FUND CHANGED ITS NAME TO FRANKLIN DOUBLE TAX-FREE INCOME FUND. THE NEW NAME MORE ACCURATELY REFLECTS THE FUND'S ABILITY TO INVEST IN MUNICIPAL SECURITIES ISSUED BY U.S. TERRITORIES, INCLUDING PUERTO RICO.
--------------------------------------------------------------------------------




1. For investors subject to the federal and state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 87.

commonwealth's economy adjusted reasonably well to the phase-out of Section 936 tax benefits available to U.S. corporations operating in Puerto Rico, a significant portion of the island's manufacturing base. The ten-year phase-out, in its sixth year, may not significantly alter the island's long-term trend of expansion and diversification. However, Puerto Rico's economy has suffered recently, reflecting the U.S. national slowdown.

During the 12 months under review, Puerto Rico's economy continued its trend of growth in real gross product and personal income levels, although the pace slowed significantly. A favorable combination of forces in recent years, including the robust U.S. economy, generally low oil prices and strong business conditions in the pharmaceuticals industry, influenced the island's economic momentum. However, there have been losses in government and manufacturing jobs recently, as well as such high-profile plant closures as Intel, Sara Lee and Star-Kist. The tourism industry witnessed significant growth during the past decade, with hotel registrations by non-residents of 1.17 million in fiscal year 2001, up 70% from fiscal year 1993.2 In the aftermath of the September terrorist attacks in the U.S., Puerto Rico's economy likely will be impacted by near-term tourism weakness, although the magnitude is unpredictable. Going forward, the outlook for the island is stable, reflecting adequate liquidity to cushion the general fund while the government works to restore budget balance in a slowing economy. Fiscal year 2002 budget adjustments appear realistic, as does the overall plan to reduce spending versus 2001.

Puerto Rico's tax-supported debt growth matched that of income growth during the past couple years, down after having grown at almost twice the rate of income growth previously. Debt service has remained manageable due to the commonwealth's ability to impose high, local tax rates on individual and corporate incomes given the absence of federal income tax on the island. During 2001, Puerto Rico bond issuance was up 42% compared with 2000.3 About half of this represented refunding of previously



PORTFOLIO BREAKDOWN
Franklin Double
Tax-Free Income Fund
2/28/02

                   % OF TOTAL
                    LONG-TERM
                  INVESTMENTS
------------------------------

Prerefunded            19.8%

Transportation         15.5%

Utilities              13.1%

General Obligation     12.4%

Subject to Government
Appropriations          9.8%

Hospital & Health Care  7.6%

Higher Education        7.3%

Housing                 6.8%

Tax-Supported           4.2%

Other Revenue           3.1%

Corporate-Backed        0.4%





2. Source: Moody's Investors Service, PUERTO RICO (COMMONWEALTH OF), 10/8/01.

3. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Double Tax-Free Income Fund
2/28/02

                                                       DIVIDEND PER SHARE
                                                  ----------------------------
MONTH                                               CLASS A        CLASS C
------------------------------------------------------------------------------
March                                               4.85 cents    4.31 cents

April                                               4.85 cents    4.31 cents

May                                                 4.85 cents    4.31 cents

June                                                4.85 cents    4.33 cents

July                                                4.85 cents    4.33 cents

August                                              4.85 cents    4.33 cents

September                                           4.75 cents    4.21 cents

October                                             4.75 cents    4.21 cents

November                                            4.75 cents    4.21 cents

December                                            4.75 cents    4.19 cents

January                                             4.75 cents    4.19 cents

February                                            4.75 cents    4.19 cents
------------------------------------------------------------------------------
TOTAL                                              57.60 CENTS   51.12 CENTS




*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



issued bonds and half was new issuance. The abundant supply allowed us to purchase most of our securities in the primary market. Notable purchases made by the Fund included Puerto Rico Commonwealth GO, and Puerto Rico PBA, Puerto Rico Public Finance Corp., Puerto Rico Electric Power Authority Power, and Puerto Rico Commonwealth Highway and Transportation Authority revenue bonds.

The Fund was subject to bond calls during the 12-month reporting period as municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds. We could reinvest the proceeds only at current, lower rates, causing the Fund's dividend distributions to decline. (Please see our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of overall high credit quality with tax-free yields.1 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.67%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $12.20 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.61% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Double Tax-Free Income Fund. If, as we expect, Puerto Rico's bond issuance stabilizes in the rest of 2002, such bonds should hold their value, as they are in demand by investors from many states because of the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN DOUBLE
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.13        $11.68     $11.55
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                              $0.5760
Long-Term Capital Gain                       $0.0022
--------------------------------------------------------------------------------
Total                                        $0.5782

CLASS C                                      CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.12        $11.70     $11.58
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                              $0.5112
Long-Term Capital Gain                       $0.0022
--------------------------------------------------------------------------------
Total                                        $0.5134



PERFORMANCE

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                            +6.29%   +31.74%  +84.74%
Average Annual Total Return2                        +1.79%    +4.76%   +5.87%
Avg. Ann. Total Return (3/31/02)3                   -0.76%    +4.58%   +5.64%

Distribution Rate4                     4.67%
Taxable Equivalent Distribution Rate5  7.61%
30-Day Standardized Yield6             3.93%
Taxable Equivalent Yield5              6.40%

                                                                     INCEPTION
CLASS C                                             1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                            +5.59%   +28.08%  +44.65%
Average Annual Total Return2                        +3.52%    +4.86%   +5.40%
Avg. Ann. Total Return (3/31/02)3                   +1.00%    +4.75%   +5.06%

Distribution Rate4                     4.27%
Taxable Equivalent Distribution Rate5  6.95%
30-Day Standardized Yield6             3.52%
Taxable Equivalent Yield5              5.73%



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Franklin Double Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.22 cents ($0.0022) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------------
           Date        Franklin Double      Lehman Brothers             CPI7
                       Tax-Free Income      Municipal Bond
                         Fund-Class A            Index7
--------------------------------------------------------------------------------
           03/01/1992       $9,576              $10,000                 $10,000
           03/31/1992       $9,610              $10,003                 $10,051
           04/30/1992       $9,684              $10,092                 $10,065
           05/31/1992       $9,801              $10,211                 $10,079
           06/30/1992       $9,947              $10,383                 $10,115
           07/31/1992      $10,246              $10,694                 $10,137
           08/31/1992      $10,157              $10,590                 $10,165
           09/30/1992      $10,170              $10,659                 $10,194
           10/31/1992      $10,045              $10,555                 $10,229
           11/30/1992      $10,260              $10,744                 $10,244
           12/31/1992      $10,420              $10,853                 $10,236
           01/31/1993      $10,533              $10,979                 $10,287
           02/28/1993      $10,797              $11,377                 $10,323
           03/31/1993      $10,731              $11,256                 $10,359
           04/30/1993      $10,814              $11,370                 $10,388
           05/31/1993      $10,882              $11,433                 $10,402
           06/30/1993      $11,030              $11,624                 $10,417
           07/31/1993      $11,029              $11,639                 $10,417
           08/31/1993      $11,227              $11,882                 $10,446
           09/30/1993      $11,373              $12,017                 $10,468
           10/31/1993      $11,395              $12,040                 $10,511
           11/30/1993      $11,364              $11,934                 $10,518
           12/31/1993      $11,566              $12,186                 $10,518
           01/31/1994      $11,670              $12,325                 $10,547
           02/28/1994      $11,467              $12,005                 $10,582
           03/31/1994      $11,073              $11,517                 $10,618
           04/30/1994      $11,127              $11,615                 $10,633
           05/31/1994      $11,205              $11,716                 $10,641
           06/30/1994      $11,130              $11,644                 $10,677
           07/31/1994      $11,304              $11,857                 $10,706
           08/31/1994      $11,362              $11,899                 $10,749
           09/30/1994      $11,232              $11,724                 $10,778
           10/31/1994      $11,039              $11,515                 $10,785
           11/30/1994      $10,820              $11,307                 $10,799
           12/31/1994      $11,071              $11,556                 $10,799
           01/31/1995      $11,337              $11,886                 $10,842
           02/28/1995      $11,655              $12,232                 $10,886
           03/31/1995      $11,730              $12,373                 $10,922
           04/30/1995      $11,785              $12,387                 $10,958
           05/31/1995      $12,096              $12,783                 $10,980
           06/30/1995      $11,957              $12,671                 $11,002
           07/31/1995      $12,048              $12,792                 $11,002
           08/31/1995      $12,179              $12,954                 $11,030
           09/30/1995      $12,257              $13,036                 $11,052
           10/31/1995      $12,426              $13,225                 $11,089
           11/30/1995      $12,579              $13,444                 $11,081
           12/31/1995      $12,677              $13,573                 $11,073
           01/31/1996      $12,761              $13,677                 $11,138
           02/29/1996      $12,668              $13,584                 $11,174
           03/31/1996      $12,584              $13,410                 $11,232
           04/30/1996      $12,589              $13,372                 $11,276
           05/31/1996      $12,598              $13,367                 $11,297
           06/30/1996      $12,754              $13,513                 $11,304
           07/31/1996      $12,838              $13,634                 $11,326
           08/31/1996      $12,854              $13,631                 $11,347
           09/30/1996      $13,040              $13,822                 $11,384
           10/31/1996      $13,158              $13,978                 $11,420
           11/30/1996      $13,354              $14,234                 $11,442
           12/31/1996      $13,320              $14,175                 $11,442
           01/31/1997      $13,324              $14,201                 $11,478
           02/28/1997      $13,432              $14,332                 $11,514
           03/31/1997      $13,299              $14,141                 $11,543
           04/30/1997      $13,406              $14,260                 $11,556
           05/31/1997      $13,601              $14,476                 $11,550
           06/30/1997      $13,714              $14,630                 $11,563
           07/31/1997      $14,046              $15,036                 $11,577
           08/31/1997      $13,962              $14,894                 $11,599
           09/30/1997      $14,120              $15,072                 $11,628
           10/31/1997      $14,197              $15,168                 $11,657
           11/30/1997      $14,304              $15,258                 $11,650
           12/31/1997      $14,490              $15,480                 $11,636
           01/31/1998      $14,590              $15,640                 $11,658
           02/28/1998      $14,616              $15,645                 $11,681
           03/31/1998      $14,670              $15,659                 $11,703
           04/30/1998      $14,642              $15,588                 $11,724
           05/31/1998      $14,840              $15,834                 $11,745
           06/30/1998      $14,887              $15,896                 $11,759
           07/31/1998      $14,920              $15,936                 $11,773
           08/31/1998      $15,098              $16,183                 $11,787
           09/30/1998      $15,271              $16,385                 $11,801
           10/31/1998      $15,250              $16,385                 $11,830
           11/30/1998      $15,302              $16,443                 $11,830
           12/31/1998      $15,322              $16,484                 $11,823
           01/31/1999      $15,475              $16,680                 $11,851
           02/28/1999      $15,445              $16,606                 $11,865
           03/31/1999      $15,530              $16,630                 $11,901
           04/30/1999      $15,566              $16,671                 $11,988
           05/31/1999      $15,516              $16,575                 $11,988
           06/30/1999      $15,313              $16,336                 $11,988
           07/31/1999      $15,359              $16,395                 $12,024
           08/31/1999      $15,175              $16,264                 $12,053
           09/30/1999      $15,182              $16,270                 $12,110
           10/31/1999      $15,000              $16,094                 $12,132
           11/30/1999      $15,111              $16,265                 $12,140
           12/31/1999      $14,960              $16,143                 $12,140
           01/31/2000      $14,821              $16,072                 $12,176
           02/29/2000      $14,993              $16,258                 $12,248
           03/31/2000      $15,305              $16,613                 $12,348
           04/30/2000      $15,233              $16,515                 $12,356
           05/31/2000      $15,156              $16,429                 $12,370
           06/30/2000      $15,529              $16,864                 $12,435
           07/31/2000      $15,750              $17,099                 $12,463
           08/31/2000      $16,000              $17,362                 $12,463
           09/30/2000      $15,923              $17,272                 $12,528
           10/31/2000      $16,025              $17,460                 $12,549
           11/30/2000      $16,150              $17,593                 $12,557
           12/31/2000      $16,485              $18,027                 $12,549
           01/31/2001      $16,587              $18,206                 $12,629
           02/28/2001      $16,652              $18,264                 $12,679
           03/31/2001      $16,768              $18,428                 $12,708
           04/30/2001      $16,639              $18,229                 $12,759
           05/31/2001      $16,827              $18,426                 $12,816
           06/30/2001      $16,965              $18,550                 $12,838
           07/31/2001      $17,264              $18,824                 $12,802
           08/31/2001      $17,526              $19,135                 $12,802
           09/30/2001      $17,307              $19,070                 $12,860
           10/31/2001      $17,534              $19,297                 $12,816
           11/30/2001      $17,378              $19,135                 $12,794
           12/31/2001      $17,185              $18,953                 $12,744
           01/31/2002      $17,453              $19,281                 $12,774
           02/28/2002      $17,695              $19,512                 $12,825



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------------
          Date         Franklin Double      Lehman Brothers          CPI7
                       Tax-Free Income      Municipal Bond
                         Fund-Class C            Index7
--------------------------------------------------------------------------------
          05/01/1995        $9,904              $10,000            $10,000
          05/31/1995       $10,168              $10,319            $10,020
          06/30/1995       $10,045              $10,229            $10,040
          07/31/1995       $10,125              $10,326            $10,040
          08/31/1995       $10,229              $10,458            $10,066
          09/29/1995       $10,289              $10,523            $10,086
          10/31/1995       $10,425              $10,676            $10,120
          11/30/1995       $10,558              $10,853            $10,112
          12/29/1995       $10,626              $10,957            $10,105
          01/31/1996       $10,700              $11,041            $10,165
          02/29/1996       $10,618              $10,966            $10,198
          03/29/1996       $10,534              $10,825            $10,251
          04/30/1996       $10,543              $10,795            $10,291
          05/31/1996       $10,535              $10,791            $10,310
          06/28/1996       $10,661              $10,908            $10,316
          07/31/1996       $10,727              $11,006            $10,336
          08/30/1996       $10,745              $11,004            $10,356
          09/30/1996       $10,887              $11,158            $10,389
          10/31/1996       $10,979              $11,284            $10,422
          11/29/1996       $11,129              $11,491            $10,442
          12/31/1996       $11,095              $11,443            $10,442
          01/31/1997       $11,103              $11,464            $10,475
          02/28/1997       $11,188              $11,570            $10,508
          03/31/1997       $11,051              $11,416            $10,534
          04/30/1997       $11,144              $11,512            $10,547
          05/31/1997       $11,301              $11,686            $10,540
          06/30/1997       $11,389              $11,811            $10,553
          07/31/1997       $11,660              $12,138            $10,565
          08/31/1997       $11,584              $12,024            $10,586
          09/30/1997       $11,710              $12,167            $10,612
          10/31/1997       $11,768              $12,245            $10,639
          11/30/1997       $11,841              $12,317            $10,632
          12/31/1997       $11,999              $12,497            $10,619
          01/31/1998       $12,075              $12,626            $10,640
          02/28/1998       $12,091              $12,629            $10,660
          03/31/1998       $12,141              $12,641            $10,680
          04/30/1998       $12,113              $12,584            $10,699
          05/31/1998       $12,260              $12,783            $10,719
          06/30/1998       $12,295              $12,832            $10,731
          07/31/1998       $12,316              $12,865            $10,744
          08/31/1998       $12,467              $13,064            $10,757
          09/30/1998       $12,594              $13,227            $10,770
          10/31/1998       $12,570              $13,227            $10,796
          11/30/1998       $12,617              $13,274            $10,796
          12/31/1998       $12,628              $13,307            $10,789
          01/31/1999       $12,738              $13,465            $10,815
          02/28/1999       $12,708              $13,406            $10,828
          03/31/1999       $12,781              $13,425            $10,861
          04/30/1999       $12,794              $13,458            $10,940
          05/31/1999       $12,748              $13,380            $10,940
          06/30/1999       $12,586              $13,187            $10,940
          07/31/1999       $12,619              $13,235            $10,973
          08/31/1999       $12,462              $13,129            $10,999
          09/30/1999       $12,464              $13,134            $11,052
          10/31/1999       $12,298              $12,992            $11,072
          11/30/1999       $12,381              $13,130            $11,079
          12/31/1999       $12,264              $13,032            $11,079
          01/31/2000       $12,145              $12,974            $11,112
          02/29/2000       $12,280              $13,125            $11,177
          03/31/2000       $12,529              $13,411            $11,269
          04/30/2000       $12,454              $13,332            $11,276
          05/31/2000       $12,397              $13,263            $11,289
          06/30/2000       $12,695              $13,614            $11,348
          07/31/2000       $12,870              $13,803            $11,374
          08/31/2000       $13,069              $14,016            $11,374
          09/30/2000       $13,001              $13,943            $11,433
          10/31/2000       $13,077              $14,095            $11,453
          11/30/2000       $13,173              $14,202            $11,460
          12/31/2000       $13,440              $14,553            $11,453
          01/31/2001       $13,517              $14,697            $11,525
          02/28/2001       $13,567              $14,744            $11,571
          03/31/2001       $13,655              $14,877            $11,598
          04/30/2001       $13,543              $14,716            $11,644
          05/31/2001       $13,677              $14,875            $11,696
          06/30/2001       $13,784              $14,974            $11,716
          07/31/2001       $14,020              $15,196            $11,683
          08/31/2001       $14,238              $15,447            $11,683
          09/30/2001       $14,043              $15,394            $11,736
          10/31/2001       $14,232              $15,578            $11,696
          11/30/2001       $14,086              $15,447            $11,676
          12/31/2001       $13,936              $15,300            $11,631
          01/31/2002       $14,145              $15,565            $11,657
          02/28/2002       $14,326              $15,751            $11,704


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/02

[PIE CHART OMITTED]
AAA - 49.3%
AA - 5.2%
A - 13.2%
BBB - 29.9%
BELOW INVESTMENT GRADE - 2.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO OF MUNICIPAL BONDS WITH AN AVERAGE WEIGHTED MATURITY (THE TIME IN WHICH A DEBT MUST BE REPAID) BETWEEN 3 AND 10 YEARS.1
--------------------------------------------------------------------------------


PORTFOLIO NOTES

Fluctuating long-term interest rates contributed to municipal bond market volatility; however, by the close of the 12 months ended February 28, 2002, municipal bonds posted slightly stronger performance. During the year under review, the economy absorbed the federal government's responses to a slumping economy and the war on terrorism. For the reporting period, the 30-year Treasury bond's yield increased, from 5.31% at the beginning of the period to 5.42% at the end. In contrast, the municipal bond market no longer trended with the long-term Treasury market and actually saw yields decrease during the same time. On October 31, the Federal Reserve Board (the Fed) announced that it would no longer issue 30-year bonds. This decision exacerbated the already disconnected relationship between the long-term municipal bond market and Treasuries resulting from the Fed's 30-year bond buyback program introduction in early 2000. Immediately following the Fed's statement, the 30-year Treasury bond rose
5.0625 points, its largest one-day gain since the bond began trading on a regular basis, and the 10-year Treasury note gained nearly one full point. Meanwhile, municipal bonds were up only marginally. Economic fundamentals hardly changed as 2001 closed, yet investors reversed the Treasury market rally due, in part, to their expectations of an early 2002 economic recovery and their belief the Treasury market





1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 90.

was overbought. With reports of fourth quarter gross domestic product growth at a surprisingly positive 1.7% annualized rate, many analysts believed the economy might already be stabilizing from a short-lived recession.

In an attempt to stimulate the weakened economy, the Fed lowered the federal funds target rate to 1.75% by February 28, 2002, its lowest level since 1961. The municipal bond market saw yields decrease slightly, as stocks remained volatile amid the uncertainty of the exact timing of an economic recovery. Bond yields and prices move in opposite directions; thus, bond prices rose. For the 12-month period, the Nasdaq Composite Index (Nasdaq), Standard & Poor's 500 Composite Index (S&P 500) and Dow Jones Industrial Average (the Dow) posted negative total returns of -18.56%, -9.59% and -1.97%, respectively.2 Equity market volatility helped direct investors toward allocating their assets into more conservative investments such as municipal bonds. Municipal bond supply for 2001 remained strong with more than $286 billion in new issuance, of which approximately $131 billion, or 46%, was insured.3 The increased municipal bond supply, a result of lower overall interest rates, was well-received, and institutional and retail demand remained high.

Following the September 11 attacks, New York bonds generally performed well while the nation's airlines suffered economic troubles. Municipal credits that were most directly impacted by the attacks included New York and New Jersey Port Authority, Battery Park City Authority and, to a lesser extent, New York City GO bonds. Although the long-term implications are difficult to predict, we believe that the debt of affected issues will be paid for the short term. We expect payments will arise from a combination of federal aid, insurance claims, general fund balances, debt service reserve accounts and other revenue sources that were not impacted as a result of the attacks. New York City also plans to issue short-term debt to meet immediate financial needs until federal aid arrives. The past few years of economic prosperity allowed the city to build an estimated $2.6 billion general fund surplus, which should help cushion the expenses





PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/02

                   % OF TOTAL
                    LONG-TERM
                  INVESTMENTS
------------------------------
Utilities               22.6%

General Obligation      18.7%

Hospital & Health Care  11.5%

Subject to Government
Appropriations          10.8%

Corporate-Backed         9.7%

Tax-Supported            8.3%

Transportation           8.0%

Higher Education         6.2%

Prerefunded              2.3%

Housing                  1.7%

Other Revenue            0.2%





2. Source: Standard & Poor's Micropal. The Nasdaq measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Dow is a price-weighted index based on the average market price of 30 blue chip stocks; total return, calculated by Wilshire Associates, Inc., includes reinvested dividends.

3. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term
Tax-Free Income Fund - Class A
3/1/01-2/28/02

                     DIVIDEND
MONTH               PER SHARE
------------------------------
March              4.30 cents

April              4.30 cents

May                4.30 cents

June               4.30 cents

July               4.30 cents

August             4.30 cents

September          4.30 cents

October            4.30 cents

November           4.30 cents

December           4.15 cents

January            4.15 cents

February           4.15 cents
------------------------------
TOTAL             51.15 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



incurred in the search, recovery and clean-up activities. Fortunately, the overall impact on Franklin Federal Intermediate-Term Tax-Free Income Fund has been minimal due to the portfolio's diversification and our low levels of exposure to the credits that were directly affected.

Municipal bond yields generally declined during the 12 months under review. Because bond prices rise when yields fall, Franklin Federal Intermediate-Term Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.94 on February 28, 2001, to $11.14 on February 28, 2002.

The Fund primarily focused on decreasing its weighting of BBB- or lower-rated securities and increasing its percentage of A- or higher-rated credits to increase the Fund's liquidity. On February 28, 2002, 67.7% of the Fund's total long-term investments were rated A or higher. Significant purchases during the year under review included Alabama Water Pollution Control Authority, New Jersey State Transportation Trust Fund Authority and Charlotte Water and Sewer System revenue bonds. Some recent sales were Stamford Housing Authority MFR and North Central Health Facility Development bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund's Class A distribution rate was 4.21%. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 6.86% from a taxable investment to match the Fund's tax-free distribution rate.

The Fund was subject to bond calls during the 12-month reporting period. Many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. The Fund could reinvest the proceeds only at current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Given our income-oriented investment approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Federal Intermediate-Term Tax-Free Income Fund. We believe our broad portfolio diversification should help protect the Fund from volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.20        $11.14     $10.94
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                              $0.5115


PERFORMANCE

                                                                    INCEPTION
CLASS A                                            1-YEAR   5-YEAR  (9/21/92)
--------------------------------------------------------------------------------
Cumulative Total Return1                           +6.64%   +28.96%  +74.61%
Average Annual Total Return2                       +4.26%    +4.74%   +5.83%
Avg. Ann. Total Return (3/31/02)3                  +1.69%    +4.57%   +5.58%

Distribution Rate4                     4.21%
Taxable Equivalent Distribution Rate5  6.86%
30-Day Standardized Yield6             3.60%
Taxable Equivalent Yield5              5.86%



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.0 cent per share monthly dividend and the maximum offering price of $11.40 on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (9/21/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------
    Date         Franklin Federal      Lehman Brothers          CPI7
                Intermediate-Term    Municipal 10-Year
                 Tax-Free Income        Bond Index7
                  Fund-Class A
--------------------------------------------------------------------------
    09/21/1992       $9,775               $10,000                 $10,000
    09/30/1992       $9,785               $10,025                 $10,008
    10/31/1992       $9,746               $9,923                  $10,043
    11/30/1992       $9,932               $10,104                 $10,057
    12/31/1992       $10,025              $10,221                 $10,050
    01/31/1993       $10,107              $10,393                 $10,100
    02/28/1993       $10,402              $10,774                 $10,135
    03/31/1993       $10,435              $10,616                 $10,171
    04/30/1993       $10,512              $10,717                 $10,199
    05/31/1993       $10,545              $10,755                 $10,213
    06/30/1993       $10,702              $10,966                 $10,228
    07/31/1993       $10,759              $10,994                 $10,228
    08/31/1993       $10,949              $11,221                 $10,256
    09/30/1993       $11,054              $11,359                 $10,278
    10/31/1993       $11,118              $11,378                 $10,320
    11/30/1993       $11,053              $11,284                 $10,327
    12/31/1993       $11,296              $11,525                 $10,327
    01/31/1994       $11,425              $11,666                 $10,355
    02/28/1994       $11,216              $11,347                 $10,390
    03/31/1994       $10,871              $10,913                 $10,426
    04/30/1994       $10,927              $11,033                 $10,440
    05/31/1994       $11,017              $11,122                 $10,447
    06/30/1994       $10,988              $11,074                 $10,483
    07/31/1994       $11,138              $11,260                 $10,511
    08/31/1994       $11,218              $11,304                 $10,553
    09/30/1994       $11,129              $11,152                 $10,582
    10/31/1994       $10,984              $10,990                 $10,589
    11/30/1994       $10,835              $10,782                 $10,603
    12/31/1994       $10,991              $10,976                 $10,603
    01/31/1995       $11,247              $11,260                 $10,645
    02/28/1995       $11,452              $11,579                 $10,688
    03/31/1995       $11,561              $11,735                 $10,723
    04/30/1995       $11,584              $11,749                 $10,759
    05/31/1995       $11,879              $12,122                 $10,780
    06/30/1995       $11,819              $12,047                 $10,802
    07/31/1995       $11,926              $12,224                 $10,802
    08/31/1995       $12,088              $12,390                 $10,830
    09/30/1995       $12,194              $12,469                 $10,851
    10/31/1995       $12,339              $12,613                 $10,887
    11/30/1995       $12,491              $12,782                 $10,880
    12/31/1995       $12,575              $12,860                 $10,872
    01/31/1996       $12,653              $12,989                 $10,936
    02/29/1996       $12,591              $12,936                 $10,971
    03/31/1996       $12,781              $12,776                 $11,028
    04/30/1996       $12,777              $12,731                 $11,071
    05/31/1996       $12,765              $12,695                 $11,092
    06/30/1996       $12,887              $12,816                 $11,099
    07/31/1996       $12,967              $12,939                 $11,120
    08/31/1996       $12,974              $12,939                 $11,141
    09/30/1996       $13,103              $13,072                 $11,177
    10/31/1996       $13,240              $13,237                 $11,213
    11/30/1996       $13,414              $13,504                 $11,234
    12/31/1996       $13,413              $13,444                 $11,234
    01/31/1997       $13,119              $13,496                 $11,270
    02/28/1997       $13,233              $13,623                 $11,305
    03/31/1997       $13,109              $13,440                 $11,333
    04/30/1997       $13,209              $13,540                 $11,347
    05/31/1997       $13,294              $13,732                 $11,340
    06/30/1997       $13,448              $13,883                 $11,353
    07/31/1997       $13,748              $14,273                 $11,367
    08/31/1997       $13,679              $14,135                 $11,389
    09/30/1997       $13,786              $14,314                 $11,417
    10/31/1997       $13,861              $14,390                 $11,446
    11/30/1997       $13,938              $14,456                 $11,439
    12/31/1997       $14,121              $14,685                 $11,425
    01/31/1998       $14,292              $14,848                 $11,447
    02/28/1998       $14,296              $14,846                 $11,468
    03/31/1998       $14,304              $14,836                 $11,490
    04/30/1998       $14,280              $14,754                 $11,511
    05/31/1998       $14,463              $15,005                 $11,532
    06/30/1998       $14,505              $15,061                 $11,546
    07/31/1998       $14,554              $15,085                 $11,559
    08/31/1998       $14,716              $15,347                 $11,573
    09/30/1998       $14,860              $15,576                 $11,587
    10/31/1998       $14,856              $15,582                 $11,615
    11/30/1998       $14,900              $15,629                 $11,615
    12/31/1998       $14,940              $15,677                 $11,608
    01/31/1999       $15,115              $15,917                 $11,636
    02/28/1999       $15,037              $15,774                 $11,650
    03/31/1999       $15,047              $15,766                 $11,685
    04/30/1999       $15,101              $15,809                 $11,770
    05/31/1999       $15,017              $15,698                 $11,770
    06/30/1999       $14,847              $15,406                 $11,770
    07/31/1999       $14,887              $15,509                 $11,805
    08/31/1999       $14,799              $15,452                 $11,834
    09/30/1999       $14,829              $15,504                 $11,890
    10/31/1999       $14,664              $15,394                 $11,912
    11/30/1999       $14,755              $15,562                 $11,919
    12/31/1999       $14,664              $15,481                 $11,919
    01/31/2000       $14,570              $15,418                 $11,955
    02/29/2000       $14,669              $15,539                 $12,025
    03/31/2000       $14,895              $15,842                 $12,124
    04/30/2000       $14,828              $15,763                 $12,131
    05/31/2000       $14,740              $15,670                 $12,146
    06/30/2000       $15,013              $16,097                 $12,209
    07/31/2000       $15,174              $16,319                 $12,237
    08/31/2000       $15,406              $16,572                 $12,237
    09/30/2000       $15,378              $16,495                 $12,301
    10/31/2000       $15,503              $16,664                 $12,322
    11/30/2000       $15,549              $16,754                 $12,329
    12/31/2000       $15,751              $17,147                 $12,322
    01/31/2001       $15,934              $17,368                 $12,399
    02/28/2001       $16,005              $17,398                 $12,449
    03/31/2001       $16,130              $17,546                 $12,477
    04/30/2001       $16,064              $17,330                 $12,527
    05/31/2001       $16,231              $17,519                 $12,584
    06/30/2001       $16,333              $17,624                 $12,605
    07/31/2001       $16,552              $17,866                 $12,570
    08/31/2001       $16,812              $18,171                 $12,570
    09/30/2001       $16,793              $18,146                 $12,626
    10/31/2001       $16,954              $18,371                 $12,583
    11/30/2001       $16,805              $18,134                 $12,562
    12/31/2001       $16,627              $17,941                 $12,513
    01/31/2002       $16,858              $18,281                 $12,542
    02/28/2002       $17,068              $18,542                 $12,592


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index includes bonds that have a minimum credit rating of at least Baa and a maturity of at least 10 years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND




CREDIT QUALITY BREAKDOWN*
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/02

AAA - 21.3%
AA - 3.6%
A - 11.8%
BBB - 25.3%
BELOW INVESTMENT GRADE - 38.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN HIGH YIELD TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF HIGHER-YIELDING, MEDIUM- TO LOWER-RATED AND NON-RATED MUNICIPAL BONDS.1 AS DISCUSSED IN THE FUND'S PROSPECTUS, THESE SECURITIES ENTAIL GREATER RISK THAN HIGHER-RATED MUNICIPAL SECURITIES.
--------------------------------------------------------------------------------


PORTFOLIO NOTES

The municipal bond market experienced positive returns during the 12 months under review, as weakening corporate profits, a national economic recession and the impact of the September 11 events contributed to financial market volatility. Municipal bonds generally performed well during the reporting period, while the Nasdaq Composite Index (Nasdaq) and Standard & Poor's 500 Composite Index (S&P 500) were down 18.56% and 9.59%.2 The stock markets' continued decline and volatility provided investors with a very valuable lesson in the benefits of diversification. Individuals with portfolios heavily weighed in stocks could appreciate how fixed income instruments can provide stable, attractive after-tax yields.

Within this economic environment, Franklin High Yield Tax-Free Income Fund maintained its relatively high quality with 24.9% of the Fund's total long-term investments rated AA or higher on February 28, 2002. During the year under review, municipal bond yields generally declined. Because bond prices rise when yields fall, Franklin High Yield Tax-Free Income Fund's Class A share price, as measured by net asset value,





1. These dividends are generally subject to state and local income tax, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's Micropal. The Nasdaq measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 98.

rose from $10.50 on February 28, 2001, to $10.58 on February 28, 2002. Starting in March 2002, the Fund increased its dividend distribution to 5.00 cents per share, up from 4.85 cents per share at the beginning of the reporting period.

Municipal bonds continued to post strong performance in the latter half of 2001, as income remained the major component of total return. At the end of the reporting period, municipal bonds offered attractive yields and a significant tax advantage over a comparable taxable investment. On February 28, 2002, the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, yielded 5.25%, while the 10-year U.S. Treasury note yielded 4.88%, resulting in a municipal-to-Treasury yield ratio of 123.7%, higher than the 94% 10-year average.3 The Performance Summary beginning on page 44 shows that at the end of the reporting period, the Fund's Class A shares' distribution rate was 5.43%, based on an annualization of the current 5.0 cent ($0.050) per share dividend and the maximum offering price of $11.05 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal income tax bracket of 38.6% would need to earn 8.84% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Many high yield bonds, particularly those issued by airlines, were confronted with liquidity concerns during the year under review. The impact of the Enron events and the resulting concern over general accounting practices spilled into other issuers of high yield debt as well. Knowing how to diversify and adhering to our "bottom-up" strategy with an emphasis on finding value are very important to us. Because of our size, research and experience in the municipal arena, we can be very selective. We





PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
2/28/02

                   % OF TOTAL
                    LONG-TERM
                  INVESTMENTS
------------------------------
Utilities              24.6%

Tax-Supported          15.3%

Prerefunded            15.0%

Hospital & Health Care 14.0%

Transportation          9.0%

Corporate-Backed        6.5%

General Obligation      5.6%

Other Revenue           4.5%

Housing                 3.0%

Subject to Government
Appropriations          1.8%

Higher Education        0.7%



3. Source: THE BOND BUYER, 3/1/02. The unmanaged Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund
3/1/01-2/28/02

                                                  DIVIDEND PER SHARE
                                     ------------------------------------------
MONTH                                   CLASS A       CLASS B        CLASS C
-------------------------------------------------------------------------------
March                                   4.85 cents    4.33 cents    4.35 cents

April                                   4.85 cents    4.33 cents    4.35 cents

May                                     4.85 cents    4.33 cents    4.35 cents

June                                    4.85 cents    4.36 cents    4.36 cents

July                                    4.85 cents    4.36 cents    4.36 cents

August                                  4.85 cents    4.36 cents    4.36 cents

September                               4.95 cents    4.47 cents    4.46 cents

October                                 4.95 cents    4.47 cents    4.46 cents

November                                4.95 cents    4.47 cents    4.46 cents

December                                4.95 cents    4.45 cents    4.44 cents

January                                 4.95 cents    4.45 cents    4.44 cents

February                                4.95 cents    4.45 cents    4.44 cents
-------------------------------------------------------------------------------
TOTAL                                  58.80 CENTS   52.83 CENTS   52.83 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




believe the Fund's performance in this volatile market reflects the strength of Franklin's thorough analysis. With one of the largest municipal bond research staffs, we look to buy quality, greater essential use municipal bonds, with strong underlying security features at low prices, and thus, relatively high yields. When analyzing a potential credit, we review financial statements, visit project sites where appropriate and interview financial officers and auditors. When the September 11 events left the airline industry in a financial crisis due to reductions in passenger traffic and the resulting yields, the Fund realized the merit of having a large research staff. Although airline-backed municipal issues represented less than 5% of the Fund's total long-term investments, the vast majority of our airline positions had the additional security of assets at a major, international hub airport. In the unlikely event of an airline bankruptcy, these bonds are still backed by a leasehold interest in valuable airport assets such as terminal gates, which are readily transferable to another, more financially stable airline.

Looking ahead, we believe that investors will continue to seek conservative, fixed-income alternatives. We are optimistic about the long-term outlook for the high yield municipal bond market and Franklin High Yield Tax-Free Income Fund. The traditional, greater essential use sectors such as transportation, utilities and land secured bonds should, in our opinion, perform well. We believe our broad portfolio diversification should help cushion the Fund from volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.08        $10.58     $10.50
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                              $0.5880

CLASS B                                      CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.10        $10.64     $10.54
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                              $0.5283

CLASS C                                      CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.09        $10.67     $10.58
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                              $0.5283


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                            +6.53%   +26.52%  +90.93%
Average Annual Total Return2                        +1.96%    +3.91%   +6.21%
Avg. Ann. Total Return (3/31/02)3                   +0.14%    +3.90%   +6.08%

Distribution Rate4                     5.43%
Taxable Equivalent Distribution Rate5  8.84%
30-Day Standardized Yield6             4.87%
Taxable Equivalent Yield5              7.93%


                                                                     INCEPTION
CLASS B                                             1-YEAR   3-YEAR  (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return1                            +6.10%   +8.04%   +9.08%
Average Annual Total Return2                        +2.10%   +1.73%   +1.95%
Avg. Ann. Total Return (3/31/02)3                   +0.04%   +1.29%   +1.59%

Distribution Rate4                     5.06%
Taxable Equivalent Distribution Rate5  8.24%
30-Day Standardized Yield6             4.55%
Taxable Equivalent Yield5              7.41%


                                                                    INCEPTION
CLASS C                                            1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                           +5.98%   +23.17%  +43.14%
Average Annual Total Return2                       +3.90%    +4.05%   +5.23%
Avg. Ann. Total Return (3/31/02)3                  +2.04%    +4.04%   +5.03%

Distribution Rate4                     5.01%
Taxable Equivalent Distribution Rate5  8.16%
30-Day Standardized Yield6             4.50%
Taxable Equivalent Yield5              7.33%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




AVERAGE ANNUAL TOTAL RETURN

CLASS A            2/28/02
---------------------------
1-Year             +1.96%

5-Year             +3.91%

10-Year            +6.21%



CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
----------------------------------------------------------------------------
      Date         Franklin High Yield     Lehman Brothers           CPI7
                     Tax-Free Income       Municipal Bond
                      Fund-Class A              Index7
----------------------------------------------------------------------------
      03/01/1992         $9,573                $10,000              $10,000
      03/31/1992         $9,620                $10,003              $10,051
      04/30/1992         $9,722                $10,092              $10,065
      05/31/1992         $9,867                $10,211              $10,079
      06/30/1992         $10,011               $10,383              $10,115
      07/31/1992         $10,354               $10,694              $10,137
      08/31/1992         $10,198               $10,590              $10,165
      09/30/1992         $10,213               $10,659              $10,194
      10/31/1992         $10,075               $10,555              $10,229
      11/30/1992         $10,320               $10,744              $10,244
      12/31/1992         $10,483               $10,853              $10,236
      01/31/1993         $10,620               $10,979              $10,287
      02/28/1993         $10,920               $11,377              $10,323
      03/31/1993         $10,896               $11,256              $10,359
      04/30/1993         $10,972               $11,370              $10,388
      05/31/1993         $11,033               $11,433              $10,402
      06/30/1993         $11,230               $11,624              $10,417
      07/31/1993         $11,243               $11,639              $10,417
      08/31/1993         $11,483               $11,882              $10,446
      09/30/1993         $11,612               $12,017              $10,468
      10/31/1993         $11,632               $12,040              $10,511
      11/30/1993         $11,678               $11,934              $10,518
      12/31/1993         $11,873               $12,186              $10,518
      01/31/1994         $12,003               $12,325              $10,547
      02/28/1994         $11,862               $12,005              $10,582
      03/31/1994         $11,513               $11,517              $10,618
      04/30/1994         $11,522               $11,615              $10,633
      05/31/1994         $11,590               $11,716              $10,641
      06/30/1994         $11,615               $11,644              $10,677
      07/31/1994         $11,766               $11,857              $10,706
      08/31/1994         $11,802               $11,899              $10,749
      09/30/1994         $11,718               $11,724              $10,778
      10/31/1994         $11,600               $11,515              $10,785
      11/30/1994         $11,410               $11,307              $10,799
      12/31/1994         $11,565               $11,556              $10,799
      01/31/1995         $11,847               $11,886              $10,842
      02/28/1995         $12,137               $12,232              $10,886
      03/31/1995         $12,304               $12,373              $10,922
      04/30/1995         $12,357               $12,387              $10,958
      05/31/1995         $12,658               $12,783              $10,980
      06/30/1995         $12,673               $12,671              $11,002
      07/31/1995         $12,757               $12,792              $11,002
      08/31/1995         $12,884               $12,954              $11,030
      09/30/1995         $12,987               $13,036              $11,052
      10/31/1995         $13,155               $13,225              $11,089
      11/30/1995         $13,323               $13,444              $11,081
      12/31/1995         $13,451               $13,573              $11,073
      01/31/1996         $13,527               $13,677              $11,138
      02/29/1996         $13,516               $13,584              $11,174
      03/31/1996         $13,382               $13,410              $11,232
      04/30/1996         $13,395               $13,372              $11,276
      05/31/1996         $13,426               $13,367              $11,297
      06/30/1996         $13,558               $13,513              $11,304
      07/31/1996         $13,659               $13,634              $11,326
      08/31/1996         $13,709               $13,631              $11,347
      09/30/1996         $13,896               $13,822              $11,384
      10/31/1996         $14,078               $13,978              $11,420
      11/30/1996         $14,291               $14,234              $11,442
      12/31/1996         $14,281               $14,175              $11,442
      01/31/1997         $14,324               $14,201              $11,478
      02/28/1997         $14,451               $14,332              $11,514
      03/31/1997         $14,337               $14,141              $11,543
      04/30/1997         $14,445               $14,260              $11,556
      05/31/1997         $14,628               $14,476              $11,550
      06/30/1997         $14,808               $14,630              $11,563
      07/31/1997         $15,183               $15,036              $11,577
      08/31/1997         $15,096               $14,894              $11,599
      09/30/1997         $15,345               $15,072              $11,628
      10/31/1997         $15,454               $15,168              $11,657
      11/30/1997         $15,553               $15,258              $11,650
      12/31/1997         $15,794               $15,480              $11,636
      01/31/1998         $15,968               $15,640              $11,658
      02/28/1998         $16,005               $15,645              $11,681
      03/31/1998         $16,018               $15,659              $11,703
      04/30/1998         $16,006               $15,588              $11,724
      05/31/1998         $16,206               $15,834              $11,745
      06/30/1998         $16,279               $15,896              $11,759
      07/31/1998         $16,307               $15,936              $11,773
      08/31/1998         $16,498               $16,183              $11,787
      09/30/1998         $16,597               $16,385              $11,801
      10/31/1998         $16,579               $16,385              $11,830
      11/30/1998         $16,529               $16,443              $11,830
      12/31/1998         $16,554               $16,484              $11,823
      01/31/1999         $16,689               $16,680              $11,851
      02/28/1999         $16,679               $16,606              $11,865
      03/31/1999         $16,739               $16,630              $11,901
      04/30/1999         $16,801               $16,671              $11,988
      05/31/1999         $16,729               $16,575              $11,988
      06/30/1999         $16,552               $16,336              $11,988
      07/31/1999         $16,628               $16,395              $12,024
      08/31/1999         $16,447               $16,264              $12,053
      09/30/1999         $16,433               $16,270              $12,110
      10/31/1999         $16,136               $16,094              $12,132
      11/30/1999         $16,270               $16,265              $12,140
      12/31/1999         $16,034               $16,143              $12,140
      01/31/2000         $15,886               $16,072              $12,176
      02/29/2000         $16,042               $16,258              $12,248
      03/31/2000         $16,369               $16,613              $12,348
      04/30/2000         $16,296               $16,515              $12,356
      05/31/2000         $16,201               $16,429              $12,370
      06/30/2000         $16,347               $16,864              $12,435
      07/31/2000         $16,545               $17,099              $12,463
      08/31/2000         $16,772               $17,362              $12,463
      09/30/2000         $16,704               $17,272              $12,528
      10/31/2000         $16,823               $17,460              $12,549
      11/30/2000         $16,821               $17,593              $12,557
      12/31/2000         $16,959               $18,027              $12,549
      01/31/2001         $17,073               $18,206              $12,629
      02/28/2001         $17,165               $18,264              $12,679
      03/31/2001         $17,330               $18,428              $12,708
      04/30/2001         $17,247               $18,229              $12,759
      05/31/2001         $17,426               $18,426              $12,816
      06/30/2001         $17,569               $18,550              $12,838
      07/31/2001         $17,857               $18,824              $12,802
      08/31/2001         $18,139               $19,135              $12,802
      09/30/2001         $17,981               $19,070              $12,860
      10/31/2001         $18,124               $19,297              $12,816
      11/30/2001         $18,085               $19,135              $12,794
      12/31/2001         $17,966               $18,953              $12,744
      01/31/2002         $18,203               $19,281              $12,774
      02/28/2002         $18,274               $19,512              $12,825


AVERAGE ANNUAL TOTAL RETURN

CLASS B                  2/28/02
--------------------------------
1-Year                    +2.10%

3-Year                    +1.73%

Since Inception (1/1/99)  +1.95%




CLASS B (1/1/99-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
----------------------------------------------------------------------------
      Date         Franklin High     Lehman Brothers            CPI7
                  Yield Tax-Free    Municipal Bond
                      Income             Index7
                   Fund-Class B
----------------------------------------------------------------------------
      01/01/1999          $10,000       $10,000              $10,000
      01/31/1999           10,095       $10,119              $10,024
      02/28/1999           10,085       $10,074              $10,036
      03/31/1999           10,110       $10,089              $10,066
      04/30/1999           10,143       $10,114              $10,140
      05/31/1999           10,098       $10,055              $10,140
      06/30/1999            9,981       $9,910               $10,140
      07/31/1999           10,033       $9,946               $10,170
      08/31/1999            9,915       $9,866               $10,194
      09/30/1999            9,905       $9,870               $10,243
      10/31/1999            9,723       $9,764               $10,262
      11/30/1999            9,794       $9,867               $10,268
      12/31/1999            9,647       $9,793               $10,268
      01/31/2000            9,555       $9,750               $10,299
      02/29/2000            9,646       $9,863               $10,360
      03/31/2000            9,839       $10,078              $10,444
      04/30/2000            9,801       $10,019              $10,451
      05/31/2000            9,726       $9,967               $10,463
      06/30/2000            9,810       $10,231              $10,518
      07/31/2000            9,931       $10,373              $10,542
      08/31/2000           10,054       $10,533              $10,542
      09/30/2000           10,013       $10,478              $10,597
      10/31/2000           10,077       $10,592              $10,615
      11/30/2000           10,084       $10,673              $10,621
      12/31/2000           10,164       $10,936              $10,615
      01/31/2001           10,225       $11,045              $10,682
      02/28/2001          $10,006       $11,080              $10,724
      03/31/2001            9,839       $11,180              $10,749
      04/30/2001            9,801       $11,059              $10,792
      05/31/2001            9,726       $11,178              $10,841
      06/30/2001            9,810       $11,253              $10,859
      07/31/2001            9,931       $11,420              $10,829
      08/31/2001           10,054       $11,608              $10,829
      09/30/2001           10,013       $11,569              $10,877
      10/31/2001           10,077       $11,707              $10,840
      11/30/2001           10,084       $11,608              $10,822
      12/31/2001           10,164       $11,498              $10,780
      01/31/2002           10,225       $11,697              $10,804
      02/28/2002          $10,630       $11,837              $10,848


              Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/02
---------------------------------
1-Year                    +3.90%

5-Year                    +4.05%

Since Inception (5/1/95)  +5.23%




CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
--------------------------------------------------------------------------------
     Date           Franklin High Yield        Lehman Brothers           CPI7
               Tax-Free Income Fund-Class C    Municipal Bond
                                                   Index7
--------------------------------------------------------------------------------
    05/01/1995            $9,899                  $10,000             $10,000
    05/31/1995           $10,152                  $10,319             $10,020
    06/30/1995           $10,168                  $10,229             $10,040
    07/31/1995           $10,239                  $10,326             $10,040
    08/31/1995           $10,335                  $10,458             $10,066
    09/29/1995           $10,412                  $10,523             $10,086
    10/31/1995           $10,540                  $10,676             $10,120
    11/30/1995           $10,678                  $10,853             $10,112
    12/29/1995           $10,775                  $10,957             $10,105
    01/31/1996           $10,830                  $11,041             $10,165
    02/29/1996           $10,817                  $10,966             $10,198
    03/29/1996           $10,705                  $10,825             $10,251
    04/30/1996           $10,711                  $10,795             $10,291
    05/31/1996           $10,729                  $10,791             $10,310
    06/28/1996           $10,829                  $10,908             $10,316
    07/31/1996           $10,905                  $11,006             $10,336
    08/30/1996           $10,938                  $11,004             $10,356
    09/30/1996           $11,083                  $11,158             $10,389
    10/31/1996           $11,221                  $11,284             $10,422
    11/29/1996           $11,385                  $11,491             $10,442
    12/31/1996           $11,371                  $11,443             $10,442
    01/31/1997           $11,410                  $11,464             $10,475
    02/28/1997           $11,505                  $11,570             $10,508
    03/31/1997           $11,409                  $11,416             $10,534
    04/30/1997           $11,489                  $11,512             $10,547
    05/31/1997           $11,628                  $11,686             $10,540
    06/30/1997           $11,765                  $11,811             $10,553
    07/31/1997           $12,056                  $12,138             $10,565
    08/31/1997           $11,982                  $12,024             $10,586
    09/30/1997           $12,184                  $12,167             $10,612
    10/31/1997           $12,253                  $12,245             $10,639
    11/30/1997           $12,325                  $12,317             $10,632
    12/31/1997           $12,520                  $12,497             $10,619
    01/31/1998           $12,652                  $12,626             $10,640
    02/28/1998           $12,674                  $12,629             $10,660
    03/31/1998           $12,678                  $12,641             $10,680
    04/30/1998           $12,664                  $12,584             $10,699
    05/31/1998           $12,815                  $12,783             $10,719
    06/30/1998           $12,866                  $12,832             $10,731
    07/31/1998           $12,893                  $12,865             $10,744
    08/31/1998           $13,026                  $13,064             $10,757
    09/30/1998           $13,098                  $13,227             $10,770
    10/31/1998           $13,089                  $13,227             $10,796
    11/30/1998           $13,043                  $13,274             $10,796
    12/31/1998           $13,045                  $13,307             $10,789
    01/31/1999           $13,156                  $13,465             $10,815
    02/28/1999           $13,142                  $13,406             $10,828
    03/31/1999           $13,181                  $13,425             $10,861
    04/30/1999           $13,223                  $13,458             $10,940
    05/31/1999           $13,149                  $13,380             $10,940
    06/30/1999           $13,005                  $13,187             $10,940
    07/31/1999           $13,070                  $13,235             $10,973
    08/31/1999           $12,910                  $13,129             $10,999
    09/30/1999           $12,906                  $13,134             $11,052
    10/31/1999           $12,669                  $12,992             $11,072
    11/30/1999           $12,755                  $13,130             $11,079
    12/31/1999           $12,566                  $13,032             $11,079
    01/31/2000           $12,446                  $12,974             $11,112
    02/29/2000           $12,561                  $13,125             $11,177
    03/31/2000           $12,810                  $13,411             $11,269
    04/30/2000           $12,760                  $13,332             $11,276
    05/31/2000           $12,668                  $13,263             $11,289
    06/30/2000           $12,787                  $13,614             $11,348
    07/31/2000           $12,934                  $13,803             $11,374
    08/31/2000           $13,105                  $14,016             $11,374
    09/30/2000           $13,048                  $13,943             $11,433
    10/31/2000           $13,134                  $14,095             $11,453
    11/30/2000           $13,126                  $14,202             $11,460
    12/31/2000           $13,227                  $14,553             $11,453
    01/31/2001           $13,307                  $14,697             $11,525
    02/28/2001           $13,371                  $14,744             $11,571
    03/31/2001           $13,491                  $14,877             $11,598
    04/30/2001           $13,421                  $14,716             $11,644
    05/31/2001           $13,553                  $14,875             $11,696
    06/30/2001           $13,669                  $14,974             $11,716
    07/31/2001           $13,884                  $15,196             $11,683
    08/31/2001           $14,096                  $15,447             $11,683
    09/30/2001           $13,955                  $15,394             $11,736
    10/31/2001           $14,071                  $15,578             $11,696
    11/30/2001           $14,022                  $15,447             $11,676
    12/31/2001           $13,922                  $15,300             $11,631
    01/31/2002           $14,112                  $15,565             $11,657
    02/28/2002           $14,170                  $15,751             $11,704




7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND




CREDIT QUALITY BREAKDOWN*
FRANKLIN NEW JERSEY TAX-FREE
INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/02

[PIE CHART OMITTED]
AAA - 73.7%
AA - 6.4%
A - 12.2%
BBB - 6.1%
Below Investment Grade - 1.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN NEW JERSEY TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NEW JERSEY STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF NEW JERSEY MUNICIPAL BONDS.1
--------------------------------------------------------------------------------


STATE UPDATE
[GRAPHIC OF NEW JERSEY OMITTED]
After accumulating budget reserves near record levels by mid-2001, New Jersey's economy struggled with the effects of a national slowdown and the impact of the September 11 attacks. As manufacturing demand weakened countrywide, the state likewise suffered continued job losses in this sector, along with telecommunications services layoffs. Unexpected benefits rose from the relocation of many New York City financial industry workers to New Jersey as well as potential construction contracts related to rebuilding damaged sites. Fortunately, the state's large pharmaceutical industry remained strong. At 5.2% in February 2002, unemployment remained below the national average of 5.5%.2

With 12% personal income growth for the past two years, New Jersey continued to rank as the nation's second highest in per-capita income level.3 However, the state's outstanding debt has increased faster than its population and personal income during the past decade. As of October 2001, the ratio of debt to personal income was 5.4%, the sixth highest among U.S. states.3 When the state revisited its budget in 2002, New Jersey's economy faced projected revenue shortfalls of $2.5 billion and $462 million in unbudgeted expenditures, or roughly 10% of original appropriations.4 Not surprisingly, the governor's resolution plan, proposed in February, involved utilization of a portion of the state's operating reserve.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Bureau of Labor Statistics, 3/26/02.

3. Source: Moody's Investors Service, NEW JERSEY (STATE OF), 10/15/01.

4. Source: Standard & Poor's, RATINGSDIRECT, 2/12/02.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 120.

Standard & Poor's revised New Jersey's economic outlook from stable to negative and placed the state's debt on CreditWatch in January. However, to date, the independent credit rating agency maintained its AA rating for New Jersey's GO bonds and related appropriation debt.5 On March 4, 2002, independent credit agency Moody's lowered its rating from Aa1 to Aa2, which is still investment-grade.6 Although revenue shortfalls and their resulting fiscal problems exist, the governor and state legislature have responded firmly. New Jersey's long-term outlook is relatively positive due to the state's highly educated workforce and its concentration of technical industries.

PORTFOLIO NOTES
Municipal bond yields generally declined during the year under review. Because bond prices rise when yields fall, Franklin New Jersey Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.70 on February 28, 2001, to $11.85 on February 28, 2002.

As interest rates remained low during the 12 months under review, many municipalities were motivated to borrow, and issuers continued to take advantage of inexpensive borrowing costs. The low interest rate environment, in conjunction with declining tax receipts, sparked a significant outbreak of municipal bond activity. The need for capital improvement also contributed to the fervor, and 2001 closed as the year with the second highest amount of national issuance for the past decade at $286.6 billion.7 As 2002 began, the momentum continued with a record January issuance of $20.4 billion in long-term bonds.8

Issuance increased dramatically in many states. For the year 2001, the supply of New Jersey bonds was up 13%. Additionally, Puerto Rico experienced a tremendous year, closing with $5.9 billion of issuance.7 These Puerto Rico bonds offered many attractive investment opportunities for Franklin New Jersey Tax-Free Income Fund as well. As a result, we increased our holdings in territorial securities. Notable purchases during





PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
2/28/02

                   % OF TOTAL
                    LONG-TERM
                  INVESTMENTS
-----------------------------
Transportation          19.3%

Hospital & Health Care  18.8%

General Obligation      14.2%

Utilities               13.0%

Prerefunded             12.3%

Housing                 10.4%

Higher Education         5.6%

Corporate-Backed         1.9%

Subject to Government
Appropriations           1.9%

Other Revenue            1.5%

Tax-Supported            1.1%




5. Source: Standard & Poor's, RATINGSDIRECT, 1/11/02. This does not indicate Standard & Poor's rating of the Fund.

6. Source: Moody's Investors Service, NEW JERSEY (STATE OF), 3/4/02. This does not indicate Moody's rating of the Fund.

7. Source: THE BOND BUYER, 1/2/02.

8. Source: THE BOND BUYER, 2/1/02.

DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/01-2/28/02

                                                 DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                 CLASS A       CLASS B        CLASS C
--------------------------------------------------------------------------------
March                                 4.89 cents    4.31 cents    4.33 cents

April                                 4.89 cents    4.31 cents    4.33 cents

May                                   4.89 cents    4.31 cents    4.33 cents

June                                  4.80 cents    4.26 cents    4.29 cents

July                                  4.80 cents    4.26 cents    4.29 cents

August                                4.80 cents    4.26 cents    4.29 cents

September                             4.72 cents    4.17 cents    4.18 cents

October                               4.72 cents    4.17 cents    4.18 cents

November                              4.72 cents    4.17 cents    4.18 cents

December                              4.72 cents    4.17 cents    4.15 cents

January                               4.72 cents    4.17 cents    4.15 cents

February                              4.72 cents    4.17 cents    4.15 cents
--------------------------------------------------------------------------------
TOTAL                                57.39 CENTS   50.73 CENTS   50.85 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


the reporting period included Puerto Rico PBA Revenue, Freehold Township Board Education GO, New Jersey State Transportation Trust Fund Authority Revenue and New Jersey State Housing and Mortgage Finance Agency MFHR GO bonds. It is important to note that Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states. During the 12 months under review, sales included Guam Power Authority Revenue, Lopatcong Township Board of Education GO and New Jersey State
Sports and Exposition Authority Convention Center Luxury Tax bonds.

The September 11 attacks impacted the Fund's Port Authority of New York and New Jersey holding. As the World Trade Center (WTC) owners, Port Authority will likely experience revenue declines since the WTC leases accounted for approximately 13% of revenue. Port Authority receives the majority of its revenues from other sources such as fees and tolls from bridges, tunnels and airports, which provides for the debt service of the outstanding bonds. The outlook on the debt remains steady as reserve funds are intact to cover principal and interest for the near term. We held 6.21% of total long-term investments of the credit on February 28, 2002, of which 2.26% is insured. Our research analysts continually and carefully monitor the credit and this holding in particular.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 52 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.58%, based on an annualization of the current 4.72 cent ($0.0472) per share dividend and the maximum offering price of $12.38 on February 28, 2002. An investor in the maximum combined federal and New Jersey state personal income tax bracket of 42.51% would need to earn 7.97% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

The Fund was subject to bond calls during the 12-month reporting period. Many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. The Fund could reinvest the proceeds only at current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin New Jersey Tax-Free Income Fund. We believe our broad portfolio diversification should help cushion the Fund from volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW JERSEY
TAX-FREE INCOME FUND




PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.15        $11.85     $11.70
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                               $0.5739

CLASS B                                       CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.16        $11.90     $11.74
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                               $0.5073

CLASS C                                       CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.16        $11.93     $11.77
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                               $0.5085



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                            +6.35%   +32.33%  +83.50%
Average Annual Total Return2                        +1.82%    +4.84%   +5.79%
Avg. Ann. Total Return (3/31/02)3                   -0.86%    +4.63%   +5.58%

Distribution Rate4                     4.58%
Taxable Equivalent Distribution Rate5  7.97%
30-Day Standardized Yield6             3.97%
Taxable Equivalent Yield5              6.91%

                                                                     INCEPTION
CLASS B                                                      1-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return1                                     +5.82%   +20.01%
Average Annual Total Return2                                 +1.82%    +7.86%
Avg. Ann. Total Return (3/31/02)3                            -0.92%    +6.54%

Distribution Rate4                     4.18%
Taxable Equivalent Distribution Rate5  7.27%
30-Day Standardized Yield6             3.63%
Taxable Equivalent Yield5              6.31%

                                                                     INCEPTION
CLASS C                                             1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                            +5.81%   +28.87%  +45.56%
Average Annual Total Return2                        +3.75%    +4.99%   +5.50%
Avg. Ann. Total Return (3/31/02)3                   +1.10%    +4.78%   +5.13%

Distribution Rate4                     4.15%
Taxable Equivalent Distribution Rate5  7.22%
30-Day Standardized Yield6             3.56%
Taxable Equivalent Yield5              6.19%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and New Jersey state personal income tax bracket of 42.51%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
-----------------------------
1-Year               +1.82%

5-Year               +4.84%

10-Year              +5.79%




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
---------------------------------------------------------------------------
           Date          Franklin New     Lehman Brothers          CPI7
                       Jersey Tax-Free     Municipal Bond
                      Income Fund-Class A      Index7
---------------------------------------------------------------------------
           03/01/1992       $9,576            $10,000              $10,000
           03/31/1992       $9,592            $10,003              $10,051
           04/30/1992       $9,677            $10,092              $10,065
           05/31/1992       $9,795            $10,211              $10,079
           06/30/1992       $9,932            $10,383              $10,115
           07/31/1992      $10,281            $10,694              $10,137
           08/31/1992      $10,156            $10,590              $10,165
           09/30/1992      $10,164            $10,659              $10,194
           10/31/1992      $10,047            $10,555              $10,229
           11/30/1992      $10,277            $10,744              $10,244
           12/31/1992      $10,410            $10,853              $10,236
           01/31/1993      $10,505            $10,979              $10,287
           02/28/1993      $10,805            $11,377              $10,323
           03/31/1993      $10,748            $11,256              $10,359
           04/30/1993      $10,821            $11,370              $10,388
           05/31/1993      $10,871            $11,433              $10,402
           06/30/1993      $11,055            $11,624              $10,417
           07/31/1993      $11,070            $11,639              $10,417
           08/31/1993      $11,274            $11,882              $10,446
           09/30/1993      $11,384            $12,017              $10,468
           10/31/1993      $11,415            $12,040              $10,511
           11/30/1993      $11,363            $11,934              $10,518
           12/31/1993      $11,554            $12,186              $10,518
           01/31/1994      $11,657            $12,325              $10,547
           02/28/1994      $11,415            $12,005              $10,582
           03/31/1994      $11,000            $11,517              $10,618
           04/30/1994      $11,031            $11,615              $10,633
           05/31/1994      $11,115            $11,716              $10,641
           06/30/1994      $11,042            $11,644              $10,677
           07/31/1994      $11,223            $11,857              $10,706
           08/31/1994      $11,269            $11,899              $10,749
           09/30/1994      $11,124            $11,724              $10,778
           10/31/1994      $10,929            $11,515              $10,785
           11/30/1994      $10,698            $11,307              $10,799
           12/31/1994      $10,953            $11,556              $10,799
           01/31/1995      $11,271            $11,886              $10,842
           02/28/1995      $11,548            $12,232              $10,886
           03/31/1995      $11,658            $12,373              $10,922
           04/30/1995      $11,678            $12,387              $10,958
           05/31/1995      $11,983            $12,783              $10,980
           06/30/1995      $11,915            $12,671              $11,002
           07/31/1995      $11,981            $12,792              $11,002
           08/31/1995      $12,108            $12,954              $11,030
           09/30/1995      $12,182            $13,036              $11,052
           10/31/1995      $12,357            $13,225              $11,089
           11/30/1995      $12,542            $13,444              $11,081
           12/31/1995      $12,660            $13,573              $11,073
           01/31/1996      $12,718            $13,677              $11,138
           02/29/1996      $12,635            $13,584              $11,174
           03/31/1996      $12,496            $13,410              $11,232
           04/30/1996      $12,478            $13,372              $11,276
           05/31/1996      $12,486            $13,367              $11,297
           06/30/1996      $12,619            $13,513              $11,304
           07/31/1996      $12,723            $13,634              $11,326
           08/31/1996      $12,704            $13,631              $11,347
           09/30/1996      $12,886            $13,822              $11,384
           10/31/1996      $13,006            $13,978              $11,420
           11/30/1996      $13,210            $14,234              $11,442
           12/31/1996      $13,170            $14,175              $11,442
           01/31/1997      $13,178            $14,201              $11,478
           02/28/1997      $13,284            $14,332              $11,514
           03/31/1997      $13,164            $14,141              $11,543
           04/30/1997      $13,268            $14,260              $11,556
           05/31/1997      $13,415            $14,476              $11,550
           06/30/1997      $13,536            $14,630              $11,563
           07/31/1997      $13,865            $15,036              $11,577
           08/31/1997      $13,750            $14,894              $11,599
           09/30/1997      $13,905            $15,072              $11,628
           10/31/1997      $13,996            $15,168              $11,657
           11/30/1997      $14,090            $15,258              $11,650
           12/31/1997      $14,273            $15,480              $11,636
           01/31/1998      $14,396            $15,640              $11,658
           02/28/1998      $14,398            $15,645              $11,681
           03/31/1998      $14,429            $15,659              $11,703
           04/30/1998      $14,390            $15,588              $11,724
           05/31/1998      $14,585            $15,834              $11,745
           06/30/1998      $14,658            $15,896              $11,759
           07/31/1998      $14,692            $15,936              $11,773
           08/31/1998      $14,880            $16,183              $11,787
           09/30/1998      $15,026            $16,385              $11,801
           10/31/1998      $15,068            $16,385              $11,830
           11/30/1998      $15,095            $16,443              $11,830
           12/31/1998      $15,143            $16,484              $11,823
           01/31/1999      $15,271            $16,680              $11,851
           02/28/1999      $15,206            $16,606              $11,865
           03/31/1999      $15,266            $16,630              $11,901
           04/30/1999      $15,302            $16,671              $11,988
           05/31/1999      $15,221            $16,575              $11,988
           06/30/1999      $15,049            $16,336              $11,988
           07/31/1999      $15,097            $16,395              $12,024
           08/31/1999      $14,894            $16,264              $12,053
           09/30/1999      $14,839            $16,270              $12,110
           10/31/1999      $14,653            $16,094              $12,132
           11/30/1999      $14,778            $16,265              $12,140
           12/31/1999      $14,633            $16,143              $12,140
           01/31/2000      $14,539            $16,072              $12,176
           02/29/2000      $14,737            $16,258              $12,248
           03/31/2000      $15,070            $16,613              $12,348
           04/30/2000      $14,973            $16,515              $12,356
           05/31/2000      $14,872            $16,429              $12,370
           06/30/2000      $15,264            $16,864              $12,435
           07/31/2000      $15,472            $17,099              $12,463
           08/31/2000      $15,719            $17,362              $12,463
           09/30/2000      $15,617            $17,272              $12,528
           10/31/2000      $15,814            $17,460              $12,549
           11/30/2000      $15,936            $17,593              $12,557
           12/31/2000      $16,321            $18,027              $12,549
           01/31/2001      $16,406            $18,206              $12,629
           02/28/2001      $16,529            $18,264              $12,679
           03/31/2001      $16,658            $18,428              $12,708
           04/30/2001      $16,488            $18,229              $12,759
           05/31/2001      $16,671            $18,426              $12,816
           06/30/2001      $16,808            $18,550              $12,838
           07/31/2001      $17,070            $18,824              $12,802
           08/31/2001      $17,297            $19,135              $12,802
           09/30/2001      $17,187            $19,070              $12,860
           10/31/2001      $17,393            $19,297              $12,816
           11/30/2001      $17,254            $19,135              $12,794
           12/31/2001      $17,088            $18,953              $12,744
           01/31/2002      $17,361            $19,281              $12,774
           02/28/2002      $17,563            $19,512              $12,825


AVERAGE ANNUAL TOTAL RETURN

CLASS B                  2/28/02
---------------------------------
1-Year                   +1.82%

Since Inception (2/1/00) +7.86%



CLASS B (2/1/00-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
-----------------------------------------------------------------------
       Date         Franklin New     Lehman Brothers         CPI7
                  Jersey Tax-Free    Municipal Bond
                       Income             Index7
                    Fund-Class B
-----------------------------------------------------------------------
       02/01/2000     $10,000            $10,000           $10,000
       02/29/2000     $10,144            $10,116           $10,059
       03/31/2000     $10,368            $10,337           $10,141
       04/30/2000     $10,298            $10,276           $10,148
       05/31/2000     $10,223            $10,222           $10,160
       06/30/2000     $10,496            $10,493           $10,213
       07/31/2000     $10,642            $10,639           $10,236
       08/31/2000     $10,807            $10,803           $10,236
       09/30/2000     $10,733            $10,747           $10,289
       10/31/2000     $10,863            $10,864           $10,307
       11/30/2000     $10,942            $10,946           $10,313
       12/31/2000     $11,201            $11,217           $10,307
       01/31/2001     $11,254            $11,328           $10,372
       02/28/2001     $11,343            $11,364           $10,413
       03/31/2001     $11,426            $11,466           $10,437
       04/30/2001     $11,303            $11,342           $10,479
       05/31/2001     $11,423            $11,465           $10,526
       06/30/2001     $11,511            $11,542           $10,544
       07/31/2001     $11,684            $11,712           $10,514
       08/31/2001     $11,833            $11,906           $10,514
       09/30/2001     $11,762            $11,865           $10,562
       10/31/2001     $11,898            $12,006           $10,526
       11/30/2001     $11,788            $11,906           $10,508
       12/31/2001     $11,680            $11,792           $10,467
       01/31/2002     $11,861            $11,996           $10,491
       02/28/2002     $11,701            $12,140           $10,533


              Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/02
--------------------------------
1-Year                   +3.75%

5-Year                   +4.99%

Since Inception (5/1/95) +5.50%




CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
------------------------------------------------------------------------------
            Date        Franklin New      Lehman Brothers          CPI7
                       Jersey Tax-Free    Municipal Bond
                     Income Fund-Class C      Index7
------------------------------------------------------------------------------
           05/01/1995       $9,904           $10,000            $10,000
           05/31/1995      $10,174           $10,319            $10,020
           06/30/1995      $10,111           $10,229            $10,040
           07/31/1995      $10,172           $10,326            $10,040
           08/31/1995      $10,275           $10,458            $10,066
           09/29/1995      $10,341           $10,523            $10,086
           10/31/1995      $10,482           $10,676            $10,120
           11/30/1995      $10,635           $10,853            $10,112
           12/29/1995      $10,730           $10,957            $10,105
           01/31/1996      $10,783           $11,041            $10,165
           02/29/1996      $10,700           $10,966            $10,198
           03/29/1996      $10,577           $10,825            $10,251
           04/30/1996      $10,557           $10,795            $10,291
           05/31/1996      $10,568           $10,791            $10,310
           06/28/1996      $10,675           $10,908            $10,316
           07/31/1996      $10,759           $11,006            $10,336
           08/30/1996      $10,729           $11,004            $10,356
           09/30/1996      $10,877           $11,158            $10,389
           10/31/1996      $10,970           $11,284            $10,422
           11/29/1996      $11,135           $11,491            $10,442
           12/31/1996      $11,095           $11,443            $10,442
           01/31/1997      $11,095           $11,464            $10,475
           02/28/1997      $11,189           $11,570            $10,508
           03/31/1997      $11,084           $11,416            $10,534
           04/30/1997      $11,166           $11,512            $10,547
           05/31/1997      $11,283           $11,686            $10,540
           06/30/1997      $11,380           $11,811            $10,553
           07/31/1997      $11,651           $12,138            $10,565
           08/31/1997      $11,560           $12,024            $10,586
           09/30/1997      $11,675           $12,167            $10,612
           10/31/1997      $11,744           $12,245            $10,639
           11/30/1997      $11,816           $12,317            $10,632
           12/31/1997      $11,974           $12,497            $10,619
           01/31/1998      $12,061           $12,626            $10,640
           02/28/1998      $12,067           $12,629            $10,660
           03/31/1998      $12,086           $12,641            $10,680
           04/30/1998      $12,039           $12,584            $10,699
           05/31/1998      $12,207           $12,783            $10,719
           06/30/1998      $12,252           $12,832            $10,731
           07/31/1998      $12,272           $12,865            $10,744
           08/31/1998      $12,433           $13,064            $10,757
           09/30/1998      $12,549           $13,227            $10,770
           10/31/1998      $12,578           $13,227            $10,796
           11/30/1998      $12,594           $13,274            $10,796
           12/31/1998      $12,628           $13,307            $10,789
           01/31/1999      $12,728           $13,465            $10,815
           02/28/1999      $12,680           $13,406            $10,828
           03/31/1999      $12,711           $13,425            $10,861
           04/30/1999      $12,735           $13,458            $10,940
           05/31/1999      $12,673           $13,380            $10,940
           06/30/1999      $12,513           $13,187            $10,940
           07/31/1999      $12,547           $13,235            $10,973
           08/31/1999      $12,373           $13,129            $10,999
           09/30/1999      $12,322           $13,134            $11,052
           10/31/1999      $12,163           $12,992            $11,072
           11/30/1999      $12,259           $13,130            $11,079
           12/31/1999      $12,134           $13,032            $11,079
           01/31/2000      $12,039           $12,974            $11,112
           02/29/2000      $12,208           $13,125            $11,177
           03/31/2000      $12,489           $13,411            $11,269
           04/30/2000      $12,394           $13,332            $11,276
           05/31/2000      $12,303           $13,263            $11,289
           06/30/2000      $12,621           $13,614            $11,348
           07/31/2000      $12,796           $13,803            $11,374
           08/31/2000      $12,983           $14,016            $11,374
           09/30/2000      $12,905           $13,943            $11,433
           10/31/2000      $13,050           $14,095            $11,453
           11/30/2000      $13,144           $14,202            $11,460
           12/31/2000      $13,455           $14,553            $11,453
           01/31/2001      $13,518           $14,697            $11,525
           02/28/2001      $13,624           $14,744            $11,571
           03/31/2001      $13,711           $14,877            $11,598
           04/30/2001      $13,577           $14,716            $11,644
           05/31/2001      $13,721           $14,875            $11,696
           06/30/2001      $13,828           $14,974            $11,716
           07/31/2001      $14,035           $15,196            $11,683
           08/31/2001      $14,215           $15,447            $11,683
           09/30/2001      $14,129           $15,394            $11,736
           10/31/2001      $14,279           $15,578            $11,696
           11/30/2001      $14,159           $15,447            $11,676
           12/31/2001      $14,018           $15,300            $11,631
           01/31/2002      $14,246           $15,565            $11,657
           02/28/2002      $14,416           $15,751            $11,704


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN OREGON TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
FRANKLIN OREGON TAX-FREE INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/02

[PIE CHART OMITTED]
AAA - 38.8%
AA - 34.7%
A - 14.2%
BBB - 10.0%
Below Investment Grade - 2.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN OREGON TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND OREGON STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF OREGON MUNICIPAL BONDS.1
--------------------------------------------------------------------------------


STATE UPDATE2
[GRAPHIC OF OREGON OMITTED]
Oregon continues to diversify away from its traditional industries of lumber, agriculture and wood products into high-technology manufacturing; however, the state's economy is slowing, with job growth expected to be flat in 2002 before increasing again in 2003. In its favor, the state has a history of conservative revenue forecasting and strong financial controls that compensate for low budget reserves. In addition, Oregon maintains low debt levels and has experienced improving resident wealth levels. The state's net tax-supported debt of 1.6% of aggregate personal income is below the national median of 2.1%.

During the 12 months under review, Oregon's economy weakened, hurt by the high-technology sector's underperformance and the national economic slowdown. The state's economy is expected to underperform the nation over the near term. Since December 2000, the state has lost approximately 12,000 mostly high-technology manufacturing jobs, but unlike in past years, the services and trade sectors did not post gains to offset these job losses. The state anticipates posting negative growth for 2001, but expects its economic downturn to bottom out during first quarter 2002. For the 2001-2003 biennium, the state assumes personal income tax collections will fall by 2% and corporate income tax receipts will drop by 7% compared with 1999-2001. Oregon's ability to recover will depend largely on how well its trading partners fare during the global economic slowdown. Despite growth in exports to Canada in recent years, demand for Oregon products continues to depend heavily on Asian market strength.





1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, OREGON (STATE OF), 11/29/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 126.

The outlook for Oregon is stable, reflecting the state's strong economic base and the expected maintenance of adequate reserve levels despite expenditure pressures. Oregon's debt burden is expected to remain moderate over the near term, and the state has strong financial controls and a solid record of fiscal management.

PORTFOLIO NOTES
The municipal bond market experienced short periods of time when rates trended upward, specifically in November and December 2001 with the release of stronger-than-expected economic data. Overall, however, municipal bond yields decreased. Because bond prices rise as yields fall, Franklin Oregon Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.42 on February 28, 2001, to $11.52 on February 28, 2002. During the reporting period, the Fund experienced strong net inflows as well as calls on higher coupon bonds, as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We invested the resulting proceeds at current, lower interest rates. Due to these circumstances, the Fund's dividend distributions declined. (Please read our special feature, "Making Sense of Dividends.")

The Fund attempted to take advantage of market conditions by selling bonds with low booked yields and shorter call protection, and using the proceeds to buy bonds with current coupon rates, higher booked yields and longer call structures. As a result, the portfolio's overall structure improved. In December 2001 and January 2002, Puerto Rico sold four new issues in the primary market, each approximately $1 billion in size. With demand outpacing supply in Oregon, the Fund benefited from purchasing territory securities at significantly higher yields relative to Oregon state bonds.

As the largest municipal bond fund in Oregon with $557 million in total long-term investments as of February 28, 2002, Franklin Oregon Tax-Free Income Fund is able to use its size and Franklin's significant presence in the municipal bond market to structure issues to fit the portfolio's needs. The Fund has continued to maintain its high quality, and at period-end, 73.5% of the Fund's total long-term investments were rated AA or higher. Notable purchases we made during the period included Puerto Rico Electric Power Authority Power, Puerto Rico Commonwealth Highway and Transportation Authority, Puerto Rico Public Finance Corp., and Eugene Electric Utility revenue bonds, and Deschutes County Administrative School District No. 1 GO bonds. Some holdings we sold included Puerto Rico Commonwealth Highway




PORTFOLIO BREAKDOWN
Franklin Oregon
Tax-Free Income Fund
2/28/02

                   % OF TOTAL
                    LONG-TERM
                  INVESTMENTS
------------------------------

General Obligation     22.2%

Transportation         15.6%

Housing                13.5%

Hospital & Health Care 11.9%

Utilities               8.7%

Prerefunded             7.2%

Corporate-Backed        6.1%

Higher Education        5.4%

Subject to Government
Appropriations          4.6%

Other Revenue           2.9%

Tax-Supported           1.9%

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
2/28/02

                                                      DIVIDEND PER SHARE
                                                --------------------------------
MONTH                                             CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                             4.80 cents    4.24 cents

April                                             4.80 cents    4.24 cents

May                                               4.80 cents    4.24 cents

June                                              4.80 cents    4.28 cents

July                                              4.80 cents    4.28 cents

August                                            4.80 cents    4.28 cents

September                                         4.65 cents    4.12 cents

October                                           4.65 cents    4.12 cents

November                                          4.65 cents    4.12 cents

December                                          4.50 cents    3.97 cents

January                                           4.50 cents    3.97 cents

February                                          4.50 cents    3.97 cents

--------------------------------------------------------------------------------
TOTAL                                            56.25 CENTS   49.83 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



and Transportation Authority and Guam Power Authority revenue bonds, and Oregon State and Jackson County School District No. 9 Eagle Point GO bonds.

Keep in mind that your Fund combines the advantage of overall high credit quality with tax-free yields.1 The Performance Summary beginning on page 60 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.49%, based on an annualization of the current 4.5 cent ($0.045) per share dividend and the maximum offering price of $12.03 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Oregon state personal income tax bracket of 44.13% would need to earn 8.04% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

During 2001, Oregon's issuance of municipal bonds increased 32.7% from the previous year.3 Retail demand for Oregon municipal bonds was particularly strong, and this increased supply was easily absorbed. Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Oregon Tax-Free Income Fund. We believe the fixed income market should remain healthy as the economy's recovery slowly continues and inflation remains low. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




3. Source: THE BOND BUYER, 1/2/02.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN OREGON
TAX-FREE INCOME FUND




PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.10        $11.52     $11.42
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                            $0.5625

CLASS C                                    CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.12        $11.61     $11.49
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                            $0.4983




PERFORMANCE

CLASS A                                          1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                         +5.95%   +29.03%  +78.47%
Average Annual Total Return2                     +1.42%    +4.32%   +5.50%
Avg. Ann. Total Return (3/31/02)3                -1.07%    +4.11%   +5.29%

Distribution Rate4                     4.49%
Taxable Equivalent Distribution Rate5  8.04%
30-Day Standardized Yield6             4.00%
Taxable Equivalent Yield5              7.16%


                                                                   INCEPTION
CLASS C                                           1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                          +5.50%   +25.62%  +41.77%
Average Annual Total Return2                      +3.42%    +4.45%   +5.09%
Avg. Ann. Total Return (3/31/02)3                 +0.71%    +4.25%   +4.76%

Distribution Rate4                     4.05%
Taxable Equivalent Distribution Rate5  7.25%
30-Day Standardized Yield6             3.60%
Taxable Equivalent Yield5              6.44%


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Oregon state personal income tax bracket of 44.13%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
-----------------------------------------------------------------------------
      Date         Franklin Oregon      Lehman Brothers           CPI7
                   Tax-Free Income      Municipal Bond
                    Fund-Class A             Index7
-----------------------------------------------------------------------------
      03/01/1992       $9,571               $10,000                  $10,000
      03/31/1992       $9,603               $10,003                  $10,051
      04/30/1992       $9,669               $10,092                  $10,065
      05/31/1992       $9,768               $10,211                  $10,079
      06/30/1992       $9,905               $10,383                  $10,115
      07/31/1992       $10,230              $10,694                  $10,137
      08/31/1992       $10,091              $10,590                  $10,165
      09/30/1992       $10,114              $10,659                  $10,194
      10/31/1992       $9,984               $10,555                  $10,229
      11/30/1992       $10,204              $10,744                  $10,244
      12/31/1992       $10,367              $10,853                  $10,236
      01/31/1993       $10,487              $10,979                  $10,287
      02/28/1993       $10,796              $11,377                  $10,323
      03/31/1993       $10,744              $11,256                  $10,359
      04/30/1993       $10,825              $11,370                  $10,388
      05/31/1993       $10,873              $11,433                  $10,402
      06/30/1993       $11,010              $11,624                  $10,417
      07/31/1993       $11,033              $11,639                  $10,417
      08/31/1993       $11,199              $11,882                  $10,446
      09/30/1993       $11,346              $12,017                  $10,468
      10/31/1993       $11,385              $12,040                  $10,511
      11/30/1993       $11,312              $11,934                  $10,518
      12/31/1993       $11,498              $12,186                  $10,518
      01/31/1994       $11,606              $12,325                  $10,547
      02/28/1994       $11,378              $12,005                  $10,582
      03/31/1994       $10,975              $11,517                  $10,618
      04/30/1994       $11,002              $11,615                  $10,633
      05/31/1994       $11,073              $11,716                  $10,641
      06/30/1994       $11,014              $11,644                  $10,677
      07/31/1994       $11,193              $11,857                  $10,706
      08/31/1994       $11,235              $11,899                  $10,749
      09/30/1994       $11,088              $11,724                  $10,778
      10/31/1994       $10,878              $11,515                  $10,785
      11/30/1994       $10,654              $11,307                  $10,799
      12/31/1994       $10,929              $11,556                  $10,799
      01/31/1995       $11,238              $11,886                  $10,842
      02/28/1995       $11,535              $12,232                  $10,886
      03/31/1995       $11,645              $12,373                  $10,922
      04/30/1995       $11,663              $12,387                  $10,958
      05/31/1995       $11,958              $12,783                  $10,980
      06/30/1995       $11,869              $12,671                  $11,002
      07/31/1995       $11,946              $12,792                  $11,002
      08/31/1995       $12,094              $12,954                  $11,030
      09/30/1995       $12,157              $13,036                  $11,052
      10/31/1995       $12,320              $13,225                  $11,089
      11/30/1995       $12,495              $13,444                  $11,081
      12/31/1995       $12,580              $13,573                  $11,073
      01/31/1996       $12,659              $13,677                  $11,138
      02/29/1996       $12,596              $13,584                  $11,174
      03/31/1996       $12,466              $13,410                  $11,232
      04/30/1996       $12,468              $13,372                  $11,276
      05/31/1996       $12,485              $13,367                  $11,297
      06/30/1996       $12,616              $13,513                  $11,304
      07/31/1996       $12,697              $13,634                  $11,326
      08/31/1996       $12,708              $13,631                  $11,347
      09/30/1996       $12,855              $13,822                  $11,384
      10/31/1996       $12,962              $13,978                  $11,420
      11/30/1996       $13,131              $14,234                  $11,442
      12/31/1996       $13,123              $14,175                  $11,442
      01/31/1997       $13,138              $14,201                  $11,478
      02/28/1997       $13,242              $14,332                  $11,514
      03/31/1997       $13,143              $14,141                  $11,543
      04/30/1997       $13,234              $14,260                  $11,556
      05/31/1997       $13,379              $14,476                  $11,550
      06/30/1997       $13,486              $14,630                  $11,563
      07/31/1997       $13,778              $15,036                  $11,577
      08/31/1997       $13,731              $14,894                  $11,599
      09/30/1997       $13,862              $15,072                  $11,628
      10/31/1997       $13,940              $15,168                  $11,657
      11/30/1997       $14,034              $15,258                  $11,650
      12/31/1997       $14,205              $15,480                  $11,636
      01/31/1998       $14,316              $15,640                  $11,658
      02/28/1998       $14,330              $15,645                  $11,681
      03/31/1998       $14,337              $15,659                  $11,703
      04/30/1998       $14,323              $15,588                  $11,724
      05/31/1998       $14,495              $15,834                  $11,745
      06/30/1998       $14,544              $15,896                  $11,759
      07/31/1998       $14,577              $15,936                  $11,773
      08/31/1998       $14,765              $16,183                  $11,787
      09/30/1998       $14,911              $16,385                  $11,801
      10/31/1998       $14,879              $16,385                  $11,830
      11/30/1998       $14,943              $16,443                  $11,830
      12/31/1998       $14,977              $16,484                  $11,823
      01/31/1999       $15,116              $16,680                  $11,851
      02/28/1999       $15,063              $16,606                  $11,865
      03/31/1999       $15,109              $16,630                  $11,901
      04/30/1999       $15,131              $16,671                  $11,988
      05/31/1999       $15,048              $16,575                  $11,988
      06/30/1999       $14,818              $16,336                  $11,988
      07/31/1999       $14,864              $16,395                  $12,024
      08/31/1999       $14,671              $16,264                  $12,053
      09/30/1999       $14,640              $16,270                  $12,110
      10/31/1999       $14,400              $16,094                  $12,132
      11/30/1999       $14,548              $16,265                  $12,140
      12/31/1999       $14,401              $16,143                  $12,140
      01/31/2000       $14,317              $16,072                  $12,176
      02/29/2000       $14,499              $16,258                  $12,248
      03/31/2000       $14,831              $16,613                  $12,348
      04/30/2000       $14,733              $16,515                  $12,356
      05/31/2000       $14,644              $16,429                  $12,370
      06/30/2000       $15,035              $16,864                  $12,435
      07/31/2000       $15,241              $17,099                  $12,463
      08/31/2000       $15,486              $17,362                  $12,463
      09/30/2000       $15,382              $17,272                  $12,528
      10/31/2000       $15,536              $17,460                  $12,549
      11/30/2000       $15,629              $17,593                  $12,557
      12/31/2000       $15,986              $18,027                  $12,549
      01/31/2001       $16,069              $18,206                  $12,629
      02/28/2001       $16,133              $18,264                  $12,679
      03/31/2001       $16,260              $18,428                  $12,708
      04/30/2001       $16,090              $18,229                  $12,759
      05/31/2001       $16,244              $18,426                  $12,816
      06/30/2001       $16,368              $18,550                  $12,838
      07/31/2001       $16,629              $18,824                  $12,802
      08/31/2001       $16,886              $19,135                  $12,802
      09/30/2001       $16,774              $19,070                  $12,860
      10/31/2001       $16,980              $19,297                  $12,816
      11/30/2001       $16,839              $19,135                  $12,794
      12/31/2001       $16,656              $18,953                  $12,744
      01/31/2002       $16,897              $19,281                  $12,774
      02/28/2002       $17,088              $19,512                  $12,825




CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
------------------------------------------------------------------------
          Date       Franklin Oregon  Lehman Brothers        CPI7
                     Tax-Free Income   Municipal Bond
                       Fund-Class C        Index7
------------------------------------------------------------------------
          05/01/1995      $9,903          $10,000          $10,000
          05/31/1995     $10,173          $10,319          $10,020
          06/30/1995     $10,091          $10,229          $10,040
          07/31/1995     $10,150          $10,326          $10,040
          08/31/1995     $10,279          $10,458          $10,066
          09/29/1995     $10,328          $10,523          $10,086
          10/31/1995     $10,460          $10,676          $10,120
          11/30/1995     $10,602          $10,853          $10,112
          12/29/1995     $10,677          $10,957          $10,105
          01/31/1996     $10,739          $11,041          $10,165
          02/29/1996     $10,685          $10,966          $10,198
          03/29/1996     $10,570          $10,825          $10,251
          04/30/1996     $10,558          $10,795          $10,291
          05/31/1996     $10,576          $10,791          $10,310
          06/28/1996     $10,681          $10,908          $10,316
          07/31/1996     $10,744          $11,006          $10,336
          08/30/1996     $10,750          $11,004          $10,356
          09/30/1996     $10,869          $11,158          $10,389
          10/31/1996     $10,954          $11,284          $10,422
          11/29/1996     $11,101          $11,491          $10,442
          12/31/1996     $11,079          $11,443          $10,442
          01/31/1997     $11,097          $11,464          $10,475
          02/28/1997     $11,177          $11,570          $10,508
          03/31/1997     $11,089          $11,416          $10,534
          04/30/1997     $11,160          $11,512          $10,547
          05/31/1997     $11,276          $11,686          $10,540
          06/30/1997     $11,360          $11,811          $10,553
          07/31/1997     $11,600          $12,138          $10,565
          08/31/1997     $11,565          $12,024          $10,586
          09/30/1997     $11,671          $12,167          $10,612
          10/31/1997     $11,730          $12,245          $10,639
          11/30/1997     $11,793          $12,317          $10,632
          12/31/1997     $11,941          $12,497          $10,619
          01/31/1998     $12,028          $12,626          $10,640
          02/28/1998     $12,034          $12,629          $10,660
          03/31/1998     $12,034          $12,641          $10,680
          04/30/1998     $12,008          $12,584          $10,699
          05/31/1998     $12,155          $12,783          $10,719
          06/30/1998     $12,190          $12,832          $10,731
          07/31/1998     $12,211          $12,865          $10,744
          08/31/1998     $12,363          $13,064          $10,757
          09/30/1998     $12,479          $13,227          $10,770
          10/31/1998     $12,445          $13,227          $10,796
          11/30/1998     $12,492          $13,274          $10,796
          12/31/1998     $12,516          $13,307          $10,789
          01/31/1999     $12,626          $13,465          $10,815
          02/28/1999     $12,587          $13,406          $10,828
          03/31/1999     $12,607          $13,425          $10,861
          04/30/1999     $12,630          $13,458          $10,940
          05/31/1999     $12,544          $13,380          $10,940
          06/30/1999     $12,357          $13,187          $10,940
          07/31/1999     $12,379          $13,235          $10,973
          08/31/1999     $12,223          $13,129          $10,999
          09/30/1999     $12,181          $13,134          $11,052
          10/31/1999     $11,987          $12,992          $11,072
          11/30/1999     $12,092          $13,130          $11,079
          12/31/1999     $11,976          $13,032          $11,079
          01/31/2000     $11,891          $12,974          $11,112
          02/29/2000     $12,036          $13,125          $11,177
          03/31/2000     $12,316          $13,411          $11,269
          04/30/2000     $12,229          $13,332          $11,276
          05/31/2000     $12,149          $13,263          $11,289
          06/30/2000     $12,454          $13,614          $11,348
          07/31/2000     $12,628          $13,803          $11,374
          08/31/2000     $12,824          $14,016          $11,374
          09/30/2000     $12,733          $13,943          $11,433
          10/31/2000     $12,852          $14,095          $11,453
          11/30/2000     $12,923          $14,202          $11,460
          12/31/2000     $13,210          $14,553          $11,453
          01/31/2001     $13,272          $14,697          $11,525
          02/28/2001     $13,308          $14,744          $11,571
          03/31/2001     $13,429          $14,877          $11,598
          04/30/2001     $13,281          $14,716          $11,644
          05/31/2001     $13,401          $14,875          $11,696
          06/30/2001     $13,484          $14,974          $11,716
          07/31/2001     $13,704          $15,196          $11,683
          08/31/2001     $13,907          $15,447          $11,683
          09/30/2001     $13,798          $15,394          $11,736
          10/31/2001     $13,960          $15,578          $11,696
          11/30/2001     $13,840          $15,447          $11,676
          12/31/2001     $13,683          $15,300          $11,631
          01/31/2002     $13,873          $15,565          $11,657
          02/28/2002     $14,039          $15,751          $11,704


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
FRANKLIN PENNSYLVANIA TAX-FREE
INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/02

[PIE CHART OMITTED]
AAA - 67.5%
AA - 8.1%
A - 9.8%
BBB - 14.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND PENNSYLVANIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF PENNSYLVANIA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE
[GRAPHIC OF PENNSYLVANIA OMITTED]
Prudent practices and a "save for a rainy day" attitude have contributed to Pennsylvania's stable economy. Since the early 1990s, the commonwealth applied its budget surpluses to build its reserves. Strong financial management worked to minimize debt issuance and exercise budget restraint, while estimating revenues conservatively. The prolonged national economic slowdown and its resulting negative effect for individual states have affected, but not toppled, the commonwealth's well-prepared budget. Recently revised general fund estimates for 2002 project revenue increases of 3.7% and a rise in spending of 3.5%. Additionally, Pennsylvania now anticipates making use of approximately half of its $1.13 billion stabilization reserve in fiscal years 2002 and 2003.2

The commonwealth's financial position, with its diverse economic base, admirable educational facilities and excellent health care system, provided some shelter against the national recession, as services held up much better than the manufacturing side. A range of industries, such as software, tourism, biotechnology and business services, experienced job growth. Not surprisingly, despite its lagging labor force expansion rate, the commonwealth's 5.6% unemployment rate in February 2002 remained very close to the 5.5% national rate.3 Significant employment gains are expected from the business, health care and consumer services sectors, while mining, manufacturing and machinery sectors will likely continue their decline.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The Fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

2. Source: Moody's Investors Service, PENNSYLVANIA (COMMONWEALTH OF), 2/12/02. This does not indicate Moody's rating of the Fund.

3. Source: Bureau of Labor Statistics, 3/26/02.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 132.

While keeping close to national averages, Pennsylvania's tax-supported debt ratio has demonstrated an improving trend compared to other states, staying roughly equivalent to the pace of its personal income growth. Personal income per capita reached 102% of the national average for a debt to personal income ratio of just 2.3%, moving it closer to the 50-state median.4 Keeping in step with Pennsylvania's characteristically flexible and prudent financial management practices, commonwealth officials are examining revenue collections and analyzing alternate budget scenarios should the nation remain in an economic slowdown.

Although the duration and depth of any economic downturn is difficult to predict, Pennsylvania seems well-positioned to cope with the current cycle's potential negative effects. With a low debt burden, the commonwealth can comfortably draw from its reserves while maintaining a stable outlook for its economy. Moody's and Standard & Poor's, two independent credit rating agencies, assigned Pennsylvania's general obligation debt their higher ratings of Aa2 and AA.2, 4


PORTFOLIO NOTES

Municipal bond yields generally declined during the year under review. Because bond prices rise when yields fall, Franklin Pennsylvania Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.12 on February 28, 2001, to $10.29 on February 28, 2002.

As interest rates remained low during the 12 months under review, many municipalities were motivated to borrow, and issuers continued to take advantage of inexpensive borrowing costs. The low interest rate environment, in conjunction with declining tax receipts, sparked a significant outbreak of municipal bond activity. The need for capital improvement also contributed to the fervor, and 2001 closed as the year with the second highest amount of national issuance for the past decade at $286.6 billion.5 As 2002 began, the momentum continued with a record January issuance of $20.4 billion in long-term bonds.6




PORTFOLIO BREAKDOWN
Franklin Pennsylvania
Tax-Free Income Fund
2/28/02

                   % OF TOTAL
                    LONG-TERM
                  INVESTMENTS
------------------------------
Hospital & Health Care 21.4%

Prerefunded            16.0%

General Obligation     13.2%

Utilities              12.3%

Higher Education       10.2%

Transportation          8.5%

Housing                 7.5%

Corporate-Backed        4.9%

Other Revenue           3.1%

Tax-Supported           1.7%

Subject to Government
Appropriations          1.2%





4. Source: Standard & Poor's, RATINGSDIRECT, 9/27/01. This does not indicate Standard & Poor's rating of the Fund.

5. Source: THE BOND BUYER, 1/2/02.

6. Source: THE BOND BUYER, 2/1/02.

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/01-2/28/02

                                             DIVIDEND PER SHARE
                                 -----------------------------------------------
MONTH                              CLASS A       CLASS B        CLASS C
--------------------------------------------------------------------------------

March                              4.40 cents    3.92 cents    3.92 cents

April                              4.40 cents    3.92 cents    3.92 cents

May                                4.40 cents    3.92 cents    3.92 cents

June                               4.40 cents    3.94 cents    3.95 cents

July                               4.40 cents    3.94 cents    3.95 cents

August                             4.40 cents    3.94 cents    3.95 cents

September                          4.32 cents    3.84 cents    3.84 cents

October                            4.32 cents    3.84 cents    3.84 cents

November                           4.32 cents    3.84 cents    3.84 cents

December                           4.25 cents    3.75 cents    3.77 cents

January                            4.25 cents    3.75 cents    3.77 cents

February                           4.25 cents    3.75 cents    3.77 cents

--------------------------------------------------------------------------------
TOTAL                             52.11 CENTS   46.35 CENTS   46.44 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Issuance increased dramatically in many states. For the year 2001, the supply of Pennsylvania bonds was up 98.5%, providing many investment opportunities for the Fund.5 Notable purchases during the reporting period included Erie GO, Upper St. Clair Township School District GO, Greater Johnstown School District GO and Philadelphia Water and Wastewater Revenue bonds. During the 12 months under review, sales included Philadelphia GO, Philadelphia Gas Works Revenue 2nd Series, Jeanette Health Service Authority Hospital Revenue and Pennsylvania EDA Financing Authority Revenue - Amtrak bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 66 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.74%, based on an annualization of the current 4.25 cent ($0.0425) per share dividend and the maximum offering price of $10.75 on February 28, 2002. An investor in the maximum combined federal and Pennsylvania state personal income tax bracket of 40.32% would need to earn 7.94% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

The Fund was subject to bond calls during the 12-month reporting period. Many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. The Fund could reinvest the proceeds only at current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Pennsylvania Tax-Free Income Fund. We believe our broad portfolio diversification should help cushion the Fund from volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN PENNSYLVANIA
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.17        $10.29     $10.12
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                            $0.5211

CLASS B                                    CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.18        $10.31     $10.13
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                            $0.4635

CLASS C                                    CHANGE        2/28/02    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.17        $10.35     $10.18
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                            $0.4644


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                            +7.01%   +31.04%  +87.12%
Average Annual Total Return2                        +2.45%    +4.64%   +6.00%
Avg. Ann. Total Return (3/31/02)3                   -0.54%    +4.44%   +5.76%

Distribution Rate4                     4.74%
Taxable Equivalent Distribution Rate5  7.94%
30-Day Standardized Yield6             4.01%
Taxable Equivalent Yield5              6.72%

                                                                     INCEPTION
CLASS B                                                      1-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return1                                     +6.50%   +19.96%
Average Annual Total Return2                                 +2.50%    +7.83%
Avg. Ann. Total Return (3/31/02)3                            -0.58%    +6.50%

Distribution Rate4                     4.40%
Taxable Equivalent Distribution Rate5  7.37%
30-Day Standardized Yield6             3.68%
Taxable Equivalent Yield5              6.17%

                                                                    INCEPTION
CLASS C                                            1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                           +6.38%   +27.53%  +44.21%
Average Annual Total Return2                       +4.35%    +4.76%   +5.35%
Avg. Ann. Total Return (3/31/02)3                  +1.39%    +4.58%   +4.98%

Distribution Rate4                     4.33%
Taxable Equivalent Distribution Rate5  7.26%
30-Day Standardized Yield6             3.62%
Taxable Equivalent Yield5              6.07%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Pennsylvania state personal income tax bracket of 40.32%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------
1-Year               +2.45%

5-Year               +4.64%

10-Year              +6.00%



CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
------------------------------------------------------------------------
Date                      Franklin       Lehman Brothers       CPI7
                        Pennsylvania      Municipal Bond
                      Tax-Free Income         Index7
                        Fund-Class A
------------------------------------------------------------------------
          03/01/1992       $9,576            $10,000            $10,000
          03/31/1992       $9,604            $10,003            $10,051
          04/30/1992       $9,694            $10,092            $10,065
          05/31/1992       $9,805            $10,211            $10,079
          06/30/1992       $9,965            $10,383            $10,115
          07/31/1992      $10,309            $10,694            $10,137
          08/31/1992      $10,213            $10,590            $10,165
          09/30/1992      $10,253            $10,659            $10,194
          10/31/1992      $10,146            $10,555            $10,229
          11/30/1992      $10,365            $10,744            $10,244
          12/31/1992      $10,490            $10,853            $10,236
          01/31/1993      $10,634            $10,979            $10,287
          02/28/1993      $10,929            $11,377            $10,323
          03/31/1993      $10,900            $11,256            $10,359
          04/30/1993      $10,967            $11,370            $10,388
          05/31/1993      $11,030            $11,433            $10,402
          06/30/1993      $11,203            $11,624            $10,417
          07/31/1993      $11,196            $11,639            $10,417
          08/31/1993      $11,416            $11,882            $10,446
          09/30/1993      $11,545            $12,017            $10,468
          10/31/1993      $11,577            $12,040            $10,511
          11/30/1993      $11,537            $11,934            $10,518
          12/31/1993      $11,715            $12,186            $10,518
          01/31/1994      $11,815            $12,325            $10,547
          02/28/1994      $11,612            $12,005            $10,582
          03/31/1994      $11,289            $11,517            $10,618
          04/30/1994      $11,300            $11,615            $10,633
          05/31/1994      $11,383            $11,716            $10,641
          06/30/1994      $11,358            $11,644            $10,677
          07/31/1994      $11,526            $11,857            $10,706
          08/31/1994      $11,563            $11,899            $10,749
          09/30/1994      $11,453            $11,724            $10,778
          10/31/1994      $11,306            $11,515            $10,785
          11/30/1994      $11,098            $11,307            $10,799
          12/31/1994      $11,330            $11,556            $10,799
          01/31/1995      $11,601            $11,886            $10,842
          02/28/1995      $11,875            $12,232            $10,886
          03/31/1995      $11,989            $12,373            $10,922
          04/30/1995      $12,010            $12,387            $10,958
          05/31/1995      $12,299            $12,783            $10,980
          06/30/1995      $12,256            $12,671            $11,002
          07/31/1995      $12,330            $12,792            $11,002
          08/31/1995      $12,439            $12,954            $11,030
          09/30/1995      $12,512            $13,036            $11,052
          10/31/1995      $12,652            $13,225            $11,089
          11/30/1995      $12,835            $13,444            $11,081
          12/31/1995      $12,955            $13,573            $11,073
          01/31/1996      $13,021            $13,677            $11,138
          02/29/1996      $12,961            $13,584            $11,174
          03/31/1996      $12,850            $13,410            $11,232
          04/30/1996      $12,840            $13,372            $11,276
          05/31/1996      $12,870            $13,367            $11,297
          06/30/1996      $12,993            $13,513            $11,304
          07/31/1996      $13,084            $13,634            $11,326
          08/31/1996      $13,084            $13,631            $11,347
          09/30/1996      $13,252            $13,822            $11,384
          10/31/1996      $13,368            $13,978            $11,420
          11/30/1996      $13,547            $14,234            $11,442
          12/31/1996      $13,537            $14,175            $11,442
          01/31/1997      $13,575            $14,201            $11,478
          02/28/1997      $13,678            $14,332            $11,514
          03/31/1997      $13,549            $14,141            $11,543
          04/30/1997      $13,664            $14,260            $11,556
          05/31/1997      $13,828            $14,476            $11,550
          06/30/1997      $13,965            $14,630            $11,563
          07/31/1997      $14,286            $15,036            $11,577
          08/31/1997      $14,187            $14,894            $11,599
          09/30/1997      $14,335            $15,072            $11,628
          10/31/1997      $14,432            $15,168            $11,657
          11/30/1997      $14,535            $15,258            $11,650
          12/31/1997      $14,750            $15,480            $11,636
          01/31/1998      $14,902            $15,640            $11,658
          02/28/1998      $14,899            $15,645            $11,681
          03/31/1998      $14,912            $15,659            $11,703
          04/30/1998      $14,890            $15,588            $11,724
          05/31/1998      $15,054            $15,834            $11,745
          06/30/1998      $15,133            $15,896            $11,759
          07/31/1998      $15,164            $15,936            $11,773
          08/31/1998      $15,333            $16,183            $11,787
          09/30/1998      $15,497            $16,385            $11,801
          10/31/1998      $15,466            $16,385            $11,830
          11/30/1998      $15,535            $16,443            $11,830
          12/31/1998      $15,559            $16,484            $11,823
          01/31/1999      $15,699            $16,680            $11,851
          02/28/1999      $15,660            $16,606            $11,865
          03/31/1999      $15,692            $16,630            $11,901
          04/30/1999      $15,742            $16,671            $11,988
          05/31/1999      $15,636            $16,575            $11,988
          06/30/1999      $15,450            $16,336            $11,988
          07/31/1999      $15,483            $16,395            $12,024
          08/31/1999      $15,252            $16,264            $12,053
          09/30/1999      $15,211            $16,270            $12,110
          10/31/1999      $14,920            $16,094            $12,132
          11/30/1999      $15,087            $16,265            $12,140
          12/31/1999      $14,924            $16,143            $12,140
          01/31/2000      $14,805            $16,072            $12,176
          02/29/2000      $14,996            $16,258            $12,248
          03/31/2000      $15,362            $16,613            $12,348
          04/30/2000      $15,271            $16,515            $12,356
          05/31/2000      $15,207            $16,429            $12,370
          06/30/2000      $15,595            $16,864            $12,435
          07/31/2000      $15,809            $17,099            $12,463
          08/31/2000      $16,073            $17,362            $12,463
          09/30/2000      $16,010            $17,272            $12,528
          10/31/2000      $16,151            $17,460            $12,549
          11/30/2000      $16,220            $17,593            $12,557
          12/31/2000      $16,548            $18,027            $12,549
          01/31/2001      $16,688            $18,206            $12,629
          02/28/2001      $16,755            $18,264            $12,679
          03/31/2001      $16,931            $18,428            $12,708
          04/30/2001      $16,742            $18,229            $12,759
          05/31/2001      $16,917            $18,426            $12,816
          06/30/2001      $17,036            $18,550            $12,838
          07/31/2001      $17,320            $18,824            $12,802
          08/31/2001      $17,599            $19,135            $12,802
          09/30/2001      $17,545            $19,070            $12,860
          10/31/2001      $17,745            $19,297            $12,816
          11/30/2001      $17,643            $19,135            $12,794
          12/31/2001      $17,444            $18,953            $12,744
          01/31/2002      $17,742            $19,281            $12,774
          02/28/2002      $17,911            $19,512            $12,825


AVERAGE ANNUAL TOTAL RETURN

CLASS B                  2/28/02
---------------------------------
1-Year                   +2.50%

Since Inception (2/1/00) +7.83%



CLASS B (2/1/00-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
------------------------------------------------------------------------
Date                      Franklin       Lehman Brothers       CPI7
                        Pennsylvania     Municipal Bond
                      Tax-Free Income         Index7
                        Fund-Class B
------------------------------------------------------------------------
          02/01/2000      $10,000            $10,000         $10,000
          02/29/2000      $10,127            $10,116         $10,059
          03/31/2000      $10,370            $10,337         $10,141
          04/30/2000      $10,315            $10,276         $10,148
          05/31/2000      $10,255            $10,222         $10,160
          06/30/2000      $10,512            $10,493         $10,213
          07/31/2000      $10,662            $10,639         $10,236
          08/31/2000      $10,835            $10,803         $10,236
          09/30/2000      $10,787            $10,747         $10,289
          10/31/2000      $10,877            $10,864         $10,307
          11/30/2000      $10,919            $10,946         $10,313
          12/31/2000      $11,135            $11,217         $10,307
          01/31/2001      $11,225            $11,328         $10,372
          02/28/2001      $11,265            $11,364         $10,413
          03/31/2001      $11,377            $11,466         $10,437
          04/30/2001      $11,244            $11,342         $10,479
          05/31/2001      $11,357            $11,465         $10,526
          06/30/2001      $11,442            $11,542         $10,544
          07/31/2001      $11,627            $11,712         $10,514
          08/31/2001      $11,809            $11,906         $10,514
          09/30/2001      $11,767            $11,865         $10,562
          10/31/2001      $11,895            $12,006         $10,526
          11/30/2001      $11,823            $11,906         $10,508
          12/31/2001      $11,683            $11,792         $10,467
          01/31/2002      $11,877            $11,996         $10,491
          02/28/2002      $11,696            $12,140         $10,533


              Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
---------------------------------
1-Year                   +4.35%

5-Year                   +4.76%

Since Inception (5/1/95) +5.35%




CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
------------------------------------------------------------------------
Date                      Franklin       Lehman Brothers       CPI7
                        Pennsylvania     Municipal Bond
                      Tax-Free Income         Index7
                        Fund-Class C
------------------------------------------------------------------------
          05/01/1995       $9,903            $10,000         $10,000
          05/31/1995      $10,156            $10,319         $10,020
          06/30/1995      $10,115            $10,229         $10,040
          07/31/1995      $10,172            $10,326         $10,040
          08/31/1995      $10,256            $10,458         $10,066
          09/29/1995      $10,322            $10,523         $10,086
          10/31/1995      $10,431            $10,676         $10,120
          11/30/1995      $10,567            $10,853         $10,112
          12/29/1995      $10,671            $10,957         $10,105
          01/31/1996      $10,720            $11,041         $10,165
          02/29/1996      $10,667            $10,966         $10,198
          03/29/1996      $10,571            $10,825         $10,251
          04/30/1996      $10,557            $10,795         $10,291
          05/31/1996      $10,588            $10,791         $10,310
          06/28/1996      $10,672            $10,908         $10,316
          07/31/1996      $10,752            $11,006         $10,336
          08/30/1996      $10,737            $11,004         $10,356
          09/30/1996      $10,869            $11,158         $10,389
          10/31/1996      $10,968            $11,284         $10,422
          11/29/1996      $11,109            $11,491         $10,442
          12/31/1996      $11,094            $11,443         $10,442
          01/31/1997      $11,120            $11,464         $10,475
          02/28/1997      $11,199            $11,570         $10,508
          03/31/1997      $11,088            $11,416         $10,534
          04/30/1997      $11,177            $11,512         $10,547
          05/31/1997      $11,304            $11,686         $10,540
          06/30/1997      $11,410            $11,811         $10,553
          07/31/1997      $11,666            $12,138         $10,565
          08/31/1997      $11,581            $12,024         $10,586
          09/30/1997      $11,694            $12,167         $10,612
          10/31/1997      $11,768            $12,245         $10,639
          11/30/1997      $11,857            $12,317         $10,632
          12/31/1997      $12,026            $12,497         $10,619
          01/31/1998      $12,131            $12,626         $10,640
          02/28/1998      $12,134            $12,629         $10,660
          03/31/1998      $12,139            $12,641         $10,680
          04/30/1998      $12,103            $12,584         $10,699
          05/31/1998      $12,243            $12,783         $10,719
          06/30/1998      $12,301            $12,832         $10,731
          07/31/1998      $12,309            $12,865         $10,744
          08/31/1998      $12,452            $13,064         $10,757
          09/30/1998      $12,567            $13,227         $10,770
          10/31/1998      $12,549            $13,227         $10,796
          11/30/1998      $12,597            $13,274         $10,796
          12/31/1998      $12,611            $13,307         $10,789
          01/31/1999      $12,719            $13,465         $10,815
          02/28/1999      $12,682            $13,406         $10,828
          03/31/1999      $12,712            $13,425         $10,861
          04/30/1999      $12,734            $13,458         $10,940
          05/31/1999      $12,643            $13,380         $10,940
          06/30/1999      $12,488            $13,187         $10,940
          07/31/1999      $12,509            $13,235         $10,973
          08/31/1999      $12,316            $13,129         $10,999
          09/30/1999      $12,277            $13,134         $11,052
          10/31/1999      $12,039            $12,992         $11,072
          11/30/1999      $12,166            $13,130         $11,079
          12/31/1999      $12,030            $13,032         $11,079
          01/31/2000      $11,929            $12,974         $11,112
          02/29/2000      $12,077            $13,125         $11,177
          03/31/2000      $12,364            $13,411         $11,269
          04/30/2000      $12,287            $13,332         $11,276
          05/31/2000      $12,229            $13,263         $11,289
          06/30/2000      $12,533            $13,614         $11,348
          07/31/2000      $12,699            $13,803         $11,374
          08/31/2000      $12,904            $14,016         $11,374
          09/30/2000      $12,849            $13,943         $11,433
          10/31/2000      $12,956            $14,095         $11,453
          11/30/2000      $13,006            $14,202         $11,460
          12/31/2000      $13,262            $14,553         $11,453
          01/31/2001      $13,368            $14,697         $11,525
          02/28/2001      $13,424            $14,744         $11,571
          03/31/2001      $13,543            $14,877         $11,598
          04/30/2001      $13,386            $14,716         $11,644
          05/31/2001      $13,532            $14,875         $11,696
          06/30/2001      $13,620            $14,974         $11,716
          07/31/2001      $13,840            $15,196         $11,683
          08/31/2001      $14,054            $15,447         $11,683
          09/30/2001      $14,005            $15,394         $11,736
          10/31/2001      $14,158            $15,578         $11,696
          11/30/2001      $14,071            $15,447         $11,676
          12/31/2001      $13,907            $15,300         $11,631
          01/31/2002      $14,136            $15,565         $11,657
          02/28/2002      $14,280            $15,751         $11,704



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS



MOODY'S
Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                                        YEAR ENDED FEBRUARY 28,
                                                                         --------------------------------------------------
CLASS A                                                                        2002     2001      2000C     1999      1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................       $10.83   $10.31    $11.38    $11.44    $11.24
                                                                         --------------------------------------------------
Income from investment operations:
 Net investment incomea ..............................................          .55      .57       .57       .59       .61
 Net realized and unrealized gains (losses) ..........................         (.06)     .52     (1.02)     (.01)      .29
                                                                         --------------------------------------------------
Total from investment operations .....................................          .49     1.09      (.45)      .58       .90
                                                                         --------------------------------------------------
Less distributions from:
 Net investment income ...............................................         (.56)    (.57)     (.58)     (.59)     (.62)
 Net realized gains ..................................................           --       --      (.04)     (.05)     (.08)
                                                                         --------------------------------------------------
Total distributions ..................................................         (.56)    (.57)     (.62)     (.64)     (.70)
                                                                         --------------------------------------------------
Net asset value, end of year .........................................       $10.76   $10.83    $10.31    $11.38    $11.44
                                                                         ==================================================

Total returnb ........................................................        4.63%   10.80%   (4.15)%     5.17%     8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................     $877,126 $777,553  $756,274  $861,020  $810,250
Ratios to average net assets:
 Expenses ............................................................         .64%     .64%      .62%      .63%      .63%
 Net investment income ...............................................        5.12%    5.39%     5.30%     5.11%     5.40%
Portfolio turnover rate ..............................................       27.59%   24.38%    20.55%    14.11%    20.02%

CLASS B
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................       $10.86   $10.32    $10.24
                                                                         ------------------------------
Income from investment operations:
 Net investment incomea ..............................................          .50      .52       .05
 Net realized and unrealized gains ...................................         (.05)     .53       .07
                                                                         ------------------------------
Total from investment operations .....................................          .45     1.05       .12
                                                                         ------------------------------
Less distributions from net investment income ........................         (.50)    (.51)     (.04)
                                                                         ------------------------------
Net asset value, end of year ..........................................      $10.81   $10.86    $10.32
                                                                         ==============================

Total returnb .........................................................       4.22%   10.37%     1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................     $11,798   $3,700      $176
Ratios to average net assets:
 Expenses .............................................................       1.19%    1.19%     1.18%d
 Net investment income ................................................       4.57%    4.82%     5.26%d
Portfolio turnover rate ...............................................      27.59%   24.38%    20.55%



a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

dAnnualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)


FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONT.)

                                                                                 YEAR ENDED FEBRUARY 28,
                                                                  ------------------------------------------------
CLASS C                                                               2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................    $10.90   $10.38    $11.45    $11.51    $11.30
                                                                  ------------------------------------------------
Income from investment operations:
 Net investment incomea ........................................       .50      .52       .52       .52       .56
 Net realized and unrealized gains (losses) ....................      (.05)     .51     (1.03)     (.01)      .29
                                                                  ------------------------------------------------
Total from investment operations ...............................       .45     1.03      (.51)      .51       .85
                                                                  ------------------------------------------------
Less distributions from:
 Net investment income .........................................      (.50)    (.51)     (.52)     (.52)     (.56)
 Net realized gains ............................................        --       --      (.04)     (.05)     (.08)
                                                                  ------------------------------------------------
Total distributions ............................................      (.50)    (.51)     (.56)     (.57)     (.64)
                                                                  ------------------------------------------------
Net asset value, end of year ...................................    $10.85   $10.90    $10.38    $11.45    $11.51
                                                                  ================================================

Total returnb ..................................................     4.21%   10.13%   (4.65)%     4.54%     7.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................   $31,526  $23,840   $22,671   $23,871   $14,537
Ratios to average net assets:
 Expenses ......................................................     1.19%    1.19%     1.18%     1.19%     1.19%
 Net investment income .........................................     4.57%    4.84%     4.75%     4.55%     4.82%
Portfolio turnover rate ........................................    27.59%   24.38%    20.55%    14.11%    20.02%







a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                               PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.7%
 Arizona Capital Facilities Finance Corp. Student Housing Revenue, Arizona State
     University Project, 6.25%, 9/01/32 ........................................              $ 3,825,000 $ 3,879,583
 Arizona Educational Loan Marketing Corp. Revenue,
     Senior Series, 6.375%, 9/01/05 ............................................               10,000,000  10,228,000
     Series B, 7.00%, 3/01/03 ..................................................                1,000,000   1,013,500
     Series B, 7.00%, 3/01/05 ..................................................                1,000,000   1,024,920
     Sub Series, 6.625%, 9/01/05 ...............................................                1,000,000   1,023,610
 Arizona Health Facilities Authority Hospital System Revenue, Phoenix Baptist
     Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ...............................                2,000,000   2,090,680
 Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series
      A, 6.625%, 7/01/20 .......................................................                6,390,000   6,635,248
 Arizona School Facilities Board Revenue, State School Improvement, 5.00%, 7/01/19              2,000,000   2,035,660
 Arizona State Board Regents COP, University of Arizona Main Campus, Series A-1,
     AMBAC Insured, 5.125%, 6/01/25 ............................................                2,000,000   2,019,640
 Arizona State COP, FSA Insured, 6.625%, 9/01/08 ................................               5,000,000   5,100,000
     Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 ........................                5,000,000   5,205,150
 Arizona State Municipal Financing Program COP,
     Dysart School, Series 22, MBIA Insured, ETM, 7.875%, 8/01/05 ..............                1,350,000   1,575,801
     Peoria School, Series 19, MBIA Insured, ETM, 7.75%, 8/01/04 ...............                  500,000     564,910
     Series 20, MBIA Insured, ETM, 7.625%, 8/01/06 .............................                3,250,000   3,740,620
     Series 25, MBIA Insured, 7.875%, 8/01/14 ..................................                  500,000     661,880
 Arizona State University COP, Downtown Campus/Mercado Project, Series A, MBIA
      Insured, 5.80%, 7/01/24 ..................................................                1,350,000   1,410,710
 Arizona State University Revenue, FGIC Insured, 5.875%, 7/01/25 ................               1,000,000   1,073,340
 Arizona State Wastewater Management Authority Wastewater Treatment Financial
     Assistance Revenue, Pre-Refunded, 6.80%, 7/01/11 ..........................                4,000,000   4,150,720
 Arizona Student Loan Acquisition Authority Student Loan Revenue,
     junior subordinate, Refunding, Series B-1, 6.15%, 5/01/29 .................                1,000,000   1,038,990
     Refunding, Senior Series A-1, 5.90%, 5/01/24 ..............................                1,500,000   1,561,455
 Arizona Water Infrastructure Finance Authority Revenue, Water Quality,
     Series A, 5.05%, 10/01/20 .................................................                1,890,000   1,920,051
 Casa Grande Excise Tax Revenue, FGIC Insured,
     6.00%, 4/01/10 ............................................................                  400,000     427,256
     6.20%, 4/01/15 ............................................................                  930,000   1,001,945
 Casa Grande IDA,
     IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ...................................                  500,000     523,665
     PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ...................................                1,800,000   1,886,310
 Chandler GO, FGIC Insured, Pre-Refunded,
     6.80%, 7/01/13 ............................................................                1,750,000   1,948,678
     6.85%, 7/01/14 ............................................................                1,625,000   1,811,323
 Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured,
     6.05%, 7/20/30 ............................................................                4,055,000   4,143,805
 Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13                1,250,000   1,393,325
 Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 6.25%, 7/01/13 .....                2,165,000   2,238,264
 Coconino County PCR,
     Arizona Public Service Co., Refunding, Series A, MBIA Insured, 5.875%, 8/15/28             5,275,000   5,599,624
     Nevada Power Co., 6.375%, 10/01/36 ........................................                4,000,000   4,011,440
     Nevada Power Co., Series B, 5.80%, 11/01/32 ...............................                6,500,000   6,077,175
 Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured,
     6.125%, 7/20/41 ...........................................................                2,265,000   2,371,591
 Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ..............                  640,000     651,533
 Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ......................               45,900,000  14,688,000
 Gilbert ID No. 11, Special Assessment, FGIC Insured, 7.60%, 1/01/05 ...........                1,500,000   1,534,860
 Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
     7/01/12 ...................................................................                1,500,000   1,639,710
     7/01/22 ...................................................................                3,250,000   3,551,145
 Glendale IDA, Educational Facilities Revenue, American Graduate School International,
     Connie Lee Insured, Pre-Refunded, 7.00%, 7/01/14 ..........................                1,000,000   1,144,860
     Connie Lee Insured, Pre-Refunded, 7.125%, 7/01/20 .........................                1,250,000   1,436,000
     Refunding, Connie Lee Insured, 5.875%, 7/01/15 ............................                2,200,000   2,349,006
 Glendale IDAR, Midwestern University, Series A,
     5.375%, 5/15/28 ...........................................................               15,000,000  14,904,900
     Connie Lee Insured, 6.00%, 5/15/16 ........................................                  455,000     499,535
     Connie Lee Insured, 6.00%, 5/15/26 ........................................                  340,000     368,040
     MBIA Insured, 5.375%, 5/15/28 .............................................                2,000,000   2,052,460
     Pre-Refunded, 6.00%, 5/15/16 ..............................................                1,485,000   1,687,391
     Pre-Refunded, 6.00%, 5/15/26 ..............................................                1,660,000   1,886,241




74

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%, 7/15/25        $ 1,500,000 $ 1,523,235
 Goodyear Community Facilities Utilities District No. 1 GO, MBIA Insured, 5.20%, 7/15/25        1,000,000   1,015,490
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%,
     10/01/12 ..................................................................                3,630,000   3,804,059
     10/01/22 ..................................................................                4,000,000   4,194,200
 Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05 .................                2,235,000   2,273,219
 Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
     5.25%, 7/01/22 ............................................................                1,100,000   1,125,971
 Maricopa County COP, 6.00%, 6/01/04 ...........................................                6,160,000   6,276,732
 Maricopa County GO,
     School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14          1,410,000   1,515,313
     School District No. 8, Osborn, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/14       1,000,000   1,125,660
     School District No. 11, Peoria Unified, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/10        2,980,000   3,271,355
     School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10           4,020,000   4,271,330
     School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14          2,500,000   2,715,025
     School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13                570,000     627,011
     USD No. 41, Gilbert, 6.25%, 7/01/15 .......................................                  160,000     173,598
     USD No. 41, Gilbert, Pre-Refunded, 6.25%, 7/01/15 .........................                1,840,000   2,113,406
     USD No. 65, Littleton School Improvement, Series B, FGIC Insured, 6.40%, 7/01/14           1,175,000   1,286,637
     USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05 .......                1,000,000   1,099,890
     USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 ..........                1,600,000   1,781,264
 Maricopa County Hospital Revenue, Sun Health Corp.,
     5.30%, 4/01/29 ............................................................               15,595,000  13,821,537
     Refunding, 5.80%, 4/01/08 .................................................                3,870,000   4,057,076
     Refunding, 5.90%, 4/01/09 .................................................                2,120,000   2,228,523
     Refunding, 6.125%, 4/01/18 ................................................               15,650,000  15,823,402
 Maricopa County IDA, Health Facilities Revenue, Catholic Healthcare West Project,
     Refunding, Series A, 5.00%, 7/01/16 .......................................               13,100,000  11,943,925
     Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
          5.00%, 7/01/21 .......................................................               17,600,000  15,298,272
     Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ..........               18,000,000  17,883,540
     Hospital Facility Revenue, Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37            3,000,000   3,019,620
     Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A, MBIA Insured,
          ETM, 7.00%, 12/01/16 .................................................                1,890,000   2,339,196
     IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 .......................                5,000,000   4,678,700
     MFHR, Bay Club at Mesa Cove Project, Series A, MBIA Insured, 5.80%, 9/01/35                3,000,000   3,104,850
     MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26             2,105,000   2,177,917
     MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%, 7/01/29            2,350,000   2,353,267
     MFHR, Senior National Health Facilities II, Project A, FSA Insured, 5.50%, 1/01/18         2,000,000   2,099,340
     MFHR, Tierra Antigua Project, Series A-1, AMBAC Insured, 5.30%, 12/01/21 ..                1,585,000   1,587,251
     MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37            570,000     571,750
     MFHR, Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22                1,785,000   1,786,196
 Maricopa County IDAR, SFMR, GNMA Secured, 6.25%, 12/01/30 .....................                  635,000     667,753
 Maricopa County School District No. 3 GO, Tempe Elementary,
     AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13 ...............................                  255,000     281,783
     Refunding, AMBAC Insured, 6.00%, 7/01/13 ..................................                  445,000     486,923
 Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
     5.75%, 1/01/25 ............................................................               41,500,000  43,725,645
     5.625%, 1/01/29 ...........................................................               18,000,000  18,754,200
 Mesa Street and Highway Revenue, FSA Insured, 5.00%, 7/01/19 ..................                2,500,000   2,528,850
 Mesa Utility System Revenue, FGIC Insured, 5.00%, 7/01/21 .....................               10,750,000  10,852,985
 Mohave County Hospital District No. 1 GO, Kingman Regional Medical Center Project,
     FGIC Insured, Pre-Refunded, 6.50%, 6/01/15 ................................                2,110,000   2,153,044
 Mohave County IDA,
     Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 ............                1,585,000   1,689,008
     IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 .......................                4,100,000   4,043,502
 Navajo County PCR, Arizona Public Service Co., Refunding, Series A, 5.875%, 8/15/28           54,500,000  54,995,405
 Northern Arizona University System Revenue, Refunding, FGIC Insured, 6.40%, 6/01/07            2,750,000   2,811,023
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
     6.60%, 3/15/28 ............................................................                8,595,000   8,541,883
 Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
     5.75%, 7/01/17 ............................................................                  500,000     527,585
 Peoria Municipal Development Authority Water and Sewer Revenue, Refunding, FGIC
     Insured, 6.625%, 7/01/06 ..................................................                  240,000     243,638
 Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ..................                1,300,000   1,315,002

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Phoenix Airport Revenue,
     Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 .........................              $   700,000 $   762,083
     Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 .........................                1,680,000   1,824,413
     Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 .........................                1,785,000   1,942,383
     Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 .........................                  570,000     620,257
     Series D, MBIA Insured, 6.30%, 7/01/10 ....................................                1,800,000   1,954,728
     Series D, MBIA Insured, 6.40%, 7/01/11 ....................................                3,825,000   4,162,250
     Series D, MBIA Insured, 6.40%, 7/01/12 ....................................                  820,000     892,299
 Phoenix Civic Improvement Corp. Excise Tax Revenue,
     Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 ........                2,985,000   3,061,326
     Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 ......               18,310,000  18,733,877
 Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA
     Insured, Pre-Refunded, 6.90%, 7/01/21 .....................................                2,000,000   2,250,580
 Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
     FGIC Insured, 6.00%, 7/01/19 ..............................................                3,000,000   3,477,210
     FGIC Insured, 6.00%, 7/01/20 ..............................................                3,670,000   4,253,787
     FGIC Insured, 6.00%, 7/01/24 ..............................................               24,715,000  28,646,415
     Refunding, FGIC Insured, 5.00%, 7/01/20 ...................................                9,710,000   9,810,304
     Refunding, FGIC Insured, 5.125%, 7/01/21 ..................................               10,000,000  10,188,600
     Refunding, FGIC Insured, 5.00%, 7/01/24 ...................................                7,050,000   7,059,941
 Phoenix Civic Improvement Corp. Water System Revenue, Pre-Refunded,
     5.95%, 7/01/16 ............................................................                3,665,000   4,104,763
     6.00%, 7/01/19 ............................................................                3,000,000   3,366,030
 Phoenix Civic Plaza Building Corp. Revenue, 6.00%, 7/01/14 ....................                4,300,000   4,673,885
 Phoenix GO,
     5.25%, 7/01/22 ............................................................                5,420,000   5,591,272
     Refunding, 6.375%, 7/01/13 ................................................                5,000,000   5,169,550
 Phoenix HFC, Mortgage Revenue,
     Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 ........................                2,725,000   2,761,788
     Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 ......                1,750,000   1,772,575
     Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 ......                2,260,000   2,284,272
 Phoenix IDA,
     Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.375%, 9/15/22      2,000,000   2,069,760
     Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.50%, 9/15/27      24,300,000  25,185,978
     Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured,
          5.00%, 9/15/21 .......................................................                4,300,000   4,343,860
     Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured,
          5.00%, 9/15/28 .......................................................                4,000,000   3,988,280
     Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16                 3,500,000   3,756,480
     SFMR, FNMA Insured, 6.30%, 12/01/12 .......................................                  460,000     485,190
 Phoenix IDAR, SFMR, Series 1B, FNMA Insured, 6.20%, 6/01/22 ...................                  420,000     441,399
 Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09         1,500,000   1,599,810
 Phoenix Street and Highway Revenue,
     ETM, 6.80%, 7/01/03 .......................................................                1,000,000   1,067,320
     Refunding, 6.60%, 7/01/07 .................................................                5,000,000   5,152,750
 Pima County IDA,
     Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
     BIG Insured, 8.00%, 7/01/13 ...............................................                   65,000      65,280
     Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
     MBIA Insured, 6.75%, 7/01/10 ..............................................                2,250,000   2,302,650
     MFR, Fountaine Village Apartments, GNMA Secured, 5.55%, 12/20/20 ..........                  625,000     647,956
     MFR, Series A, FNMA Insured, 6.00%, 12/01/21 ..............................                2,720,000   2,862,637
     SFMR, GNMA Secured, 6.40%, 11/01/09 .......................................                  605,000     634,330
     SFMR, GNMA Secured, 6.625%, 11/01/14 ......................................                  405,000     423,249
     SFMR, GNMA Secured, 6.75%, 11/01/27 .......................................                2,695,000   2,805,252
     SFMR, Refunding, Series A, 7.625%, 2/01/12 ................................                1,605,000   1,619,638
     SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 ............................                  885,000     913,718
 Pinal County USD No. 43, GO, Apache Junction Improvement, Refunding, Series A,
     FGIC Insured, 5.85%, 7/01/15                                                               2,500,000   2,811,925
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA
     Insured, Pre-Refunded, 9.00%, 7/01/09                                                         65,000      75,717
 Puerto Rico Commonwealth GO, MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 .......                  845,000     943,426
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series B, 6.00%, 7/01/26 ..................................................                2,000,000   2,107,460
     Series B, 6.00%, 7/01/39 ..................................................               19,600,000  22,916,320

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, (cont.)
     Series D, 5.375%, 7/01/36 .................................................              $ 5,000,000 $ 5,052,900
     Series Y, 5.00%, 7/01/36 ..................................................               10,000,000   9,774,600
     Series Y, 5.50%, 7/01/36 ..................................................                7,450,000   7,718,945
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     7.75%, 7/01/08 ............................................................                1,550,000   1,556,045
     7.50%, 7/01/09 ............................................................                  335,000     336,206
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 .               28,395,000  28,416,864
 Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ................................                1,050,000   1,051,512
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ....                   40,000      47,564
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Financing Authority Hospital Revenue,
     Dr. Pila Hospital, Refunding, 5.875%, 8/01/12 .............................                5,225,000   5,506,419
     Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 .                2,790,000   3,047,294
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
     5.375%, 7/01/33 ...........................................................               20,000,000  20,211,600
     5.25%, 7/01/27 ............................................................                6,550,000   6,575,414
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     5.50%, 8/01/29 ............................................................               15,000,000  15,320,850
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
     Refunding, Series A, 5.75%, 1/01/13 .......................................                2,435,000   2,555,484
     Series A, 6.00%, 1/01/31 ..................................................                2,325,000   2,331,626
     Series A, MBIA Insured, 6.00%, 1/01/31 ....................................                1,185,000   1,188,437
     Series C, 6.20%, 1/01/12 ..................................................                3,340,000   3,411,276
     Series C, 6.25%, 1/01/19 ..................................................                5,685,000   5,806,261
     Series C, 5.00%, 1/01/25 ..................................................                2,040,000   2,040,102
     Series D, 6.25%, 1/01/27 ..................................................                4,270,000   4,361,036
aSalt River Project Arizona Agriculture Improvement and Power District Electric
     Systems Revenue, Salt River Project, Refunding, Series A, 5.125%, 1/01/27 .               15,000,000  15,091,800
 Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ........                8,000,000   7,889,760
 Scottsdale GO,
     5.00%, 7/01/24 ............................................................                8,225,000   8,191,524
     Refunding, 5.00%, 7/01/22 .................................................                4,000,000   4,002,920
 Scottsdale IDA, Hospital Revenue,
     Scottsdale Healthcare, 5.70%, 12/01/21 ....................................                2,000,000   2,001,400
     Scottsdale Healthcare, 5.80%, 12/01/31 ....................................               14,865,000  14,875,257
     Scottsdale Memorial Hospital, Refunding, Series A, AMBAC Insured, 5.70%, 9/01/15           1,250,000   1,296,700
 Sedona Sewer Sales Tax Revenue, Refunding,
     6.75%, 7/01/07 ............................................................                3,800,000   4,078,844
     7.00%, 7/01/12 ............................................................                5,000,000   5,310,550
 Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%, 1/01/15          360,000     387,961
 Surprise Municipal Property Corp. Excise Tax Revenue, FGIC Insured, 5.70%, 7/01/20             8,000,000   8,490,960
 Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
     5.40%, 11/20/22 ...........................................................                1,090,000   1,115,375
     5.45%, 11/20/32 ...........................................................                1,285,000   1,307,834
 Tucson Apartment Authority Inc. Revenue,
     Series B, AMBAC Insured, 5.00%, 6/01/20 ...................................                3,450,000   3,425,264
     sub lien, AMBAC Insured, 5.35%, 6/01/31 ...................................               10,000,000  10,100,800
 Tucson GO,
     Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 .................                  650,000     715,748
     Series A, 5.25%, 7/01/20 ..................................................                1,050,000   1,072,953
 Tucson Water Revenue,
     Series A, FGIC Insured, 5.00%, 7/01/23 ....................................                3,600,000   3,613,068
     Series D, FGIC Insured, 5.25%, 7/01/23 ....................................                3,000,000   3,054,510
     Series D, FGIC Insured, 5.25%, 7/01/24 ....................................                2,700,000   2,744,064
 University of Arizona COP,
     Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/16        500,000     546,745
     Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/23      1,625,000   1,768,665
     Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24 ................                1,115,000   1,173,470

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 University of Arizona COP, (cont.)
     Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 .............              $ 1,000,000 $  1,080,200
     University of Arizona Projects, Series B, AMBAC Insured, 5.125%, 6/01/22 ..                2,250,000    2,290,208
 University of Arizona System Revenue, Pre-Refunded,
     6.25%, 6/01/11 ............................................................                1,000,000    1,106,310
     6.35%, 6/01/14 ............................................................                1,300,000    1,441,024
 University of Arizona University Revenues, Arizona Board of Regents System,
     Series A, FGIC Insured, 5.80%, 6/01/24 ....................................                2,000,000    2,104,080
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/13 ..................................................................                2,500,000    2,625,950
     10/01/22 ..................................................................                3,750,000    3,772,725
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/18    2,475,000    2,445,522
 Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%, 7/01/17       1,500,000    1,493,730
 Yavapai County GO,
     Elementary School District No. 6 Cottonwood-Oak Creek, Project of 1993,
     Series B, AMBAC Insured, 6.70%, 7/01/09 ...................................                  250,000      274,403
     USD No. 28 Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09 ............                  775,000      848,570
 Yavapai County IDA,
     IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 .......................                6,000,000    4,963,799
     Residential Care Facility Revenue, Margaret T. Morris Center, Series A,
     GNMA Secured, 5.40%, 2/20/38 ..............................................                1,575,000    1,579,378
 Yuma IDA, Hospital Revenue,
     Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 ....                  920,000      925,823
     Yuma Regional Medical Center, FSA Insured, 5.50%, 8/01/21 .................                2,015,000    2,094,209
 Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%, 7/01/25     3,100,000    3,101,859
                                                                                                          ------------
 TOTAL LONG TERM INVESTMENTS (COST $914,708,727) ...............................                           917,667,906
                                                                                                          ------------
bSHORT TERM INVESTMENTS .7%
 Apache County IDA, IDR, Tucson Electric Power Co. Project, Springerville Project,
     Series C, Weekly VRDN and Put, 1.15%, 12/15/18 ............................                  150,000      150,000
 Pinal County IDA, PCR, Magma-Copper Co., Newmont Mining Corp., Daily VRDN and
     Put, 1.30%, 12/01/09 ......................................................                5,500,000    5,500,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
     Insured, Weekly VRDN and Put, .95%, 12/01/15                                                 400,000      400,000
                                                                                                          ------------
 TOTAL SHORT TERM INVESTMENTS (COST $6,050,000) ................................                             6,050,000
                                                                                                          ------------
 TOTAL INVESTMENTS (COST $920,758,727) 100.4% ..................................                           923,717,906
 OTHER ASSETS, LESS LIABILITIES (.4)% ..........................................                            (3,267,924)
                                                                                                          ------------
 NET ASSETS 100.0% .............................................................                          $920,449,982
                                                                                                          ============



See glossary of terms on page 137.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 28,
                                                                   ---------------------------------------------------
CLASS A                                                                  2002     2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $11.64   $10.90    $12.05    $12.11    $11.80
                                                                   ---------------------------------------------------
Income from investment operations:
 Net investment incomea .........................................         .58      .59       .59       .60       .63
 Net realized and unrealized gains (losses) .....................         .16      .74     (1.13)      .02       .39
                                                                   ---------------------------------------------------
Total from investment operations ................................         .74     1.33      (.54)      .62      1.02
                                                                   ---------------------------------------------------
Less distributions from:
 Net investment income ..........................................        (.59)    (.59)     (.60)     (.60)     (.64)
 Net realized gains .............................................          --       --      (.01)     (.08)     (.07)
                                                                   ---------------------------------------------------
Total distributions .............................................        (.59)    (.59)     (.61)     (.68)     (.71)
                                                                   ---------------------------------------------------
Net asset value, end of year ....................................      $11.79   $11.64    $10.90    $12.05    $12.11
                                                                   ---------------------------------------------------

Total returnb ...................................................       6.48%   12.50%   (4.57)%     5.24%     8.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................    $309,109 $285,169  $264,563  $301,381  $266,599
Ratios to average net assets:
 Expenses .......................................................        .70%     .71%      .70%      .70%      .71%
 Net investment income ..........................................       4.95%    5.27%     5.18%     4.93%     5.28%
Portfolio turnover rate .........................................      20.72%   50.05%    29.30%    12.60%    22.97%


CLASS C
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $11.70   $10.96    $12.11    $12.17    $11.84
                                                                   ---------------------------------------------------
Income from investment operations:
 Net investment incomea .........................................         .52      .54       .53       .54       .57
 Net realized and unrealized gains (losses) .....................         .16      .73     (1.14)      .02       .40
                                                                   ---------------------------------------------------
Total from investment operations ................................         .68     1.27      (.61)      .56       .97
                                                                   ---------------------------------------------------
Less distributions from:
 Net investment income ..........................................        (.52)    (.53)     (.53)     (.54)     (.57)
 Net realized gains .............................................          --       --      (.01)     (.08)     (.07)
                                                                   ---------------------------------------------------
Total distributions .............................................        (.52)    (.53)     (.54)     (.62)     (.64)
                                                                   ---------------------------------------------------
Net asset value, end of year ....................................      $11.86   $11.70    $10.96    $12.11    $12.17
                                                                   ---------------------------------------------------

Total returnb ...................................................       5.95%   11.83%    (5.08)%    4.63%     8.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................     $34,473  $23,450   $20,564   $21,899   $10,855
Ratios to average net assets:
 Expenses .......................................................       1.25%    1.26%     1.25%     1.26%     1.27%
 Net investment income ..........................................       4.40%    4.72%     4.63%     4.38%     4.72%
Portfolio turnover rate .........................................      20.72%   50.05%    29.30%    12.60%    22.97%



aBased on average shares outstanding effective year ended February 29, 2000.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                               PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.1%
 Arapahoe County Capital Improvement Transportation Fund Highway Revenue, Vehicle
     Registration, Series A, MBIA Insured, Pre-Refunded, 6.15%, 8/31/26 ........              $ 3,000,000 $ 3,422,190
 Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 .................                  805,000     840,871
 Arapahoe County MFR,
     Centennial East Project, Series A-1, AMBAC Insured, 5.95%, 12/01/33 .......                2,820,000   2,873,524
     Housing Development Reserve, South Creek Project, Series A, FSA Insured, 6.45%, 6/01/32    3,120,000   3,316,030
 Arvada IDR, Wanco Inc. Project,
     5.25%, 12/01/07 ...........................................................                  100,000     105,664
     5.80%, 12/01/17 ...........................................................                  480,000     495,048
 Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 ..........                1,000,000   1,036,630
 Aurora COP,
     AMBAC Insured, 5.50%, 12/01/30 ............................................                4,935,000   5,114,634
     Refunding, 6.25%, 12/01/09 ................................................                2,850,000   3,132,977
 Bayfield School District No. 10 GO, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15                 1,000,000   1,121,000
 Boulder County Hospital Revenue, Longmont United Hospital Project,
     5.50%, 12/01/12 ...........................................................                1,000,000   1,003,660
     5.80%, 12/01/13 ...........................................................                2,000,000   2,011,340
     5.60%, 12/01/17 ...........................................................                3,385,000   3,315,404
     5.875%, 12/01/20 ..........................................................                1,285,000   1,269,773
 Boulder County MFHR, Cloverbasin Village II Apartments, Series A, FSA Insured,
     6.10%, 10/01/24 ...........................................................                1,280,000   1,327,782
     6.15%, 10/01/31 ...........................................................                2,830,000   2,947,870
 Broomfield COP,
     AMBAC Insured, 6.00%, 12/01/29 ............................................                2,000,000   2,161,500
     Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 .........                1,535,000   1,608,849
 Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC
     Insured, 5.00%, 12/01/27 ..................................................               10,000,000   9,927,600
 Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured,
     5.00%, 12/01/31 ...........................................................                7,500,000   7,362,750
 Colorado Educational and Cultural Facilities Authority Revenue, University of
     Denver Project, Series A, MBIA Insured, 5.00%, 3/01/24 ....................                1,750,000   1,738,450
 Colorado Educational and Cultural Facilities Authority Revenue and Improvement,
     University of Denver Project, Refunding, AMBAC Insured, 5.375%, 3/01/23 ...                4,000,000   4,119,200
 Colorado Health Facilities Authority Revenue,
     Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ..........                1,615,000   1,616,599
     Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ....................                1,800,000   1,715,706
     Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 .......                  954,000     975,942
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17              1,685,000   1,724,261
     Covenant Retirement Communities, 6.75%, 12/01/15 ..........................                1,750,000   1,859,340
     Covenant Retirement Communities, 6.75%, 12/01/25 ..........................                4,950,000   5,195,867
     GNMA Secured, Series A, 5.70%, 12/20/31 ...................................                2,820,000   2,920,928
     Hospital Improvement, NCMC Inc. Project, FSA Insured, 5.75%, 5/15/24 ......                5,000,000   5,262,900
     Kaiser Permanente, Series A, 5.35%, 11/01/16 ..............................                8,000,000   8,095,760
     Mercy Medical Center Durango, 6.20%, 11/15/15 .............................                1,250,000   1,288,763
     National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18 ......                  700,000     601,594
     National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27 ......                1,180,000     979,813
     National Benevolent Association, Series B, 5.25%, 2/01/28 .................                2,500,000   2,073,050
     National Benevolent Association, Series C, 7.00%, 3/01/24 .................                1,185,000   1,236,311
     National Benevolent Association, Series C, 7.125%, 3/01/30 ................                1,295,000   1,353,016
     Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ....................                  295,000     296,755
     Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ...................                  885,000     885,876
     Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ......................                1,660,000   1,585,931
     Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ......................                1,615,000   1,518,019
     Portercare Adventist Health, 6.625%, 11/15/26 .............................                2,500,000   2,675,000
     Portercare Adventist Health, 6.50%, 11/15/31 ..............................                5,500,000   5,834,455
     Sisters of Charity Leavenworth, 5.00%, 12/01/25 ...........................                1,000,000     978,160
 Colorado HFAR,
     MF, Series A, Pre-Refunded, 6.80%, 8/01/14 ................................                3,030,000   3,157,169
     MF, Series A, Pre-Refunded, 6.85%, 8/01/24 ................................                5,650,000   5,888,261
     MF, Series A, Pre-Refunded, 6.875%, 8/01/30 ...............................                1,250,000   1,302,838

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Colorado HFAR, (cont.)
     MF, Series A-2, 6.00%, 10/01/28 ...........................................              $ 1,000,000 $ 1,036,620
     MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ................                2,630,000   2,740,855
     MFH, Insured Mortgage, Series C-3, 6.05%, 10/01/32 ........................                1,535,000   1,592,394
     Multi Family Project II-A-2, 5.30%, 10/01/23 ..............................                2,000,000   2,002,460
     Project II-A-2, 5.375%, 10/01/32 ..........................................                4,390,000   4,389,824
 Colorado Public Highway Authority Revenue, Highway E-470,
     Refunding, Series A, MBIA Insured, 5.00%, 9/01/26 .........................               10,000,000   9,902,400
     Series A, MBIA Insured, 5.75%, 9/01/29 ....................................                4,575,000   4,910,348
     Series A, MBIA Insured, 5.75%, 9/01/35 ....................................               10,825,000  11,463,242
 Colorado Springs Hospital Revenue, Refunding, 6.375%, 12/15/30 ................                7,500,000   7,806,225
 Colorado Springs Utilities Revenue, Refunding and Improvement, Series A, 5.375%, 11/15/26     10,000,000  10,163,300
 Colorado State Board of Community Colleges and Occupational Education Revenue,
     Red Rocks Community College Project, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19             90,000     100,202
 Colorado Water Resource and Power Development Authority Clean Water Revenue, Series A,
     6.15%, 9/01/11 ............................................................                1,765,000   1,841,540
     6.30%, 9/01/14 ............................................................                   25,000      26,032
     Pre-Refunded, 6.30%, 9/01/14 ..............................................                  975,000   1,018,202
 Colorado Water Resource and Power Development Authority Small Water Resource
     Revenue, Series A, FGIC Insured,
     6.70%, 11/01/12 ...........................................................                  750,000     774,068
     5.80%, 11/01/20 ...........................................................                2,000,000   2,143,080
 Denver City and County Airport Revenue,
     Refunding, Series A, 5.00%, 11/15/25 ......................................               12,000,000  11,626,680
     Series A, 7.50%, 11/15/23 .................................................                3,315,000   3,594,090
     Series A, AMBAC Insured, 5.625%, 11/15/23 .................................                4,500,000   4,638,375
     Series A, Pre-Refunded, 7.50%, 11/15/12 ...................................                3,000,000   3,188,190
     Series A, Pre-Refunded, 7.50%, 11/15/23 ...................................                  685,000     789,415
     Series B, FSA Insured, 5.00%, 11/15/25 ....................................                4,750,000   4,652,768
     Series D, 7.75%, 11/15/13 .................................................                1,000,000   1,230,160
 Denver City and County COP, Series B, AMBAC Insured, 5.50%, 12/01/25 ..........               17,000,000  17,568,140
 Denver City and County Revenue, Children's Hospital Association Project,
     FGIC Insured, 6.00%, 10/01/15 .............................................                3,150,000   3,393,779
 Denver City and County Special Facilities Airport Revenue, United Airlines Inc.
     Project, Series A, 6.875%, 10/01/32 .......................................                5,000,000   2,925,300
 Denver Health and Hospital Authority Healthcare Revenue, Series A, 6.00%,
     12/01/23 ..................................................................                1,000,000   1,009,430
     12/01/31 ..................................................................                1,200,000   1,205,136
 Dolores County School District GO, FSA Insured, 5.375%, 12/01/25 ..............                1,400,000   1,430,716
 Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement,
     Series A, MBIA Insured, 6.50%, 12/15/16 ...................................                  230,000     254,969
 El Paso County School District No. 2 Harrison GO, FGIC Insured, 5.25%, 12/01/26                4,000,000   4,054,480
 El Paso County School District No. 38 GO, 6.00%, 12/01/24 .....................                1,500,000   1,734,885
 Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 .......                5,325,000   5,546,733
 Frisco Fire Protection District GO, Refunding and Improvement, 7.20%, 12/01/05                    30,000      30,339
 Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
     12/01/19 ..................................................................                1,500,000   1,596,210
     12/01/24 ..................................................................                1,000,000   1,062,670
 Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28                1,000,000   1,030,980
 Guam Airport Authority Revenue,
     Refunding, Series A, 6.375%, 10/01/10 .....................................                  400,000     415,352
     Series A, 6.50%, 10/01/23 .................................................                  800,000     825,064
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 ........                1,000,000   1,048,380
 Jefferson County District Wide Sales Tax Revenue, Local ID, MBIA Insured, 6.30%, 6/01/22       7,450,000   7,690,784
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ....                   80,000      81,695
 La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
     5.75%, 4/01/14 ............................................................                2,090,000   2,077,335
     6.00%, 4/01/19 ............................................................                1,000,000     987,340
     6.10%, 4/01/24 ............................................................                1,000,000     990,380
 Lakewood MFHR, Mortgage, FHA Insured,
     6.65%, 10/01/25 ...........................................................                1,235,000   1,300,369
     6.70%, 10/01/36 ...........................................................                3,025,000   3,187,927

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Las Animas County School District No. 1 COP, Refunding,
     6.15%, 12/01/08 ...........................................................              $ 1,000,000 $  1,081,440
     6.20%, 12/01/10 ...........................................................                  935,000    1,008,697
 Montrose County COP, 6.35%, 6/15/06 ...........................................                1,850,000    1,990,730
 Mountain College Residence Hall Authority Revenue, MBIA Insured, 5.75%, 6/01/23                2,000,000    2,096,120
 Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured, 5.125%, 6/15/26   7,500,000    7,534,500
 Northwest Parkway Public Highway Revenue, Series A, AMBAC Insured, 5.125%, 6/15/31             4,465,000    4,466,518
 Pitkin County Open Space Acquisition GO, Refunding, AMBAC Insured, 5.375%, 12/01/30            2,940,000    2,938,030
 Post-Secondary Educational Facilities Authority Revenue, Auraria Foundation
     Project, FSA Insured, 6.00%, 9/01/15 ......................................                1,000,000    1,108,470
 Pueblo Board Waterworks Water Revenue, Improvement, Series A, FSA Insured, 6.00%, 11/01/21     4,300,000    4,677,540
 Pueblo County COP, Public Parking, 6.90%, 7/01/15 .............................                  465,000      486,078
 Pueblo County GO, MBIA Insured, 6.00%, 6/01/16 ................................                4,395,000    4,764,576
 Pueblo County School District No. 70 GO, Pueblo Rural,
     AMBAC Insured, Pre-Refunded, 6.40%, 12/01/14 ..............................                1,000,000    1,111,000
     FGIC Insured, 6.00%, 12/01/19 .............................................                3,995,000    4,599,483
 Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured,
     6.10%, 12/01/15 ...........................................................                1,000,000    1,078,990
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA
     Insured, Pre-Refunded, 9.00%, 7/01/09 .....................................                   55,000       64,068
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Financing Authority Industrial Revenue, Guaynabo Municipal
     Government, 5.625%, 7/01/22 ...............................................                1,335,000    1,336,642
 Regional Transportation District Sales Tax Revenue,
     FGIC Insured, 6.25%, 11/01/12 .............................................                  160,000      166,768
     Series A, FGIC Insured, 5.125%, 11/01/20 ..................................                1,735,000    1,765,970
 Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston
     Purina Co., Refunding, 7.875%, 9/01/08 ....................................                2,750,000    3,289,495
aUniversity of Colorado Enterprise Systems Revenue, Series A, FGIC Insured, 5.00%, 6/01/27      3,000,000    2,965,830
 University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/25 ..                1,900,000    1,909,700
 UTE Water Conservancy District Colorado Water Revenue, MBIA Insured, 5.75%, 6/15/20            5,000,000    5,359,600
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.40%, 10/01/12 ...........................................................                2,500,000    2,640,975
     5.50%, 10/01/22 ...........................................................                2,500,000    2,515,150
 Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 .............                1,555,000    1,586,971
                                                                                                          ------------
 TOTAL LONG TERM INVESTMENTS (COST $322,917,822) ...............................                           336,897,264
                                                                                                          ------------
bSHORT TERM INVESTMENTS .8%
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
      Insured, Weekly VRDN and Put, .95%, 12/01/15 (COST $2,800,000) ...........                2,800,000    2,800,000
                                                                                                          ------------
 TOTAL INVESTMENTS (COST $325,717,822) 98.9% ...................................                           339,697,264
 OTHER ASSETS, LESS LIABILITIES 1.1% ...........................................                             3,884,533
                                                                                                          ------------
 NET ASSETS 100.0% .............................................................                          $343,581,797
                                                                                                          ============




See glossary of terms on page 137.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                                    YEAR ENDED FEBRUARY 28,
                                                                      ------------------------------------------------
CLASS A                                                                   2002     2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $10.63   $10.06    $11.27    $11.23    $10.92
                                                                      ------------------------------------------------
Income from investment operations:
 Net investment incomea ............................................       .53      .56       .56       .58       .60
 Net realized and unrealized gains (losses) ........................       .25      .56     (1.21)      .04       .32
                                                                      ------------------------------------------------
Total from investment operations ...................................       .78     1.12      (.65)      .62       .92
                                                                      ------------------------------------------------
Less distributions from net investment income ......................      (.53)    (.55)     (.56)     (.58)     (.61)
                                                                      ------------------------------------------------
Net asset value, end of year .......................................    $10.88   $10.63    $10.06    $11.27    $11.23
                                                                      ===============================================

Total returnb ......................................................     7.53%   11.43%   (5.90)%     5.62%     8.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................  $266,100 $228,844  $207,745  $245,016  $203,643
Ratios to average net assets:
 Expenses ..........................................................      .70%     .73%      .71%      .72%      .73%
 Net investment income .............................................     4.91%    5.37%     5.26%     5.08%     5.41%
Portfolio turnover rate ............................................    15.45%   10.11%    30.61%     5.87%    18.54%


CLASS C
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $10.66   $10.10    $11.30    $11.26    $10.94
                                                                      ------------------------------------------------
Income from investment operations:
 Net investment incomea ............................................       .47      .50       .50       .52       .55
 Net realized and unrealized gains (losses) ........................       .26      .56     (1.20)      .03       .31
                                                                      ------------------------------------------------
Total from investment operations ...................................       .73     1.06      (.70)      .55       .86
                                                                      ------------------------------------------------
Less distributions from net investment income ......................      (.47)    (.50)     (.50)     (.51)     (.54)
                                                                      ------------------------------------------------
Net asset value, end of year .......................................    $10.92   $10.66    $10.10    $11.30    $11.26
                                                                      ===============================================

Total returnb ......................................................     7.01%   10.69%   (6.32)%     5.02%     8.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................   $38,368  $27,256   $25,007   $23,443    $8,636
Ratios to average net assets:
 Expenses ..........................................................     1.25%    1.28%     1.26%     1.28%     1.29%
 Net investment income .............................................     4.36%    4.83%     4.73%     4.53%     4.85%
Portfolio turnover rate ............................................    15.45%   10.11%    30.61%     5.87%    18.54%



a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                                PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                       AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.6%
 Bridgeport GO, Series A, FGIC Insured, 5.875%, 7/15/19 ........................              $ 1,000,000 $ 1,100,300
 Connecticut State Airport Revenue, Bradley International Airport, Series A,
     FGIC Insured, 5.125%, 10/01/26 ............................................                3,000,000   2,964,750
 Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
    Baptist Homes Inc. Project, Refunding, Asset Guaranteed, 5.625%, 9/01/22 ...                2,000,000   2,084,300
    Church Homes Inc., Refunding, 5.80%, 4/01/21 ...............................                4,000,000   3,635,320
    Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ..............                1,100,000   1,007,534
 Connecticut State Development Authority Revenue, Life Care Facilities, Seabury
     Project, Refunding, Asset Guaranteed, 5.00%, 9/01/21 ......................                2,000,000   1,973,040
 Connecticut State Development Authority Solid Waste Disposal Facilities Revenue,
     Pfizer Inc. Project, 7.00%, 7/01/25 .......................................                2,000,000   2,233,800
 Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co. Project,
    6.15%, 4/01/35 .............................................................                1,000,000   1,044,020
    6.00%, 9/01/36 .............................................................               10,000,000  10,258,700
    Refunding, 7.25%, 6/01/20 ..................................................                1,000,000   1,006,730
 Connecticut State GO, Series B, 5.00%, 6/15/20 ................................               10,000,000  10,110,300
 Connecticut State Health and Educational Facilities Authority Revenue,
    Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 .............                2,000,000   2,135,320
    Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ...................                5,000,000   4,992,250
    Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ..............                3,250,000   3,445,293
    Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ....                1,250,000   1,311,350
    Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 .....                1,000,000     989,300
    Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 .                1,500,000   1,677,780
    Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ......                1,000,000   1,064,130
    Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 .                3,500,000   3,703,280
    Eastern Connecticut Health Network, Refunding, Series A, Asset Guaranteed, 6.00%, 7/01/25   9,195,000   9,953,312
    Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 ...............                2,500,000   2,545,925
    Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 ...............                8,000,000   8,276,480
    Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 ...................                4,210,000   4,223,093
    Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .................                2,000,000   2,104,460
    Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ................                1,215,000   1,307,109
    Hartford University, Series D, 6.80%, 7/01/22 ..............................                5,000,000   5,097,950
    Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ............                3,800,000   3,807,524
    Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 .....                1,000,000   1,049,210
    Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ............                7,205,000   6,736,675
    Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .............               12,500,000  11,462,625
    Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..................                  500,000     625,875
    New Horizons Village Project, 7.30%, 11/01/16 ..............................                2,905,000   3,163,952
    Sacred Heart University, Refunding, Series E, Asset Guaranteed, 5.00%, 7/01/28              4,000,000   3,930,720
    Sacred Heart University, Series C, 6.50%, 7/01/16 ..........................                  235,000     247,255
    Sacred Heart University, Series C, 6.625%, 7/01/26 .........................                  785,000     808,754
    Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ............                  765,000     882,810
    Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 ...........                6,215,000   7,203,309
    Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ............                1,000,000   1,150,870
    St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...................                4,615,000   4,091,382
    St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ..................                3,510,000   3,232,289
    Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...................                2,000,000   2,117,060
    Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 ...................                5,425,000   5,466,664
    University of Connecticut Foundation, Series A, 5.375%, 7/01/29 ............                1,250,000   1,266,875
    Westover School, Series A, Asset Guaranteed, 5.70%, 7/01/30 ................                2,000,000   2,093,540
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ..............                8,000,000   7,525,520
    Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 .                4,000,000   4,171,880
 Connecticut State HFAR,
    Housing Finance Mortgage Project, Series B, 6.10%, 11/15/31 ................                2,715,000   2,814,749
    Housing Mortgage Finance Program, Series B, 6.75%, 11/15/23 ................               14,705,000  15,178,648
    Housing Mortgage Finance Program, Series C-1, 6.60%, 11/15/23 ..............                   95,000      97,852
    Housing Mortgage Finance Program, Series C-2, 6.25%, 11/15/18 ..............                1,500,000   1,590,900
    Housing Mortgage Finance Program, Sub Series B-1, 5.30%, 11/15/28 ..........                1,700,000   1,731,518
    Housing Mortgage Finance Program, Sub Series C-2, 5.85%, 11/15/28 ..........                1,250,000   1,281,763
    Housing Mortgage Finance Program, Sub Series D-1, 5.55%, 11/15/28 ..........                1,000,000   1,022,520
    Housing Mortgage Finance Program, Sub Series E-2, 5.20%, 11/15/21 ..........                1,840,000   1,884,381
 Connecticut State Higher Education Supplemental Loan Authority Revenue, Family
    Education Loan Program, Series A,
    7.00%, 11/15/05 ............................................................                  590,000     603,393
    7.20%, 11/15/10 ............................................................                  175,000     178,990

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                       AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Connecticut State Higher Education Supplemental Loan Authority Revenue, Family
    Education Loan Program, Series A, (cont.)
    AMBAC Insured, 6.00%, 11/15/18 .............................................              $ 1,925,000 $  2,142,235
    MBIA Insured, 5.50%, 11/15/17 ..............................................                1,900,000    2,006,836
 Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
    Series A, FSA Insured,
    5.375%, 10/01/18 ...........................................................                2,000,000    2,095,180
    5.00%, 10/01/21 ............................................................                4,000,000    4,014,960
 Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator
     Lisbon Project, Series A, 5.50%, 1/01/15 ..................................                8,000,000    7,638,080
 Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ....................................                  200,000      233,750
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ............................................................                  250,000      259,665
    6.70%, 10/01/23 ............................................................                1,300,000    1,342,679
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.75%, 10/01/24 .........                5,500,000    6,266,700
 Plainfield GO,
    Series 1988, 7.30%, 9/01/10 ................................................                  150,000      153,231
    Series 1991, 7.25%, 9/01/05 ................................................                  335,000      343,124
    Series 1991, 7.30%, 9/01/07 ................................................                  335,000      343,124
    Series 1991, 7.30%, 9/01/09 ................................................                  335,000      342,213
 Puerto Rico Commonwealth GO, Public Improvement,
    MBIA Insured, 5.75%, 7/01/26 ...............................................                1,775,000    2,037,611
    Refunding, FSA Insured, 5.125%, 7/01/30 ....................................                4,000,000    4,042,560
    Series A, 5.125%, 7/01/31 ..................................................                5,000,000    4,928,700
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
     Revenue, Series A, 5.00%, 7/01/38 .........................................                2,500,000    2,402,800
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
     Series A, AMBAC Insured, 5.00%, 7/01/28 ...................................                5,000,000    4,992,400
 Puerto Rico Electric Power Authority Power Revenue,
    Series HH, FSA Insured, 5.25%, 7/01/29 .....................................               13,000,000   13,219,440
    Series II, 5.25%, 7/01/31 ..................................................                1,000,000    1,000,770
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Financing Authority Industrial Revenue, Guaynabo Warehouse,
     Series A, 5.15%, 7/01/19 ..................................................                4,845,000    4,630,706
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33       1,000,000      995,220
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33          5,000,000    5,052,900
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     5.70%, 8/01/25 ............................................................               11,000,000   11,366,630
 State Health and Education Facilities Authority Revenue, MBIA Insured, 5.00%, 7/01/29          3,000,000    2,995,350
 University of Connecticut Revenue, Student Fee,
  a Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 .........................               10,000,000    9,985,200
    Series A, 5.00%, 5/15/23 ...................................................               10,000,000   10,015,100
    Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 ......................                1,500,000    1,749,465
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ...................................................................                2,500,000    2,625,950
    10/01/22 ...................................................................                2,500,000    2,515,150
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/21    1,000,000      952,300
                                                                                                          ------------
 TOTAL LONG TERM INVESTMENTS (COST $292,962,941)                                                           300,355,358
                                                                                                          ------------
bSHORT TERM INVESTMENTS 1.2%
 Connecticut State Health and Educational Facilities Authority Revenue, Yale
     University, Series T-1, Weekly VRDN and Put, 1.10%, 7/01/29 ...............                2,800,000    2,800,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding , MBIA
     Insured, Weekly VRDN and Put, .95%, 12/01/15 ..............................                  100,000      100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
     Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .....                  500,000      500,000
                                                                                                          ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,400,000) ................................                             3,400,000
                                                                                                          ------------
 TOTAL INVESTMENTS (COST $296,362,941) 99.8% ...................................                           303,755,358
 OTHER ASSETS, LESS LIABILITIES .2% ............................................                               712,323
                                                                                                          ------------
 NET ASSETS 100.0% .............................................................                          $304,467,681
                                                                                                          ============

See glossary of terms on page 137.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 28,
                                                                     ------------------------------------------------
CLASS A                                                                   2002     2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $11.55   $10.95    $11.88    $11.86    $11.51
                                                                     ------------------------------------------------
Income from investment operations:
 Net investment incomea ............................................       .56      .58       .59       .60       .62
 Net realized and unrealized gains (losses) ........................       .15      .60      (.92)      .06       .36
                                                                     ------------------------------------------------
Total from investment operations ...................................       .71     1.18      (.33)      .66       .98
                                                                     ------------------------------------------------
Less distributions from:
 Net investment income .............................................      (.58)    (.58)     (.58)     (.60)     (.62)
 Net realized gains ................................................        --c      --      (.02)     (.04)     (.01)
                                                                     ------------------------------------------------
Total distributions ................................................      (.58)    (.58)     (.60)     (.64)     (.63)
                                                                     ------------------------------------------------
Net asset value, end of year .......................................    $11.68   $11.55    $10.95    $11.88    $11.86
                                                                     ================================================

Total returnb ......................................................     6.29%   11.06%   (2.91)%     5.68%     8.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................  $239,081 $205,678  $195,157  $218,753  $210,325
Ratios to average net assets:
 Expenses ..........................................................      .75%     .77%      .74%      .74%      .75%
 Net investment income .............................................     4.84%    5.18%     5.14%     4.98%     5.35%
Portfolio turnover rate ............................................    33.53%   42.32%    13.41%    20.19%     7.94%


CLASS C
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $11.58   $10.97    $11.89    $11.87    $11.53
                                                                     ------------------------------------------------
Income from investment operations:
 Net investment incomea ............................................       .50      .52       .53       .53       .56
 Net realized and unrealized gains (losses) ........................       .13      .61      (.92)      .06       .34
                                                                     ------------------------------------------------
Total from investment operations ...................................       .63     1.13      (.39)      .59       .90
                                                                     ------------------------------------------------
Less distributions from:
 Net investment income .............................................      (.51)    (.52)     (.51)     (.53)     (.55)
 Net realized gains ................................................        --c      --      (.02)     (.04)     (.01)
                                                                     ------------------------------------------------
Total distributions ................................................      (.51)    (.52)     (.53)     (.57)     (.56)
                                                                     ------------------------------------------------
Net asset value, end of year .......................................    $11.70   $11.58    $10.97    $11.89    $11.87
                                                                     ================================================

Total returnb ......................................................     5.59%   10.54%   (3.37)%     5.09%     8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................   $17,971  $10,413    $7,270    $7,050    $3,615
Ratios to average net assets:
 Expenses ..........................................................     1.30%    1.32%     1.30%     1.30%     1.31%
 Net investment income .............................................     4.29%    4.63%     4.60%     4.43%     4.78%
Portfolio turnover rate ............................................    33.53%   42.32%    13.41%    20.19%     7.94%



a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c The fund made a capital gain distribution of $.002.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                               PRINCIPAL
 FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.9%
 Childrens Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 ...............              $ 7,500,000 $ 7,921,275
 Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 ...........................................................                1,675,000   1,739,756
     6.70%, 10/01/23 ...........................................................                5,800,000   5,990,414
 Guam Government GO, Series A,
     5.90%, 9/01/05 ............................................................                4,575,000   4,609,770
     6.00%, 9/01/06 ............................................................                1,085,000   1,093,886
 Guam Government Limited Obligation Highway Revenue, Refunding, Series A, FSA
     Insured, 6.30%, 5/01/12 ...................................................                5,590,000   5,745,178
 Guam Power Authority Revenue, Series A, Pre-Refunded,
     6.30%, 10/01/22 ...........................................................                6,190,000   6,490,525
     6.75%, 10/01/24 ...........................................................                2,680,000   3,053,592
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
     6.60%, 3/15/28 ............................................................                6,710,000   6,668,532
 Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.40%, 7/01/11 ..............................................                2,000,000   2,230,700
     Public Improvement, MBIA Insured, 5.75%, 7/01/26 ..........................               10,000,000  11,479,500
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series B, 6.00%, 7/01/39 ..................................................               10,000,000  11,692,000
     Series D, 5.375%, 7/01/36 .................................................                7,500,000   7,579,350
     Series D, 5.25%, 7/01/38 ..................................................                3,500,000   3,502,485
     Series Y, 5.50%, 7/01/36 ..................................................               11,850,000  12,277,785
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     7.90%, 7/01/07 ............................................................                  580,000     582,378
     7.75%, 7/01/08 ............................................................                  300,000     301,170
     7.50%, 7/01/09 ............................................................                  660,000     662,376
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
     Refunding, 7.875%, 10/01/04 ...............................................                2,040,000   2,053,688
 Puerto Rico Electric Power Authority Power Revenue,
     Series HH, FSA Insured, 5.25%, 7/01/29 ....................................                3,605,000   3,665,852
     Series II, 5.25%, 7/01/31 .................................................                8,000,000   8,006,160
     Series T, Pre-Refunded, 6.375%, 7/01/24 ...................................                5,000,000   5,597,800
 Puerto Rico HFC Home Mortgage Revenue, Mortgage Backed Securities, Series A, 5.20%, 12/01/33  10,000,000  10,058,200
 Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 ...............................                  390,000     390,554
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ................................                1,265,000   1,266,822
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ....                2,060,000   2,449,525
 Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
     First Portfolio, 6.25%, 4/01/29 ...........................................                1,915,000   1,994,894
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
     Financing Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ........                  900,000     936,630
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Financing Authority Hospital Revenue,
     Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 ........                2,500,000   2,597,900
     Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 .........                  500,000     520,710
     Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 .                8,445,000   9,223,798
     Mennonite General Hospital Project, 5.625%, 7/01/17 .......................                  855,000     724,117
     Mennonite General Hospital Project, 6.50%, 7/01/26 ........................                5,000,000   4,547,200
     Mennonite General Hospital Project, 5.625%, 7/01/27 .......................                2,000,000   1,605,840
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Financing Authority Industrial Revenue,
     Guaynabo Municipal Government, 5.625%, 7/01/15 ............................                6,550,000   6,662,529
     Guaynabo Municipal Government, 5.625%, 7/01/22 ............................                3,160,000   3,163,887
     Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ..............................                4,120,000   3,861,305
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
     Ana G. Mendez University Systems Project, Refunding, 5.375%, 12/01/21 .....                2,000,000   1,984,200
     Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/29 ......                6,050,000   5,894,394
     Ana G. Mendez University Systems Project, Refunding, 5.50%, 12/01/31 ......                3,565,000   3,538,869
     Cogen Facilities, 6.625%, 6/01/26 .........................................               10,000,000  10,567,900
     University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..........                7,000,000   6,966,540
 Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%, 8/01/23                 7,400,000   7,752,536
 Puerto Rico Municipal Finance Agency Revenue, Series A, Pre-Refunded, 6.50%, 7/01/19           1,000,000   1,116,390
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
     5.375%, 7/01/33 ...........................................................               10,000,000  10,105,800
     5.25%, 7/01/36 ............................................................                7,500,000   7,505,325

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ....              $ 1,250,000 $  1,265,838
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
     Series A, 5.00%, 6/01/26 ..................................................                3,865,000    3,697,298
     Series E, 5.50%, 8/01/29 ..................................................                7,000,000    7,149,730
 Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
     6.45%, 3/01/16 ............................................................                  365,000      382,392
     6.50%, 3/01/25 ............................................................                  865,000      898,095
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.50%, 10/01/18 ...........................................................                3,000,000    3,073,980
     5.50%, 10/01/22 ...........................................................                3,000,000    3,018,180
     5.625%, 10/01/25 ..........................................................                3,000,000    3,051,870
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
     7/01/18 ...................................................................                1,700,000    1,679,753
     7/01/21 ...................................................................                1,000,000      952,300
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
     5.25%, 7/01/12 ............................................................                4,000,000    4,088,960
     5.50%, 7/01/17 ............................................................                4,000,000    3,983,279
                                                                                                          ------------
 TOTAL LONG TERM INVESTMENTS (COST $239,876,217) ...............................                           251,621,712
                                                                                                          ------------
aSHORT TERM INVESTMENTS 1.6%
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
     Insured, Weekly VRDN and Put, .95%, 12/01/15 ..............................                3,500,000    3,500,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
     Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .....                  700,000      700,000
                                                                                                          ------------
 TOTAL SHORT TERM INVESTMENTS (COST $4,200,000) ................................                             4,200,000
                                                                                                          ------------
 TOTAL INVESTMENTS (COST $244,076,217)  99.5% ..................................                           255,821,712
 OTHER ASSETS, LESS LIABILITIES .5% ............................................                             1,231,082
                                                                                                          ------------
 NET ASSETS 100.0% .............................................................                          $257,052,794
                                                                                                          ============




See glossary of terms on page 137.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                                          YEAR ENDED FEBRUARY 28,
                                                                           ------------------------------------------------
                                                                               2002     2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $10.94   $10.52    $11.30    $11.25    $10.94
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment incomea ..................................................      .50      .52       .51       .51       .53
 Net realized and unrealized gains (losses) ..............................      .21      .42      (.78)      .06       .33
                                                                           ------------------------------------------------
Total from investment operations .........................................      .71      .94      (.27)      .57       .86
                                                                           ------------------------------------------------
Less distributions from net investment income ............................     (.51)    (.52)     (.51)     (.52)     (.55)
                                                                           ------------------------------------------------
Net asset value, end of year .............................................   $11.14   $10.94    $10.52    $11.30    $11.25
                                                                           ================================================

Total returnb ............................................................    6.64%    9.10%   (2.43)%     5.17%     8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................... $240,157 $164,450  $170,907  $195,598  $139,545
Ratios to average net assets:
 Expenses ................................................................     .77%     .76%      .73%      .75%      .75%
 Expenses excluding waiver and payments by affiliate .....................     .77%     .76%      .75%      .78%      .82%
 Net investment income ...................................................    4.49%    4.88%     4.72%     4.53%     4.83%
Portfolio turnover rate ..................................................    7.47%    8.87%    31.27%    16.57%    23.32%




a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                              PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                         AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 95.5%
 BONDS 94.6%
 ALABAMA 3.0%
 Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan,
     Refunding, Series B, AMBAC Insured, 4.625%, 8/15/13 .......................              $ 5,900,000 $ 5,949,029
 Morgan County Decatur Health Care Authority Hospital Revenue, Refunding, Connie
     Lee Insured, 5.80%, 3/01/04 ...............................................                  500,000     530,115
 Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/12 .............................                  600,000     662,328
                                                                                                          -----------
                                                                                                            7,141,472
                                                                                                          -----------
 ALASKA .2%
 Alaska State HFC Revenue, Veteran's Mortgage, First Series, GNMA Secured, 5.80%, 6/01/04         340,000     356,752
 Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding,
     ETM, 6.50%, 12/01/02 ......................................................                   50,000      51,886
                                                                                                          -----------
                                                                                                              408,638
                                                                                                          -----------
 ARIZONA .9%
 Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08               1,000,000   1,081,210
 Mesa GO, FGIC Insured, 4.50%, 7/01/14 .........................................                1,000,000   1,009,050
                                                                                                          -----------
                                                                                                            2,090,260
                                                                                                          -----------
 ARKANSAS 1.4%
 Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding,
     Series A, 6.20%, 8/01/17 ..................................................                1,105,000   1,133,399
 University of Arkansas Revenue, Student Fee University of Arkansas at Fort Smith,
     FSA Insured, 4.75%, 12/01/15 ..............................................                2,295,000   2,334,245
                                                                                                          -----------
                                                                                                            3,467,644
                                                                                                          -----------
 CALIFORNIA 2.1%
 ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 ..................                  100,000     102,427
 Bakersfield PFA, Refunding, Series A, 5.80%, 9/15/05 ..........................                2,655,000   2,715,800
 California Educational Facilities Authority Revenue, Pooled College and
     University Financing, Refunding, Series B, 5.90%, 6/01/03 .................                1,500,000   1,571,175
 San Diego Port Facilities Revenue, National Steel and Ship Building Co.,
     Refunding, 6.60%, 12/01/02 ................................................                  100,000     101,595
 San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 ..........                  200,000     212,884
 San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 .........                  200,000     212,816
 Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02        100,000     101,921
                                                                                                          -----------
                                                                                                            5,018,618
                                                                                                          -----------
 COLORADO 2.0%
 Denver City and County COP, Series B, AMBAC Insured, 5.75%, 12/01/16 ..........                3,000,000   3,279,480
 Montrose County COP, 6.20%, 6/15/03 ...........................................                1,500,000   1,582,365
                                                                                                          -----------
                                                                                                            4,861,845
                                                                                                          -----------
 CONNECTICUT 1.2%
 Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
     Refunding, Series C, 6.00%, 7/01/05 .......................................                  135,000     144,702
     Series C, ETM, 6.00%, 7/01/05 .............................................                  425,000     467,411
 Connecticut State HFAR, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10          2,000,000   2,151,320
                                                                                                          -----------
                                                                                                            2,763,433
                                                                                                          -----------
 FLORIDA 9.4%
 Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 .....                1,000,000   1,021,830
 Hillsborough County School Board Sales Tax Revenue, AMBAC Insured, 4.25%, 10/01/12             1,800,000   1,806,984
 Jacksonville Electric Authority Revenue, Electric System, Sub Series A, 5.00%, 10/01/16        3,420,000   3,444,898
 Marion County Public Improvement Revenue, Refunding, MBIA Insured,
     4.10%, 12/01/11 ...........................................................                1,600,000   1,601,184
     4.20%, 12/01/12 ...........................................................                1,400,000   1,399,930
     4.30%, 12/01/13 ...........................................................                1,800,000   1,793,322
 Meadow Pointe II CDD, Capital Improvement Revenue, Series A, 5.25%, 8/01/03 ...                   55,000      55,063
 Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 .......                1,000,000   1,017,810
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
     Program 1, Refunding, 6.60%, 11/01/03 .....................................                  405,000     428,628
     Program 2, Refunding, 6.60%, 11/01/03                                                        320,000     338,669
 Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
     6.20%, 12/01/08 ...........................................................                  275,000     295,757
     6.30%, 12/01/09 ...........................................................                  580,000     622,369

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                               PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 FLORIDA (CONT.)
 Tampa Bay Water Utility System Revenue,
     FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 ...............................              $ 1,000,000 $ 1,142,280
     Series B, FGIC Insured, 4.75%, 10/01/15 ...................................                4,140,000   4,193,903
     Series B, FGIC Insured, 4.75%, 10/01/16 ...................................                3,400,000   3,418,088
                                                                                                          -----------
                                                                                                           22,580,715
                                                                                                          -----------
 GEORGIA 1.8%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%, 12/01/13     1,020,000     965,032
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines
     Inc. Project, Refunding, 6.85%, 11/01/07 ..................................                  100,000      98,839
 Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%, 11/01/07  3,105,000   3,218,022
                                                                                                          -----------
                                                                                                            4,281,893
                                                                                                          -----------
 HAWAII 1.3%
 Hawaii State Department of Budget and Finance Special Purpose Revenue,
     Kaiser Permanente, Series A, 5.10%, 3/01/14 ...............................                2,500,000   2,493,325
     Kapi 'Olani Health Obligation, 5.60%, 7/01/06 .............................                  500,000     528,790
                                                                                                          -----------
                                                                                                            3,022,115
                                                                                                          -----------
 ILLINOIS 1.8%
 Chicago O'Hare International Airport Special Facilities Revenue, United Airlines
     Inc. Project, Refunding, Series A, 5.35%, 9/01/16 .........................                2,000,000     980,280
 Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03            370,000     391,364
 Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 ......                  360,000     381,337
 Illinois Health Facilities Authority Revenue,
     St. Elizabeth's Hospital, 6.00%, 7/01/05 ..................................                  265,000     283,190
     Victory Health Services, Series A, 5.25%, 8/15/09 .........................                1,170,000   1,196,898
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
     McCormick Place Convention Center, ETM, 5.75%, 7/01/06 ....................                1,000,000   1,074,770
                                                                                                          -----------
                                                                                                            4,307,839
                                                                                                          -----------
 INDIANA 2.4%
 Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04      2,000,000   2,136,720
 Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09          3,500,000   3,623,585
                                                                                                          -----------
                                                                                                            5,760,305
                                                                                                          -----------
 KENTUCKY .9%
 Kentucky Economic Development Finance Authority Hospital System Revenue,
     Appalachian Regional Health Center Facility, Refunding and Improvement,
     5.70%, 10/01/10 ...........................................................                1,000,000     883,560
     5.75%, 10/01/11 ...........................................................                1,500,000   1,307,100
                                                                                                          -----------
                                                                                                            2,190,660
                                                                                                          -----------
 LOUISIANA 1.7%
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc.
     Project, First Stage, Refunding, Series B, 6.20%, 9/01/03 .................                  100,000     104,268
 St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ..                4,000,000   4,007,200
                                                                                                          -----------
                                                                                                            4,111,468
                                                                                                          -----------
 MARYLAND .1%
 Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding,
     Series A, 6.75%, 8/01/02 ..................................................                   90,000      91,508
                                                                                                          -----------
 MASSACHUSETTS 5.1%
 Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
     Management Inc. Project, Series B, 6.90%, 12/01/29 ........................                3,000,000   3,287,220
 Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
     First Mortgage, Refunding, Series A, 5.50%, 7/01/08 .......................                3,225,000   3,182,462
 Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden
     Haverhill Project, Refunding, Series A,
     5.15%, 12/01/07 ...........................................................                2,000,000   1,800,200
     5.20%, 12/01/08 ...........................................................                2,000,000   1,763,720
 Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
     5.50%, 10/01/12 ...........................................................                1,745,000   1,839,841
 New England Educational Loan Marketing Corp. Student Loan Revenue, Refunding,
     Series B, 5.60%, 6/01/02 ..................................................                  415,000     419,192
                                                                                                          -----------
                                                                                                           12,292,635
                                                                                                          -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                         AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MICHIGAN 4.2%
 Chippewa County Hospital Financing Authority Revenue, Chippewa County War
     Memorial Hospital, Refunding, Series B, 5.30%, 11/01/07 ...................              $   815,000 $   829,271
 Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ..............................                1,000,000   1,096,920
 Ferris State University Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/18 ....                2,640,000   2,646,758
 Michigan State Hospital Finance Authority Revenue, Ascension Health Credit,
     Series A, MBIA Insured, 6.00%, 11/15/13 ...................................                1,200,000   1,313,748
 Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17              4,290,000   4,249,202
                                                                                                          -----------
                                                                                                           10,135,899
                                                                                                          -----------
 MINNESOTA 4.8%
 Minneapolis GO, Various Purpose, 5.00%, 12/01/17 ..............................                3,000,000   3,064,770
 Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC
     Insured, 4.625%, 2/01/17 ..................................................                1,000,000     985,660
 Mounds View ISD No. 621, GO, MBIA Insured, 5.00%,
     2/01/14 ...................................................................                2,340,000   2,444,013
     2/01/15 ...................................................................                2,425,000   2,513,100
     2/01/16 ...................................................................                2,460,000   2,529,593
                                                                                                          -----------
                                                                                                           11,537,136
                                                                                                          -----------
 MISSOURI 2.9%
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08    3,000,000   2,969,370
 Southeast Missouri State University System Facilities Revenue, Refunding and Improvement, MBIA Insured,
     4.375%, 4/01/12 ...........................................................                  335,000     339,124
     4.50%, 4/01/14 ............................................................                  545,000     545,387
     4.60%, 4/01/15 ............................................................                1,360,000   1,364,964
     4.70%, 4/01/16 ............................................................                1,165,000   1,168,379
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04     560,000     562,621
                                                                                                          -----------
                                                                                                            6,949,845
                                                                                                          -----------
 NEW HAMPSHIRE .3%
 New Hampshire Higher Education and Health Facilities Authority Revenue, New
     Hampshire Catholic Charities, Refunding, Series A, 5.10%, 8/01/04 .........                  715,000     711,139
                                                                                                          -----------
 NEW JERSEY 6.4%
 Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
      Waste Management Inc., Refunding, Project Series A, 6.85%, 12/01/29 ......                2,625,000   2,938,583
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
     Series 1, 5.90%, 1/01/15 ..................................................                  925,000     921,624
 New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 ......                   20,000      20,470
 New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical
     Center, Refunding, Series C, FSA Insured, ETM, 5.80%, 7/01/04 .............                1,000,000   1,080,790
 New Jersey State Transportation Trust Fund Authority Revenue, Transportation
     System, Refunding, Series C, FSA Insured, 4.50%, 12/15/10 .................               10,000,000  10,404,100
                                                                                                          -----------
                                                                                                           15,365,567
                                                                                                          -----------
 NEW YORK 9.5%
 MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, 5.50%, 7/01/11        2,215,000   2,409,610
 MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 ...............                1,500,000   1,642,845
 New York City GO,
     Pre-Refunded, 6.50%, 8/01/04 ..............................................                  105,000     108,810
     Refunding, Series H, 5.90%, 8/01/09 .......................................                  500,000     546,470
     Refunding, Series J, 6.00%, 8/01/08 .......................................                3,000,000   3,327,060
     Series C, 6.50%, 8/01/04 ..................................................                  410,000     423,210
     Series C, 6.50%, 8/01/07 ..................................................                1,490,000   1,538,008
     Series C, MBIA Insured, 5.875%, 8/01/16 ...................................                1,250,000   1,373,125
     Series C, Pre-Refunded, 6.50%, 8/01/07 ....................................                  360,000     373,064
     Series H, 7.00%, 2/01/05 ..................................................                   20,000      20,368
     Series J, 6.00%, 2/15/04 ..................................................                1,000,000   1,066,790
     New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06       2,500,000   2,595,175
 New York City IDA, Civic Facility Revenue, New York Blood Center Inc. Project,
     ETM, 6.80%, 5/01/02 .......................................................                   60,000      60,514
 New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement,
     Refunding, Series D, 5.60%, 2/15/07 .......................................                  140,000     153,692
     Series D, 5.00%, 8/15/17 ..................................................                2,000,000   2,024,680

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                         AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
 New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05   $ 1,000,000 $ 1,092,330
 New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge, 5.75%,
     4/01/08 ...................................................................                  500,000     549,015
     4/01/09 ...................................................................                1,150,000   1,254,938
 Port Authority of New York and New Jersey Special Obligation Revenue, 3rd
     Installment, 7.00%, 10/01/07 ..............................................                1,000,000   1,101,790
 Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07              1,100,000   1,146,035
                                                                                                          -----------
                                                                                                           22,807,529
                                                                                                          -----------
 NORTH CAROLINA 8.9%
 Asheville Water System Revenue, FSA Insured, 5.25%,
     8/01/15 ...................................................................                  915,000     967,832
     8/01/17 ...................................................................                1,020,000   1,060,637
     8/01/19 ...................................................................                1,030,000   1,059,994
 Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 ......................                4,000,000   4,122,600
 North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series D, 6.00%, 1/01/09 .......................................                1,000,000   1,081,110
     Series D, 6.45%, 1/01/14 ..................................................                1,000,000   1,086,100
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
     Series B, 6.50%, 1/01/09 ..................................................                5,000,000   5,565,950
aWake County GO, Public Improvement, 4.50%, 3/01/14 ............................                6,400,000   6,435,840
                                                                                                          -----------
                                                                                                           21,380,063
                                                                                                          -----------
 OHIO 4.9%
 Allen County GO, AMBAC Insured, 4.75%, 12/01/17 ...............................                2,180,000   2,183,488
 Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
     5.25%, 7/01/08 ............................................................                  575,000     557,227
     5.40%, 7/01/10 ............................................................                  775,000     742,853
     5.50%, 7/01/11 ............................................................                  500,000     479,205
 Lake Ohio Local School District GO, 5.20%, 12/01/17 ...........................                2,565,000   2,676,398
 Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 ..........                1,360,000   1,445,340
 University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/14 ....                2,000,000   2,198,120
 Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ................................                1,275,000   1,501,313
                                                                                                          -----------
                                                                                                           11,783,944
                                                                                                          -----------
 OKLAHOMA 1.8%
 Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial
     Hospital Project, Refunding, 6.75%, 8/01/04 ...............................                  975,000     986,310
 Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage, MBIA Insured,
     5.60%, 3/01/10 ............................................................                1,635,000   1,797,960
     6.00%, 3/01/15 ............................................................                  700,000     767,634
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center,
     Refunding, 5.75%, 8/15/06 .................................................                  680,000     703,086
                                                                                                          -----------
                                                                                                            4,254,990
                                                                                                          -----------
 OREGON .6%
 Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
     Refunding, 6.00%, 11/01/06 ................................................                  500,000     500,155
 Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
     Refunding, 5.75%, 10/01/12 ................................................                1,000,000   1,015,180
                                                                                                          -----------
                                                                                                            1,515,335
                                                                                                          -----------
 PENNSYLVANIA 1.8%
 Cambria County Hospital Development Authority Revenue, Conemaugh Valley Memorial
     Hospital, Refunding and Improvement, Series B, Connie Lee Insured,
     Pre-Refunded, 5.90%, 7/01/03 ..............................................                  100,000     103,440
 Chartiers Valley Industrial and Commercial Development Authority Revenue, First
      Mortgage, Asbury Place Project, ETM, 6.25%, 2/01/06 ......................                  120,000     122,407
 Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
     5.40%, 7/01/07 ............................................................                1,135,000   1,097,749
 Delaware County IDA, PCR, Peco Energy Co. Project, Refunding, Series A,
     5.20%, 4/01/21 ............................................................                1,000,000   1,036,950
 Northeastern Hospital and Educational Authority College Revenue, Kings College
     Project, Refunding, Series B, 5.60%, 7/15/03 ..............................                  410,000     427,454
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
     6.50%, 1/01/10 ............................................................                1,440,000   1,466,078
                                                                                                          -----------
                                                                                                            4,254,078
                                                                                                          -----------
 SOUTH CAROLINA .4%
 Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
      AMBAC Insured, 5.25%, 1/01/10 ............................................                1,000,000   1,055,000
                                                                                                          -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                               PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                         AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 SOUTH DAKOTA .3%
 South Dakota HDA Revenue, Homeownership Mortgage, Series D, 6.05%, 5/01/04 ....               $  795,000 $   834,496
                                                                                                          -----------
 TENNESSEE .1%
bMetropolitan Government of Nashville and Davidson County IDBR, Osco Treatment
     Inc., Refunding and Improvement, 6.00%, 5/01/03 ...........................                  278,895     105,980
                                                                                                          -----------
 TEXAS 5.2%
 Abilene Higher Educational Facilities Revenue, Abilene Christian University,
     5.90%, 10/01/05 ...........................................................                  720,000     780,552
     Refunding, ETM, 5.90%, 10/01/05 ...........................................                   65,000      71,687
 Goose Creek Consolidated ISD, GO, 5.00%, 2/15/15 ..............................                1,000,000   1,009,500
 Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment,
     Series B, AMBAC Insured, 5.00%, 9/01/11 ...................................                6,000,000   6,401,460
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding,
     5.35%, 11/01/10 ...........................................................                2,500,000   2,538,250
 Travis County Health Facilities Development Corp. Revenue, Ascension Health
     Credit, Refunding, Series A, MBIA Insured, 6.25%,
11/15/17 .......................................................................                1,500,000   1,637,715
                                                                                                          -----------
                                                                                                           12,439,164
                                                                                                          -----------
 U.S. TERRITORIES 4.6%
 District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 ......................................                  200,000     213,970
     Series A, ETM, 5.875%, 6/01/05 ............................................                  500,000     548,080
 Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 ........                1,345,000   1,453,044
 Virgin Islands PFA, senior lien, Refunding, Series A, 5.30%, 10/01/11 .........                4,000,000   4,226,400
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
     4.875%, 7/01/06 ...........................................................                2,000,000   2,078,380
     5.00%, 7/01/09 ............................................................                2,400,000   2,461,944
                                                                                                          -----------
                                                                                                           10,981,818
                                                                                                          -----------
 UTAH .1%
 Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12                   340,000     354,239
                                                                                                          -----------
 VIRGINIA 1.2%
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04         2,800,000   2,962,372
                                                                                                          -----------
 WASHINGTON .7%
 Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ..                  600,000     638,562
 Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
     Refunding, Series A, AMBAC Insured, 5.70%, 7/01/09 ........................                1,000,000   1,081,580
                                                                                                          -----------
                                                                                                            1,720,142
                                                                                                          -----------
 WEST VIRGINIA .4%
 West Virginia Public Energy Authority Energy Revenue, Morgantown Association
     Project, Series A, 5.05%, 7/01/08 .........................................                  970,000   1,014,756
                                                                                                          -----------
 WISCONSIN .2%
 Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 .......................                  500,000     533,880
                                                                                                          -----------
 TOTAL BONDS                                                                                              227,088,420
                                                                                                          -----------
 ZERO COUPON BONDS .9%
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
     Refunding, Series A,1/15/17 ...............................................                3,000,000   2,080,045
                                                                                                          -----------
 TOTAL LONG TERM INVESTMENTS (COST $223,426,948)                                                          229,168,465
                                                                                                          -----------
cSHORT TERM INVESTMENTS 4.2%
 CALIFORNIA .2%
 California HFAR, MFH, Series D, Daily VRDN and Put, 1.15%, 2/01/31 ............                  500,000     500,000
                                                                                                          -----------
 FLORIDA 1.7%
 Sarasota County Revenue, Sarasota Family YMCA Project, Weekly VRDN and Put,
     1.15%, 10/01/21      700,000       700,000
 Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
     Refunding, AMBAC Insured, Daily VRDN and Put,
  1.15%, 12/01/15 ..............................................................                3,300,000   3,300,000
                                                                                                          -----------
                                                                                                            4,000,000
                                                                                                          -----------
 GEORGIA .7%
 Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put,
     1.25%, 11/01/41 ...........................................................                1,800,000   1,800,000
                                                                                                          -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
cSHORT TERM INVESTMENTS (CONT.)
 NEW YORK 1.3%
 Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN
     and Put, 1.20%, 5/01/33 ...................................................               $  800,000 $    800,000
 New York City GO,
     Series H, Sub Series H-3, Daily VRDN and Put, 1.25%, 8/01/23 ..............                  700,000      700,000
     Sub Series A-7, Daily VRDN and Put, 1.20%, 8/01/20 ........................                  200,000      200,000
 New York City Transitional Finance Authority Revenue, Future Tax Secured, Sub
     Series B-1, Daily VRDN and Put, 1.30%, 11/01/27 ...........................                1,500,000    1,500,000
                                                                                                          ------------
                                                                                                             3,200,000
                                                                                                          ------------
 U.S. TERRITORIES .3%
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
     Insured, Weekly VRDN and Put, .95%, 12/01/15 ..............................                  200,000      200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
     Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .....                  600,000      600,000
                                                                                                          ------------
 ...............................................................................                               800,000
                                                                                                          ------------
 TOTAL SHORT TERM INVESTMENTS (COST $10,300,000) ...............................                            10,300,000
                                                                                                          ------------
 TOTAL INVESTMENTS (COST $233,726,948) 99.7% ...................................                           239,468,465
 OTHER ASSETS, LESS LIABILITIES .3% ............................................                               688,631
                                                                                                          ------------
 NET ASSETS 100.0% .............................................................                          $240,157,096
                                                                                                          ============




See glossary of terms on page 137.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b See Note 6 regarding defaulted securities.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                                           YEAR ENDED FEBRUARY 28,
                                                                          ------------------------------------------------------
CLASS A                                                                        2002       2001       2000       1999D      1998
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................      $10.50     $10.41     $11.49     $11.68     $11.21
                                                                          ------------------------------------------------------
Income from investment operations:
 Net investment incomea ...............................................         .61        .62        .65        .66        .69
 Net realized and unrealized gains (losses) ...........................         .06        .09      (1.08)      (.18)       .47
                                                                          ------------------------------------------------------
Total from investment operations ......................................         .67        .71       (.43)       .48       1.16
                                                                          ------------------------------------------------------
Less distributions from:
 Net investment income ................................................        (.59)      (.62)      (.65)      (.65)      (.69)
 Net realized gains ...................................................          --         --         --c      (.02)        --
                                                                          ------------------------------------------------------
Total distributions ...................................................        (.59)      (.62)      (.65)      (.67)      (.69)
                                                                          ------------------------------------------------------
Net asset value, end of year ..........................................      $10.58     $10.50     $10.41     $11.49     $11.68
                                                                          ======================================================
Total returnb .........................................................       6.53%      6.99%    (3.81)%      4.21%     10.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $4,660,764 $4,709,402 $5,017,322 $5,988,204 $5,742,939
Ratios to average net assets:
 Expenses .............................................................        .62%       .62%       .61%       .62%       .61%
 Net investment income ................................................       5.78%      5.90%      5.92%      5.64%      5.98%
Portfolio turnover rate ...............................................      10.18%     11.08%     25.35%     18.55%     15.84%


CLASS B
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................      $10.54     $10.45     $11.52     $11.51
                                                                          ------------------------------------------
Income from investment operations:
 Net investment incomea ...............................................         .56        .56        .59        .11
 Net realized and unrealized gains (losses) ...........................         .07        .09      (1.07)        --
                                                                          ------------------------------------------
Total from investment operations ......................................         .63        .65       (.48)       .11
                                                                          ------------------------------------------
Less distributions from:
 Net investment income ................................................        (.53)      (.56)      (.59)      (.10)
 Net realized gains ...................................................          --         --         --c        --
                                                                          ------------------------------------------
Total distributions ...................................................        (.53)      (.56)      (.59)      (.10)
                                                                          ------------------------------------------
Net asset value, end of year ..........................................      $10.64     $10.54     $10.45     $11.52
                                                                          ==========================================
Total returnb .........................................................       6.10%      6.38%    (4.27)%       .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................    $175,655   $136,030    $92,099    $15,487
Ratios to average net assets:
 Expenses .............................................................       1.18%      1.18%      1.17%      1.18%e
 Net investment income ................................................       5.23%      5.33%      5.44%      5.06%e
Portfolio turnover rate ...............................................      10.18%     11.08%     25.35%     18.55%



a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c The fund made a capital gain distribution of $.003.

d For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.

e Annualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONT.)

                                                                                            YEAR ENDED FEBRUARY 28,
                                                                           ------------------------------------------------
CLASS C                                                                        2002     2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $10.58   $10.48    $11.56    $11.75    $11.26
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment incomea .................................................       .56      .56       .59       .60       .63
 Net realized and unrealized gains (losses) .............................       .06      .10     (1.08)     (.18)      .48
                                                                           ------------------------------------------------
Total from investment operations ........................................       .62      .66      (.49)      .42      1.11
                                                                           ------------------------------------------------
Less distributions from:
 Net investment income ..................................................      (.53)    (.56)     (.59)     (.59)     (.62)
 Net realized gains .....................................................        --       --        --c     (.02)       --
                                                                           ------------------------------------------------
Total distributions .....................................................      (.53)    (.56)     (.59)     (.61)     (.62)
                                                                           ------------------------------------------------
Net asset value, end of year ............................................    $10.67   $10.58    $10.48    $11.56    $11.75
                                                                           ================================================

Total returnb ...........................................................     5.98%    6.45%   (4.41)%     3.69%    10.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................  $504,900 $501,372  $540,932  $631,974  $423,264
Ratios to average net assets:
 Expenses ...............................................................     1.18%    1.18%     1.17%     1.18%     1.18%
 Net investment income ..................................................     5.23%    5.34%     5.35%     5.07%     5.38%
Portfolio turnover rate .................................................    10.18%   11.08%    25.35%    18.55%    15.84%






a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c The fund made a capital gain distribution of $.003.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 96.2%
 BONDS 89.1%
 ALABAMA .3%
 Marshall County Health Care Authority Hospital Revenue, Boaz-Albertville
     Medical Center, Refunding, 6.20%, 1/01/08 .................................            $  3,300,000  $ 3,357,585
 Oneonta Eastern Health Systems Special Care Facilities Financing Authority
     GO, 7.75%, 7/01/21 ........................................................              11,765,000   13,111,504
                                                                                                         ------------
                                                                                                           16,469,089
                                                                                                         ------------
 ALASKA .7%
 Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal Regional Power,
     5.70%, 1/01/12 ............................................................               3,000,000    2,798,550
     5.80%, 1/01/18 ............................................................               1,495,000    1,285,177
     5.875%, 1/01/32 ...........................................................               6,900,000    5,661,174
 Alaska Industrial Development and Export Authority Revenue, Revolving Fund,
     Refunding, Series A, 6.20%, 4/01/10 .......................................                 675,000      704,005
 Alaska State HFC Revenue,
     Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ........................               2,635,000    2,760,136
     Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ........................              22,000,000   22,697,840
     Series A, MBIA Insured, 5.85%, 12/01/15 ...................................               2,340,000    2,442,703
                                                                                                         ------------
                                                                                                           38,349,585
                                                                                                         ------------
 ARIZONA 6.7%
 Apache County IDA,
     IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 ..........              16,500,000   15,626,325
     PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 ..........              53,150,000   50,168,817
     PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 .........              33,800,000   31,809,518
 Arizona Health Facilities Authority Revenue,
     Bethesda Foundation Project, Series A, 6.375%, 8/15/15 ....................                 400,000      388,576
     Bethesda Foundation Project, Series A, 6.40%, 8/15/27 .....................               4,000,000    3,784,360
     Catholic Healthcare West, Series A, 6.625%, 7/01/20 .......................               4,340,000    4,506,569
 Coconino County PCR, Tucson Electric Power Navajo, Refunding,
     Series A, 7.125%, 10/01/32 ................................................              21,125,000   21,986,478
     Series B, 7.00%, 10/01/32 .................................................               9,500,000    9,889,215
 Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ......................               4,000,000    1,280,000
 Maricopa County IDA, Health Facilities Revenue, Catholic Healthcare West Project,
     Refunding, Series A, 5.00%, 7/01/16 .......................................               6,500,000    5,926,375
 Maricopa County Pollution Control Corp. PCR,
     El Paso Electric, Series A, 6.375%, 7/01/14 ...............................              32,000,000   32,816,960
     Public Service Co. of Colorado, Palo Verde, Refunding, Series A, 6.375%, 8/15/23          8,500,000    8,666,175
     Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 ......               9,800,000    9,740,612
 Pima County IDAR, Tucson Electric Power Co. Project,
     Series A, 6.10%, 9/01/25 ..................................................               3,990,000    3,916,744
     Series B, 6.00%, 9/01/29 ..................................................              94,690,000   93,434,411
     Series C, 6.00%, 9/01/29 ..................................................              53,500,000   52,790,590
 Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 ...................               9,375,000    9,780,094
 Salt River Project Agricultural Improvement and Power District Electric System
     Revenue, Series A, 6.00%, 1/01/31 .........................................               3,180,000    3,189,063
                                                                                                         ------------
                                                                                                          359,700,882
                                                                                                         ------------
 ARKANSAS .3%
 Arkansas State Development Finance Authority, Tobacco Settlement Revenue,
     Biosciences Institute College, 5.125%, 12/01/28 ...........................               1,250,000    1,224,063
 Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 .               2,400,000    2,626,752
 Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%, 11/01/26 10,000,000    9,563,000
 Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21      5,000,000    5,092,250
                                                                                                         ------------
                                                                                                           18,506,065
                                                                                                         ------------
 CALIFORNIA 7.8%
 ABAG 1915 Act Revenue, Windemere Ranch AD 1, 7.45%, 9/02/30 ...................              38,610,000   41,181,812
 Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien,
     Series A, Pre-Refunded, 7.50%, 9/01/28 ....................................              21,330,000   27,078,862
 Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23           12,350,000   13,297,863
aArroyo Grande Hospital System COP, Vista Hospital Systems,
     Refunding, Series A, 7.315%, 7/01/20 ......................................              22,515,000    8,330,550
     Series A, 7.70%, 7/01/06 ..................................................               2,500,000      925,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 CALIFORNIA (CONT.)
 Avenal PFAR, Refunding,
     7.00%, 9/02/10 ............................................................             $ 1,345,000  $  1,428,525
     7.25%, 9/02/27 ............................................................               3,665,000     3,865,915
 Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23           2,850,000     3,002,618
 Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23               4,525,000     5,437,104
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
     6.20%, 9/02/06 ............................................................                 265,000       275,049
     6.30%, 9/02/07 ............................................................                 285,000       295,217
     6.40%, 9/02/08 ............................................................                 300,000       310,827
     6.50%, 9/02/09 ............................................................                 320,000       331,414
     6.60%, 9/02/10 ............................................................                 340,000       352,087
     6.70%, 9/02/11 ............................................................                 360,000       372,708
     6.80%, 9/02/12 ............................................................                 245,000       253,653
 Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ................               6,000,000     6,047,400
 California Educational Facilities Authority Revenue, Pooled College and University
     Financing, Series B, 6.125%, 6/01/09 ......................................               3,000,000     3,153,840
 California PCFA, Solid Waste Disposal Revenue, Keller Canyon Landfill Co.
     Project, 6.875%, 11/01/27 .................................................               5,480,000     5,411,062
 California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13            715,000       757,686
 California State GO, Refunding, 5.125%, 6/01/31 ...............................              25,000,000    24,680,750
 California Statewide CDA Revenue,
     Eskaton Village Grass Valley, 8.25%, 11/15/31 .............................               3,500,000     3,741,185
     Monterey Institute International, 7.75%, 7/01/31 ..........................              15,370,000    15,692,463
 Capistrano USD, CFD,
     Special Tax No. 9, Pre-Refunded, 6.60%, 9/01/05 ...........................                 285,000       311,762
     Special Tax No. 9, Pre-Refunded, 6.70%, 9/01/06 ...........................                 280,000       306,704
     Special Tax No. 9, Pre-Refunded, 6.80%, 9/01/07 ...........................                 325,000       356,470
     Special Tax No. 9, Pre-Refunded, 6.90%, 9/01/08 ...........................                 260,000       285,353
     Special Tax No. 90-2 Talega, 5.875%, 9/01/31 ..............................               3,500,000     3,502,485
     Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ........................               1,000,000     1,099,770
 Chula Vista CFD, Special Tax No. 99-1, Otay Ranch Special Assessment 1, 6.10%, 9/01/31        4,890,000     4,901,198
 Corona COP,
     Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ...................               5,555,000     6,546,401
     Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ..........               8,820,000    12,267,385
   a Vista Hospital System, Refunding, Series B, 7.70%, 7/01/06 ................              11,100,000     4,107,000
   a Vista Hospital System, Refunding, Series B, 7.20%, 7/01/20 ................              10,885,000     4,027,450
 Emeryville RDA, MFHR, Emery Bay Apartments II,
     Refunding, Series A, 5.85%, 10/01/28 ......................................              14,530,000    13,549,661
     sub. lien, Refunding, Series B, 6.35%, 10/01/28 ...........................               3,425,000     3,285,089
     sub. lien, Refunding, Series C, 7.875%, 10/01/28 ..........................               2,035,000     1,930,136
 Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A,
     Pre-Refunded, 6.50%, 1/01/32 ..............................................              37,675,000    43,717,317
 Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded,
     7.75%, 9/01/25 ............................................................               4,485,000     5,279,383
 Hesperia PFAR, Series B, 7.375%, 10/01/23 .....................................               6,365,000     6,578,864
 Lake Elsinore 1915 Act, AD No. 93-1,
     Limited Obligation, Refunding, 7.00%, 9/02/30 .............................               8,670,000     9,076,536
     Special Assessment, Series A, Pre-Refunded, 7.90%, 9/02/24 ................               6,000,000     6,373,860
 Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 .............................               3,065,000     3,083,543
 Los Angeles MFR, Refunding,
     Series J-1A, 7.125%, 1/01/24 ..............................................                  10,000        10,087
     Series J-1B, 7.125%, 1/01/24 ..............................................                 675,000       687,056
     Series J-1C, 7.125%, 1/01/24 ..............................................               1,435,000     1,467,058
     Series J-2A, 8.50%, 1/01/24 ...............................................                 490,000       498,541
     Series J-2B, 8.50%, 1/01/24 ...............................................               3,190,000     3,263,625
     Series J-2C, 8.50%, 1/01/24 ...............................................               6,755,000     6,922,997
 Los Angeles Regional Airports Improvement Corp. Lease Revenue,
     Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ...              22,500,000    19,945,350
     United Airlines, International Airport, Refunding, 6.875%, 11/15/12 .......               9,500,000     6,365,475
 Murrieta CFD, 1915 Act, No. 2000-1, Special Tax, 6.375%, 9/01/30 ..............               4,000,000     4,014,480

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 CALIFORNIA (CONT.)
 Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 .............             $ 2,235,000  $  2,447,504
 Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 .               2,676,000     2,697,488
aPalmdale Special Tax CFD, No. 93-1, Ritter Ranch Project, Series A, 8.50%, 9/01/24           23,500,000    11,750,000
 Perris PFA, Local Agency Revenue, Series B,
     7.125%, 8/15/15 ...........................................................               2,035,000     2,103,783
     7.25%, 8/15/23 ............................................................               4,095,000     4,242,092
 Poway USD, Special Tax GO, CFD No. 10, Area A, 6.10%, 9/01/31 .................               3,000,000     3,021,690
 Riverside County COP, Airforce Village Project West Inc., Series A, Pre-Refunded, 8.125%,
     6/15/07 ...................................................................               7,160,000     7,437,450
     6/15/12 ...................................................................               5,290,000     5,494,988
 San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding, Series A,
     6.50%, 9/02/04 ............................................................                 815,000       831,699
     7.00%, 9/02/17 ............................................................               2,390,000     2,421,070
 San Francisco Downtown Parking Corp. Parking Revenue,
     6.55%, 4/01/12 ............................................................               1,800,000     1,899,774
     6.65%, 4/01/18 ............................................................               2,150,000     2,260,854
 San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured,
     6.00%, 7/01/31 ............................................................               8,920,000     9,859,276
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
     5.00%, 1/01/33 ............................................................               5,930,000     5,283,037
 San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ................               1,445,000     1,449,971
aSan Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 ...............              22,000,000     8,140,000
 San Ramon 1915 Act, Special Assessment, Fostoria Parkway Reassessment District No. 9,
     6.30%, 9/02/03 ............................................................                  50,000        52,224
     6.80%, 9/02/15 ............................................................                 680,000       705,908
 South San Francisco RDA Tax Allocation, Gateway Redevelopment Project, Pre-Refunded,
     7.60%, 9/01/18 ............................................................               2,000,000     2,101,960
                                                                                                         -------------
                                                                                                           414,185,394
                                                                                                         -------------
 COLORADO 1.7%
 Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 .....................               3,000,000     3,096,180
 Colorado Health Facilities Authority Revenue,
     Rocky Mountain Adventist Health Center, Refunding, 6.25%, 2/01/04 .........                 900,000       949,464
     Rocky Mountain Adventist Health Center, Refunding, ETM, 6.25%, 2/01/04 ....                 100,000       107,379
     Volunteers of America Care Facilities, Refunding and Improvement,
          Series A, 5.45%, 7/01/08 .............................................               1,135,000     1,084,640
     Volunteers of America Care Facilities, Refunding and Improvement,
          Series A, 5.75%, 7/01/20 .............................................               3,000,000     2,571,660
     Volunteers of America Care Facilities, Refunding and Improvement,
          Series A, 5.875%, 7/01/28 ............................................               4,290,000     3,596,307
 Denver City and County Airport Revenue, Series D, 7.75%, 11/15/13 .............                 500,000       615,080
 Denver City and County Special Facilities Airport Revenue, United Airlines Inc.
     Project, Series A, 6.875%, 10/01/32 .......................................              11,760,000     6,880,306
 Eagle County Air Terminal Corp. Revenue, Series A,
     7.00%, 5/01/21 ............................................................               1,150,000     1,049,571
     7.25%, 5/01/31 ............................................................               1,705,000     1,533,682
 Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 .................               2,105,000     2,122,514
 Eagle County Sports and Housing Facilities Revenue, Vail Associate Project,
     Refunding, 6.95%, 8/01/19 .................................................              41,200,000    40,990,704
 Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ..............               2,935,000     3,189,993
 McKay Landing Metropolitan District No. 2 GO, Ltd. Tax, 7.50%, 12/01/19 .......               3,860,000     4,132,902
 Saddle Rock South Metropolitan District No. 2 GO, Ltd. Mill Levy Obligation,
     7.20%, 12/01/19 ...........................................................                 915,000       974,191
 Saddle Rock South Metropolitan District No. 3 GO, Ltd. Mill Levy Obligation,
     7.35%, 12/01/19 ...........................................................               3,655,000     3,875,725
 University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/31 ..               9,000,000     9,012,510
bVillages Castle Rock Metropolitan District No. 4, Revenue, Refunding, 8.50%, 6/01/31          3,000,000     2,494,770
                                                                                                         -------------
                                                                                                            88,277,578
                                                                                                         -------------
 CONNECTICUT 2.0%
 Connecticut State Development Authority PCR,
     Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ..........              56,325,000    57,614,843
     Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ...              12,500,000    12,706,250
 Connecticut State Development Authority Water Facility Revenue, Bridgeport
     Hydraulic Co. Project, 6.15%, 4/01/35 .....................................               3,000,000     3,132,060
 Connecticut State Health and Educational Facilities Authority Revenue,
     Sacred Heart University, Series C, 6.50%, 7/01/16 .........................                 420,000       441,903
     Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ...........               1,580,000     1,823,320




100
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 CONNECTICUT (CONT.)
 Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
     St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ..................             $ 5,650,000 $   5,008,951
     Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 .............               2,000,000     2,016,280
 Connecticut State HFAR, Housing Mortgage Finance Program,
     Series C-1, 6.30%, 11/15/17 ...............................................              19,995,000    21,267,482
     Sub Series F-1, 6.00%, 5/15/17 ............................................               3,500,000     3,692,990
                                                                                                         -------------
                                                                                                           107,704,079
                                                                                                         -------------
 FLORIDA 10.6%
 Beacon Tradeport CDD, Special Assessment,
     Commercial Project, Series A, 5.80%, 5/01/04 ..............................               4,350,000     4,385,583
     Commercial Project, Series A, 6.00%, 5/01/16 ..............................              27,760,000    27,881,589
     Commercial Project, Series A, 6.20%, 5/01/22 ..............................              23,590,000    23,617,364
     Industrial Project, Series B, 6.125%, 5/01/17 .............................              15,305,000    14,998,900
     Industrial Project, Series B, 6.375%, 5/01/22 .............................               8,835,000     8,835,000
 Brighton Lakes CDD, GO, Special Assessment, Series B,
     7.375%, 5/01/07                                                                           9,455,000     9,645,802
     7.625%, 5/01/31 ...........................................................               3,360,000     3,577,627
 Brooks of Bonita Springs CDD, Capital Improvement Revenue,
     6.85%, 5/01/31 ............................................................               1,555,000     1,587,873
     Series A, 6.20%, 5/01/19 ..................................................               9,545,000     9,573,062
 Brooks of Bonita Springs II CDD, Capital Improvement Revenue,
     Series A, 7.00%, 5/01/31 ..................................................              12,955,000    13,541,732
     Series B, 6.60%, 5/01/07 ..................................................               8,525,000     8,843,494
 Capital Region CDD, Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ...               2,485,000     2,543,074
 Capron Trails CDD, 9.50%, 12/01/10 ............................................               5,795,000     5,885,634
 Cedar Hammock CDD, Capital Improvement Revenue, 6.375%, 11/01/04 ..............              17,715,000    18,070,009
 Championsgate CDD, Capital Improvement Revenue,
     Series A, 6.25%, 5/01/20 ..................................................               2,835,000     2,701,840
     Series B, 5.70%, 5/01/05 ..................................................               1,415,000     1,414,873
 Falcon Trace CDD, Special Assessment, 6.00%, 5/01/20 ..........................               3,695,000     3,630,559
 Fleming Plantation CDD, Special Assessment, Series B, 7.375%, 5/01/31 .........              10,000,000    10,849,700
 Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
     Series D, 6.00%, 6/01/23 ..................................................               5,000,000     5,727,750
 Gateway Services District Water Management Benefit Tax Revenue, Second Assessment
     Area, Phase One, 8.00%, 5/01/20 ...........................................               3,950,000     4,185,499
 Groves CDD, Special Assessment Revenue,
     Series A, 7.75%, 5/01/32 ..................................................               1,825,000     1,887,488
     Series B, 7.625%, 5/01/08 .................................................              12,900,000    13,154,130
 Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
     10/01/24 ..................................................................               4,700,000     4,984,632
     10/01/29 ..................................................................               1,400,000     1,479,296
 Heritage Harbor CDD, Special Assessment Revenue,
     Series A, 6.70%, 5/01/19 ..................................................               1,790,000     1,812,232
     Series B, 6.00%, 5/01/03 ..................................................               1,525,000     1,533,647
 Heritage Palms CDD, Capital Improvement Revenue, 6.25%, 11/01/04 ..............               4,600,000     4,685,008
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
     Refunding, 5.25%, 11/15/28 ................................................               4,750,000     4,458,255
 Indian Trace CDD, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
     5/01/05 ...................................................................               5,510,000     5,887,655
     5/01/11 ...................................................................              12,760,000    14,095,462
 Indian Trail ID GO, Water Control and Improvement, Unit Development 18,
     6.875%, 8/01/10 ...........................................................               1,085,000     1,133,782
     7.00%, 8/01/20 ............................................................               2,445,000     2,534,878
     7.25%, 8/01/31 ............................................................               5,725,000     5,945,584
 Indigo CDD, Capital Improvement Revenue,
     Refunding, Series A, 7.00%, 5/01/31 .......................................                 980,000     1,005,411
     Series C, 7.00%, 5/01/30 ..................................................               5,200,000     5,334,836
 Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 .............................               2,000,000     2,044,080

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                            PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 FLORIDA (CONT.)
 Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home,
     Refunding, Series A, 6.75%, 1/01/19 .......................................            $ 15,345,000 $  14,981,937
 Lakeside Plantation CDD, Capital Improvement Revenue, 7.00%, 5/01/07 ..........               6,000,000     6,126,300
 Lakewood Ranch CDD, Special Assessment Revenue, 6.00%, 5/01/08 ................               5,185,000     5,256,294
 Lakewood Ranch CDD 2, Benefit Special Assessment,
     6.25%, 5/01/18 ............................................................               3,215,000     3,214,679
     Series A, 8.125%, 5/01/17 .................................................               4,085,000     4,365,068
     Series B, 8.125%, 5/01/17 .................................................                 265,000       283,168
 Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 .............               5,345,000     5,646,405
 Marion County IDAR, Little Sumter Utility Co. Project, 7.15%, 10/01/30 ........               4,250,000     4,329,220
 Meadow Pointe II CDD, Capital Improvement Revenue, Series A, 5.25%, 8/01/03 ...                  40,000        40,046
 Mediterra North CDD, Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ....               9,000,000     9,112,050
 Mediterra South CDD, Capital Improvement Revenue,
     6.85%, 5/01/31 ............................................................               2,790,000     2,848,981
     Series B, 6.25%, 5/01/04 ..................................................                 850,000       863,957
     Series B, 6.95%, 5/01/31 ..................................................               7,840,000     8,145,054
 Miami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, 6.05%, 3/01/35      5,000,000     2,401,850
 Mount Dora Country Club CDD, Special Assessment Revenue,
     7.125%, 5/01/05 ...........................................................               1,630,000     1,677,629
     7.75%, 5/01/13 ............................................................               1,160,000     1,198,930
 North Springs ID,
     Special Assessment, Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24              1,865,000     2,103,776
     Special Assessment, Water Management, Series B, 8.30%, 5/01/24 ............               1,635,000     1,713,251
     Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19              1,175,000     1,222,364
     Special Assessment Revenue, Parkland Isles Project, Series B, 6.25%, 5/01/05                215,000       219,220
 Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit Development No. 43,
     6.10%, 8/01/21 ............................................................               3,000,000     3,020,460
     6.125%, 8/01/31 ...........................................................                 800,000       791,872
 Northwood CDD, Special Assessment Revenue,
     6.40%, 5/01/02 ............................................................               1,380,000     1,381,283
     Series B, 7.60%, 5/01/17 ..................................................               1,440,000     1,472,890
 Oaksted CDD, Capital Improvement, Series A, 7.20%, 5/01/32 ....................               3,500,000     3,637,305
 Palm Beach County HFAR, Abbey Del Ray South Project, Refunding, 8.25%, 10/01/15               6,000,000     6,205,200
 Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ......               3,000,000     3,019,200
 Parkway Center CDD, Special Assessment,
     Series A, 8.25%, 5/01/31 ..................................................               2,500,000     2,261,725
     Series B, 8.00%, 5/01/10 ..................................................               2,700,000     2,304,180
 Pelican Marsh CDD, Special Assessment Revenue,
     Series A, 7.10%, 5/01/20 ..................................................               4,030,000     4,232,306
     Series A, 7.20%, 5/01/31 ..................................................               6,470,000     6,793,241
     Series A, ETM, 8.25%, 5/01/02 .............................................                 270,000       272,897
     Series A, ETM, 8.25%, 5/01/03 .............................................                 295,000       317,078
     Series A, ETM, 8.25%, 5/01/04 .............................................                 315,000       354,892
     Series A, Pre-Refunded, 8.25%, 5/01/16 ....................................               6,590,000     7,550,295
     Series B, 6.90%, 5/01/11 ..................................................              14,520,000    15,243,096
     Series C, 7.00%, 5/01/19 ..................................................              12,690,000    13,193,920
     Series D, 6.95%, 5/01/19 ..................................................               5,125,000     5,299,045
 Piney-Z CDD, Capital Improvement Revenue,
     Series A, 7.25%, 5/01/19 ..................................................                 895,000       910,824
     Series B, 6.50%, 5/01/02 ..................................................               3,120,000     3,121,498
 Poinciana CDD, Special Assessment, Series A, 7.125%, 5/01/31 ..................              11,000,000    11,456,830
 Reserve CDD,
     Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ........               3,720,000     3,856,412
     Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22             4,305,000     4,380,036
 Reserve CDD No. 2, Capital Improvement Revenue, 7.125%, 5/01/30 ...............               4,635,000     4,792,775
 River Place St. Lucie CDD, Special Assessment Revenue,
     Series A, 7.625%, 5/01/21 .................................................               1,280,000     1,310,694
     Series A, 7.625%, 5/01/30 .................................................               1,590,000     1,628,128
     Series B, 7.25%, 5/01/10 ..................................................               8,180,000     8,360,369

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                             PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 FLORIDA (CONT.)
 Riverwood Community Development Revenue, Special AD, Series A,
     6.75%, 5/01/04 ............................................................             $ 2,105,000 $   2,151,247
     7.75%, 5/01/14 ............................................................               1,125,000     1,199,284
 Sampson Creek CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 .......               3,000,000     3,089,610
 St. John's County IDA, Health Care Revenue, Glenmoor St. John's Project,
     Series A, 8.00%, 1/01/17 ..................................................              10,375,000    10,751,198
 St. Lucie West Services District Capital Improvement Revenue,
     Cascades Project, 6.10%, 5/01/18 ..........................................               2,480,000     2,467,178
     Lake Charles Project, 6.375%, 8/01/02 .....................................               1,025,000     1,024,313
     Lakeforest Project, 6.25%, 10/01/04 .......................................               5,265,000     5,335,604
     Tortoise Cay Project, 6.50%, 10/01/05 .....................................               2,685,000     2,730,027
 St. Lucie West Services District Revenue, Port St. Lucie, Pre-Refunded, 7.875%, 5/01/20      18,610,000    20,858,460
 St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, .
     Water Management Benefit, Refunding, Series B, 6.00%, 5/01/09 .............               1,205,000     1,235,137
     6.25%, 5/01/25 ............................................................               5,080,000     5,111,140
 St. Lucie West Services District Water Management Benefit Tax Revenue,
     Pre-Refunded, 7.70%, 5/01/25 ..............................................               4,750,000     5,382,035
 Stoneybrook West Community Development Special Assessment, Series A, 7.00%, 5/01/32           3,150,000     3,257,037
 Sumter County IDAR, Little Sumter Utility Co. Project,
     6.75%, 10/01/27 ...........................................................               2,845,000     2,790,518
     7.25%, 10/01/27 ...........................................................               4,135,000     4,176,970
 Tampa Revenue, Aquarium Inc. Project, Pre-Refunded, 7.55%, 5/01/12 ............               8,000,000     8,236,240
 Tara CDD No. 1, Capital Improvement Revenue, Series A, 7.15%, 5/01/31 .........               1,460,000     1,554,141
 Village CDD No. 1, Capital Improvement Revenue,
     8.40%, 5/01/12 ............................................................                 360,000       368,327
     8.00%, 5/01/15 ............................................................               1,825,000     1,865,716
 Village CDD No. 4, Special Assessment Revenue, 7.20%, 5/01/31 .................              10,000,000    10,536,100
 Village Center CDD, Recreational Revenue,
     Sub Series B, 6.30%, 1/01/07 ..............................................               1,590,000     1,608,889
     Sub Series B, 6.25%, 1/01/13 ..............................................               7,665,000     7,820,293
     Sub Series B, 8.25%, 1/01/17 ..............................................               2,430,000     2,592,251
     Sub Series C, 7.375%, 1/01/19 .............................................               2,550,000     2,614,184
 Vista Lake CDD, Capital Improvement Revenue, Series A, 7.20%, 5/01/32 .........               3,000,000     3,128,130
 Waterchase CDD, Capital Improvement Revenue, Series A, 6.70%, 5/01/32 .........               3,000,000     3,037,080
 Waterlefe CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ..........               1,250,000     1,279,075
 Westchase East CDD, Capital Improvement Revenue, 7.10%, 5/01/21 ...............               1,600,000     1,672,000
                                                                                                         -------------
                                                                                                           564,264,154
                                                                                                         -------------
 GEORGIA .3%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28   1,470,000     1,268,287
 Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia
     Baptist Health Care System Project,
     6.25%, 10/01/18 ...........................................................               6,000,000     5,819,280
     6.375%, 10/01/28 ..........................................................               8,000,000     7,669,200
                                                                                                         -------------
                                                                                                            14,756,767
                                                                                                         -------------
 HAWAII .1%
 Hawaii State Department of Transportation Special Facilities Revenue, Continental
     Airlines Inc. Project, Refunding, 7.00%, 6/01/20 ..........................               4,350,000     3,681,971
                                                                                                         -------------
 IDAHO .3%
 Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ......              17,500,000    16,549,575
                                                                                                         -------------
 ILLINOIS 2.7%
 Bolingbrook Special Service Area No. 2, Special Tax, GO, Bloomfield West Project,
     Series A, 7.00%, 3/01/31 ..................................................               5,000,000     5,015,100
 Bolingbrook Special Service Area No. 3, Special Tax, Lakewood Ridge Project, 7.05%, 3/01/31   5,905,000     5,913,858
 Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23      11,000,000    11,682,770
 Cary Special Tax,
     Special Service Area No. 1 Cambridge, Series A, 7.625%, 3/01/30 ...........               4,000,000     4,246,840
     Special Service Area No. 2 Foxford Hill, 7.50%, 3/01/30 ...................               5,500,000     5,647,510
 Chicago O'Hare International Airport Special Facilities Revenue, American .....
     Airlines Inc. Project, 8.20%, 12/01/24 ....................................               7,830,000     7,709,575
 Gilberts Special Service Area No. 9, Special Tax, Big Timber Project, 7.75%, 3/01/27          6,000,000     6,084,000
 Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
     Sunbelt Obligation, 5.65%, 11/15/24 .......................................               8,500,000     8,214,655
 Illinois Development Finance Authority PCR, Commonwealth Edison Co. Project,
     Refunding, Series 1991, 7.25%, 6/01/11 ....................................               7,000,000     7,160,720

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ILLINOIS (CONT.)
 Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
     ETM, 7.125%, 5/15/11 ......................................................             $ 2,330,000  $  2,399,248
     Pre-Refunded, 7.25%, 5/15/22 ..............................................               7,000,000     8,752,520
 Illinois Health Facilities Authority Revenue,
     Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%, 11/15/25 .               6,500,000     7,359,690
     Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20            9,000,000     9,905,850
     Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 ............               1,890,000     1,948,514
     Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 .....               3,370,000     3,573,683
     St. Elizabeth's Hospital, 6.25%, 7/01/16 ..................................               1,215,000     1,261,024
     St. Elizabeth's Hospital, 6.375%, 7/01/26 .................................               6,695,000     6,874,292
     Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ............               8,595,000     7,515,812
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
     McCormick Place Convention Center,
     ETM, 7.00%, 7/01/26 .......................................................               7,500,000     9,653,250
     Pre-Refunded, 6.25%, 7/01/17 ..............................................              11,000,000    12,607,760
 Montgomery Special Assessment, Improvement, Lakewood Creek Project, 7.75%, 3/01/30            5,000,000     5,118,650
aRobbins Resource Recovery Revenue, Restructuring Project,
     Series A, 8.375%, 10/15/16 ................................................              72,728,515     1,090,928
     Series B, 8.375%, 10/15/16 ................................................              28,458,984       426,885
 Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29                2,425,000     2,257,142
                                                                                                         -------------
                                                                                                           142,420,276
                                                                                                         -------------
 INDIANA 1.4%
 Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 .........               5,000,000     5,207,200
 Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
     8/15/19 ...................................................................               3,000,000     2,601,030
     8/15/28 ...................................................................               5,000,000     4,147,900
 Indiana Health Facility Financing Authority Hospital Revenue,
     Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/31 .........              56,500,000    55,069,420
     Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 .......               1,500,000     1,363,890
 Indiana State Development Finance Authority Environmental Revenue, USX Corp.
     Project, Refunding, 5.60%, 12/01/32 .......................................               8,200,000     7,632,970
                                                                                                         -------------
                                                                                                            76,022,410
                                                                                                         -------------
 IOWA .4%
 Tobacco Settlement Revenue Management Authority, Tobacco Settlement Revenue,
     Asset Backed, Series B, 5.60%, 6/01/35 ....................................              25,250,000    23,458,513
                                                                                                         -------------
 KANSAS .1%
 Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 .....               5,730,000     6,023,720
                                                                                                         -------------
 KENTUCKY .6%
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
     Series A, 7.50%, 2/01/20 ..................................................              11,230,000    11,141,508
     Series B, 7.25%, 2/01/22 ..................................................               3,595,000     3,546,288
 Kentucky Economic Development Finance Authority Hospital System Revenue,
     Appalachian Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22  6,835,000     5,409,356
 Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ..                 575,000       594,861
 Russell Health System Revenue, Pre-Refunded, 8.10%, 7/01/15 ...................               7,500,000     9,003,356
                                                                                                         -------------
                                                                                                            29,695,369
                                                                                                         -------------
 LOUISIANA 1.8%
 Beauregard Parish Revenue, Boise Cascade Corporate Project, Refunding, 6.80%,
 2/01/27 13,990,000 14,021,617 Calcasieu Parish Public Trust Authority Mortgage
 Revenue, Refunding, Series A, 7.75%, 6/01/12 595,000 608,167 Lake Charles
 Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
 Refunding, 7.75%, 8/15/22 .....................................................              35,000,000    36,771,350
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13        4,850,000     4,957,816
 Tobacco Settlement Financing Corp. Revenue, Series 2001B, 5.875%, 5/15/39 .....              11,500,000    11,285,755
 West Feliciana Parish PCR,
     Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 ..........              20,750,000    21,030,333
     Series A, 7.50%, 5/01/15 ..................................................               8,740,000     9,025,011
                                                                                                         -------------
                                                                                                            97,700,049
                                                                                                         -------------




104
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                             PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MAINE .6%
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ..........             $ 4,800,000  $  4,864,752
 Skowhegan PCR, S.D. Warren Co.,
     Series A, 6.65%, 10/15/15 .................................................              24,570,000    24,654,767
     Series B, 6.65%, 10/15/15 .................................................               4,940,000     4,957,043
                                                                                                         -------------
                                                                                                            34,476,562
                                                                                                         -------------
 MARYLAND .9%
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and Improvement, Series B,
     8.50%, 9/01/03 ............................................................               1,520,000     1,604,360
     8.50%, 9/01/07 ............................................................               5,340,000     6,194,186
     Pre-Refunded, 8.50%, 9/01/22 ..............................................               3,385,000     3,570,667
 Maryland State CDA, Department of Housing and Community Development Revenue,
     Series A, 5.875%, 7/01/16 .................................................               3,535,000     3,726,279
 Maryland State EDC Revenue, Chesapeake Bay,
     senior lien, Series B, 7.50%, 12/01/14 ....................................               1,915,000     1,908,470
     senior lien, Series B, 7.625%, 12/01/22 ...................................               6,740,000     6,711,018
     Series B, 7.75%, 12/01/31 .................................................              16,160,000    16,082,594
 Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B, 8.50%,
     9/01/03 ...................................................................               1,610,000     1,696,972
     9/01/07 ...................................................................               6,975,000     8,054,660
                                                                                                         -------------
                                                                                                            49,549,206
                                                                                                         -------------
 MASSACHUSETTS .7%
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
     Series A, 7.00%, 3/01/21 ..................................................               2,000,000     2,511,920
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
     Series A, 6.75%, 7/01/11 ..................................................               4,435,000     4,599,938
     Series B, 6.75%, 7/01/17 ..................................................               3,170,000     3,288,938
 Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste Management Inc. Project, Series B,
  6.90%, 12/01/29 ..............................................................               3,000,000     3,287,220
 Massachusetts State Development Finance Agency Revenue,
     Berkshire Retirement Project, First Mortgage, 5.60%, 7/01/19 ..............               1,030,000       894,813
     Berkshire Retirement Project, First Mortgage, 5.625%, 7/01/29 .............               1,620,000     1,329,955
     Loomis Community Project, First Mortgage, Refunding, Series A, 5.75%, 7/01/23             3,500,000     3,199,035
     Loomis Community Project, First Mortgage, Series A, 5.625%, 7/01/15 .......               1,850,000     1,730,435
 Massachusetts State Health and Educational Facilities Authority Revenue, Saint Memorial Medical Center, Refunding, Series A,
     5.75%, 10/01/06 ...........................................................               3,250,000     3,160,950
     6.00%, 10/01/23 ...........................................................               6,235,000     5,577,519
aMassachusetts State Industrial Finance Agency Solid Waste Disposal Revenue, Massachusetts Paper Co. Project, senior lien,
   8.50%, 11/01/12 .............................................................              39,820,661     5,973,099
                                                                                                         -------------
                                                                                                            35,553,822
                                                                                                         -------------
 MICHIGAN 4.0%
 Cadillac Local Development Finance Authority Tax Increment Revenue, Refunding,
     8.50%, 3/01/10 ............................................................               4,765,000      5,180,079
 Detroit GO,
     Refunding, Series B, 6.375%, 4/01/07 ......................................               7,535,000     8,189,189
     Refunding, Series B, 6.25%, 4/01/08 .......................................               3,000,000     3,235,140
     Series A, Pre-Refunded, 6.80%, 4/01/15 ....................................               5,160,000     5,831,987
 Dickinson County Memorial Hospital System Revenue, Pre-Refunded, 8.125%, 11/01/24             4,250,000     4,951,930
 Garden City Hospital Financing Authority Hospital Revenue, Refunding,
     5.625%, 9/01/10 ...........................................................               2,000,000     1,639,300
     5.75%, 9/01/17 ............................................................               1,000,000       720,040
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A, MBIA Insured, Pre-Refunded,
   6.125%, 1/15/21 .............................................................              11,770,000    13,292,450
 Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23             18,000,000    19,151,100
     Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13              7,500,000     7,215,450
     Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18             30,205,000    28,940,619
     Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23                500,000       420,740
     Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 .........                 500,000       406,890



                                                                             105
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MICHIGAN (CONT.)
 Michigan State Hospital Finance Authority Revenue, (cont.)
     Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/28 .........             $ 7,000,000 $   5,547,430
     Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ....................               1,000,000       985,020
     Memorial Healthcare Center, Refunding, 5.875%, 11/15/21 ...................               1,000,000       964,320
     Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 .......               7,310,000     7,899,698
     Sinai Hospital, Refunding, 6.625%, 1/01/16 ................................               2,990,000     2,948,469
     Sinai Hospital, Refunding, 6.70%, 1/01/26 .................................               7,250,000     7,055,918
 Michigan State Strategic Fund Limited Obligation Revenue,
     Detroit Edison Co. Pollution Control Project, Refunding, Series C, 5.45%, 9/01/29        29,000,000    28,795,550
     Detroit Edison Co. Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25  7,825,000     8,608,674
 Midland County EDR, Refunding,
     Series A, 6.875%, 7/23/09 .................................................              35,000,000    36,675,450
     Series B, 6.75%, 7/23/09 ..................................................               4,000,000     4,196,960
 Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
     Refunding, Series A, ETM, 5.60%, 2/15/13 ..................................               2,025,000     2,196,457
 Wayne County Downriver Systems Sewer Disposal Revenue, Series A, Pre-Refunded,
     7.00%, 11/01/13 ...........................................................               1,900,000     1,988,350
 Wayne County GO,
     IDA, Building Authority, Pre-Refunded, 8.00%, 3/01/17 .....................               4,500,000     4,590,000
     South Huron Valley Wastewater Control, Refunding, ETM, 7.875%, 5/01/02 ....                 240,000       242,237
                                                                                                         -------------
                                                                                                           211,869,447
                                                                                                         -------------
 MINNESOTA 2.0%
 Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%, 4/01/10 .               1,395,000     1,412,033
 Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding,
     8.00%, 12/01/15 ...........................................................               5,000,000     4,273,700
 International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22              1,500,000     1,363,650
 Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ..               2,200,000     2,066,834
 Minneapolis and St. Paul Metropolitan Airports Commission Special Facilities Revenue,
     Northwest Airlines, Series B, 6.50%, 4/01/25 ..............................               3,750,000     3,604,013
     Northwest Airlines Project, Series A, 7.00%, 4/01/25 ......................               5,000,000     4,054,650
 Minneapolis CDA, Supported Development Revenue, Limited Tax, Series 3-A, 8.375%, 12/01/19       600,000       616,530
 Minneapolis Revenue, Walker Methodist Senior Services, Series A,
     5.875%, 11/15/18 ..........................................................               2,500,000     2,259,450
     6.00%, 11/15/28 ...........................................................               2,500,000     2,213,125
 Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
     Series A, 6.375%, 11/15/29 ................................................               6,500,000     6,882,200
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18        2,845,000     2,948,643
 Northwest Multi-County RDAR, Government Housing, Pooled Housing Project, 7.40%, 7/01/26       5,165,000     3,463,442
 Robbinsdale MFHR, Copperfield Phase II Apartments, Refunding, 9.00%, 3/01/25 ..               4,110,000     4,240,123
 Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ....               3,355,000     3,622,628
bSouth Central Multi-County Housing and RDAR, Pooled Housing, 8.00%, 2/01/25 ...              10,000,000     6,004,300
 St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 .................................               5,510,000     5,525,153
 St. Paul Housing and RDA, Tax Allocation, Housing Tax, 8.625%, 9/01/07 ........               1,000,000     1,035,020
 St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21        540,000       541,102
 St. Paul Port Authority IDR,
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 .....................                  40,000        37,838
     SDA Enterprises, Series F, 10.25%, 10/01/10 ...............................               1,095,000     1,015,842
     Series A-I, 9.00%, 12/01/02 ...............................................                 260,000       260,429
     Series A-I, 9.00%, 12/01/12 ...............................................               4,300,000     3,781,592
     Series A-II, 9.00%, 12/01/02 ..............................................                 255,000       255,421
     Series A-II, 9.00%, 12/01/12 ..............................................               4,235,000     3,724,428
     Series A-III, 9.00%, 12/01/02 .............................................                 265,000       265,437
     Series A-III, 9.00%, 12/01/12 .............................................               4,430,000     3,895,919
     Series A-IV, 9.00%, 12/01/02 ..............................................                 205,000       205,338
     Series A-IV, 9.00%, 12/01/12 ..............................................               3,375,000     2,968,110
     Series C, 10.00%, 12/01/02 ................................................                 715,000       725,246
     Series C, 10.00%, 12/01/06 ................................................               2,930,000     2,790,093
     Series C, 9.875%, 12/01/08 ................................................               3,100,000     2,915,116
     Series F, 8.00%, 9/01/02 ..................................................                  25,000        25,006
     Series F, 10.25%, 10/01/02 ................................................                  90,000        90,212




106
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MINNESOTA (CONT.)
 St. Paul Port Authority IDR, (cont.)
     Series F, 8.00%, 9/01/19 ..................................................             $   775,000  $    598,060
     Series I, 10.75%, 12/01/02 ................................................                  15,000        15,066
     Series J, 9.50%, 12/01/02 .................................................                  95,000        95,295
     Series J, 9.50%, 12/01/11 .................................................               1,325,000     1,212,720
     Series L, 9.50%, 12/01/02 .................................................                  45,000        45,140
     Series L, 9.75%, 12/01/02 .................................................                  30,000        30,090
     Series L, 9.50%, 12/01/14 .................................................               1,025,000       923,207
     Series L, 9.75%, 12/01/14 .................................................               1,530,000     1,383,701
     Series N, 10.75%, 10/01/02 ................................................                 380,000       381,360
     Series N, 10.00%, 12/01/02 ................................................                  65,000        65,194
     Series N, 10.00%, 12/01/14 ................................................               1,405,000     1,277,482
     Series S, 9.625%, 12/01/02 ................................................                  60,000        60,183
     Series S, 9.625%, 12/01/14 ................................................               1,280,000     1,163,725
     Series T, 9.625%, 12/01/02 ................................................                  35,000        35,107
     Series T, 9.625%, 12/01/14 ................................................                 910,000       827,336
 St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
     6/01/16 ...................................................................               4,695,000     4,699,742
     6/01/26 ...................................................................              10,660,000    10,670,553
 Victoria Private School Facility Revenue, Holy Family Catholic High School,
     Series A, 5.875%, 9/01/29 .................................................               4,000,000     4,030,040
                                                                                                         -------------
                                                                                                           106,596,624
                                                                                                         -------------
 MISSISSIPPI .7%
 Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26               33,295,000    32,965,047
 Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
     Refunding, Series A, 5.50%, 10/01/21 ......................................               4,000,000     3,552,640
     Series B, 5.50%, 10/01/21 .................................................               1,000,000       888,160
                                                                                                         -------------
                                                                                                            37,405,847
                                                                                                         -------------
 MISSOURI 1.4%
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
     Pre-Refunded, 6.25%, 12/01/16 .............................................               1,000,000     1,160,370
     Pre-Refunded, 6.40%, 12/01/25 .............................................               3,000,000     3,493,590
     Refunding, 5.25%, 12/01/20 ................................................              12,280,000    11,473,327
     Refunding, 5.25%, 12/01/26 ................................................               8,875,000     8,150,001
 St. Louis County IDA, Industrial Revenue, Kiel Center, Refunding,
     7.625%, 12/01/09 ..........................................................               8,000,000     8,275,920
     7.75%, 12/01/13 ...........................................................               5,175,000     5,353,124
     7.875%, 12/01/24 ..........................................................               6,000,000     6,207,000
 St. Louis Municipal Finance Corp. Leasehold Revenue,
     City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ...               8,640,000     9,738,403
     Refunding, Series A, 6.00%, 7/15/13 .......................................              14,250,000    15,284,550
 West Plains IDA, Hospital Revenue, Ozarks Medical Center,
     6.30%, 11/15/11 ...........................................................               1,000,000     1,020,960
     6.75%, 11/15/24 ...........................................................               1,870,000     1,881,949
     Refunding, 5.50%, 11/15/12 ................................................                 500,000       480,045
                                                                                                         -------------
                                                                                                            72,519,239
                                                                                                         -------------
 MONTANA .4%
 Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy
     Project, 7.00%, 12/31/19 ..................................................              20,750,000    19,351,243
                                                                                                         -------------
 NEBRASKA
 Scotts Bluff County Hospital Authority No. 1, Hospital Revenue, Regional West Medical Center,
     6.375%, 12/15/08 ..........................................................               1,145,000     1,187,834
     Pre-Refunded, 6.375%, 12/15/08 ............................................                 955,000     1,010,877
                                                                                                         -------------
                                                                                                             2,198,711
                                                                                                         -------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEVADA 3.4%
 Clark County ID, Special Assessment, Special ID No. 108, Summerlin, 6.625%, 2/01/17         $ 7,550,000  $  7,847,621
 Clark County IDR,
     Local ID No. 132, Summerlin, 6.875%, 2/01/21 ..............................               4,000,000     4,117,480
     Southwest Gas Corp., Series A, 6.50%, 12/01/33 ............................              13,775,000    13,818,391
 Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project, Second Tier,
     7.25%, 1/01/23 ............................................................               8,000,000     7,956,320
     7.375%, 1/01/30 ...........................................................               9,000,000     8,919,810
     7.375%, 1/01/40 ...........................................................              20,000,000    19,684,200
 Henderson Local ID No. 2, Special Assessment, 9.50%, 8/01/11 ..................               3,360,000     3,476,894
 Henderson Local ID No. T-1, Special Assessment, Series A, 8.50%, 8/01/13 ......              20,020,000    21,371,350
 Henderson Local ID No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18               3,190,000     3,217,721
 Henderson Local ID No. T-12, Special Assessment, Series A, 7.375%, 8/01/18 ....              46,905,000    49,925,213
 Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,
     6.10%, 6/15/14 ............................................................               3,500,000     3,576,475
 Las Vegas IDR, Special Local ID No. 808, Summerlin, 6.75%, 6/01/21 ............               8,440,000     8,624,161
 Las Vegas Local Improvement Bond Special Assessment, ID No. 404, FSA Insured, 5.85%, 11/01/09 3,235,000     3,319,304
 Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ......               6,800,000     7,009,236
 Nevada Housing Division Revenue, SF Program,
     FI/GML, Series A-1, 8.75%, 10/01/04 .......................................                 105,000       107,225
     FI/GML, Series B-1, 7.90%, 10/01/05 .......................................                 350,000       356,360
     FI/GML, Series C-1, 7.55%, 10/01/05 .......................................                 420,000       423,213
     Series B-2, 9.65%, 10/01/02 ...............................................                  20,000        20,128
     Series C-1, 9.60%, 10/01/02 ...............................................                  40,000        40,269
 Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, 6.40%, 7/01/29    15,415,000    17,990,538
                                                                                                         -------------
                                                                                                           181,801,909
                                                                                                         -------------
 NEW HAMPSHIRE .4%
 New Hampshire Higher Education and Health Facilities Authority Revenue,
     Hillcrest Terrace, 7.50%, 7/01/24 .........................................              17,850,000    16,058,039
     Littleton Hospital Association, Series B, 5.90%, 5/01/28 ..................               2,000,000     1,554,740
     New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .....               1,300,000     1,242,644
 New Hampshire State Business Finance Authority PCR, United Illuminating Co.,
     Refunding, Series A, 5.875%, 10/01/33 .....................................               2,500,000     2,512,225
                                                                                                         -------------
                                                                                                            21,367,648
                                                                                                         -------------
 NEW JERSEY 3.1%
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
     Series 1, 6.00%, 1/01/19 ..................................................               2,180,000     2,136,858
     Series 1, 6.00%, 1/01/29 ..................................................               5,000,000     4,812,750
     Series 2, 6.125%, 1/01/19 .................................................               2,125,000     2,110,465
     Series 2, 6.125%, 1/01/29 .................................................               5,105,000     4,995,957
 New Jersey EDA Revenue, First Mortgage,
     Keswick Pines, Refunding, 5.75%, 1/01/24 ..................................               1,500,000     1,348,710
     Presbyterian, Series A, 6.25%, 11/01/20 ...................................               7,635,000     7,477,948
 New Jersey EDA,
     Lease Revenue, International Center for Public Health Project, University of Medicine
      and Dentistry, AMBAC Insured,
      6.00%, 6/01/32 ...........................................................               9,965,000    10,784,123
     Special Facility Revenue, Continental Airlines Inc. Project, 6.625%, 9/15/12             18,500,000    16,760,815
     Special Facility Revenue, Continental Airlines Inc. Project, 6.25%, 9/15/19              54,420,000    45,479,338
     Special Facility Revenue, Continental Airlines Inc. Project, 6.40%, 9/15/23              73,030,000    61,381,715
 New Jersey Health Care Facilities Financing Authority Revenue,
     Lutheran Home, Series A, 8.40%, 7/01/19 ...................................               2,100,000     2,108,715
     Trinitas Hospital Obligation Group, Refunding, 7.50%, 7/01/30 .............               5,000,000     5,339,550
                                                                                                         -------------
                                                                                                           164,736,944
                                                                                                         -------------
 NEW MEXICO 3.7%
 Farmington PCR,
     Public Service Co. of New Mexico, San Juan Project, Refunding,
          Series A, 6.30%, 12/01/16 ............................................              24,045,000    24,624,485
     Public Service Co. of New Mexico, San Juan Project, Refunding,
          Series A, 6.40%, 8/15/23 .............................................              58,250,000    58,460,865
     Public Service Co. of New Mexico, San Juan Project, Refunding,
          Series D, 6.375%, 4/01/22 ............................................              66,125,000    67,456,758

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                             PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW MEXICO (CONT.)
 Farmington PCR, (cont.)
     Public Service Co. Project, Series A, 6.60%, 10/01/29 .....................             $ 6,000,000  $  6,136,200
     Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ......................              37,000,000    38,541,050
 New Mexico Mortgage Finance Authority SFM Program Revenue,
     Series A, 9.10%, 9/01/03 ..................................................                 255,000       258,453
     Sub Series A, 9.55%, 9/01/02 ..............................................                 105,000       105,687
 Rio Rancho Water and Wastewater Revenue, Series A, FSA Insured, Pre-Refunded, 5.90%, 5/15/15  3,620,000     4,027,648
                                                                                                         -------------
                                                                                                           199,611,146
                                                                                                         -------------
 NEW YORK 8.2%
 Corinth IDA, Environmental Improvement Revenue, International Paper Company Project,
     Refunding, Series A, 5.75%, 2/01/22 .......................................               2,000,000     2,021,200
 MTA Service Contract Revenue,
     Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ..................               3,860,000     3,954,609
     Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 ..................               3,330,000     3,446,883
     Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 ..................               3,050,000     3,158,001
     Transit Facilities, Refunding, Series N, 6.80%, 7/01/04 ...................               2,330,000     2,411,783
     Transit Facilities, Refunding, Series N, 6.90%, 7/01/05 ...................               2,470,000     2,557,463
     Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ..................               7,830,000     8,112,898
 MTA Transit Facilities Revenue, Series A, MBIA Insured, 5.875%, 7/01/27 .......              22,700,000    24,152,119
 New York City GO,
     Refunding, Series F, 6.00%, 8/01/11 .......................................              10,000,000    10,947,300
     Refunding, Series H, 6.25%, 8/01/15 .......................................              25,000,000    27,036,500
     Refunding, Series H, 6.125%, 8/01/25 ......................................               5,600,000     5,916,008
     Refunding, Series J, 6.00%, 8/01/21 .......................................              10,000,000    10,520,300
     Series A, 6.125%, 8/01/06 .................................................               9,595,000    10,349,551
     Series A, 6.25%, 8/01/08 ..................................................              10,000,000    10,873,500
     Series A, 6.25%, 8/01/21 ..................................................                 840,000       866,225
     Series A, Pre-Refunded, 6.125%, 8/01/06 ...................................                 595,000       661,158
     Series A, Pre-Refunded, 6.25%, 8/01/21 ....................................                   5,000         5,177
     Series B, 7.00%, 2/01/18 ..................................................               3,255,000     3,314,957
     Series B, 7.00%, 2/01/19 ..................................................               2,350,000     2,440,005
     Series B, 7.00%, 2/01/20 ..................................................               3,305,000     3,354,575
     Series B, 6.00%, 8/15/26 ..................................................               4,355,000     4,678,097
     Series B, Pre-Refunded, 6.75%, 10/01/15 ...................................                 100,000       104,674
     Series B, Pre-Refunded, 6.00%, 8/15/26 ....................................                 645,000       740,105
     Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ....................              17,070,000    19,289,271
     Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 ....................               5,000,000     5,679,750
     Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 ....................                  55,000        57,118
     Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 ....................                 370,000       384,249
     Series C, Sub Series C-1, Pre-Refunded, 7.50%, 8/01/21 ....................                 435,000       452,631
     Series D, 6.00%, 2/15/10 ..................................................               4,995,000     5,377,717
     Series D, 7.625%, 2/01/14 .................................................                  40,000        40,754
     Series D, 7.50%, 2/01/18 ..................................................                   5,000         5,094
     Series D, Pre-Refunded, 6.00%, 2/15/10 ....................................               3,160,000     3,506,178
     Series E, 6.25%, 2/15/07 ..................................................               3,265,000     3,566,588
     Series E, Pre-Refunded, 6.25%, 2/15/07 ....................................                   5,000         5,591
     Series F, 7.625%, 2/01/13 .................................................                  15,000        15,283
     Series F, 7.625%, 2/01/15 .................................................                   5,000         5,094
     Series F, 7.50%, 2/01/21 ..................................................                 110,000       112,064
     Series F, Pre-Refunded, 6.625%, 2/15/25 ...................................               8,625,000     9,735,210
     Series G, 5.75%, 8/01/10 ..................................................                 505,000       531,346
     Series G, 6.125%, 10/15/11 ................................................              20,480,000    22,486,016
     Series G, 6.20%, 10/15/14 .................................................              10,000,000    10,824,200
     Series G, 7.50%, 2/01/22 ..................................................                  10,000        10,188
     Series I, 6.25%, 4/15/17 ..................................................              16,030,000    17,219,907
     Series I, 6.25%, 4/15/27 ..................................................               6,765,000     7,169,276
     Series I, Pre-Refunded, 6.25%, 4/15/17 ....................................               9,340,000    10,829,076
     Series I, Pre-Refunded, 6.25%, 4/15/27 ....................................              16,155,000    18,730,592



                                                                             109
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                             PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
 New York City IDA,
     Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20       $ 7,050,000 $   7,049,013
     IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ........               7,500,000     6,028,650
 New York State Dormitory Authority Revenue,
     City University System, Series 2, 6.00%, 7/01/26 ..........................               6,100,000     6,606,117
     Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ...............              11,240,000    12,186,071
     State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .....               5,000,000     5,735,000
 New York State HFA, Service Contract Obligation Revenue, Series A, 6.00%,
  3/15/26 4,975,000 5,401,606 New York State HFAR, Refunding, Series A, 5.90%,
  11/01/05 12,515,000 13,844,468 New York State Medical Care Facilities Finance
 Agency Revenue, Hospital and Nursing, Series B, FHA Insured, 6.95%, 2/15/32 ...               3,305,000     3,411,983
 New York State Mortgage Agency Revenue, Homeowners Mortgage,
     Series 59, 6.10%, 10/01/15 ................................................               2,000,000     2,103,580
     Series 59, 6.15%, 10/01/17 ................................................               2,750,000     2,882,825
     Series 61, 5.80%, 10/01/16 ................................................               5,000,000     5,213,150
 New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
     Series 7, 5.70%, 1/01/27 ..................................................               4,750,000     4,942,613
 Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19          1,000,000       918,160
 Onondaga County IDA, Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project, Refunding,
     6.80%, 11/01/14 ...........................................................               5,000,000     5,242,400
     7.00%, 11/01/30 ...........................................................               7,000,000     7,331,800
 Port Authority of New York and New Jersey Special Obligation Revenue,
     3rd Installment, 7.00%, 10/01/07 ..........................................               8,000,000     8,814,320
     4th Installment, Special Project, 6.75%, 10/01/11 .........................                 925,000       991,008
     5th Installment, 6.75%, 10/01/19 ..........................................              17,500,000    18,232,025
     Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ...              10,000,000    10,047,700
     Continental Airlines Inc., Eastern Project, La Guardia, 9.125%, 12/01/15 ..              27,650,000    27,781,614
 Ulster County IDA, Civic Facility Revenue, Benedictine Hospital Project, Series A,
     6.40%, 6/01/14 ............................................................                 725,000       667,732
     6.45%, 6/01/24 ............................................................               1,950,000     1,710,813
 Utica IDA, Civic Facility Revenue, Utica College Civic Facility,
     6.75%, 12/01/21 ...........................................................               1,250,000     1,264,988
     6.85%, 12/01/31 ...........................................................               2,000,000     2,023,840
 Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
     Series A, 7.90%, 12/15/07 .................................................                 975,000       977,711
                                                                                                         -------------
                                                                                                           439,065,468
                                                                                                         -------------
 NORTH CAROLINA 1.6%
 North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 5.75%, 1/01/26 .......................................              37,500,000    37,160,250
     Refunding, Series B, 5.75%, 1/01/24 .......................................              35,750,000    35,820,070
     Refunding, Series D, 6.75%, 1/01/26 .......................................               5,000,000     5,398,700
     Series D, 6.70%, 1/01/19 ..................................................               2,000,000     2,161,140
 North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
     3/01/16 ...................................................................               2,450,000     2,578,527
     9/01/17 ...................................................................               1,610,000     1,684,350
                                                                                                         -------------
                                                                                                            84,803,037
                                                                                                         -------------
 NORTH DAKOTA .5%
 Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC
     Insured, 6.05%, 1/01/19 ...................................................              24,655,000    26,519,904
                                                                                                         -------------
 OHIO 2.7%
 Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc., Refunding,
     Series C, 6.05%, 10/01/09 .................................................              14,250,000    12,678,510
     Series E, 6.05%, 10/01/09 .................................................               5,250,000     4,671,030
     Series F, 6.05%, 10/01/09 .................................................               1,000,000       889,720
 Franklin County Health Care Facilities Revenue,
     Ohio Presbyterian, Series A, 7.125%, 7/01/29 ..............................               1,000,000     1,042,870
     Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ...............               3,100,000     2,838,298
     Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ...............               4,700,000     4,148,925
     Presbyterian Retirement Services, Series A, 6.625%, 7/01/13 ...............               1,000,000     1,012,870




110
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 OHIO (CONT.)
 Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding, Series A,
     6.625%, 7/01/14 ...........................................................             $ 1,000,000 $   1,005,340
     6.75%, 7/01/20 ............................................................               2,000,000     1,991,420
 Montgomery County Health Systems Revenue,
     Series B-1, Pre-Refunded, 8.10%, 7/01/18 ..................................               6,300,000     7,553,301
     Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..................................               6,500,000     7,807,915
     St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 .......................               9,600,000    11,522,696
 Ohio State Air Quality Development Authority Revenue,
     Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 .............              17,900,000    18,165,994
     PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ..............               8,000,000     8,162,160
aOhio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21              16,650,000       832,500
 Ohio State Water Development Authority PCR, Facilities Revenue, Cleveland Electric,
     Refunding, Series A, 8.00%, 10/01/23 ......................................              27,700,000    29,633,737
 Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express, Project 1,
     7.00%, 4/01/04 ............................................................               2,460,000     2,487,109
     7.25%, 4/01/09 ............................................................               5,385,000     5,488,661
     7.375%, 4/01/14 ...........................................................               8,200,000     8,364,656
     7.50%, 4/01/19 ............................................................              14,365,000    14,133,436
 Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16        1,500,000     1,507,920
                                                                                                         -------------
                                                                                                           145,939,068
                                                                                                         -------------
 OKLAHOMA .2%
 Oklahoma Development Finance Authority Revenue, Comache County Hospital Project,
     Series B, 6.60%, 7/01/31 ..................................................               5,000,000     4,873,000
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center,
     Refunding, 6.00%, 8/15/14 .................................................               4,000,000     3,883,960
                                                                                                         -------------
                                                                                                             8,756,960
                                                                                                         -------------
 OREGON 2.1%
 Klamath Falls Electric Revenue, Klamath Cogen, senior lien, Refunding,
     5.75%, 1/01/13 ............................................................              13,000,000    13,481,130
     5.875%, 1/01/16 ...........................................................              19,400,000    19,779,076
     6.00%, 1/01/25 ............................................................              61,060,000    61,804,321
 Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
     6.00%, 5/01/26 ............................................................               9,400,000    10,835,756
 Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
     Linfield College Project, Series A, 6.75%, 10/01/25 .......................               5,220,000     5,471,186
                                                                                                         -------------
                                                                                                           111,371,469
                                                                                                         -------------
 PENNSYLVANIA 5.9%
 Allegheny County Hospital Development Authority Revenue, Health System,
     Series A, MBIA Insured, 6.50%, 11/15/30 ...................................              10,000,000    11,297,800
     Series B, 8.65%, 11/15/05 .................................................               2,000,000     2,032,220
     Series B, 9.25%, 11/15/15 .................................................              25,000,000    26,500,250
     Series B, 9.25%, 11/15/22 .................................................              25,000,000    26,500,250
     Series B, 9.25%, 11/15/30 .................................................               8,000,000     8,480,000
 Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
     6.10%, 7/15/20 ............................................................               5,500,000     5,539,270
     Series A, 6.70%, 12/01/20 .................................................               9,400,000     9,741,314
 Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..               4,000,000     4,306,840
 Chartiers Valley Industrial and Commercial Development Authority Revenue, Asbury
     Health Center Project, Refunding, 7.40%, 12/01/15 .........................               5,250,000     5,330,535
 Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
     6.10%, 1/01/04 ............................................................               1,310,000     1,350,348
     6.10%, 1/01/06 ............................................................               2,140,000     2,242,014
     6.50%, 1/01/08 ............................................................                 425,000       456,378
     6.10%, 7/01/13 ............................................................              20,500,000    21,337,630
     6.20%, 7/01/19 ............................................................               6,500,000     6,764,550
 Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 ........               1,650,000     1,715,225
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
     Series A, MBIA Insured, 6.15%, 8/01/29 ....................................               4,000,000     4,394,880
 Montgomery County Higher Education and Health Authority Revenue, First Mortgage,
     Holy Redeemer Long Term Care, Series A, Pre-Refunded,
     8.20%, 6/01/06 ............................................................               1,120,000     1,145,715
     8.00%, 6/01/22 ............................................................               3,500,000     3,589,460

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 PENNSYLVANIA (CONT.)
 Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 .....................            $ 10,000,000  $ 10,159,100
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
     6.25%, 9/01/04 ............................................................               3,125,000     3,280,781
     6.60%, 9/01/09 ............................................................              16,000,000    17,009,920
     6.70%, 9/01/14 ............................................................              20,760,000    22,069,126
     6.75%, 9/01/19 ............................................................              15,800,000    16,753,214
 Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D,
     7.125%, 12/01/15 ..........................................................              10,000,000    10,462,000
 Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
     Allegheny Delaware Valley Obligation Group,
  Series A, MBIA Insured, 5.875%, 11/15/16 .....................................              13,000,000    13,850,460
 Philadelphia Gas Works Revenue,
     14th Series A, Pre-Refunded, 6.375%, 7/01/26 ..............................                 885,000       956,765
     Refunding, 14th Series, 6.375%, 7/01/26 ...................................               1,965,000     1,974,963
 Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ..........................               3,080,000     3,257,439
 Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
     5.85%, 5/15/13 ............................................................               2,200,000     2,085,600
     5.75%, 5/15/18 ............................................................               1,500,000     1,358,925
 Philadelphia Municipal Authority Revenue, Lease,
     Refunding, Series D, 6.30%, 7/15/17 .......................................               3,500,000     3,561,250
     Sub Series D, 6.25%, 7/15/13 ..............................................               3,000,000     3,067,500
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ..........              12,640,000    13,700,117
 Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.75%, 12/01/21     3,000,000     2,985,690
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
     6.50%, 1/01/10 ............................................................              24,800,000    25,249,128
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
     Series A, MBIA Insured, 5.75%, 7/01/16 ....................................               8,130,000     8,685,198
 South Wayne County Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13               7,390,000     7,555,758
 Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
     6.05%, 4/01/14 ............................................................               5,025,000     5,462,276
                                                                                                         -------------
                                                                                                           316,209,889
                                                                                                         -------------
 RHODE ISLAND .3%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
     Series 17-A, 6.25%, 4/01/17 ...............................................               5,000,000     5,208,600
 Rhode Island State Health and Educational Building Corp. Revenue,
     Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23                3,500,000     3,689,105
     Landmark Medical Center, Asset Guaranteed, 5.875%, 10/01/19 ...............               6,000,000     6,221,580
 West Warwick GO, Series A,
     7.00%, 8/15/02 ............................................................                  35,000        35,000
     7.30%, 7/15/08 ............................................................                 690,000       759,469
                                                                                                         -------------
                                                                                                            15,913,754
                                                                                                         -------------
 SOUTH CAROLINA .6%
 Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village
     Inc., 8.00%, 11/01/13 .....................................................               3,120,000     3,119,470
 Piedmont Municipal Power Agency Electric Revenue, Refunding,
     6.60%, 1/01/21 ............................................................               3,660,000     3,666,954
     Series A, 6.55%, 1/01/16 ..................................................               4,110,000     4,117,932
 South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes, Refunding,
     5.65%, 5/01/18 ............................................................               1,200,000     1,114,644
     5.70%, 5/01/26 ............................................................               2,000,000     1,801,660
 South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Series A, 6.625%, 4/01/36          11,400,000    11,657,868
 Tobacco Settlement Revenue Management Authority, Tobacco Settlement Revenue, Series B,
     6.375%, 5/15/30 ...........................................................               6,750,000     7,091,415
                                                                                                         -------------
                                                                                                            32,569,943
                                                                                                         -------------
 SOUTH DAKOTA .1%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 ...               3,310,000     3,451,569
 South Dakota Health and Educational Facilities Authority Revenue, Prairie Lakes Health Care,
     Pre-Refunded, 7.25%, 4/01/22 ..............................................               2,480,000     2,672,051
     Refunding, 7.25%, 4/01/22 .................................................               1,020,000     1,051,375
                                                                                                         -------------
                                                                                                             7,174,995
                                                                                                         -------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 TENNESSEE
 Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 .............             $   165,000 $     172,717
                                                                                                         -------------
 TEXAS 2.0%
 Alliance Airport Authority Special Facilities Revenue, American Airlines Inc.
     Project, 7.50%, 12/01/29 ..................................................              10,000,000     8,637,900
 Austin Convention Enterprises Inc. Convention Center Revenue, First Tier,
     Series A, 6.70%, 1/01/32 ..................................................              10,000,000    10,300,500
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services, Refunding, FSA Insured, ETM,
   6.00%, 11/15/15 .............................................................               8,750,000     9,542,575
 Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ...................               3,810,000     3,941,026
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 .........               4,960,000     4,416,930
 El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities, Bienvivir Senior Health,
     7.00%, 8/15/12 ............................................................               1,030,000     1,035,995
     7.50%, 8/15/18 ............................................................               2,300,000     2,308,602
 Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare
     System, Refunding, 6.25%, 8/15/29 .........................................              10,975,000     9,254,559
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
     5.60%, 1/01/27 ............................................................               8,640,000     2,764,800
     Series A, 5.60%, 4/01/18 ..................................................               4,500,000     1,440,000
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA
     Insured, 6.10%, 4/01/18 ...................................................               7,000,000     7,671,790
 Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding,
     Series A, 6.50%, 10/01/08 .................................................                 755,000       765,623
     Series A, 6.75%, 10/01/14 .................................................              12,990,000    13,169,002
     Series A, 6.25%, 10/01/17 .................................................               4,795,000     4,789,965
     Series B, 5.75%, 10/01/08 .................................................               1,180,000     1,184,331
     Series B, 6.125%, 10/01/13 ................................................               5,340,000     5,285,265
     Series B, 5.50%, 10/01/20 .................................................              11,255,000    10,510,032
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25                7,430,000     7,678,905
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ...               4,000,000     4,138,480
                                                                                                         -------------
                                                                                                           108,836,280
                                                                                                         -------------
 U.S. TERRITORIES 4.1%
 District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 ......................................               2,355,000     2,519,497
     Refunding, Series A, 6.00%, 6/01/07 .......................................               8,930,000     9,669,493
     Series A, ETM, 5.875%, 6/01/05 ............................................               5,445,000     5,968,591
     Series A, ETM, 6.00%, 6/01/07 .............................................               2,845,000     3,205,774
     Series A, Pre-Refunded, 6.375%, 6/01/11 ...................................              22,770,000    26,188,005
     Series A, Pre-Refunded, 6.375%, 6/01/16 ...................................              27,230,000    31,317,495
     Series E, FSA Insured, 6.00%, 6/01/11 .....................................               5,000,000     5,339,650
 District of Columbia Hospital Revenue,
     Medlantic Healthcare Group, Refunding, Series A, MBIA Insured, ETM, 5.875%, 8/15/19       8,850,000     9,629,862
     Washington Hospital Center Corp., Series A, Pre-Refunded, 7.00%, 8/15/05 ..               1,135,000     1,174,373
     Washington Hospital Center Corp., Series A, Pre-Refunded, 7.125%, 8/15/19 .               4,500,000     4,703,130
 District of Columbia Revenue,
     Carnegie Endowment Revenue, 5.75%, 11/15/26 ...............................               5,410,000     5,566,728
     Methodist Home Issue, 6.00%, 1/01/29 ......................................               4,750,000     4,106,565
 District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed
     Bonds, 6.50%, 5/15/33 .....................................................              26,000,000    28,487,420
 Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien,
     Series A, 6.25%, 3/15/28 ..................................................              14,415,000    14,053,328
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
     6.60%, 3/15/28 ............................................................               8,740,000     8,685,987
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
     Series A, 7.75%, 7/01/08 ..................................................                 700,000       702,730
 Virgin Islands PFAR,
     Matching Fund Loan Notes, Series A, Pre-Refunded, 7.25%, 10/01/18 .........              14,000,000    14,755,300
     sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ..........              15,000,000    15,242,550
     sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 .........               7,000,000     7,072,380
     sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ..........              14,500,000    14,605,415
 Virgin Islands Water and Power Authority Water System Revenue, Series B, Pre-Refunded,
     7.60%, 1/01/12 ............................................................               4,000,000     4,160,320
                                                                                                         -------------
                                                                                                           217,154,593
                                                                                                         -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                             PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 UTAH .1%
 Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 .....................             $ 2,000,000 $    2,050,120
 Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services,
     Refunding, Series A, 7.45%, 7/01/17 .......................................               2,500,000      2,606,775
aTooele County PCR, Laidlaw Environmental, Refunding, Series A, 7.55%, 7/01/27 .               3,500,000         70,000
 Utah State HFA, SFM,
     Series A-2, 9.625%, 7/01/02 ...............................................                   5,000          5,014
     Series A-2, 9.45%, 7/01/03 ................................................                   5,000          5,016
     Series B-2, 9.45%, 7/01/03 ................................................                   5,000          5,026
     Series C-2, 9.05%, 7/01/03 ................................................                  15,000         15,212
     Series D-2, 9.00%, 7/01/03 ................................................                  35,000         35,489
     Series E-1, 8.70%, 7/01/03 ................................................                  55,000         55,744
     Sub Series B-2, 8.70%, 7/01/04 ............................................                 140,000        142,692
     Sub Series D, 8.45%, 7/01/04 ..............................................                  60,000         60,187
                                                                                                         --------------
                                                                                                              5,051,275
                                                                                                         --------------
 VERMONT .3%
 Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health, Series A, AMBAC Insured,
  6.00%,12/01/23 ...............................................................              15,000,000     16,225,050
                                                                                                         --------------
 VIRGINIA .5%
 Virginia Beach Development Authority Residential Care Facility Mortgage Revenue, Westminster Canterbury Project, Series A,
     7.125%, 11/01/23 ..........................................................               5,000,000      5,436,500
     7.25%, 11/01/32 ...........................................................               9,000,000      9,825,030
 Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19          9,715,000     10,086,113
                                                                                                         --------------
                                                                                                             25,347,643
                                                                                                         --------------
 WEST VIRGINIA .2%
bWest Virginia State Hospital Finance Authority Hospital Revenue, Logan General
     Hospital Project, Refunding and Improvement, 7.25%, 7/01/20 ...............              15,000,000      9,124,050
 West Virginia State Water Development Authority Revenue, Solid Waste Management,
     Series C, 8.125%, 8/01/15 .................................................               2,135,000      2,164,826
                                                                                                         --------------
                                                                                                             11,288,876
                                                                                                         --------------
 WISCONSIN .4%
 Kaukauna Environmental Improvement Revenue, International Paper Co. Project,
     Series A, 6.70%, 5/01/24 ..................................................               4,100,000      4,345,959
 Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 ....               2,275,000      2,365,841
 Wisconsin State Health and Educational Facilities Authority Revenue,
     Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 .............               9,510,000     10,044,272
     New Castle Place Project, Series A, 7.00%, 12/01/31 .......................               2,500,000      2,459,700
                                                                                                         --------------
                                                                                                             19,215,772
                                                                                                         --------------
 WYOMING .2%
 Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26          10,500,000     10,868,235
 Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 ........................               1,000,000      1,039,242
                                                                                                         --------------
                                                                                                             11,907,477
                                                                                                         --------------
 TOTAL BONDS ...................................................................                          4,758,327,994
                                                                                                         --------------
 ZERO COUPON BONDS 7.1%
 CALIFORNIA 5.7%
 Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, 1/15/22 ..................................              49,115,000     15,224,668
     Capital Appreciation, Refunding, 1/15/31 ..................................               4,000,000        702,200
     Capital Appreciation, Refunding, 1/15/34 ..................................               4,500,000        659,295
     Capital Appreciation, Refunding, 1/15/36 ..................................               4,000,000        519,480
     Convertible Capital Appreciation, Refunding, 1/15/23 ......................              35,000,000     23,327,850
 San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
     7/01/09 ...................................................................               3,750,000      2,795,925
     7/01/10 ...................................................................               4,500,000      3,184,065
     7/01/12 ...................................................................               4,500,000      2,857,005
     7/01/13 ...................................................................               4,250,000      2,533,978
     7/01/14 ...................................................................               2,250,000      1,258,673

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON BONDS (CONT.)
 CALIFORNIA (CONT.)
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     junior lien, ETM, 1/01/04 .................................................            $  7,400,000 $    7,117,172
     junior lien, ETM, 1/01/05 .................................................               8,000,000      7,433,360
     junior lien, ETM, 1/01/06 .................................................               9,000,000      8,049,960
     junior lien, ETM, 1/01/07 .................................................               9,400,000      8,042,734
     junior lien, ETM, 1/01/08 .................................................              10,400,000      8,487,960
     junior lien, ETM, 1/01/09 .................................................              21,900,000     17,008,197
     junior lien, ETM, 1/01/10 .................................................              15,000,000     11,012,400
     junior lien, ETM, 1/01/12 .................................................              30,100,000     19,742,891
     junior lien, ETM, 1/01/24 .................................................              52,700,000     17,190,213
     junior lien, ETM, 1/01/25 .................................................              45,200,000     13,944,200
     junior lien, ETM, 1/01/26 .................................................             131,900,000     38,646,700
     junior lien, ETM, 1/01/27 .................................................             139,100,000     38,616,942
     senior lien, Refunding, Series A, 1/15/16 .................................              22,500,000     15,614,100
     senior lien, Refunding, Series A, 1/15/17 .................................              20,000,000     13,867,000
     senior lien, Refunding, Series A, 1/15/23 .................................              20,000,000     13,571,800
     senior lien, Refunding, Series A, 1/15/24 .................................              20,000,000     13,534,000
                                                                                                         --------------
                                                                                                            304,942,768
                                                                                                         --------------
 ILLINOIS .1%
 Robbins Resource Recovery Revenue, Restructuring Project, Series D, 10/15/09 ..              22,651,189      6,840,659
                                                                                                         --------------
 KENTUCKY .4%
 Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
     Series C, MBIA Insured, zero cpn. to 10/01/05,
     6.10% thereafter, 10/01/22 ................................................              15,975,000     13,629,710
     6.15% thereafter, 10/01/27 ................................................              10,000,000      8,525,200
                                                                                                         --------------
                                                                                                             22,154,910
                                                                                                         --------------
 NEW YORK .3%
 MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured,
     7/15/21 ...................................................................                 428,010        161,741
     1/15/22 ...................................................................                 649,658        238,022
 Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation,
     zero cpn. to 7/15/02, 6.75% thereafter, 7/15/29 ...........................              15,000,000     15,649,200
                                                                                                         --------------
                                                                                                             16,048,963
                                                                                                         --------------
 OHIO .2%
 Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation, zero cpn. to 12/01/01,
     6.30% thereafter, 12/01/05 ................................................               1,700,000      1,862,860
     6.40% thereafter, 12/01/06 ................................................               1,685,000      1,870,148
     6.50% thereafter, 12/01/07 ................................................               1,750,000      1,918,648
     6.90% thereafter, 12/01/16 ................................................               2,500,000      2,739,750
                                                                                                         --------------
                                                                                                              8,391,406
                                                                                                         --------------
 SOUTH CAROLINA .1%
 Connector 2000 Association Inc. Toll Road Revenue, Series B,
     1/01/30 ...................................................................                 750,000         79,748
     1/01/33 ...................................................................              20,750,000      1,732,625
                                                                                                         --------------
                                                                                                              1,812,373
                                                                                                         --------------
 TENNESSEE .3%
 Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding,
     First Mortgage Mountain States Health, Series A, MBIA Insured,
     7/01/27 ...................................................................              19,365,000      4,747,136
     7/01/28 ...................................................................              19,400,000      4,487,220
     7/01/29 ...................................................................              19,365,000      4,214,405
     7/01/30 ...................................................................              19,370,000      3,975,693
                                                                                                         --------------
                                                                                                             17,424,454
                                                                                                         --------------
 TOTAL ZERO COUPON BONDS .......................................................                            377,615,533
                                                                                                         --------------
 TOTAL LONG TERM INVESTMENTS (COST $5,153,975,585) .............................                          5,135,943,527
                                                                                                         --------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
cSHORT TERM INVESTMENTS 2.0%
 CALIFORNIA .3%
 California HFAR, MFH, Series D, Daily VRDN and Put, 1.40%, 2/01/31 ............              $1,600,000   $ 1,600,000
 Irvine 1915 Act, Special Assessment,
     AD No. 00-18, Series A, Daily VRDN and Put, 1.30%, 9/02/26 ................               4,400,000     4,400,000
     AD No. 97-16, Daily VRDN and Put, 1.30%, 9/02/22 ..........................               6,800,000     6,800,000
 Orange County Sanitation Districts COP, Refunding,
     Series A, Daily VRDN and Put, 1.30%, 8/01/29 ..............................               3,500,000     3,500,000
     Series B, Daily VRDN and Put, 1.30%, 8/01/30 ..............................               2,000,000     2,000,000
                                                                                                           -----------
                                                                                                            18,300,000
                                                                                                           -----------
 FLORIDA .1%
 Orange County School Board COP, Series B, Daily VRDN and Put, 1.25%, 8/01/25 ..               3,300,000     3,300,000
                                                                                                           -----------
 GEORGIA .2%
 Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put,
     1.25%, 11/01/41 ...........................................................               9,900,000     9,900,000
                                                                                                           -----------
 MASSACHUSETTS .2%
 Massachusetts Health and Educational Facilities Authority Revenue, Massachusetts
     Institute of Technology, Series J-1, Weekly VRDN and Put, .90%, 7/01/31 ...               9,400,000     9,400,000
 Massachusetts State Health and Educational Facilities Authority Revenue, Capital
     Assets Program, Series D, MBIA Insured, Daily VRDN and Put, 1.30%, 1/01/35                2,500,000     2,500,000
                                                                                                           -----------
                                                                                                            11,900,000
                                                                                                           -----------
 MICHIGAN
 Eastern Michigan University Revenue, Refunding, FGIC Insured, Daily VRDN and
     Put, 1.35%, 6/01/27 .......................................................               1,500,000     1,500,000
                                                                                                           -----------
 MISSISSIPPI .2%
 Jackson County PCR, Chevron USA Inc. Project, Daily VRDN and Put, 1.25%, 12/01/16             8,070,000     8,070,000
                                                                                                           -----------
 MISSOURI .1%
 Missouri State Health and Educational Facilities Authority Educational Facilities
     Revenue, Saint Louis University, Series B, Daily VRDN and Put, 1.35%, 10/01/24            7,055,000     7,055,000
                                                                                                           -----------
 NEW JERSEY .1%
 New Jersey EDA, EDR, Stolthaven Project, Refunding, Series A, Daily VRDN and Put,
     1.25%, 1/15/18 ............................................................                 700,000       700,000
 New Jersey EDA Revenue, El Dorado Terminals, Refunding, Series A, Daily VRDN and
     Put, 1.60%, 12/01/21 ......................................................               2,800,000     2,800,000
                                                                                                           -----------
                                                                                                             3,500,000
                                                                                                           -----------
 NEW MEXICO .1%
 Farmington PCR, Arizona Public Service Co., Refunding, Series B, Daily VRDN and
     Put, 1.30%, 9/01/24 .......................................................               6,160,000     6,160,000
                                                                                                           -----------
 NEW YORK .6%
 New York City GO,
     Daily VRDN and Put, 1.30%, 8/01/17 ........................................               2,800,000     2,800,000
     Series H, Sub Series H-3, Daily VRDN and Put, 1.25%, 8/01/23 ..............                 100,000       100,000
     Sub Series A-7, Daily VRDN and Put, 1.30%, 8/01/21 ........................               3,200,000     3,200,000
 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Series C, FGIC Insured, Daily VRDN and Put, 1.30%, 6/15/23 ................               1,900,000     1,900,000
     Series F-1, Daily VRDN and Put, 1.25%, 6/15/33 ............................               3,300,000     3,300,000
     Series G, FGIC Insured, Daily VRDN and Put, 1.25%, 6/15/24 ................               7,800,000     7,800,000
 New York City Transitional Finance Authority Revenue, Future Tax Secured, Sub
     Series B-1, Daily VRDN and Put, 1.30%, 11/01/27                                           7,300,000     7,300,000
 New York State Job Development Authority Revenue, State Guaranteed, Registered Bond
     Purchase Agreement, Series A-1 to A-21, Daily VRDN and Put, 1.30%, 3/01/03                  780,000       780,000
 New York State Job Development Authority Revenue, State Guaranteed, Series B-1
     Through B-9, Daily VRDN and Put, 1.30%, 3/01/03                                           3,835,000     3,835,000
 Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
     Structure, Series 2, Daily VRDN and Put, 1.40%, 5/01/19 ...................                 700,000       700,000
                                                                                                           -----------
                                                                                                            31,715,000
                                                                                                           -----------
 OREGON .1%
 Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 1.35%, 12/01/09 ....               3,000,000     3,000,000
                                                                                                           -----------
 PENNSYLVANIA
 Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 1.20%, 12/01/28             500,000       500,000
                                                                                                           -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                             PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
cSHORT TERM INVESTMENTS (CONT.)
 U.S. TERRITORIES
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
  Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ........            $ 1,700,000 $    1,700,000
                                                                                                        --------------
 WYOMING
 Uinta County PCR, Chevron USA Inc. Project, Refunding, Daily VRDN and Put, 1.25%, 8/15/20    1,500,000      1,500,000
                                                                                                        --------------
 TOTAL SHORT TERM INVESTMENTS (COST $108,100,000) ..............................                           108,100,000
                                                                                                        --------------
 TOTAL INVESTMENTS (COST $5,262,075,585) 98.2% .................................                         5,244,043,527
 OTHER ASSETS, LESS LIABILITIES 1.8% ...........................................                            97,274,953
                                                                                                        --------------
 NET ASSETS 100.0% .............................................................                        $5,341,318,480
                                                                                                        ==============



See glossary of terms on page 137.

a See Note 6 regarding defaulted securities.

b The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                                           YEAR ENDED FEBRUARY 28,
                                                                           -------------------------------------------------
CLASS A                                                                        2002     2001      2000C     1999      1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $11.70   $10.99    $11.96    $11.92    $11.61
                                                                           -------------------------------------------------
Income from investment operations:
 Net investment incomea .................................................       .57      .59       .60       .61       .63
 Net realized and unrealized gains (losses) .............................       .15      .71      (.96)      .05       .32
                                                                           -------------------------------------------------
Total from investment operations ........................................       .72     1.30      (.36)      .66       .95
                                                                           -------------------------------------------------
Less distributions from net investment income ...........................      (.57)    (.59)     (.61)d    (.62)     (.64)
                                                                           -------------------------------------------------
Net asset value, end of year ............................................    $11.85   $11.70    $10.99    $11.96    $11.92
                                                                           =================================================

Total returnb ...........................................................     6.35%   12.16%    (3.08)%    5.63%     8.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................  $731,972 $654,709  $617,407  $681,818  $636,929
Ratios to average net assets:
 Expenses ...............................................................      .65%     .67%      .65%      .65%      .66%
 Net investment income ..................................................     4.86%    5.24%     5.23%     5.06%     5.34%
Portfolio turnover rate .................................................     6.11%   20.19%    21.21%     5.43%    12.77%


CLASS B
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $11.74   $11.00    $10.89
                                                                           -----------------------------
Income from investment operations:
 Net investment incomea .................................................       .51      .54       .06
 Net realized and unrealized gains ......................................       .16      .73       .10
                                                                           -----------------------------
Total from investment operations ........................................       .67     1.27       .16
                                                                           -----------------------------
Less distributions from net investment income ...........................      (.51)    (.53)     (.05)
Net asset value, end of year ............................................    $11.90   $11.74    $11.00
                                                                           =============================
Total returnb ...........................................................     5.82%   11.81%     1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................   $36,461   $9,798      $226
Ratios to average net assets:
 Expenses ...............................................................     1.20%    1.21%     1.20%e
 Net investment income ..................................................     4.31%    4.64%     4.66%e
Portfolio turnover rate .................................................     6.11%   20.19%    21.21%



a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

d The fund made a capital gain distribution of $.003.

e Annualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONT.)

                                                                                            YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------------------------------------------------------------
CLASS C                                                                        2002     2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................  $11.77   $11.05    $12.03    $11.98    $11.66
                                                                            ------------------------------------------------
Income from investment operations:
 Net investment incomea ...................................................     .51      .53       .54       .54       .56
 Net realized and unrealized gains (losses) ...............................     .16      .72      (.98)      .06       .33
                                                                            ------------------------------------------------
Total from investment operations ..........................................     .67     1.25      (.44)      .60       .89
                                                                            ------------------------------------------------
Less distributions from net investment income .............................    (.51)    (.53)     (.54)c    (.55)     (.57)
                                                                            ------------------------------------------------
Net asset value, end of year ..............................................  $11.93   $11.77    $11.05    $12.03    $11.98
                                                                            ================================================

Total returnb .............................................................   5.81%   11.59%   (3.69)%     5.09%     7.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................... $74,104  $53,381   $46,403   $48,715   $28,139
Ratios to average net assets:
 Expenses .................................................................   1.20%    1.21%     1.20%     1.21%     1.21%
 Net investment income ....................................................   4.31%    4.69%     4.67%     4.50%     4.77%
Portfolio turnover rate ...................................................   6.11%   20.19%    21.21%     5.43%    12.77%





a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c The fund made a capital gain distribution of $.003.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                               PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.8%
 BONDS 98.8%
 Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 .................              $ 4,100,000 $  4,321,892
 Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 ..........                1,000,000    1,097,710
 Atlantic County Improvement Authority Luxury Tax Revenue,
 Convention Center Project, MBIA Insured, ETM, 7.40%, 7/01/16 ..................                9,500,000   11,962,780
 Atlantic County Utilities Authority, Solid Waste Revenue,
     7.00%, 3/01/08 ............................................................                2,000,000    1,998,040
     7.125%, 3/01/16 ...........................................................                6,600,000    6,600,726
 Bergen County Utility Authority Solid Waste System Revenue, Series A, FGIC Insured,
     6.25%, 6/15/11 ............................................................                1,325,000    1,367,307
 Branchburg Township Board of Education GO, FGIC Insured, 5.00%,
     7/15/26 ...................................................................                1,230,000    1,234,490
     7/15/27 ...................................................................                1,300,000    1,303,783
     7/15/28 ...................................................................                1,365,000    1,367,948
     7/15/29 ...................................................................                1,440,000    1,442,045
 Camden County Improvement Authority Health System Revenue, Catholic Health East,
     Series B, AMBAC Insured, 5.00%, 11/15/28 ..................................               11,600,000   11,531,444
 Cape May County IPC, Financing Authority Revenue, Atlantic City Electric Co.,
     Refunding, Series A, MBIA Insured, 6.80%, 3/01/21 .........................                5,400,000    6,759,180
 Carteret Board of Education COP, MBIA Insured,
     5.75%, 1/15/30 ............................................................                1,155,000    1,223,099
     Pre-Refunded, 6.25%, 4/15/19 ..............................................                2,750,000    3,082,228
 Church Street Corp. Keansburg Elderly Housing Mortgage Revenue, Refunding, 5.625%, 3/01/11     1,890,000    1,957,076
 Delaware River and Bay Development Authority Revenue,
     FGIC Insured, 5.25%, 1/01/26 ..............................................                9,000,000    9,066,600
     Series A, AMBAC Insured, 5.75%, 1/01/29 ...................................                4,000,000    4,253,840
 Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue, FSA Insured, 5.75%,
     1/01/22 ...................................................................                8,500,000    9,100,865
     1/01/26 ...................................................................               10,000,000   10,720,500
 East Orange GO, Water Utility, AMBAC Insured, 5.70%,
     6/15/23 ...................................................................                1,200,000    1,263,420
     6/15/24 ...................................................................                1,385,000    1,457,436
     6/15/25 ...................................................................                1,465,000    1,535,935
 Egg Harbor Township School District, Refunding, FGIC Insured, 5.125%, 7/15/24 .                4,870,000    4,930,242
 Freehold Township Board Education GO, MBIA Insured, 5.00%, 2/15/30 ............                1,500,000    1,501,020
 Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
     Waste Management Inc., Refunding,
     Project Series A, 6.85%, 12/01/29 .........................................                1,375,000    1,539,258
     Project Series B, 7.00%, 12/01/29 .........................................                1,250,000    1,390,038
 Hammonton School District GO, FGIC Insured, 5.00%,
     8/01/26 ...................................................................                1,155,000    1,159,597
     8/01/27 ...................................................................                1,215,000    1,218,852
 Higher Education Student Assistance Authority Student Loan Revenue, Series A,
     MBIA Insured, 6.15%, 6/01/19 ..............................................                2,500,000    2,676,025
 Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 ....                7,120,000    7,172,332
 Hoboken New Jersey Parking Authority Parking Revenue, 5.30%, 5/01/27 ..........                3,600,000    3,669,624
 Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site
     Project, Series A, 6.125%, 1/01/29 ........................................                6,510,000    6,249,014
 Jersey City GO,
     FSA Insured, 5.00%, 3/01/21 ...............................................                1,500,000    1,509,810
     Series A, FSA Insured, 5.625%, 3/01/20 ....................................                1,000,000    1,065,160
 Lafayette Yard Community Development Revenue, Hotel/Conference Center Project-Trenton Guaranteed,
     FGIC Insured, 5.00%, 4/01/25 ..............................................                1,750,000    1,755,005
     MBIA Insured, 6.00%, 4/01/29 ..............................................                1,750,000    2,017,785
     MBIA Insured, 5.80%, 4/01/35 ..............................................                2,520,000    2,870,960
 Middlesex County COP, MBIA Insured,
     5.00%, 8/01/31 ............................................................                3,250,000    3,230,013
     Pre-Refunded, 6.125%, 2/15/19 .............................................                1,300,000    1,408,264
 Middlesex County Improvement Authority Revenue, Administration Building Residential Project, FNMA Insured,
     5.25%, 7/01/21 ............................................................                  750,000      758,205
     5.35%, 7/01/34 ............................................................                1,575,000    1,586,372
 Middletown Township GO, Board of Education,
     MBIA Insured, 5.85%, 8/01/24 ..............................................                4,295,000    4,828,525
     MBIA Insured, 5.85%, 8/01/25 ..............................................                4,300,000    4,834,146
     Refunding, FSA Insured, 5.00%, 8/01/22 ....................................                2,500,000    2,513,525

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Monroe Township Municipal Utilities Authority Middlesex County Revenue,
     Refunding, FGIC Insured, 5.00%, 2/01/26 ...................................              $ 1,000,000  $ 1,002,090
 Montgomery Township School District GO, Refunding, MBIA Insured, 5.00%, 8/01/25                2,370,000    2,382,182
 New Jersey EDA,
     EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11                2,980,000    3,050,775
     Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10             6,370,000    6,539,824
     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04             1,930,000    1,976,590
     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07             2,720,000    2,798,064
     Lease Revenue, International Center for Public Health Project, University of Medicine
          and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .........................                5,000,000    5,411,000
     Market Transition Facilities Revenue, senior lien, Series A, MBIA Insured, 5.875%, 7/01/11 3,000,000    3,304,470
     Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A,
          AMBAC Insured, 6.25%, 8/01/24 ........................................                8,200,000    8,995,154
     PCR, Jersey Central Power and Light, 7.10%, 7/01/15                                          550,000      568,370
     School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 .....                1,640,000    1,711,274
     State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC
          Insured, 5.75%, 3/15/20 ..............................................                4,605,000    4,886,550
     Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ............                7,440,000    7,671,161
     Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A,
          MBIA Insured, 5.80%, 3/01/24 .........................................                1,000,000    1,050,790
     Water Facilities Revenue, Middlesex Water Co. Project, 7.25%, 7/01/21 .....                6,000,000    6,120,000
 New Jersey EDA Revenue,
     Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16        2,500,000    2,620,900
     Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 ......                5,110,000    5,321,758
     School Facilities Construction, Series A, AMBAC Insured, 5.00%, 6/15/21 ...               20,000,000   20,116,600
     Transportation Project, sub. leased, Series A, FSA Insured, 5.25%, 5/01/17                 5,000,000    5,165,150
     Transportation Project, sub. leased, Series A, FSA Insured, 5.00%, 5/01/18                 2,000,000    2,026,280
 New Jersey Health Care Facilities Financing Authority Revenue,
     Atlantic City Medical Center, Series C, 6.80%, 7/01/11 ....................                2,500,000    2,573,075
     Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ..........                7,500,000    7,467,450
     Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 .....                6,000,000    5,982,840
     Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 .........................                5,725,000    5,766,335
     Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ........                5,000,000    5,087,100
     Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 .........                1,200,000    1,088,004
     East Orange General Hospital, Series B, 7.75%, 7/01/20 ....................                4,970,000    4,722,941
     FHA Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 .............               10,370,000   10,306,225
     Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ......................                4,600,000    5,038,058
     Hackensack University Medical Center, 6.00%, 1/01/34 ......................               10,000,000   10,309,600
     Holy Name Hospital, 6.00%, 7/01/25 ........................................                3,000,000    3,022,650
     Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 .........................                3,000,000    3,056,340
     Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 ....                  975,000    1,013,337
     JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ......                7,855,000    7,843,689
     Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28                7,000,000    6,958,910
     Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ....                6,500,000    6,650,475
     Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 .....               20,000,000   20,186,400
     Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/16               4,900,000    5,438,657
     Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/24               8,250,000    9,156,923
     Newton Memorial Hospital, FSA Insured, 5.00%, 7/01/26 .....................                1,500,000    1,493,625
     Pascack Valley Hospital Association, 5.125%, 7/01/28 ......................                6,000,000    4,405,380
     Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ...................                5,000,000    5,214,300
     Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ...............                2,000,000    1,991,320
     St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 ....                8,000,000    7,999,440
     St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%, 7/01/16    1,000,000    1,069,110
     St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%, 7/01/26    1,000,000    1,083,800
     St. Peters University Hospital, Series A, 6.875%, 7/01/30 .................                1,500,000    1,587,855
 New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 ........                5,000,000    5,150,250
 New Jersey State Educational Facilities Authority Revenue,
     Bloomfield College, Series A, 6.85%, 7/01/30 ..............................                1,400,000    1,474,158
     Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20                 8,000,000    8,071,520
     FGIC Insured, 5.50%, 7/01/30 ..............................................                6,615,000    6,837,396
     Montclair State University, Series F, FGIC Insured, 5.00%, 7/01/31 ........                5,000,000    4,992,000
     New Jersey Institute of Technology, Refunding, Series A, MBIA Insured, 6.00%, 7/01/24      1,455,000    1,580,668

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New Jersey State Educational Facilities Authority Revenue, (cont.)
     New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15               $ 4,000,000  $ 4,374,000
     New Jersey Institute of Technology, Series G, MBIA Insured, 4.75%, 7/01/31                 2,000,000    1,905,640
     Ramapo College, Series D, 5.00%, 7/01/25 ..................................                1,000,000    1,002,890
     Ramapo College, Series D, 5.00%, 7/01/31 ..................................                1,500,000    1,497,600
     Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 ....................                3,000,000    3,101,040
     Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 ....................                9,810,000   11,080,493
     Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 ..................                2,000,000    1,996,800
     Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ....                1,870,000    1,874,021
     Stevens Institute of Technology, Series I, 5.00%, 7/01/18 .................                1,100,000    1,097,492
     Stevens Institute of Technology, Series I, 5.00%, 7/01/28 .................                1,575,000    1,521,230
     University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29                 2,700,000    2,714,337
 New Jersey State Highway Authority Garden State Parkway General Revenue, 6.20%, 1/01/10        5,000,000    5,725,050
 New Jersey State Housing and Mortgage Finance Agency MFHR,
   a GO, Series D, FSA Insured, 5.50%, 5/01/22 .................................                1,000,000    1,003,680
     Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 .......................                5,000,000    5,276,100
     Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 .......................               12,070,000   12,571,991
     Series A1, FSA Insured, 6.35%, 11/01/31 ...................................                2,000,000    2,116,640
     Series B, FSA Insured, 6.25%, 11/01/26 ....................................                2,000,000    2,117,100
     Series E1, FSA Insured, 5.70%, 5/01/20 ....................................                6,000,000    6,301,860
     Series E1, FSA Insured, 5.75%, 5/01/25 ....................................                2,830,000    2,948,436
 New Jersey State Housing and Mortgage Finance Agency Revenue,
     Home Buyer, Series CC, MBIA Insured, 5.875%, 10/01/31 .....................                5,000,000    5,147,200
     Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 .......................                4,815,000    4,969,850
     Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 .......................                3,960,000    4,111,312
     Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 ........................               12,000,000   12,346,440
     Section 8, Refunding, Series 1, 6.70%, 11/01/28 ...........................                  165,000      170,490
     Section 8, Refunding, Series A, 6.95%, 11/01/13 ...........................               12,400,000   12,684,084
     SFMR, Home Buyer, Series Z, MBIA Insured, 5.70%, 10/01/17 .................                6,325,000    6,580,783
 New Jersey State Sports and Exposition Authority Convention Center Luxury Tax, Series A,
     MBIA Insured, Pre-Refunded, 6.60%, 7/01/15 ................................                8,000,000    8,295,520
 New Jersey State Transportation Corp. COP, Federal Transportation Administration
     Grants, Series A, AMBAC Insured, 6.125%, 9/15/15 ..........................                2,000,000    2,262,780
 New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
     Refunding, Series B, MBIA Insured, 5.00%, 12/15/21 ........................               10,000,000   10,060,800
     Series A, FSA Insured, 4.75%, 6/15/16 .....................................                2,345,000    2,357,475
 New Jersey State Turnpike Authority, Turnpike Revenue, Series A, MBIA Insured,
     5.60%, 1/01/22 ............................................................                7,500,000    7,886,925
     5.50%, 1/01/25 ............................................................               16,300,000   16,938,634
 Newark Board of Education GO, MBIA Insured, 5.875%, 12/15/14 ..................                1,000,000    1,088,810
 North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%, 2/01/15        2,000,000    2,052,320
 North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
     8/01/22 ...................................................................                1,000,000    1,003,680
     8/01/31 ...................................................................                1,000,000      996,900
 North Plainfield Board of Education GO, FSA Insured, 4.875%, 8/15/25 ..........                1,020,000    1,003,864
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
     6.60%, 3/15/28 ............................................................                1,935,000    1,923,042
 Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC
     Insured, 5.75%, 12/01/22 ..................................................                8,925,000    9,549,929
 Passaic Valley Sewer Commissioners Sewer System Revenue, Refunding, Series D,
     AMBAC Insured, 5.80%, 12/01/18 ............................................                7,400,000    7,758,160
 Port Authority of New York and New Jersey Revenue,
     120th Series, MBIA Insured, 5.50%, 10/15/35 ...............................                5,000,000    5,099,300
     121st Series, MBIA Insured, 5.375%, 10/15/35 ..............................                3,000,000    3,055,110
     123rd Series, 5.00%, 1/15/36 ..............................................               10,000,000    9,728,900
     Consolidated 72nd Series, 7.35%, 10/01/27 .................................                7,000,000    7,267,890
     Consolidated 84th Series, 6.00%, 1/15/28 ..................................                1,125,000    1,163,711
     Consolidated 94th Series, 6.00%, 12/01/16 .................................                2,000,000    2,138,880
     Consolidated 94th Series, 6.00%, 6/01/17 ..................................                5,000,000    5,340,450
     Consolidated 109th Series, FSA Insured, 5.375%, 7/15/27 ...................                2,500,000    2,539,225
     Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 .................                5,000,000    4,999,950

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Port Authority of New York and New Jersey Special Obligation Revenue,
     4th Installment, Special Project, 6.75%, 10/01/11 .........................              $ 2,500,000 $  2,678,400
     John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 .                8,000,000    8,338,720
 Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 ..............................................                3,000,000    3,349,440
     Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ...............               15,755,000   15,922,633
     Public Improvement, Series A, 5.125%, 7/01/31 .............................                5,000,000    4,928,700
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series B, 6.00%, 7/01/39 ..................................................               10,000,000   11,692,000
     Series D, 5.375%, 7/01/36 .................................................                5,000,000    5,052,900
     Series D, 5.25%, 7/01/38 ..................................................                5,000,000    5,003,550
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds,
     Series A, 5.50%, 10/01/32 .................................................                1,000,000    1,057,900
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     7.90%, 7/01/07 ............................................................                  120,000      120,492
     7.75%, 7/01/08 ............................................................                1,350,000    1,355,265
     7.50%, 7/01/09 ............................................................                  100,000      100,360
     AMBAC Insured, 5.00%, 7/01/28 .............................................               20,000,000   19,969,600
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
     Refunding, 7.875%, 10/01/04 ...............................................                  605,000      609,060
 Puerto Rico Electric Power Authority Power Revenue,
     Series DD, MBIA Insured, 5.00%, 7/01/28 ...................................                5,000,000    4,992,400
     Series II, 5.25%, 7/01/31 .................................................               13,000,000   13,010,010
     Series T, 6.00%, 7/01/16 ..................................................               11,535,000   12,198,493
     Series X, 6.00%, 7/01/15 ..................................................                2,000,000    2,260,640
     Series X, Pre-Refunded, 6.125%, 7/01/21 ...................................                5,000,000    5,680,050
 Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ................................                3,715,000    3,720,350
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ....                  125,000      148,636
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33       1,000,000      995,220
 Puerto Rico PBA Revenue,
     Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 ............                2,000,000    1,999,860
     Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ..............               10,000,000   10,105,800
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
     MBIA Insured, 5.00%, 8/01/29 ..............................................                5,000,000    4,984,950
 Rutgers State University Revenue, Series A, 6.50%, 5/01/18 ....................                4,250,000    4,369,085
 Salem County IPC, Financing Authority Revenue, Public Services, Electric and Gas Co.,
     Refunding, Series D, MBIA Insured, 6.55%, 10/01/29 ........................                5,000,000    5,563,150
 South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured,
     5.50%, 8/01/24 ............................................................                1,720,000    1,763,482
 South Jersey Transportation Authority Transportation Systems Revenue, AMBAC Insured,
     5.00%, 11/01/29 ...........................................................               12,000,000   11,999,160
 Union County Utilities Authority Solid Waste Revenue, sub. leased, Ogden Martin,
     Series A, AMBAC Insured, 5.35%, 6/01/23 ...................................                2,785,000    2,827,388
 University of Medicine and Dentistry COP, Series A, MBIA Insured, 5.00%, 9/01/22               1,700,000    1,703,774
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ..................................................................                2,500,000    2,610,100
     10/01/18 ..................................................................                3,045,000    3,120,090
     10/01/22 ..................................................................                2,000,000    2,012,120
 West Orange County Board of Education COP, MBIA Insured, 5.625%, 10/01/29 .....                2,000,000    2,105,880
 Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 ..........................                1,220,000    1,226,264
                                                                                                         -------------
 TOTAL BONDS ...................................................................                           832,195,665
                                                                                                         -------------
 ZERO COUPON BONDS
 Middlesex County COP, MBIA Insured, 6/15/24 ...................................                1,000,000      317,280
                                                                                                         -------------
 TOTAL LONG TERM INVESTMENTS (COST $792,044,022) ...............................                           832,512,945
                                                                                                         -------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
bSHORT TERM INVESTMENTS .7%
 New Jersey EDA, EDR, Stolthaven Project, Refunding, Series A, Daily VRDN and
     Put, 1.25%, 1/15/18 .......................................................              $  395,000  $     395,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
     Insured, Weekly VRDN and Put, .95%, 12/01/15 ..............................               4,300,000      4,300,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put,1.00%, 7/01/28 ...............                 100,000        100,000
 Union County IPC, Financing Authority Revenue, Exxon Project, Refunding, Daily
     VRDN and Put, 1.05%, 10/01/24 .............................................                 800,000        800,000
                                                                                                          -------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,595,000) ................................                              5,595,000
                                                                                                          -------------
 TOTAL INVESTMENTS (COST $797,639,022) 99.5% ...................................                            838,107,945
 OTHER ASSETS, LESS LIABILITIES .5% ............................................                              4,429,470
                                                                                                          -------------
 NET ASSETS 100.0% .............................................................                          $ 842,537,415
                                                                                                          =============





See glossary of terms on page 137.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN OREGON TAX-FREE INCOME FUND

                                                                                            YEAR ENDED FEBRUARY 28,
                                                                           -------------------------------------------------
CLASS A                                                                        2002     2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $11.42   $10.81    $11.83    $11.86    $11.55
                                                                           -------------------------------------------------
Income from investment operations:
 Net investment incomea .................................................       .55      .58       .58       .59       .62
 Net realized and unrealized gains (losses) .............................       .11      .61     (1.02)     (.01)      .31
                                                                           -------------------------------------------------
Total from investment operations ........................................       .66     1.19      (.44)      .58       .93
                                                                           -------------------------------------------------
Less distributions from net investment income ...........................      (.56)    (.58)     (.58)     (.61)     (.62)
                                                                           -------------------------------------------------
Net asset value, end of year ............................................    $11.52   $11.42    $10.81    $11.83    $11.86
                                                                           =================================================

Total returnb ...........................................................     5.95%   11.25%   (3.76)%     5.12%     8.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................  $513,733 $457,613  $432,675  $483,664  $427,022
Ratios to average net assets:
 Expenses ...............................................................      .67%     .67%      .66%      .67%      .67%
 Net investment income ..................................................     4.79%    5.20%     5.16%     5.00%     5.33%
Portfolio turnover rate .................................................    19.36%   16.22%    24.58%    10.65%    12.18%


CLASS C
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $11.50   $10.88    $11.90    $11.92    $11.61
                                                                           -------------------------------------------------
Income from investment operations:
 Net investment incomea .................................................       .49      .52       .52       .53       .56
 Net realized and unrealized gains (losses) .............................       .12      .62     (1.02)                .31
                                                                           -------------------------------------------------
Total from investment operations ........................................       .61     1.14      (.50)      .53       .87
                                                                           -------------------------------------------------
Less distributions from net investment income ...........................      (.50)    (.52)     (.52)     (.55)     (.56)
                                                                           -------------------------------------------------
Net asset value, end of year ............................................    $11.61   $11.50    $10.88    $11.90    $11.92
                                                                           =================================================
Total returnb ...........................................................     5.50%   10.58%   (4.36)%     4.59%     7.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................   $56,449  $38,733   $34,071   $32,962   $15,946
Ratios to average net assets:
 Expenses ...............................................................     1.22%    1.22%     1.21%     1.23%     1.22%
 Net investment income ..................................................     4.24%    4.65%     4.62%     4.44%     4.74%
Portfolio turnover rate .................................................    19.36%   16.22%    24.58%    10.65%    12.18%




a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                               PRINCIPAL
 FRANKLIN OREGON TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.7%
 BONDS 95.5%
 Bay Area Health District Hospital Facility Authority, Health Facilities Revenue,
     Evergreen Court Project, 7.25%, 10/01/14 ..................................              $ 2,000,000  $ 2,048,400
 Bend Sewer Revenue, AMBAC Insured, 5.375%, 10/01/20 ...........................                1,550,000    1,600,964
 Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project, Refunding,
     5.20%, 10/01/17 ...........................................................                4,000,000    3,999,840
     5.125%, 10/01/28 ..........................................................                4,500,000    4,247,595
 Clackamas County GO, School District No. 86, 5.25%, 6/15/20 ...................                3,000,000    3,066,240
 Clackamas County Health Facilities Authority Hospital Revenue, Adventist Health,
     Refunding, Series A, MBIA Insured, 6.35%, 3/01/09 .........................                4,945,000    5,054,482
 Clackamas County Hospital Facilities Authority Revenue,
     Gross Willamette Falls, Refunding, 5.75%, 4/01/15 .........................                2,250,000    2,253,128
     Jennings Lodge Project, 7.50%, 10/20/31 ...................................                2,990,000    3,011,259
     Kaiser Permanente, Series A, 6.50%, 4/01/11 ...............................                1,635,000    1,657,367
     Kaiser Permanente, Series A, 5.375%, 4/01/14 ..............................                2,500,000    2,598,550
     Sisters of Providence Project, 8.125%, 10/01/07 ...........................                   90,000       90,392
     Willamette Falls Hospital Project, 6.00%, 4/01/19 .........................                1,000,000    1,004,800
     Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ..................                  500,000      511,600
     Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ..................                1,500,000    1,521,645
 Clackamas County School District No.108 GO, FSA Insured, 5.00%, 6/15/25 .......                5,000,000    4,979,200
 Curry County School District No. 17C Brookings Harbor GO, 5.375%, 12/15/20 ....                2,750,000    2,836,130
 Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured,
     5.125%, 6/15/21 ...........................................................                3,500,000    3,544,870
 Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles
     Medical Center, 6.00%, 1/01/13 ............................................                3,000,000    3,115,950
 Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities,
     Series B, MBIA Insured, 6.00%, 11/15/15 ...................................                1,950,000    2,133,027
 Eugene Electric Utility Revenue, Refunding, Series B, FSA Insured, 5.00%, 8/01/26              4,945,000    4,910,286
 Eugene Public Safety Facilities GO, FGIC Insured, 5.70%, 6/01/16 ..............                  500,000      530,805
 Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 ..............                  660,000      668,382
 Gresham Stormwater Revenue, FGIC Insured, 5.30%, 5/01/21 ......................                1,190,000    1,220,286
 Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 ...........................................................                  750,000      778,995
     6.70%, 10/01/23 ...........................................................                1,900,000    1,962,377
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/12 .........                  825,000      864,559
 Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Asset Guaranteed, 5.375%,
     10/01/26 ..................................................................                2,000,000    2,031,440
     10/01/31 ..................................................................                2,000,000    2,022,180
 Jackson County School District No. 4 GO, Phoenix-Talent District, FSA Insured, 5.00%, 6/15/20  2,000,000    2,004,260
 Jackson County School District No. 9 Eagle Point GO, 5.00%,
     6/15/20 ...................................................................                1,680,000    1,687,308
     6/15/21 ...................................................................                1,500,000    1,503,195
 Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
     7.00%, 6/01/02 ............................................................                  415,000      418,511
     7.25%, 6/01/06 ............................................................                2,310,000    2,348,600
 Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 ..........               11,575,000   12,009,757
 Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ........................                2,425,000    2,442,824
 Linn County Community School District No. 9 GO, MBIA Insured, 5.375%, 6/15/30 .                5,000,000    5,517,150
 Linn County School District No. 55 GO, Sweet Home, FSA Insured, 5.00%, 6/15/29                 1,000,000      988,180
 Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured,
     7.50%, 10/20/25 ...........................................................                1,200,000    1,321,428
 Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured, 5.00%,
     8/15/18 ...................................................................                8,000,000    8,059,120
     8/15/24 ...................................................................                5,300,000    5,264,490
 Multnomah County COP, Series A, 4.75%, 8/01/16 ................................                1,000,000    1,007,410
 Multnomah County Educational Facilities Revenue, University of Portland Project,
     6.00%, 4/01/25 ............................................................                2,000,000    2,061,760
 Multnomah County School District No. 40 GO, FSA Insured, 5.00%, 12/01/20 ......                3,490,000    3,506,927
 Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
     5.00%, 6/15/21 ............................................................                5,000,000    5,018,050
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
     6.60%, 3/15/28 ............................................................                3,345,000    3,324,328
 Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary
     Dam Fishway Project, 5.20%, 12/01/24 ......................................                5,000,000    5,013,050
 Oak Lodge Water District GO, AMBAC Insured,
     7.40%, 12/01/08 ...........................................................                  215,000      241,312
     7.50%, 12/01/09 ...........................................................                  215,000      241,875
 Ontario Catholic Health Revenue, Dominican Sisters Holy Rosary, 6.10%, 11/15/17                1,500,000    1,545,930

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN OREGON TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Oregon Board Higher Education GO, Refunding, 5.00%, 8/01/31 ...................              $ 2,000,000  $ 1,972,600
 Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 .....................                4,000,000    4,579,200
 Oregon State Department of Administrative Services COP,
     Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 ........................               10,000,000    9,986,000
     Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ........................                7,500,000    7,447,500
     Series A, AMBAC Insured, 6.00%, 5/01/26 ...................................                2,000,000    2,305,480
 Oregon State Department of General Services COP,
     Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 .........................                1,000,000    1,031,140
     Series G, AMBAC Insured, 6.25%, 9/01/15 ...................................                  750,000      775,485
 Oregon State Department of Transportation Revenue, Regional Light Rail Federal Westside Project, MBIA Insured,
     6.10%, 6/01/07 ............................................................                2,000,000    2,185,720
     6.20%, 6/01/08 ............................................................                2,500,000    2,735,825
     6.25%, 6/01/09 ............................................................                1,750,000    1,921,010
 Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 .               14,000,000   13,519,940
 Oregon State GO,
     Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 ........                6,000,000    5,940,120
     Board of Higher Education, Series A, 5.65%, 8/01/27 .......................                4,440,000    4,626,125
     Board of Higher Education, Series C, 5.65%, 8/01/27 .......................                1,460,000    1,521,203
     Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ..........                  910,000      963,827
     Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ..........                  455,000      477,923
     Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 .........                1,950,000    1,969,461
     Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ..........                1,410,000    1,473,337
     Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ..........                2,015,000    2,196,914
     Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 .........                2,155,000    2,236,761
     Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ..........                6,000,000    6,230,640
     State Board of Higher Education, Series A, 5.60%, 8/01/25 .................                8,000,000    8,339,040
     State Board of Higher Education, Series A, 5.50%, 8/01/29 .................                2,000,000    2,063,600
     Veteran's Welfare, Series 75, 5.85%, 10/01/15 .............................                  650,000      680,414
     Veteran's Welfare, Series 75, 5.875%, 10/01/18 ............................                  370,000      384,286
     Veteran's Welfare, Series 75, 6.00%, 4/01/27 ..............................                1,935,000    2,003,286
     Veteran's Welfare, Series 76A, 6.05%, 10/01/28 ............................                2,435,000    2,632,844
     Veteran's Welfare, Series 77, 5.30%, 10/01/29 .............................                3,745,000    3,791,438
     Veteran's Welfare, Series 80A, 5.70%, 10/01/32 ............................                6,000,000    6,268,380
 Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue,
     Lewis and Clark College Project, Series A, MBIA Insured, 6.125%, 10/01/24 .               10,500,000   11,486,895
     Peacehealth, AMBAC Insured, 5.00%, 11/15/26 ...............................                8,000,000    7,898,800
     Reed College Project, Series A, 5.75%, 7/01/32 ............................               10,735,000   11,182,005
 Oregon State Housing and Community Services Department HFR, Multi-Unit,
     Series A, FHA Insured, 6.80%, 7/01/13 .....................................                6,710,000    6,870,705
     Series C, FHA Insured, 6.85%, 7/01/22 .....................................                  180,000      182,646
 Oregon State Housing and Community Services Department MFR, Housing, Series A, 6.15%, 7/01/21    910,000      958,494
 Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
     Series A, 6.35%, 7/01/14 ..................................................                2,240,000    2,342,256
     Series A, 6.40%, 7/01/18 ..................................................                  890,000      927,798
     Series A, 6.45%, 7/01/26 ..................................................                2,185,000    2,266,195
     Series B, 6.875%, 7/01/28 .................................................                7,855,000    8,046,505
     Series C, 6.20%, 7/01/15 ..................................................                1,605,000    1,670,324
     Series C, 6.40%, 7/01/26 ..................................................                  715,000      741,276
     Series D, 6.80%, 7/01/27 ..................................................                1,750,000    1,772,663
     Series H, FHA Insured, 5.75%, 7/01/30 .....................................                4,975,000    5,119,623
 Oregon State Housing and Community Services Department, MFHR, Series B, 6.00%, 7/01/31         5,000,000    5,175,950
 Polk Marion and Benton Counties GO, School District No. 13J, FSA Insured, 5.80%, 6/15/20       1,985,000    2,135,959
 Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ..............                  945,000      946,408
 Port of Portland Airport Revenue, Portland International Airport, Refunding, Series D, FGIC
      Insured, 5.00%, 7/01/23 ..................................................                3,000,000    2,870,850
 Port of Portland International Airport Revenue, Portland International Airport,
     Series A, AMBAC Insured, 5.50%, 7/01/24 ...................................               22,000,000   22,439,553
     Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .....................                2,800,000    3,343,088

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN OREGON TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Port of Portland International Airport Revenue, Portland International Airport, (cont.)
     Series 12C, FGIC Insured, 5.00%, 7/01/18 ..................................              $ 1,500,000  $ 1,488,330
     Series 12C, FGIC Insured, 5.00%, 7/01/28 ..................................                1,500,000    1,412,100
 Port of Portland International Airport Special Obligation Revenue, Delta Airlines
     Inc. Project, 6.20%, 9/1/22 ...............................................                4,000,000    3,368,400
 Port St. Helens PCR,
     Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ...................                7,750,000    7,223,310
     Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ...........                3,600,000    2,978,208
 Portland Community College District GO, Series B, 5.00%,
     6/01/20 ...................................................................                7,185,000    7,221,428
     6/01/21 ...................................................................                6,290,000    6,303,335
 Portland GO, Central City Streetcar Project, Series A, 4.75%, 4/01/21 .........                3,600,000    3,455,856
 Portland Housing Authority MFR,
     Berry Ridge Project, 6.30%, 5/01/29 .......................................                1,500,000    1,548,345
     Housing-Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ..                2,000,000    2,071,280
 Portland Housing Authority Revenue, 7.10%, 7/01/15 ............................                1,000,000    1,031,260
 Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16                635,000      636,975
 Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ........                1,000,000    1,037,680
 Portland MFR, Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37     3,200,000    3,248,384
 Portland Revenue, Limited Tax, Series A,
     5.00%, 4/01/18 ............................................................                1,000,000    1,007,770
     5.00%, 6/01/24 ............................................................               10,000,000    9,985,900
     MBIA Insured, 5.125%, 6/01/30 .............................................                6,315,000    6,341,965
 Portland Sewer System Revenue, Series A, Pre-Refunded, 6.25%, 6/01/15 .........                9,100,000    9,980,789
 Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center,
     Series A, AMBAC Insured, 5.50%, 6/15/20 ...................................                3,000,000    3,132,660
     Downtown Waterfront, Refunding, Series L, 6.40%, 6/01/08 ..................                3,045,000    3,067,655
     Downtown Waterfront, Series L, Pre-Refunded, 6.40%, 6/01/08 ...............                2,510,000    2,540,045
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 ..............................................                   65,000       75,717
 Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 ..............................................                1,000,000    1,116,480
     Public Improvement, Series A, 5.125%, 7/01/31 .............................               15,000,000   14,786,100
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,
     7/01/26 ...................................................................                4,275,000    4,356,824
     7/01/36 ...................................................................               13,000,000   13,469,300
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
     Revenue, Series D, 7.75%, 7/01/08 .........................................               10,000,000   10,105,800
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
     Series A, 7.75%, 7/01/08 ..................................................                  280,000      281,092
 Puerto Rico Electric Power Authority Power Revenue, Series II,
     5.25%, 7/01/31 ............................................................               12,000,000   12,009,240
     FSA Insured, 5.125%, 7/01/26 ..............................................                9,150,000    9,255,225
 Puerto Rico Electric Power Authority Revenue, Series X, 6.00%, 7/01/15 ........                2,500,000    2,825,800
 Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26  395,000      469,691
 Puerto Rico PBA Revenue, Public Education and Health Facilities, Refunding,
     Series M, 5.75%, 7/01/15 ..................................................                2,500,000    2,623,400
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     5.50%, 8/01/29 ............................................................                5,000,000    5,106,950
 Salem Educational Facilities Revenue, Willamette University, Refunding, 6.10%, 4/01/14         1,000,000    1,042,010
 Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 ......................                9,500,000    9,562,320
 Tri-County Metropolitan Transportation District Revenue, Limited Obligation,
     Airport Light Rail, Series 1, 5.65%, 6/01/29 ..............................               14,080,000   14,538,867
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ..................................................................                1,635,000    1,707,005
     10/01/18 ..................................................................                2,400,000    2,459,184
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
     7/01/18 ...................................................................                2,500,000    2,470,225
     7/01/21 ...................................................................                1,400,000    1,333,220
 Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured,
     5.00%, 10/01/19 ...........................................................                3,905,000    3,946,315
 Washington County GO, 5.00%, 6/01/26 ..........................................               10,000,000    9,874,700
 Washington County School District No. 88 GO, J Sherwood, FSA Insured, 6.10%, 6/01/12             190,000      205,717
 Washington County Unified Sewer Agency Revenue, senior lien, Series A,
     AMBAC Insured, 6.20%, 10/01/10 ............................................                  470,000      510,599
     AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .............................                1,000,000    1,096,820
     Pre-Refunded, 6.20%, 10/01/10 .............................................                3,530,000    3,878,376

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN OREGON TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Washington Multnomah and Yamhill Counties School District No. 1 J Hillsboro GO,
     FSA Insured, 5.60%, 4/01/20 ...............................................              $ 1,000,000 $  1,052,290
 Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters
     of St. Joseph of Peace Health and Hospital Services, Refunding, MBIA Insured,
     5.875%, 8/01/12 ...........................................................                4,400,000    4,749,668
                                                                                                          ------------
 TOTAL BONDS                                                                                               544,418,316
                                                                                                          ------------
 ZERO COUPON BONDS 2.2%
 Linn County Community School District No. 9 GO, Lebanon, FGIC Insured, zero cpn. to 12/15/03,
     5.55% thereafter, 6/15/21 .................................................                1,155,000    1,081,646
     5.60% thereafter, 6/15/30 .................................................                7,495,000    6,961,881
 Oregon Health Sciences University Revenue, Capital Appreciation, Refunding,
     Series A, MBIA Insured, 7/01/21 ...........................................               11,480,000    4,185,952
 Portland GO, Limited Tax, Series B, 6/01/21 ...................................                1,000,000      366,220
                                                                                                          ------------
 TOTAL ZERO COUPON BONDS                                                                                    12,595,699
                                                                                                          ------------
 TOTAL LONG TERM INVESTMENTS (COST $539,355,705)                                                           557,014,015
                                                                                                          ------------
aSHORT TERM INVESTMENTS 1.1%
 Multnomah County Higher Educational Revenue, Concordia University Portland
     Project, Daily VRDN and Put, 1.35%, 12/01/29 ..............................                4,040,000    4,040,000
 Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 1.35%, 12/01/09 ....                  360,000      360,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
     Insured, Weekly VRDN and Put, .95%, 12/01/15 ..............................                1,000,000    1,000,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
     Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .....                1,000,000    1,000,000
                                                                                                          ------------
 TOTAL SHORT TERM INVESTMENTS (COST $6,400,000) ................................                             6,400,000
                                                                                                          ------------
 TOTAL INVESTMENTS (COST $545,755,705) 98.8% ...................................                           563,414,015
 OTHER ASSETS, LESS LIABILITIES 1.2% ...........................................                             6,767,923
                                                                                                          ------------
 NET ASSETS 100.0% .............................................................                          $570,181,938
                                                                                                          ------------




See glossary of terms on page 137.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                                                            YEAR ENDED FEBRUARY 28,
                                                                           ------------------------------------------------
CLASS A                                                                        2002     2001      2000C     1999      1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $10.12   $ 9.55    $10.52    $10.56    $10.39
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment incomea .................................................       .52      .53       .53       .55       .58
 Net realized and unrealized gains (losses) .............................       .17      .56      (.97)     (.02)      .32
                                                                           ------------------------------------------------
Total from investment operations ........................................       .69     1.09      (.44)      .53       .90
                                                                           ------------------------------------------------
Less distributions from:
 Net investment income ..................................................      (.52)    (.52)     (.53)     (.56)     (.59)
 Net realized gains .....................................................        --       --        --d     (.01)     (.14)
                                                                           ------------------------------------------------
Total distributions .....................................................      (.52)    (.52)     (.53)     (.57)     (.73)
                                                                           ------------------------------------------------
Net asset value, end of year ............................................    $10.29   $10.12    $ 9.55    $10.52    $10.56
                                                                           ================================================

Total returnb ...........................................................     7.01%   11.73%   (4.24)%     5.11%     8.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................  $676,684 $649,603  $639,004  $758,942  $713,141
Ratios to average net assets:
 Expenses ...............................................................      .67%     .67%      .66%      .65%      .65%
 Net investment income ..................................................     5.07%    5.40%     5.32%     5.17%     5.49%
Portfolio turnover rate .................................................    11.23%    7.56%    24.21%    11.11%    12.74%


CLASS B
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $10.13   $ 9.55     $9.47
                                                                            -----------------------------
Income from investment operations:
 Net investment incomea .................................................       .46      .48       .04
 Net realized and unrealized gains ......................................       .18      .57       .08
                                                                            -----------------------------
Total from investment operations ........................................       .64     1.05       .12
                                                                            -----------------------------
Less distributions from net investment income ...........................      (.46)    (.47)     (.04)
                                                                            -----------------------------
Net asset value, end of year ............................................    $10.31   $10.13     $9.55
                                                                            =============================

Total returnb ...........................................................     6.50%   11.23%     1.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................   $16,408   $3,205      $186
Ratios to average net assets:
 Expenses ...............................................................     1.22%    1.22%     1.21%e
 Net investment income ..................................................     4.50%    4.85%     5.06%e
Portfolio turnover rate .................................................    11.23%    7.56%    24.21%



a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

d The fund made a capital gain distribution of $.0002.

e Annualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONT.)

                                                                                           YEAR ENDED FEBRUARY 28,
                                                                            ------------------------------------------------
CLASS C                                                                       2002     2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $10.18   $ 9.60    $10.57    $10.61    $10.43
                                                                            ------------------------------------------------
Income from investment operations:
 Net investment incomea ..................................................      .46      .48       .48       .49       .52
 Net realized and unrealized gains (losses) ..............................      .17      .57      (.97)     (.03)      .33
                                                                            ------------------------------------------------
Total from investment operations .........................................      .63     1.05      (.49)      .46       .85
                                                                            ------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.46)    (.47)     (.48)     (.49)     (.53)
 Net realized gains ......................................................       --       --        --c     (.01)     (.14)
                                                                            ------------------------------------------------
Total distributions ......................................................     (.46)    (.47)     (.48)     (.50)     (.67)
                                                                            ------------------------------------------------
Net asset value, end of year .............................................   $10.35   $10.18    $ 9.60    $10.57    $10.61
                                                                            ================================================

Total returnb ............................................................    6.38%   11.18%   (4.76)%     4.50%     8.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................  $55,692  $43,907   $40,973   $41,917   $25,899
Ratios to average net assets:
 Expenses ................................................................    1.22%    1.22%     1.21%     1.21%     1.21%
 Net investment income ...................................................    4.52%    4.85%     4.77%     4.61%     4.89%
Portfolio turnover rate ..................................................   11.23%    7.56%    24.21%    11.11%    12.74%



a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c The fund made a capital gain distribution of $.0002.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                              PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.7%
 BONDS 97.9%
 Allegheny County Airport Authority Airport Revenue, Pittsburgh International
     Airport, Refunding, 5.75%, 1/01/18 ........................................              $ 1,000,000   $ 1,050,710
 Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding,
     Series B, MBIA Insured, 5.00%, 1/01/19 ....................................                6,000,000     6,027,120
 Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ..........................                4,000,000     3,935,920
 Allegheny County Higher Education Building Authority Revenue, Duquesne University
     Project, AMBAC Insured, 5.00%, 3/01/21 ....................................                1,000,000     1,003,070
 Allegheny County Hospital Development Authority Revenue,
     Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded,
        6.25%, 9/01/20 .........................................................               10,000,000    11,132,500
     Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%, 5/01/26     1,700,000     1,795,896
     Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 ..........                4,500,000     4,597,200
     Health System, Series A, MBIA Insured, 6.50%, 11/15/30 ....................               10,000,000    11,297,800
     University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured,
        5.625%, 4/01/27 ........................................................               10,450,000    10,822,020
 Allegheny County IDAR,
     Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 ...........                2,000,000     2,017,640
     Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ..........               10,000,000     9,378,500
     Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ...........                7,530,000     7,160,427
     Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15                1,000,000     1,029,490
 Allegheny County Port Authority Special Revenue,
     Transportation, FGIC Insured, 5.00%, 3/01/25 ..............................                6,000,000     5,943,300
     Transportation, FGIC Insured, 5.00%, 3/01/29 ..............................               11,500,000    11,299,210
     Transportation Project, MBIA Insured, 6.125%, 3/01/29 .....................               15,000,000    17,308,050
 Allegheny County RDA, Tax Increment Revenue, Robinson Mall Project,
     Series A, 7.00%, 11/01/17 .................................................                8,500,000     8,902,900
     Series B, 6.875%, 11/01/17 ................................................                2,600,000     2,723,005
 Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11              1,555,000     1,614,416
 Allegheny County Residential Finance Authority Mortgage Revenue,
     Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured,
        6.35%, 10/01/36 ........................................................                1,890,000     1,954,335
     Lexington Home, Series E, 7.125%, 2/01/27 .................................                3,505,000     3,510,643
     MFMR, Series D, FHA Insured, 7.50%, 6/01/33 ...............................                1,400,000     1,414,798
     SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 ............................                4,990,000     5,159,560
     SF, Series II-2, GNMA Secured, 5.90%, 11/01/32 ............................                1,345,000     1,384,341
     SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ...........................                  560,000       570,052
     SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ...........................                1,940,000     1,954,531
     SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 ..............................                  810,000       831,214
 Armstrong County GO, MBIA Insured, 5.40%, 6/01/31 .............................                2,500,000     2,563,750
 Beaver County Hospital Authority Revenue, Beaver County Medical Center Inc.,
      AMBAC Insured, Pre-Refunded, 6.625%, 7/01/10 .............................                5,000,000     5,185,300
 Bensalem Township GO, Refunding, FGIC Insured, 5.75%, 12/01/16 ................                3,000,000     3,274,710
 Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18           4,000,000     4,411,680
 Berwick Area School District GO, Series A, 5.00%, 10/01/25 ....................                1,000,000       991,750
 Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects,
     Series A, 6.60%, 3/01/19 ..................................................                2,500,000     2,585,550
 Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 .............................                3,675,000     3,672,170
 Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 .......                2,000,000     1,648,520
 Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding, Series A,
     MBIA Insured, 5.80%, 11/01/20 .............................................                5,000,000     5,301,500
 Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..                4,000,000     4,306,840
 Chartiers Valley Industrial and Commercial Development Authority First Mortgage
     Revenue, Asbury Place Project, Pre-Refunded, 6.50%, 2/01/36 ...............                4,250,000     4,805,008
 Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
     5.40%, 7/01/07 ............................................................                1,000,000       967,180
     5.55%, 7/01/09 ............................................................                2,365,000     2,263,329
     5.60%, 7/01/10 ............................................................                  600,000       566,754
     5.75%, 7/01/12 ............................................................                1,795,000     1,672,994
     5.75%, 7/01/17 ............................................................                  700,000       624,519
     5.625%, 7/01/21 ...........................................................                1,500,000     1,281,750
 Council Rock School District GO, Series A, MBIA Insured, 5.00%, 11/15/22 ......                5,180,000     5,183,574
 Cumberland County Municipal Authority College Revenue, Dickinson College Series A,
     AMBAC Insured, 5.50%, 11/01/30 ............................................                1,200,000     1,245,924
 Dauphin County General Authority Health System Revenue, Pinnacle Health System
     Project, Refunding, MBIA Insured, 5.50%, 5/15/17 ..........................                2,000,000     2,079,180
 Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project, Refunding,
     Series A, MBIA Insured, 6.50%, 7/01/12 ....................................                4,500,000     4,652,865
     Series B, MBIA Insured, ETM, 6.25%, 7/01/16 ...............................                5,000,000     5,783,400
 Dauphin County General Authority Revenue, Sub. Series 3, AMBAC Insured, 4.75%, 6/01/26         1,000,000     1,069,460

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Deer Lakes School District GO, Series A, FSA Insured, 5.00%, 1/15/23 ..........              $ 1,000,000   $   998,650
 Delaware County Authority College Revenue,
     Cabrini College, Asset Guaranteed, 5.875%, 7/01/29 ........................                6,385,000     6,659,938
     Eastern College, Series C, 5.625%, 10/01/28 ...............................                2,210,000     2,128,849
     Haverford College, 5.75%, 11/15/29 ........................................                3,500,000     3,708,285
     Haverford College, 6.00%, 11/15/30 ........................................                1,750,000     1,907,990
 Delaware County Authority Healthcare Revenue, Mercy Health Corp. Southeastern,
     Series B, Pre-Refunded, 6.00%, 11/15/07 ...................................                6,780,000     7,286,737
 Delaware County Authority Revenue,
     Dunwoody Village Project, 6.25%, 4/01/30 ..................................                1,800,000     1,846,872
     Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 .......               10,800,000    11,859,264
 Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%, 6/01/29    2,000,000     2,160,600
 Delaware County University Authority Revenue, Villanova University, Series A,
     MBIA Insured, 5.00%, 12/01/28 .............................................                3,000,000     2,951,940
 Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
     AMBAC Insured, 5.60%, 7/01/17 .............................................                5,000,000     5,533,450
 Erie County Hospital Authority Revenue,
     Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 .                3,660,000     3,347,436
     St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22                 7,000,000     7,234,990
 Erie County IDA, Environmental Improvement Revenue, International Paper Co. Project,
     Refunding, Series B, 6.00%, 9/01/16 .......................................                  600,000       631,836
 Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 ..............................                5,000,000     5,060,250
 Erie School District GO, AMBAC Insured, 5.80%, 9/01/29 ........................                3,000,000     3,415,530
 Erie-Western Pennsylvania Port Authority General Revenue, 6.875%, 6/15/16 .....                  920,000       975,246
 Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 .                3,635,000     3,627,439
 Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 ......                4,455,000     4,449,209
 Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%, 7/01/27 2,475,000     2,167,927
 Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17               1,250,000     1,272,513
 Lancaster County Hospital Authority Revenue, Health Center,
     Masonic Homes Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 ..........                1,600,000     1,599,888
     Willow Valley Retirement Project, 5.875%, 6/01/21 .........................                1,000,000     1,003,200
 Latrobe IDAR, Saint Vincent College Project, 5.70%, 5/01/31 ...................                1,500,000     1,510,950
 Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital
     Project, Refunding, 6.00%, 11/15/18 .......................................                2,500,000     2,425,450
 Lehigh County General Purpose Authority Revenue,
     Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27            5,000,000     5,012,150
     Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28             4,000,000     3,896,880
     Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19              2,750,000     2,811,078
     Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%, 7/01/15                 1,000,000     1,070,400
     Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 ........                5,800,000     6,376,810
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
     Series A, MBIA Insured, 6.40%, 11/01/21 ...................................                5,000,000     5,245,500
     Series A, MBIA Insured, 6.15%, 8/01/29 ....................................                5,550,000     6,097,896
     Series B, MBIA Insured, 6.40%, 9/01/29 ....................................               10,000,000    11,056,500
 Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project, Refunding, Series A, AMBAC Insured,
     7.00%, 12/01/17 ...........................................................                5,000,000     5,602,700
     6.05%, 1/01/19 ............................................................                4,750,000     4,864,808
 Lycoming County Authority College Revenue, Pennsylvania College of Technology,
     Refunding, AMBAC Insured, 5.35%, 7/01/26 ..................................                2,400,000     2,447,136
 Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ...............................                2,000,000     1,960,580
 Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 ......                5,000,000     5,347,850
 Montgomery County GO, 5.00%, 9/15/22 ..........................................                3,335,000     3,357,578
 Montgomery County Higher Education and Health Authority Revenue,
     Faulkeways At Gwynedd Project, 6.75%, 11/15/24 ............................                  400,000       417,024
     Faulkeways At Gwynedd Project, 6.75%, 11/15/30 ............................                1,000,000     1,043,240
     St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 ...                1,750,000     1,845,288
 Montgomery County IDA, Retirement Community Revenue,
     Act Retirement-Life Communities, 5.25%, 11/15/28 ..........................                5,000,000     4,609,400
     Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 .....                4,850,000     4,901,604
     Adult Community Total Services, Series B, 5.75%, 11/15/17 .................                3,000,000     3,042,930
 Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 .....................               10,000,000    10,159,100
 Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
     5.70%, 12/01/13 ...........................................................                1,205,000     1,207,121
     5.75%, 12/01/17 ...........................................................                  500,000       486,835
     5.75%, 12/01/27 ...........................................................                1,600,000     1,500,016

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Muhlenberg School District GO, FGIC Insured, 6.00%, 9/01/23 ...................              $ 4,000,000  $ 4,436,400
 Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ......                1,000,000    1,113,610
 New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%, 3/01/28        2,250,000    2,097,810
 North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding, Series A,
     MBIA Insured, 6.10%, 7/15/21 ..............................................                6,100,000    6,678,463
 Northeastern Hospital and Educational Authority College Revenue, Kings College
     Project, Refunding, Series B, 6.00%,
     7/15/11 ...................................................................                1,000,000    1,032,970
     7/15/18 ...................................................................                1,000,000    1,008,060
 Northeastern Pennsylvania Hospital and Educational Authority Revenue, Wilkes
     University, Refunding, 6.125%, 10/01/11 ...................................                5,000,000    5,004,500
 Norwin School District GO,
     FGIC Insured, 6.00%, 4/01/30 ..............................................                5,000,000    5,732,150
     Series A, MBIA Insured, 5.00%, 4/01/30 ....................................                1,000,000      980,730
     Series B, MBIA Insured, 5.00%, 4/01/31 ....................................                6,390,000    6,246,097
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09          5,000,000    5,315,600
 Pennsylvania EDA,
     Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20          3,000,000    3,541,650
     Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15           5,000,000    5,231,000
 Pennsylvania HFA, SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 ...............                1,295,000    1,343,006
 Pennsylvania HFAR,
     Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 ...................               10,000,000   10,297,100
     SF, 5.25%, 4/01/21 ........................................................                7,000,000    7,009,730
     SFM, Series 34-A, 6.85%, 4/01/16 ..........................................                3,000,000    3,008,910
     SFM, Series 34-B, 7.00%, 4/01/24 ..........................................                3,115,000    3,161,351
     SFM, Series 38, 6.125%, 10/01/24 ..........................................                2,950,000    3,029,267
     SFM, Series 67A, 5.85%, 10/01/18 ..........................................                5,000,000    5,172,100
 Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue,
     Philadelphia Funding Program, FGIC Insured, Pre-Refunded,
     7.00%, 6/15/14 ............................................................                6,000,000    6,799,740
 Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements
     Program, Refunding, 6.60%, 11/01/09 .......................................               12,565,000   13,479,858
 Pennsylvania State Higher Educational Facilities Authority College and University
     Revenues, Allegheny College, Series B,
     6.125%, 11/01/13 ..........................................................                   90,000       93,358
     Pre-Refunded, 6.125%, 11/01/13 ............................................                  910,000      991,554
 Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
     Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured,
     5.875%, 11/15/21 ..........................................................               17,000,000   17,885,360
     University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22           10,000,000   10,062,900
 Pennsylvania State Higher Educational Facilities Authority Revenue,
     Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ........................                1,500,000    1,500,405
     Drexel University, Refunding, 6.375%, 5/01/17 .............................                5,220,000    5,405,571
     Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ................                4,000,000    4,260,600
     Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ..............                3,040,000    3,144,363
     State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ..                4,000,000    4,174,680
     State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ...                3,140,000    3,127,220
     Temple University, 7.40%, 10/01/10 ........................................                   30,000       30,105
     Temple University, First Series, MBIA Insured, 5.00%, 7/15/31 .............                3,000,000    2,936,520
 Pennsylvania State Higher Educational Facilities Authority, College and University
     Revenues, Marywood University Project, MBIA Insured, 5.65%, 6/01/25 .......                2,500,000    2,630,825
 Pennsylvania State IDA, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 .......                4,250,000    4,586,473
 Pennsylvania State Public School Building Authority Revenue, Lehigh Career and
     Technical Institution, MBIA Insured, 5.00%,
     10/01/31 ..................................................................                1,000,000      980,290
     10/01/21 ..................................................................                2,395,000    2,402,137
 Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Series R,
     AMBAC Insured, 5.00%, 12/01/30 ............................................                7,750,000    7,598,798
 Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
     6.10%, 6/15/25 ............................................................                5,000,000    5,381,350
 Philadelphia Authority for IDR, Series A, AMBAC Insured, 5.25%, 7/01/31 .......                2,000,000    2,016,840
 Philadelphia Authority for Industrial Development Lease Revenue, Series B,
     FSA Insured, 5.125%, 10/01/26 .............................................                2,000,000    1,990,240
 Philadelphia Gas Works Revenue,
     12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ..........................                1,000,000    1,222,090
     14th Series A, Pre-Refunded, 6.375%, 7/01/26 ..............................                3,360,000    3,632,462
     Refunding, 14th Series, 6.375%, 7/01/26 ...................................                6,740,000    6,774,172

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
     Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ..................              $ 2,465,000 $  2,374,337
     Children's Seashore House, Series A, 7.00%, 8/15/17 .......................                1,000,000    1,029,520
     Children's Seashore House, Series B, 7.00%, 8/15/22 .......................                2,600,000    2,674,880
     Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 .........................                2,500,000    2,650,000
     Temple University Hospital, 5.875%, 11/15/23 ..............................                5,000,000    4,733,050
 Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17           2,000,000    2,035,000
 Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
     9/01/22 ...................................................................                3,250,000    3,310,775
     9/01/29 ...................................................................               13,000,000   13,067,470
 Philadelphia RDA, Home Improvement Loan Revenue, Series B, FHA Insured, 6.10%, 6/01/17           600,000      623,424
 Philadelphia School District GO,
     Series B, AMBAC Insured, 5.375%, 4/01/19 ..................................                1,000,000    1,021,970
     Series C, MBIA Insured, 5.75%, 3/01/29 ....................................                8,000,000    8,504,800
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ..........                6,030,000    6,535,736
 Philadelphia Water and Wastewater Revenue,
     Refunding, 5.75%, 6/15/13 .................................................                6,015,000    6,178,548
     Series A, FGIC Insured, 5.00%, 11/01/31 ...................................                5,000,000    4,878,850
 Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%, 12/01/24            2,000,000    2,190,040
 Pittsburgh Urban RDA,
     Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 ..................                1,525,000    1,556,461
     Mortgage Revenue, Series D, 6.25%, 10/01/17 ...............................                1,695,000    1,776,699
     Tax Allocation, 6.10%, 5/01/19 ............................................                1,000,000    1,060,700
 Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
     7.25%, 9/01/14 ............................................................                1,250,000    1,530,750
 Plum Boro School District GO, FGIC Insured, 5.25%, 9/15/30 ....................                8,870,000    8,916,035
 Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.875%, 12/01/31     2,500,000    2,494,500
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources
     Inc., 6.50%, 1/01/10 ......................................................               13,990,000   14,243,359
 Seneca Valley School District GO, MBIA Insured, 5.375%, 1/01/21 ...............                2,000,000    2,065,340
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project, Series A, MBIA Insured,
     5.75%, 7/01/26 ............................................................               10,000,000   10,512,000
 Southcentral General Authority Revenue, Wellspan Health Obligated, Refunding,
     MBIA Insured, 5.25%, 5/15/31 ..............................................               10,000,000   10,077,800
 Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC
     Insured, 5.375%, 3/01/22 ..................................................                3,000,000    3,072,750
 State Public School Building Authority School Revenue, Northwestern School District
     Project, Series E, FGIC Insured, 5.75%, 1/15/19 ...........................                3,000,000    3,199,020
 State Turnpike Commision Revenue, AMBAC Insured, 5.00%, 7/15/31 ...............                5,000,000    4,886,800
 University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA
     Insured, 5.00%, 6/01/21 ...................................................               10,000,000   10,035,400
 Upper St. Clair Township School District GO,
    aFSA Insured, 5.00%, 7/15/28 ...............................................                1,000,000      984,100
     Refunding, 5.20%, 7/15/27 .................................................                5,000,000    5,041,500
 Washington County Authority Revenue, Capital Projects and Equipment Program,
     Refunding, AMBAC Insured, 6.15%, 12/01/29 .................................                5,000,000    5,899,400
aWashington County GO, Series A, AMBAC Insured, 5.125%, 9/01/27 ................                5,000,000    4,968,300
 Wilkes Barre Area School District GO, FGIC Insured, Pre-Refunded, 6.375%, 4/01/15              2,000,000    2,207,660
                                                                                                          ------------
 TOTAL BONDS ...................................................................                           732,966,607
                                                                                                          ------------
 ZERO COUPON BONDS .8%
 Pennsylvania HFA, SFMR,
     Series 63A, 4/01/1930 .....................................................               11,000,000    2,179,760
     Series 64, 4/01/30 ........................................................                6,000,000    3,844,140
                                                                                                          ------------
 TOTAL ZERO COUPON BONDS .......................................................                             6,023,900
                                                                                                          ------------
 TOTAL LONG TERM INVESTMENTS (COST $703,921,641) ...............................                           738,990,507
                                                                                                          ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
bSHORT TERM INVESTMENTS .6%
 Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 1.20%, 12/01/28          $ 1,600,000  $  1,600,000
 Erie County Hospital Authority Revenue, Hamot Health Foundation, Refunding,
     AMBAC Insured, Daily VRDN and Put, 1.30%, 5/15/20 .........................                  500,000       500,000
 New Castle Area Hospital Authority Revenue, Jameson Memorial Hospital, FSA Insured,
     Weekly VRDN and Put, 1.15%, 7/01/26 .......................................                  800,000       800,000
 Pennsylvania State Higher Educational Facilities Authority College and University
     Revenues, College of Optometry, Refunding, Weekly VRDN and Put, 1.12%, 3/01/26               545,000       545,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
     Insured, Weekly VRDN and Put, .95%, 12/01/15 ..............................                  200,000       200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation
     Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .....                  600,000       600,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $4,245,000) ................................                              4,245,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $708,166,641) 99.3% ...................................                            743,235,507
 OTHER ASSETS, LESS LIABILITIES .7% ............................................                              5,548,365
                                                                                                           ------------
 NET ASSETS 100.0% .............................................................                           $748,783,872
                                                                                                           ============





See glossary of terms on page 137.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



GLOSSARY OF TERMS
--------------------------------------------------------------------------------
1915 ACT - Improvement Bond Act of 1915
ABAG - The Association of Bay Area Governments
ACES - Adjustable Convertible Exempt Securities
AD - Assessment District
AMBAC - American Municipal Bond Assurance Corp.
CDA - Community Development Authority/Agency
CDD - Community Development District
CFD - Community Facilities District
COP - Certificate of Participation
CRDA - Community Redevelopment Authority/Agency
EDA - Economic Development Authority
EDC - Economic Development Corp.
EDR - Economic Development Revenue
ETM - Escrow to Maturity
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority/Agency
FI/GML - Federally Insured or Guaranteed Mortgage Loans
FNMA - Federal National Mortgage Association
FSA - Financial Security Assistance
GNMA - Government National Mortgage Association
GO - General Obligation
HDA - Housing Development Authority/Agency
HFA - Housing Finance Authority/Agency
HFAR - Housing Finance Authority Revenue
HFC - Housing Finance Corp.
HFR - Housing Finance Revenue
ID - Improvement District
IDA - Industrial Development Authority/Agency
IDAR - Industrial Development Authority/Agency Revenue
IDBR - Industrial Development Board Revenue
IDR - Industrial Development Revenue
IPC - Industrial Pollution Control
ISD - Independent School District
LLC - Limited Liability Corp.
LP - Limited Partnership
MBIA - Municipal Bond Investors Assurance Corp.
MF - Multi-Family
MFH - Multi-Family Housing
MFHR - Multi-Family Housing Revenue
MFMR - Multi-Family Mortgage Revenue
MFR - Multi-Family Revenue
MTA - Metropolitan Transit Authority
PBA - Public Building Authority
PCFA - Pollution Control Financing Authority
PCR - Pollution Control Revenue
PFA - Public Financing Authority
PFAR - Public Financing Authority Revenue
RDA - Redevelopment Authority/Agency
RDAR - Redevelopment Authority/Agency Revenue
SF - Single Family
SFM - Single Family Mortgage
SFMR - Single Family Mortgage Revenue
SFR - Single Family Revenue
USD - Unified School District

FRANKLIN TAX-FREE TRUST
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002


                                                                 FRANKLIN       FRANKLIN      FRANKLIN       FRANKLIN
                                                                  ARIZONA       COLORADO     CONNECTICUT      DOUBLE
                                                                 TAX-FREE       TAX-FREE      TAX-FREE       TAX-FREE
                                                                INCOME FUND    INCOME FUND   INCOME FUND    INCOME FUND
                                                              ---------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................................... $920,758,727   $325,717,822   $296,362,941  $244,076,217
                                                              =========================================================
  Value .....................................................  923,717,906    339,697,264    303,755,358   255,821,712
 Cash .....................................................      1,481,396        973,737        243,387       272,020
 Receivables:
Investment securities sold ................................             --         87,746      2,102,132            --
Capital shares sold .......................................      1,862,651      1,627,292        658,798     2,244,878
Interest ..................................................     11,298,929      5,519,830      3,785,420     3,084,081
                                                              ---------------------------------------------------------
Total assets ..............................................    938,360,882    347,905,869    310,545,095   261,422,691
                                                              ---------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ...........................     14,986,819      2,958,124      4,985,333     3,511,406
Capital shares redeemed ...................................        767,205        565,507        406,973       233,793
Affiliates ................................................        464,503        199,836        181,404       154,429
Shareholders ..............................................        383,714        121,530        143,399       113,010
 Distributions to shareholders ............................      1,239,397        446,103        336,132       329,468
 Other liabilities ........................................         69,262         32,972         24,173        27,791
                                                              ---------------------------------------------------------
Total liabilities .........................................     17,910,900      4,324,072      6,077,414     4,369,897
                                                              ---------------------------------------------------------
 Net assets, at value .....................................   $920,449,982   $343,581,797   $304,467,681  $257,052,794
                                                              =========================================================
Net assets consist of:
 Undistributed net investment income ......................   $   (840,563)  $   (187,832)  $    (73,671) $   (176,384)
 Net unrealized appreciation ..............................      2,959,179     13,979,442      7,392,417    11,745,495
 Accumulated net realized gain (loss) .....................       (214,686)    (2,999,107)    (6,117,440)     (366,782)
 Capital shares ...........................................    918,546,052    332,789,294    303,266,375   245,850,465
                                                              ---------------------------------------------------------
Net assets, at value ......................................   $920,449,982   $343,581,797   $304,467,681  $257,052,794
                                                              =========================================================
CLASS A:
 Net assets, at value .....................................   $877,126,023   $309,108,977   $266,100,062  $239,081,417
                                                              =========================================================
 Shares outstanding .......................................     81,487,547     26,222,149     24,461,737    20,473,180
                                                              =========================================================
 Net asset value per sharea ...............................         $10.76         $11.79         $10.88        $11.68
                                                              =========================================================
 Maximum offering price per share (net asset value per share
     (DIVIDE) 95.75%) .....................................         $11.24         $12.31         $11.36        $12.20
                                                              =========================================================
CLASS B:
 Net assets, at value .....................................   $ 11,798,304             --             --            --
                                                              =========================================================
 Shares outstanding .......................................      1,091,701             --             --            --
                                                              =========================================================
 Net asset value and maximum offering price per sharea ....         $10.81             --             --            --
                                                              =========================================================
CLASS C:
 Net assets, at value .....................................   $ 31,525,655   $ 34,472,820   $ 38,367,619  $ 17,971,377
                                                              =========================================================
 Shares outstanding .......................................      2,906,253      2,907,395      3,513,895     1,535,381
                                                              =========================================================
 Net asset value per sharea ...............................         $10.85         $11.86         $10.92        $11.70
                                                              =========================================================
 Maximum offering price per share (net asset value per
     share (DIVIDE) 99%) .................................          $10.96         $11.98         $11.03        $11.82
                                                              =========================================================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2002


                                                            FRANKLIN FEDERAL   FRANKLIN       FRANKLIN       FRANKLIN
                                                            INTERMEDIATE-TERM HIGH YIELD     NEW JERSEY       OREGON
                                                                TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE
                                                               INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                             ----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................................    $233,726,948 $5,262,075,585   $797,639,022  $545,755,705
                                                             ==========================================================
  Value ..................................................     239,468,465  5,244,043,527    838,107,945   563,414,015
 Cash ....................................................          21,844        371,547         95,721       562,584
 Receivables:
Investment securities sold ...............................              --     17,475,267        105,992            --
Capital shares sold ......................................       5,027,139      7,030,442      2,022,711       943,832
Interest .................................................       3,137,404     92,647,297     11,250,286     7,021,104
                                                             ----------------------------------------------------------
Total assets .............................................     247,654,852  5,361,568,080    851,582,655   571,941,535
                                                             ==========================================================
Liabilities:
 Payables:
Investment securities purchased ..........................       6,392,000             --      6,017,500            --
Capital shares redeemed ..................................         659,030      6,634,901      1,078,130       626,153
Affiliates ...............................................         133,840      2,861,517        467,120       313,391
Shareholders .............................................          23,539      3,294,040        481,274       149,251
 Distributions to shareholders ...........................         268,189      7,092,000        939,285       627,428
 Other liabilities .......................................          21,158        367,142         61,931        43,374
                                                             ----------------------------------------------------------
Total liabilities ........................................       7,497,756     20,249,600      9,045,240     1,759,597
                                                             ----------------------------------------------------------
 Net assets, at value ....................................    $240,157,096 $5,341,318,480   $842,537,415  $570,181,938
                                                             ==========================================================
Net assets consist of:
 Undistributed net investment income .....................    $     89,404 $    5,996,663   $   (394,528) $    243,494
 Net unrealized appreciation (depreciation) ..............       5,741,517    (18,032,058)    40,468,923    17,658,310
 Accumulated net realized loss ...........................      (3,252,004)  (191,944,405)    (2,873,294)   (5,309,946)
 Capital shares ..........................................     237,578,179  5,545,298,280    805,336,314   557,590,080
                                                             ----------------------------------------------------------
Net assets, at value .....................................    $240,157,096 $5,341,318,480   $842,537,415  $570,181,938
                                                             ==========================================================
CLASS A:
 Net assets, at value ....................................    $240,157,096 $4,660,764,026   $731,972,316  $513,732,534
                                                             ==========================================================
 Shares outstanding ......................................      21,553,514    440,385,822     61,752,556    44,603,220
                                                             ==========================================================
 Net asset value per sharea ..............................          $11.14         $10.58         $11.85        $11.52
                                                             ==========================================================
 Maximum offering price per share (net asset value per
     share (DIVIDE) 95.75%) ..............................          $11.40 b       $11.05         $12.38        $12.03
                                                             ==========================================================
CLASS B:
 Net assets, at value ....................................              --  $ 175,654,761   $ 36,460,932            --
                                                             ==========================================================
 Shares outstanding ......................................              --     16,515,483      3,063,084            --
                                                             ==========================================================
 Net asset value and maximum offering price per sharea ...              --         $10.64         $11.90            --
                                                             ==========================================================
CLASS C:
 Net assets, at value ....................................              --  $ 504,899,693   $ 74,104,167  $ 56,449,404
                                                             ==========================================================
 Shares outstanding ......................................              --     47,317,012      6,212,890     4,863,752
                                                             ==========================================================
 Net asset value per sharea ..............................              --         $10.67         $11.93        $11.61
                                                             ==========================================================
 Maximum offering price per share (net asset value per
     share (DIVIDE) 99%) .................................              --         $10.78         $12.05        $11.73
                                                             ==========================================================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

b The maximum offering price for the Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $11.14 (DIVIDE) 97.75%.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2002


                                                                                                            FRANKLIN
                                                                                                          PENNSYLVANIA
                                                                                                            TAX-FREE
                                                                                                           INCOME FUND
                                                                                                         --------------
Assets:
 Investments in securities:
  Cost .................................................................................................  $708,166,641
                                                                                                          ============
  Value ................................................................................................   743,235,507
 Cash ..................................................................................................        39,413
 Receivables:
   Capital shares sold .................................................................................     1,625,215
   Interest ............................................................................................    12,255,445
                                                                                                          ------------
Total assets ...........................................................................................   757,155,580
                                                                                                          ------------
Liabilities:
 Payables:
Investment securities purchased ........................................................................     5,937,659
Capital shares redeemed ................................................................................       459,390
Affiliates .............................................................................................       413,857
Shareholders ...........................................................................................       515,599
 Distributions to shareholders .........................................................................       979,157
 Other liabilities .....................................................................................        66,046
                                                                                                          ------------
Total liabilities ......................................................................................     8,371,708
                                                                                                          ------------
 Net assets, at value ..................................................................................  $748,783,872
                                                                                                          ============
Net assets consist of:
 Undistributed net investment income ...................................................................    $ (444,796)
 Net unrealized appreciation ...........................................................................    35,068,866
 Accumulated net realized loss .........................................................................   (10,661,179)
 Capital shares ........................................................................................   724,820,981
                                                                                                          ------------
Net assets, at value ...................................................................................  $748,783,872
                                                                                                          ============
CLASS A:
 Net assets, at value ..................................................................................  $676,683,946
                                                                                                          ============
 Shares outstanding ....................................................................................    65,779,206
                                                                                                          ============
 Net asset value per sharea ............................................................................        $10.29
                                                                                                          ============
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..........................        $10.75
                                                                                                          ============
CLASS B:
 Net assets, at value ..................................................................................  $ 16,408,066
                                                                                                          ============
 Shares outstanding ....................................................................................     1,591,666
                                                                                                          ============
 Net asset value and maximum offering price per sharea .................................................        $10.31
                                                                                                          ============
CLASS C:
 Net assets, at value ..................................................................................  $ 55,691,860
                                                                                                          ============
 Shares outstanding ....................................................................................     5,382,007
                                                                                                          ============
 Net asset value per sharea ............................................................................        $10.35
                                                                                                          ============
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .............................        $10.45
                                                                                                          ============



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2002


                                                                  FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN
                                                                   ARIZONA      COLORADO      CONNECTICUT      DOUBLE
                                                                  TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE
                                                                 INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND
                                                               ---------------------------------------------------------
Investment income:
 Interest ..................................................   $51,997,797    $18,432,662    $15,891,171   $13,042,004
                                                               ---------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................     4,322,070      1,725,363      1,533,804     1,298,927
 Distribution fees (Note 3)
  Class A ..................................................       866,988        297,602        242,775       216,340
  Class B ..................................................        51,727             --             --            --
  Class C ..................................................       176,618        179,413        211,886        89,553
 Transfer agent fees (Note 3) ..............................       360,306        166,493        128,578       145,921
 Custodian fees ............................................         9,130          3,262          2,886         2,336
 Reports to shareholders ...................................        43,559         20,757         17,459        21,142
 Registration and filing fees ..............................        27,053          6,678          5,520        31,005
 Professional fees .........................................        36,520         16,803         13,954        14,769
 Trustees' fees and expenses ...............................         9,433          3,424          2,944         2,428
 Other .....................................................        46,070         21,101         15,828        11,411
                                                               ---------------------------------------------------------
Total expenses .............................................     5,949,474      2,440,896      2,175,634     1,833,832
                                                               ---------------------------------------------------------
 Net investment income .....................................    46,048,323     15,991,766     13,715,537    11,208,172
                                                               ---------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .................     2,929,249      1,094,857        318,683      (140,724)
 Net unrealized appreciation (depreciation) on investments .    (7,910,386)     3,137,278      6,218,371     3,045,790
                                                               ---------------------------------------------------------
Net realized and unrealized gain (loss) ....................    (4,981,137)     4,232,135      6,537,054     2,905,066
                                                               ---------------------------------------------------------
Net increase in net assets resulting from operations .......   $41,067,186    $20,223,901    $20,252,591   $14,113,238
                                                               =========================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2002


                                                             FRANKLIN FEDERAL   FRANKLIN       FRANKLIN       FRANKLIN
                                                             INTERMEDIATE-TERM HIGH YIELD     NEW JERSEY       OREGON
                                                                 TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE
                                                                INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                             ------------------------------------------------------------
Investment income:
 Interest .................................................   $ 10,050,111   $342,442,304    $42,945,698   $28,979,162
                                                             ------------------------------------------------------------
Expenses:
 Management fees (Note 3) .................................      1,100,091     24,294,884      3,778,568     2,656,447
 Distribution fees (Note 3)
  Class A .................................................        191,198      4,332,422        684,623       483,559
  Class B .................................................             --      1,014,536        142,771            --
  Class C .................................................             --      3,261,118        403,198       300,713
 Transfer agent fees (Note 3) .............................         88,838      2,949,901        408,300       252,023
 Custodian fees ...........................................          1,851         52,240          7,883         5,325
 Reports to shareholders ..................................         11,637        347,118         48,063        30,871
 Registration and filing fees .............................         33,222        161,701         12,730         8,086
 Professional fees ........................................         11,534        337,429         18,907        17,222
 Trustees' fees and expenses ..............................          1,960         56,857          8,108         5,621
 Other ....................................................         24,346        212,970         32,782        27,787
                                                             ------------------------------------------------------------
Total expenses ............................................      1,464,677     37,021,176      5,545,933     3,787,654
                                                             ------------------------------------------------------------
 Net investment income ....................................      8,585,434    305,421,128     37,399,765    25,191,508
                                                             ------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ................       (371,378)   (50,087,267)       546,610      (307,447)
 Net unrealized appreciation on investments ...............      3,920,836     82,393,329      9,991,013     5,536,334
                                                             ------------------------------------------------------------
Net realized and unrealized gain ..........................      3,549,458     32,306,062     10,537,623     5,228,887
                                                             ------------------------------------------------------------
Net increase in net assets resulting from operations ......    $12,134,892   $337,727,190    $47,937,388   $30,420,395
                                                             ============================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2002


                                                                                               FRANKLIN
                                                                                             PENNSYLVANIA
                                                                                               TAX-FREE
                                                                                              INCOME FUND
                                                                                            --------------
Investment income:
 Interest .................................................................................   $41,283,534
                                                                                              ------------
Expenses:
 Management fees (Note 3) .................................................................     3,498,055
 Distribution fees (Note 3)
  Class A .................................................................................       655,450
  Class B .................................................................................        60,457
  Class C .................................................................................       314,603
 Transfer agent fees (Note 3) .............................................................       456,090
 Custodian fees ...........................................................................         7,182
 Reports to shareholders ..................................................................        54,160
 Registration and filing fees .............................................................         9,890
 Professional fees ........................................................................        18,440
 Trustees' fees and expenses ..............................................................         7,588
 Other ....................................................................................        31,582
                                                                                              ------------
Total expenses ............................................................................     5,113,497
 Net investment income ....................................................................    36,170,037
Realized and unrealized gains (losses):
 Net realized loss from investments .......................................................    (4,757,147)
 Net unrealized appreciation on investments ...............................................    16,547,921
                                                                                              ------------
Net realized and unrealized gain ..........................................................    11,790,774
                                                                                              ------------
Net increase in net assets resulting from operations ......................................   $47,960,811
                                                                                              ============


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001


                                                                 FRANKLIN ARIZONA                 FRANKLIN COLORADO
                                                               TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                           -----------------------------------------------------------
                                                                2002          2001               2002          2001
                                                           -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................   $ 46,048,323  $ 42,149,589       $ 15,991,766  $ 15,292,386
Net realized gain (loss) from investments ..............      2,929,249     2,141,560          1,094,857      (549,675)
Net unrealized appreciation (depreciation) on investments    (7,910,386)   35,499,786          3,137,278    19,530,558
                                                           ------------------------------------------------------------
 Net increase in net assets resulting from operations ..     41,067,186    79,790,935         20,223,901    34,273,269
 Distributions to shareholders from:
Net investment income:
 Class A ...............................................    (44,982,672)  (40,704,612)       (14,941,969)  (14,150,483)
 Class B ...............................................       (359,348)      (75,641)                --            --
 Class C ...............................................     (1,242,977)   (1,089,106)        (1,222,198)   (1,019,905)
                                                           ------------------------------------------------------------
 Total distributions to shareholders ...................    (46,584,997)  (41,869,359)       (16,164,167)  (15,170,388)
 Capital share transactions: (Note 2)
 Class A ...............................................    104,852,002   (15,462,902)        20,212,397     2,940,996
 Class B ...............................................      8,163,486     3,456,679                 --            --
 Class C ...............................................      7,858,916        57,358         10,691,256     1,447,188
                                                           ------------------------------------------------------------
 Total capital share transactions ......................    120,874,404   (11,948,865)        30,903,653     4,388,184
Net increase in net assets .............................    115,356,593    25,972,711         34,963,387    23,491,065
Net assets:
 Beginning of year .....................................    805,093,389   779,120,678        308,618,410   285,127,345
                                                           ------------------------------------------------------------
 End of year ...........................................   $920,449,982  $805,093,389       $343,581,797  $308,618,410
                                                           ============================================================
Undistributed net investment income included in net assets:
 End of year ...........................................   $   (840,563) $   (504,833)      $   (187,832) $    (38,322)
                                                           ============================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001


                                                               FRANKLIN CONNECTICUT                FRANKLIN DOUBLE
                                                               TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                           -----------------------------------------------------------
                                                                2002          2001               2002          2001
                                                           -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ...................................  $ 13,715,537  $ 12,519,374       $ 11,208,172  $ 10,698,906
Net realized gain (loss) from investments ...............       318,683       383,058           (140,724)     (139,675)
Net unrealized appreciation on investments ..............     6,218,371    12,199,874          3,045,790    11,162,877
                                                           ------------------------------------------------------------
Net increase in net assets resulting from operations ....    20,252,591    25,102,306         14,113,238    21,722,108
 Distributions to shareholders from:
Net investment income:
 Class A ................................................   (12,362,963)  (11,258,813)       (10,881,961)  (10,287,781)
 Class C ................................................    (1,423,127)   (1,152,694)          (604,604)     (385,812)
  Net realized gains:
 Class A ................................................            --            --            (42,713)           --
 Class C ................................................            --            --             (2,863)           --
                                                           ------------------------------------------------------------
 Total distributions to shareholders ....................   (13,786,090)  (12,411,507)       (11,532,141)  (10,673,593)
 Capital share transactions: (Note 2)
 Class A ................................................    31,547,052     9,686,300         30,982,504       (83,932)
 Class C ................................................    10,354,338       970,047          7,398,238     2,699,093
                                                           ------------------------------------------------------------
 Total capital share transactions .......................    41,901,390    10,656,347         38,380,742     2,615,161
Net increase in net assets ..............................    48,367,891    23,347,146         40,961,839    13,663,676
Net assets:
 Beginning of year ......................................   256,099,790   232,752,644        216,090,955   202,427,279
                                                           ------------------------------------------------------------
 End of year ............................................  $304,467,681  $256,099,790       $257,052,794  $216,090,955
                                                           ============================================================
Undistributed net investment income included in net assets:
 End of year ............................................  $    (73,671) $    (22,841)      $   (176,384) $     60,216
                                                           ============================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001


                                                        FRANKLIN FEDERAL INTERMEDIATE-TERM      FRANKLIN HIGH YIELD
                                                               TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                           -------------------------------------------------------------
                                                                2002          2001              2002          2001
                                                           -------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................    $ 8,585,434   $ 7,983,836      $ 305,421,128  $ 321,925,555
Net realized loss from investments .....................       (371,378)     (438,186)       (50,087,267)   (71,138,043)
Net unrealized appreciation on investments .............      3,920,836     6,792,162         82,393,329    120,040,463
                                                           -------------------------------------------------------------
Net increase in net assets resulting from operations ...     12,134,892    14,337,812        337,727,190    370,827,975
 Distributions to shareholders from:
Net investment income:
 Class A ...............................................     (8,800,379)   (7,870,607)      (260,952,260)  (289,442,771)
 Class B ...............................................             --            --         (7,798,003)    (6,065,522)
 Class C ...............................................             --            --        (25,112,554)   (27,230,848)
                                                           -------------------------------------------------------------
 Total distributions to shareholders ...................     (8,800,379)   (7,870,607)      (293,862,817)  (322,739,141)
 Capital share transactions: (Note 2)
 Class A ...............................................     72,372,212   (12,924,037)       (87,042,329)  (350,070,405)
 Class B ...............................................             --            --         38,482,114     42,948,087
 Class C ...............................................             --            --           (789,183)   (44,516,122)
                                                           -------------------------------------------------------------
 Total capital share transactions ......................     72,372,212   (12,924,037)       (49,349,398)  (351,638,440)
Net increase (decrease) in net assets ..................     75,706,725    (6,456,832)        (5,485,025)  (303,549,606)
Net assets:
 Beginning of year .....................................    164,450,371   170,907,203      5,346,803,505  5,650,353,111
                                                           -------------------------------------------------------------
 End of year ...........................................   $240,157,096  $164,450,371     $5,341,318,480 $5,346,803,505
                                                           =============================================================
Undistributed net investment income included in net assets:
 End of year ...........................................   $     89,404  $    282,177     $    5,996,663$    (6,499,273)
                                                           =============================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001


                                                                FRANKLIN NEW JERSEY                FRANKLIN OREGON
                                                               TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                           ------------------------------------------------------------
                                                                2002          2001               2002          2001
                                                           ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................   $ 37,399,765  $ 34,955,681       $ 25,191,508  $ 24,475,241
Net realized gain (loss) from investments ..............        546,610       272,086           (307,447)   (1,303,082)
Net unrealized appreciation on investments .............      9,991,013    41,499,539          5,536,334    27,260,451
                                                           ------------------------------------------------------------
Net increase in net assets resulting from operations ...     47,937,388    76,727,306         30,420,395    50,432,610
 Distributions to shareholders from:
Net investment income:
 Class A ...............................................    (33,931,929)  (32,594,666)       (23,792,006)  (22,797,605)
 Class B ...............................................       (928,569)     (137,932)                --            --
 Class C ...............................................     (2,672,026)   (2,208,455)        (1,991,373)   (1,632,699)
                                                           ------------------------------------------------------------
 Total distributions to shareholders ...................    (37,532,524)  (34,941,053)       (25,783,379)  (24,430,304)
 Capital share transactions: (Note 2)
 Class A ...............................................     68,062,649    (1,354,828)        51,945,704       881,831
 Class B ...............................................     26,325,341     9,366,853                 --            --
 Class C ...............................................     19,856,241     4,053,430         17,253,736     2,715,432
                                                           ------------------------------------------------------------
 Total capital share transactions ......................    114,244,231    12,065,455         69,199,440     3,597,263
Net increase in net assets .............................    124,649,095    53,851,708         73,836,456    29,599,569
Net assets:
 Beginning of year .....................................    717,888,320   664,036,612        496,345,482   466,745,913
                                                           ------------------------------------------------------------
 End of year ...........................................   $842,537,415  $717,888,320       $570,181,938  $496,345,482
                                                           ============================================================
Undistributed net investment income included in net assets:
 End of year ...........................................   $   (394,528) $   (328,233)      $    243,494  $    739,475
                                                           ============================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001


                                                                                              FRANKLIN PENNSYLVANIA
                                                                                              TAX-FREE INCOME FUND
                                                                                            --------------------------
                                                                                                 2002          2001
                                                                                            --------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ...................................................................   $ 36,170,037  $ 36,670,398
Net realized gain (loss) from investments ...............................................     (4,757,147)       66,676
Net unrealized appreciation on investments ..............................................     16,547,921    38,865,119
                                                                                            ---------------------------
 Net increase in net assets resulting from operations ...................................     47,960,811    75,602,193
 Distributions to shareholders from:
Net investment income:
 Class A ................................................................................    (33,871,246)  (34,044,664)
 Class B ................................................................................       (412,060)      (64,843)
 Class C ................................................................................     (2,193,000)   (1,957,944)
                                                                                            ---------------------------
Total distributions to shareholders .....................................................    (36,476,306)  (36,067,451)
Capital share transactions: (Note 2)
 Class A ................................................................................     16,547,808   (26,482,682)
 Class B ................................................................................     13,031,051     2,954,263
 Class C ................................................................................     11,005,006       545,902
                                                                                            ---------------------------
 Total capital share transactions .......................................................     40,583,865   (22,982,517)
Net increase in net assets ..............................................................     52,068,370    16,552,225
Net assets:
 Beginning of year ......................................................................    696,715,502   680,163,277
                                                                                            ---------------------------
 End of year ............................................................................   $748,783,872  $696,715,502
                                                                                            ===========================
Undistributed net investment income included in net assets:
 End of year ............................................................................   $   (444,796) $   (239,665)
                                                                                            ===========================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

Effective December 1, 2001, the Franklin Puerto Rico Tax-Free Income Fund was renamed the Franklin Double Tax-Free Income Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION
Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES
No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E. AUDIT GUIDE
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. Prior to March 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. AUDIT GUIDE (CONT.)
of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

                                                                                                               FRANKLIN
                                                               FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN     FEDERAL
                                                                ARIZONA    COLORADO   CONNECTICUT   DOUBLE   INTERMEDIATE-
                                                               TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE  TERM TAX-FREE
                                                              INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                              ------------------------------------------------------------
Increase in cost of investments .............................   $190,525    $31,925     $22,680    $47,224      $24,749

                                                                           FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
                                                                          HIGH YIELD  NEW JERSEY    OREGON   PENNSYLVANIA
                                                                           TAX-FREE    TAX-FREE   TAX-FREE    TAX-FREE
                                                                          INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                                         ------------------------------------------------
Increase in cost of investments .......................................  $1,204,463     $70,066    $102,855     $132,006

The effect of this change for the year ended February 28, 2002, was as listed below:

                                                                                                               FRANKLIN
                                                               FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN     FEDERAL
                                                                ARIZONA    COLORADO   CONNECTICUT   DOUBLE   INTERMEDIATE-
                                                               TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE  TERM TAX-FREE
                                                              INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                              ------------------------------------------------------------
Increase in net investment income ..........................     $36,865    $26,623      $6,159      $7,626      $5,218
Decrease in net unrealized gains ...........................     (23,658)   (17,589)     (3,202)     (3,024)     (2,641)
Decrease in net realized gains .............................     (13,207)    (9,034)     (2,957)     (4,602)     (2,577)

                                                                            FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
                                                                           HIGH YIELD  NEW JERSEY    OREGON   PENNSYLVANIA
                                                                            TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE
                                                                           INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                                           -----------------------------------------------
Increase in net investment income .....................................    $405,344     $25,393     $17,284     $35,223
Decrease in net unrealized gains ......................................    (223,433)    (21,792)    (10,319)     (4,355)
Decrease in net realized gains ........................................    (181,911)     (3,601)     (6,965)    (30,868)

The per share effect of this change for the year ended February 28, 2002, was less than $.005 for each Fund.

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                               CLASS A & CLASS C                          CLASS A, CLASS B & CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Franklin Federal Intermediate-Term    Franklin Colorado Tax-Free Income Fund     Franklin Arizona Tax-Free Income Fund
Tax-Free Income Fund                  Franklin Connecticut Tax-Free Income Fund  Franklin High Yield Tax-Free Income Fund
                                      Franklin Double Tax-Free Income Fund       Franklin New Jersey Tax-Free Income Fund
                                      Franklin Oregon Tax-Free Income Fund       Franklin Pennsylvania Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                               FRANKLIN ARIZONA            FRANKLIN COLORADO        FRANKLIN CONNECTICUT
                                             TAX-FREE INCOME FUND        TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                          ----------------------------------------------------------------------------------
                                              SHARES       AMOUNT          SHARES     AMOUNT         SHARES       AMOUNT
                                          ----------------------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ............................  11,522,182  $ 124,654,327      4,226,426  $49,692,342     5,216,313  $56,163,993
 Shares issued on merger ................   6,843,792     74,255,143             --           --            --           --
 Shares issued in reinvestment of
     distributions ......................   1,721,265     18,623,583        589,646    6,925,925       542,225    5,835,516
 Shares redeemed ........................ (10,420,121)  (112,681,051)    (3,096,545) (36,405,870)   (2,832,558) (30,452,457)
                                          ----------------------------------------------------------------------------------
Net increase ............................   9,667,118  $ 104,852,002      1,719,527  $20,212,397     2,925,980  $31,547,052
                                          ==================================================================================
Year ended February 28, 2001
 Shares sold ............................   7,527,201  $  80,032,483      3,183,683  $35,970,814     3,824,889  $39,918,414
 Shares issued in reinvestment of
     distributions ......................   1,614,808     17,126,150        596,990    6,727,179       505,968    5,249,018
 Shares redeemed ........................ (10,658,130)  (112,621,535)    (3,542,366) (39,756,997)   (3,436,555) (35,481,132)
                                          ----------------------------------------------------------------------------------
Net increase (decrease) .................  (1,516,121) $ (15,462,902)       238,307  $ 2,940,996       894,302  $ 9,686,300
                                          ==================================================================================
CLASS B SHARES:
Year ended February 28, 2002
 Shares sold ............................     829,150  $   9,001,642
 Shares issued in reinvestment of
     distributions ......................      20,128        218,462
 Shares redeemed ........................     (98,275)    (1,056,618)
                                          ---------------------------
Net increase ............................     751,003  $   8,163,486
                                          ===========================
Year ended February 28, 2001
 Shares sold ............................     328,027  $   3,503,258
 Shares issued in reinvestment of
     distributions ......................       3,775         40,593
 Shares redeemed ........................      (8,127)       (87,172)
                                          ---------------------------
Net increase ............................     323,675  $   3,456,679
                                          ===========================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ............................   1,048,325  $  11,419,282      1,099,594  $13,004,893     1,180,687  $12,767,178
 Shares issued in reinvestment of
     distributions ......................      61,578        670,926         73,056      863,200        89,133      963,044
 Shares redeemed ........................    (390,066)    (4,231,292)      (269,086)  (3,176,837)     (312,191)  (3,375,884)
                                          ----------------------------------------------------------------------------------
Net increase ............................     719,837  $   7,858,916        903,564  $10,691,256       957,629  $10,354,338
                                          ==================================================================================
Year ended February 28, 2001
 Shares sold ............................     405,387  $   4,347,395        378,118  $ 4,263,403       696,495  $ 7,332,104
 Shares issued in reinvestment of
     distributions ......................      57,573        615,004         65,954      747,526        72,733      757,040
 Shares redeemed ........................    (460,128)    (4,905,041)      (316,347)  (3,563,741)     (689,526)  (7,119,097)
                                          ----------------------------------------------------------------------------------
Net increase ............................       2,832  $      57,358        127,725  $ 1,447,188        79,702  $   970,047
                                          ==================================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                FRANKLIN DOUBLE  FRANKLIN FEDERAL INTERMEDIATE-TERM FRANKLIN HIGH YIELD
                                             TAX-FREE INCOME FUND       TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                          ----------------------------------------------------------------------------------
                                              SHARES     AMOUNT         SHARES      AMOUNT         SHARES        AMOUNT
                                          ----------------------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ............................   3,767,198  $43,726,173    11,031,519  $122,123,367    38,995,695  $ 413,257,839
 Shares issued in reinvestment of
     distributions ......................     466,622    5,421,128       515,892     5,709,842    10,612,610    112,337,566
 Shares redeemed ........................  (1,562,179) (18,164,797)   (5,022,152)  (55,460,997)  (57,880,662)  (612,637,734)
                                          ----------------------------------------------------------------------------------
Net increase (decrease) .................   2,671,641  $30,982,504     6,525,259  $ 72,372,212    (8,272,357) $ (87,042,329)
                                          ==================================================================================

Year ended February 28, 2001
 Shares sold ............................   1,369,813  $15,488,426     5,966,287  $ 64,048,461    46,343,985  $ 485,372,175
 Shares issued in reinvestment of
     distributions ......................     450,519    5,075,650       488,178     5,227,269    11,997,770    125,547,131
 Shares redeemed ........................  (1,837,352) (20,648,008)   (7,666,285)  (82,199,767)  (91,809,307)  (960,989,711)
                                          ----------------------------------------------------------------------------------
Net decrease ............................     (17,020) $  (83,932)    (1,211,820) $(12,924,037)  (33,467,552) $(350,070,405)
                                          ==================================================================================

CLASS B SHARES:
Year ended February 28, 2002
 Shares sold ............................                                                        4,676,189    $  49,770,706
 Shares issued in reinvestment of
     distributions ......................                                                          396,053        4,212,825
 Shares redeemed ........................                                                       (1,458,386)     (15,501,417)
                                                                                               -----------------------------
Net increase ............................                                                        3,613,856    $  38,482,114
                                                                                               =============================

Year ended February 28, 2001
 Shares sold ............................                                                        5,098,135    $  53,586,334
 Shares issued in reinvestment of
     distributions ......................                                                          319,738        3,360,493
 Shares redeemed ........................                                                       (1,330,823)     (13,998,740)
                                                                                               -----------------------------
Net increase ............................                                                        4,087,050    $  42,948,087
                                                                                               =============================

CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ............................     738,166  $ 8,585,123                                5,906,497   $  63,076,177
 Shares issued in reinvestment of
     distributions ......................      24,482      285,153                                1,282,978      13,691,123
 Shares redeemed ........................    (126,833)  (1,472,038)                              (7,271,547)    (77,556,483)
                                            -----------------------                              ---------------------------
Net increase (decrease) .................     635,815  $ 7,398,238                                  (82,072)  $    (789,183)
                                            =======================                              ===========================
Year ended February 28, 2001
 Shares sold ............................     342,715  $ 3,893,122                                5,760,257   $  60,685,209
 Shares issued in reinvestment of
     distributions ......................      16,247      183,564                                1,474,200      15,542,377
 Shares redeemed ........................    (122,115)  (1,377,593)                             (11,454,406)   (120,743,708)
                                            -----------------------                              ---------------------------
Net increase (decrease) .................     236,847  $ 2,699,093                               (4,219,949)  $ (44,516,122)
                                            =======================                              ===========================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                              FRANKLIN NEW JERSEY           FRANKLIN OREGON        FRANKLIN PENNSYLVANIA
                                             TAX-FREE INCOME FUND        TAX-FREE INCOME FUND      TAX-FREE INCOME FUND
                                          ---------------------------------------------------------------------------------
                                              SHARES      AMOUNT          SHARES      AMOUNT         SHARES      AMOUNT
                                          ---------------------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold .........................     11,191,277  $131,567,180      7,343,013  $84,325,958     6,475,484  $ 66,044,386
 Shares issued in reinvestment of
     distributions ...................      1,486,063    17,474,911      1,141,895   13,084,489     1,539,459    15,706,816
 Shares redeemed .....................     (6,893,677)  (80,979,442)    (3,967,662) (45,464,743)   (6,396,104)  (65,203,394)
                                          ----------------------------------------------------------------------------------
Net increase .........................      5,783,663  $ 68,062,649      4,517,246  $51,945,704     1,618,839  $ 16,547,808
                                          ==================================================================================
Year ended February 28, 2001
 Shares sold .........................      6,412,289  $ 73,019,081      4,320,605  $48,148,831     5,253,762   $52,030,371
 Shares issued in reinvestment of
     distributions ...................      1,488,583    16,862,770      1,134,129   12,625,252     1,583,237    15,606,091
 Shares redeemed .....................     (8,104,008)  (91,236,679)    (5,409,392) (59,892,252)   (9,560,492)  (94,119,144)
                                          ----------------------------------------------------------------------------------
Net increase (decrease) ..............       (203,136) $ (1,354,828)        45,342  $   881,831    (2,723,493) $(26,482,682)
                                          ==================================================================================
CLASS B SHARES:
Year ended February 28, 2002
 Shares sold .........................      2,268,561  $ 26,802,715                                 1,334,282  $ 13,635,536
 Shares issued in reinvestment of
     distributions ...................         48,889       577,654                                    23,998       245,788
 Shares redeemed .....................        (89,318)   (1,055,028)                                  (82,879)     (850,273)
                                          --------------------------                                ------------------------
Net increase .........................      2,228,132  $ 26,325,341                                 1,275,401  $ 13,031,051
                                          ==========================                                ========================
Year ended February 28, 2001
 Shares sold .........................        835,287  $  9,604,966                                   301,859  $  3,005,049
 Shares issued in reinvestment of
     distributions ...................          7,447        85,859                                     4,158        41,367
 Shares redeemed .....................        (28,354)     (323,972)                                   (9,227)      (92,153)
                                          --------------------------                                ------------------------
Net increase .........................        814,380  $  9,366,853                                   296,790  $  2,954,263
                                          ==========================                                ========================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold .........................      2,199,873  $ 26,063,315      1,875,047  $21,653,587     1,463,721  $ 15,057,364
 Shares issued in reinvestment of
     distributions ...................        142,186     1,682,291        108,537    1,253,278       133,059     1,365,892
 Shares redeemed .....................       (666,317)   (7,889,365)      (488,765)  (5,653,129)     (527,875)   (5,418,250)
                                          ----------------------------------------------------------------------------------
Net increase .........................      1,675,742  $ 19,856,241      1,494,819  $17,253,736     1,068,905  $ 11,005,006
                                          ==================================================================================
Year ended February 28, 2001
 Shares sold .........................      1,152,704  $ 13,232,538        783,513  $ 8,795,992       727,229  $  7,233,031
 Shares issued in reinvestment of
     distributions ...................        113,593     1,294,434         93,188    1,044,764       124,551     1,234,633
 Shares redeemed .....................       (928,034)  (10,473,542)      (639,452)  (7,125,324)     (804,898)   (7,921,762)
                                          ----------------------------------------------------------------------------------
Net increase .........................        338,263  $  4,053,430        237,249  $ 2,715,432        46,882  $    545,902
                                          ==================================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE   MONTH-END NET ASSETS
       -------------------------------------------------------------------------
         .625%     First $100 million
         .500%     Over $100 million, up to and including $250 million
         .450%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                                                               FRANKLIN
                                                               FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN     FEDERAL
                                                                ARIZONA    COLORADO   CONNECTICUT   DOUBLE   INTERMEDIATE-
                                                               TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE  TERM TAX-FREE
                                                              INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                              ------------------------------------------------------------
Net commissions paid .......................................    $366,734   $122,988    $189,032    $71,838     $237,813
Contingent deferred sales charges ..........................    $ 15,873   $ 18,369    $ 18,470    $ 8,386     $  7,246

                                                                           FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
                                                                          HIGH YIELD  NEW JERSEY    OREGON   PENNSYLVANIA
                                                                           TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE
                                                                          INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                                         ------------------------------------------------
Net commissions paid ................................................    $2,133,384  $1,135,945    $191,213     $471,754
Contingent deferred sales charges ...................................    $  317,803    $ 69,961    $ 32,892     $ 24,460

The Funds paid transfer agent fees of $4,956,450 of which $3,597,728 was paid to Investor Services.


4. INCOME TAXES

At February 28, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                       FRANKLIN
                                                                  FRANKLIN    FRANKLIN    FRANKLIN      FEDERAL
                                                                   ARIZONA    COLORADO   CONNECTICUT INTERMEDIATE-
                                                                  TAX-FREE    TAX-FREE    TAX-FREE   TERM TAX-FREE
                                                                 INCOME FUND INCOME FUND INCOME FUND  INCOME FUND
                                                                 -------------------------------------------------
Capital loss carryovers expiring in:
 2003 ........................................................    $     --  $       --   $2,858,603   $       --
 2004 ........................................................          --          --       46,957      920,152
 2005 ........................................................          --          --      322,502       99,478
 2006 ........................................................          --          --           --       95,778
 2008 ........................................................          --   1,416,851    2,457,013      314,284
 2009 ........................................................     210,904   1,524,288      427,481    1,207,419
 2010 ........................................................          --          --           --      614,893
                                                                 -------------------------------------------------
                                                                  $210,904  $2,941,139   $6,112,556   $3,252,004
                                                                 =================================================

                                                                   FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
                                                                  HIGH YIELD  NEW JERSEY    OREGON   PENNSYLVANIA
                                                                   TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE
                                                                  INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                                 -------------------------------------------------
Capital loss carryovers expiring in:
 2003 ........................................................ $         --   $      --  $   36,444  $        --
 2004 ........................................................           --          --          --           --
 2005 ........................................................           --          --      67,453           --
 2006 ........................................................           --          --          --           --
 2007 ........................................................   37,171,665          --          --           --
 2008 ........................................................   73,985,675   2,363,091   2,380,039    2,254,355
 2009 ........................................................           --     510,203     966,007    3,680,545
 2010 ........................................................   63,519,381          --   1,860,003    4,726,279
                                                               ---------------------------------------------------
                                                               $174,676,721  $2,873,294  $5,309,946  $10,661,179
                                                               ===================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES (CONT.)

At February 28, 2002, the Franklin Arizona Tax-Free Income Fund had tax basis capital losses of $210,904, all of which is from the merged Franklin Arizona Insured Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At February 28, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending February 28, 2003.

       FRANKLIN COLORADO FRANKLIN DOUBLE FRANKLIN HIGH YIELD TAX-FREE INCOME FUND TAX-FREE INCOME FUND TAX-FREE INCOME FUND
     ----------------------------------------------------------------
            $57,968              $351,466             $16,477,462

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, non-deductible merger expenses and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, bond workout expenditures and bond discounts.

For the Funds, the tax characters of distributions paid during the year ended February 28, 2002, were the same for financial statement and tax purposes.

At February 28, 2002, the cost of investments, net unrealized appreciation (depreciation), undistributed tax-exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                                                                                                     FRANKLIN
                                                         FRANKLIN       FRANKLIN        FRANKLIN      FRANKLIN        FEDERAL
                                                          ARIZONA       COLORADO       CONNECTICUT     DOUBLE      INTERMEDIATE-
                                                         TAX-FREE       TAX-FREE        TAX-FREE      TAX-FREE     TERM TAX-FREE
                                                        INCOME FUND    INCOME FUND     INCOME FUND   INCOME FUND    INCOME FUND
                                                      --------------------------------------------------------------------------
Investments at cost ...............................   $920,537,419   $325,668,308   $296,341,944    $244,041,286   $233,699,558
                                                      ==========================================================================
Unrealized appreciation ...........................   $ 41,046,545   $ 16,654,739   $ 10,563,731    $ 12,946,156   $  8,189,882
Unrealized depreciation ...........................    (37,866,058)    (2,625,783)    (3,150,317)     (1,165,730)    (2,420,975)
                                                      --------------------------------------------------------------------------
Net unrealized appreciation .......................   $  3,180,487   $ 14,028,956   $  7,413,414    $ 11,780,426   $  5,768,907
                                                      ==========================================================================
Undistributed tax-exempt income ...................   $    173,744   $    208,757   $    236,579    $    102,836   $    330,203
Undistributed long-term capital gains .............             --             --             --              --             --
                                                      --------------------------------------------------------------------------
Distributable earnings ............................   $    173,744   $    208,757   $    236,579    $    102,836   $    330,203
                                                      ==========================================================================

                                                                      FRANKLIN       FRANKLIN        FRANKLIN       FRANKLIN
                                                                     HIGH YIELD     NEW JERSEY        OREGON      PENNSYLVANIA
                                                                      TAX-FREE       TAX-FREE        TAX-FREE       TAX-FREE
                                                                     INCOME FUND    INCOME FUND     INCOME FUND    INCOME FUND
                                                                 -------------------------------------------------------------
Investments at cost ...........................................  $5,261,437,916   $797,547,164   $545,642,531    $708,030,280
                                                                 =============================================================
Unrealized appreciation .......................................  $  299,396,756   $ 42,509,889   $ 20,243,273    $ 39,004,764
Unrealized depreciation .......................................    (316,791,145)    (1,949,108)    (2,471,789)     (3,799,537)
                                                                 =============================================================
Net unrealized appreciation (depreciation) ....................  $  (17,394,389)  $ 40,560,781   $ 17,771,484    $ 35,205,227
                                                                 =============================================================
Undistributed tax-exempt income ...............................  $   19,738,412   $    452,899   $    757,748    $    398,001
Undistributed long-term capital gains .........................              --             --             --              --
                                                                 =============================================================
Distributable earnings ........................................  $   19,738,412   $    452,899   $    757,748    $    398,001
                                                                 =============================================================


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2002 were as follows:

                                                                                                        FRANKLIN
                                                    FRANKLIN     FRANKLIN    FRANKLIN      FRANKLIN      FEDERAL
                                                     ARIZONA     COLORADO   CONNECTICUT     DOUBLE    INTERMEDIATE-
                                                    TAX-FREE     TAX-FREE    TAX-FREE      TAX-FREE   TERM TAX-FREE
                                                   INCOME FUND  INCOME FUND INCOME FUND   INCOME FUND  INCOME FUND
---------------------------------------------------------------------------------------------------------------------
Purchases .....................................  $372,401,967  $93,232,004  $87,917,711  $114,032,867  $80,384,061
Sales .........................................  $244,598,295  $66,484,904  $42,871,699  $ 76,538,975  $13,888,223

                                                                 FRANKLIN     FRANKLIN     FRANKLIN       FRANKLIN
                                                                HIGH YIELD   NEW JERSEY     OREGON      PENNSYLVANIA
                                                                 TAX-FREE     TAX-FREE     TAX-FREE       TAX-FREE
                                                                INCOME FUND  INCOME FUND  INCOME FUND    INCOME FUND
---------------------------------------------------------------------------------------------------------------------
Purchases ..................................................  $530,651,387  $169,092,171  $166,676,253  $120,967,726
Sales ......................................................  $658,770,740  $ 46,702,903  $101,040,347  $ 79,688,944


6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund have 2.4% and 38.0%, respectively, of their portfolios invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 2002, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $105,980 and $45,673,412 representing .04% and .86%, respectively, of the funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.


7. MERGER

On March 8, 2001, the Franklin Arizona Tax-Free Income Fund acquired the net assets of Franklin Arizona Insured Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Arizona Insured Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 6,843,792 Class A shares of the Franklin Arizona Tax-Free Income Fund (valued at $10.85) for the net assets of the Franklin Arizona Insured Tax-Free Income Fund which aggregated $74,255,143, including $3,467,723 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Arizona Tax-Free Income Fund immediately after the merger were $880,243,633.

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting a part of the Franklin Tax-Free Trust (hereafter referred to as the "Trust") at February 28, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 8, 2002

FRANKLIN TAX-FREE TRUST
Tax Designation


Under Section 852(b)(3)(c) of the Internal Revenue Code, the Franklin Double Tax-Free Income Fund hereby designates $44,747 as a capital gain dividend for the fiscal year ended February 28, 2002.

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

                                                               NUMBER OF
                                                          PORTFOLIOS IN FUND
                                               LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION        TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80)      Trustee         Since 1984         108          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and
FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)          Trustee         Since 1984         139          Director, RBC Holdings, Inc. (bank holding company)
One Franklin Parkway                                                           and Bar-S Foods (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)       Trustee         Since 1989         140          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)          Trustee         Since 1998         85           Director, Amerada Hess Corporation (exploration
One Franklin Parkway                                                           and refining of oil and gas); Hercules
San Mateo, CA 94403-1906                                                       Incorporated (chemicals, fibers and resins);
                                                                               Beverly Enterprises, Inc. (health care); H.J.
                                                                               Heinz Company (processed foods and allied
                                                                               products); RTI International Metals, Inc.
                                                                               (manufacture and distribution of titanium); Digex
                                                                               Incorporated (web hosting provider); and Canadian
                                                                               National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993), General Counsel to the
United States Treasury Department (1989-1990), and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)         Trustee         Since 1984         108          Director, The California Center for Land
One Franklin Parkway                                                           Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)         Trustee         Since 1992         139          Director, Martek Biosciences Corporation;
One Franklin Parkway                                                           WorldCom, Inc. (communications services);
San Mateo, CA 94403-1906                                                       MedImmune, Inc. (biotechnology); Overstock.com
                                                                               (Internet services); and Spacehab, Inc. (aerospace
                                                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services)
(until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and
President, National Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS   NUMBER OF

                                                               NUMBER OF
                                                          PORTFOLIOS IN FUND
                                               LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION        TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)      Chairman        Since 1984         139          None
One Franklin Parkway           of the Board
San Mateo, CA 94403-1906       and Trustee

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
--------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)  President      Since 1984          120          None
One Franklin Parkway           and Trustee
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc.
--------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (42)            Vice President Since 2000      Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)           Vice President Since 1986      Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (37)     Vice President Since 2000      Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)        Vice President Since 1995      Not Applicable   None
One Franklin Parkway           and Chief
San Mateo, CA 94403-1906       Financial Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in
Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)             Vice President Since 2000     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive
Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, Chief Executive Officer and Director,
Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
--------------------------------------------------------------------------------------------------------

                                                          NUMBER OF
                                                     PORTFOLIOS IN FUND
                                          LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS     POSITION        TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)     Vice President  Since 2000   Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior
Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until
1986), and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
--------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)      Vice President  Since 1985   Not Applicable     None
26335 Carmel Rancho Blvd.
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice
President, Templeton/Franklin Investment Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38) Treasurer       Since 2000   Not Applicable     None
One Franklin Parkway      and Principal
San Mateo, CA 94403-1906  Accounting
                          Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)    Vice President  Since 2000   Not Applicable     None
One Franklin Parkway      and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------
THOMAS WALSH (40)         Vice President  Since 2000   Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.



--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

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




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



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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton at 1-800/DIAL BEN(REGISTRATION MARK) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund(1)
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small Cap Growth Fund II(2)
Franklin Small-Mid Cap
 Growth Fund(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Growth and Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(4)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(6)
Franklin Short-Intermediate
 U.S. Government Securities Fund(5)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(5)
Franklin Federal Money Fund(5)
Franklin Money Fund(5)

TAX-FREE INCOME(7)
Double Tax-Free Income Fund(8)
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund
Tax-Exempt Money Fund(5)

STATE-SPECIFIC
TAX-FREE INCOME(7)
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

1. On 9/1/01, the fund reopened to new investors. The fund will close again when assets reach $2 billion.

2. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.

3. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.

4.  Formerly Franklin Value Fund. Effective 11/1/01, the fund's name changed.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. For investors subject to federal or state alternative minimum tax, all or a portion of the dividend income may be subject to such tax, depending on the fund. Distributions of capital gains and ordinary income from accrued market discount, if any, are generally taxable.

8. Formerly Franklin Puerto Rico Tax-Free Income Fund. Effective 12/1/01, the fund's name changed. Its investment goal and strategy remained the same. The fund continues to invest in municipal bonds issued by U.S. territories, including Puerto Rico.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

10. Portfolio of insured municipal securities.

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           02/02

[GRAPHIC OMITTED]                                          PRESORTED STANDARD
FRANKLIN TEMPLETON INVESTMENTS LOGO                            US POSTAGE
One Franklin Parkway                                              PAID
San Mateo, CA  94403-1906                                       BELL CA
                                                             PERMIT NO. 75

ANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(REGISTRATION MARK)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 A2002 04/02    PRINTED ON RECYCLED PAPER